UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Semi-Annual Report

June 30, 2023
(Unaudited)

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
TARGET RISK FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Global Bond Fund	GGBEX	GGBFX
Impact Bond Fund	GMBYX	GMBZX
Defensive Market Strategies® Fund	GDMYX	GDMZX
Impact Equity Fund	GMEYX	GMEZX
Equity Index Fund	GEQYX	GEQZX
Value Equity Index Fund	GVIYX	GVIZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Index Fund	GEIYX	GEIZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	GIIZX
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Real Estate Securities Fund	GREYX	GREZX
Strategic Alternatives Fund	GFSYX	GFSZX

GuideStone® Funds

GuideStone Funds
Privacy Notice
NOTICE CONCERNING OUR PRIVACY PRACTICES
This notice provides you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: Individual Retirement Accounts (“IRAs”), personal mutual fund accounts and/or GuideStone Personal Advisory Services.
The confidentiality of your information is important to us, as we recognize that you depend on us to keep your information confidential, as described in this notice.
We collect non-public personal information about you with regard to the products and services listed above from the following sources:
•	Information we receive from you on applications or other forms
•	Information about your transactions with us, our affiliates or others (including our third-party service providers)
•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives
•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone
We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services, GuideStone Advisors and GuideStone Advisors, LLC (collectively “GuideStone”) are affiliates of one another. GuideStone does not sell your personal information to non-affiliated third parties.
We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.
We may continue to maintain and disclose non-public personal information about you after you cease to receive financial products and services from us.
If you have any questions concerning our customer information policy, please contact a customer solutions specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC.

LETTER FROM THE PRESIDENT AND CHIEF INVESTMENT OFFICER
David S. Spika, CFA
Dear Shareholder:
Thank you for choosing to invest with GuideStone Funds. This 2023 GuideStone Funds Semi-Annual Report marks the first time that I am writing you as the President of GuideStone Funds. John R. Jones, who admirably served in this role for almost two decades, retired earlier this year. He built a strong foundation of excellence and best-in-class staff and sub-advisers. I am indebted to him for the foundation he laid and look forward to standing on his shoulders as we lean into the future.
The first half of 2023 gave us many opportunities to demonstrate our commitment to work on behalf of our investors. The effects of rising interest rates, inflationary trends unseen in two generations and geopolitical uncertainties made for an interesting market. You can rest assured, however, that as we have since our inception, we work diligently each day to earn your trust and your business.
We invite you to learn more about GuideStone Funds and the various investment options available by visiting our website, GuideStoneFunds.com/ Fund-Literature, or contacting us at 1-888-GS-FUNDS (1-888-473-8637).
Following is our recap of the markets over the first half of 2023.
Market Recap
Despite core inflation running at 20-year highs and the occurrence of the second- and third-largest bank failures in U.S. history, the first half of 2023 has proven to be surprising to the upside in the financial markets. After a difficult 2022 in which both stocks and bonds lost value, major equity and fixed income indexes have posted strong positive returns so far.
The S&P 500® Index has staged an impressive runup, with a year-to-date return of 16.89% for the period ended June 30, 2023. But for the most part, the rally has been strikingly narrow and led by a handful of mega-cap tech names. However, as the year’s first half closed, it broadened somewhat as a wider swath of sectors began seeing gains. Artificial Intelligence (“AI”) has captured the attention of investors. In some ways, the current market environment resembles the market from the late 90s, with equities climbing steadily higher despite rising federal funds rates, led by a few tech names riding a wave of new technology – the internet back then and AI now. International equities followed the lead of the United States, as developed markets returned 11.67%. Emerging markets were up a weaker 4.89%, primarily due to softness in the Chinese economy because of flagging global demand.
The U.S. 10-year Treasury yield rose almost 0.30% to close out the year’s first half at 3.86%. At the short end of the yield curve, we were seeing yields as high as we have seen since 2007. The 2/10 portion of the yield curve remains deeply inverted, with the two-year Treasury bond yield at 4.94%. Bond prices slipped as yields rose in the second quarter, leaving global and domestic fixed income with mixed results.
The following table summarizes the first six months of calendar year 2023 returns for each major broad-based market index or market indicator.

Index	1 st Quarter 2023 Return	2 nd Quarter 2023 Return	YTD Returns as of June 30, 2023
U.S. Equities
S&P 500®	7.50%	8.74%	16.89%
Russell 2000	2.74%	5.21%	8.09%
International Equities
MSCI EAFE	8.47%	2.95%	11.67%
MSCI Emerging Markets	3.96%	0.90%	4.89%
U.S. Fixed Income
Bloomberg U.S. Aggregate	2.96%	-0.84%	2.09%
Bloomberg US High Yield Corporate	3.57%	1.75%	5.38%
Global Fixed Income
Bloomberg Global Aggregate Bond	2.90%	0.06%	2.96%
Looking ahead at the upcoming second half, we expect interest rates and inflation to continue to be the primary drivers of the economy, just as they have been for the last 18 months. There is a 12- to 18-month lag between monetary policy implementation and its economic impact. The Federal Reserve (the “Fed”) ended its quantitative easing program and began raising rates in March 2022, so the effects of tighter policy are just now beginning to ripple through the U.S. economy.
Notably, inflation has cooled since its high last summer. By the end of June, the headline Consumer Price Index (“CPI”)1 had fallen to 3.0% year-over-year, with core CPI (headline excluding food and energy) at 4.8% year-over-year. Furthermore, June's Producer Price Index (PPI)2 data also confirmed slowing inflation, with prices up just 0.1%. While these tame inflation readings are a positive sign for the economy, we do not believe this is a “mission accomplished” scenario for the Fed. The Fed’s credibility is riding on its ability to fulfill its commitment to bringing core inflation down to 2.0%, and one report does not make a sustainable trend. Sticky inflation components, along with healthy wage gains, remain problematic. The labor market remains too tight, with an unemployment rate of 3.6%. The Fed must raise that rate by 1.0% or more (i.e., at least 4.5%) before impacting CPI. Consumer demand drives inflation, and fewer jobs mean a decline in spending, resulting in lower prices.
The market strength over the year’s first half has somewhat frustrated the Fed's efforts. Even with 5.0% in interest rate increases, coupled with quantitative tightening, stocks are trading at price-to-earnings (P/E)3 ratio of 20x, higher than when the Fed first started raising rates in March 2022. Investors seem to be betting that the Fed will stop raising rates soon and pivot to rate decreases, despite Chairman Powell's Congressional testimony in June that “nearly all” Fed policymakers expect it will be appropriate to raise rates “somewhat further” before year-end. We do not believe that financial markets have priced in the potential for lower earnings growth (an almost inevitable outcome of rising rates) or the risk of an economic or earnings recession. It is important to note that the Fed has never begun a federal funds easing cycle with the unemployment rate below 4%.
At the end of 2022, we wrote, “Our highest probability outcome and the best-case scenario for the U.S. economy is a mild to moderate recession next year.” The economy has demonstrated far more strength than expected. However, the government’s fiscal response to the COVID shock was unprecedented in modern history, kicking off a strong income and spending growth cycle that has mitigated some of the tightening efforts thus far. Though the factors for an economic slump and rising financial market volatility are still in play, recent economic data has led many experts to reduce their expectations for a recession.

We concur that the economy, and specifically the job market, has proven more resilient than we expected in the face of aggressive Fed tightening. We thus downplay near-term recession risks while also expressing skepticism that a soft landing can be achieved in which inflation returns to central bank comfort zones on a sustained basis without an economic downturn.
Sincerely,
David S. Spika, CFA
President and Chief Investment Officer
GuideStone Capital Management, LLC
The determination of "best-in-class" is solely the opinion of the Fund’s Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be “best-in-class."
1The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers.
2The Producer Price Index (PPI) measures the average change over time in the prices domestic producers receive for their output.
3The price-to-earnings (P/E) ratio relates a company's share price to its earnings per share.
Past performance does not guarantee future results and the Funds may experience negative performance. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. You cannot invest directly into an index.

About Your Expenses (Unaudited)
As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Actual
Fund	Class	Beginning Account Value 01/01/23	Ending Account Value 06/30/23	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
MyDestination 2015 Fund	Institutional	$1,000.00	$1,061.20	0.11%	$0.56
	Investor	1,000.00	1,060.10	0.39	1.99
MyDestination 2025 Fund	Institutional	1,000.00	1,073.80	0.10	0.51
	Investor	1,000.00	1,072.80	0.37	1.92
MyDestination 2035 Fund	Institutional	1,000.00	1,098.30	0.11	0.55
	Investor	1,000.00	1,096.20	0.37	1.92
MyDestination 2045 Fund	Institutional	1,000.00	1,118.50	0.12	0.63
	Investor	1,000.00	1,116.50	0.38	1.98
MyDestination 2055 Fund	Institutional	1,000.00	1,124.70	0.15	0.79
	Investor	1,000.00	1,122.70	0.42	2.21
Conservative Allocation Fund	Institutional	1,000.00	1,044.70	0.16	0.81
	Investor	1,000.00	1,043.70	0.41	2.07
Balanced Allocation Fund	Institutional	1,000.00	1,072.00	0.13	0.65
	Investor	1,000.00	1,070.00	0.38	1.95
Growth Allocation Fund	Institutional	1,000.00	1,103.10	0.13	0.68
	Investor	1,000.00	1,102.30	0.38	2.00
Aggressive Allocation Fund	Institutional	1,000.00	1,134.90	0.13	0.69
	Investor	1,000.00	1,133.70	0.38	2.03
Money Market Fund	Institutional	1,000.00	1,023.00	0.14	0.72
	Investor	1,000.00	1,021.60	0.41	2.04

About Your Expenses (Unaudited) (Continued)
Actual
Fund	Class	Beginning Account Value 01/01/23	Ending Account Value 06/30/23	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
Low-Duration Bond Fund	Institutional	$1,000.00	$1,013.10	0.33%	$1.64
	Investor	1,000.00	1,011.80	0.60	2.98
Medium-Duration Bond Fund	Institutional	1,000.00	1,025.30	0.38	1.91
	Investor	1,000.00	1,023.20	0.65	3.26
Global Bond Fund	Institutional	1,000.00	1,015.20	0.56	2.80
	Investor	1,000.00	1,013.90	0.86	4.30
Impact Bond Fund(3)	Institutional	1,000.00	993.50	0.50	2.10
	Investor	1,000.00	992.50	0.79	3.32
Defensive Market Strategies® Fund	Institutional	1,000.00	1,069.20	0.66	3.37
	Investor	1,000.00	1,068.10	0.92	4.73
Impact Equity Fund(3)	Institutional	1,000.00	1,072.00	0.87	3.82
	Investor	1,000.00	1,070.00	1.21	5.28
Equity Index Fund	Institutional	1,000.00	1,168.30	0.12	0.66
	Investor	1,000.00	1,166.70	0.39	2.08
Value Equity Index Fund	Institutional	1,000.00	1,054.20	0.20	1.02
	Investor	1,000.00	1,052.60	0.47	2.39
Value Equity Fund	Institutional	1,000.00	1,046.30	0.66	3.34
	Investor	1,000.00	1,044.50	0.92	4.66
Growth Equity Index Fund	Institutional	1,000.00	1,285.60	0.20	1.13
	Investor	1,000.00	1,283.20	0.47	2.66
Growth Equity Fund	Institutional	1,000.00	1,290.60	0.66	3.75
	Investor	1,000.00	1,289.00	0.92	5.23
Small Cap Equity Fund	Institutional	1,000.00	1,067.40	0.92	4.73
	Investor	1,000.00	1,066.10	1.19	6.10
International Equity Index Fund	Institutional	1,000.00	1,120.60	0.20	1.05
	Investor	1,000.00	1,119.30	0.50	2.63
International Equity Fund(4)	Institutional	1,000.00	1,124.30	0.85	4.48
	Investor	1,000.00	1,122.70	1.12	5.90
Emerging Markets Equity Fund	Institutional	1,000.00	1,073.10	1.08	5.56
	Investor	1,000.00	1,072.10	1.37	7.06
Global Real Estate Securities Fund	Institutional	1,000.00	1,029.20	0.82	4.13
	Investor	1,000.00	1,026.40	1.11	5.58
Strategic Alternatives Fund(4)	Institutional	1,000.00	1,017.30	1.15	5.75
	Investor	1,000.00	1,015.40	1.45	7.26

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/23	Ending Account Value 06/30/23	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
MyDestination 2015 Fund	Institutional	$1,000.00	$1,024.25	0.11%	$0.55
	Investor	1,000.00	1,022.86	0.39	1.96
MyDestination 2025 Fund	Institutional	1,000.00	1,024.30	0.10	0.50
	Investor	1,000.00	1,022.94	0.37	1.87
MyDestination 2035 Fund	Institutional	1,000.00	1,024.27	0.11	0.53
	Investor	1,000.00	1,022.96	0.37	1.86
MyDestination 2045 Fund	Institutional	1,000.00	1,024.20	0.12	0.61
	Investor	1,000.00	1,022.93	0.38	1.89
MyDestination 2055 Fund	Institutional	1,000.00	1,024.05	0.15	0.75
	Investor	1,000.00	1,022.71	0.42	2.11
Conservative Allocation Fund	Institutional	1,000.00	1,024.01	0.16	0.80
	Investor	1,000.00	1,022.77	0.41	2.05
Balanced Allocation Fund	Institutional	1,000.00	1,024.16	0.13	0.64
	Investor	1,000.00	1,022.91	0.38	1.90
Growth Allocation Fund	Institutional	1,000.00	1,024.15	0.13	0.65
	Investor	1,000.00	1,022.89	0.38	1.92
Aggressive Allocation Fund	Institutional	1,000.00	1,024.14	0.13	0.66
	Investor	1,000.00	1,022.90	0.38	1.92
Money Market Fund	Institutional	1,000.00	1,024.08	0.14	0.72
	Investor	1,000.00	1,022.78	0.41	2.04
Low-Duration Bond Fund	Institutional	1,000.00	1,023.16	0.33	1.65
	Investor	1,000.00	1,021.83	0.60	3.00
Medium-Duration Bond Fund	Institutional	1,000.00	1,022.91	0.38	1.91
	Investor	1,000.00	1,021.57	0.65	3.26
Global Bond Fund	Institutional	1,000.00	1,022.02	0.56	2.81
	Investor	1,000.00	1,020.52	0.86	4.32
Impact Bond Fund(3)	Institutional	1,000.00	1,018.99	0.50	2.13
	Investor	1,000.00	1,017.76	0.79	3.36
Defensive Market Strategies® Fund	Institutional	1,000.00	1,021.54	0.66	3.29
	Investor	1,000.00	1,020.22	0.92	4.62
Impact Equity Fund(3)	Institutional	1,000.00	1,017.41	0.87	3.72
	Investor	1,000.00	1,015.99	1.21	5.15
Equity Index Fund	Institutional	1,000.00	1,024.19	0.12	0.61
	Investor	1,000.00	1,022.87	0.39	1.95
Value Equity Index Fund	Institutional	1,000.00	1,023.80	0.20	1.00
	Investor	1,000.00	1,022.46	0.47	2.36
Value Equity Fund	Institutional	1,000.00	1,021.53	0.66	3.30
	Investor	1,000.00	1,020.24	0.92	4.60
Growth Equity Index Fund	Institutional	1,000.00	1,023.80	0.20	1.00
	Investor	1,000.00	1,022.46	0.47	2.36
Growth Equity Fund	Institutional	1,000.00	1,021.52	0.66	3.31
	Investor	1,000.00	1,020.23	0.92	4.61
Small Cap Equity Fund	Institutional	1,000.00	1,020.22	0.92	4.62
	Investor	1,000.00	1,018.89	1.19	5.96

About Your Expenses (Unaudited) (Continued)
Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/23	Ending Account Value 06/30/23	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
International Equity Index Fund	Institutional	$1,000.00	$1,023.80	0.20%	$1.01
	Investor	1,000.00	1,022.31	0.50	2.51
International Equity Fund(4)	Institutional	1,000.00	1,020.57	0.85	4.26
	Investor	1,000.00	1,019.24	1.12	5.61
Emerging Markets Equity Fund	Institutional	1,000.00	1,019.43	1.08	5.42
	Investor	1,000.00	1,017.98	1.37	6.87
Global Real Estate Securities Fund	Institutional	1,000.00	1,020.73	0.82	4.11
	Investor	1,000.00	1,019.29	1.11	5.56
Strategic Alternatives Fund(4)	Institutional	1,000.00	1,019.10	1.15	5.75
	Investor	1,000.00	1,017.59	1.45	7.27

(1) Expenses include the effect of contractual waivers by GuideStone Capital Management, LLC. The Target Date Funds’ and the Target Risk Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2) Expenses are equal to the Fund’s annualized expense ratios for the period January 1, 2023, through June 30, 2023, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(3) The expenses for Impact Equity Fund and Impact Bond Fund are equal to the funds' annualized expense ratios for the period January 27, 2023, through June 30, 2023, multiplied by the average account value over the period, multiplied by 154/365.
(4) The expense ratios for International Equity Fund and Strategic Alternatives Fund include the impact of dividend or interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT ABBREVIATIONS:
10Y	—	10 Year
12Y	—	12 Year
1M	—	1 Month
1Y	—	1 Year
2Y	—	2 Year
3M	—	3 Month
5Y	—	5 Year
6M	—	6 Month
AB	—	Aktiebolag
ABS	—	Asset-Backed Security
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
AEX	—	Amsterdam Exchange
AGM	—	Assured Guarantee Municipal Corporation
ARM	—	Adjustable Rate Mortgage
ASA	—	Allmennaksjeselskap
ASX	—	Australian Securities Exchange
BAM	—	Build America Mutual
BBR	—	Bank Bill Rate
BBSW	—	Bank Bill Swap Rate
BDC	—	Business Development Company
Bobl	—	Bundesobligation ("federal government bond")
Bovespa Index	—	Bolsa de Valores de São Paulo Index
BTP	—	Buoni del Tesoro Poliennali
Bund	—	Bundesanleihe ("federal bond")
Buxl	—	German Long-term Bonds
CAC	—	Cotation Assistée en Continu
CDI	—	Crest Depository Interest
CDO	—	Collateralized Debt Obligation
CDX	—	A series of indexes that track North American and emerging market credit derivative indexes.
Cetip	—	Central of Custody and Financial Settlement of Securities
CFETS	—	China Foreign Exchange Trade System
CLO	—	Collateralized Loan Obligation
CLP-TNA	—	Chilean Pesos Floating Rate Index
CME	—	Chicago Mercantile Exchange
CMT	—	Constant Maturity
CONV	—	Convertible
COPS	—	Certificates of Participation
CVA	—	Dutch Certificate
DAC	—	Designated Activity Company
DAX	—	Deutscher Aktien Index
EAFE	—	Europe, Australasia, Far East
EONIA	—	Euro Overnight Index Average
ESTR	—	Euro Short-Term Rate
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
Fannie Mae	—	Federal National Mortgage Association
FHA	—	Federal Housing Administration
FHLMC	—	Federal Home Loan Mortgage Corporation
FRA	—	Forward Rate Agreements
FTSE	—	Financial Times Stock Exchange
GDR	—	Global Depositary Receipt
Gtd.	—	Guaranteed
HIBOR	—	Hong Kong Interbank Offered Rate
HSCEI	—	Hang Seng China Enterprises Index
HTS	—	Harmonized Tariff Schedule
HY	—	High Yield
IBEX	—	Iberia Index
ICE	—	Intercontinental Exchange
IG	—	Investment Grade
IO	—	Interest Only (Principal amount shown is notional)
iTraxx	—	A group of international credit derivative indexes that are monitored by the International Index Company (IIC). iTraxx indexes cover credit derivatives markets in Europe, Asia and Australia
JIBAR	—	Johannesburg Interbank Average Rate
JSC	—	Joint Stock Company
KLCI	—	Kuala Lumpur Composite Index
KOSPI	—	Korea Composite Stock Price Index
KSCP	—	Kuwaiti Shareholding Company Public
KWCDC	—	Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MIB Index	—	Milano Indice di Borsa Index
MIBOR	—	Mumbai Inter-Bank Overnight Rate
MMY	—	Money Market Yield
MSCI	—	Morgan Stanley Capital International
MUTSCALM	—	Bank of Japan Estimate Unsecured Overnight Call Rate
NA	—	North American
NIBOR	—	Norwegian Interbank Offered Rate
NOWA	—	Norwegian Overnight Weighted Average
NVDR	—	Non-Voting Depository Receipt
OAT	—	Obligations Assimilables du Trésor
OMX	—	Stockholm Stock Exchange
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PJSC	—	Public Joint Stock Company
PLC	—	Public Limited Company
PRIBOR	—	Prague Inter-bank Offered Rate
PSF	—	Permanent School Fund
QPSC	—	Qualified Personal Service Corporation
QSC	—	Qatar Shareholder Company
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SA	—	Societe Anonyme
SAE	—	Societe Anonyme Egyptienne
SAQ	—	Societe des Alcools du Quebec
SBA	—	Small Business Administration
SBSN	—	Surat Berharga Syariah Negara
Schatz	—	Short Bond Future
SDR	—	Special Drawing Rights
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
SGX	—	Singapore Stock Exchange
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average Rate
SonyMA	—	State of New York Mortgage Agency
SORA	—	Singapore Overnight Rate Average
SSARON	—	Swiss Average Rate Overnight
STACR	—	Structured Agency Credit Risk
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TAIEX	—	Taiwan Stock Exchange Capitalization Weighted Stock Index
TBA	—	To be announced
Tbk	—	Terbuka
TELBOR	—	Tel Aviv Inter-Bank Offered Rate
TIIE	—	The Equilibrium Interbank Interest Rate
TSX	—	Toronto Stock Exchange
WIBOR	—	Warsaw Interbank Offered Rates

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of June 30, 2023, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$324,012,614	28.51%
Medium-Duration Bond	477,423,899	22.67
Global Bond	92,365,401	16.26
Impact Bond	10,390,644	16.91
Defensive Market Strategies®	62,245,402	4.59
Impact Equity	217,980	0.19
International Equity Index	12,375,383	1.42
International Equity	13,227,058	1.22
Emerging Markets Equity	25,640,835	3.40
Global Real Estate Securities	898,102	0.34
Strategic Alternatives	8,700,442	3.72

INVESTMENT FOOTNOTES:
λ	—	Century bond maturing in 2111
π	—	Century bond maturing in 2115.
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
^	—	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of year end.
†	—	Variable rate security. Rate shown reflects the rate in effect as of June 30, 2023.
γ	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ξ	—	Variable or floating rate security, the interest rate of which adjusts periodically and is linked to changes in current local market conditions.
Ω	—	Rate shown reflects the effective yield as of June 30, 2023.
∞	—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
†††	—	Security is a Level 3 investment (see Note 2 in Notes to Financial Statements).
Ø	—	7-day current yield as of June 30, 2023 is disclosed.
ρ	—	Perpetual bond. Maturity date represents the next call date.
~	—	Century bond maturing in 2121.
◊	—	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
≈	—	Unfunded loan commitment. An unfunded loan commitment is a contractual obligation for future funding at the option of the borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.
»	—	Zero coupon bond.
++	—	Loan Commitment. The closing of the commitment was held on May 31, 2023. The uncalled capital commitment at June 30, 2023 was $1,200,000.

FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Reals (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(D)	—	Par is denominated in Danish Krone (DKK).
(E)	—	Par is denominated in Euro (EUR).
(I)	—	Par is denominated in Indonesian Rupiahs (IDR).
(J)	—	Par is denominated in Japanese Yen (JPY).
FOREIGN BOND FOOTNOTES:
(KW)	—	Par is denominated in South Korean Won (KRW).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).
(Q)	—	Par is denominated in Russian Rubles (RUB).
(S)	—	Par is denominated in South African Rand (ZAR).
(U)	—	Par is denominated in British Pounds (GBP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).
(ZE)	—	Par is denominated in Czech Koruna (CZK).
(ZF)	—	Par is denominated in Thai Baht (THB).

COUNTERPARTY ABBREVIATIONS:
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BNY	—	Counterparty to contract is Bank of New York
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
FASC	—	Counterparty to contract is First Analysis Securities Corp.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MLIB	—	Counterparty to contract is Merrill Lynch International Bank
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
QCL	—	Counterparty to contract is Quilter and Co. Limited
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
TD	—	Counterparty to contract is Toronto-Dominion Bank.
UBS	—	Counterparty to contract is UBS AG.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INDEX DEFINITIONS:
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass- throughs), ABS and CMBS (agency and non-agency).
The Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index is an issuer- constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.
The Bloomberg Global Aggregate Bond Index (USD-Hedged) is a flagship measure of global investment grade debt from 24 local currency markets. This benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. All foreign currency exposure is hedged back to USD.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted and liquidity, size and revenue screened, the series is suitable for use as the basis for investment products.
The Bloomberg US Treasury: 1-3 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 1-2.999 years to maturity.  Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. (Future Ticker: I00055US)
The Bloomberg 1-3 Month US Treasury Bill Index tracks the market for treasury bills with 1 to 2.9999 months to maturity issued by the US government. US Treasury bills are issued in fixed maturity terms of 4-, 13-, 26- and 52-weeks. (Future Ticker: I00078US)
The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.
The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend and long-term historical sales per share growth trend.
The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to- book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.
The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
The Russell 3000® Index is composed of approximately 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

INDEX DISCLAIMERS
“Bloomberg®”, Bloomberg Global Aggregate Bond Index, Bloomberg US Aggregate Bond Index, Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index, Bloomberg Global Aggregate Bond Index (USD-Hedged), Bloomberg US Treasury 1-3 Year Index, and Bloomberg 1-3 Month US Treasury Bill Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by GuideStone Funds. Bloomberg is not affiliated with GuideStone Funds, and Bloomberg does not approve, endorse, review, or recommend GuideStone Funds. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to GuideStone Funds.
GuideStone Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings, including FTSE International Limited (collectively, the “LSE Group”), European Public Real Estate Association (“EPRA”), or the National Association of Real Estate Investments Trusts (Nareit) (and together the “Licensor Parties”). FTSE Russell is a trading name of certain of the LSE Group Companies. All rights in the FTSE Russell Indexes vest in the Licensor Parties. “FTSE®” and “FTSE Russell®” are a trademark(s) of the relevant LSE Group company and are used by any other LSE Group company under license. “Nareit®” is a trademark of Nareit, “EPRA®” is a trademark of EPRA and all are used by the LSE Group under license. The FTSE Russell Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The Licensor Parties do not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Indexes or (b) investment in or operation of the GuideStone Funds. The Licensor Parties make no claim, prediction, warranty or representation either as to the results to be obtained from the GuideStone Funds or the suitability of the FTSE Russell Indexes for the purpose to which it is being put by GuideStone Funds.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with GuideStone Funds. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
“Standard & Poor’s®”, “S&P®”, and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GuideStone Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 91.3%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	10,056,305	$127,011,135
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	12,027,113	152,142,985
GuideStone Global Bond Fund (Institutional Class)∞	4,304,444	36,200,372
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	6,351,793	70,886,012
GuideStone Equity Index Fund (Institutional Class)∞	2,582,253	119,997,277
GuideStone International Equity Index Fund (Institutional Class)∞	4,558,799	50,420,315
GuideStone Small Cap Equity Fund (Institutional Class)∞	914,671	14,927,436
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	2,458,028	21,655,226
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	689,879	5,746,692
GuideStone Strategic Alternatives Fund (Institutional Class)∞	638,296	6,370,194
Total Mutual Funds (Cost $627,638,364)		605,357,644
MONEY MARKET FUNDS — 1.7%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	11,507,191	11,507,191
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	15,240	15,240
Total Money Market Funds (Cost $11,522,431)		11,522,431

Par
U.S. TREASURY OBLIGATIONS — 7.0%
U.S. Treasury Inflationary Index Bonds
0.13%, 07/15/24	$6,877,375	6,672,963
	Par	Value
0.13%, 07/15/26	$12,023,105	$ 11,298,082
0.38%, 07/15/27	1,655,600	1,552,684
3.88%, 04/15/29	11,025,966	12,187,943
3.38%, 04/15/32	4,853,816	5,523,336
0.63%, 02/15/43	3,608,778	2,963,931
1.00%, 02/15/48	1,820,696	1,568,169
0.13%, 02/15/51	1,864,336	1,245,826
1.50%, 02/15/53	382,706	371,986
U.S. Treasury Inflationary Indexed Notes
0.63%, 07/15/32	3,273,285	3,010,799
Total U.S. Treasury Obligations (Cost $52,384,639)		46,395,719
TOTAL INVESTMENTS — 100.0% (Cost $691,545,434)		663,275,794
Other Assets in Excess of Liabilities — 0.0%		67,729
NET ASSETS — 100.0%		$663,343,523
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	47.5
U.S. Equity Select Funds	31.0
Non-U.S. Equity Select Funds	10.9
U.S. Treasury Obligations	7.0
Money Market Funds	1.7
Alternative Select Funds	1.0
Real Assets Select Funds	0.9
100.0

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 11,522,431	$ 11,522,431	$ —	$ —
Mutual Funds	605,357,644	605,357,644	—	—
U.S. Treasury Obligations	46,395,719	—	46,395,719	—
Total Assets - Investments in Securities	$663,275,794	$616,880,075	$46,395,719	$ —

See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 94.5%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	20,920,924	$ 264,231,269
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	26,351,894	333,351,453
GuideStone Global Bond Fund (Institutional Class)∞	10,799,441	90,823,303
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	19,428,239	216,819,146
GuideStone Equity Index Fund (Institutional Class)∞	8,679,844	403,352,335
GuideStone International Equity Index Fund (Institutional Class)∞	15,149,853	167,557,373
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,125,488	51,007,961
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	8,240,895	72,602,282
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	2,244,296	18,694,990
GuideStone Strategic Alternatives Fund (Institutional Class)∞	1,683,487	16,801,205
Total Mutual Funds (Cost $1,646,702,669)		1,635,241,317
MONEY MARKET FUNDS — 1.9%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	29,871,934	29,871,934
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	2,760,886	2,760,886
Total Money Market Funds (Cost $32,632,820)		32,632,820

Par
U.S. TREASURY OBLIGATIONS — 3.8%
U.S. Treasury Inflationary Index Bonds
0.13%, 07/15/24	$9,799,269	9,508,011
	Par	Value
0.13%, 07/15/26	$17,085,465	$ 16,055,168
0.38%, 07/15/27	2,381,088	2,233,074
3.88%, 04/15/29	15,685,475	17,338,496
3.38%, 04/15/32	6,990,178	7,954,382
0.63%, 02/15/43	5,159,167	4,237,284
1.00%, 02/15/48	2,632,628	2,267,487
0.13%, 02/15/51	2,674,157	1,786,982
1.50%, 02/15/53	551,097	535,660
U.S. Treasury Inflationary Indexed Notes
0.63%, 07/15/32	4,667,171	4,292,909
Total U.S. Treasury Obligations (Cost $73,373,230)		66,209,453
TOTAL INVESTMENTS — 100.2% (Cost $1,752,708,719)		1,734,083,590
Liabilities in Excess of Other Assets — (0.2)%		(2,748,169)
NET ASSETS — 100.0%		$1,731,335,421
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	39.8
U.S. Equity Select Funds	38.7
Non-U.S. Equity Select Funds	13.9
U.S. Treasury Obligations	3.8
Money Market Funds	1.9
Real Assets Select Funds	1.1
Alternative Select Funds	1.0
100.2

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 32,632,820	$ 32,632,820	$ —	$ —
Mutual Funds	1,635,241,317	1,635,241,317	—	—
U.S. Treasury Obligations	66,209,453	—	66,209,453	—
Total Assets - Investments in Securities	$1,734,083,590	$1,667,874,137	$66,209,453	$ —
See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 97.9%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	25,255,894	$ 319,487,057
GuideStone Global Bond Fund (Institutional Class)∞	9,475,950	79,692,734
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	12,551,139	140,070,713
GuideStone Equity Index Fund (Institutional Class)∞	11,832,512	549,856,845
GuideStone International Equity Index Fund (Institutional Class)∞	20,727,030	229,240,954
GuideStone Small Cap Equity Fund (Institutional Class)∞	4,231,254	69,054,069
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	11,251,576	99,126,385
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	2,649,686	22,071,885
GuideStone Strategic Alternatives Fund (Institutional Class)∞	1,012,309	10,102,845
Total Mutual Funds (Cost $1,480,861,627)		1,518,703,487
MONEY MARKET FUNDS — 2.1%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞ (Cost $32,745,941)	32,745,941	32,745,941
TOTAL INVESTMENTS — 100.0% (Cost $1,513,607,568)		1,551,449,428
Liabilities in Excess of Other Assets — (0.0)%		(150,054)
NET ASSETS — 100.0%		$1,551,299,374
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	48.9
Fixed Income Select Funds	25.7
Non-U.S. Equity Select Funds	21.2
Money Market Funds	2.1
Real Assets Select Funds	1.4
Alternative Select Funds	0.7
100.0

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 32,745,941	$ 32,745,941	$ —	$ —
Mutual Funds	1,518,703,487	1,518,703,487	—	—
Total Assets - Investments in Securities	$1,551,449,428	$1,551,449,428	$ —	$ —

See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 97.5%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	8,552,318	$ 108,186,828
GuideStone Global Bond Fund (Institutional Class)∞	3,217,400	27,058,337
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	5,513,937	61,535,543
GuideStone Equity Index Fund (Institutional Class)∞	12,158,622	565,011,153
GuideStone International Equity Index Fund (Institutional Class)∞	21,382,774	236,493,478
GuideStone Small Cap Equity Fund (Institutional Class)∞	4,345,152	70,912,876
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	11,437,905	100,767,939
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	2,576,128	21,459,146
Total Mutual Funds (Cost $1,105,093,318)		1,191,425,300
MONEY MARKET FUNDS — 2.5%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	24,864,134	24,864,134
	Shares	Value
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	6,090,818	$ 6,090,818
Total Money Market Funds (Cost $30,954,952)		30,954,952
TOTAL INVESTMENTS — 100.0% (Cost $1,136,048,270)		1,222,380,252
Other Assets in Excess of Liabilities — 0.0%		115,066
NET ASSETS — 100.0%		$1,222,495,318
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	57.0
Non-U.S. Equity Select Funds	27.6
Fixed Income Select Funds	11.1
Money Market Funds	2.5
Real Assets Select Funds	1.8
100.0

Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2023	12	$1,293,300	$14,480
MSCI Emerging Markets	09/2023	11	548,845	1,176
S&P 500® E-Mini	09/2023	17	3,815,013	48,800
10-Year U.S. Treasury Note	09/2023	5	561,328	(1,118)
Total Futures Contracts outstanding at June 30, 2023			$6,218,486	$63,338
See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 30,954,952	$ 30,954,952	$ —	$ —
Mutual Funds	1,191,425,300	1,191,425,300	—	—
Total Assets - Investments in Securities	$1,222,380,252	$1,222,380,252	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 64,456	$ 64,456	$ —	$ —
Total Assets - Other Financial Instruments	$ 64,456	$ 64,456	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (1,118)	$ (1,118)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (1,118)	$ (1,118)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 97.2%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	1,874,041	$ 23,706,626
GuideStone Global Bond Fund (Institutional Class)∞	705,471	5,933,008
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	2,404,149	26,830,301
GuideStone Equity Index Fund (Institutional Class)∞	5,816,122	270,275,171
GuideStone International Equity Index Fund (Institutional Class)∞	10,173,072	112,514,171
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,074,484	33,855,582
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	5,524,129	48,667,575
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,220,180	10,164,102
Total Mutual Funds (Cost $495,551,379)		531,946,536
MONEY MARKET FUNDS — 2.8%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞ (Cost $15,266,020)	15,266,020	15,266,020
TOTAL INVESTMENTS — 100.0% (Cost $510,817,399)		547,212,556
Other Assets in Excess of Liabilities — 0.0%		97,010
NET ASSETS — 100.0%		$547,309,566
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	60.5
Non-U.S. Equity Select Funds	29.5
Fixed Income Select Funds	5.4
Money Market Funds	2.8
Real Assets Select Funds	1.8
100.0

Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2023	8	$ 862,200	$12,142
MSCI Emerging Markets	09/2023	6	299,370	2,437
S&P 500® E-Mini	09/2023	11	2,468,538	36,562
10-Year U.S. Treasury Note	09/2023	2	224,531	(722)
Total Futures Contracts outstanding at June 30, 2023			$3,854,639	$50,419
See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 15,266,020	$ 15,266,020	$ —	$ —
Mutual Funds	531,946,536	531,946,536	—	—
Total Assets - Investments in Securities	$547,212,556	$547,212,556	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 51,141	$ 51,141	$ —	$ —
Total Assets - Other Financial Instruments	$ 51,141	$ 51,141	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (722)	$ (722)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (722)	$ (722)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2023 (Unaudited)
	MyDestination 2015 Fund	MyDestination 2025 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 46,410,959	$ 68,970,339
Investments in securities of affiliated issuers, at value	616,864,835	1,665,113,251
Total investments, at value(1)	663,275,794	1,734,083,590
Deposits with broker for futures contracts	—	—
Receivables:
Dividends	39,974	107,150
Interest	165,961	237,372
Investment securities sold	1,545,785	—
Fund shares sold	73,571	699,795
Variation margin on futures contracts	—	—
Prepaid expenses and other assets	32,662	47,155
Total Assets	665,133,747	1,735,175,062
Liabilities
Cash Overdraft	499,457	—
Payables:
Investment securities purchased	1,034,229	3,415,058
Fund shares redeemed	83,295	36,691
Accrued expenses:
Investment advisory fees	43,856	116,095
Shareholder servicing fees	87,068	215,615
Trustee fees	2,465	4,486
Other expenses	39,854	51,696
Total Liabilities	1,790,224	3,839,641
Net Assets	$663,343,523	$1,731,335,421
Net Assets Consist of:
Paid-in-capital	$688,407,859	$1,740,199,918
Distributable earnings (loss)	(25,064,336)	(8,864,497)
Net Assets	$663,343,523	$1,731,335,421
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$237,268,871	$ 671,451,506
Institutional shares outstanding	24,879,620	67,899,336
Net asset value, offering and redemption price per Institutional share	$ 9.54	$ 9.89
Net assets applicable to the Investor Class	$426,074,652	$1,059,883,915
Investor shares outstanding	44,741,498	107,256,764
Net asset value, offering and redemption price per Investor share	$ 9.52	$ 9.88

(1)Investments in securities of unaffiliated issuers, at cost	$ 52,399,879	$ 76,134,116
Investments in securities of affiliated issuers, at cost	639,145,555	1,676,574,603
Total investments, at cost	$691,545,434	$1,752,708,719

See Notes to Financial Statements.

MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ —	$ 6,090,818	$ —
1,551,449,428	1,216,289,434	547,212,556
1,551,449,428	1,222,380,252	547,212,556
—	267,000	170,000

132,088	85,198	46,170
—	15,969	—
—	50,000	—
719,994	129,529	413,176
—	64,688	41,556
45,619	40,889	27,970
1,552,347,129	1,223,033,525	547,911,428

—	—	—

687,030	116,430	431,750
30,046	141,665	21,101

102,339	96,173	49,489
177,767	137,249	59,060
3,575	2,938	2,350
46,998	43,752	38,112
1,047,755	538,207	601,862
$1,551,299,374	$1,222,495,318	$547,309,566

$1,494,325,640	$1,120,413,129	$508,209,719
56,973,734	102,082,189	39,099,847
$1,551,299,374	$1,222,495,318	$547,309,566

$ 673,862,904	$ 539,861,189	$252,053,805
65,574,732	51,518,097	16,839,054
$ 10.28	$ 10.48	$ 14.97
$ 877,436,470	$ 682,634,129	$295,255,761
85,532,831	65,302,734	19,798,800
$ 10.26	$ 10.45	$ 14.91

$ —	$ 6,090,818	$ —
1,513,607,568	1,129,957,452	510,817,399
$1,513,607,568	$1,136,048,270	$510,817,399
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2023 (Unaudited)
MyDestination 2015 Fund
Investment Income
Dividends	$ 1,990
Income distributions received from affiliated funds	6,472,207
Interest	737,235
Total Investment Income	7,211,432
Expenses
Investment advisory fees	347,288
Transfer agent fees:
Institutional shares	1,838
Investor shares	9,600
Custodian fees	7,511
Shareholder servicing fees:
Investor shares	522,521
Accounting and administration fees	11,115
Professional fees	44,203
Blue sky fees:
Institutional shares	7,277
Investor shares	8,548
Trustees expenses	2,637
Line of credit facility fees	1,299
Other expenses	25,077
Recoupment of prior expenses reduced by the Advisor	11,741
Total Expenses	1,000,655
Expenses waived/reimbursed(1)	(74,148)
Net Expenses	926,507
Net Investment Income	6,284,925
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	23,075
Net realized gain on investment securities of affiliated issuers	1,043,578
Net realized loss on investment securities of unaffiliated issuers	(495,309)
Net realized gain on futures transactions	—
Net realized gain	571,344
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	30,774,748
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	696,771
Change in unrealized appreciation (depreciation) on futures	—
Net change in unrealized appreciation (depreciation)	31,471,519
Net Realized and Unrealized Gain	32,042,863
Net Increase in Net Assets Resulting from Operations	$38,327,788

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 3,899	$ 203	$ —	$ —
16,173,308	12,370,915	7,293,600	2,935,077
1,021,951	990	16,676	—
17,199,158	12,372,108	7,310,276	2,935,077

864,281	727,566	561,673	244,075

1,873	1,885	1,847	1,844
15,259	12,154	10,044	9,352
11,891	10,512	9,247	6,646

1,286,340	1,040,833	794,568	336,273
27,012	23,564	18,395	8,494
44,358	44,318	44,266	44,170

7,773	7,776	7,773	6,287
7,971	8,000	8,090	4,781
4,842	3,961	3,244	2,672
3,309	2,846	2,179	932
42,468	42,219	35,776	28,484
57,902	61,237	20,334	64,068
2,375,279	1,986,871	1,517,436	758,078
(157,000)	(103,029)	(25,507)	(26,326)
2,218,279	1,883,842	1,491,929	731,752
14,980,879	10,488,266	5,818,347	2,203,325

75,069	88,628	83,730	39,594
(658,843)	7,836,134	6,176,775	675,089
(613,573)	—	—	—
—	38,842	94,678	61,657
(1,197,347)	7,963,604	6,355,183	776,340
103,828,060	116,147,132	112,661,982	54,129,665
564,231	—	—	—
—	—	63,338	50,419
104,392,291	116,147,132	112,725,320	54,180,084
103,194,944	124,110,736	119,080,503	54,956,424
$118,175,823	$134,599,002	$124,898,850	$57,159,749
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	MyDestination 2015 Fund		MyDestination 2025 Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/23	12/31/22	06/30/23	12/31/22
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 6,284,925	$ 10,845,126	$ 14,980,879	$ 24,257,121
Net realized gain (loss) on investment securities and futures transactions	571,344	19,688,884	(1,197,347)	55,603,730
Net change in unrealized appreciation (depreciation) on investment securities and futures	31,471,519	(125,494,870)	104,392,291	(333,050,758)
Net increase (decrease) in net assets resulting from operations	38,327,788	(94,960,860)	118,175,823	(253,189,907)
Distributions to Shareholders:
Distributions paid
Institutional shares	—	(16,080,809)	—	(43,588,582)
Investor shares	—	(28,848,121)	—	(70,624,252)
Return of capital
Institutional shares	—	—	—	—
Investor shares	—	—	—	—
Total distributions	—	(44,928,930)	—	(114,212,834)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	11,812,841	82,394,063	44,988,754	207,115,538
Investor shares	13,227,804	31,683,118	28,691,369	63,627,566
Reinvestment of dividends and distributions
Institutional shares	—	16,080,809	—	43,588,581
Investor shares	—	28,844,637	—	70,616,203
Total proceeds from shares sold and reinvested	25,040,645	159,002,627	73,680,123	384,947,888
Value of shares redeemed
Institutional shares	(12,548,675)	(39,514,382)	(25,862,754)	(49,720,875)
Investor shares	(29,315,177)	(84,460,063)	(59,976,528)	(129,197,425)
Total value of shares redeemed	(41,863,852)	(123,974,445)	(85,839,282)	(178,918,300)
Net increase (decrease) from capital share transactions(1)	(16,823,207)	35,028,182	(12,159,159)	206,029,588
Total increase (decrease) in net assets	21,504,581	(104,861,608)	106,016,664	(161,373,153)
Net Assets:
Beginning of Period	641,838,942	746,700,550	1,625,318,757	1,786,691,910
End of Period	$663,343,523	$ 641,838,942	$1,731,335,421	$1,625,318,757

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/23	12/31/22	06/30/23	12/31/22	06/30/23	12/31/22
(Unaudited)		(Unaudited)		(Unaudited)

$ 10,488,266	$ 18,683,072	$ 5,818,347	$ 14,305,140	$ 2,203,325	$ 5,780,213
7,963,604	45,442,728	6,355,183	29,778,397	776,340	9,297,519
116,147,132	(299,032,541)	112,725,320	(239,035,644)	54,180,084	(95,245,484)
134,599,002	(234,906,741)	124,898,850	(194,952,107)	57,159,749	(80,167,752)

—	(40,255,248)	—	(29,062,734)	—	(10,818,466)
—	(54,166,932)	—	(38,904,804)	—	(14,434,971)

—	—	—	—	—	—
—	—	—	—	—	—
—	(94,422,180)	—	(67,967,538)	—	(25,253,437)

53,816,048	190,049,365	54,981,898	106,471,021	45,445,302	46,662,378
39,683,655	72,523,171	38,363,292	63,610,295	30,167,142	53,121,148

—	40,255,248	—	29,062,734	—	10,818,466
—	54,164,673	—	38,904,777	—	14,434,761
93,499,703	356,992,457	93,345,190	238,048,827	75,612,444	125,036,753

(9,952,451)	(26,310,624)	(6,159,055)	(17,866,622)	(2,723,226)	(9,223,921)
(40,752,755)	(57,055,100)	(32,640,780)	(28,923,819)	(22,088,051)	(12,355,242)
(50,705,206)	(83,365,724)	(38,799,835)	(46,790,441)	(24,811,277)	(21,579,163)
42,794,497	273,626,733	54,545,355	191,258,386	50,801,167	103,457,590
177,393,499	(55,702,188)	179,444,205	(71,661,259)	107,960,916	(1,963,599)

1,373,905,875	1,429,608,063	1,043,051,113	1,114,712,372	439,348,650	441,312,249
$1,551,299,374	$1,373,905,875	$1,222,495,318	$1,043,051,113	$547,309,566	$439,348,650
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
MyDestination 2015 Fund
Institutional Class
2023(3)	$ 8.99	$0.10	$ 0.45	$ 0.55	$ —	$ —	$ —	$ 9.54	6.12%	$ 237,269	0.11%	0.15%	2.12%	9%
2022	11.09	0.19	(1.61)	(1.42)	(0.19)	(0.49)	(0.68)	8.99	(12.87)	224,236	0.11	0.15	1.91	21
2021	10.95	0.17	0.59	0.76	(0.26)	(0.36)	(0.62)	11.09	6.98	207,506	0.12	0.14	1.46	17
2020	10.40	0.16	0.82	0.98	(0.22)	(0.21)	(0.43)	10.95	9.41	169,812	0.06	0.14	1.58	23
2019	9.40	0.25	1.19	1.44	(0.28)	(0.16)	(0.44)	10.40	15.32	142,900	0.06	0.13	2.48	7
2018	10.37	0.20	(0.54)	(0.34)	(0.38)	(0.25)	(0.63)	9.40	(3.33)	104,300	0.13	0.15	1.91	32
Investor Class
2023(3)	$ 8.98	$0.09	$ 0.45	$ 0.54	$ —	$ —	$ —	$ 9.52	6.01%	$ 426,075	0.39%	0.40%	1.84%	9%
2022	11.09	0.15	(1.60)	(1.45)	(0.17)	(0.49)	(0.66)	8.98	(13.10)	417,603	0.36	0.40	1.50	21
2021	10.95	0.13	0.60	0.73	(0.23)	(0.36)	(0.59)	11.09	6.72	539,194	0.37	0.39	1.15	17
2020	10.40	0.13	0.82	0.95	(0.19)	(0.21)	(0.40)	10.95	9.16	528,088	0.31	0.39	1.29	23
2019	9.40	0.21	1.21	1.42	(0.26)	(0.16)	(0.42)	10.40	15.09	524,696	0.31	0.38	2.09	7
2018	10.38	0.17	(0.55)	(0.38)	(0.35)	(0.25)	(0.60)	9.40	(3.66)	496,209	0.37	0.39	1.67	32

MyDestination 2025 Fund
Institutional Class
2023(3)	$ 9.21	$0.09	$ 0.59	$ 0.68	$ —	$ —	$ —	$ 9.89	7.38%	$ 671,451	0.10%	0.13%	1.97%	10%
2022	11.53	0.18	(1.80)	(1.62)	(0.17)	(0.53)	(0.70)	9.21	(14.11)	606,791	0.11	0.13	1.76	14
2021	11.10	0.16	0.85	1.01	(0.28)	(0.30)	(0.58)	11.53	9.17	524,604	0.12	0.13	1.41	9
2020	10.42	0.17	0.97	1.14	(0.22)	(0.24)	(0.46)	11.10	10.95	449,798	0.08	0.12	1.60	19
2019	9.15	0.25	1.44	1.69	(0.27)	(0.15)	(0.42)	10.42	18.45	361,408	0.09	0.12	2.43	5
2018	10.25	0.18	(0.66)	(0.48)	(0.28)	(0.34)	(0.62)	9.15	(4.64)	250,202	0.12	0.13	1.80	37
Investor Class
2023(3)	$ 9.21	$0.08	$ 0.59	$ 0.67	$ —	$ —	$ —	$ 9.88	7.28%	$1,059,884	0.37%	0.38%	1.68%	10%
2022	11.54	0.14	(1.79)	(1.65)	(0.15)	(0.53)	(0.68)	9.21	(14.40)	1,018,527	0.36	0.38	1.34	14
2021	11.11	0.13	0.85	0.98	(0.25)	(0.30)	(0.55)	11.54	8.91	1,262,088	0.37	0.38	1.15	9
2020	10.43	0.14	0.97	1.11	(0.19)	(0.24)	(0.43)	11.11	10.69	1,118,397	0.34	0.38	1.31	19
2019	9.16	0.21	1.45	1.66	(0.24)	(0.15)	(0.39)	10.43	18.18	1,048,140	0.34	0.37	2.06	5
2018	10.26	0.15	(0.65)	(0.50)	(0.26)	(0.34)	(0.60)	9.16	(4.87)	888,153	0.36	0.38	1.51	37

MyDestination 2035 Fund
Institutional Class
2023(3)	$ 9.36	$0.08	$ 0.84	$ 0.92	$ —	$ —	$ —	$10.28	9.83%	$ 673,863	0.11%	0.13%	1.61%	3%
2022	12.00	0.17	(2.11)	(1.94)	(0.16)	(0.54)	(0.70)	9.36	(16.26)	572,407	0.13	0.13	1.67	11
2021	11.19	0.17	1.32	1.49	(0.30)	(0.38)	(0.68)	12.00	13.29	488,921	0.12	0.12	1.43	10
2020	10.22	0.16	1.18	1.34	(0.19)	(0.18)	(0.37)	11.19	13.15	379,986	0.14	0.14	1.61	11
2019	8.65	0.24	1.70	1.94	(0.24)	(0.13)	(0.37)	10.22	22.47	266,012	0.13	0.13	2.41	4
2018	9.95	0.15	(0.80)	(0.65)	(0.29)	(0.36)	(0.65)	8.65	(6.56)	173,573	0.13	0.14	1.54	50
Investor Class
2023(3)	$ 9.36	$0.06	$ 0.84	$ 0.90	$ —	$ —	$ —	$10.26	9.62%	$ 877,436	0.37%	0.38%	1.32%	3%
2022	12.00	0.13	(2.10)	(1.97)	(0.13)	(0.54)	(0.67)	9.36	(16.46)	801,499	0.38	0.38	1.22	11
2021	11.19	0.14	1.32	1.46	(0.27)	(0.38)	(0.65)	12.00	13.04	940,687	0.38	0.38	1.16	10
2020	10.22	0.13	1.19	1.32	(0.17)	(0.18)	(0.35)	11.19	12.90	765,874	0.39	0.39	1.29	11
2019	8.65	0.20	1.72	1.92	(0.22)	(0.13)	(0.35)	10.22	22.16	662,810	0.39	0.39	2.01	4
2018	9.96	0.12	(0.80)	(0.68)	(0.27)	(0.36)	(0.63)	8.65	(6.89)	514,670	0.38	0.39	1.25	50

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.36%, 0.38%, 0.37%, 0.34% and 0.33%, respectively, for 2023. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses is reflected in each Fund's total return.
(3)	For the six months ended June 30, 2023, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
MyDestination 2045 Fund
Institutional Class
2023(3)	$ 9.37	$0.06	$ 1.05	$ 1.11	$ —	$ —	$ —	$10.48	11.85%	$539,861	0.12%	0.13%	1.20%	3%
2022	12.10	0.17	(2.24)	(2.07)	(0.15)	(0.51)	(0.66)	9.37	(17.08)	437,044	0.13	0.13	1.61	7
2021	10.97	0.17	1.65	1.82	(0.30)	(0.39)	(0.69)	12.10	16.61	422,303	0.13	0.13	1.41	10
2020	9.87	0.15	1.24	1.39	(0.17)	(0.12)	(0.29)	10.97	14.06	323,697	0.14	0.14	1.58	7
2019	8.21	0.22	1.79	2.01	(0.22)	(0.13)	(0.35)	9.87	24.56	230,295	0.13	0.13	2.31	4
2018	9.60	0.13	(0.84)	(0.71)	(0.26)	(0.42)	(0.68)	8.21	(7.50)	160,533	0.14	0.15	1.36	58
Investor Class
2023(3)	$ 9.36	$0.05	$ 1.04	$ 1.09	$ —	$ —	$ —	$10.45	11.65%	$682,634	0.38%	0.38%	0.91%	3%
2022	12.09	0.13	(2.22)	(2.09)	(0.13)	(0.51)	(0.64)	9.36	(17.38)	606,007	0.38	0.38	1.25	7
2021	10.97	0.14	1.64	1.78	(0.27)	(0.39)	(0.66)	12.09	16.26	692,409	0.38	0.38	1.15	10
2020	9.87	0.12	1.24	1.36	(0.14)	(0.12)	(0.26)	10.97	13.80	553,181	0.41	0.41	1.26	7
2019	8.21	0.18	1.80	1.98	(0.19)	(0.13)	(0.32)	9.87	24.24	470,796	0.41	0.41	1.94	4
2018	9.60	0.10	(0.83)	(0.73)	(0.24)	(0.42)	(0.66)	8.21	(7.73)	357,044	0.39	0.40	1.08	58

MyDestination 2055 Fund
Institutional Class
2023(3)	$13.31	$0.08	$ 1.58	$ 1.66	$ —	$ —	$ —	$14.97	12.47%	$252,054	0.15%	0.17%	1.07%	1%
2022	17.11	0.23	(3.20)	(2.97)	(0.21)	(0.62)	(0.83)	13.31	(17.43)	184,087	0.17	0.17	1.56	7
2021	15.37	0.24	2.44	2.68	(0.42)	(0.52)	(0.94)	17.11	17.46	178,971	0.17	0.17	1.39	11
2020	13.77	0.21	1.74	1.95	(0.22)	(0.13)	(0.35)	15.37	14.23	130,214	0.16	0.18	1.58	12
2019	11.48	0.30	2.58	2.88	(0.30)	(0.29)	(0.59)	13.77	25.15	77,156	0.16	0.20	2.26	10
2018	13.45	0.19	(1.23)	(1.04)	(0.31)	(0.62)	(0.93)	11.48	(7.77)	54,326	0.18	0.24	1.40	62
Investor Class
2023(3)	$13.28	$0.05	$ 1.58	$ 1.63	$ —	$ —	$ —	$14.91	12.27%	$295,256	0.42%	0.43%	0.76%	1%
2022	17.07	0.19	(3.18)	(2.99)	(0.18)	(0.62)	(0.80)	13.28	(17.61)	255,261	0.42	0.42	1.27	7
2021	15.34	0.19	2.44	2.63	(0.38)	(0.52)	(0.90)	17.07	17.18	262,341	0.42	0.42	1.15	11
2020	13.76	0.17	1.73	1.90	(0.19)	(0.13)	(0.32)	15.34	13.85	189,213	0.42	0.44	1.27	12
2019	11.47	0.27	2.58	2.85	(0.27)	(0.29)	(0.56)	13.76	24.92	143,473	0.41	0.44	2.03	10
2018	13.45	0.15	(1.22)	(1.07)	(0.29)	(0.62)	(0.91)	11.47	(8.02)	94,392	0.39	0.49	1.08	62

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.36%, 0.38%, 0.37%, 0.34% and 0.33%, respectively, for 2023. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses is reflected in each Fund's total return.
(3)	For the six months ended June 30, 2023, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
See Notes to Financial Statements.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 98.1%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	15,185,681	$191,795,152
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	4,039,040	51,093,859
GuideStone Global Bond Fund (Institutional Class)∞	1,515,347	12,744,069
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	2,841,565	31,711,864
GuideStone Impact Bond Fund (Institutional Class)∞	1,715,487	16,794,623
GuideStone Impact Equity Fund (Institutional Class)∞	722,973	7,750,271
GuideStone Value Equity Index Fund (Institutional Class)∞	533,034	5,634,169
GuideStone Value Equity Fund (Institutional Class)∞	956,004	16,940,391
GuideStone Growth Equity Index Fund (Institutional Class)∞	484,888	5,716,824
GuideStone Growth Equity Fund (Institutional Class)∞	752,681	17,048,218
GuideStone Small Cap Equity Fund (Institutional Class)∞	272,521	4,447,551
GuideStone International Equity Fund (Institutional Class)∞	1,696,055	23,320,755
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,126,510	9,924,557
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	622,004	5,181,290
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,097,881	20,957,831
Total Mutual Funds (Cost $443,935,987)		421,061,424
	Shares	Value
MONEY MARKET FUNDS — 1.7%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	7,023,428	$ 7,023,428
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	967	967
Total Money Market Funds (Cost $7,024,395)		7,024,395
TOTAL INVESTMENTS — 99.8% (Cost $450,960,382)		428,085,819
Other Assets in Excess of Liabilities — 0.2%		1,007,276
NET ASSETS — 100.0%		$429,093,095
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	63.5
U.S. Equity Select Funds	19.0
Non-U.S. Equity Select Funds	7.7
Alternative Select Funds	4.9
Impact Select Funds	1.8
Money Market Funds	1.7
Real Assets Select Funds	1.2
99.8

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 7,024,395	$ 7,024,395	$ —	$ —
Mutual Funds	421,061,424	421,061,424	—	—
Total Assets - Investments in Securities	$428,085,819	$428,085,819	$ —	$ —

See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 97.0%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	4,016,907	$ 50,733,541
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	28,054,112	354,884,514
GuideStone Global Bond Fund (Institutional Class)∞	12,039,556	101,252,668
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	11,566,701	129,084,379
GuideStone Impact Bond Fund (Institutional Class)∞	1,966,600	19,253,011
GuideStone Impact Equity Fund (Institutional Class)∞	2,812,873	30,153,996
GuideStone Value Equity Index Fund (Institutional Class)∞	3,025,938	31,984,165
GuideStone Value Equity Fund (Institutional Class)∞	5,418,309	96,012,437
GuideStone Growth Equity Index Fund (Institutional Class)∞	2,697,333	31,801,559
GuideStone Growth Equity Fund (Institutional Class)∞	4,184,236	94,772,955
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,563,684	25,519,324
GuideStone International Equity Fund (Institutional Class)∞	9,378,187	128,950,068
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,217,134	54,772,947
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,183,131	26,515,485
GuideStone Strategic Alternatives Fund (Institutional Class)∞	4,868,588	48,637,192
Total Mutual Funds (Cost $1,325,519,622)		1,224,328,241
	Shares	Value
MONEY MARKET FUNDS — 2.9%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞ (Cost $36,389,070)	36,389,070	$ 36,389,070
TOTAL INVESTMENTS — 99.9% (Cost $1,361,908,692)		1,260,717,311
Other Assets in Excess of Liabilities — 0.1%		980,573
NET ASSETS — 100.0%		$1,261,697,884
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	41.6
U.S. Equity Select Funds	32.4
Non-U.S. Equity Select Funds	14.6
Alternative Select Funds	3.9
Money Market Funds	2.9
Impact Select Funds	2.4
Real Assets Select Funds	2.1
99.9

Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2023	15	$ 1,616,625	$ 14,073
MSCI Emerging Markets	09/2023	13	648,635	(4,213)
S&P 500® E-Mini	09/2023	15	3,366,188	84,234
10-Year U.S. Treasury Note	09/2023	6	673,594	(7,414)
U.S. Treasury Long Bond	09/2023	4	507,625	(1,757)
Ultra 10-Year U.S. Treasury Note	09/2023	5	592,187	(4,118)
Ultra Long U.S. Treasury Bond	09/2023	4	544,875	336
2-Year U.S. Treasury Note	09/2023	6	1,220,062	(8,752)
5-Year U.S. Treasury Note	09/2023	12	1,285,125	(14,182)
Total Futures Contracts outstanding at June 30, 2023			$10,454,916	$ 58,207
See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 36,389,070	$ 36,389,070	$ —	$ —
Mutual Funds	1,224,328,241	1,224,328,241	—	—
Total Assets - Investments in Securities	$1,260,717,311	$1,260,717,311	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 98,643	$ 98,643	$ —	$ —
Total Assets - Other Financial Instruments	$ 98,643	$ 98,643	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (40,436)	$ (40,436)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (40,436)	$ (40,436)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 97.0%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	1,361,635	$ 17,197,445
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	9,628,085	121,795,276
GuideStone Global Bond Fund (Institutional Class)∞	4,131,282	34,744,078
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	4,147,930	46,290,904
GuideStone Impact Bond Fund (Institutional Class)∞	1,559,898	15,271,405
GuideStone Impact Equity Fund (Institutional Class)∞	2,290,875	24,558,177
GuideStone Value Equity Index Fund (Institutional Class)∞	4,383,578	46,334,422
GuideStone Value Equity Fund (Institutional Class)∞	7,794,311	138,115,193
GuideStone Growth Equity Index Fund (Institutional Class)∞	3,907,047	46,064,086
GuideStone Growth Equity Fund (Institutional Class)∞	6,065,177	137,376,261
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,241,085	36,574,505
GuideStone International Equity Fund (Institutional Class)∞	13,686,064	188,183,374
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	9,090,335	80,085,853
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,767,533	31,383,554
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,406,376	24,039,696
Total Mutual Funds (Cost $1,041,188,451)		988,014,229
	Shares	Value
MONEY MARKET FUNDS — 2.8%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞ (Cost $28,702,750)	28,702,750	$ 28,702,750
TOTAL INVESTMENTS — 99.8% (Cost $1,069,891,201)		1,016,716,979
Other Assets in Excess of Liabilities — 0.2%		1,788,095
NET ASSETS — 100.0%		$1,018,505,074
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	44.2
Non-U.S. Equity Select Funds	26.4
Fixed Income Select Funds	18.5
Real Assets Select Funds	3.1
Money Market Funds	2.8
Impact Select Funds	2.4
Alternative Select Funds	2.4
99.8

Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2023	21	$ 2,263,275	$13,681
MSCI Emerging Markets	09/2023	19	948,005	(2,637)
S&P 500® E-Mini	09/2023	23	5,161,488	56,227
10-Year U.S. Treasury Note	09/2023	3	336,797	(1,333)
U.S. Treasury Long Bond	09/2023	2	253,812	1,246
Ultra 10-Year U.S. Treasury Note	09/2023	2	236,875	137
Ultra Long U.S. Treasury Bond	09/2023	2	272,437	(1,222)
2-Year U.S. Treasury Note	09/2023	3	610,031	(1,130)
5-Year U.S. Treasury Note	09/2023	5	535,469	(1,665)
Total Futures Contracts outstanding at June 30, 2023			$10,618,189	$63,304
See Notes to Financial Statements.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 28,702,750	$ 28,702,750	$ —	$ —
Mutual Funds	988,014,229	988,014,229	—	—
Total Assets - Investments in Securities	$1,016,716,979	$1,016,716,979	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 71,291	$ 71,291	$ —	$ —
Total Assets - Other Financial Instruments	$ 71,291	$ 71,291	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (7,987)	$ (7,987)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (7,987)	$ (7,987)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 97.0%
GuideStone Impact Equity Fund (Institutional Class)∞	3,597,355	$ 38,563,641
GuideStone Value Equity Index Fund (Institutional Class)∞	5,852,645	61,862,453
GuideStone Value Equity Fund (Institutional Class)∞	10,538,696	186,745,699
GuideStone Growth Equity Index Fund (Institutional Class)∞	5,237,834	61,754,068
GuideStone Growth Equity Fund (Institutional Class)∞	8,147,167	184,533,340
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,057,383	49,896,485
GuideStone International Equity Fund (Institutional Class)∞	18,281,543	251,371,219
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	12,184,600	107,346,321
Total Mutual Funds (Cost $969,777,979)		942,073,226
MONEY MARKET FUNDS — 2.9%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	28,107,031	28,107,031
	Shares	Value
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	2,220	$ 2,220
Total Money Market Funds (Cost $28,109,251)		28,109,251
TOTAL INVESTMENTS — 99.9% (Cost $997,887,230)		970,182,477
Other Assets in Excess of Liabilities — 0.1%		494,215
NET ASSETS — 100.0%		$970,676,692
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	56.1
Non-U.S. Equity Select Funds	36.9
Impact Select Funds	4.0
Money Market Funds	2.9
99.9

Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2023	23	$2,478,825	$19,509
MSCI Emerging Markets	09/2023	21	1,047,795	(3,396)
S&P 500® E-Mini	09/2023	25	5,610,313	75,267
Total Futures Contracts outstanding at June 30, 2023			$9,136,933	$91,380
See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 28,109,251	$ 28,109,251	$ —	$ —
Mutual Funds	942,073,226	942,073,226	—	—
Total Assets - Investments in Securities	$970,182,477	$970,182,477	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 94,776	$ 94,776	$ —	$ —
Total Assets - Other Financial Instruments	$ 94,776	$ 94,776	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (3,396)	$ (3,396)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (3,396)	$ (3,396)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2023 (Unaudited)
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 967	$ —	$ —	$ 2,220
Investments in securities of affiliated issuers, at value	428,084,852	1,260,717,311	1,016,716,979	970,180,257
Total investments, at value(1)	428,085,819	1,260,717,311	1,016,716,979	970,182,477
Deposits with broker for futures contracts	—	345,001	325,001	400,773
Receivables:
Dividends from affiliated funds	26,674	131,540	90,160	86,150
Interest	3	—	—	2
Investment securities sold	1,175,000	913,254	2,125,000	—
Fund shares sold	20,509	50,077	77,041	152,248
Variation margin on futures contracts	—	73,431	77,535	102,700
Prepaid expenses and other assets	29,603	44,593	40,639	38,672
Total Assets	429,337,608	1,262,275,207	1,019,452,355	970,963,022
Liabilities
Payables:
Investment securities purchased	100,000	—	—	—
Fund shares redeemed	4,361	234,383	669,210	20,867
Accrued expenses:
Investment advisory fees	35,290	102,996	82,730	78,286
Shareholder servicing fees	67,464	194,883	153,339	146,850
Trustee fees	3,986	6,541	5,175	4,541
Other expenses	33,412	38,520	36,827	35,786
Total Liabilities	244,513	577,323	947,281	286,330
Net Assets	$429,093,095	$1,261,697,884	$1,018,505,074	$ 970,676,692
Net Assets Consist of:
Paid-in-capital	$457,339,897	$1,383,042,595	$1,095,570,974	$1,024,121,477
Distributable earnings (loss)	(28,246,802)	(121,344,711)	(77,065,900)	(53,444,785)
Net Assets	$429,093,095	$1,261,697,884	$1,018,505,074	$ 970,676,692
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$100,978,243	$ 306,471,744	$ 263,692,386	$ 242,360,338
Institutional shares outstanding	9,391,100	27,803,284	23,035,654	21,505,237
Net asset value, offering and redemption price per Institutional share	$ 10.75	$ 11.02	$ 11.45	$ 11.27
Net assets applicable to the Investor Class	$328,114,852	$ 955,226,140	$ 754,812,688	$ 728,316,354
Investor shares outstanding	30,560,907	86,804,860	66,094,790	65,077,752
Net asset value, offering and redemption price per Investor share	$ 10.74	$ 11.00	$ 11.42	$ 11.19

(1)Investments in securities of unaffiliated issuers, at cost	$ 967	$ —	$ —	$ 2,220
Investments in securities of affiliated issuers, at cost	450,959,415	1,361,908,692	1,069,891,201	997,885,010
Total investments, at cost	$450,960,382	$1,361,908,692	$1,069,891,201	$ 997,887,230
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2023 (Unaudited)
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Dividends	$ 497	$ 40	$ 557	$ 936
Income distributions received from affiliated funds	4,388,313	11,962,259	6,024,259	2,179,191
Interest	1,840	10,602	19,536	25,822
Total Investment Income	4,390,650	11,972,901	6,044,352	2,205,949
Expenses
Investment advisory fees	213,915	616,374	488,001	458,049
Transfer agent fees:
Institutional shares	1,948	2,024	1,915	1,869
Investor shares	13,961	23,008	18,168	16,023
Custodian fees	6,468	9,987	8,701	8,290
Shareholder servicing fees:
Investor shares	411,875	1,171,202	909,667	862,616
Accounting and administration fees	7,686	20,411	16,374	15,388
Professional fees	45,384	45,509	45,465	45,454
Blue sky fees:
Institutional shares	7,127	7,627	7,126	7,126
Investor shares	8,231	8,238	8,587	7,675
Trustees expenses	4,142	7,000	5,562	4,906
Line of credit facility fees	863	2,464	1,929	1,803
Other expenses	29,669	53,031	43,958	40,491
Total Expenses	751,269	1,966,875	1,555,453	1,469,690
Net Investment Income	3,639,381	10,006,026	4,488,899	736,259
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	20,805	104,439	123,987	—
Net realized loss on investment securities of affiliated issuers	(5,723,093)	(17,265,104)	(17,994,758)	(19,145,473)
Net realized gain (loss) on futures transactions	—	108,547	71,139	(5,093)
Net realized loss	(5,702,288)	(17,052,118)	(17,799,632)	(19,150,566)
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	20,635,293	91,930,250	108,992,171	134,297,546
Change in unrealized appreciation (depreciation) on futures	—	58,207	63,304	91,380
Net change in unrealized appreciation (depreciation)	20,635,293	91,988,457	109,055,475	134,388,926
Net Realized and Unrealized Gain	14,933,005	74,936,339	91,255,843	115,238,360
Net Increase in Net Assets Resulting from Operations	$18,572,386	$ 84,942,365	$ 95,744,742	$115,974,619

See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS
	Conservative Allocation Fund		Balanced Allocation Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/23	12/31/22	06/30/23	12/31/22
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 3,639,381	$ 5,725,695	$ 10,006,026	$ 14,261,131
Net realized gain (loss) on investment securities and futures transactions	(5,702,288)	3,287,510	(17,052,118)	17,536,938
Net change in unrealized appreciation (depreciation) on investment securities and futures	20,635,293	(66,147,252)	91,988,457	(293,192,262)
Net increase (decrease) in net assets resulting from operations	18,572,386	(57,134,047)	84,942,365	(261,394,193)
Distributions to Shareholders:
Distributions paid
Institutional shares	—	(4,771,114)	—	(19,961,623)
Investor shares	—	(15,223,809)	—	(61,718,578)
Return of capital
Institutional shares	—	—	—	—
Investor shares	—	—	—	—
Total distributions	—	(19,994,923)	—	(81,680,201)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	8,796,749	31,328,624	17,509,743	53,552,809
Investor shares	7,037,280	30,943,787	10,570,753	27,574,647
Reinvestment of dividends and distributions
Institutional shares	—	4,744,242	—	19,589,091
Investor shares	—	15,183,685	—	61,672,995
Total proceeds from shares sold and reinvested	15,834,029	82,200,338	28,080,496	162,389,542
Value of shares redeemed
Institutional shares	(10,753,793)	(64,218,095)	(22,076,431)	(167,853,847)
Investor shares	(27,544,916)	(77,874,555)	(48,043,904)	(144,538,785)
Total value of shares redeemed	(38,298,709)	(142,092,650)	(70,120,335)	(312,392,632)
Net decrease from capital share transactions(1)	(22,464,680)	(59,892,312)	(42,039,839)	(150,003,090)
Total increase (decrease) in net assets	(3,892,294)	(137,021,282)	42,902,526	(493,077,484)
Net Assets:
Beginning of Period	432,985,389	570,006,671	1,218,795,358	1,711,872,842
End of Period	$429,093,095	$ 432,985,389	$1,261,697,884	$1,218,795,358

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/23	12/31/22	06/30/23	12/31/22
(Unaudited)		(Unaudited)

$ 4,488,899	$ 10,206,764	$ 736,259	$ 9,148,197
(17,799,632)	(3,306,480)	(19,150,566)	3,431,441
109,055,475	(256,698,812)	134,388,926	(250,613,254)
95,744,742	(249,798,528)	115,974,619	(238,033,616)

—	(21,105,665)	—	(25,308,110)
—	(61,854,947)	—	(77,924,492)

—	—	—	—
—	—	—	—
—	(82,960,612)	—	(103,232,602)

14,567,655	42,584,905	10,547,607	25,773,583
9,741,884	21,081,035	7,822,062	15,322,598

—	20,833,242	—	25,292,613
—	61,789,216	—	77,918,252
24,309,539	146,288,398	18,369,669	144,307,046

(12,187,458)	(163,968,569)	(10,165,022)	(77,809,334)
(36,002,055)	(112,149,457)	(32,250,224)	(82,646,759)
(48,189,513)	(276,118,026)	(42,415,246)	(160,456,093)
(23,879,974)	(129,829,628)	(24,045,577)	(16,149,047)
71,864,768	(462,588,768)	91,929,042	(357,415,265)

946,640,306	1,409,229,074	878,747,650	1,236,162,915
$1,018,505,074	$ 946,640,306	$970,676,692	$ 878,747,650
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2023(3)	$10.29	$0.10	$ 0.36	$ 0.46	$ —	$ —	$ —	$10.75	4.47%	$ 100,978	0.16%	0.16%	1.92%	6%
2022	11.99	0.14	(1.33)	(1.19)	(0.19)	(0.32)	(0.51)	10.29	(9.93)	98,566	0.16	0.16	1.28	15
2021	11.97	0.11	0.38	0.49	(0.22)	(0.25)	(0.47)	11.99	4.07	146,436	0.15	0.15	0.92	6
2020	11.52	0.16	0.67	0.83	(0.20)	(0.18)	(0.38)	11.97	7.17	135,681	0.15	0.15	1.35	15
2019	10.87	0.25	0.95	1.20	(0.27)	(0.28)	(0.55)	11.52	11.01	111,611	0.13	0.13	2.19	7
2018	11.47	0.23	(0.45)	(0.22)	(0.37)	(0.01)	(0.38)	10.87	(1.90)	87,409	0.17	0.17	2.01	12
Investor Class
2023(3)	$10.29	$0.09	$ 0.36	$ 0.45	$ —	$ —	$ —	$10.74	4.37%	$ 328,115	0.41%	0.41%	1.64%	6%
2022	11.99	0.13	(1.35)	(1.22)	(0.16)	(0.32)	(0.48)	10.29	(10.17)	334,419	0.41	0.41	1.14	15
2021	11.97	0.08	0.38	0.46	(0.19)	(0.25)	(0.44)	11.99	3.81	423,571	0.40	0.40	0.65	6
2020	11.52	0.13	0.67	0.80	(0.17)	(0.18)	(0.35)	11.97	6.92	415,174	0.40	0.40	1.09	15
2019	10.87	0.21	0.96	1.17	(0.24)	(0.28)	(0.52)	11.52	10.73	415,743	0.39	0.39	1.86	7
2018	11.47	0.20	(0.44)	(0.24)	(0.35)	(0.01)	(0.36)	10.87	(2.13)	405,512	0.40	0.40	1.76	12

Balanced Allocation Fund
Institutional Class
2023(3)	$10.28	$0.10	$ 0.64	$ 0.74	$ —	$ —	$ —	$11.02	7.20%	$ 306,472	0.13%	0.13%	1.83%	4%
2022	13.03	0.13	(2.14)	(2.01)	(0.17)	(0.57)	(0.74)	10.28	(15.34)	290,280	0.13	0.13	1.11	18
2021	12.88	0.15	0.77	0.92	(0.34)	(0.43)	(0.77)	13.03	7.17	481,118	0.12	0.12	1.12	19
2020	12.19	0.15	1.18	1.33	(0.23)	(0.41)	(0.64)	12.88	11.00	450,122	0.12	0.12	1.21	15
2019	11.07	0.26	1.69	1.95	(0.29)	(0.54)	(0.83)	12.19	17.62	377,832	0.12	0.12	2.12	9
2018	12.16	0.23	(0.80)	(0.57)	(0.49)	(0.03)	(0.52)	11.07	(4.63)	296,530	0.13	0.13	1.93	13
Investor Class
2023(3)	$10.28	$0.08	$ 0.64	$ 0.72	$ —	$ —	$ —	$11.00	7.00%	$ 955,226	0.38%	0.38%	1.56%	4%
2022	13.02	0.11	(2.14)	(2.03)	(0.14)	(0.57)	(0.71)	10.28	(15.58)	928,515	0.38	0.38	1.01	18
2021	12.87	0.11	0.78	0.89	(0.31)	(0.43)	(0.74)	13.02	6.92	1,230,755	0.37	0.37	0.85	19
2020	12.19	0.11	1.18	1.29	(0.20)	(0.41)	(0.61)	12.87	10.66	1,219,621	0.37	0.37	0.93	15
2019	11.07	0.22	1.70	1.92	(0.26)	(0.54)	(0.80)	12.19	17.33	1,237,755	0.38	0.38	1.79	9
2018	12.16	0.20	(0.80)	(0.60)	(0.46)	(0.03)	(0.49)	11.07	(4.89)	1,164,939	0.38	0.38	1.68	13

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.50%, 0.59%, 0.66% and 0.71%, respectively for 2023. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses is reflected in each Fund's total return.
(3)	For the six months ended June 30, 2023, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2023(3)	$10.38	$0.06	$ 1.01	$ 1.07	$ —	$ —	$ —	$11.45	10.31%	$263,692	0.13%	0.13%	1.12%	5%
2022	13.83	0.11	(2.55)	(2.44)	(0.03)	(0.98)	(1.01)	10.38	(17.73)	236,709	0.13	0.13	0.96	22
2021	13.25	0.14	1.42	1.56	(0.40)	(0.58)	(0.98)	13.83	11.82	440,338	0.12	0.12	0.96	17
2020	12.31	0.11	1.51	1.62	(0.18)	(0.50)	(0.68)	13.25	13.30	404,479	0.13	0.13	0.90	15
2019	11.02	0.23	2.25	2.48	(0.22)	(0.97)	(1.19)	12.31	22.62	312,347	0.12	0.12	1.86	10
2018	12.43	0.20	(1.11)	(0.91)	(0.46)	(0.04)	(0.50)	11.02	(7.32)	244,900	0.13	0.13	1.60	9
Investor Class
2023(3)	$10.36	$0.05	$ 1.01	$ 1.06	$ —	$ —	$ —	$11.42	10.23%	$754,813	0.38%	0.38%	0.85%	5%
2022	13.82	0.11	(2.59)	(2.48)	(—)†	(0.98)	(0.98)	10.36	(18.03)	709,931	0.39	0.39	0.93	22
2021	13.24	0.10	1.43	1.53	(0.37)	(0.58)	(0.95)	13.82	11.56	968,891	0.38	0.38	0.71	17
2020	12.31	0.07	1.51	1.58	(0.15)	(0.50)	(0.65)	13.24	12.96	919,826	0.38	0.38	0.61	15
2019	11.02	0.19	2.26	2.45	(0.19)	(0.97)	(1.16)	12.31	22.33	935,085	0.38	0.38	1.51	10
2018	12.42	0.17	(1.10)	(0.93)	(0.43)	(0.04)	(0.47)	11.02	(7.50)	852,723	0.38	0.38	1.35	9

Aggressive Allocation Fund
Institutional Class
2023(3)	$ 9.93	$0.02	$ 1.32	$ 1.34	$ —	$ —	$ —	$11.27	13.49%	$242,360	0.13%	0.13%	0.36%	7%
2022	13.92	0.12	(2.78)	(2.66)	(0.03)	(1.30)	(1.33)	9.93	(19.29)	213,158	0.13	0.13	1.04	30
2021	13.06	0.12	1.85	1.97	(0.46)	(0.65)	(1.11)	13.92	15.09	331,642	0.13	0.13	0.81	12
2020	12.00	0.07	1.80	1.87	(0.11)	(0.70)	(0.81)	13.06	15.75	290,969	0.13	0.13	0.59	13
2019	10.61	0.18	2.69	2.87	(0.15)	(1.33)	(1.48)	12.00	27.25	239,577	0.12	0.12	1.48	9
2018	12.28	0.15	(1.37)	(1.22)	(0.40)	(0.05)	(0.45)	10.61	(9.95)	167,013	0.14	0.14	1.18	9
Investor Class
2023(3)	$ 9.87	$0.01	$ 1.31	$ 1.32	$ —	$ —	$ —	$11.19	13.37%	$728,317	0.38%	0.38%	0.10%	7%
2022	13.86	0.10	(2.78)	(2.68)	(—)†	(1.31)	(1.31)	9.87	(19.57)	665,590	0.39	0.39	0.90	30
2021	13.00	0.08	1.85	1.93	(0.42)	(0.65)	(1.07)	13.86	14.89	904,521	0.38	0.38	0.54	12
2020	11.95	0.03	1.80	1.83	(0.08)	(0.70)	(0.78)	13.00	15.49	849,922	0.38	0.38	0.30	13
2019	10.58	0.14	2.68	2.82	(0.12)	(1.33)	(1.45)	11.95	26.86	840,397	0.38	0.38	1.12	9
2018	12.24	0.12	(1.36)	(1.24)	(0.37)	(0.05)	(0.42)	10.58	(10.15)	742,412	0.38	0.38	0.94	9

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.50%, 0.59%, 0.66% and 0.71%, respectively for 2023. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses is reflected in each Fund's total return.
(3)	For the six months ended June 30, 2023, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 37.7%
Federal Farm Credit Bank Discount Notes
5.00%, 09/11/23	$ 3,870,000	$ 3,831,300
4.65%, 10/16/23	1,125,000	1,109,451
4.65%, 11/13/23	1,125,000	1,105,383
Federal Farm Credit Banks Funding Corporation
(Floating, U.S. SOFR + 0.04%), 5.13%, 07/12/23†	1,180,000	1,179,998
(Floating, U.S. SOFR + 0.03%), 5.12%, 07/25/23†	4,655,000	4,654,991
(Floating, U.S. SOFR + 0.05%), 5.14%, 08/22/23†	9,040,000	9,040,000
(Floating, U.S. SOFR + 0.05%), 5.14%, 09/28/23†	6,010,000	6,010,000
(Floating, U.S. SOFR + 0.05%), 5.14%, 10/16/23†	9,935,000	9,935,000
(Floating, U.S. SOFR + 0.06%), 5.15%, 11/22/23†	11,060,000	11,060,000
(Floating, U.S. SOFR + 0.06%), 5.15%, 01/10/24†	1,660,000	1,660,000
(Floating, U.S. SOFR + 0.05%), 5.14%, 02/20/24†	13,140,000	13,140,000
(Floating, U.S. SOFR + 0.05%), 5.14%, 05/09/24†	7,680,000	7,680,000
(Floating, U.S. SOFR + 0.10%), 5.19%, 08/01/24†	3,425,000	3,425,000
(Floating, U.S. SOFR + 0.09%), 5.18%, 08/26/24†	16,270,000	16,270,000
(Floating, U.S. SOFR + 0.14%), 5.23%, 11/07/24†	8,840,000	8,840,000
Federal Home Loan Bank
(Floating, U.S. SOFR + 0.06%), 5.02%, 07/03/23†	4,750,000	4,750,000
(Floating, U.S. SOFR + 0.02%), 5.11%, 07/13/23†	30,300,000	30,300,000
(Floating, U.S. SOFR + 0.00%), 5.09%, 08/03/23†	41,900,000	41,900,000
(Floating, U.S. SOFR + 0.00%), 5.09%, 08/08/23†	28,200,000	28,200,000
(Floating, U.S. SOFR + 0.07%), 5.16%, 08/22/23†	6,395,000	6,395,000
(Floating, U.S. SOFR + 0.01%), 5.10%, 08/25/23†	22,540,000	22,540,000
3.38%, 09/01/23	11,995,000	11,990,599
(Floating, U.S. SOFR + 0.06%), 5.15%, 09/05/23†	22,255,000	22,255,000
(Floating, U.S. SOFR + 0.02%), 5.11%, 09/08/23†	17,400,000	17,400,000
(Floating, U.S. SOFR + 0.09%), 5.18%, 09/08/23†	10,255,000	10,255,000
	Par	Value
(Floating, U.S. SOFR + 0.02%), 5.11%, 09/18/23†	$31,870,000	$ 31,870,000
(Floating, U.S. SOFR + 0.02%), 5.11%, 09/19/23†	36,000,000	36,000,000
(Floating, U.S. SOFR + 0.03%), 5.12%, 09/19/23†	25,725,000	25,725,000
(Floating, U.S. SOFR + 0.07%), 5.16%, 09/25/23†	4,385,000	4,385,000
(Floating, U.S. SOFR + 0.04%), 5.13%, 09/26/23†	39,000,000	39,000,000
(Floating, U.S. SOFR + 0.10%), 5.19%, 10/06/23†	6,060,000	6,060,000
(Floating, U.S. SOFR + 0.07%), 5.16%, 11/30/23†	7,215,000	7,215,000
(Floating, U.S. SOFR + 0.08%), 5.17%, 01/24/24†	23,000,000	23,000,000
5.45%, 03/08/24	5,070,000	5,067,804
5.40%, 03/27/24	14,030,000	14,030,000
Federal Home Loan Bank Discount Notes
4.86%, 07/14/23	2,520,000	2,515,577
5.01%, 07/19/23	10,510,000	10,483,199
4.92%, 07/25/23	14,695,000	14,646,409
2.34%, 08/04/23	4,580,000	4,559,609
4.96%, 08/16/23	7,895,000	7,844,459
5.09%, 08/23/23	8,525,000	8,460,364
4.79%, 08/29/23	4,700,000	4,662,873
4.96%, 09/01/23	7,465,000	7,400,847
4.99%, 09/15/23	30,020,000	29,703,756
4.64%, 02/02/24	5,265,000	5,117,159
4.94%, 02/09/24	22,035,000	21,358,492
Total Agency Obligations (Cost $604,032,270)		604,032,270
U.S. TREASURY OBLIGATIONS — 5.0%
U.S. Treasury Bills
4.16%, 08/01/23Ω	9,200,000	9,164,914
4.92%, 08/10/23Ω	45,280,000	45,022,318
4.99%, 09/14/23Ω	5,750,000	5,688,307
4.90%, 06/13/24Ω	5,270,000	5,018,849
		64,894,388
U.S. Treasury Floating Rate Notes
(Floating, U.S. Treasury 3M Bill MMY - 0.08%), 5.23%, 04/30/24†	15,920,000	15,912,809
Total U.S. Treasury Obligations (Cost $80,807,197)		80,807,197

See Notes to Financial Statements.

	Par	Value
REPURCHASE AGREEMENTS — 57.8%
Bank of Nova Scotia
5.04% (dated 6/30/2023, due 07/03/2023, repurchase price $100,042,000, collaterized by U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 4.500%, due 7/25/2023 to 08/15/2052, total market value $102,042,857)	$100,000,000	$100,000,000
BNP Paribas
5.05% (dated 6/30/2023, due 07/03/2023, repurchase price $76,031,983, collaterized by U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 3.875%, due 7/25/2023 to 08/15/2046, total market value $77,520,071)	76,000,000	76,000,000

5.05% (dated 6/30/2023, due 07/03/2023, repurchase price $50,021,042, collaterized by Federal National Mortgage Association, Government National Mortgage Association, U.S. Treasury Bills, U.S. Treasury Bonds, U.S. Treasury Notes, and Federal Home Loan Mortgage Corporation, 0.000% to 6.000%, due 11/02/2023 to 06/01/2053, total market value $51,000,062)	50,000,000	50,000,000
Citigroup Global Markets, Inc.
5.06% (dated 6/30/2023, due 07/03/2023, repurchase price $100,042,167, collaterized by U.S. Treasury Notes, 1.375% to 4.625%, due 02/28/2025 to 11/15/2031, total market value $102,000,020)	100,000,000	100,000,000
Goldman Sachs & Co.
5.06% (dated 6/30/2023, due 07/03/2023, repurchase price $100,042,167, collaterized by Government National Mortgage Association, 2.500% to 7.000%, due 02/20/2045 to 06/15/2064, total market value $102,000,000)	100,000,000	100,000,000
Mitsubishi UFJ Securities USA, Inc.
5.06% (dated 6/30/2023, due 07/03/2023, repurchase price $100,042,167, collaterized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, 2.210% to 5.500%, due 09/01/2027 to 05/01/2053, total market value $103,000,000)	100,000,000	100,000,000
	Par	Value
Mizuho Securities USA, Inc.
5.06% (dated 6/30/2023, due 07/03/2023, repurchase price $99,041,745, collaterized by U.S. Treasury Bonds, 1.625% to 6.000%, due 02/15/2026 to 08/15/2052, total market value $100,980,079)	$ 99,000,000	$ 99,000,000
Morgan Stanley
5.05% (dated 6/30/2023, due 07/03/2023, repurchase price $100,042,083, collaterized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 6.250%, due 08/31/2024 to 05/15/2040, total market value $102,000,083)	100,000,000	100,000,000
Natixis S.A.
5.06% (dated 6/30/2023, due 07/03/2023, repurchase price $105,044,275, collaterized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.125% to 4.000%, due 10/31/2024 to 02/15/2051, total market value $107,100,001)	105,000,000	105,000,000
TD Securities USA LLC
5.06% (dated 6/30/2023, due 07/03/2023, repurchase price $95,040,058, collaterized by Federal National Mortgage Association, 3.500% to 6.500%, due 07/01/2046 to 07/01/2053, total market value $97,850,001)	95,000,000	95,000,000
Total Repurchase Agreements (Cost $925,000,000)		925,000,000
TOTAL INVESTMENTS —100.5% (Cost $1,609,839,467)		1,609,839,467
Liabilities in Excess of Other Assets — (0.5)%		(8,011,546)
NET ASSETS — 100.0%		$1,601,827,921
PORTFOLIO SUMMARY (based on net assets)
%
Repurchase Agreements	57.8
Agency Obligations	37.7
U.S. Treasury Obligations	5.0
100.5
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 604,032,270	$ —	$ 604,032,270	$ —
Repurchase Agreements	925,000,000	—	925,000,000	—
U.S. Treasury Obligations	80,807,197	—	80,807,197	—
Total Assets - Investments in Securities	$1,609,839,467	$ —	$1,609,839,467	$ —

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 5.7%
Federal Farm Credit Banks Funding Corporation
0.70%, 01/27/27	$2,000,000	$ 1,751,133
2.25%, 08/15/29	1,000,000	883,153
2.17%, 10/29/29	750,000	657,565
1.68%, 09/17/35	2,300,000	1,670,566
Federal Home Loan Bank
5.51%, 04/01/24	1,170,000	1,166,703
5.55%, 04/05/24	1,200,000	1,196,397
5.37%, 05/21/24	3,000,000	2,994,260
1.04%, 06/14/24	1,000,000	958,201
0.41%, 09/17/24	2,340,000	2,201,088
5.30%, 12/06/24	6,200,000	6,153,474
5.00%, 02/28/25	3,400,000	3,391,376
5.50%, 05/08/25	3,000,000	2,981,979
0.60%, 12/30/26	2,000,000	1,724,600
0.92%, 02/26/27	3,300,000	2,905,029
2.06%, 09/27/29	1,000,000	862,756
2.18%, 11/06/29	750,000	657,636
1.61%, 01/27/33	600,000	466,243
Federal Home Loan Mortgage Corporation
5.31%, 11/15/24	6,000,000	5,957,593
5.36%, 11/22/24	4,000,000	3,973,363
5.68%, 04/03/25	2,700,000	2,687,815
5.73%, 04/03/25	2,700,000	2,688,985
5.55%, 05/09/25	3,500,000	3,493,182
4.20%, 08/28/25	1,300,000	1,274,352
0.80%, 10/28/26	4,000,000	3,544,909
Federal National Mortgage Association
0.70%, 07/30/25	6,000,000	5,499,506
0.74%, 08/25/27	2,000,000	1,715,682
0.81%, 09/25/28	1,000,000	829,177
Total Agency Obligations (Cost $65,822,994)		64,286,723
ASSET-BACKED SECURITIES — 20.2%
ACAS CLO, Ltd., Series 2015-1A, Class AR3
(Floating, ICE LIBOR USD 3M + 0.89%, 0.89% Floor), 6.15%, 10/18/28 144A †	196,497	195,089
AGL CLO 20, Ltd., Series 2022-20A, Class B
(Floating, CME Term SOFR 3M + 2.95%, 2.95% Floor), 8.00%, 07/20/35 144A †	250,000	250,346
	Par	Value
AIMCO CLO, Series 2017-AA, Class AR
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 6.30%, 04/20/34 144A †	$1,000,000	$ 989,368
Allegro CLO VII, Ltd., Series 2018-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%, 1.10% Floor), 6.36%, 06/13/31 144A †	500,000	495,391
American Express Credit Account Master Trust, Series 2022-2, Class A
3.39%, 05/15/27	2,141,000	2,067,455
American Express Credit Account Master Trust, Series 2022-3, Class A
3.75%, 08/15/27	1,027,000	996,375
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class B
0.97%, 02/18/26	93,977	93,180
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A3
4.38%, 04/18/28	3,250,000	3,186,437
AMMC CLO XIII, Ltd., Series 2013-13A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.05%), 6.32%, 07/24/29 144A †	889,377	885,834
Anchorage Capital CLO 7, Ltd., Series 2015-7A, Class CR2
(Floating, ICE LIBOR USD 3M + 2.20%, 2.20% Floor), 7.47%, 01/28/31 144A †	450,000	443,016
Apidos CLO XII, Series 2013-12A, Class AR
(Floating, ICE LIBOR USD 3M + 1.08%), 6.34%, 04/15/31 144A †	2,600,000	2,588,723
Apidos CLO XXII, Series 2015-22A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.50%), 6.75%, 04/20/31 144A †	250,000	247,265
Apidos CLO XXVI, Series 2017-26A, Class A1AR
(Floating, ICE LIBOR USD 3M + 0.90%, 0.90% Floor), 6.16%, 07/18/29 144A †	246,968	245,798
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 6.29%, 05/15/36 144A †	500,000	492,716

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 6.54%, 11/15/36 144A †	$ 580,000	$ 570,656
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL2, Class A
(Floating, CME Term SOFR 1M + 1.85%, 1.85% Floor), 7.00%, 05/15/37 144A †	220,000	217,376
Ares LVI CLO, Ltd., Series 2020-56A, Class AR
(Floating, ICE LIBOR USD 3M + 1.16%, 1.16% Floor), 6.42%, 10/25/34 144A †	250,000	245,503
BA Credit Card Trust, Series 2022-A1, Class A1
3.53%, 11/15/27	693,000	669,665
BA Credit Card Trust, Series 2022-A2, Class A2
5.00%, 04/15/28	1,295,000	1,289,561
BA Credit Card Trust, Series 2023-A1, Class A1
4.79%, 05/15/28	2,313,000	2,298,503
Bain Capital Credit CLO, Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.96%), 6.23%, 04/23/31 144A †	330,000	326,214
BDS, Ltd., Series 2020-FL5, Class A
(Floating, CME Term SOFR 1M + 1.26%, 1.15% Floor), 6.36%, 02/16/37 144A †	159,329	159,413
BDS, Ltd., Series 2021-FL7, Class A
(Floating, ICE LIBOR USD 1M + 1.07%, 1.07% Floor), 6.23%, 06/16/36 144A †	1,450,000	1,414,668
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.45%, 1.45% Floor), 6.71%, 07/15/29 144A †	300,000	301,449
BHG Securitization Trust, Series 2022-B, Class A
3.75%, 06/18/35 144A	50,011	49,269
BlueMountain CLO XXII, Ltd., Series 2018-22A, Class A1
(Floating, ICE LIBOR USD 3M + 1.08%), 6.34%, 07/15/31 144A †	300,000	297,216
BMW Canada Auto Trust, Series 2021-1A, Class A2
0.50%, 07/20/24(C) 144A	154,539	116,372
BMW Vehicle Lease Trust, Series 2023-1, Class A3
5.16%, 11/25/25	1,100,000	1,093,104
BRSP, Ltd., Series 2021-FL1, Class A
(Floating, CME Term SOFR 1M + 1.26%, 1.26% Floor), 6.36%, 08/19/38 144A †	2,600,000	2,531,880
	Par	Value
Capital One Multi-Asset Execution Trust, Series 2022-A2, Class A
3.49%, 05/15/27	$1,598,000	$1,545,608
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A
4.95%, 10/15/27	2,528,000	2,512,743
Capital One Multi-Asset Execution Trust, Series 2023-A1, Class A
4.42%, 05/15/28	1,215,000	1,195,102
CarMax Auto Owner Trust, Series 2022-2, Class A3
3.49%, 02/16/27	738,000	719,156
Carmax Auto Owner Trust, Series 2022-4, Class A2A
5.34%, 12/15/25	1,280,616	1,277,505
Carmax Auto Owner Trust, Series 2023-2, Class A2B
(Floating, U.S. 30-Day Average SOFR + 0.85%), 5.92%, 06/15/26†	1,000,000	1,003,446
Carmax Auto Owner Trust, Series 2023-2, Class A3
5.05%, 01/18/28	2,200,000	2,186,468
CARS-DB4 LP, Series 2020-1A, Class A1
2.69%, 02/15/50 144A	311,770	292,764
CARS-DB5 LP, Series 2021-1A, Class A1
1.44%, 08/15/51 144A	1,919,467	1,659,984
Carvana Auto Receivables Trust, Series 2022-P2, Class A3
4.13%, 04/12/27	2,350,000	2,286,439
Carvana Auto Receivables Trust, Series 2023-P2, Class A3
5.42%, 04/10/28 144A	1,700,000	1,673,928
CCG Receivables Trust, Series 2022-1, Class A2
3.91%, 07/16/29 144A	2,617,468	2,566,818
Cedar Funding VI CLO, Ltd., Series 2016-6A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 6.30%, 04/20/34 144A †	550,000	538,045
Cedar Funding X CLO, Ltd., Series 2019-10A, Class BR
(Floating, ICE LIBOR USD 3M + 1.60%, 1.60% Floor), 6.85%, 10/20/32 144A †	250,000	246,008
Chesapeake Funding II LLC, Series 2020-1A, Class B
1.24%, 08/15/32 144A	100,000	98,607
Chesapeake Funding II LLC, Series 2023-1A, Class A1
5.65%, 05/15/35 144A	975,736	968,406
CIFC Funding, Ltd., Series 2012-2RA, Class A1
(Floating, ICE LIBOR USD 3M + 0.80%), 6.05%, 01/20/28 144A †	91,904	91,661

See Notes to Financial Statements.

	Par	Value
CIFC Funding, Ltd., Series 2014-2RA, Class A1
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 6.32%, 04/24/30 144A †	$ 457,701	$ 454,528
CIFC Funding, Ltd., Series 2017-3A, Class A1
(Floating, ICE LIBOR USD 3M + 1.22%), 6.47%, 07/20/30 144A †	1,857,627	1,853,548
CIFC Funding, Ltd., Series 2017-5A, Class A1
(Floating, ICE LIBOR USD 3M + 1.18%), 6.44%, 11/16/30 144A †	1,178,328	1,170,657
CIFC Funding, Ltd., Series 2018-3A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 6.36%, 07/18/31 144A †	500,000	495,625
CIFC Funding, Ltd., Series 2021-5A, Class A
(Floating, ICE LIBOR USD 3M + 1.14%, 1.14% Floor), 6.40%, 07/15/34 144A †	250,000	246,251
CLNC, Ltd., Series 2019-FL1, Class A
(Floating, CME Term SOFR 1M + 1.36%, 1.25% Floor), 6.46%, 08/20/35 144A †	32,160	31,907
CNH Equipment Trust, Series 2022-B, Class A3
3.89%, 08/16/27	2,700,000	2,626,382
College Ave Student Loans LLC, Series 2021-B, Class A1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 5.95%, 06/25/52 144A †	177,527	172,073
College Ave Student Loans LLC, Series 2021-C, Class B
2.72%, 07/26/55 144A	100,000	83,429
College Ave Student Loans LLC, Series 2023-A, Class A1
(Floating, 1.90% - CME Term SOFR 1M, 1.90% Floor), 0.00%, 05/25/55 144A †	571,000	574,131
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A
0.96%, 02/15/30 144A	484,995	475,424
Credit Acceptance Auto Loan Trust, Series 2022-1A, Class A
4.60%, 06/15/32 144A	620,000	602,328
CSAB Mortgage-Backed Trust, Series 2006-2, Class A6A
(Step to 6.09% on 07/25/36), 5.72%, 09/25/36 STEP	235,604	78,480
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor), 5.69%, 12/25/34†	580,108	560,760
	Par	Value
Daimler Trucks Retail Trust, Series 2022-1, Class A2
5.07%, 09/16/24	$ 977,808	$ 974,365
Dell Equipment Finance Trust, Series 2023-1, Class A3
5.65%, 09/22/28 144A	1,600,000	1,603,029
Dell Equipment Finance Trust, Series 2023-2, Class A3
5.65%, 01/22/29 144A	1,600,000	1,602,776
Dewolf Park CLO, Ltd., Series 2017-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.92%, 0.90% Floor), 6.18%, 10/15/30 144A †	2,947,598	2,926,941
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A
1.76%, 04/15/49 144A	1,650,000	1,418,736
Diamond Issuer, Series 2021-1A, Class A
2.31%, 11/20/51 144A	1,750,000	1,496,653
Discover Card Execution Note Trust, Series 2023-A1, Class A
4.31%, 03/15/28	1,232,000	1,205,898
Discover Card Execution Note Trust, Series 2023-A2, Class A
4.93%, 06/15/28	1,638,000	1,632,889
Drive Auto Receivables Trust, Series 2021-3, Class B
1.11%, 05/15/26	1,138,731	1,125,475
Dryden 36 Senior Loan Fund, Series 2014-36A, Class AR3
(Floating, CME Term SOFR 3M + 1.28%, 1.02% Floor), 6.27%, 04/15/29 144A †	203,133	202,410
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 6.29%, 04/20/34 144A †	1,000,000	991,017
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.90%), 6.16%, 04/15/29 144A †	838,093	832,154
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A
3.58%, 11/25/38 144A	155,106	145,063
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A
1.80%, 11/25/45 144A	63,548	55,304
ELFI Graduate Loan Program LLC, Series 2021-A, Class A
1.53%, 12/26/46 144A	3,292,262	2,800,456
ELFI Graduate Loan Program LLC, Series 2022-A, Class A
4.51%, 08/26/47 144A	399,185	380,050
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Enterprise Fleet Financing LLC, Series 2022-1, Class A2
3.03%, 01/20/28 144A	$ 677,812	$ 660,294
Enterprise Fleet Financing LLC, Series 2023-1, Class A2
5.51%, 01/22/29 144A	6,124,000	6,111,862
Enterprise Fleet Financing LLC, Series 2023-2, Class A2
5.56%, 04/22/30 144A	1,083,000	1,080,322
Enterprise Fleet Financing LLC, Series 2023-2, Class A3
5.50%, 04/22/30 144A	219,000	216,819
Fairstone Financial Issuance Trust I, Series 2020-1A, Class A
2.51%, 10/20/39(C) 144A	460,000	331,207
FHLMC Structured Pass-Through Certificates, Series T-32, Class A1
(Floating, ICE LIBOR USD 1M + 0.26%, 0.26% Floor), 5.28%, 08/25/31†	131,330	131,687
Flexential Issuer, Series 2021-1A, Class A2
3.25%, 11/27/51 144A	1,550,000	1,355,011
Ford Auto Securitization Trust, Series 2023-AA, Class A1
5.21%, 06/15/25(C) 144A	2,497,650	1,883,640
Ford Credit Auto Owner Trust, Series 2022-D, Class A2A
5.37%, 08/15/25	1,320,672	1,317,808
Ford Credit Auto Owner Trust, Series 2023-1, Class A
4.85%, 08/15/35 144A	1,259,000	1,233,774
Ford Credit Auto Owner Trust, Series 2023-A, Class A3
4.65%, 02/15/28	215,000	212,612
Ford Credit Auto Owner Trust, Series 2023-B, Class A3
5.23%, 05/15/28	534,000	533,519
Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A
4.06%, 11/15/30	440,000	416,946
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1
4.92%, 05/15/28 144A	4,498,000	4,454,247
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A2
(Floating, U.S. 30-Day Average SOFR + 1.25%), 6.32%, 05/15/28 144A †	290,000	292,368
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class B
5.31%, 05/15/28 144A	310,000	304,580
FS Rialto Issuer LLC, Series 2022-FL6, Class A
(Floating, CME Term SOFR 1M + 2.58%, 2.58% Floor), 7.66%, 08/17/37 144A †	265,000	264,800
FS RIALTO, Series 2021-FL2, Class A
(Floating, CME Term SOFR 1M + 1.33%, 1.33% Floor), 6.44%, 05/16/38 144A †	265,524	258,607
	Par	Value
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B
2.03%, 04/16/25	$ 390,000	$ 386,993
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C
2.18%, 05/16/25	300,000	297,732
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A3
3.64%, 04/16/27	556,000	540,181
GM Financial Consumer Automobile Receivables Trust, Series 2022-4, Class A4
4.88%, 08/16/28	3,900,000	3,878,457
GM Financial Consumer Automobile Receivables Trust, Series 2023-2, Class A3
4.47%, 02/16/28	473,000	464,967
GMF Floorplan Owner Revolving Trust, Series 2019-2, Class A
2.90%, 04/15/26 144A	2,000,000	1,955,966
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1
5.34%, 06/15/28 144A	1,244,000	1,243,558
Golden Credit Card Trust, Series 2022-4A, Class A
4.31%, 09/15/27 144A	3,000,000	2,932,992
Goldentree Loan Management U.S. CLO 1, Ltd., Series 2017-1A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.02%, 1.02% Floor), 6.27%, 04/20/34 144A †	348,000	345,029
GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS, Class A
1.93%, 07/20/48 144A	126,520	96,477
GoodLeap Sustainable Home Solutions Trust, Series 2022-1GS, Class A
2.70%, 01/20/49 144A	107,915	86,601
GoodLeap Sustainable Home Solutions Trust, Series 2022-2CS, Class A
4.00%, 04/20/49 144A	63,497	55,731
GoodLeap Sustainable Home Solutions Trust, Series 2022-3CS, Class A
4.95%, 07/20/49 144A	449,018	413,110
GPMT, Ltd., Series 2021-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 6.50%, 12/15/36 144A †	295,000	286,755
Greystone CRE Notes, Ltd., Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 6.37%, 09/15/37 144A †	797,733	795,284

See Notes to Financial Statements.

	Par	Value
Gulf Stream Meridian 4, Ltd., Series 2021-4A, Class A1
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 6.46%, 07/15/34 144A †	$ 900,000	$ 889,125
Hertz Vehicle Financing LLC, Series 2021-1A, Class A
1.21%, 12/26/25 144A	1,700,000	1,593,758
Honda Auto Receivables Owner Trust, Series 2023-2, Class A3
4.93%, 11/15/27	828,000	823,373
HPEFS Equipment Trust, Series 2023-1A, Class A3
5.41%, 02/22/28 144A	3,000,000	2,995,594
HPS Loan Management, Ltd., Series 2017-11A, Class AR
(Floating, ICE LIBOR USD 3M + 1.02%, 1.02% Floor), 6.34%, 05/06/30 144A †	392,181	390,271
Hyundai Auto Lease Securitization Trust, Series 2023-B, Class A2A
5.47%, 09/15/25 144A	2,800,000	2,786,498
Hyundai Auto Receivables Trust, Series 2022-B, Class A3
3.72%, 11/16/26	409,000	398,443
Hyundai Auto Receivables Trust, Series 2023-A, Class A3
4.58%, 04/15/27	1,352,000	1,332,028
John Deere Owner Trust, Series 2023-B, Class A3
5.18%, 03/15/28	582,000	581,693
LCCM Trust, Series 2021-FL2, Class A
(Floating, CME Term SOFR 1M + 1.31%, 1.31% Floor), 6.46%, 12/13/38 144A †	1,600,000	1,570,042
LCM XX LP, Series 20A, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%), 6.29%, 10/20/27 144A †	153,166	153,052
Lendmark Funding Trust, Series 2021-1A, Class A
1.90%, 11/20/31 144A	280,000	242,001
LoanCore Issuer, Ltd., Series 2021-CRE5, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 6.49%, 07/15/36 144A †	2,490,000	2,424,674
LoanCore Issuer, Ltd., Series 2021-CRE6, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 6.49%, 11/15/38 144A †	300,000	289,560
Madison Park Funding XIII, Ltd., Series 2014-13A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.90%), 7.17%, 04/19/30 144A †	400,000	393,476
Madison Park Funding XIX, Ltd., Series 2015-19A, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.50%, 1.50% Floor), 6.77%, 01/22/28 144A †	600,000	596,595
	Par	Value
Madison Park Funding XLI, Ltd., Series 12A, Class AR
(Floating, ICE LIBOR USD 3M + 0.83%), 6.10%, 04/22/27 144A †	$ 261,878	$ 260,207
Madison Park Funding XVII, Ltd., Series 2015-17A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.00%), 6.26%, 07/21/30 144A †	4,180,231	4,156,701
Madison Park Funding XXIII, Ltd., Series 2017-23A, Class AR
(Floating, ICE LIBOR USD 3M + 0.97%, 0.97% Floor), 6.26%, 07/27/31 144A †	968,376	960,977
Madison Park Funding XXX, Ltd., Series 2018-30A, Class A
(Floating, ICE LIBOR USD 3M + 0.75%, 0.75% Floor), 6.01%, 04/15/29 144A †	2,279,866	2,259,341
Madison Park Funding XXXVII, Ltd., Series 2019-37A, Class BR
(Floating, ICE LIBOR USD 3M + 1.65%, 1.65% Floor), 6.91%, 07/15/33 144A †	250,000	246,904
Magnetite VII, Ltd., Series 2012-7A, Class A1R2
(Floating, ICE LIBOR USD 3M + 0.80%), 6.06%, 01/15/28 144A †	2,035,428	2,027,953
Magnetite VIII, Ltd., Series 2014-8A, Class AR2
(Floating, ICE LIBOR USD 3M + 0.98%, 0.98% Floor), 6.24%, 04/15/31 144A †	520,592	516,247
Mariner Finance Issuance Trust, Series 2019-AA, Class A
2.96%, 07/20/32 144A	50,640	50,279
Mariner Finance Issuance Trust, Series 2020-AA, Class A
2.19%, 08/21/34 144A	140,000	134,649
Mariner Finance Issuance Trust, Series 2021-AA, Class A
1.86%, 03/20/36 144A	110,000	96,681
MBarc Credit Canada, Inc., Series 2021-AA, Class A2
0.63%, 05/15/24(C) 144A	178,300	134,421
MMAF Equipment Finance LLC, Series 2022-B, Class A2
5.57%, 09/09/25 144A	2,200,000	2,188,705
Morgan Stanley Eaton Vance CLO, Ltd., Series 2021-1A, Class B
(Floating, ICE LIBOR USD 3M + 1.65%, 1.65% Floor), 6.92%, 10/20/34 144A †	255,000	249,771
Mosaic Solar Loan Trust, Series 2022-1A, Class A
2.64%, 01/20/53 144A	191,008	163,235
Mosaic Solar Loan Trust, Series 2022-2A, Class A
4.38%, 01/21/53 144A	125,904	116,809
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Mosaic Solar Loan Trust, Series 2022-3A, Class A
6.10%, 06/20/53 144A	$ 135,097	$ 135,187
Navient Private Education Loan Trust, Series 2020-A, Class A2A
2.46%, 11/15/68 144A	401,821	369,100
Navient Private Education Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.90%), 6.09%, 11/15/68 144A †	66,970	65,900
Navient Private Education Refinancing Loan Trust, Series 2018-DA, Class A2A
4.00%, 12/15/59 144A	306,488	292,437
Navient Private Education Refinancing Loan Trust, Series 2019-CA, Class A2
3.13%, 02/15/68 144A	139,555	131,959
Navient Private Education Refinancing Loan Trust, Series 2019-EA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.92%), 6.11%, 05/15/68 144A †	264,580	262,332
Navient Private Education Refinancing Loan Trust, Series 2019-GA, Class A
2.40%, 10/15/68 144A	176,547	162,604
Navient Private Education Refinancing Loan Trust, Series 2020-DA, Class A
1.69%, 05/15/69 144A	581,583	522,546
Navient Private Education Refinancing Loan Trust, Series 2020-FA, Class A
1.22%, 07/15/69 144A	264,545	235,000
Navient Private Education Refinancing Loan Trust, Series 2020-HA, Class A
1.31%, 01/15/69 144A	816,871	738,509
Navient Private Education Refinancing Loan Trust, Series 2020-IA, Class A1B
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 6.19%, 04/15/69 144A †	1,321,687	1,301,180
Navient Private Education Refinancing Loan Trust, Series 2021-A, Class A
0.84%, 05/15/69 144A	378,220	328,389
Navient Private Education Refinancing Loan Trust, Series 2021-CA, Class A
1.06%, 10/15/69 144A	1,435,425	1,239,274
	Par	Value
Navient Private Education Refinancing Loan Trust, Series 2021-DA, Class A
(Floating, Prime Rate U.S. - 1.99%), 6.26%, 04/15/60 144A †	$ 838,048	$ 783,496
Navient Private Education Refinancing Loan Trust, Series 2021-EA, Class A
0.97%, 12/16/69 144A	932,902	789,324
Navient Private Education Refinancing Loan Trust, Series 2021-FA, Class A
1.11%, 02/18/70 144A	1,244,175	1,039,751
Navient Private Education Refinancing Loan Trust, Series 2022-A, Class A
2.23%, 07/15/70 144A	1,452,408	1,260,613
Navient Private Education Refinancing Loan Trust, Series 2022-BA, Class A
4.16%, 10/15/70 144A	1,136,871	1,075,539
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 6.20%, 12/27/66 144A †	723,348	716,579
Navient Student Loan Trust, Series 2017-5A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 5.95%, 07/26/66 144A †	669,752	651,230
Navient Student Loan Trust, Series 2018-EA, Class A2
4.00%, 12/15/59 144A	32,758	31,675
Navient Student Loan Trust, Series 2019-BA, Class A2A
3.39%, 12/15/59 144A	206,924	195,581
Navient Student Loan Trust, Series 2019-BA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.98%), 6.17%, 12/15/59 144A †	180,396	177,858
Nelnet Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 5.95%, 09/25/65 144A †	533,857	528,387
Nelnet Student Loan Trust, Series 2021-A, Class APT2
1.36%, 04/20/62 144A	543,516	482,530
Nelnet Student Loan Trust, Series 2021-BA, Class AFX
1.42%, 04/20/62 144A	511,127	454,537

See Notes to Financial Statements.

	Par	Value
Nelnet Student Loan Trust, Series 2021-CA, Class AFL
(Floating, ICE LIBOR USD 1M + 0.74%), 5.89%, 04/20/62 144A †	$1,200,448	$1,178,716
Nelnet Student Loan Trust, Series 2021-DA, Class AFX
1.63%, 04/20/62 144A	444,244	398,593
Neuberger Berman CLO XVI-S, Ltd., Series 2017-16SA, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 6.30%, 04/15/34 144A †	1,145,000	1,124,668
Neuberger Berman Loan Advisers CLO, Ltd., Series 2017-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.92%, 0.92% Floor), 6.18%, 10/18/30 144A †	669,558	664,678
Nissan Auto Receivables Owner Trust, Series 2023-A, Class A3
4.91%, 11/15/27	3,752,000	3,722,293
OCP CLO, Ltd., Series 2017-13A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.55%, 1.55% Floor), 6.81%, 07/15/30 144A †	900,000	880,393
OCP CLO, Ltd., Series 2020-19A, Class BR
(Floating, ICE LIBOR USD 3M + 1.70%, 1.70% Floor), 6.95%, 10/20/34 144A †	250,000	247,772
Octagon Investment Partners 31, Ltd., Series 2017-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 6.30%, 07/20/30 144A †	931,277	925,502
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 6.23%, 04/15/31 144A †	500,000	496,129
OHA Credit Funding 2, Ltd., Series 2019-2A , Class AR
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 6.41%, 04/21/34 144A †	750,000	739,507
OHA Credit Funding 4, Ltd., Series 2019-4A, Class AR
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 6.42%, 10/22/36 144A †	750,000	735,954
OneMain Direct Auto Receivables Trust, Series 2022-1A, Class A1
4.65%, 03/14/29 144A	2,450,000	2,387,975
OneMain Direct Auto Receivables Trust, Series 2023-1A, Class A
5.41%, 11/14/29 144A	3,080,000	3,029,445
OneMain Financial Issuance Trust, Series 2019-2A, Class A
3.14%, 10/14/36 144A	641,000	581,006
	Par	Value
OneMain Financial Issuance Trust, Series 2022-2A, Class A
4.89%, 10/14/34 144A	$1,700,000	$1,663,618
OneMain Financial Issuance Trust, Series 2022-3A, Class A
5.94%, 05/15/34 144A	1,800,000	1,792,634
OneMain Financial Issuance Trust, Series 2022-S1, Class A
4.13%, 05/14/35 144A	566,000	541,433
OneMain Financial Issuance Trust, Series 2023-1A, Class A
5.50%, 06/14/38 144A	980,000	964,554
OZLM Funding IV, Ltd., Series 2013-4A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.25%), 6.52%, 10/22/30 144A †	807,296	801,621
Palmer Square CLO, Ltd., Series 2013-2A, Class A1A3
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 6.26%, 10/17/31 144A †	250,000	248,751
Palmer Square CLO, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.03%, 1.03% Floor), 6.29%, 04/18/31 144A †	1,550,000	1,539,806
Palmer Square Loan Funding, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 6.18%, 02/20/28 144A †	130,287	130,059
Palmer Square Loan Funding, Ltd., Series 2022-5A, Class A1
(Floating, CME Term SOFR 3M + 1.56%, 1.56% Floor), 6.55%, 01/15/31 144A †	346,727	345,954
PFS Financing Corporation, Series 2020-G, Class A
0.97%, 02/15/26 144A	330,000	319,378
PFS Financing Corporation, Series 2021-A, Class A
0.71%, 04/15/26 144A	230,000	220,384
PFS Financing Corporation, Series 2022-C, Class A
3.89%, 05/15/27 144A	1,005,000	968,952
PFS Financing Corporation, Series 2022-D, Class A
4.27%, 08/15/27 144A	167,000	161,893
PFS Financing Corporation, Series 2023-A, Class A
5.80%, 03/15/28 144A	1,097,000	1,098,887
Porsche Financial Auto Securitization Trust, Series 2023-1A, Class A3
4.81%, 09/22/28 144A	1,262,000	1,245,684
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1
(Step to 4.99% on 07/25/24), 1.99%, 02/25/61 144A STEP	454,388	421,651
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Prodigy Finance CM DAC, Series 2021-1A, Class A
(Floating, CME Term SOFR 1M + 1.36%), 6.45%, 07/25/51 144A †	$ 80,665	$ 79,712
Progress Residential Trust, Series 2021-SFR10, Class A
2.39%, 12/17/40 144A	151,277	128,756
Ready Capital Mortgage Financing LLC, Series 2022-FL9, Class A
(Floating, CME Term SOFR 1M + 2.47%, 2.47% Floor), 7.56%, 06/25/37 144A †	224,295	224,456
Regional Management Issuance Trust, Series 2020-1, Class A
2.34%, 10/15/30 144A	110,000	105,820
Regional Management Issuance Trust, Series 2021-2, Class A
1.90%, 08/15/33 144A	221,000	187,562
Regional Management Issuance Trust, Series 2022-2B, Class A
7.10%, 11/17/32 144A	140,000	140,806
Santander Bank Auto Credit-Linked Notes Series, Series 2022-B, Class C
5.92%, 08/16/32 144A	590,084	586,498
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class C
6.99%, 12/15/32 144A	824,345	824,440
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class D
8.20%, 12/15/32 144A	374,702	377,407
Santander Bank NA, Series 2021-1A, Class B
1.83%, 12/15/31 144A	214,620	207,587
Santander Drive Auto Receivables Trust, Series 2022-2, Class A3
2.98%, 10/15/26	1,091,382	1,079,567
Santander Drive Auto Receivables Trust, Series 2022-3, Class A3
3.40%, 12/15/26	1,233,950	1,218,025
Shelter Growth CRE Issuer, Ltd., Series 2023-FL5, Class A
(Floating, CME Term SOFR 1M + 2.75%, 2.75% Floor), 7.75%, 05/19/38 144A †	1,100,000	1,095,951
Signal Peak CLO 12, Ltd., Series 2022-12A, Class A1
(Floating, CME Term SOFR 3M + 1.54%, 1.54% Floor), 6.52%, 07/18/34 144A †	350,000	345,197
Signal Peak CLO 5, Ltd., Series 2018-5A, Class A
(Floating, ICE LIBOR USD 3M + 1.11%, 1.11% Floor), 6.37%, 04/25/31 144A †	400,000	396,635
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3
(Floating, ICE LIBOR USD 3M + 0.40%), 5.95%, 06/15/33†	162,937	158,857
	Par	Value
SLM Private Credit Student Loan Trust, Series 2007-A, Class A4A
(Floating, ICE LIBOR USD 3M + 0.24%), 5.79%, 12/16/41†	$ 142,322	$ 136,827
SLM Private Education Loan Trust, Series 2010-C, Class A5
(Floating, ICE LIBOR USD 1M + 4.75%), 9.94%, 10/15/41 144A †	77,753	81,213
SMB Private Education Loan Trust, Series 2016-A, Class A2B
(Floating, ICE LIBOR USD 1M + 1.50%), 6.69%, 05/15/31 144A †	165,779	166,237
SMB Private Education Loan Trust, Series 2018-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.72%), 5.91%, 01/15/37 144A †	251,823	248,343
SMB Private Education Loan Trust, Series 2020-A, Class A2A
2.23%, 09/15/37 144A	607,838	557,547
SMB Private Education Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.83%), 6.02%, 09/15/37 144A †	60,784	59,884
SMB Private Education Loan Trust, Series 2020-PTA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.85%), 6.00%, 09/15/54 144A †	1,715,062	1,687,074
SMB Private Education Loan Trust, Series 2021-A, Class APL
(Floating, ICE LIBOR USD 1M + 0.73%), 5.92%, 01/15/53 144A †	511,923	495,935
SMB Private Education Loan Trust, Series 2021-A, Class B
2.31%, 01/15/53 144A	160,000	143,940
SMB Private Education Loan Trust, Series 2021-B, Class A
1.31%, 07/17/51 144A	873,648	770,348
SMB Private Education Loan Trust, Series 2022-A, Class APT
2.85%, 11/16/54 144A	1,410,211	1,269,382
SMB Private Education Loan Trust, Series 2022-C, Class A1A
4.48%, 05/16/50 144A	434,947	416,657
SMB Private Education Loan Trust, Series 2022-C, Class A1B
(Floating, U.S. 30-Day Average SOFR + 1.85%, 1.85% Floor), 6.92%, 05/16/50 144A †	247,610	248,750
SMB Private Education Loan Trust, Series 2022-D, Class A1B
(Floating, U.S. 30-Day Average SOFR + 1.80%, 1.80% Floor), 6.87%, 10/15/58 144A †	819,122	821,551

See Notes to Financial Statements.

	Par	Value
SMB Private Education Loan Trust, Series 2023-A, Class A1B
(Floating, U.S. 30-Day Average SOFR + 1.50%, 1.50% Floor), 6.57%, 01/15/53 144A †	$ 366,859	$ 365,303
SMB Private Education Loan Trust, Series 2023-B, Class A1B
(Floating, 1.80% - U.S. 30-Day Average SOFR, 1.80% Floor), 0.00%, 10/16/56 144A †	1,575,000	1,580,849
SoFi Professional Loan Program LLC, Series 2016-F, Class A2
3.02%, 02/25/40 144A	239,824	226,815
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX
3.09%, 08/17/48 144A	72,173	67,907
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX
3.59%, 01/25/48 144A	67,620	64,761
SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX
2.54%, 05/15/46 144A	293,793	270,572
SoFi Professional Loan Program Trust, Series 2021-A, Class AFX
1.03%, 08/17/43 144A	170,313	142,978
SoFi Professional Loan Program Trust, Series 2021-B, Class AFX
1.14%, 02/15/47 144A	1,444,733	1,203,958
SoFi Professional Loan Program, Series 2018-B, Class A2FX
3.34%, 08/25/47 144A	158,284	152,905
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2
4.54%, 02/25/44 144A	877,865	864,637
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2
1.88%, 03/26/46 144A	1,600,000	1,402,161
Stratus CLO, Ltd., Series 2022-2A, Class B
(Floating, CME Term SOFR 3M + 2.70%, 2.70% Floor), 7.75%, 07/20/30 144A †	260,000	259,815
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2005-7XS, Class 2A1A
(Floating, ICE LIBOR USD 1M + 1.50%, 1.50% Floor), 6.67%, 04/25/35†	60,496	59,431
STWD, Ltd., Series 2019-FL1, Class A
(Floating, CME Term SOFR 1M + 1.19%, 1.08% Floor), 6.30%, 07/15/38 144A †	832,535	830,671
TCI-Symphony CLO, Ltd., Series 2017-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.93%, 0.93% Floor), 6.19%, 07/15/30 144A †	2,930,824	2,900,690
TICP CLO VI, Ltd., Series 2016-6A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 6.38%, 01/15/34 144A †	1,000,000	991,086
	Par	Value
TICP CLO XIV, Ltd., Series 2019-14A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.65%, 1.65% Floor), 6.90%, 10/20/32 144A †	$ 250,000	$ 246,517
TierPoint Issuer LLC, Series 2023-1A Class A2
6.00%, 06/25/53 144A	1,600,000	1,531,666
Towd Point Mortgage Trust, Series 2019-MH1, Class A1
3.00%, 11/25/58 144A	95,685	94,474
Toyota Auto Receivables Owner Trust, Series 2023-B, Class A2A
5.28%, 05/15/26	3,000,000	2,988,204
Toyota Auto Receivables Owner Trust, Series 2023-B, Class A3
4.71%, 02/15/28	894,000	885,111
Toyota Lease Owner Trust, Series 2023-A, Class A3
4.93%, 04/20/26 144A	2,100,000	2,077,001
TRESTLES CLO, Ltd., Series 2017-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.99%, 0.99% Floor), 6.25%, 04/25/32 144A †	550,000	544,212
Trinitas CLO XVIII, Ltd., Series 2021-18A, Class A1
(Floating, ICE LIBOR USD 3M + 1.17%, 1.17% Floor), 6.42%, 01/20/35 144A †	250,000	245,815
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	168,891	167,649
United Airlines Pass-Through Trust, Series 2020-1, Class B
4.88%, 01/15/26Δ	30,825	29,450
Vantage Data Centers Issuer LLC, Series 2019-1A, Class A2
3.19%, 07/15/44 144A	625,083	602,549
Venture XVII CLO, Ltd., Series 2014-17A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.88%), 6.14%, 04/15/27 144A †	174,739	173,973
Volkswagen Auto Loan Enhanced Trust, Series 2023-1, Class A3
5.02%, 06/20/28	500,000	498,579
Voya CLO, Ltd., Series 2018-4A, Class BR
(Floating, ICE LIBOR USD 3M + 1.65%, 1.65% Floor), 6.91%, 01/15/32 144A †	250,000	243,086
Westlake Automobile Receivables Trust, Series 2022-2A, Class A3
3.75%, 04/15/26 144A	3,550,000	3,480,038
Wingstop Funding LLC, Series 2020-1A, Class A2
2.84%, 12/05/50 144A	1,034,250	896,799
World Omni Auto Receivables Trust, Series 2022-D, Class A2A
5.51%, 03/16/26	1,273,471	1,271,599
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
World Omni Auto Receivables Trust, Series 2023-A, Class A3
4.83%, 05/15/28	$1,400,000	$ 1,384,938
World Omni Automobile Lease Securitization Trust, Series 2023-A, Class A2A
5.47%, 11/17/25	3,000,000	2,985,822
Total Asset-Backed Securities (Cost $235,758,639)		229,844,660
CERTIFICATES OF DEPOSIT — 0.3%
Bank of Nova Scotia (The)
4.05%, 07/14/23	825,000	824,594
0.00%, 08/18/23(C)	1,500,000	1,124,538
Royal Bank of Canada
4.08%, 07/14/23	1,600,000	1,599,262
Total Certificates Of Deposit (Cost $3,518,354)		3,548,394
COMMERCIAL PAPER — 0.1%
Societe Generale SA
5.42%, 03/06/24Ω (Cost $1,251,535)	1,300,000	1,266,202
CORPORATE BONDS — 17.7%
AES Corporation (The)
1.38%, 01/15/26	1,700,000	1,519,414
Air Lease Corporation
0.80%, 08/18/24Δ	490,000	461,748
1.88%, 08/15/26	300,000	266,637
Albertsons Cos., Inc.
3.25%, 03/15/26 144A	200,000	184,908
Alexander Funding Trust
1.84%, 11/15/23 144A	1,355,000	1,325,492
Allison Transmission, Inc.
4.75%, 10/01/27 144A	200,000	188,648
Ally Financial, Inc.
1.45%, 10/02/23	1,600,000	1,578,670
3.88%, 05/21/24	400,000	390,821
5.75%, 11/20/25	200,000	192,733
Ameren Corporation
2.50%, 09/15/24	610,000	584,831
American Electric Power Co., Inc.
0.75%, 11/01/23	180,000	177,023
2.03%, 03/15/24	360,000	350,198
5.70%, 08/15/25	960,000	954,710
American Express Co.
3.63%, 12/05/24	673,000	654,000
4.90%, 02/13/26	1,865,000	1,846,824
2.55%, 03/04/27	1,000,000	911,229
American International Group, Inc.
1.88%, 06/21/27(E)	100,000	99,835
American Tower Corporation REIT
2.40%, 03/15/25	15,000	14,132
1.60%, 04/15/26Δ	320,000	287,153
1.45%, 09/15/26	550,000	484,371
0.45%, 01/15/27(E)	205,000	194,234
0.40%, 02/15/27(E)	300,000	284,092
3.55%, 07/15/27	600,000	556,489
	Par	Value
5.50%, 03/15/28	$ 200,000	$ 198,842
5.25%, 07/15/28	730,000	722,189
Amgen, Inc.
5.51%, 03/02/26	1,850,000	1,846,926
5.15%, 03/02/28	1,610,000	1,609,701
Aon Corporation
2.85%, 05/28/27	104,000	95,196
Apple, Inc.
4.42%, 05/08/26Δ	1,620,000	1,613,655
Ardagh Metal Packaging Finance U.S.A. LLC
3.25%, 09/01/28 144A Δ	290,000	249,428
AT&T, Inc.
(Floating, Australian BBSW 3M + 1.25%), 5.57%, 09/19/23(A) †	1,620,000	1,080,086
3.55%, 11/18/25(E)	490,000	528,267
Athene Global Funding
(Floating, U.S. SOFR Index + 0.70%), 5.81%, 05/24/24 144A †	1,000,000	990,487
Aviation Capital Group LLC
4.38%, 01/30/24 144A	1,000,000	983,842
Bank of America Corporation
(Variable, U.S. SOFR + 0.73%), 0.81%, 10/24/24^	1,850,000	1,819,454
(Variable, U.S. SOFR + 0.69%), 0.98%, 04/22/25Δ ^	1,555,000	1,491,240
(Variable, U.S. SOFR + 0.65%), 1.53%, 12/06/25^	1,860,000	1,739,575
(Variable, U.S. SOFR + 1.33%), 3.38%, 04/02/26^	480,000	460,350
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	579,000	530,622
(Variable, U.S. SOFR + 1.29%), 5.08%, 01/20/27^	1,600,000	1,575,991
(Variable, U.S. SOFR + 1.99%), 6.20%, 11/10/28^	229,000	235,563
(Variable, U.S. SOFR + 1.63%), 5.20%, 04/25/29^	350,000	346,394
Becton Dickinson Euro Finance S.a.r.l.
1.21%, 06/04/26(E)	120,000	121,398
Becton, Dickinson and Co.
0.03%, 08/13/25(E)	100,000	100,445
Berry Global, Inc.
1.57%, 01/15/26	1,600,000	1,443,572
Blackstone Secured Lending Fund
3.65%, 07/14/23	985,000	983,916
Boeing Co. (The)
1.43%, 02/04/24	1,820,000	1,771,984
2.20%, 02/04/26	210,000	192,828
Booking Holdings, Inc.
0.10%, 03/08/25(E)	160,000	163,460
BP Capital Markets America, Inc.
3.94%, 09/21/28	576,000	551,612
Brighthouse Financial Global Funding
1.00%, 04/12/24 144A	330,000	317,448
1.75%, 01/13/25 144A	1,330,000	1,241,213

See Notes to Financial Statements.

	Par	Value
Broadcom Corporation
3.88%, 01/15/27	$ 150,000	$ 143,103
Brunswick Corporation
0.85%, 08/18/24Δ	1,045,000	983,032
Cantor Fitzgerald LP
4.88%, 05/01/24 144A	1,800,000	1,761,518
Capital One Financial Corporation
(Variable, U.S. SOFR + 1.37%), 4.17%, 05/09/25^	800,000	779,552
(Variable, U.S. SOFR + 2.08%), 5.47%, 02/01/29^	186,000	178,305
(Variable, U.S. SOFR + 2.64%), 6.31%, 06/08/29^	1,730,000	1,719,753
Carnival Corporation
4.00%, 08/01/28 144A	375,000	332,782
Caterpillar Financial Services Corporation
4.35%, 05/15/26Δ	1,950,000	1,920,524
CCO Holdings LLC
5.13%, 05/01/27 144A	750,000	699,202
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	630,000	627,301
Citigroup, Inc.
(Variable, U.S. SOFR + 1.53%), 3.29%, 03/17/26^	1,000,000	956,919
(Variable, U.S. SOFR + 1.55%), 5.61%, 09/29/26^	1,495,000	1,493,766
(Variable, U.S. SOFR + 0.77%), 1.46%, 06/09/27^	1,676,000	1,488,990
Citizens Bank NA
(Variable, U.S. SOFR + 1.45%), 6.06%, 10/24/25Δ ^	1,000,000	948,145
Civitas Resources, Inc.
8.38%, 07/01/28 144A	1,150,000	1,164,433
CommonSpirit Health
1.55%, 10/01/25	800,000	727,975
Corebridge Financial, Inc.
3.50%, 04/04/25	2,000,000	1,906,649
3.65%, 04/05/27	600,000	560,747
Crown Castle, Inc. REIT
1.05%, 07/15/26Δ	360,000	315,437
4.80%, 09/01/28	980,000	951,657
CrownRock LP
5.63%, 10/15/25 144A	215,000	212,065
CVS Health Corporation
5.00%, 02/20/26Δ	1,680,000	1,672,870
4.30%, 03/25/28	140,000	135,115
Daimler Truck Finance North America LLC
1.13%, 12/14/23 144A	1,000,000	979,457
1.63%, 12/13/24 144A Δ	590,000	555,693
5.20%, 01/17/25 144A Δ	360,000	357,283
5.15%, 01/16/26 144A Δ	900,000	896,199
2.00%, 12/14/26 144A	150,000	134,000
DPL, Inc.
4.13%, 07/01/25	200,000	190,692
Edison International
4.70%, 08/15/25	915,000	894,147
	Par	Value
Elevance Health, Inc.
5.35%, 10/15/25Δ	$ 225,000	$ 224,586
3.65%, 12/01/27	1,050,000	992,018
Enact Holdings, Inc.
6.50%, 08/15/25 144A	200,000	196,648
Energy Transfer LP
2.90%, 05/15/25Δ	360,000	341,249
EnLink Midstream Partners LP
4.15%, 06/01/25Δ	110,000	106,810
Enterprise Products Operating LLC
4.15%, 10/16/28	600,000	574,035
EQM Midstream Partners LP
6.50%, 07/01/27 144A	80,000	78,982
5.50%, 07/15/28	220,000	208,366
Equinix, Inc. REIT
2.63%, 11/18/24	985,000	941,127
1.45%, 05/15/26	220,000	196,591
1.80%, 07/15/27Δ	550,000	477,047
Equitable Financial Life Global Funding
1.00%, 01/09/26 144A	1,600,000	1,417,756
Evergy, Inc.
2.45%, 09/15/24	1,020,000	977,532
Eversource Energy
4.75%, 05/15/26Δ	330,000	323,610
2.90%, 03/01/27	550,000	507,109
5.45%, 03/01/28Δ	330,000	332,504
Exelon Corporation
2.75%, 03/15/27	200,000	183,145
5.15%, 03/15/28	395,000	393,427
F&G Global Funding
0.90%, 09/20/24 144A	1,860,000	1,730,387
Fifth Third Bank NA
(Variable, U.S. SOFR Index + 1.23%), 5.85%, 10/27/25^	630,000	613,983
First-Citizens Bank & Trust Co.
(Variable, CME Term SOFR 3M + 1.72%), 2.97%, 09/27/25^	440,000	416,336
Fiserv, Inc.
3.20%, 07/01/26	545,000	511,580
5.45%, 03/02/28	100,000	100,543
Florida Power & Light Co.
5.05%, 04/01/28	480,000	484,051
4.40%, 05/15/28Δ	193,000	189,495
Ford Motor Credit Co. LLC
3.37%, 11/17/23	750,000	742,987
5.58%, 03/18/24	300,000	298,154
2.30%, 02/10/25	1,300,000	1,216,475
5.13%, 06/16/25	640,000	622,995
FS KKR Capital Corporation
4.25%, 02/14/25 144A Δ	880,000	829,130
GA Global Funding Trust
1.63%, 01/15/26 144A	400,000	355,138
Gartner, Inc.
4.50%, 07/01/28 144A Δ	175,000	163,644
GE HealthCare Technologies, Inc.
5.55%, 11/15/24	1,875,000	1,866,688
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
General Mills, Inc.
5.24%, 11/18/25Δ	$ 205,000	$ 205,043
0.45%, 01/15/26(E)	100,000	100,001
General Motors Financial Co., Inc.
(Floating, U.S. SOFR + 1.20%), 6.30%, 11/17/23†	2,014,000	2,015,582
1.05%, 03/08/24	675,000	652,923
1.20%, 10/15/24Δ	900,000	847,057
6.05%, 10/10/25	100,000	100,215
0.85%, 02/26/26(E)	114,000	113,425
5.40%, 04/06/26	1,310,000	1,295,405
2.35%, 02/26/27Δ	195,000	173,934
Glencore Funding LLC
4.63%, 04/29/24 144A	1,800,000	1,778,657
Global Payments, Inc.
1.20%, 03/01/26	1,000,000	889,133
Goldman Sachs Group, Inc. (The)
(Variable, U.S. SOFR + 0.51%), 0.66%, 09/10/24^	315,000	311,482
(Variable, U.S. SOFR + 0.49%), 0.93%, 10/21/24^	1,900,000	1,868,089
(Variable, U.S. SOFR + 0.61%), 0.86%, 02/12/26Δ ^	810,000	746,878
(Variable, U.S. SOFR + 1.11%), 2.64%, 02/24/28^	740,000	672,002
(Variable, U.S. SOFR + 1.85%), 3.62%, 03/15/28^	365,000	342,761
(Variable, U.S. SOFR + 1.73%), 4.48%, 08/23/28Δ ^	239,000	231,225
Golub Capital BDC, Inc.
3.38%, 04/15/24	575,000	558,988
Graham Holdings Co.
5.75%, 06/01/26 144A	200,000	196,378
Gray Oak Pipeline LLC
2.00%, 09/15/23 144A	905,000	897,422
HCA, Inc.
5.38%, 02/01/25	525,000	520,678
5.88%, 02/15/26	295,000	295,256
Healthpeak OP LLC REIT
1.35%, 02/01/27	195,000	169,017
Hewlett Packard Enterprise Co.
6.10%, 04/01/26	1,920,000	1,925,383
Holly Energy Partners LP
6.38%, 04/15/27 144A Δ	200,000	197,772
Honeywell International, Inc.
3.50%, 05/17/27(E)	220,000	236,176
HSBC U.S.A., Inc.
5.63%, 03/17/25	1,700,000	1,693,458
Huntington Ingalls Industries, Inc.
0.67%, 08/16/23	510,000	506,915
Huntington National Bank (The)
(Variable, U.S. SOFR + 1.22%), 5.70%, 11/18/25^	825,000	802,494
Hyundai Capital America
1.00%, 09/17/24 144A	855,000	804,462
5.50%, 03/30/26 144A	1,300,000	1,288,895
5.65%, 06/26/26 144A Δ	2,200,000	2,187,515
	Par	Value
1.65%, 09/17/26 144A	$ 510,000	$ 449,619
Illinois Tool Works, Inc.
0.25%, 12/05/24(E)	180,000	186,261
Illumina, Inc.
5.80%, 12/12/25	300,000	300,845
Infor, Inc.
1.45%, 07/15/23 144A	365,000	364,379
International Flavors & Fragrances, Inc.
1.23%, 10/01/25 144A	1,500,000	1,337,950
IQVIA, Inc.
5.00%, 05/15/27 144A	200,000	192,556
JPMorgan Chase & Co.
(Variable, CME Term SOFR 3M + 0.60%), 0.65%, 09/16/24^	790,000	780,836
1.50%, 01/27/25(E)	120,000	126,079
(Variable, U.S. SOFR + 0.98%), 3.85%, 06/14/25^	1,770,000	1,731,591
(Variable, CME Term SOFR 3M + 0.58%), 0.97%, 06/23/25^	1,000,000	949,505
(Variable, U.S. SOFR + 1.07%), 5.55%, 12/15/25^	1,610,000	1,604,004
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	391,000	366,324
(Variable, U.S. SOFR + 1.32%), 4.08%, 04/26/26Δ ^	940,000	913,846
(Variable, U.S. SOFR + 1.99%), 4.85%, 07/25/28^	790,000	779,913
(Variable, U.S. SOFR + 1.02%), 2.07%, 06/01/29^	300,000	257,515
KeyBank NA
4.70%, 01/26/26	340,000	316,710
L3Harris Technologies, Inc.
4.40%, 06/15/28	241,000	231,866
Ladder Capital Finance Holdings LLLP
4.25%, 02/01/27 144A	200,000	173,962
Lennar Corporation
4.50%, 04/30/24	1,000,000	991,735
Manufacturers & Traders Trust Co.
4.65%, 01/27/26	1,720,000	1,643,773
Marathon Petroleum Corporation
4.70%, 05/01/25	130,000	127,600
Matador Resources Co.
5.88%, 09/15/26	305,000	295,833
McDonald’s Corporation
(Floating, Australian BBSW 3M + 1.13%), 5.33%, 03/08/24(A) †	2,000,000	1,334,991
Mercedes-Benz Finance North America LLC
4.95%, 03/30/25 144A	765,000	759,548
Meta Platforms, Inc.
4.60%, 05/15/28Δ	557,000	551,177
Microchip Technology, Inc.
2.67%, 09/01/23	345,000	343,596
0.97%, 02/15/24	1,380,000	1,337,276
4.25%, 09/01/25Δ	250,000	242,273

See Notes to Financial Statements.

	Par	Value
MMS U.S.A. Holdings, Inc.
0.63%, 06/13/25(E)	$ 100,000	$ 102,046
Morgan Stanley
1.75%, 03/11/24(E)	205,000	220,455
(Variable, U.S. SOFR + 0.51%), 0.79%, 01/22/25^	1,015,000	983,809
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	790,000	762,075
(Variable, U.S. SOFR + 0.75%), 0.86%, 10/21/25^	525,000	488,434
(Variable, U.S. SOFR + 0.56%), 1.16%, 10/21/25^	3,060,000	2,861,409
(Variable, U.S. SOFR + 1.77%), 6.14%, 10/16/26^	980,000	990,286
(Variable, U.S. SOFR + 2.24%), 6.30%, 10/18/28Δ ^	1,300,000	1,337,017
(Variable, U.S. SOFR + 1.59%), 5.16%, 04/20/29^	420,000	415,186
Morgan Stanley Bank NA
4.75%, 04/21/26	965,000	951,233
MPLX LP
4.25%, 12/01/27	400,000	380,143
MPT Operating Partnership LP REIT
5.00%, 10/15/27Δ	350,000	294,801
Nasdaq, Inc.
5.65%, 06/28/25Δ	210,000	210,696
5.35%, 06/28/28	900,000	901,917
National Grid North America, Inc.
0.41%, 01/20/26(E)	100,000	99,472
National Rural Utilities Cooperative Finance Corporation
4.45%, 03/13/26	1,110,000	1,093,493
New Fortress Energy, Inc.
6.50%, 09/30/26 144A	185,000	165,717
NextEra Energy Capital Holdings, Inc.
2.94%, 03/21/24Δ	715,000	701,650
6.05%, 03/01/25	825,000	828,470
NextEra Energy Operating Partners LP
4.25%, 07/15/24 144A	405,000	396,468
NiSource, Inc.
5.25%, 03/30/28	325,000	325,061
Nissan Motor Acceptance Co. LLC
3.88%, 09/21/23 144A	400,000	397,796
1.13%, 09/16/24 144A	775,000	722,260
2.75%, 03/09/28 144A	200,000	164,521
Nordstrom, Inc.
2.30%, 04/08/24	250,000	240,815
Occidental Petroleum Corporation
8.50%, 07/15/27Δ	600,000	648,666
Omega Healthcare Investors, Inc. REIT
4.38%, 08/01/23	1,700,000	1,696,389
Oncor Electric Delivery Co. LLC
4.30%, 05/15/28 144A	290,000	282,368
OneMain Finance Corporation
7.13%, 03/15/26	200,000	196,679
Oracle Corporation
2.95%, 11/15/24Δ	1,550,000	1,497,326
	Par	Value
2.65%, 07/15/26	$ 539,000	$ 498,478
4.50%, 05/06/28Δ	100,000	97,341
Ovintiv, Inc.
5.65%, 05/15/25	960,000	952,814
Owl Rock Capital Corporation
4.25%, 01/15/26	510,000	472,135
Owl Rock Technology Finance Corporation
3.75%, 06/17/26 144A	345,000	302,213
Pacific Gas and Electric Co.
4.25%, 08/01/23	200,000	199,802
3.85%, 11/15/23	100,000	99,137
3.75%, 02/15/24	200,000	196,729
4.95%, 06/08/25	1,000,000	969,776
3.45%, 07/01/25	146,000	137,920
2.10%, 08/01/27Δ	600,000	512,973
6.10%, 01/15/29Δ	675,000	664,653
Pacific Life Global Funding II
(Floating, U.S. SOFR + 0.62%), 5.73%, 06/04/26 144A † Δ	500,000	492,475
PeaceHealth Obligated Group
1.38%, 11/15/25	104,000	93,782
Pennsylvania Electric Co.
5.15%, 03/30/26 144A	480,000	472,962
Penske Truck Leasing Co. LP
3.45%, 07/01/24 144A	1,500,000	1,461,655
2.70%, 11/01/24 144A	1,105,000	1,054,854
1.20%, 11/15/25 144A	395,000	351,518
Pioneer Natural Resources Co.
1.13%, 01/15/26	380,000	342,367
5.10%, 03/29/26Δ	935,000	929,700
PNC Financial Services Group, Inc. (The)
(Variable, U.S. SOFR + 1.09%), 4.76%, 01/26/27Δ ^	945,000	924,031
PRA Group, Inc.
7.38%, 09/01/25 144A	200,000	190,303
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	200,000	198,530
Procter & Gamble Co. (The)
3.25%, 08/02/26(E)	217,000	234,228
Prologis LP REIT
4.88%, 06/15/28	720,000	714,082
PulteGroup, Inc.
5.00%, 01/15/27	64,000	63,098
Qorvo, Inc.
1.75%, 12/15/24 144A	620,000	577,144
Quanta Services, Inc.
0.95%, 10/01/24	385,000	361,945
Range Resources Corporation
4.88%, 05/15/25	200,000	196,191
Raytheon Technologies Corporation
4.13%, 11/16/28	800,000	771,044
Regal Rexnord Corporation
6.05%, 02/15/26 144A Δ	825,000	826,521
Reliance Standard Life Global Funding II
3.85%, 09/19/23 144A	400,000	397,592
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Ryder System, Inc.
3.65%, 03/18/24Δ	$ 900,000	$ 885,226
2.85%, 03/01/27	475,000	434,316
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	1,048,000	1,046,493
SBA Tower Trust
2.84%, 01/15/25 144A	3,225,000	3,063,585
SBA Tower Trust REIT
1.88%, 01/15/26 144A	680,000	611,416
1.63%, 11/15/26 144A	800,000	691,034
Sempra Energy
3.30%, 04/01/25	390,000	374,261
Sirius XM Radio, Inc.
3.13%, 09/01/26 144A	200,000	179,266
Sonoco Products Co.
2.25%, 02/01/27	470,000	420,222
Southern Co. (The)
4.48%, 08/01/24 STEP	1,255,000	1,232,550
Southwestern Energy Co.
5.70%, 01/23/25	200,000	199,123
Sprint LLC
7.88%, 09/15/23	665,000	667,204
7.13%, 06/15/24	1,000,000	1,009,843
Sprint Spectrum Co. LLC
4.74%, 03/20/25 144A	194,688	192,211
Starbucks Corporation
4.75%, 02/15/26Δ	1,545,000	1,531,279
Starwood Property Trust, Inc.
4.75%, 03/15/25	200,000	189,232
Steel Dynamics, Inc.
2.40%, 06/15/25	35,000	32,708
Synchrony Bank
5.40%, 08/22/25	1,600,000	1,532,032
Synchrony Financial
4.88%, 06/13/25	18,000	17,113
TerraForm Power Operating LLC
5.00%, 01/31/28 144A	180,000	165,895
Texas Electric Market Stabilization Funding N LLC
4.27%, 08/01/34 144A	270,164	257,358
Texas Instruments, Inc.
4.60%, 02/15/28Δ	155,000	155,379
Thermo Fisher Scientific, Inc.
4.80%, 11/21/27Δ	30,000	30,153
T-Mobile U.S.A., Inc.
2.25%, 02/15/26	851,000	782,712
2.63%, 04/15/26	337,000	312,617
3.75%, 04/15/27	1,606,000	1,521,025
3.38%, 04/15/29	500,000	451,974
Travel + Leisure Co.
6.63%, 07/31/26 144A	200,000	198,660
U.S. Bancorp
(Variable, U.S. SOFR + 2.02%), 5.78%, 06/12/29^	510,000	510,189
United Airlines, Inc.
4.38%, 04/15/26 144A	540,000	513,543
UnitedHealth Group, Inc.
4.25%, 01/15/29	600,000	583,296
	Par	Value
Venture Global LNG, Inc.
8.13%, 06/01/28 144A	$ 400,000	$ 406,702
Viasat, Inc.
5.63%, 04/15/27 144A	270,000	252,331
Virginia Electric and Power Co.
3.75%, 05/15/27Δ	365,000	349,816
Vistra Operations Co. LLC
4.88%, 05/13/24 144A	365,000	358,296
3.55%, 07/15/24 144A	900,000	869,460
5.63%, 02/15/27 144A	250,000	239,844
5.00%, 07/31/27 144A	200,000	187,383
VMware, Inc.
1.00%, 08/15/24	2,041,000	1,933,175
3.90%, 08/21/27	845,000	801,645
Volkswagen Group of America Finance LLC
3.95%, 06/06/25 144A	2,410,000	2,341,059
Warnermedia Holdings, Inc.
3.43%, 03/15/24	665,000	653,087
3.64%, 03/15/25	300,000	289,521
3.79%, 03/15/25Δ	600,000	578,788
WEC Energy Group, Inc.
4.75%, 01/09/26	765,000	753,819
Wells Fargo & Co.
(Variable, U.S. SOFR + 0.51%), 0.81%, 05/19/25^	405,000	386,140
(Variable, U.S. SOFR + 1.32%), 3.91%, 04/25/26^	1,420,000	1,373,591
(Variable, U.S. SOFR + 1.56%), 4.54%, 08/15/26^	505,000	493,653
(Variable, U.S. SOFR + 1.51%), 3.53%, 03/24/28^	550,000	513,908
(Variable, U.S. SOFR + 1.98%), 4.81%, 07/25/28^	81,000	79,242
WESCO Distribution, Inc.
7.13%, 06/15/25 144A	210,000	212,401
Western Midstream Operating LP
4.65%, 07/01/26	160,000	154,064
Westinghouse Air Brake Technologies Corporation
4.40%, 03/15/24	1,600,000	1,578,946
3.20%, 06/15/25	325,000	308,674
Williams Cos., Inc. (The)
5.40%, 03/02/26	2,623,000	2,617,159
Zimmer Biomet Holdings, Inc.
1.45%, 11/22/24	1,075,000	1,012,809
Total Corporate Bonds (Cost $207,464,778)		200,783,578
FOREIGN BONDS — 9.1%
Australia — 0.4%
Macquarie Group, Ltd.
(Variable, U.S. SOFR + 0.69%), 1.20%, 10/14/25 144A ^	800,000	750,538
National Australia Bank, Ltd.
4.94%, 01/12/28	250,000	250,081
NBN Co., Ltd.
0.88%, 10/08/24 144A	880,000	825,628

See Notes to Financial Statements.

	Par	Value
Transurban Queensland Finance Pty., Ltd.
(Floating, Australian BBSW 3M + 2.05%), 6.35%, 12/16/24(A) †	$ 720,000	$ 485,650
Woodside Finance, Ltd.
3.65%, 03/05/25 144A	1,900,000	1,829,932
3.70%, 09/15/26 144A	400,000	376,466
		4,518,295
Belgium — 0.0%
KBC Group NV
(Variable, 1.10% - EUR Swap Rate 5Y), 0.50%, 12/03/29(E) ^	300,000	303,659
Bermuda — 0.1%
Triton Container International, Ltd.
0.80%, 08/01/23 144A	630,000	627,114
Canada — 1.2%
Canadian Pacific Railway Co.
1.75%, 12/02/26	305,000	274,245
CDP Financial, Inc.
1.00%, 05/26/26 144A Δ	520,000	466,644
CPPIB Capital, Inc.
0.50%, 09/16/24 144A	1,265,000	1,191,610
4.13%, 10/21/24 144A	2,200,000	2,162,592
Element Fleet Management Corporation
1.60%, 04/06/24 144A	315,000	303,845
Enbridge, Inc.
2.50%, 02/14/25	850,000	807,778
GFL Environmental, Inc.
3.75%, 08/01/25 144A	175,000	166,647
5.13%, 12/15/26 144A	175,000	168,995
goeasy, Ltd.
5.38%, 12/01/24 144A Δ	200,000	194,205
National Bank of Canada
0.75%, 08/06/24	1,485,000	1,401,581
OMERS Finance Trust
1.10%, 03/26/26 144A	675,000	608,506
4.00%, 04/20/28 144A	555,000	537,188
Ontario Teachers' Finance Trust
4.25%, 04/25/28 144A	1,065,000	1,043,786
Rogers Communications, Inc.
3.20%, 03/15/27 144A	792,000	736,612
Royal Bank of Canada
6.00%, 11/01/27	341,000	349,338
Toronto-Dominion Bank (The)
0.38%, 04/25/24(E)	305,000	323,249
TransCanada PipeLines, Ltd.
1.00%, 10/12/24	1,000,000	939,990
6.20%, 03/09/26	2,010,000	2,011,845
		13,688,656
Denmark — 0.0%
Danske Bank A/S
3.88%, 09/12/23 144A	400,000	398,496
	Par	Value
Finland — 0.0%
CRH Finland Services OYJ
0.88%, 11/05/23(E)	$ 180,000	$ 194,438
France — 0.9%
Banque Federative du Credit Mutuel SA
1.00%, 02/04/25 144A Δ	1,865,000	1,720,586
Banque Stellantis France SACA
0.00%, 01/22/25(E)	100,000	102,171
BNP Paribas SA
3.38%, 01/09/25 144A	700,000	672,663
BPCE SA
0.63%, 04/28/25(E)	100,000	102,325
(Variable, U.S. SOFR + 2.10%), 5.98%, 01/18/27 144A ^	1,815,000	1,798,750
Capgemini SE
0.63%, 06/23/25(E)	200,000	204,993
Credit Agricole SA
5.59%, 07/05/26 144A	1,995,000	1,992,768
(Variable, U.S. SOFR + 0.89%), 1.25%, 01/26/27 144A ^	250,000	221,591
Societe Generale SA
2.63%, 01/22/25 144A	2,800,000	2,632,477
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	200,000	176,114
WPP Finance SA
4.13%, 05/30/28(E) Δ	220,000	239,908
		9,864,346
Germany — 0.1%
Commerzbank AG
(Variable, 1.30% - Euribor 3M), 0.75%, 03/24/26(E) ^	100,000	101,288
E.ON SE
0.88%, 01/08/25(E)	50,000	52,134
Traton Finance Luxembourg SA
0.00%, 06/14/24(E)	100,000	104,753
0.13%, 11/10/24(E)	100,000	103,137
Volkswagen Bank GmbH
1.88%, 01/31/24(E)	300,000	323,190
4.25%, 01/07/26(E)	200,000	216,347
2.50%, 07/31/26(E)	100,000	103,392
Volkswagen Financial Services AG
0.88%, 01/31/28(E)	120,000	112,103
Volkswagen Leasing GmbH
0.38%, 07/20/26(E)	60,000	58,071
		1,174,415
Ireland — 0.8%
AerCap Ireland Capital DAC
4.50%, 09/15/23	1,000,000	996,328
1.15%, 10/29/23	1,330,000	1,308,878
2.88%, 08/14/24	150,000	144,206
1.65%, 10/29/24	2,585,000	2,430,348
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.50%, 01/15/25	$ 500,000	$ 478,999
2.45%, 10/29/26	150,000	134,088
5.75%, 06/06/28Δ	570,000	565,923
ESB Finance DAC
3.49%, 01/12/24(E)	100,000	108,906
Fresenius Finance Ireland PLC
0.00%, 10/01/25(E)	100,000	99,516
Linde PLC
3.63%, 06/12/25(E)	200,000	217,557
SMBC Aviation Capital Finance DAC
4.13%, 07/15/23 144A	1,800,000	1,798,578
3.55%, 04/15/24 144A	800,000	783,413
		9,066,740
Italy — 0.1%
ACEA SpA
0.00%, 09/28/25(E)	100,000	99,359
ASTM SpA
1.00%, 11/25/26(E)	170,000	165,636
CA Auto Bank SpA
0.50%, 09/18/23(E)	110,000	119,210
0.00%, 04/16/24(E)	100,000	105,626
Eni SpA
3.63%, 05/19/27(E)	240,000	257,759
Snam SpA
0.00%, 08/15/25(E)	100,000	100,280
Telecom Italia SpA
5.30%, 05/30/24 144A	200,000	194,601
		1,042,471
Japan — 2.4%
Mitsubishi UFJ Financial Group, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.55%), 0.95%, 07/19/25^	1,880,000	1,776,901
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 0.96%, 10/11/25^	3,185,000	2,973,294
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.08%), 5.72%, 02/20/26^	1,710,000	1,701,794
Mizuho Financial Group, Inc.
(Floating, Australian BBSW 3M + 1.40%), 5.08%, 07/19/23(A) †	3,100,000	2,064,887
0.52%, 06/10/24(E)	100,000	105,576
(Variable, 1.25% - U.S. SOFR), 1.24%, 07/10/24^	520,000	519,681
(Floating, ICE LIBOR USD 3M + 0.99%), 6.20%, 07/10/24†	1,000,000	1,000,029
Nissan Motor Co., Ltd.
3.04%, 09/15/23 144A	3,485,000	3,460,612
2.65%, 03/17/26(E)	649,000	662,992
Nomura Holdings, Inc.
1.85%, 07/16/25	2,700,000	2,470,616
2.33%, 01/22/27	600,000	530,853
NTT Finance Corporation
4.37%, 07/27/27 144A	200,000	195,645
	Par	Value
Renesas Electronics Corporation
1.54%, 11/26/24 144A	$1,245,000	$ 1,164,082
Sumitomo Mitsui Financial Group, Inc.
(Floating, Australian BBSW 3M + 1.25%), 4.91%, 10/16/24(A) †	1,000,000	665,678
1.47%, 07/08/25	1,100,000	1,010,608
5.46%, 01/13/26	2,310,000	2,303,484
Sumitomo Mitsui Trust Bank, Ltd.
0.80%, 09/16/24 144A Δ	3,500,000	3,289,276
2.55%, 03/10/25 144A	1,000,000	944,987
		26,840,995
Jersey — 0.0%
Aptiv PLC
2.40%, 02/18/25	355,000	337,090
Heathrow Funding, Ltd.
1.50%, 10/12/25(E)	185,000	189,868
		526,958
Netherlands — 0.6%
Conti-Gummi Finance BV
1.13%, 09/25/24(E)	110,000	115,743
Cooperatieve Rabobank UA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.73%), 1.98%, 12/15/27 144A ^	1,000,000	874,561
Digital Dutch Finco BV REIT
0.63%, 07/15/25(E)	300,000	297,800
Enel Finance International NV
0.00%, 06/17/24(E)	200,000	209,975
2.65%, 09/10/24	500,000	481,285
ING Groep NV
1.00%, 09/20/23(E)	200,000	216,965
(Variable, 0.60% - Euribor 3M), 0.10%, 09/03/25(E) ^	100,000	103,698
(Variable, U.S. SOFR + 1.64%), 3.87%, 03/28/26^	800,000	768,808
JDE Peet's NV
0.80%, 09/24/24 144A Δ	430,000	403,427
LeasePlan Corporation NV
2.88%, 10/24/24 144A	1,900,000	1,810,906
Louis Dreyfus Co. Finance BV
2.38%, 11/27/25(E) Δ	200,000	208,163
Mercedes-Benz International Finance BV
0.25%, 11/06/23(E)	90,000	97,003
NXP BV
2.70%, 05/01/25	50,000	47,410
Redexis Gas Finance BV
1.88%, 05/28/25(E)	100,000	103,967
Siemens Financieringsmaatschappij NV
0.38%, 09/06/23(E)	235,000	254,928
Stellantis NV
3.38%, 07/07/23(E)	145,000	158,229

See Notes to Financial Statements.

	Par	Value
Toyota Motor Finance Netherlands BV
0.00%, 10/27/25(E)	$ 100,000	$ 99,734
		6,252,602
Norway — 0.1%
Aker BP ASA
2.88%, 01/15/26 144A	895,000	829,587
Var Energi ASA
7.50%, 01/15/28 144A	410,000	422,129
		1,251,716
Saudi Arabia — 0.0%
Saudi Arabian Oil Co.
1.25%, 11/24/23 144A	490,000	480,971
South Korea — 0.2%
KT Corporation
4.00%, 08/08/25 144A Δ	2,200,000	2,133,720
Spain — 0.1%
Banco de Sabadell SA
(Variable, 0.97% - EUR Swap Rate 1Y), 0.63%, 11/07/25(E) ^	100,000	103,206
(Variable, 1.55% - EUR Swap Rate 1Y), 1.13%, 03/11/27(E) ^	100,000	98,918
Banco Santander SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 0.70%, 06/30/24^	800,000	795,722
Cellnex Finance Co. SA
2.25%, 04/12/26(E)	100,000	102,382
		1,100,228
Sweden — 0.1%
Svensk Exportkredit AB
4.00%, 07/15/25	780,000	764,146
Volvo Treasury AB
0.00%, 05/09/24(E)	310,000	327,013
		1,091,159
Switzerland — 0.7%
Credit Suisse AG
(Floating, U.S. SOFR Index + 0.38%), 5.48%, 08/09/23†	2,700,000	2,695,695
3.70%, 02/21/25	500,000	478,108
SIG Combibloc PurchaseCo S.a.r.l.
2.13%, 06/18/25(E)	100,000	105,456
UBS Group AG
(Variable, 0.55% - EURIBOR ICE SWAP RATE), 0.25%, 01/29/26(E) ^	200,000	201,246
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.55%), 5.71%, 01/12/27 144A Δ ^	3,000,000	2,971,667
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.05%), 4.70%, 08/05/27 144A ^	900,000	860,554
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.85%), 1.49%, 08/10/27 144A ^	$ 550,000	$ 472,734
		7,785,460
United Kingdom — 1.3%
Barclays PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.80%), 1.01%, 12/10/24Δ ^	1,545,000	1,506,497
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	1,000,000	937,090
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.30%), 5.30%, 08/09/26^	900,000	878,293
(Variable, U.S. SOFR + 2.21%), 5.83%, 05/09/27Δ ^	1,462,000	1,443,027
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 3.30%), 7.39%, 11/02/28Δ ^	346,000	360,698
HSBC Holdings PLC
(Floating, ICE LIBOR USD 3M + 1.23%), 6.77%, 03/11/25†	3,000,000	3,012,405
(Variable, U.S. SOFR + 1.43%), 3.00%, 03/10/26^	400,000	379,462
(Variable, U.S. SOFR + 2.11%), 4.76%, 06/09/28^	200,000	192,320
(Variable, U.S. SOFR + 3.35%), 7.39%, 11/03/28^	200,000	211,264
(Variable, CME Term SOFR 3M + 1.80%), 4.58%, 06/19/29^	200,000	188,405
Informa PLC
1.50%, 07/05/23(E)	100,000	109,112
2.13%, 10/06/25(E)	485,000	504,985
Lloyds Banking Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.60%), 3.51%, 03/18/26^	1,500,000	1,428,698
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.75%), 4.72%, 08/11/26^	1,000,000	972,108
LSEGA Financing PLC
0.65%, 04/06/24 144A	200,000	191,834
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	100,000	102,679
NatWest Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 5.85%, 03/02/27^	900,000	890,726
Rolls-Royce PLC
5.75%, 10/15/27 144A	350,000	342,597
Royalty Pharma PLC
0.75%, 09/02/23	920,000	911,598
Santander UK Group Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.57%), 4.80%, 11/15/24^	500,000	496,253
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
WPP Finance 2013
3.00%, 11/20/23(E)	$ 200,000	$ 217,301
		15,277,352
Total Foreign Bonds (Cost $108,028,727)		103,619,791
MORTGAGE-BACKED SECURITIES — 12.4%
Alen Mortgage Trust, Series 2021-ACEN, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 6.34%, 04/15/34 144A †	350,000	308,986
American Home Mortgage Assets Trust, Series 2006-5, Class A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.92%, 0.92% Floor), 4.90%, 11/25/46†	535,569	165,267
Angel Oak Mortgage Trust, Series 2022-2, Class A1
3.35%, 01/25/67 144A † γ	300,610	271,066
Arroyo Mortgage Trust, Series 2022-2, Class A1
(Step to 5.95% on 07/25/26), 4.95%, 07/25/57 144A STEP	224,580	217,187
Avon Finance No. 2 PLC, Class A
(Floating, SONIA Interest Rate + 0.90%), 5.81%, 09/20/48(U) 144A †	898,362	1,141,185
Banc of America Mortgage Trust, Series 2003-L, Class 3A1
4.37%, 01/25/34† γ	20,528	18,971
BANK, Series 2019-BNK18, Class A2
3.47%, 05/15/62	610,000	591,028
BBCMS Mortgage Trust, Series 2023-C19, Class A2B
5.75%, 04/15/56	460,000	458,252
Bear Stearns ARM Trust, Series 2003-8, Class 4A1
4.20%, 01/25/34† γ	49,056	47,821
Bear Stearns ARM Trust, Series 2004-5, Class 2A
3.78%, 07/25/34† γ	44,506	39,987
Bellemeade RE, Ltd., Series 2021-3A, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.00%, 1.00% Floor), 6.07%, 09/25/31 144A †	589,032	585,397
Benchmark Mortgage Trust, Series 2019-B12, Class AAB
3.04%, 08/15/52	1,000,000	919,252
Benchmark Mortgage Trust, Series 2022-B34, Class AM
3.96%, 04/15/55† γ	225,000	189,420
Brass No. 8 PLC, Class A1
(Floating, ICE LIBOR USD 3M + 0.70%), 6.02%, 11/16/66 144A †	13,832	13,834
BX Commercial Mortgage Trust, Series 2019-XL, Class A
(Floating, CME Term SOFR 1M + 1.03%, 0.92% Floor), 6.18%, 10/15/36 144A †	825,780	821,028
	Par	Value
BX Commercial Mortgage Trust, Series 2019-XL, Class B
(Floating, CME Term SOFR 1M + 1.19%, 1.08% Floor), 6.34%, 10/15/36 144A †	$ 569,500	$ 564,617
BX Commercial Mortgage Trust, Series 2019-XL, Class D
(Floating, CME Term SOFR 1M + 1.56%, 1.45% Floor), 6.71%, 10/15/36 144A †	522,750	516,870
BX Commercial Mortgage Trust, Series 2020-VKNG, Class B
(Floating, CME Term SOFR 1M + 1.24%, 1.13% Floor), 6.39%, 10/15/37 144A †	994,000	975,733
BX Commercial Mortgage Trust, Series 2021-XL2, Class A
(Floating, ICE LIBOR USD 1M + 0.69%, 0.69% Floor), 5.88%, 10/15/38 144A †	973,051	945,533
BX Trust, Series 2018-BILT, Class D
(Floating, ICE LIBOR USD 1M + 2.02%, 1.77% Floor), 7.21%, 05/15/30 144A †	235,000	229,994
BX Trust, Series 2023-DELC, Class A
(Floating, CME Term SOFR 1M + 2.69%, 2.69% Floor), 7.69%, 05/15/38 144A †	510,000	510,136
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB
3.37%, 06/15/50	1,139,344	1,087,369
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11
(Floating, ICE LIBOR USD 1M + 0.90%, 6.50% Cap), 6.04%, 07/25/49 144A †	36,034	34,538
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3
3.50%, 07/25/49 144A † γ	73,613	65,331
CHC Commercial Mortgage Trust, Series 2019-CHC, Class D
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor), 7.24%, 06/15/34 144A †	912,461	876,767
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 11.50% Cap), 5.69%, 02/25/35†	29,373	26,185
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class AAB
2.78%, 07/10/49	370,261	352,667
Citigroup Commercial Mortgage Trust, Series 2016-P5, Class AAB
2.84%, 10/10/49	619,182	592,189
COLT Mortgage Loan Trust, Series 2022-3, Class A1
3.90%, 02/25/67 144A † γ	215,622	198,339
COMM Mortgage Trust, Series 2013-CR8, Class B
3.84%, 06/10/46 144A † γ	169,337	158,736

See Notes to Financial Statements.

	Par	Value
COMM Mortgage Trust, Series 2014-CR21, Class A3
3.53%, 12/10/47	$ 523,406	$ 502,205
COMM Mortgage Trust, Series 2014-LC15, Class A4
4.01%, 04/10/47	170,000	167,687
COMM Mortgage Trust, Series 2014-UBS5, Class ASB
3.55%, 09/10/47	69,894	69,178
COMM Mortgage Trust, Series 2015-CR24, Class ASB
3.45%, 08/10/48	64,439	63,128
COMM Mortgage Trust, Series 2015-PC1, Class A4
3.62%, 07/10/50	202,248	193,965
Connecticut Avenue Securities Trust, Series 2019-HRP1, Class M2
(Floating, ICE LIBOR USD 1M + 2.15%), 7.30%, 11/25/39 144A †	1,246,670	1,250,612
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.55%), 6.62%, 10/25/41 144A †	1,050,000	1,029,614
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA
2.02%, 01/15/49† IO γ	603,135	23,567
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	307,856	275,792
CSMC, Series 2021-980M, Class C
3.20%, 07/15/31 144A	150,000	116,067
CSMC, Series 2021-BHAR, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 6.34%, 11/15/38 144A †	770,000	754,629
CSMC, Series 2022-ATH1, Class A1A
2.87%, 01/25/67 144A † γ	292,577	268,405
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4, Class A6A1
(Step to 5.20% on 08/25/23), 5.87%, 10/25/36 STEP	89,449	72,000
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4, Class A6A2
(Step to 5.20% on 08/25/23), 5.89%, 10/25/36 STEP	90,501	72,846
Eagle RE, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.55%, 1.55% Floor), 6.62%, 04/25/34 144A †	426,497	426,651
Extended Stay America Trust, Series 2021-ESH, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 6.27%, 07/15/38 144A †	1,937,113	1,901,152
	Par	Value
Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M2
(Floating, U.S. 30-Day Average SOFR + 2.00%), 7.07%, 11/25/41 144A †	$3,000,000	$2,922,521
Federal Home Loan Mortgage Corporation
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%, 2.36% Floor, 13.18% Cap), 4.49%, 07/01/27†	954	937
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 11.23% Cap), 4.34%, 11/01/31†	7,295	7,101
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 10.91% Cap), 5.25%, 04/01/32†	1,624	1,602
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.04%, 2.04% Floor, 9.72% Cap), 4.87%, 06/01/33†	147,044	147,418
(Floating, ICE LIBOR USD 1Y + 1.75%, 1.75% Floor, 10.84% Cap), 5.50%, 08/01/35†	21,605	21,270
(Floating, ICE LIBOR USD 1Y + 1.35%, 1.35% Floor, 10.42% Cap), 3.62%, 09/01/35†	48,959	48,820
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 10.80% Cap), 3.88%, 10/01/35†	51,230	51,615
3.00%, 02/01/36	39,341	36,558
4.00%, 11/01/36	4,612	4,452
4.00%, 06/01/37	61,197	59,064
4.50%, 10/01/37	77,150	75,780
4.50%, 07/01/47	32,879	32,323
4.50%, 03/01/49	1,583,296	1,562,805
4.50%, 01/01/50	147,261	145,517
4.00%, 10/01/52	495,600	465,464
4.00%, 12/01/52	534,494	501,993
4.00%, 04/01/53	306,269	287,597
Federal Home Loan Mortgage Corporation REMIC, Series 3228
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 5.69%, 10/15/36†	580,322	569,349
Federal Home Loan Mortgage Corporation REMIC, Series 3710
4.00%, 08/15/25 STEP	15,201	14,921
Federal Home Loan Mortgage Corporation REMIC, Series 3959
4.50%, 11/15/41	92,826	90,706
Federal Home Loan Mortgage Corporation REMIC, Series 3986
4.50%, 09/15/41	25,890	25,525
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 4459
3.00%, 08/15/43	$ 229,605	$ 208,714
Federal Home Loan Mortgage Corporation REMIC, Series 4494
3.75%, 10/15/42	78,073	75,781
Federal Home Loan Mortgage Corporation REMIC, Series 4752
3.00%, 09/15/46	202,737	187,859
Federal Home Loan Mortgage Corporation REMIC, Series 4777
3.50%, 10/15/45	346,980	330,928
Federal Home Loan Mortgage Corporation REMIC, Series 4904
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 5.64%, 06/15/49†	356,020	344,702
Federal Home Loan Mortgage Corporation REMIC, Series 4941
3.00%, 07/25/49	176,659	156,477
Federal Home Loan Mortgage Corporation REMIC, Series 4948
2.50%, 10/25/48	109,259	96,891
Federal Home Loan Mortgage Corporation REMIC, Series 5000
2.00%, 06/25/44	136,128	121,324
Federal Home Loan Mortgage Corporation REMIC, Series 5006
2.00%, 06/25/45	386,453	340,319
Federal Home Loan Mortgage Corporation REMIC, Series 5047
0.75%, 10/15/28	2,519,800	2,287,523
Federal Home Loan Mortgage Corporation REMIC, Series 5057
1.00%, 04/15/54	1,733,221	1,535,825
Federal Home Loan Mortgage Corporation REMIC, Series 5105
1.50%, 04/15/44	746,814	696,475
Federal Home Loan Mortgage Corporation REMIC, Series 5115
1.00%, 02/25/42	1,982,888	1,675,775
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA1, Class M2
(Floating, ICE LIBOR USD 1M + 1.70%), 6.85%, 01/25/50 144A †	72,583	72,609
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 1.85%), 7.00%, 02/25/50 144A †	86,667	86,983
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA5, Class M2
(Floating, U.S. 30-Day Average SOFR + 1.65%), 6.72%, 01/25/34 144A †	801,994	800,995
	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA6, Class M2
(Floating, U.S. 30-Day Average SOFR + 1.50%), 6.57%, 10/25/41 144A †	$1,850,000	$1,805,135
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-HQA1, Class M1A
(Floating, U.S. 30-Day Average SOFR + 2.10%), 7.17%, 03/25/42 144A †	500,780	501,883
Federal Home Loan Mortgage Corporation STACR Trust, Series 2019-DNA4, Class M2
(Floating, ICE LIBOR USD 1M + 1.95%), 7.10%, 10/25/49 144A †	29,312	29,352
Federal National Mortgage Association
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.93%, 1.93% Floor, 10.30% Cap), 3.88%, 12/01/24 CONV †	210	207
2.50%, 12/01/27	206,730	196,570
3.00%, 09/01/30	110,707	105,557
3.00%, 02/01/31	670,038	631,148
3.00%, 04/01/31	11,342	10,684
1.50%, 06/01/31	1,959,334	1,755,343
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.22%, 2.22% Floor, 11.66% Cap), 4.55%, 09/01/31†	16,552	16,233
2.50%, 10/01/31	266,330	246,992
2.50%, 11/01/31	612,286	566,892
2.50%, 01/01/32	4,253	3,955
3.00%, 03/01/32	407,121	383,472
(Floating, ICE LIBOR USD 1M + 1.31%, 1.31% Floor, 11.27% Cap), 6.18%, 08/01/32†	91,555	91,382
3.00%, 11/01/32	38,524	36,283
3.00%, 12/01/32	444,350	416,679
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 9.73% Cap), 4.38%, 12/01/32†	199,449	193,933
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.41%, 2.41% Floor, 9.66% Cap), 4.25%, 06/01/33†	3,711	3,677
4.00%, 09/01/33	763,549	742,685
4.00%, 05/01/34	391,675	381,290
(Floating, ICE LIBOR USD 1Y + 1.66%, 1.66% Floor, 10.15% Cap), 3.96%, 02/01/35†	19,937	19,577
3.00%, 09/01/35	70,761	66,031
4.00%, 07/01/37	22,067	21,274
4.50%, 08/01/37	558,594	549,434
4.00%, 09/01/37	27,229	26,250
4.50%, 10/01/37	887,254	871,286

See Notes to Financial Statements.

	Par	Value
5.00%, 10/01/37	$ 45,063	$ 45,020
4.50%, 11/01/37	58,075	57,147
4.50%, 02/01/38	429,694	423,243
5.00%, 02/01/38	3,389,448	3,391,645
5.50%, 02/01/38	3,100,873	3,151,846
4.00%, 03/01/38	18,658	17,987
(Floating, ICE LIBOR USD 1Y + 1.73%, 1.73% Floor, 9.49% Cap), 4.35%, 05/01/38†	422,393	428,528
4.94%, 08/01/42†	135,155	130,953
(Floating, ICE LIBOR USD 1Y + 1.74%, 1.74% Floor, 8.67% Cap), 4.51%, 09/01/42†	105,311	106,347
(Floating, ICE LIBOR USD 1Y + 1.70%, 1.70% Floor, 7.76% Cap), 5.20%, 07/01/43†	154,939	156,708
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 8.52% Cap), 4.94%, 07/01/44†	37,247	36,017
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 9.15% Cap), 4.94%, 10/01/44†	33,150	31,641
(Floating, ICE LIBOR USD 1Y + 1.59%, 1.59% Floor, 7.86% Cap), 3.84%, 06/01/45†	176,316	176,194
4.50%, 03/01/47	97,983	96,214
4.50%, 05/01/47	297,671	292,298
4.50%, 07/01/47	39,186	38,478
4.50%, 11/01/47	326,115	321,472
4.50%, 06/01/48	52,995	52,223
4.50%, 11/01/48	162,015	159,853
4.50%, 02/01/49	518,051	515,174
4.50%, 04/01/49	144,267	142,987
4.00%, 09/01/52	1,189,849	1,117,676
4.00%, 11/01/52	599,532	562,983
4.00%, 12/01/52	397,521	373,287
4.00%, 01/01/53	730,297	685,774
4.00%, 02/01/53	725,286	681,069
Federal National Mortgage Association REMIC, Series 2006-98
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 7.00% Cap), 5.58%, 10/25/36†	101,402	99,894
Federal National Mortgage Association REMIC, Series 2007-100
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.00% Cap), 5.70%, 10/25/37†	333,405	329,798
Federal National Mortgage Association REMIC, Series 2011-48
4.00%, 06/25/26 STEP	37,878	36,963
Federal National Mortgage Association REMIC, Series 2012-79
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 5.60%, 07/25/42†	104,149	101,386
	Par	Value
Federal National Mortgage Association REMIC, Series 2015-38
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor), 4.45%, 06/25/55†	$ 116,937	$ 114,071
Federal National Mortgage Association REMIC, Series 2016-11
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 4.37%, 03/25/46†	524,047	514,818
Federal National Mortgage Association REMIC, Series 2016-40
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 4.58%, 07/25/46†	675,081	661,718
Federal National Mortgage Association REMIC, Series 2018-21
3.50%, 04/25/45	105,962	102,328
Federal National Mortgage Association REMIC, Series 2019-30
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 5.65%, 07/25/49†	461,608	447,316
Federal National Mortgage Association REMIC, Series 2019-53
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 4.32%, 09/25/49†	794,400	774,073
Federal National Mortgage Association REMIC, Series 2019-60
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 4.34%, 10/25/59†	824,194	802,412
Federal National Mortgage Association REMIC, Series 2019-9
3.50%, 06/25/48	688,887	642,946
Federal National Mortgage Association REMIC, Series 2020-79
1.50%, 11/25/50	546,785	463,530
Federal National Mortgage Association REMIC, Series 2022-65
(Floating, U.S. 30-Day Average SOFR + 0.80%, 0.80% Floor, 6.00% Cap), 5.87%, 09/25/52†	1,950,074	1,908,882
FHLMC Multifamily Structured Pass-Through Certificates, Series K121
1.02%, 10/25/30† IO γ	592,767	33,603
FHLMC Multifamily Structured Pass-Through Certificates, Series K727
2.95%, 07/25/24	3,208,510	3,126,137
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series KIR2
2.75%, 03/25/27	$ 218,371	$ 208,564
FHLMC Structured Pass-Through Certificates, Series T-56, Class 3AF
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor, 8.50% Cap), 6.15%, 05/25/43†	309,864	306,941
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 5.38%, 07/25/44†	233,919	217,437
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
6.23%, 06/25/34† γ	75,269	70,740
FIVE Mortgage Trust, Series 2023-V1, Class A3
5.67%, 02/10/56	490,000	489,413
Flagstar Mortgage Trust, Series 2021-12, Class A19
5.00%, 11/25/51 144A † γ	1,155,035	1,116,311
FREMF Mortgage Trust, Series 2015-K45, Class B
3.61%, 04/25/48 144A † γ	250,000	239,470
GCAT Trust, Series 2021-NQM7, Class A1
1.92%, 08/25/66 144A	216,265	185,326
Gemgarto PLC, Series 2021-1A, Class A
(Floating, SONIA Interest Rate + 0.59%), 5.48%, 12/16/67(U) 144A †	953,553	1,205,329
Government National Mortgage Association
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 2.88%, 05/20/24†	1,469	1,463
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.63%, 07/20/25†	5,332	5,231
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.63%, 08/20/25†	1,782	1,748
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.75%, 11/20/25†	5,286	5,149
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.75%, 12/20/26†	11,892	11,604
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.63%, 07/20/27†	284	275
	Par	Value
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 2.75%, 10/20/27†	$ 4,793	$ 4,645
8.50%, 10/15/29	13,974	13,964
8.50%, 04/15/30	1,167	1,165
8.50%, 05/15/30	39,715	39,884
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.88%, 05/20/30†	9,089	8,842
8.50%, 07/15/30	14,831	14,890
8.50%, 08/15/30	2,489	2,487
8.50%, 11/15/30	2,623	2,620
8.50%, 12/15/30	2,155	2,152
8.50%, 02/15/31	10,997	11,047
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 5.45%, 05/20/37†	46,166	45,858
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 10.50% Cap), 5.69%, 02/20/61†	252,360	251,500
Government National Mortgage Association, Series 2013-H13
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%, 0.45% Floor, 15.00% Cap), 5.17%, 05/20/63†	557,511	555,407
Government National Mortgage Association, Series 2016-H07
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor), 4.64%, 02/20/66†	4,367	4,306
Government National Mortgage Association, Series 2016-H22
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor, 7.50% Cap), 4.98%, 10/20/66†	1,132,348	1,129,254
Government National Mortgage Association, Series 2017-136
3.00%, 03/20/47	86,016	78,169
Government National Mortgage Association, Series 2017-H09
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 4.96%, 04/20/67†	1,416,192	1,408,354
Government National Mortgage Association, Series 2017-H10
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 6.46%, 04/20/67†	1,739,266	1,730,049
Government National Mortgage Association, Series 2020-127
1.50%, 06/20/50	472,719	374,698
Government National Mortgage Association, Series 2020-17
2.50%, 10/20/49	78,501	69,396

See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association, Series 2022-H22
(Floating, U.S. 30-Day Average SOFR + 0.75%, 0.75% Floor, 11.00% Cap), 5.82%, 10/20/72†	$ 990,382	$ 985,032
GreenPoint Mortgage Funding Trust, Series 2005-AR5, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 10.50% Cap), 5.69%, 11/25/45†	50,065	44,177
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.36%, 0.36% Floor), 5.51%, 01/25/37†	219,281	190,436
GS Mortgage Securities Corporation Trust, Series 2022-ECI, Class A
(Floating, CME Term SOFR 1M + 2.19%, 2.20% Floor), 7.34%, 08/15/39 144A †	610,000	611,370
GS Mortgage Securities Corporation Trust, Series 2022-GTWY, Class A
(Floating, CME Term SOFR 1M + 3.40%, 3.19% Floor), 8.55%, 09/15/27 144A †	1,600,000	1,601,622
GS Mortgage Securities Corporation Trust, Series 2023-FUN, Class A
(Floating, CME Term SOFR 1M + 2.09%, 2.09% Floor), 7.24%, 03/15/28 144A †	440,000	433,896
GS Mortgage Securities Corporation Trust, Series 2023-FUN, Class B
(Floating, CME Term SOFR 1M + 2.79%, 2.79% Floor), 7.94%, 03/15/28 144A †	375,000	369,558
GS Mortgage Securities Trust, Series 2011-GC5, Class AS
5.21%, 08/10/44 144A † γ	229,464	216,105
GS Mortgage Securities Trust, Series 2019-GC38, Class A2
3.87%, 02/10/52	373,644	368,951
GS Mortgage-Backed Securities Corporation Trust, Series 2020-PJ4, Class A2
3.00%, 01/25/51 144A † γ	167,868	142,835
GS Mortgage-Backed Securities Corporation Trust, Series 2022-PJ2, Class A4
2.50%, 06/25/52 144A † γ	526,920	425,498
GSR Mortgage Loan Trust, Series 2004-11, Class 5A1
4.10%, 09/25/34† γ	55,171	53,906
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.06%, 09/25/35† γ	30,632	28,986
Hawaii Hotel Trust, Series 2019-MAUI, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 6.34%, 05/15/38 144A †	429,000	424,098
	Par	Value
Homeward Opportunities Fund Trust, Series 2022-1, Class A1
(Step to 5.06% on 08/25/23), 5.08%, 07/25/67 144A STEP	$ 147,006	$142,079
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1
(Floating, ICE LIBOR USD 1M + 0.38%, 0.38% Floor), 5.53%, 09/25/46†	265,732	229,821
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor), 5.69%, 06/25/37†	96,472	110,817
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.25%, 07/05/33 144A	190,000	171,499
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class A
(Floating, ICE LIBOR USD 1M + 0.96%, 0.96% Floor), 6.15%, 07/15/36 144A †	526,878	523,204
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
3.75%, 02/25/35† γ	7,365	6,794
JP Morgan Mortgage Trust, Series 2016-2, Class A1
6.44%, 06/25/46 144A † γ	94,997	87,389
JP Morgan Mortgage Trust, Series 2020-7, Class A3
3.00%, 01/25/51 144A † γ	126,038	106,417
JP Morgan Mortgage Trust, Series 2020-LTV1, Class A11
(Floating, ICE LIBOR USD 1M + 1.00%, 6.00% Cap), 6.00%, 06/25/50 144A †	18,643	18,342
JP Morgan Mortgage Trust, Series 2021-12, Class A11
(Floating, U.S. 30-Day Average SOFR + 0.85%, 5.00% Cap), 5.00%, 02/25/52 144A †	164,592	151,434
JP Morgan Mortgage Trust, Series 2021-14, Class A12
5.00%, 05/25/52 144A † γ	269,838	260,792
JP Morgan Mortgage Trust, Series 2021-7, Class A3
2.50%, 11/25/51 144A † γ	1,045,548	848,205
JP Morgan Mortgage Trust, Series 2022-INV3, Class A3B
3.00%, 09/25/52 144A † γ	359,457	303,051
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB
3.66%, 09/15/47	95,719	93,869
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class A3
3.50%, 12/15/48	188,967	178,468
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A3
3.38%, 09/15/50	$1,500,000	$1,445,827
KNDL Mortgage Trust, Series 2019-KNSQ, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.80% Floor), 6.14%, 05/15/36 144A †	409,000	406,294
KNDL Mortgage Trust, Series 2019-KNSQ, Class D
(Floating, ICE LIBOR USD 1M + 1.50%, 1.35% Floor), 6.69%, 05/15/36 144A †	136,000	134,355
Life Mortgage Trust, Series 2021-BMR, Class A
(Floating, CME Term SOFR 1M + 0.81%, 0.70% Floor), 5.96%, 03/15/38 144A †	982,970	958,756
Luminent Mortgage Trust, Series 2006-7, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.34%, 0.34% Floor, 10.50% Cap), 5.49%, 12/25/36†	237,722	210,212
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 3A1
3.46%, 12/25/33† γ	23,397	22,584
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A3
3.00%, 04/25/52 144A † γ	436,429	366,859
MF1, Series 2021-W10, Class A
(Floating, CME Term SOFR 1M + 1.07%, 1.07% Floor), 6.22%, 12/15/34 144A †	110,000	106,383
MFA Trust, Series 2021-INV2, Class A1
1.91%, 11/25/56 144A	263,141	221,768
MFA Trust, Series 2021-RPL1, Class A1
1.13%, 07/25/60 144A	759,911	670,559
MHC Commercial Mortgage Trust, Series 2021-MHC, Class A
(Floating, CME Term SOFR 1M + 0.92%, 0.80% Floor), 6.06%, 04/15/38 144A †	480,000	471,656
Mill City Mortgage Loan Trust, Series 2017-3, Class A1
2.75%, 01/25/61 144A	272,975	263,914
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3
3.77%, 11/15/46	414,274	412,044
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class A4
4.05%, 04/15/47	271,836	268,641
	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class ASB
3.62%, 10/15/47	$ 80,042	$ 78,970
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB
3.04%, 04/15/48	590,704	574,535
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4
3.73%, 05/15/48	955,000	907,068
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5
3.64%, 10/15/48	535,000	505,485
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA
0.79%, 12/15/49† IO γ	1,779,824	32,453
Morgan Stanley Capital I Trust, Series 2021-230P, Class A
(Floating, CME Term SOFR 1M + 1.28%, 1.17% Floor), 6.43%, 12/15/23 144A †	1,000,000	938,763
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A
(Floating, CME Term SOFR 1M + 1.40%, 1.40% Floor), 6.54%, 03/15/39 144A †	590,000	579,863
Natixis Commercial Mortgage Securities Trust, Series 2022-RRI, Class A
(Floating, CME Term SOFR 1M + 1.82%, 1.82% Floor), 6.97%, 03/15/35 144A †	1,460,476	1,433,515
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1
4.00%, 04/25/57 144A	1,777,413	1,679,176
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1
4.00%, 05/25/57 144A † γ	527,891	484,676
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A
4.00%, 12/25/57 144A † γ	792,357	746,786
New Residential Mortgage Loan Trust, Series 2019-RPL3, Class A1
2.75%, 07/25/59 144A	886,891	819,180
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B
3.50%, 10/25/59 144A † γ	388,274	358,655
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1
2.75%, 11/25/59 144A	1,108,641	1,021,419

See Notes to Financial Statements.

	Par	Value
Oaktown Re VII, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.60%, 1.60% Floor), 6.67%, 04/25/34 144A †	$ 671,635	$ 669,703
OBX Trust, Series 2020-EXP3, Class 2A1B
(Floating, ICE LIBOR USD 1M + 0.90%), 6.05%, 01/25/60 144A †	450,000	435,218
OBX Trust, Series 2022-INV3, Class A1
3.00%, 02/25/52 144A † γ	194,956	163,636
ONE Mortgage Trust, Series 2021-PARK, Class A
(Floating, CME Term SOFR 1M + 0.81%, 0.70% Floor), 5.96%, 03/15/36 144A †	1,900,000	1,798,581
One New York Plaza Trust, Series 2020-1NYP, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 6.14%, 01/15/36 144A †	240,000	227,781
PFP, Ltd., Series 2021-8, Class A
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 6.16%, 08/09/37 144A †	978,462	952,926
PRKCM Trust, Series 2021-AFC2, Class A1
2.07%, 11/25/56 144A	301,334	248,087
Radnor RE, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.85%, 1.85% Floor), 6.92%, 11/25/31 144A †	242,461	241,975
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 6.10%, 07/25/36 144A †	1,129,941	1,094,358
Residential Mortgage Securities 32 PLC, Class A
(Floating, SONIA Interest Rate + 1.25%), 6.16%, 06/20/70(U) 144A †	593,891	755,719
Resimac Bastille Trust, Series 2021-2NCA, Class A1A
(Floating, ICE LIBOR USD 1M + 0.65%), 5.86%, 02/03/53 144A †	588,910	587,479
RFMSI Trust, Series 2003-S9, Class A1
6.50%, 03/25/32	3,952	3,834
Seasoned Credit Risk Transfer Trust Series, Series 2019-4, Class MA
3.00%, 02/25/59	557,749	509,368
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA
3.50%, 11/25/57	202,600	190,744
	Par	Value
Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA
3.50%, 08/25/57	$ 247,666	$ 232,842
Sequoia Mortgage Trust, Series 2017-CH1, Class A2
3.50%, 08/25/47 144A	21,451	19,669
SG Residential Mortgage Trust, Series 2022-2, Class A1
(Step to 5.32% on 01/25/24), 5.35%, 08/25/62 144A STEP	122,371	119,218
Starwood Mortgage Residential Trust, Series 2020-3, Class A1
1.49%, 04/25/65 144A	160,835	148,067
Starwood Mortgage Residential Trust, Series 2020-INV1, Class A1
1.03%, 11/25/55 144A	108,857	96,518
Stratton Mortgage Funding, Series 2021-2A, Class A
(Floating, SONIA Interest Rate + 0.90%), 5.39%, 07/20/60(U) 144A †	195,254	248,022
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 5.45%, 09/25/34†	38,160	34,278
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 11.00% Cap), 5.65%, 07/19/35†	20,828	18,850
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A1A
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor, 10.50% Cap), 5.71%, 02/25/36†	134,795	113,504
STWD Mortgage Trust, Series 2021-HTS, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 6.24%, 04/15/34 144A †	1,700,000	1,668,338
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A
(Floating, CME Term SOFR 1M + 2.19%, 2.19% Floor), 7.33%, 05/15/37 144A †	210,000	204,469
TBW Mortgage-Backed Trust, Series 2007-2, Class A6A
(Step to 4.27% on 08/25/26), 6.01%, 07/25/37 STEP	166,511	66,315
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, SONIA Interest Rate + 1.14%), 5.64%, 10/20/51(U) 144A †	695,587	884,102
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Towd Point Mortgage Funding, Series 2019-A13A, Class A1
(Floating, SONIA Interest Rate + 1.35%), 5.84%, 07/20/45(U) 144A †	$1,527,916	$1,940,442
Towd Point Mortgage Trust, Series 2018-1, Class A1
3.00%, 01/25/58 144A	596,939	573,713
Towd Point Mortgage Trust, Series 2020-1, Class A1
2.71%, 01/25/60 144A † γ	501,318	463,033
Towd Point Mortgage Trust, Series 2020-2, Class A1A
1.64%, 04/25/60 144A	1,589,765	1,377,168
Towd Point Mortgage Trust, Series 2021-SJ2, Class A1A
2.25%, 12/25/61 144A	727,293	664,467
TPGI Trust, Series 2021-DGWD, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 5.89%, 06/15/26 144A †	415,169	403,794
Trinity Square PLC, Series 2021-1A, Class A
(Floating, SONIA Interest Rate + 0.85%), 5.32%, 07/15/59(U) 144A †	892,107	1,132,366
UBS Commercial Mortgage Trust, Series 2019-C16, Class ASB
3.46%, 04/15/52	540,000	499,502
Uniform Mortgage Backed Securities
4.00%, 07/01/52 TBA	4,790,000	4,495,677
5.00%, 09/01/53 TBA	8,900,000	8,726,867
Verus Securitization Trust, Series 2021-6, Class A1
1.63%, 10/25/66 144A	891,620	735,766
Verus Securitization Trust, Series 2022-1, Class A1
(Step to 3.72% on 02/25/26), 2.72%, 01/25/67 144A STEP	153,184	133,802
Verus Securitization Trust, Series 2022-3, Class A1
(Step to 4.10% on 10/25/23), 4.13%, 02/25/67 144A STEP	385,821	354,034
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 5.38%, 06/25/42†	2,341	2,158
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A
4.16%, 08/25/33† γ	62,390	59,844
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 10.50% Cap), 5.77%, 01/25/45†	94,578	92,937
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.74%, 0.74% Floor), 4.72%, 01/25/47†	$ 135,007	$ 121,143
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5, Class A12A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.98%, 0.98% Floor), 4.96%, 06/25/46†	272,547	249,647
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
3.65%, 02/25/37† γ	108,362	94,138
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 2A1
3.32%, 05/25/37† γ	133,512	104,924
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class A1B
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.84%, 0.84% Floor), 4.82%, 05/25/47†	36,868	4,895
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4
3.17%, 02/15/48	500,000	475,542
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class A5
3.45%, 02/15/48	435,000	413,430
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL
(Floating, ICE LIBOR USD 1M + 1.55%, 1.55% Floor), 6.71%, 01/15/59 144A †	2,000,000	1,972,737
Wells Fargo Mortgage Backed Securities Trust, Series 2020-RR1, Class A1
3.00%, 05/25/50 144A † γ	66,443	56,596
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class ASB
3.39%, 08/15/47	99,019	98,066
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class ASB
3.52%, 03/15/47	42,172	41,946
Total Mortgage-Backed Securities (Cost $147,528,978)		141,314,514
MUNICIPAL BONDS — 0.4%
California State Earthquake Authority, Revenue Bond, Series B
1.48%, 07/01/23	315,000	315,000
Hawaii State, General Obligation, Series GB
0.80%, 10/01/24	1,000,000	945,633

See Notes to Financial Statements.

	Par	Value
Texas Natural Gas Securitization Finance Corporation, Revenue Bond
5.10%, 04/01/35	$ 3,210,000	$ 3,224,869
Total Municipal Bonds (Cost $4,525,000)		4,485,502
U.S. TREASURY OBLIGATIONS — 34.9%
U.S. Treasury Bills
5.17%, 09/07/23Ω	82,000	81,229
5.15%, 09/14/23Ω	193,000	190,982
5.01%, 03/21/24Ω Δ	3,500,000	3,369,767
		3,641,978
U.S. Treasury Inflationary Indexed Bonds
1.25%, 04/15/28	2,482,938	2,403,755
U.S. Treasury Notes
0.88%, 01/31/24Δ	5,500,000	5,358,139
1.50%, 02/29/24Δ	32,840,000	31,996,937
0.25%, 03/15/24	1,606,100	1,549,437
2.25%, 03/31/24	30,755,000	30,036,465
2.50%, 04/30/24	1,855,000	1,810,799
3.25%, 08/31/24	7,951,000	7,761,387
4.25%, 09/30/24Δ	11,695,000	11,543,330
4.38%, 10/31/24	3,665,000	3,621,407
0.75%, 11/15/24Δ	28,500,000	26,811,152
1.00%, 12/15/24	12,600,000	11,860,734
4.13%, 01/31/25	1,805,000	1,776,938
1.50%, 02/15/25	1,851,000	1,747,424
3.88%, 03/31/25	9,760,000	9,568,994
2.63%, 04/15/25	7,245,000	6,950,813
2.75%, 05/15/25	10,310,000	9,904,849
3.00%, 07/15/25	22,375,000	21,569,587
3.50%, 09/15/25	43,400,000	42,234,473
4.50%, 11/15/25Δ	509,000	506,435
4.00%, 12/15/25	20,320,000	20,004,881
3.88%, 01/15/26	18,840,000	18,491,166
4.00%, 02/15/26	53,755,000	52,937,126
4.63%, 03/15/26	12,115,000	12,129,671
3.75%, 04/15/26	23,184,000	22,694,057
3.63%, 05/15/26Δ	19,295,000	18,826,946
4.13%, 06/15/26	19,105,000	18,913,950
		390,607,097
Total U.S. Treasury Obligations (Cost $401,976,499)		396,652,830

Shares
MONEY MARKET FUNDS — 3.0%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø ∞	21,098,465	21,098,465
	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø §	9,655,607	$ 9,655,607
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	3,842,500	3,842,500
Total Money Market Funds (Cost $34,596,572)		34,596,572

	Par
REPURCHASE AGREEMENTS — 0.4%
Citigroup Global Markets, Inc.
5.18% (dated 06/30/23, due 07/03/23, repurchase price $2,201,259, collateralized by U.S. Treasury Notes, 3.500%, due 09/15/25 total market value $2,236,855)	$2,200,000	2,200,000
Deutsche Bank Securities, Inc.
5.10% (dated 07/03/23, due 07/05/23, repurchase price $2,001,417, collateralized by U.S. Treasury Bonds, 1.125%, due 05/15/40, total market value $2,039,805)	2,000,000	2,000,000
Total Repurchase Agreements (Cost $4,200,000)		4,200,000
TOTAL INVESTMENTS —104.2% (Cost $1,214,672,076)		1,184,598,766
Liabilities in Excess of Other Assets — (4.2)%		(48,225,424)
NET ASSETS — 100.0%		$1,136,373,342
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Treasury Obligations	34.9
Asset-Backed Securities	20.2
Corporate Bonds	17.7
Mortgage-Backed Securities	12.4
Foreign Bonds	9.1
Agency Obligations	5.7
Money Market Funds	3.0
Repurchase Agreements	0.4
Municipal Bonds	0.4
Certificates Of Deposit	0.3
Commercial Paper	0.1
104.2
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	09/2023	(25)	$ (3,156,569)	$ 48,406
Euro-Bund	09/2023	(1)	(145,937)	1,815
Euro-Schatz	09/2023	(44)	(5,034,143)	34,451
10-Year Japanese Treasury Bond	09/2023	(6)	(6,176,929)	(28,153)
10-Year U.S. Treasury Note	09/2023	(11)	(1,234,922)	9,844
U.S. Treasury Long Bond	09/2023	(21)	(2,665,031)	2,325
Ultra 10-Year U.S. Treasury Note	09/2023	(210)	(24,871,875)	204,979
Ultra Long U.S. Treasury Bond	09/2023	(7)	(953,531)	(7,656)
2-Year U.S. Treasury Note	09/2023	1,854	376,999,313	(4,426,880)
5-Year U.S. Treasury Note	09/2023	(778)	(83,318,938)	1,256,688
3-Month CME SOFR	03/2025	7	1,679,563	349
3-Month SONIA Index	03/2025	68	20,369,087	(130,187)
Total Futures Contracts outstanding at June 30, 2023			$271,490,088	$(3,034,019)
Forward Foreign Currency Contracts outstanding at June 30, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
08/16/23	U.S. Dollars	2,239,652	Australian Dollars	3,341,000	BNP	$ 10,888
07/05/23	U.S. Dollars	1,345,443	Japanese Yen	192,411,803	JPM	10,873
09/20/23	U.S. Dollars	6,654,187	Euro	6,063,715	BNP	9,803
09/20/23	U.S. Dollars	4,338,243	Euro	3,951,285	TD	8,578
08/02/23	Japanese Yen	370,193,083	U.S. Dollars	2,572,124	BNP	7,381
09/20/23	U.S. Dollars	337,648	Canadian Dollars	445,000	BNY	1,297
09/20/23	U.S. Dollars	47,436	Japanese Yen	6,616,000	BNY	984
Subtotal Appreciation						$ 49,804
07/05/23	Canadian Dollars	657,000	U.S. Dollars	496,756	UBS	$ (772)
09/20/23	U.S. Dollars	107,499	Euro	99,000	MSCS	(982)
09/20/23	U.S. Dollars	118,699	Euro	110,000	BOA	(1,834)
07/05/23	British Pounds	229,000	U.S. Dollars	293,307	UBS	(2,466)
09/20/23	U.S. Dollars	178,829	Euro	166,000	HSBC	(3,067)
07/05/23	British Pounds	598,000	U.S. Dollars	763,886	BNP	(4,396)
08/02/23	Japanese Yen	191,594,177	U.S. Dollars	1,345,443	JPM	(10,415)
08/16/23	Australian Dollars	1,038,000	U.S. Dollars	705,509	BNP	(13,065)
08/18/23	U.S. Dollars	1,102,878	Canadian Dollars	1,500,000	HSBC	(30,314)
08/02/23	U.S. Dollars	7,374,279	British Pounds	5,831,000	JPM	(32,867)
07/05/23	U.S. Dollars	2,812,531	Canadian Dollars	3,815,605	JPM	(67,951)
07/05/23	Japanese Yen	565,009,623	U.S. Dollars	4,064,872	BNP	(145,960)
07/05/23	U.S. Dollars	8,241,685	British Pounds	6,658,000	HSBC	(214,312)
Subtotal Depreciation						$(528,401)
Total Forward Foreign Currency Contracts outstanding at June 30, 2023						$(478,597)

See Notes to Financial Statements.

Swap Agreements outstanding at June 30, 2023:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issuers—Buy Protection
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2024	MSCS	USD	1,600,000	$(12,381)	$(35,993)	$23,612
						$(12,381)	$(35,993)	$23,612

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.NA.IG.40 Index (Pay Quarterly)	(1.00)%	6/20/2028	USD	43,650,000	$(671,898)	$(373,858)	$(298,040)
					$(671,898)	$(373,858)	$(298,040)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 64,286,723	$ —	$ 64,286,723	$ —
Asset-Backed Securities	229,844,660	—	229,844,660	—
Certificates Of Deposit	3,548,394	—	3,548,394	—
Commercial Paper	1,266,202	—	1,266,202	—
Corporate Bonds	200,783,578	—	200,783,578	—
Foreign Bonds	103,619,791	—	103,619,791	—
Money Market Funds	34,596,572	34,596,572	—	—
Mortgage-Backed Securities	141,314,514	—	141,314,514	—
Municipal Bonds	4,485,502	—	4,485,502	—
Repurchase Agreements	4,200,000	—	4,200,000	—
U.S. Treasury Obligations	396,652,830	—	396,652,830	—
Total Assets - Investments in Securities	$1,184,598,766	$34,596,572	$1,150,002,194	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 49,804	$ —	$ 49,804	$ —
Futures Contracts	1,558,857	1,558,857	—	—
Swap Agreements	23,612	—	23,612	—
Total Assets - Other Financial Instruments	$ 1,632,273	$ 1,558,857	$ 73,416	$ —
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (528,401)	$ —	$(528,401)	$ —
Futures Contracts	(4,592,876)	(4,592,876)	—	—
Swap Agreements	(298,040)	—	(298,040)	—
Total Liabilities - Other Financial Instruments	$(5,419,317)	$(4,592,876)	$(826,441)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 1.6%
Federal Farm Credit Banks Funding Corporation
2.90%, 04/12/32	$2,640,000	$ 2,382,319
3.30%, 05/19/32	1,310,000	1,212,535
2.85%, 03/28/34	2,880,000	2,511,365
1.70%, 04/23/35	3,800,000	2,816,126
3.08%, 03/30/37	1,770,000	1,515,995
Federal Home Loan Bank Discount Notes
5.06%, 03/01/24Ω	2,090,000	2,021,932
Federal Home Loan Mortgage Corporation
0.65%, 10/22/25	7,100,000	6,453,693
0.65%, 10/27/25	7,200,000	6,541,855
0.80%, 10/28/26‡‡	7,200,000	6,380,836
Federal National Mortgage Association
6.63%, 11/15/30	670,000	777,837
Tennessee Valley Authority
3.50%, 12/15/42	500,000	419,462
Tennessee Valley Authority Principal Strip
2.25%, 04/01/56Ω	1,000,000	196,241
Total Agency Obligations (Cost $37,227,262)		33,230,196
ASSET-BACKED SECURITIES — 9.5%
522 Funding CLO, Ltd., Series 2020-6A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 6.42%, 10/23/34 144A †	610,000	600,001
AB BSL CLO 4, Ltd., Series 2023-4A, Class A
(Floating, CME Term SOFR 3M + 2.00%, 2.00% Floor), 6.96%, 04/20/36 144A †	320,000	320,057
ABPCI Direct Lending Fund CLO X LP, Series 2020-10A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.95%, 1.95% Floor), 7.20%, 01/20/32 144A †	970,000	963,063
ACE Securities Corporation Home Equity Loan Trust, Series 2007-ASP1, Class A2B
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 5.55%, 03/25/37†	2,275,509	996,189
Alaska Airlines Pass-Through Trust, Series 2020-1, Class A
4.80%, 08/15/27 144A	1,366,850	1,314,846
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2
1.94%, 08/15/46 144A	900,000	788,102
	Par	Value
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%, 07/15/25	$ 619,803	$ 559,811
American Airlines Pass-Through Trust, Series 2017-2, Class AA
3.35%, 10/15/29	1,531,716	1,363,513
American Airlines Pass-Through Trust, Series 2021-1, Class A
2.88%, 07/11/34Δ	2,176,667	1,824,065
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R10, Class M3
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 5.83%, 01/25/36†	2,195,771	2,151,182
AMMC CLO XI, Ltd., Series 2012-11A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.01%), 6.31%, 04/30/31 144A †	710,000	703,081
Apidos CLO XXIII, Series 2015-23A, Class AR
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 6.48%, 04/15/33 144A †	1,500,000	1,491,157
Apidos CLO XXXV, Series 2021-35A, Class A
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 6.30%, 04/20/34 144A †	540,000	529,335
Applebee's Funding LLC, Series 2019-1A, Class A2II
4.72%, 06/05/49 144A	643,500	594,745
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class A
(Floating, U.S. 30-Day Average SOFR + 1.45%, 1.45% Floor), 6.52%, 01/15/37 144A †	1,500,000	1,472,591
Arbys Funding LLC, Series 2020-1A, Class A2
3.24%, 07/30/50 144A	1,361,500	1,204,930
Avis Budget Rental Car Funding AESOP LLC, Series 2023-5A, Class A
5.78%, 04/20/28 144A	720,000	714,668
Ballyrock CLO, Ltd., Series 2018-1A, Class C
(Floating, ICE LIBOR USD 3M + 3.15%), 8.40%, 04/20/31 144A †	750,000	699,546
Ballyrock CLO, Ltd., Series 2019-2A, Class A1BR
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 6.58%, 11/20/30 144A †	490,000	482,989
Barclays Dryrock Issuance Trust, Series 2023-1, Class A
4.72%, 02/15/29	2,400,000	2,369,161

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Barings Loan Partners CLO, Ltd., Series LP-3A, Class B
(Floating, CME Term SOFR 3M + 3.05%, 3.05% Floor), 8.11%, 07/20/33 144A †	$1,000,000	$1,004,367
Basswood Park CLO, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 6.25%, 04/20/34 144A †	1,500,000	1,469,468
BCRED MML CLO LLC, Series 2022-1A, Class A1
(Floating, CME Term SOFR 3M + 1.65%, 1.65% Floor), 6.70%, 04/20/35 144A †	820,000	798,146
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A2A
6.00%, 10/25/36	709,036	330,402
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A3A
6.50%, 10/25/36	2,084,759	938,715
Blue Stream Issuer LLC, Series 2023-1A, Class A2
5.40%, 05/20/53 144A	1,000,000	954,270
BlueMountain CLO XXVIII, Ltd., Series 2021-28A, Class A
(Floating, ICE LIBOR USD 3M + 1.26%, 1.26% Floor), 6.52%, 04/15/34 144A †	400,000	392,870
BlueMountain CLO, Ltd., Series 2013-2A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.18%), 6.45%, 10/22/30 144A †	2,063,127	2,056,207
BSPRT Issuer, Ltd., Series 2022-FL9, Class B
(Floating, CME Term SOFR 1M + 3.37%, 3.37% Floor), 8.51%, 07/15/39 144A †	2,000,000	1,967,814
Capital Automotive LLC, Series 2017-1A, Class A2
4.18%, 04/15/47 144A	1,290,858	1,261,523
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A
4.95%, 10/15/27	1,200,000	1,192,758
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A3
(Floating, ICE LIBOR USD 1M + 0.15%, 0.15% Floor, 14.50% Cap), 5.30%, 01/25/37†	1,126,847	978,317
Carvana Auto Receivables Trust, Series 2022-P2, Class A2
3.33%, 07/10/25	702,273	698,882
Cayuga Park CLO, Ltd., Series 2020-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 6.38%, 07/17/34 144A †	790,000	783,268
	Par	Value
Cedar Funding V CLO, Ltd., Series 2016-5A, Class AFRR
1.94%, 07/17/31 144A	$ 560,000	$ 528,085
Cerberus Loan Funding XL LLC, Series 2023-1A, Class A
(Floating, CME Term SOFR 3M + 2.40%, 2.40% Floor), 7.19%, 03/22/35 144A †	1,250,000	1,252,118
Cerberus Loan Funding XXXII LP, Series 2021-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.62%, 1.62% Floor), 6.88%, 04/22/33 144A †	1,000,000	981,347
Cerberus Loan Funding XXXIII LP, Series 2021-3A, Class A
(Floating, ICE LIBOR USD 3M + 1.56%, 1.56% Floor), 6.82%, 07/23/33 144A †	1,250,000	1,222,311
Cerberus Loan Funding XXXVIII LP, Series 2022-2A, Class A1
(Floating, CME Term SOFR 3M + 2.75%, 2.75% Floor), 7.74%, 10/15/34 144A †	650,000	650,798
CF Hippolyta Issuer LLC, Series 2022-1A, Class A2
6.11%, 08/15/62 144A	1,709,978	1,662,546
CIFC Funding, Ltd., Series 2022-3A, Class A
(Floating, CME Term SOFR 3M + 1.41%, 1.41% Floor), 6.47%, 04/21/35 144A †	1,250,000	1,239,163
Citigroup Mortgage Loan Trust, Series 2006-WF1, Class A1
(Step to 4.99% on 08/25/23), 5.01%, 03/25/36 STEP	2,041,689	1,080,564
CLI Funding VI LLC, Series 2020-3A, Class A
2.07%, 10/18/45 144A	69,000	59,985
CLI Funding VIII LLC, Series 2021-1A, Class A
1.64%, 02/18/46 144A	755,655	645,061
CLI Funding VIII LLC, Series 2022-1A, Class A1
2.72%, 01/18/47 144A	219,533	186,897
Credit Suisse European Mortgage Capital, Ltd., Series 2019-1OTF, Class A
(Floating, ICE LIBOR USD 3M + 2.90%), 8.20%, 08/09/24 144A †	930,000	898,485
CVS Pass-Through Trust
6.94%, 01/10/30	416,325	424,405
CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.75%, 0.75% Floor), 5.90%, 03/25/34†	67,358	65,612

See Notes to Financial Statements.

	Par	Value
CWHEQ Revolving Home Equity Loan Trust, Series 2005-F, Class 2A
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 16.00% Cap), 5.43%, 12/15/35†	$ 17,101	$ 16,491
Discover Card Execution Note Trust, Series 2023-A1, Class A
4.31%, 03/15/28	1,200,000	1,174,576
Domino's Pizza Master Issuer LLC, Series 2019-1A, Class A2
3.67%, 10/25/49 144A	1,307,092	1,145,558
Dryden 75 CLO, Ltd., Series 2019-75A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 6.30%, 04/15/34 144A †	250,000	246,821
Dryden 77 CLO, Ltd., Series 2020-77A, Class AR
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 6.50%, 05/20/34 144A †	6,500,000	6,376,588
Dryden 87 CLO, Ltd., Series 2021-87A, Class A1
(Floating, ICE LIBOR USD 3M + 1.10%, 1.10% Floor), 6.48%, 05/20/34 144A †	480,000	472,115
ECMC Group Student Loan Trust, Series 2017-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.20%), 6.35%, 12/27/66 144A †	696,909	683,744
Elmwood CLO 19, Ltd., Series 2022-6A, Class B1
(Floating, CME Term SOFR 3M + 3.05%, 3.05% Floor), 8.04%, 10/17/34 144A †	1,000,000	1,007,880
Elmwood CLO 22, Ltd., Series 2023-1A, Class A
(Floating, CME Term SOFR 3M + 1.80%, 1.80% Floor), 6.58%, 04/17/36 144A †	1,200,000	1,200,230
Elmwood CLO IV, Ltd., Series 2020-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.24%, 1.24% Floor), 6.50%, 04/15/33 144A †	2,550,000	2,530,274
Federal National Mortgage Association Grantor Trust, Series 2017-T1
2.90%, 06/25/27	99,300	91,950
Financial Asset Securities Corporation AAA Trust, Series 2005-1A, Class 1A3B
(Floating, ICE LIBOR USD 1M + 0.41%, 0.41% Floor), 5.59%, 02/27/35 144A †	317,085	289,398
FirstKey Homes Trust, Series 2020-SFR2, Class F3
3.37%, 10/19/37 144A	150,000	136,193
	Par	Value
FirstKey Homes Trust, Series 2020-SFR2, Class G1
4.00%, 10/19/37 144A	$ 250,000	$ 229,135
FirstKey Homes Trust, Series 2020-SFR2, Class G2
4.50%, 10/19/37 144A	250,000	230,561
FirstKey Homes Trust, Series 2022-SFR3, Class B
4.50%, 07/17/26 144A	1,500,000	1,428,002
Ford Credit Auto Owner Trust, Series 2022-B, Class A3
3.74%, 09/15/26	1,200,000	1,172,998
FORT CRE Issuer LLC, Series 2022-FL3, Class A
(Floating, U.S. 30-Day Average SOFR + 1.85%, 1.85% Floor), 6.92%, 02/23/39 144A †	1,250,000	1,208,208
Fortress Credit Bsl X, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.47%, 1.47% Floor), 6.72%, 04/20/33 144A †	2,190,000	2,165,454
Fortress Credit BSL XV, Ltd., Series 2022-2A, Class B
(Floating, CME Term SOFR 3M + 3.00%, 3.00% Floor), 7.35%, 10/18/33 144A †	1,250,000	1,246,380
FS Rialto Issuer LLC, Series 2022-FL5, Class AS
(Floating, CME Term SOFR 1M + 2.87%, 2.87% Floor), 7.96%, 06/19/37 144A †	1,800,000	1,790,600
FS Rialto Issuer LLC, Series 2022-FL5, Class B
(Floating, CME Term SOFR 1M + 3.37%, 3.37% Floor), 8.46%, 06/19/27 144A †	550,000	544,255
FS Rialto Issuer LLC, Series 2022-FL6, Class AS
(Floating, CME Term SOFR 1M + 3.13%, 3.13% Floor), 8.21%, 08/17/37 144A †	1,000,000	995,216
FS Rialto Issuer LLC, Series 2022-FL6, Class B
(Floating, CME Term SOFR 1M + 3.63%, 3.63% Floor), 8.71%, 08/17/37 144A †	1,000,000	978,025
GLS Auto Receivables Issuer Trust, Series 2022-1A, Class A
1.98%, 08/15/25 144A	396,210	393,297
GM Financial Consumer Automobile Receivables Trust, Series 2022-2, Class A2
2.52%, 05/16/25	841,573	835,687
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1
5.34%, 06/15/28 144A	1,200,000	1,199,573
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
GoldenTree Loan Opportunities IX, Ltd., Series 2014-9A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.11%, 1.11% Floor), 6.41%, 10/29/29 144A †	$ 640,754	$ 636,285
Golub Capital Partners CLO 16, Ltd., Series 2013-16A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.61%, 1.61% Floor), 6.87%, 07/25/33 144A †	2,450,000	2,418,708
Golub Capital Partners CLO 25M, Ltd., Series 2015-25A, Class AR
(Floating, ICE LIBOR USD 3M + 1.38%, 1.38% Floor), 6.71%, 05/05/30 144A †	350,909	348,759
Golub Capital Partners CLO 36M, Ltd., Series 2018-36A, Class A
(Floating, ICE LIBOR USD 3M + 1.30%), 6.63%, 02/05/31 144A †	2,328,505	2,304,657
Golub Capital Partners CLO 66B, Ltd., Series 2023-66A, Class A
(Floating, CME Term SOFR 3M + 1.95%, 1.95% Floor), 6.93%, 04/25/36 144A †	320,000	319,899
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A
2.10%, 05/20/48 144A	1,873,863	1,442,551
GoodLeap Sustainable Home Solutions Trust, Series 2022-2CS, Class A
4.00%, 04/20/49 144A	1,832,408	1,608,302
Greywolf CLO V, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.16%, 1.16% Floor), 6.42%, 01/27/31 144A †	500,000	497,349
Halseypoint CLO 7, Ltd., Series 2023-7A, Class A
(Floating, CME Term SOFR 3M + 2.25%, 2.25% Floor), 7.51%, 07/20/36 144A †	1,900,000	1,900,000
Hardee's Funding LLC, Series 2018-1A, Class A2II
4.96%, 06/20/48 144A	1,428,750	1,336,346
Hildene Community Funding CDO, Ltd., Series 2015-1A, Class ARR
2.60%, 11/01/35 144A	733,020	609,995
Hotwire Funding LLC, Series 2021-1, Class A2
2.31%, 11/20/51 144A	1,350,000	1,184,893
Hotwire Funding LLC, Series 2023-1A, Class C
8.84%, 05/20/53 144A	750,000	722,080
HPS Loan Management, Ltd., Series 2021-16A, Class A1
(Floating, ICE LIBOR USD 3M + 1.14%, 1.14% Floor), 6.41%, 01/23/35 144A †	640,000	630,556
	Par	Value
Hyundai Auto Lease Securitization Trust, Series 2022-A, Class A4
1.32%, 12/15/25 144A	$1,100,000	$1,060,285
Hyundai Auto Receivables Trust, Series 2023-A, Class A2A
5.19%, 12/15/25	1,200,000	1,195,433
ICG U.S. CLO, Ltd., Series 2017-1A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.17%, 1.17% Floor), 6.44%, 07/28/34 144A †	1,500,000	1,456,125
InStar Leasing III LLC, Series 2021-1A, Class A
2.30%, 02/15/54 144A	896,223	746,921
J.G. Wentworth XXXVIII LLC, Series 2017-1A, Class A
3.99%, 08/16/60 144A	182,742	160,134
Jersey Mike's Funding, Series 2019-1A, Class A2
4.43%, 02/15/50 144A	49,625	45,661
Jersey Mike's Funding, Series 2021-1A, Class A2I
2.89%, 02/15/52 144A	348,250	303,301
JetBlue Pass-Through Trust, Series 2019-1, Class AA
2.75%, 05/15/32	1,767,135	1,506,709
JG Wentworth XXXV LLC, Series 2015-2A, Class A
3.87%, 03/15/58 144A	64,392	56,182
KKR CLO, Ltd., Series 16, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.75%, 1.75% Floor), 7.00%, 10/20/34 144A †	2,500,000	2,417,921
KKR CLO, Ltd., Series 32A, Class A1
(Floating, ICE LIBOR USD 3M + 1.32%, 1.32% Floor), 6.58%, 01/15/32 144A †	340,000	336,926
LCCM Trust, Series 2021-FL2, Class A
(Floating, CME Term SOFR 1M + 1.31%, 1.31% Floor), 6.46%, 12/13/38 144A †	750,000	735,957
Lendmark Funding Trust, Series 2021-1A, Class A
1.90%, 11/20/31 144A	2,200,000	1,901,433
LL ABS Trust, Series 2022-1A, Class A
3.76%, 11/15/29 144A	682,724	674,863
LoanCore Issuer, Ltd., Series 2019-CRE2, Class C
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 7.19%, 05/15/36 144A †	250,000	242,590
LoanCore Issuer, Ltd., Series 2021-CRE5, Class AS
(Floating, ICE LIBOR USD 1M + 1.75%, 1.75% Floor), 6.94%, 07/15/36 144A †	1,100,000	1,053,045

See Notes to Financial Statements.

	Par	Value
LoanCore Issuer, Ltd., Series 2021-CRE6, Class AS
(Floating, ICE LIBOR USD 1M + 1.65%, 1.65% Floor), 6.84%, 11/15/38 144A †	$ 940,000	$ 893,239
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A
2.64%, 10/15/46 144A	758,214	660,295
Madison Avenue Secured Funding Trust, Series 2023-1, Class A1
(Floating, CME Term SOFR 1M + 2.00%, 2.00% Floor), 7.09%, 03/04/24 144A †	1,250,000	1,250,000
Magnetite VIII, Ltd., Series 2014-8A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.85%, 1.85% Floor), 7.11%, 04/15/31 144A †	500,000	485,278
MAPS Trust, Series 2021-1A, Class A
2.52%, 06/15/46 144A	364,667	317,177
Mariner Finance Issuance Trust, Series 2021-AA, Class A
1.86%, 03/20/36 144A	2,200,000	1,933,619
MF1, Ltd., Series 2021-FL6, Class A
(Floating, CME Term SOFR 1M + 1.21%, 1.21% Floor), 6.32%, 07/16/36 144A †	2,010,000	1,963,100
MF1, Ltd., Series 2022-FL10, Class C
(Floating, CME Term SOFR 1M + 4.48%, 4.48% Floor), 9.56%, 09/17/37 144A †	1,250,000	1,241,086
Mississippi Higher Education Assistance Corporation, Series 2014-1, Class A1
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 5.83%, 10/25/35†	236,656	233,071
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-NC3, Class A2C
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 5.34%, 05/25/37†	1,364,392	980,671
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A3
(Floating, ICE LIBOR USD 1M + 0.15%, 0.15% Floor), 5.30%, 11/25/36†	4,860,584	1,717,528
Mosaic Solar Loan Trust, Series 2021-1A, Class D
3.71%, 12/20/46 144A	294,126	253,867
Mosaic Solar Loan Trust, Series 2022-1A, Class A
2.64%, 01/20/53 144A	1,774,855	1,516,786
Nationstar Home Equity Loan Trust, Series 2007-C, Class 1AV1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 5.33%, 06/25/37†	2,052,089	1,995,301
	Par	Value
Navient Private Education Loan Trust, Series 2015-BA, Class A3
(Floating, ICE LIBOR USD 1M + 1.45%), 6.64%, 07/16/40 144A †	$1,547,596	$1,545,287
Navient Student Loan Trust, Series 2016-6A, Class A3
(Floating, ICE LIBOR USD 1M + 1.30%), 6.45%, 03/25/66 144A †	2,105,806	2,091,144
Navient Student Loan Trust, Series 2020-1A, Class A1B
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 6.20%, 06/25/69 144A †	1,553,883	1,534,935
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A
(Step to 2.77% on 07/15/23), 2.77%, 11/15/46 144A STEP	889,881	776,145
Nelnet Student Loan Trust, Series 2021-A, Class A2
(Floating, ICE LIBOR USD 1M + 1.03%), 6.19%, 04/20/62 144A †	111,000	108,430
Neuberger Berman Loan Advisers CLO, Ltd., Series 2018-29A, Class A1
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 6.40%, 10/19/31 144A †	750,000	744,116
Nissan Auto Receivables Owner Trust, Series 2023-A, Class A2A
5.34%, 02/17/26	1,200,000	1,195,984
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A1
1.85%, 11/20/50 144A	649,365	577,137
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 6.23%, 04/15/31 144A †	700,000	694,581
Octagon Investment Partners XXI, Ltd., Series 2014-1A, Class AAR3
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 6.32%, 02/14/31 144A †	530,000	524,239
Option One Mortgage Loan Trust, Series 2007-5, Class 2A4
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 5.45%, 05/25/37†	1,681,470	921,809
Owl Rock CLO III, Ltd., Series 2020-3A, Class A1L
(Floating, ICE LIBOR USD 3M + 1.80%), 7.05%, 04/20/32 144A †	600,000	589,191
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Owl Rock CLO X LLC, Series 2023-10A, Class A
(Floating, CME Term SOFR 3M + 2.45%, 2.45% Floor), 7.52%, 04/20/35 144A †	$ 500,000	$ 495,074
Palmer Square Loan Funding, Ltd., Series 2022-2A, Class A2
(Floating, CME Term SOFR 3M + 1.90%, 1.90% Floor), 6.89%, 10/15/30 144A †	1,000,000	981,513
Palmer Square Loan Funding, Ltd., Series 2022-5A, Class A2
(Floating, CME Term SOFR 3M + 2.65%, 2.65% Floor), 7.64%, 01/15/31 144A †	1,500,000	1,497,468
PHEAA Student Loan Trust, Series 2012-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 5.70%, 05/25/57 144A †	272,789	263,217
PHEAA Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 6.30%, 09/25/65 144A †	255,138	252,594
PHEAA Student Loan Trust, Series 2016-2A, Class A
(Floating, ICE LIBOR USD 1M + 0.95%), 6.09%, 11/25/65 144A †	237,537	234,564
Point Au Roche Park CLO, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 6.33%, 07/20/34 144A †	1,170,000	1,148,724
Progress Residential Trust, Series 2022-SFR5, Class C
5.19%, 06/17/39 144A	1,000,000	954,753
Recette CLO, Ltd., Series 2015-1A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.08%), 6.33%, 04/20/34 144A †	340,000	332,648
REESE PARK CLO, Ltd., Series 2020-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 6.39%, 10/15/34 144A †	1,350,000	1,336,349
Saxon Asset Securities Trust, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor, 10.28% Cap), 2.03%, 03/25/35†	70,657	68,526
Securitized Asset Backed Receivables LLC Trust, Series 2006-WM4, Class A2C
(Floating, ICE LIBOR USD 1M + 0.32%, 0.32% Floor), 5.47%, 11/25/36†	1,803,267	525,084
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 5.33%, 02/25/37 144A †	2,016,336	1,707,775
	Par	Value
SERVPRO Master Issuer LLC, Series 2019-1A, Class A2
3.88%, 10/25/49 144A	$1,302,750	$1,193,416
Shackleton CLO, Ltd., Series 2019-14A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 6.45%, 07/20/34 144A †	4,200,000	4,128,987
Sierra Timeshare Receivables Funding LLC, Series 2021-2A, Class A
1.35%, 09/20/38 144A	208,229	191,977
Slam, Ltd., Series 2021-1A, Class A
2.43%, 06/15/46 144A	1,312,500	1,128,083
SLM Student Loan Trust, Series 2005-5, Class A4
(Floating, ICE LIBOR USD 3M + 0.14%, 0.14% Floor), 5.40%, 10/25/28†	21,637	21,619
SMB Private Education Loan Trust, Series 2020-BA, Class A1A
1.29%, 07/15/53 144A	281,258	250,837
SMB Private Education Loan Trust, Series 2021-A, Class A2B
1.59%, 01/15/53 144A	1,153,386	1,001,482
SMB Private Education Loan Trust, Series 2021-A, Class B
2.31%, 01/15/53 144A	660,000	593,754
SMB Private Education Loan Trust, Series 2021-C, Class B
2.30%, 01/15/53 144A	580,000	518,683
Sonic Capital LLC, Series 2020-1A, Class A2I
3.85%, 01/20/50 144A	1,282,600	1,165,675
Sonic Capital LLC, Series 2021-1A, Class A2II
2.64%, 08/20/51 144A	786,000	589,801
Sound Point CLO XX, Ltd., Series 2018-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 6.37%, 07/26/31 144A †	500,000	494,456
Soundview Home Loan Trust, Series 2007-OPT1, Class 2A4
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor), 5.43%, 06/25/37†	1,607,905	1,082,749
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%, 04/01/28	881,065	798,147
Stack Infrastructure Issuer LLC, Series 2023-1A, Class A2
5.90%, 03/25/48 144A	1,000,000	970,996
Stonepeak, Series 2021-1A, Class AA
2.30%, 02/28/33 144A	1,577,755	1,428,951
Structured Asset Investment Loan Trust, Series 2005-1, Class M3
(Floating, ICE LIBOR USD 1M + 0.78%, 0.78% Floor), 5.93%, 02/25/35 144A †	1,787,295	1,718,342

See Notes to Financial Statements.

	Par	Value
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2007-BC4, Class A1
(Floating, ICE LIBOR USD 1M + 0.63%, 0.63% Floor), 5.78%, 11/25/37†	$2,271,051	$2,176,921
STWD, Ltd., Series 2022-FL3, Class E
(Floating, U.S. 30-Day Average SOFR + 3.25%, 3.25% Floor), 8.32%, 11/15/38 144A †	1,210,000	1,136,161
Sunrun Demeter Issuer LLC, Series 2021-2A, Class A
2.27%, 01/30/57 144A	2,130,601	1,705,848
SVC ABS LLC, Series 2023-1A, Class A
5.15%, 02/20/53 144A	648,917	621,256
Taco Bell Funding LLC, Series 2016-1A, Class A23
4.97%, 05/25/46 144A	611,000	589,186
TIF Funding II LLC, Series 2021-1A, Class A
1.65%, 02/20/46 144A	1,215,938	1,007,397
Toyota Lease Owner Trust, Series 2023-A, Class A2
5.30%, 08/20/25 144A	1,200,000	1,194,771
Tricon Residential Trust, Series 2023-SFR1
5.10%, 07/17/40 144A	1,000,000	952,779
Triton Container Finance VIII LLC, Series 2021-1A, Class A
1.86%, 03/20/46 144A	1,164,600	979,059
Trysail CLO, Ltd., Series 2021-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.32%, 1.32% Floor), 6.57%, 07/20/32 144A †	2,900,000	2,854,325
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A
4.20%, 03/15/27 144A	798,806	736,058
United Airlines Pass-Through Trust, Series 2016-2, Class A
3.10%, 10/07/28	567,407	481,550
United Airlines Pass-Through Trust, Series 2016-2, Class AA
2.88%, 10/07/28	567,407	500,887
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	1,581,103	1,569,481
United Airlines Pass-Through Trust, Series 2023-1, Class A
5.80%, 07/15/36	600,000	611,817
United States Small Business Administration, Series 2019-20D, Class 1
2.98%, 04/01/39	88,861	80,980
United States Small Business Administration, Series 2019-25G, Class 1
2.69%, 07/01/44	158,035	137,999
	Par	Value
Venture 39 CLO, Ltd., Series 2020-39A, Class A1
(Floating, ICE LIBOR USD 3M + 1.28%, 1.28% Floor), 6.54%, 04/15/33 144A †	$2,525,000	$2,492,228
Voya CLO, Ltd., Series 2016-3A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.19%), 6.45%, 10/18/31 144A †	500,000	496,133
Voya CLO, Ltd., Series 2017-3A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.04%), 6.29%, 04/20/34 144A †	490,000	480,568
Voya CLO, Ltd., Series 2018-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 6.41%, 10/15/31 144A †	1,250,000	1,240,865
Voya CLO, Ltd., Series 2019-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.06%, 1.06% Floor), 6.32%, 04/15/31 144A †	1,700,000	1,687,426
Voya CLO, Ltd., Series 2022-2A, Class B
(Floating, CME Term SOFR 3M + 2.95%, 2.95% Floor), 8.00%, 07/20/34 144A †	1,500,000	1,497,679
Voya CLO, Series 2017-2A, Class A2AR
(Floating, ICE LIBOR USD 3M + 1.65%, 1.65% Floor), 6.91%, 06/07/30 144A †	500,000	489,788
WAVE LLC, Series 2019-1, Class A
3.60%, 09/15/44 144A	188,431	157,170
Wellfleet CLO X, Ltd., Series 2019-XA, Class A1R
(Floating, ICE LIBOR USD 3M + 1.17%), 6.42%, 07/20/32 144A †	6,900,000	6,776,720
Wellfleet CLO, Ltd., Series 2022-2A, Class B
(Floating, CME Term SOFR 3M + 3.15%, 3.15% Floor), 8.13%, 10/18/35 144A †	1,250,000	1,251,390
Wendy's Funding LLC, Series 2019-1A, Class A2II
4.08%, 06/15/49 144A	648,414	581,829
Whitebox CLO II, Ltd., Series 2020-2A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 6.49%, 10/24/34 144A †	650,000	640,455
Whitebox CLO III, Ltd., Series 2021-3A, Class A1
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 6.48%, 10/15/34 144A †	780,000	770,092
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Whitehorse XII, Ltd., Series 2018-12A, Class D
(Floating, ICE LIBOR USD 3M + 3.65%, 3.65% Floor), 8.91%, 10/15/31 144A †	$ 750,000	$ 688,123
Wingstop Funding LLC, Series 2020-1A, Class A2
2.84%, 12/05/50 144A	1,379,000	1,195,732
World Omni Auto Receivables Trust, Series 2023-B, Class A2A
5.25%, 11/16/26	1,200,000	1,193,377
Total Asset-Backed Securities (Cost $207,111,107)		199,306,801
COMMERCIAL PAPER — 0.1%
Bank of Montreal
3.84%, 07/12/23Ω (Cost $934,899)	936,000	934,415
CORPORATE BONDS — 24.8%
3M Co.
2.38%, 08/26/29Δ	70,000	60,168
3.05%, 04/15/30Δ	50,000	45,094
3.70%, 04/15/50Δ	570,000	451,867
7-Eleven, Inc.
1.30%, 02/10/28 144A Δ	725,000	612,969
Abbott Laboratories
4.75%, 11/30/36Δ	170,000	170,810
4.90%, 11/30/46	390,000	394,026
Accident Fund Insurance Co. of America
8.50%, 08/01/32 144A Δ	100,000	102,642
Adobe, Inc.
2.30%, 02/01/30	650,000	570,634
Adventist Health System
2.95%, 03/01/29	160,000	140,251
AEP Texas, Inc.
3.95%, 06/01/28	30,000	28,192
Air Lease Corporation
3.38%, 07/01/25	1,180,000	1,119,062
2.88%, 01/15/26	950,000	879,360
3.75%, 06/01/26	875,000	827,453
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.15%), 4.13%, 12/15/26ρ ^	600,000	391,211
5.30%, 02/01/28Δ	300,000	294,641
Alexandria Real Estate Equities, Inc. REIT
2.75%, 12/15/29Δ	1,400,000	1,185,727
3.38%, 08/15/31	325,000	278,729
5.15%, 04/15/53	600,000	538,682
Allegion U.S. Holding Co., Inc.
3.20%, 10/01/24	400,000	384,295
Alliant Energy Finance LLC
4.25%, 06/15/28 144A	75,000	71,379
Allied Universal Holdco LLC
6.63%, 07/15/26 144A	10,000	9,502
Allstate Corporation (The)
0.75%, 12/15/25	35,000	31,371
Ally Financial, Inc.
1.45%, 10/02/23	250,000	246,667
	Par	Value
Alphabet, Inc.
0.45%, 08/15/25Δ	$ 60,000	$ 54,943
1.10%, 08/15/30Δ	150,000	121,440
1.90%, 08/15/40	140,000	96,505
2.05%, 08/15/50Δ	90,000	56,380
Amazon.com, Inc.
3.30%, 04/13/27Δ	100,000	95,303
1.20%, 06/03/27	60,000	52,683
3.45%, 04/13/29Δ	220,000	207,297
1.50%, 06/03/30	190,000	156,314
2.10%, 05/12/31Δ	170,000	143,042
3.60%, 04/13/32Δ	850,000	792,984
4.80%, 12/05/34Δ	75,000	76,591
3.88%, 08/22/37	1,955,000	1,786,781
4.95%, 12/05/44	220,000	222,788
4.05%, 08/22/47	290,000	260,533
2.50%, 06/03/50Δ	310,000	206,466
4.25%, 08/22/57	160,000	144,156
Amdocs, Ltd.
2.54%, 06/15/30	1,600,000	1,336,949
American Equity Investment Life Holding Co.
5.00%, 06/15/27	1,250,000	1,207,205
American Express Co.
3.38%, 05/03/24Δ	210,000	205,970
2.50%, 07/30/24	995,000	962,197
4.05%, 05/03/29	540,000	514,679
(Variable, U.S. SOFR + 1.76%), 4.42%, 08/03/33^	45,000	42,484
American Homes 4 Rent LP REIT
4.90%, 02/15/29	309,000	297,141
2.38%, 07/15/31	205,000	163,081
American International Group, Inc.
2.50%, 06/30/25	100,000	94,235
3.40%, 06/30/30	250,000	221,476
4.75%, 04/01/48	20,000	17,955
American National Group LLC
6.14%, 06/13/32 144A	600,000	570,306
American Tower Corporation REIT
3.38%, 05/15/24	825,000	807,945
3.38%, 10/15/26	1,200,000	1,120,706
3.95%, 03/15/29	300,000	276,863
American Transmission Systems, Inc.
2.65%, 01/15/32 144A	260,000	215,411
Americo Life, Inc.
3.45%, 04/15/31 144A	1,450,000	1,115,648
Amgen, Inc.
3.63%, 05/22/24	50,000	49,139
5.25%, 03/02/30	978,000	980,699
4.20%, 03/01/33	900,000	840,460
5.25%, 03/02/33	995,000	996,744
4.66%, 06/15/51	384,000	344,234
Amsted Industries, Inc.
4.63%, 05/15/30 144A	200,000	178,597
Apache Corporation
4.25%, 01/15/30Δ	650,000	579,540
Appalachian Power Co.
2.70%, 04/01/31	2,200,000	1,834,048

See Notes to Financial Statements.

	Par	Value
Apple, Inc.
1.13%, 05/11/25Δ	$ 630,000	$ 587,220
2.45%, 08/04/26	955,000	894,474
2.40%, 08/20/50	55,000	36,877
Arch Capital Finance LLC
4.01%, 12/15/26	600,000	573,149
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	198,979
Archer-Daniels-Midland Co.
3.25%, 03/27/30	150,000	137,572
Ares Finance Co. II LLC
3.25%, 06/15/30 144A	1,800,000	1,516,947
Ashtead Capital, Inc.
1.50%, 08/12/26 144A	350,000	306,098
Assurant, Inc.
6.10%, 02/27/26	800,000	803,354
AT&T, Inc.
2.30%, 06/01/27	430,000	386,933
1.65%, 02/01/28	440,000	378,377
2.75%, 06/01/31	175,000	147,715
2.25%, 02/01/32	1,055,000	838,302
2.55%, 12/01/33	3,819,000	3,001,051
4.90%, 08/15/37	200,000	187,867
5.35%, 09/01/40Δ	80,000	77,622
3.50%, 06/01/41	400,000	307,462
5.55%, 08/15/41Δ	40,000	39,513
4.35%, 06/15/45	94,000	78,854
4.75%, 05/15/46	65,000	57,436
5.15%, 11/15/46	125,000	116,287
4.50%, 03/09/48	207,000	175,254
3.65%, 06/01/51	725,000	532,649
3.50%, 09/15/53	2,463,000	1,745,343
3.55%, 09/15/55	641,000	449,213
3.80%, 12/01/57	90,000	65,235
3.65%, 09/15/59	127,000	88,510
AutoNation, Inc.
1.95%, 08/01/28	150,000	122,275
4.75%, 06/01/30	225,000	210,546
Avangrid, Inc.
3.20%, 04/15/25	275,000	261,634
Aviation Capital Group LLC
5.50%, 12/15/24 144A	2,000,000	1,958,703
1.95%, 01/30/26 144A	400,000	356,545
Ball Corporation
3.13%, 09/15/31Δ	280,000	230,664
Bank of America Corporation
4.00%, 04/01/24	420,000	415,185
(Floating, ICE LIBOR USD 3M + 0.96%), 6.23%, 07/23/24†	900,000	900,267
(Variable, CME Term SOFR 3M + 3.97%), 6.25%, 09/05/24ρ ^	300,000	297,000
(Variable, CME Term SOFR 3M + 4.44%), 6.50%, 10/23/24ρ Δ ^	150,000	149,958
4.00%, 01/22/25	440,000	428,123
(Variable, CME Term SOFR 3M + 1.35%), 3.09%, 10/01/25^	2,235,000	2,150,662
4.45%, 03/03/26	420,000	408,434
	Par	Value
3.50%, 04/19/26	$ 600,000	$ 575,886
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	60,000	54,987
4.25%, 10/22/26	480,000	463,632
(Variable, U.S. SOFR + 1.29%), 5.08%, 01/20/27^	1,000,000	984,995
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.76%), 4.38%, 01/27/27ρ Δ ^	700,000	598,675
(Variable, U.S. SOFR + 0.91%), 1.66%, 03/11/27^	70,000	63,025
(Variable, CME Term SOFR 3M + 1.32%), 3.56%, 04/23/27^	65,000	61,655
(Variable, U.S. SOFR + 0.96%), 1.73%, 07/22/27^	70,000	62,533
3.25%, 10/21/27Δ	875,000	815,829
4.18%, 11/25/27	950,000	903,269
(Variable, U.S. SOFR + 1.05%), 2.55%, 02/04/28^	20,000	18,066
(Variable, CME Term SOFR 3M + 1.63%), 3.59%, 07/21/28^	860,000	800,119
(Variable, CME Term SOFR 3M + 1.30%), 3.42%, 12/20/28^	368,000	337,790
(Variable, CME Term SOFR 3M + 1.33%), 3.97%, 03/05/29^	1,190,000	1,115,142
(Variable, U.S. SOFR + 1.63%), 5.20%, 04/25/29^	1,500,000	1,484,545
(Variable, CME Term SOFR 3M + 1.57%), 4.27%, 07/23/29^	525,000	498,506
(Variable, CME Term SOFR 3M + 1.45%), 2.88%, 10/22/30^	500,000	430,880
(Variable, CME Term SOFR 3M + 1.25%), 2.50%, 02/13/31^	75,000	62,830
(Variable, U.S. SOFR + 2.15%), 2.59%, 04/29/31^	1,010,000	848,437
(Variable, U.S. SOFR + 1.53%), 1.90%, 07/23/31^	1,150,000	916,302
(Variable, U.S. SOFR + 1.22%), 2.30%, 07/21/32^	755,000	604,088
(Variable, U.S. SOFR + 1.21%), 2.57%, 10/20/32^	2,010,000	1,637,921
(Variable, U.S. SOFR + 1.33%), 2.97%, 02/04/33^	1,285,000	1,071,665
(Variable, U.S. SOFR + 1.83%), 4.57%, 04/27/33^	1,065,000	1,001,861
(Variable, U.S. SOFR + 2.16%), 5.02%, 07/22/33Δ ^	600,000	587,281
6.11%, 01/29/37	500,000	527,695
5.00%, 01/21/44	490,000	470,041
(Variable, CME Term SOFR 3M + 1.45%), 3.95%, 01/23/49^	270,000	219,251
(Variable, CME Term SOFR 3M + 1.78%), 4.33%, 03/15/50^	170,000	146,408
(Variable, CME Term SOFR 3M + 3.41%), 4.08%, 03/20/51^	670,000	556,069
(Variable, U.S. SOFR + 1.88%), 2.83%, 10/24/51^	230,000	151,255
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Bank of New York Mellon Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.63%), 3.75%, 12/20/26ρ ^	$ 700,000	$ 576,625
Banner Health
2.34%, 01/01/30	865,000	736,538
Barrick North America Finance LLC
5.70%, 05/30/41Δ	150,000	152,189
5.75%, 05/01/43	210,000	216,036
Baxter International, Inc.
1.92%, 02/01/27	367,000	326,157
3.13%, 12/01/51Δ	25,000	16,514
Baylor Scott & White Holdings
1.78%, 11/15/30	305,000	243,151
Becton, Dickinson and Co.
3.36%, 06/06/24	377,000	368,905
3.73%, 12/15/24	47,000	45,647
2.82%, 05/20/30	650,000	568,861
4.69%, 12/15/44Δ	83,000	75,360
Berkshire Hathaway Energy Co.
3.70%, 07/15/30	400,000	368,383
Berkshire Hathaway Finance Corporation
1.85%, 03/12/30Δ	725,000	616,492
4.25%, 01/15/49	490,000	446,995
Berry Global, Inc.
1.57%, 01/15/26	2,100,000	1,894,688
Biogen, Inc.
3.15%, 05/01/50Δ	25,000	17,125
Black Hills Corporation
2.50%, 06/15/30	490,000	404,907
BlackRock, Inc.
2.40%, 04/30/30	70,000	60,654
Block Financial LLC
3.88%, 08/15/30	1,600,000	1,412,680
Boardwalk Pipelines LP
3.60%, 09/01/32	700,000	595,708
Boeing Co. (The)
1.43%, 02/04/24	920,000	895,728
4.88%, 05/01/25	450,000	443,756
2.20%, 02/04/26	110,000	101,005
2.70%, 02/01/27	70,000	64,018
5.15%, 05/01/30	1,820,000	1,803,621
3.25%, 02/01/35	1,610,000	1,306,483
6.63%, 02/15/38	210,000	225,365
3.55%, 03/01/38	70,000	54,552
5.71%, 05/01/40	1,145,000	1,143,015
3.85%, 11/01/48	25,000	18,470
5.81%, 05/01/50	480,000	478,655
5.93%, 05/01/60	100,000	99,119
Boston Properties LP REIT
4.50%, 12/01/28	900,000	827,284
3.40%, 06/21/29	25,000	20,939
2.55%, 04/01/32Δ	1,100,000	830,237
2.45%, 10/01/33	10,000	7,216
BP Capital Markets America, Inc.
3.12%, 05/04/26	510,000	485,674
	Par	Value
4.23%, 11/06/28	$ 150,000	$ 145,545
3.63%, 04/06/30Δ	270,000	251,217
3.00%, 02/24/50	550,000	383,874
Bristol-Myers Squibb Co.
3.20%, 06/15/26	65,000	62,233
Broadcom, Inc.
4.00%, 04/15/29 144A	70,000	64,703
5.00%, 04/15/30	5,000	4,913
2.45%, 02/15/31 144A	2,000,000	1,627,434
4.15%, 04/15/32 144A	420,000	380,628
3.42%, 04/15/33 144A	900,000	753,049
3.47%, 04/15/34 144A	2,415,000	1,981,908
3.14%, 11/15/35 144A	2,333,000	1,790,385
3.19%, 11/15/36 144A	28,000	21,177
3.50%, 02/15/41 144A	325,000	243,341
Brookfield Capital Finance LLC
6.09%, 06/14/33	100,000	101,596
Brooklyn Union Gas Co. (The)
4.87%, 08/05/32 144A	1,250,000	1,173,969
Brown & Brown, Inc.
4.95%, 03/17/52	5,000	4,288
Brunswick Corporation
2.40%, 08/18/31	5,000	3,837
5.10%, 04/01/52	10,000	7,427
Builders FirstSource, Inc.
4.25%, 02/01/32 144A	20,000	17,426
Burlington Northern Santa Fe LLC
2.88%, 06/15/52	70,000	47,949
Cameron LNG LLC
2.90%, 07/15/31 144A	70,000	60,338
3.30%, 01/15/35 144A	460,000	383,956
Capital One Financial Corporation
3.30%, 10/30/24	345,000	331,654
(Variable, U.S. SOFR + 0.86%), 1.88%, 11/02/27^	70,000	60,010
(Variable, U.S. SOFR + 2.08%), 5.47%, 02/01/29^	20,000	19,173
(Variable, U.S. SOFR + 2.60%), 5.25%, 07/26/30Δ ^	1,200,000	1,132,335
Cardinal Health, Inc.
4.37%, 06/15/47	20,000	16,524
Cargill, Inc.
4.75%, 04/24/33 144A	350,000	345,182
Carrier Global Corporation
2.72%, 02/15/30	650,000	560,005
3.58%, 04/05/50	20,000	14,803
Catalent Pharma Solutions, Inc.
3.13%, 02/15/29 144A Δ	100,000	81,401
CBRE Services, Inc.
5.95%, 08/15/34	100,000	98,828
CCO Holdings LLC
4.75%, 02/01/32 144A Δ	770,000	628,743
4.50%, 05/01/32	10,000	7,994
4.50%, 06/01/33 144A	980,000	770,623
CDW LLC
3.57%, 12/01/31Δ	700,000	591,682

See Notes to Financial Statements.

	Par	Value
Celanese U.S. Holdings LLC
6.33%, 07/15/29Δ	$ 40,000	$ 39,759
Centene Corporation
4.63%, 12/15/29	70,000	64,494
CenterPoint Energy, Inc.
4.25%, 11/01/28	206,000	192,968
Central Parent, Inc.
7.25%, 06/15/29 144A Δ	600,000	593,886
CH Robinson Worldwide, Inc.
4.20%, 04/15/28	1,500,000	1,438,271
Charles Schwab Corporation (The)
0.90%, 03/11/26	5,000	4,421
1.15%, 05/13/26	5,000	4,429
3.25%, 05/22/29	10,000	8,835
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 3.08%), 4.00%, 12/01/30ρ ^	1,000,000	731,000
(Variable, U.S. SOFR + 2.50%), 5.85%, 05/19/34^	1,810,000	1,838,203
Charter Communications Operating LLC
4.91%, 07/23/25	2,020,000	1,981,513
4.20%, 03/15/28	310,000	290,752
2.25%, 01/15/29	2,300,000	1,916,287
5.05%, 03/30/29	465,000	443,623
4.40%, 04/01/33Δ	350,000	307,334
6.38%, 10/23/35	475,000	463,251
5.38%, 04/01/38	530,000	451,893
3.50%, 03/01/42	120,000	80,371
6.48%, 10/23/45	90,000	84,671
5.38%, 05/01/47	30,000	24,826
5.75%, 04/01/48	260,000	222,782
5.13%, 07/01/49	120,000	94,505
4.80%, 03/01/50	140,000	105,745
Cheniere Energy Partners LP
4.00%, 03/01/31	170,000	149,870
3.25%, 01/31/32Δ	80,000	65,924
5.95%, 06/30/33 144A	330,000	331,373
Chevron Corporation
1.55%, 05/11/25	190,000	178,109
2.00%, 05/11/27	100,000	90,862
Chevron U.S.A., Inc.
3.85%, 01/15/28	550,000	536,866
Choice Hotels International, Inc.
3.70%, 12/01/29	1,500,000	1,295,191
Chubb INA Holdings, Inc.
3.35%, 05/03/26	120,000	115,387
Ciena Corporation
4.00%, 01/31/30 144A Δ	400,000	348,860
Cigna Group (The)
3.75%, 07/15/23	293,000	292,740
4.13%, 11/15/25Δ	60,000	58,431
4.38%, 10/15/28	510,000	493,405
2.40%, 03/15/30	550,000	467,646
2.38%, 03/15/31	1,100,000	922,801
4.80%, 08/15/38	1,035,000	978,106
3.20%, 03/15/40	675,000	519,566
	Par	Value
3.88%, 10/15/47	$ 35,000	$ 27,655
4.90%, 12/15/48	1,250,000	1,164,152
Cintas Corporation No. 2
3.70%, 04/01/27	190,000	183,253
4.00%, 05/01/32	140,000	133,120
Cisco Systems, Inc.
5.50%, 01/15/40	75,000	79,815
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 9.34%, 10/30/23† ρ Δ	170,000	171,020
(Variable, CME Term SOFR 3M + 4.17%), 5.95%, 05/15/25ρ ^	350,000	336,097
4.40%, 06/10/25	100,000	97,183
5.50%, 09/13/25	490,000	487,370
(Variable, U.S. SOFR + 2.84%), 3.11%, 04/08/26^	190,000	181,503
3.40%, 05/01/26	1,250,000	1,189,448
(Variable, CME Term SOFR 3M + 4.78%), 6.25%, 08/15/26ρ Δ ^	150,000	147,980
4.30%, 11/20/26	575,000	550,667
(Variable, U.S. SOFR + 0.77%), 1.12%, 01/28/27^	60,000	53,512
(Variable, U.S. SOFR + 0.77%), 1.46%, 06/09/27^	70,000	62,189
4.45%, 09/29/27	1,230,000	1,175,056
(Variable, U.S. SOFR + 1.28%), 3.07%, 02/24/28^	60,000	55,248
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.21%), 7.38%, 05/15/28ρ Δ ^	1,200,000	1,194,186
(Variable, U.S. SOFR + 1.89%), 4.66%, 05/24/28Δ ^	230,000	224,445
(Variable, CME Term SOFR 3M + 1.65%), 3.67%, 07/24/28^	150,000	140,338
(Variable, U.S. SOFR + 3.91%), 4.41%, 03/31/31^	710,000	667,937
(Variable, U.S. SOFR + 2.11%), 2.57%, 06/03/31^	1,160,000	968,322
6.63%, 06/15/32	50,000	52,935
(Variable, U.S. SOFR + 1.18%), 2.52%, 11/03/32^	860,000	693,394
(Variable, U.S. SOFR + 1.94%), 3.79%, 03/17/33^	540,000	477,372
(Variable, U.S. SOFR + 2.09%), 4.91%, 05/24/33^	580,000	561,529
8.13%, 07/15/39	260,000	332,910
4.65%, 07/30/45	294,000	261,040
4.65%, 07/23/48	160,000	145,073
Citizens Bank NA
(Variable, U.S. SOFR + 2.00%), 4.58%, 08/09/28^	1,250,000	1,137,097
Clorox Co. (The)
1.80%, 05/15/30	5,000	4,093
CNH Industrial Capital LLC
1.45%, 07/15/26	70,000	61,918
CoBank ACB
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.49%), 6.45%, 10/01/27ρ ^	600,000	556,500
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Coca-Cola Co. (The)
1.45%, 06/01/27Δ	$ 265,000	$ 236,989
2.50%, 06/01/40	20,000	15,082
2.60%, 06/01/50	130,000	90,934
Cogent Communications Group, Inc.
7.00%, 06/15/27 144A	600,000	581,040
Comcast Corporation
3.38%, 08/15/25	275,000	265,427
3.95%, 10/15/25	477,000	465,101
4.15%, 10/15/28	1,080,000	1,046,941
3.40%, 04/01/30	520,000	478,108
4.25%, 10/15/30	520,000	501,070
7.05%, 03/15/33Δ	50,000	57,686
5.65%, 06/15/35	420,000	440,838
6.50%, 11/15/35Δ	7,000	7,853
3.90%, 03/01/38	30,000	26,094
3.25%, 11/01/39	400,000	317,641
3.75%, 04/01/40	265,000	223,442
3.40%, 07/15/46	50,000	37,993
4.00%, 08/15/47	360,000	300,374
3.97%, 11/01/47	60,000	49,760
4.00%, 03/01/48	40,000	33,379
4.70%, 10/15/48	100,000	93,638
4.00%, 11/01/49	40,000	33,059
3.45%, 02/01/50	100,000	76,207
2.80%, 01/15/51	160,000	106,052
2.89%, 11/01/51	450,000	301,960
2.94%, 11/01/56	135,000	88,010
4.95%, 10/15/58Δ	40,000	38,454
CommonSpirit Health
4.35%, 11/01/42	40,000	34,380
6.46%, 11/01/52Δ	1,005,000	1,147,970
Commonwealth Edison Co.
3.80%, 10/01/42	300,000	249,177
3.13%, 03/15/51	50,000	35,130
CommScope, Inc.
6.00%, 03/01/26 144A Δ	130,000	121,311
4.75%, 09/01/29 144A Δ	10,000	7,894
Conagra Brands, Inc.
5.40%, 11/01/48	5,000	4,770
ConocoPhillips Co.
6.95%, 04/15/29	220,000	242,232
Consolidated Edison Co. of New York, Inc.
3.35%, 04/01/30	130,000	118,255
3.95%, 04/01/50	140,000	114,674
Constellation Energy Generation LLC
3.25%, 06/01/25	1,600,000	1,523,807
5.60%, 06/15/42Δ	20,000	19,356
Continental Resources, Inc.
2.27%, 11/15/26 144A	180,000	160,341
4.38%, 01/15/28	580,000	545,054
5.75%, 01/15/31 144A Δ	210,000	199,717
4.90%, 06/01/44Δ	180,000	140,037
Corebridge Financial, Inc.
4.40%, 04/05/52	10,000	7,878
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.85%), 6.88%, 12/15/52^	$ 200,000	$ 192,052
CoStar Group, Inc.
2.80%, 07/15/30 144A	625,000	516,272
Costco Wholesale Corporation
1.38%, 06/20/27	610,000	538,909
1.60%, 04/20/30	550,000	458,263
Coterra Energy, Inc.
3.90%, 05/15/27	660,000	622,527
4.38%, 03/15/29	650,000	607,538
Crestwood Midstream Partners LP
5.63%, 05/01/27 144A	200,000	189,800
CRH America Finance, Inc.
3.40%, 05/09/27 144A	2,100,000	1,965,355
3.95%, 04/04/28 144A	500,000	473,322
Crown Castle, Inc. REIT
3.15%, 07/15/23	725,000	724,121
4.45%, 02/15/26	50,000	48,687
1.05%, 07/15/26Δ	35,000	30,667
CSC Holdings LLC
3.38%, 02/15/31 144A Δ	200,000	135,572
4.50%, 11/15/31 144A	1,120,000	782,075
CSX Corporation
4.10%, 11/15/32Δ	500,000	473,355
3.80%, 04/15/50	300,000	240,222
CubeSmart LP REIT
2.25%, 12/15/28Δ	55,000	46,412
2.50%, 02/15/32	305,000	241,680
Cummins, Inc.
2.60%, 09/01/50	30,000	19,376
CVS Health Corporation
2.63%, 08/15/24	205,000	198,327
3.88%, 07/20/25	113,000	109,856
3.63%, 04/01/27	200,000	189,964
4.30%, 03/25/28	334,000	322,347
3.75%, 04/01/30	1,090,000	1,000,473
1.88%, 02/28/31	70,000	55,637
2.13%, 09/15/31Δ	2,440,000	1,960,827
4.78%, 03/25/38	825,000	761,826
4.13%, 04/01/40	460,000	388,032
2.70%, 08/21/40	700,000	489,159
5.13%, 07/20/45	300,000	277,716
5.05%, 03/25/48	1,580,000	1,457,480
4.25%, 04/01/50Δ	80,000	66,334
Darling Ingredients, Inc.
6.00%, 06/15/30 144A Δ	325,000	317,742
Deere & Co.
3.10%, 04/15/30Δ	50,000	45,756
3.75%, 04/15/50Δ	480,000	425,515
Dell International LLC
5.85%, 07/15/25	18,000	18,074
5.30%, 10/01/29	125,000	124,166
8.35%, 07/15/46	29,000	35,598
3.45%, 12/15/51 144A	10,000	6,716

See Notes to Financial Statements.

	Par	Value
Delta Air Lines, Inc.
4.50%, 10/20/25 144A	$ 483,296	$ 472,964
4.75%, 10/20/28 144A	860,000	835,486
Devon Energy Corporation
5.85%, 12/15/25	310,000	312,579
5.25%, 10/15/27	38,000	37,452
4.50%, 01/15/30	32,000	30,158
5.60%, 07/15/41Δ	482,000	454,244
4.75%, 05/15/42	710,000	599,449
5.00%, 06/15/45Δ	1,110,000	963,708
DH Europe Finance II S.a.r.l.
2.20%, 11/15/24	1,225,000	1,173,745
2.60%, 11/15/29Δ	225,000	198,161
Diamondback Energy, Inc.
3.25%, 12/01/26	90,000	84,605
3.50%, 12/01/29	310,000	279,323
6.25%, 03/15/33Δ	30,000	31,047
4.40%, 03/24/51	280,000	221,796
Discover Financial Services
3.75%, 03/04/25	450,000	428,730
6.70%, 11/29/32	25,000	25,766
Discovery Communications LLC
3.63%, 05/15/30Δ	1,800,000	1,580,025
DISH DBS Corporation
5.88%, 11/15/24	170,000	148,900
7.75%, 07/01/26Δ	150,000	92,156
5.25%, 12/01/26 144A	120,000	96,486
5.75%, 12/01/28 144A Δ	20,000	14,913
5.13%, 06/01/29Δ	140,000	65,148
Dollar Tree, Inc.
4.00%, 05/15/25	325,000	314,759
Dominion Energy, Inc.
3.07%, 08/15/24 STEP	675,000	652,194
3.38%, 04/01/30	225,000	201,479
2.25%, 08/15/31	2,300,000	1,854,561
Dow Chemical Co. (The)
6.30%, 03/15/33	25,000	26,906
Duke Energy Corporation
3.75%, 04/15/24	200,000	197,212
2.45%, 06/01/30	1,800,000	1,513,375
Duke Energy Florida LLC
2.50%, 12/01/29	1,600,000	1,382,982
Duke Energy Ohio, Inc.
3.65%, 02/01/29	380,000	353,396
Duke Energy Progress LLC
3.40%, 04/01/32	2,300,000	2,037,275
DuPont de Nemours, Inc.
4.49%, 11/15/25	350,000	342,932
4.73%, 11/15/28Δ	350,000	344,467
5.32%, 11/15/38	30,000	29,766
East Ohio Gas Co. (The)
2.00%, 06/15/30 144A	125,000	100,873
Eaton Corporation
4.15%, 11/02/42	200,000	178,213
eBay, Inc.
6.30%, 11/22/32Δ	15,000	15,773
Ecolab, Inc.
2.75%, 08/18/55	68,000	43,666
	Par	Value
Elevance Health, Inc.
3.35%, 12/01/24	$ 130,000	$ 125,761
3.65%, 12/01/27	190,000	179,508
4.10%, 05/15/32	640,000	596,859
4.55%, 05/15/52	180,000	161,005
6.10%, 10/15/52	25,000	27,412
Emera U.S. Finance LP
4.75%, 06/15/46	20,000	16,254
Emory University
1.57%, 09/01/25	1,600,000	1,465,597
2.14%, 09/01/30	1,170,000	983,707
Enbridge Energy Partners LP
7.50%, 04/15/38	5,000	5,627
Enel Finance America LLC
2.88%, 07/12/41 144A Δ	2,300,000	1,515,573
Energy Transfer LP
(Variable, ICE LIBOR USD 3M + 4.03%), 9.35%, 07/19/23† ρ Δ	60,000	53,925
4.20%, 09/15/23Δ	625,000	622,717
4.50%, 11/01/23Δ	310,000	308,771
4.25%, 04/01/24Δ	100,000	98,489
4.50%, 04/15/24	230,000	227,412
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.13%), 6.75%, 05/15/25ρ Δ ^	280,000	250,254
5.95%, 12/01/25	300,000	301,153
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.69%), 6.50%, 11/15/26ρ ^	60,000	54,649
5.50%, 06/01/27	675,000	671,789
4.95%, 05/15/28	900,000	871,420
4.95%, 06/15/28	110,000	106,779
5.25%, 04/15/29	1,830,000	1,787,739
3.75%, 05/15/30	990,000	893,995
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.31%), 7.13%, 05/15/30ρ ^	360,000	306,152
5.75%, 02/15/33	1,300,000	1,310,297
5.30%, 04/01/44	20,000	17,365
6.13%, 12/15/45	20,000	19,030
5.30%, 04/15/47	125,000	108,893
5.40%, 10/01/47	50,000	44,140
6.00%, 06/15/48	55,000	52,237
6.25%, 04/15/49	475,000	464,431
5.00%, 05/15/50	120,000	101,477
EnLink Midstream LLC
5.38%, 06/01/29	100,000	95,361
Entegris Escrow Corporation
5.95%, 06/15/30 144A Δ	650,000	623,758
Entergy Louisiana LLC
5.40%, 11/01/24	1,200,000	1,195,863
4.75%, 09/15/52	25,000	22,979
Enterprise Products Operating LLC
4.15%, 10/16/28	600,000	574,035
3.13%, 07/31/29	100,000	89,696
2.80%, 01/31/30	420,000	368,050
7.55%, 04/15/38	50,000	57,495
5.70%, 02/15/42	60,000	61,052
4.85%, 03/15/44	550,000	508,313
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.80%, 02/01/49	$ 30,000	$ 27,490
4.20%, 01/31/50	680,000	569,339
3.70%, 01/31/51	220,000	168,576
3.95%, 01/31/60	20,000	15,447
(Variable, CME Term SOFR 3M + 2.83%), 5.38%, 02/15/78^	330,000	273,824
EOG Resources, Inc.
4.15%, 01/15/26	160,000	156,670
4.38%, 04/15/30Δ	90,000	88,103
3.90%, 04/01/35	260,000	233,618
4.95%, 04/15/50Δ	490,000	484,251
EPR Properties REIT
4.75%, 12/15/26	1,200,000	1,093,158
3.60%, 11/15/31	2,300,000	1,796,612
EQM Midstream Partners LP
4.13%, 12/01/26Δ	1,800,000	1,675,780
5.50%, 07/15/28	20,000	18,942
EQT Corporation
6.13%, 02/01/25	12,000	11,943
3.13%, 05/15/26 144A	10,000	9,203
3.90%, 10/01/27	1,380,000	1,277,079
5.00%, 01/15/29	100,000	94,241
7.00%, 02/01/30Δ	35,000	36,678
3.63%, 05/15/31 144A Δ	210,000	180,918
Equifax, Inc.
5.10%, 12/15/27Δ	1,800,000	1,781,380
Equinix, Inc. REIT
2.63%, 11/18/24	1,700,000	1,624,280
1.45%, 05/15/26	70,000	62,552
1.55%, 03/15/28	2,200,000	1,841,555
3.00%, 07/15/50	10,000	6,486
Equitable Holdings, Inc.
4.35%, 04/20/28	2,600,000	2,435,630
Exelon Corporation
4.05%, 04/15/30	325,000	304,076
5.63%, 06/15/35	415,000	420,143
4.70%, 04/15/50	25,000	22,128
Expedia Group, Inc.
6.25%, 05/01/25 144A	2,054,000	2,061,813
4.63%, 08/01/27Δ	303,000	293,914
3.80%, 02/15/28Δ	300,000	280,837
3.25%, 02/15/30Δ	225,000	196,005
2.95%, 03/15/31Δ	635,000	535,777
Exxon Mobil Corporation
2.99%, 03/19/25	420,000	404,823
3.04%, 03/01/26	795,000	760,198
3.48%, 03/19/30	540,000	507,107
4.11%, 03/01/46	230,000	202,597
4.33%, 03/19/50	190,000	172,415
3.45%, 04/15/51	20,000	15,554
F&G Global Funding
5.15%, 07/07/25 144A	1,200,000	1,161,059
Federal Realty OP LP REIT
3.50%, 06/01/30Δ	1,900,000	1,655,525
FedEx Corporation
4.55%, 04/01/46	5,000	4,318
	Par	Value
4.05%, 02/15/48	$ 380,000	$ 303,998
Fidelity National Financial, Inc.
3.40%, 06/15/30Δ	45,000	39,355
Fidelity National Information Services, Inc.
1.15%, 03/01/26	2,200,000	1,963,621
5.63%, 07/15/52	600,000	566,254
Fifth Third Bancorp
2.38%, 01/28/25	375,000	351,139
(Variable, U.S. SOFR Index + 2.13%), 4.77%, 07/28/30Δ ^	1,200,000	1,122,459
First-Citizens Bank & Trust Co.
(Variable, CME Term SOFR 3M + 1.72%), 2.97%, 09/27/25^	550,000	520,420
Fiserv, Inc.
3.20%, 07/01/26	70,000	65,708
4.20%, 10/01/28Δ	375,000	359,353
5.60%, 03/02/33	150,000	152,741
Five Corners Funding Trust III
5.79%, 02/15/33 144A	200,000	202,877
Florida Power & Light Co.
3.80%, 12/15/42	425,000	357,206
Ford Motor Co.
3.25%, 02/12/32Δ	600,000	472,563
6.10%, 08/19/32Δ	220,000	213,429
Ford Motor Credit Co. LLC
3.37%, 11/17/23Δ	1,900,000	1,882,233
4.95%, 05/28/27	580,000	547,759
2.90%, 02/16/28	380,000	325,822
2.90%, 02/10/29	200,000	165,700
5.11%, 05/03/29	220,000	204,242
7.35%, 03/06/30	300,000	306,710
4.00%, 11/13/30	1,220,000	1,043,690
Fort Benning Family Communities LLC
6.09%, 01/15/51 144A	1,158,933	1,119,429
Fortune Brands Innovations, Inc.
4.00%, 03/25/32	1,250,000	1,111,726
Foundry JV Holdco LLC
5.88%, 01/25/34 144A Δ	200,000	199,442
Fox Corporation
4.03%, 01/25/24	300,000	297,054
4.71%, 01/25/29	250,000	243,042
3.50%, 04/08/30	125,000	112,239
5.48%, 01/25/39	255,000	238,427
5.58%, 01/25/49	15,000	14,057
Freeport-McMoRan, Inc.
4.55%, 11/14/24Δ	10,000	9,866
5.45%, 03/15/43	782,000	730,227
GA Global Funding Trust
1.25%, 12/08/23 144A	2,300,000	2,246,655
2.90%, 01/06/32 144A Δ	1,450,000	1,104,504
Garden Spinco Corporation
8.63%, 07/20/30 144A	600,000	646,864
GE HealthCare Technologies, Inc.
6.38%, 11/22/52Δ	320,000	356,322

See Notes to Financial Statements.

	Par	Value
General Dynamics Corporation
3.50%, 05/15/25	$ 40,000	$ 38,862
4.25%, 04/01/40	30,000	27,632
4.25%, 04/01/50	160,000	146,953
General Electric Co.
4.35%, 05/01/50	20,000	17,423
General Motors Co.
4.00%, 04/01/25Δ	200,000	194,382
6.13%, 10/01/25	190,000	191,368
5.60%, 10/15/32Δ	100,000	96,795
6.60%, 04/01/36	20,000	20,553
5.15%, 04/01/38	50,000	44,543
5.20%, 04/01/45	10,000	8,541
5.40%, 04/01/48	5,000	4,301
5.95%, 04/01/49Δ	229,000	214,135
General Motors Financial Co., Inc.
4.30%, 07/13/25	300,000	291,181
4.35%, 01/17/27Δ	500,000	479,586
4.30%, 04/06/29	405,000	371,933
2.70%, 06/10/31	1,511,000	1,206,149
Gilead Sciences, Inc.
3.70%, 04/01/24	230,000	226,739
3.65%, 03/01/26	40,000	38,494
4.00%, 09/01/36	45,000	40,615
4.50%, 02/01/45	275,000	251,126
4.75%, 03/01/46Δ	20,000	18,844
Glencore Funding LLC
4.13%, 03/12/24 144A	1,315,000	1,299,452
4.63%, 04/29/24 144A	658,000	650,198
4.00%, 03/27/27 144A	480,000	457,945
3.88%, 10/27/27 144A	210,000	196,451
2.63%, 09/23/31 144A Δ	575,000	463,313
Global Payments, Inc.
2.65%, 02/15/25	400,000	379,568
1.20%, 03/01/26	55,000	48,902
4.80%, 04/01/26	25,000	24,418
5.30%, 08/15/29	550,000	536,325
2.90%, 05/15/30	1,600,000	1,357,612
5.95%, 08/15/52	5,000	4,792
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 6.26%, 08/03/23† ρ	3,000	2,348
Goldman Sachs Group, Inc. (The)
3.85%, 07/08/24	150,000	147,149
3.50%, 04/01/25	320,000	307,603
4.25%, 10/21/25	530,000	511,003
3.50%, 11/16/26	700,000	656,707
(Floating, ICE LIBOR USD 3M + 1.75%), 7.02%, 10/28/27†	1,800,000	1,830,760
(Variable, U.S. SOFR + 1.85%), 3.62%, 03/15/28^	120,000	112,688
(Variable, CME Term SOFR 3M + 1.42%), 3.81%, 04/23/29^	530,000	492,432
(Variable, CME Term SOFR 3M + 1.56%), 4.22%, 05/01/29^	1,350,000	1,275,928
(Variable, U.S. SOFR + 1.26%), 2.65%, 10/21/32^	1,540,000	1,255,805
6.75%, 10/01/37	110,000	118,404
	Par	Value
6.25%, 02/01/41	$ 540,000	$ 580,905
(Variable, U.S. SOFR + 1.51%), 3.21%, 04/22/42^	60,000	44,401
(Variable, U.S. SOFR + 1.47%), 2.91%, 07/21/42^	150,000	106,075
5.15%, 05/22/45	300,000	280,296
4.75%, 10/21/45	220,000	200,259
Goodman U.S. Finance Five LLC REIT
4.63%, 05/04/32 144A	2,000,000	1,840,718
Goodman U.S. Finance Three LLC REIT
3.70%, 03/15/28 144A	1,000,000	907,602
Great Lakes Dredge & Dock Corporation
5.25%, 06/01/29 144A Δ	450,000	376,259
Great-West Lifeco Finance 2018 LP
4.05%, 05/17/28 144A	89,000	83,351
Guardian Life Global Funding
1.10%, 06/23/25 144A	100,000	91,027
H&E Equipment Services, Inc.
3.88%, 12/15/28 144A Δ	375,000	325,080
Halliburton Co.
3.80%, 11/15/25Δ	26,000	25,128
6.70%, 09/15/38	20,000	21,946
5.00%, 11/15/45Δ	190,000	172,139
Hasbro, Inc.
3.90%, 11/19/29	5,000	4,522
HCA, Inc.
5.25%, 04/15/25	120,000	118,534
5.88%, 02/15/26	50,000	50,043
5.25%, 06/15/26	35,000	34,630
5.38%, 09/01/26	1,600,000	1,588,097
3.13%, 03/15/27 144A	2,100,000	1,929,771
3.50%, 09/01/30	530,000	464,837
3.63%, 03/15/32 144A	700,000	607,911
5.13%, 06/15/39	5,000	4,643
5.50%, 06/15/47	65,000	61,303
5.25%, 06/15/49	5,000	4,516
Healthcare Realty Holdings LP REIT
3.10%, 02/15/30	1,500,000	1,286,861
2.05%, 03/15/31	175,000	131,496
Hess Corporation
5.80%, 04/01/47Δ	15,000	14,592
Hewlett Packard Enterprise Co.
4.45%, 10/02/23Δ	250,000	249,291
6.35%, 10/15/45Δ	45,000	46,940
Hillenbrand, Inc.
3.75%, 03/01/31Δ	350,000	294,315
Home Depot, Inc. (The)
2.50%, 04/15/27	90,000	83,531
3.90%, 12/06/28	270,000	261,530
2.70%, 04/15/30	170,000	151,158
3.25%, 04/15/32	625,000	561,770
3.30%, 04/15/40	450,000	365,776
5.95%, 04/01/41	10,000	11,020
4.50%, 12/06/48	35,000	32,456
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.35%, 04/15/50	$ 540,000	$ 412,553
Honeywell International, Inc.
1.35%, 06/01/25Δ	180,000	168,015
Hormel Foods Corporation
1.80%, 06/11/30	35,000	29,240
Host Hotels & Resorts LP REIT
3.38%, 12/15/29	15,000	12,832
2.90%, 12/15/31Δ	267,000	210,292
HP, Inc.
1.45%, 06/17/26Δ	45,000	40,398
4.00%, 04/15/29Δ	105,000	97,893
5.50%, 01/15/33Δ	10,000	9,826
Humana, Inc.
4.50%, 04/01/25Δ	40,000	39,280
3.95%, 03/15/27	150,000	143,441
3.70%, 03/23/29	20,000	18,330
2.15%, 02/03/32	90,000	70,965
4.63%, 12/01/42	60,000	53,155
4.95%, 10/01/44	70,000	64,113
4.80%, 03/15/47	10,000	9,072
5.50%, 03/15/53	225,000	224,297
Huntington Bancshares, Inc.
4.00%, 05/15/25Δ	550,000	527,529
(Variable, U.S. SOFR + 1.97%), 4.44%, 08/04/28Δ ^	1,250,000	1,162,197
Huntington Ingalls Industries, Inc.
0.67%, 08/16/23	2,500,000	2,484,879
Huntsman International LLC
4.50%, 05/01/29	325,000	297,493
2.95%, 06/15/31	250,000	199,786
Hyatt Hotels Corporation
1.80%, 10/01/24	2,875,000	2,737,533
5.38%, 04/23/25	1,250,000	1,237,407
4.38%, 09/15/28	15,000	14,179
Hyundai Capital America
1.00%, 09/17/24 144A Δ	1,150,000	1,082,025
1.65%, 09/17/26 144A	2,300,000	2,027,695
5.70%, 06/26/30 144A	525,000	521,871
Intel Corporation
3.70%, 07/29/25	80,000	77,827
1.60%, 08/12/28Δ	460,000	396,192
5.13%, 02/10/30	220,000	221,479
5.20%, 02/10/33	825,000	833,245
4.60%, 03/25/40Δ	10,000	9,367
3.73%, 12/08/47	76,000	59,154
3.25%, 11/15/49	5,000	3,530
4.75%, 03/25/50	160,000	144,777
3.05%, 08/12/51	120,000	80,554
Intercontinental Exchange, Inc.
3.75%, 12/01/25	60,000	58,247
4.60%, 03/15/33	10,000	9,707
3.00%, 06/15/50	1,500,000	1,046,071
International Business Machines Corporation
3.00%, 05/15/24	720,000	703,883
International Flavors & Fragrances, Inc.
1.83%, 10/15/27 144A	650,000	548,684
	Par	Value
4.38%, 06/01/47	$1,000,000	$ 765,656
Invitation Homes Operating Partnership LP REIT
2.30%, 11/15/28	375,000	319,218
IPALCO Enterprises, Inc.
4.25%, 05/01/30	2,450,000	2,219,240
ITC Holdings Corporation
2.95%, 05/14/30 144A	1,900,000	1,635,690
J M Smucker Co. (The)
4.25%, 03/15/35	5,000	4,542
Jackson Financial, Inc.
3.13%, 11/23/31Δ	599,800	466,151
JBS U.S.A. LUX SA
5.13%, 02/01/28 144A	1,200,000	1,153,221
Jefferies Finance LLC
5.00%, 08/15/28 144A	650,000	533,607
Jefferies Financial Group, Inc.
2.63%, 10/15/31	35,000	27,166
JPMorgan Chase & Co.
(Variable, CME Term SOFR 3M + 1.15%), 3.80%, 07/23/24Δ ^	175,000	174,794
(Variable, CME Term SOFR 3M + 1.26%), 4.02%, 12/05/24^	1,425,000	1,412,909
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25^	650,000	619,648
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	460,000	430,969
2.95%, 10/01/26	700,000	656,590
(Variable, CME Term SOFR 3M + 1.51%), 3.96%, 01/29/27^	875,000	841,661
(Variable, U.S. SOFR + 0.89%), 1.58%, 04/22/27^	70,000	62,910
4.25%, 10/01/27Δ	320,000	310,321
3.63%, 12/01/27Δ	900,000	844,549
(Variable, CME Term SOFR 3M + 1.60%), 3.78%, 02/01/28^	1,069,000	1,017,618
(Variable, U.S. SOFR + 1.17%), 2.95%, 02/24/28^	70,000	64,324
(Variable, U.S. SOFR + 1.89%), 2.18%, 06/01/28Δ ^	70,000	62,262
(Variable, CME Term SOFR 3M + 0.95%), 3.51%, 01/23/29^	1,720,000	1,591,473
(Variable, CME Term SOFR 3M + 1.52%), 4.20%, 07/23/29^	380,000	361,480
(Variable, U.S. SOFR + 1.75%), 4.57%, 06/14/30^	1,200,000	1,154,195
(Variable, CME Term SOFR 3M + 3.79%), 4.49%, 03/24/31^	75,000	72,132
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	550,000	465,516
(Variable, CME Term SOFR 3M + 2.52%), 2.96%, 05/13/31^	200,000	171,585
(Variable, CME Term SOFR 3M + 1.25%), 2.58%, 04/22/32^	750,000	623,230
(Variable, U.S. SOFR + 1.18%), 2.55%, 11/08/32^	590,000	483,646
(Variable, U.S. SOFR + 2.58%), 5.72%, 09/14/33^	600,000	608,990
4.95%, 06/01/45	300,000	280,411
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	170,000	118,973

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. SOFR + 1.58%), 3.33%, 04/22/52^	$ 45,000	$ 32,833
Kennedy-Wilson, Inc.
4.75%, 03/01/29	100,000	79,162
Kilroy Realty LP REIT
4.75%, 12/15/28Δ	1,678,000	1,479,534
3.05%, 02/15/30	25,000	19,584
Kimberly-Clark Corporation
3.20%, 04/25/29	5,000	4,639
2.88%, 02/07/50	5,000	3,610
Kinder Morgan Energy Partners LP
3.50%, 09/01/23	2,000,000	1,992,568
4.25%, 09/01/24	950,000	931,127
Kinder Morgan, Inc.
4.30%, 03/01/28	50,000	47,824
5.20%, 06/01/33Δ	250,000	242,388
5.55%, 06/01/45	320,000	295,188
5.45%, 08/01/52	28,000	25,596
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	27,411
Kraft Heinz Foods Co.
6.88%, 01/26/39	30,000	33,841
Kroger Co. (The)
3.50%, 02/01/26	10,000	9,585
L3Harris Technologies, Inc.
5.05%, 04/27/45	50,000	46,002
Laboratory Corporation of America Holdings
1.55%, 06/01/26	70,000	62,557
LBJ Infrastructure Group LLC
3.80%, 12/31/57 144A	1,000,000	649,343
Leidos, Inc.
5.75%, 03/15/33	400,000	397,578
Level 3 Financing, Inc.
3.40%, 03/01/27 144A	1,600,000	1,359,328
Life Storage LP REIT
3.88%, 12/15/27	900,000	836,722
Lincoln National Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.32%), 9.25%, 12/01/27ρ Δ ^	150,000	157,882
LKQ Corporation
6.25%, 06/15/33 144A Δ	250,000	252,006
Lockheed Martin Corporation
3.90%, 06/15/32	160,000	150,837
5.25%, 01/15/33Δ	675,000	699,557
4.50%, 05/15/36	50,000	48,304
4.15%, 06/15/53	730,000	643,594
Louisville Gas and Electric Co.
4.25%, 04/01/49	25,000	20,850
Lowe's Cos., Inc.
1.70%, 09/15/28	900,000	763,339
4.50%, 04/15/30	110,000	107,012
1.70%, 10/15/30	675,000	541,318
5.00%, 04/15/33Δ	1,125,000	1,113,382
3.00%, 10/15/50	150,000	98,429
4.25%, 04/01/52	475,000	388,012
	Par	Value
M&T Bank Corporation
(Variable, U.S. SOFR + 1.85%), 5.05%, 01/27/34^	$ 710,000	$ 648,894
Maple Grove Funding Trust I
4.16%, 08/15/51 144A	495,000	347,612
Marathon Petroleum Corporation
3.80%, 04/01/28	125,000	116,449
Markel Group, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.66%), 6.00%, 06/01/25ρ ^	500,000	483,112
Marriott International, Inc.
4.90%, 04/15/29Δ	325,000	316,347
4.63%, 06/15/30	600,000	574,932
Mars, Inc.
2.70%, 04/01/25 144A	400,000	382,288
3.20%, 04/01/30 144A	475,000	431,287
2.38%, 07/16/40 144A	150,000	103,155
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26Δ	350,000	339,072
4.38%, 03/15/29	500,000	486,248
Martin Marietta Materials, Inc.
3.20%, 07/15/51	325,000	226,778
Masco Corporation
1.50%, 02/15/28Δ	2,200,000	1,874,776
Mastercard, Inc.
3.85%, 03/26/50	310,000	267,192
McDonald’s Corporation
1.45%, 09/01/25	40,000	36,953
3.70%, 01/30/26	290,000	280,461
3.50%, 03/01/27Δ	360,000	343,619
3.50%, 07/01/27	330,000	314,373
3.80%, 04/01/28	90,000	86,316
3.60%, 07/01/30	160,000	148,998
6.30%, 03/01/38	35,000	38,580
3.63%, 09/01/49	130,000	102,647
4.20%, 04/01/50	740,000	641,099
Medtronic, Inc.
4.63%, 03/15/45	36,000	35,073
Meta Platforms, Inc.
3.85%, 08/15/32	945,000	878,224
5.75%, 05/15/63	790,000	818,237
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	314,772
MetLife, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.58%), 3.85%, 09/15/25ρ Δ ^	1,000,000	926,480
6.40%, 12/15/36	50,000	49,966
4.60%, 05/13/46Δ	5,000	4,527
Metropolitan Life Global Funding I
3.45%, 12/18/26 144A	2,000,000	1,871,838
Microchip Technology, Inc.
2.67%, 09/01/23	675,000	672,254
Micron Technology, Inc.
6.75%, 11/01/29	35,000	36,405
5.88%, 02/09/33	300,000	298,636
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
5.88%, 09/15/33	$ 80,000	$ 79,317
Microsoft Corporation
2.88%, 02/06/24Δ	470,000	462,967
2.40%, 08/08/26	1,340,000	1,258,320
3.30%, 02/06/27	800,000	769,705
3.45%, 08/08/36	515,000	470,017
2.53%, 06/01/50Δ	18,000	12,463
2.92%, 03/17/52	37,000	27,551
3.04%, 03/17/62	108,000	78,875
MidAmerican Energy Co.
3.65%, 04/15/29	350,000	325,387
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	232,000	232,788
Mondelez International, Inc.
1.50%, 05/04/25Δ	670,000	624,734
Morgan Stanley
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	725,000	699,373
(Variable, U.S. SOFR + 1.99%), 2.19%, 04/28/26^	750,000	704,366
(Variable, U.S. SOFR + 0.72%), 0.99%, 12/10/26^	65,000	57,985
3.63%, 01/20/27	800,000	760,234
(Variable, U.S. SOFR + 1.30%), 5.05%, 01/28/27^	826,000	819,350
3.95%, 04/23/27Δ	398,000	377,029
(Variable, U.S. SOFR + 0.88%), 1.59%, 05/04/27^	70,000	62,700
(Variable, U.S. SOFR + 0.86%), 1.51%, 07/20/27^	70,000	62,044
(Variable, CME Term SOFR 3M + 1.40%), 3.77%, 01/24/29^	220,000	205,557
(Variable, U.S. SOFR + 1.59%), 5.16%, 04/20/29^	1,235,000	1,220,844
(Variable, CME Term SOFR 3M + 1.89%), 4.43%, 01/23/30^	385,000	366,612
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	1,795,000	1,527,384
(Variable, U.S. SOFR + 3.12%), 3.62%, 04/01/31^	760,000	685,225
(Variable, U.S. SOFR + 1.03%), 1.79%, 02/13/32^	725,000	562,783
(Variable, U.S. SOFR + 1.20%), 2.51%, 10/20/32^	340,000	274,778
(Variable, U.S. SOFR + 2.08%), 4.89%, 07/20/33^	1,200,000	1,155,616
(Variable, U.S. SOFR + 1.36%), 2.48%, 09/16/36^	1,280,000	971,737
Mosaic Co. (The)
5.45%, 11/15/33Δ	30,000	29,246
MPLX LP
4.88%, 12/01/24	230,000	226,773
4.88%, 06/01/25	100,000	98,156
4.00%, 03/15/28	50,000	47,155
4.80%, 02/15/29	745,000	718,931
4.50%, 04/15/38	570,000	491,230
4.70%, 04/15/48	320,000	263,091
5.50%, 02/15/49	595,000	539,841
MPT Operating Partnership LP REIT
4.63%, 08/01/29Δ	435,000	329,247
	Par	Value
MSCI, Inc.
3.63%, 11/01/31 144A	$ 250,000	$ 213,671
National Securities Clearing Corporation
1.50%, 04/23/25 144A	400,000	372,114
Nature Conservancy (The)
0.94%, 07/01/26	25,000	21,482
1.30%, 07/01/28	25,000	20,220
New York Life Global Funding
0.95%, 06/24/25 144A	200,000	182,776
NextEra Energy Capital Holdings, Inc.
1.90%, 06/15/28	965,000	827,887
2.25%, 06/01/30Δ	1,900,000	1,582,398
NFP Corporation
7.50%, 10/01/30 144A	600,000	581,463
Niagara Mohawk Power Corporation
4.28%, 12/15/28 144A Δ	2,000,000	1,863,442
NIKE, Inc.
2.40%, 03/27/25Δ	140,000	133,950
2.75%, 03/27/27Δ	20,000	18,797
3.25%, 03/27/40	110,000	90,505
3.38%, 03/27/50	270,000	219,064
NiSource, Inc.
3.60%, 05/01/30	100,000	90,172
3.95%, 03/30/48	450,000	361,983
Nissan Motor Acceptance Co. LLC
2.75%, 03/09/28 144A	2,200,000	1,809,733
NNN REIT, Inc. REIT
3.90%, 06/15/24	255,000	249,716
3.60%, 12/15/26	250,000	232,676
Northern Trust Corporation
1.95%, 05/01/30	60,000	49,387
Northrop Grumman Corporation
2.93%, 01/15/25	350,000	336,518
3.25%, 01/15/28	840,000	783,947
5.25%, 05/01/50	460,000	468,078
Northwestern Mutual Life Insurance Co. (The)
6.06%, 03/30/40 144A	300,000	311,449
3.85%, 09/30/47 144A Δ	250,000	195,338
NOV, Inc.
3.95%, 12/01/42	15,000	11,023
NRG Energy, Inc.
3.75%, 06/15/24 144A	625,000	604,203
3.63%, 02/15/31 144A	850,000	664,330
NuStar Logistics LP
5.75%, 10/01/25	235,000	229,339
6.38%, 10/01/30	700,000	668,634
NVIDIA Corporation
2.85%, 04/01/30Δ	350,000	317,639
3.50%, 04/01/40	620,000	531,335
3.50%, 04/01/50	120,000	97,658
3.70%, 04/01/60	260,000	214,665
Occidental Petroleum Corporation
6.95%, 07/01/24	136,000	137,293
5.55%, 03/15/26Δ	360,000	355,734

See Notes to Financial Statements.

	Par	Value
3.20%, 08/15/26	$ 260,000	$ 236,231
6.63%, 09/01/30	430,000	447,200
7.88%, 09/15/31	675,000	753,460
6.45%, 09/15/36Δ	205,000	210,683
4.63%, 06/15/45	130,000	100,777
6.60%, 03/15/46	220,000	226,820
4.40%, 04/15/46	800,000	618,945
4.20%, 03/15/48Δ	80,000	59,380
Omega Healthcare Investors, Inc. REIT
3.63%, 10/01/29	1,600,000	1,313,332
ONEOK, Inc.
6.35%, 01/15/31	1,600,000	1,648,805
5.20%, 07/15/48	20,000	17,076
Oracle Corporation
1.65%, 03/25/26	65,000	59,012
2.95%, 04/01/30	121,000	105,684
4.65%, 05/06/30	805,000	778,288
2.88%, 03/25/31	700,000	597,800
6.25%, 11/09/32	1,125,000	1,194,661
4.90%, 02/06/33	946,000	918,633
3.60%, 04/01/40	405,000	313,495
4.00%, 07/15/46	300,000	230,777
3.95%, 03/25/51	5,000	3,783
6.90%, 11/09/52	775,000	870,628
5.55%, 02/06/53Δ	650,000	629,893
Otis Worldwide Corporation
2.06%, 04/05/25Δ	130,000	122,583
2.57%, 02/15/30	25,000	21,572
Owl Rock Capital Corporation
2.88%, 06/11/28	2,200,000	1,795,004
Pacific Gas and Electric Co.
1.70%, 11/15/23	2,200,000	2,162,576
3.40%, 08/15/24	600,000	580,787
3.15%, 01/01/26	1,300,000	1,206,951
2.95%, 03/01/26	800,000	733,231
2.10%, 08/01/27Δ	370,000	316,333
4.55%, 07/01/30	1,800,000	1,630,396
2.50%, 02/01/31	610,000	478,040
3.30%, 08/01/40Δ	165,000	111,384
4.95%, 07/01/50	35,000	27,536
3.50%, 08/01/50	70,000	44,623
PacifiCorp
4.15%, 02/15/50	45,000	34,857
Paramount Global
4.95%, 05/19/50Δ	700,000	525,815
Parsley Energy LLC
4.13%, 02/15/28 144A	30,000	27,902
PayPal Holdings, Inc.
1.65%, 06/01/25Δ	230,000	215,343
2.65%, 10/01/26	50,000	46,482
2.85%, 10/01/29	50,000	44,374
2.30%, 06/01/30Δ	300,000	254,548
PepsiCo, Inc.
2.25%, 03/19/25	20,000	19,090
2.63%, 03/19/27	30,000	27,979
1.63%, 05/01/30Δ	250,000	207,954
	Par	Value
2.88%, 10/15/49	$ 100,000	$ 75,215
Phillips 66
3.85%, 04/09/25	100,000	97,278
Physicians Realty LP REIT
3.95%, 01/15/28	2,400,000	2,193,080
Pioneer Natural Resources Co.
1.13%, 01/15/26	70,000	63,068
2.15%, 01/15/31Δ	290,000	237,477
PNC Financial Services Group, Inc. (The)
(Variable, U.S. SOFR + 1.32%), 5.81%, 06/12/26^	160,000	159,122
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.60%), 3.40%, 09/15/26ρ ^	1,000,000	740,000
(Variable, U.S. SOFR + 1.84%), 5.58%, 06/12/29^	630,000	627,491
Post Holdings, Inc.
5.50%, 12/15/29 144A	350,000	323,410
Principal Life Global Funding II
1.25%, 06/23/25 144A	90,000	82,158
Procter & Gamble Co. (The)
2.45%, 11/03/26	5,000	4,679
2.80%, 03/25/27	40,000	37,682
3.00%, 03/25/30Δ	130,000	120,391
Progress Energy, Inc.
7.75%, 03/01/31	350,000	397,164
Prologis LP REIT
4.63%, 01/15/33	650,000	635,512
Prudential Financial, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.23%), 6.00%, 09/01/52Δ ^	600,000	571,583
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.85%), 6.75%, 03/01/53Δ ^	400,000	403,468
Public Service Co. of Colorado
4.50%, 06/01/52	35,000	30,602
Public Storage REIT
0.88%, 02/15/26Δ	70,000	62,797
1.85%, 05/01/28	5,000	4,345
0.50%, 09/09/30(E)	2,000,000	1,692,792
PulteGroup, Inc.
5.50%, 03/01/26	60,000	59,691
Qorvo, Inc.
4.38%, 10/15/29Δ	35,000	31,644
QUALCOMM, Inc.
4.65%, 05/20/35	50,000	49,949
Range Resources Corporation
4.88%, 05/15/25	10,000	9,810
Raytheon Technologies Corporation
3.15%, 12/15/24	120,000	115,737
3.95%, 08/16/25	530,000	519,498
3.50%, 03/15/27	550,000	523,114
4.13%, 11/16/28	860,000	828,872
7.50%, 09/15/29	10,000	11,265
2.25%, 07/01/30Δ	270,000	227,922
4.50%, 06/01/42	90,000	82,902
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Realty Income Corporation REIT
4.88%, 06/01/26Δ	$ 65,000	$ 64,334
3.95%, 08/15/27	150,000	142,658
3.25%, 01/15/31Δ	1,800,000	1,575,463
Regency Centers LP REIT
2.95%, 09/15/29	775,000	665,522
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30	1,500,000	1,196,381
Reinsurance Group of America, Inc.
3.90%, 05/15/29Δ	55,000	49,963
Republic Services, Inc.
2.50%, 08/15/24	190,000	183,353
4.88%, 04/01/29Δ	350,000	349,721
Revvity, Inc.
3.30%, 09/15/29	10,000	8,942
Roche Holdings, Inc.
2.61%, 12/13/51 144A	820,000	556,393
Rocket Mortgage LLC
4.00%, 10/15/33 144A Δ	850,000	665,711
Roper Technologies, Inc.
4.20%, 09/15/28	500,000	480,000
Rush Obligated Group
3.92%, 11/15/29	400,000	368,896
Sabine Pass Liquefaction LLC
5.63%, 03/01/25	450,000	448,428
5.00%, 03/15/27Δ	425,000	418,585
4.20%, 03/15/28	300,000	284,505
5.90%, 09/15/37 144A Δ	25,000	25,398
Sabra Health Care LP REIT
3.90%, 10/15/29	1,500,000	1,224,966
Safehold GL Holdings LLC REIT
2.85%, 01/15/32	750,000	576,333
Santander Holdings U.S.A., Inc.
4.50%, 07/17/25Δ	60,000	58,270
3.24%, 10/05/26	1,100,000	991,384
(Variable, U.S. SOFR + 1.25%), 2.49%, 01/06/28Δ ^	70,000	60,522
SBA Tower Trust
2.84%, 01/15/25 144A	2,200,000	2,089,887
SBA Tower Trust REIT
2.33%, 01/15/28 144A	2,300,000	1,972,035
Schlumberger Holdings Corporation
3.90%, 05/17/28 144A	252,000	237,609
Sempra Energy
3.40%, 02/01/28	275,000	253,346
ServiceNow, Inc.
1.40%, 09/01/30	675,000	534,844
Sherwin-Williams Co. (The)
3.13%, 06/01/24	700,000	683,729
2.95%, 08/15/29	475,000	419,320
Skyworks Solutions, Inc.
1.80%, 06/01/26Δ	2,200,000	1,966,083
Smithfield Foods, Inc.
5.20%, 04/01/29 144A	100,000	92,217
Sotheby's
5.88%, 06/01/29 144A	325,000	253,050
Southern California Edison Co.
3.70%, 08/01/25	2,800,000	2,696,475
	Par	Value
4.20%, 03/01/29	$ 400,000	$ 380,552
4.88%, 03/01/49	30,000	27,001
Southern California Gas Co.
2.95%, 04/15/27	2,100,000	1,960,413
Southern Co. Gas Capital Corporation
3.25%, 06/15/26	300,000	282,930
Southern Copper Corporation
5.25%, 11/08/42Δ	2,500,000	2,393,601
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	460,381
Southern Power Co.
0.90%, 01/15/26Δ	2,200,000	1,972,568
4.95%, 12/15/46	30,000	26,419
Southwestern Electric Power Co.
2.75%, 10/01/26	65,000	59,654
Southwestern Energy Co.
5.38%, 02/01/29Δ	10,000	9,427
5.38%, 03/15/30	70,000	65,390
4.75%, 02/01/32	120,000	105,931
Spirit Realty LP REIT
4.45%, 09/15/26	1,200,000	1,131,321
4.00%, 07/15/29	750,000	660,781
Sprint Capital Corporation
6.88%, 11/15/28	1,500,000	1,591,340
8.75%, 03/15/32	60,000	72,583
Standard Industries, Inc.
5.00%, 02/15/27 144A	200,000	190,802
Starbucks Corporation
3.80%, 08/15/25	625,000	605,486
4.00%, 11/15/28Δ	475,000	455,917
2.55%, 11/15/30	1,900,000	1,619,688
State Street Corporation
(Variable, U.S. SOFR + 0.56%), 1.68%, 11/18/27Δ ^	20,000	17,848
(Variable, U.S. SOFR + 1.72%), 5.82%, 11/04/28Δ ^	55,000	56,384
(Variable, U.S. SOFR + 2.65%), 3.15%, 03/30/31^	240,000	213,620
Steel Dynamics, Inc.
2.40%, 06/15/25	140,000	130,833
1.65%, 10/15/27	275,000	233,832
Stifel Financial Corporation
4.00%, 05/15/30	1,900,000	1,623,849
Sutter Health
2.29%, 08/15/30	215,000	177,905
Synchrony Financial
2.88%, 10/28/31Δ	25,000	18,201
Syneos Health, Inc.
3.63%, 01/15/29 144A Δ	225,000	220,228
Sysco Corporation
6.60%, 04/01/40	645,000	701,694
Tallgrass Energy Partners LP
6.00%, 12/31/30 144A Δ	10,000	8,822
Targa Resources Corporation
4.20%, 02/01/33	610,000	540,415
Targa Resources Partners LP
6.50%, 07/15/27Δ	355,000	352,748
5.00%, 01/15/28	70,000	66,867

See Notes to Financial Statements.

	Par	Value
6.88%, 01/15/29Δ	$1,150,000	$1,174,012
5.50%, 03/01/30	570,000	549,101
4.88%, 02/01/31	285,000	263,706
4.00%, 01/15/32	30,000	25,974
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	46,000	50,910
4.90%, 09/15/44 144A	280,000	253,880
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A Δ	1,440,000	1,230,760
Texas Instruments, Inc.
1.75%, 05/04/30	120,000	100,949
Textron, Inc.
2.45%, 03/15/31Δ	1,700,000	1,403,130
Time Warner Cable Enterprises LLC
8.38%, 07/15/33	390,000	428,668
Time Warner Cable LLC
6.55%, 05/01/37	90,000	86,351
7.30%, 07/01/38	900,000	917,947
5.88%, 11/15/40	300,000	264,889
TJX Cos., Inc. (The)
2.25%, 09/15/26	40,000	36,922
T-Mobile U.S.A., Inc.
3.50%, 04/15/25Δ	1,278,000	1,229,377
2.25%, 02/15/26	10,000	9,198
3.75%, 04/15/27	50,000	47,354
3.38%, 04/15/29	1,370,000	1,238,409
3.88%, 04/15/30	2,006,000	1,849,263
2.55%, 02/15/31Δ	1,570,000	1,305,491
3.50%, 04/15/31	450,000	397,522
2.70%, 03/15/32	610,000	504,268
5.20%, 01/15/33	1,175,000	1,167,949
3.00%, 02/15/41	380,000	278,043
3.40%, 10/15/52	280,000	200,103
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	1,110,000	1,162,662
3.25%, 05/15/30	870,000	774,140
TransDigm, Inc.
6.38%, 06/15/26	350,000	345,883
7.50%, 03/15/27	300,000	300,793
4.63%, 01/15/29	130,000	115,795
Trimble, Inc.
6.10%, 03/15/33	650,000	658,834
Trinity Industries, Inc.
7.75%, 07/15/28 144A	500,000	503,437
Tronox, Inc.
4.63%, 03/15/29 144A Δ	1,225,000	1,019,118
Truist Bank
4.05%, 11/03/25	600,000	572,571
Truist Financial Corporation
(Variable, U.S. SOFR + 0.61%), 1.27%, 03/02/27^	25,000	22,061
(Variable, U.S. SOFR + 2.05%), 6.05%, 06/08/27^	535,000	535,463
(Variable, U.S. SOFR + 0.86%), 1.89%, 06/07/29Δ ^	65,000	54,081
(Variable, U.S. SOFR + 2.36%), 5.87%, 06/08/34^	1,330,000	1,331,152
	Par	Value
Trustage Financial Group, Inc.
4.63%, 04/15/32 144A	$1,300,000	$1,129,716
Tyson Foods, Inc.
4.35%, 03/01/29Δ	5,000	4,760
5.10%, 09/28/48	5,000	4,546
U.S. Bancorp
1.45%, 05/12/25	580,000	541,172
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.54%), 3.70%, 01/15/27ρ ^	775,000	576,910
(Variable, U.S. SOFR + 0.73%), 2.22%, 01/27/28Δ ^	130,000	115,317
(Variable, U.S. SOFR + 1.66%), 4.55%, 07/22/28^	5,000	4,785
(Variable, U.S. SOFR + 2.02%), 5.78%, 06/12/29^	920,000	920,340
(Variable, U.S. SOFR + 2.09%), 5.85%, 10/21/33Δ ^	20,000	20,036
(Variable, U.S. SOFR + 2.26%), 5.84%, 06/12/34^	820,000	826,310
UDR, Inc. REIT
3.20%, 01/15/30Δ	1,200,000	1,061,581
2.10%, 08/01/32	150,000	114,182
Union Pacific Corporation
3.75%, 07/15/25	210,000	203,951
2.89%, 04/06/36	600,000	479,117
3.84%, 03/20/60	480,000	382,654
3.75%, 02/05/70	80,000	60,637
United Airlines, Inc.
4.38%, 04/15/26 144A	370,000	351,872
4.63%, 04/15/29 144A	310,000	282,741
United Parcel Service, Inc.
6.20%, 01/15/38	35,000	39,168
United Rentals North America, Inc.
3.88%, 02/15/31Δ	60,000	52,002
3.75%, 01/15/32	190,000	161,132
UnitedHealth Group, Inc.
3.10%, 03/15/26	5,000	4,787
3.85%, 06/15/28	5,000	4,797
4.00%, 05/15/29	290,000	277,348
5.30%, 02/15/30	1,600,000	1,640,277
2.00%, 05/15/30	150,000	126,339
2.30%, 05/15/31	50,000	42,300
4.20%, 05/15/32	200,000	191,014
5.35%, 02/15/33Δ	3,050,000	3,171,183
6.88%, 02/15/38	40,000	47,656
2.75%, 05/15/40	700,000	520,554
4.25%, 06/15/48	175,000	154,444
4.45%, 12/15/48	50,000	45,607
3.70%, 08/15/49	170,000	136,735
2.90%, 05/15/50	290,000	202,401
5.05%, 04/15/53	560,000	557,036
3.88%, 08/15/59Δ	190,000	154,667
3.13%, 05/15/60	30,000	20,965
Universal Health Services, Inc.
2.65%, 10/15/30	700,000	572,236
University of Chicago (The)
5.42%, 10/01/30	100,000	100,330
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Vanguard Group, Inc. (The)
3.05%, 08/22/50†††	$ 390,000	$ 249,773
Ventas Realty LP REIT
3.00%, 01/15/30Δ	1,700,000	1,456,771
Venture Global Calcasieu Pass LLC
6.25%, 01/15/30 144A	125,000	124,110
3.88%, 11/01/33 144A	200,000	164,044
Verizon Communications, Inc.
3.00%, 03/22/27	70,000	65,348
2.10%, 03/22/28	290,000	254,903
4.33%, 09/21/28	452,000	435,960
3.15%, 03/22/30	490,000	435,706
1.75%, 01/20/31	900,000	710,394
2.55%, 03/21/31Δ	1,860,000	1,553,524
2.36%, 03/15/32	806,000	648,529
4.50%, 08/10/33	790,000	745,783
5.25%, 03/16/37	530,000	525,266
2.65%, 11/20/40	840,000	584,680
3.40%, 03/22/41	80,000	61,793
3.85%, 11/01/42	40,000	32,393
4.13%, 08/15/46	890,000	732,490
4.86%, 08/21/46Δ	290,000	266,066
5.50%, 03/16/47Δ	40,000	40,245
4.00%, 03/22/50	610,000	495,634
2.88%, 11/20/50	425,000	277,256
Vertiv Group Corporation
4.13%, 11/15/28 144A	100,000	90,189
Viatris, Inc.
4.00%, 06/22/50	20,000	13,244
Visa, Inc.
3.15%, 12/14/25	455,000	436,307
2.05%, 04/15/30	270,000	231,564
4.30%, 12/14/45	460,000	427,176
VMware, Inc.
4.65%, 05/15/27Δ	700,000	680,518
3.90%, 08/21/27	500,000	474,346
1.80%, 08/15/28	290,000	243,229
2.20%, 08/15/31	600,000	471,715
Vontier Corporation
2.40%, 04/01/28	700,000	583,964
Voya Financial, Inc.
5.70%, 07/15/43	170,000	163,842
Walgreens Boots Alliance, Inc.
4.10%, 04/15/50Δ	15,000	10,700
Walmart, Inc.
1.05%, 09/17/26Δ	75,000	66,997
1.50%, 09/22/28Δ	150,000	130,335
1.80%, 09/22/31	80,000	66,477
5.25%, 09/01/35Δ	25,000	26,675
Walt Disney Co. (The)
3.70%, 09/15/24	625,000	611,607
6.65%, 11/15/37Δ	150,000	173,556
Warnermedia Holdings, Inc.
6.41%, 03/15/26	260,000	260,274
3.76%, 03/15/27	140,000	130,643
4.05%, 03/15/29Δ	180,000	164,623
4.28%, 03/15/32	3,170,000	2,812,861
5.05%, 03/15/42	370,000	312,066
	Par	Value
5.14%, 03/15/52	$ 990,000	$ 806,762
Waste Management, Inc.
1.15%, 03/15/28	250,000	212,752
WEA Finance LLC REIT
3.75%, 09/17/24 144A	770,000	727,463
Wells Fargo & Co.
4.48%, 01/16/24Δ	396,000	393,088
3.75%, 01/24/24	365,000	360,856
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.45%), 3.90%, 03/15/26ρ ^	700,000	616,717
(Variable, U.S. SOFR + 2.00%), 2.19%, 04/30/26^	490,000	459,339
4.10%, 06/03/26	440,000	422,332
(Variable, U.S. SOFR + 1.56%), 4.54%, 08/15/26^	1,700,000	1,661,801
3.00%, 10/23/26	1,660,000	1,542,050
(Variable, CME Term SOFR 3M + 1.43%), 3.20%, 06/17/27^	70,000	65,772
4.30%, 07/22/27	1,255,000	1,204,901
(Variable, U.S. SOFR + 2.10%), 2.39%, 06/02/28^	70,000	62,429
(Variable, U.S. SOFR + 1.98%), 4.81%, 07/25/28Δ ^	1,800,000	1,760,928
4.15%, 01/24/29	655,000	621,314
(Variable, CME Term SOFR 3M + 1.43%), 2.88%, 10/30/30^	435,000	376,068
(Variable, CME Term SOFR 3M + 4.03%), 4.48%, 04/04/31^	420,000	399,500
(Variable, U.S. SOFR + 1.50%), 3.35%, 03/02/33Δ ^	500,000	428,122
(Variable, U.S. SOFR + 2.10%), 4.90%, 07/25/33^	1,953,000	1,874,399
5.38%, 11/02/43	190,000	179,140
4.65%, 11/04/44	770,000	654,107
4.90%, 11/17/45	370,000	326,093
4.75%, 12/07/46	260,000	221,638
(Variable, CME Term SOFR 3M + 4.50%), 5.01%, 04/04/51^	2,920,000	2,721,985
Welltower OP LLC REIT
4.25%, 04/01/26Δ	898,000	868,935
4.13%, 03/15/29Δ	10,000	9,264
3.10%, 01/15/30	50,000	43,365
Western Digital Corporation
2.85%, 02/01/29	25,000	19,999
Western Midstream Operating LP
4.50%, 03/01/28	60,000	56,637
4.30%, 02/01/30	980,000	880,773
5.45%, 04/01/44	75,000	63,474
5.30%, 03/01/48	65,000	54,359
5.50%, 08/15/48	160,000	134,206
5.50%, 02/01/50	150,000	123,092
Westinghouse Air Brake Technologies Corporation
4.95%, 09/15/28	55,000	53,020
Williams Cos., Inc. (The)
3.90%, 01/15/25	300,000	291,298
7.50%, 01/15/31	100,000	110,031
7.75%, 06/15/31	1,005,000	1,114,887
8.75%, 03/15/32	181,000	214,993

See Notes to Financial Statements.

	Par	Value
5.65%, 03/15/33Δ	$ 525,000	$ 532,171
5.75%, 06/24/44	100,000	97,575
Workday, Inc.
3.70%, 04/01/29Δ	325,000	301,563
3.80%, 04/01/32Δ	225,000	202,648
WP Carey, Inc. REIT
4.00%, 02/01/25Δ	105,000	101,739
3.85%, 07/15/29	900,000	818,080
WR Grace Holdings LLC
4.88%, 06/15/27 144A	730,000	677,938
WRKCo, Inc.
3.75%, 03/15/25	500,000	481,331
4.00%, 03/15/28	1,100,000	1,024,730
4.90%, 03/15/29Δ	60,000	58,071
Xerox Holdings Corporation
5.00%, 08/15/25 144A Δ	1,240,000	1,171,775
Total Corporate Bonds (Cost $578,077,257)		523,087,524
FOREIGN BONDS — 10.2%
Argentina — 0.1%
Argentine Republic Government International Bond
1.00%, 07/09/29	93,932	30,641
(Step to 0.75% on 07/09/23), 0.50%, 07/09/30 STEP	1,044,303	349,389
(Step to 4.88% on 07/09/29), 3.50%, 07/09/41 STEP	810,000	261,574
Provincia de Buenos Aires
(Step to 6.38% on 09/01/23), 5.25%, 09/01/37 144A STEP	666,200	255,654
(Step to 6.38% on 09/01/23), 5.25%, 09/01/37 STEP	150,000	57,562
		954,820
Australia — 0.2%
BHP Billiton Finance U.S.A., Ltd.
5.00%, 09/30/43	170,000	170,203
Commonwealth Bank of Australia
3.90%, 07/12/47 144A Δ	110,000	95,258
Macquarie Bank, Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.70%), 3.05%, 03/03/36 144A ^	225,000	170,884
Macquarie Group, Ltd.
(Variable, U.S. SOFR + 1.07%), 1.34%, 01/12/27 144A ^	250,000	222,650
(Variable, U.S. SOFR + 1.53%), 2.87%, 01/14/33 144A ^	600,000	479,761
(Variable, U.S. SOFR + 2.41%), 4.44%, 06/21/33 144A ^	650,000	580,340
Newcrest Finance Pty, Ltd.
3.25%, 05/13/30 144A	1,276,000	1,126,831
Westpac Banking Corporation
(Variable, USD SOFR ICE Swap Rate 5Y + 2.24%), 4.32%, 11/23/31^	175,000	162,178
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 07/24/34^	$ 275,000	$ 239,393
		3,247,498
Austria — 0.1%
Suzano Austria GmbH
3.75%, 01/15/31	460,000	392,920
3.13%, 01/15/32	720,000	576,845
		969,765
Brazil — 0.1%
Brazilian Government International Bond
5.63%, 01/07/41Δ	340,000	301,637
5.00%, 01/27/45	2,050,000	1,602,958
Vale Overseas, Ltd.
6.13%, 06/12/33	100,000	100,304
6.88%, 11/21/36	484,000	506,558
		2,511,457
Canada — 0.4%
Alimentation Couche-Tard, Inc.
3.55%, 07/26/27 144A	75,000	69,641
Bank of Montreal
1.85%, 05/01/25Δ	500,000	467,227
(Variable, U.S. SOFR + 0.60%), 0.95%, 01/22/27^	70,000	62,482
(Variable, USD Swap 5Y + 1.43%), 3.80%, 12/15/32^	100,000	88,180
Bank of Nova Scotia (The)
1.30%, 06/11/25	270,000	248,287
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.05%), 4.59%, 05/04/37^	260,000	224,290
Brookfield Finance, Inc.
3.50%, 03/30/51	820,000	544,240
Canadian National Railway Co.
2.45%, 05/01/50Δ	35,000	22,419
Canadian Pacific Railway Co.
3.10%, 12/02/51	370,000	262,979
CGI, Inc.
1.45%, 09/14/26	2,300,000	2,032,623
Enbridge, Inc.
2.50%, 08/01/33	850,000	664,618
Fairfax Financial Holdings, Ltd.
4.85%, 04/17/28	400,000	385,124
5.63%, 08/16/32	800,000	773,384
First Quantum Minerals, Ltd.
8.63%, 06/01/31 144A	200,000	205,226
Intact Financial Corporation
5.46%, 09/22/32 144A	600,000	598,225
Rogers Communications, Inc.
3.80%, 03/15/32 144A	650,000	568,436
4.35%, 05/01/49	25,000	19,768
Royal Bank of Canada
1.15%, 06/10/25Δ	260,000	240,099
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Teck Resources, Ltd.
6.00%, 08/15/40	$ 10,000	$ 9,782
Toronto-Dominion Bank (The)
1.15%, 06/12/25Δ	260,000	239,696
4.46%, 06/08/32Δ	775,000	736,014
		8,462,740
Chile — 0.1%
Chile Government International Bond
2.45%, 01/31/31Δ	1,800,000	1,555,655
4.95%, 01/05/36	330,000	326,157
		1,881,812
China — 0.2%
Avolon Holdings Funding, Ltd.
2.88%, 02/15/25 144A	800,000	744,420
2.13%, 02/21/26 144A	2,500,000	2,223,719
4.25%, 04/15/26 144A	125,000	116,538
Park Aerospace Holdings, Ltd.
5.50%, 02/15/24 144A	60,000	59,332
Sinopec Group Overseas Development 2014, Ltd.
4.38%, 04/10/24 144A	390,000	385,973
		3,529,982
Colombia — 0.1%
Colombia Government International Bond
4.13%, 02/22/42	650,000	416,123
5.63%, 02/26/44	1,080,000	806,904
Ecopetrol SA
6.88%, 04/29/30	40,000	36,520
8.88%, 01/13/33	310,000	307,239
5.88%, 05/28/45	1,420,000	974,240
		2,541,026
Denmark — 0.1%
Danske Bank A/S
5.38%, 01/12/24 144A	540,000	536,931
(Variable, ICE LIBOR USD 3M + 1.59%), 3.24%, 12/20/25 144A ^	220,000	208,971
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 1.62%, 09/11/26 144A ^	1,800,000	1,615,619
Jyske Realkredit A/S
1.50%, 10/01/53(D) †††	1	—
Realkredit Danmark A/S
1.50%, 10/01/53(D) †††	1	—
		2,361,521
Finland — 0.0%
Nokia OYJ
4.38%, 06/12/27	9,000	8,485
France — 0.8%
BNP Paribas SA
(Variable, USD Swap 5Y + 4.15%), 6.63%, 03/25/24 144A ρ ^	200,000	192,825
	Par	Value
3.38%, 01/09/25 144A	$ 450,000	$ 432,426
(Variable, ICE LIBOR USD 3M + 2.24%), 4.71%, 01/10/25 144A ^	650,000	644,331
(Variable, U.S. SOFR + 2.07%), 2.22%, 06/09/26 144A ^	1,790,000	1,656,398
(Variable, U.S. SOFR + 1.00%), 1.32%, 01/13/27 144A ^	775,000	687,774
4.40%, 08/14/28 144A	1,040,000	982,758
(Variable, U.S. SOFR + 1.61%), 1.90%, 09/30/28 144A ^	1,800,000	1,534,984
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.45%), 5.13%, 01/13/29 144A ^	1,110,000	1,087,027
(Variable, USD Swap 5Y + 1.48%), 4.38%, 03/01/33 144A ^	880,000	796,910
BPCE SA
4.00%, 09/12/23 144A	750,000	746,626
4.63%, 09/12/28 144A	375,000	351,920
(Variable, U.S. SOFR + 1.31%), 2.28%, 01/20/32 144A ^	375,000	289,885
(Variable, U.S. SOFR + 1.73%), 3.12%, 10/19/32 144A ^	875,000	676,264
(Variable, U.S. SOFR + 2.87%), 5.75%, 07/19/33 144A ^	600,000	586,381
Credit Agricole SA
(Variable, USD Swap 5Y + 4.32%), 6.88%, 09/23/24 144A ρ ^	300,000	289,848
4.38%, 03/17/25Δ	275,000	265,032
(Variable, U.S. SOFR + 1.68%), 1.91%, 06/16/26 144A ^	2,025,000	1,865,229
4.13%, 01/10/27 144A	450,000	427,819
(Variable, USD Swap 5Y + 1.64%), 4.00%, 01/10/33 144A ^	250,000	222,801
Danone SA
2.59%, 11/02/23 144A	650,000	643,285
2.95%, 11/02/26 144A	310,000	290,109
Societe Generale SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	1,700,000	1,496,968
TotalEnergies Capital International SA
3.46%, 02/19/29	5,000	4,653
2.83%, 01/10/30	35,000	31,353
3.13%, 05/29/50	25,000	18,183
TotalEnergies Capital SA
3.88%, 10/11/28	5,000	4,796
		16,226,585
Germany — 0.4%
Deutsche Bank AG
(Variable, U.S. SOFR + 2.16%), 2.22%, 09/18/24^	2,100,000	2,073,585
(Variable, U.S. SOFR + 3.19%), 6.12%, 07/14/26^	1,800,000	1,780,648

See Notes to Financial Statements.

	Par	Value
(Variable, 1.85% - Euribor 3M), 1.38%, 09/03/26(E) ^	$1,500,000	$1,504,678
(Variable, U.S. SOFR + 1.87%), 2.13%, 11/24/26^	450,000	400,582
(Variable, 2.05% - Euribor 3M), 1.75%, 11/19/30(E) ^	900,000	777,189
(Variable, 2.05% - Euribor 3M), 1.75%, 11/19/30(E) ^	800,000	690,834
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 5.88%, 05/23/42 144A ^	1,200,000	1,206,812
		8,434,328
Hong Kong — 0.0%
AIA Group, Ltd.
3.90%, 04/06/28 144A Δ	200,000	191,389
Hungary — 0.0%
Hungary Government International Bond
6.13%, 05/22/28	500,000	508,283
Indonesia — 0.0%
Indonesia Government International Bond
3.05%, 03/12/51	290,000	213,138
3.35%, 03/12/71	240,000	166,833
Perusahaan Penerbit SBSN Indonesia III
2.55%, 06/09/31 144A	590,000	503,610
		883,581
Ireland — 0.3%
AerCap Ireland Capital DAC
4.88%, 01/16/24	350,000	347,612
3.15%, 02/15/24	330,000	323,806
6.50%, 07/15/25	290,000	291,623
2.45%, 10/29/26	1,160,000	1,036,950
3.00%, 10/29/28	1,480,000	1,280,846
3.30%, 01/30/32	1,375,000	1,125,549
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/35	250,000	236,457
Johnson Controls International PLC
4.90%, 12/01/32Δ	200,000	198,288
SMBC Aviation Capital Finance DAC
4.13%, 07/15/23 144A	900,000	899,289
STERIS Irish FinCo Unlimited Co.
2.70%, 03/15/31	843,000	703,124
		6,443,544
Israel — 0.0%
Israel Government International Bond
2.75%, 07/03/30	260,000	229,996
	Par	Value
3.38%, 01/15/50	$ 430,000	$ 323,962
		553,958
Italy — 0.3%
Intesa Sanpaolo SpA
5.02%, 06/26/24 144A	1,310,000	1,269,380
3.25%, 09/23/24 144A Δ	1,400,000	1,343,592
5.71%, 01/15/26 144A	200,000	190,531
UniCredit SpA
7.83%, 12/04/23 144A	3,100,000	3,118,636
		5,922,139
Japan — 2.3%
Japan Finance Organization for Municipalities
2.13%, 10/25/23 144A	2,200,000	2,176,572
Japan Treasury Discount Bill
0.00%, 07/31/23(J) »	4,510,000,000	31,259,487
0.00%, 08/28/23(J) »	279,000,000	1,934,029
Mitsubishi UFJ Financial Group, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.13%), 3.84%, 04/17/26Δ ^	270,000	259,725
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.30%), 4.08%, 04/19/28^	270,000	256,372
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%), 5.13%, 07/20/33^	1,250,000	1,226,498
4.29%, 07/26/38	30,000	26,754
Mizuho Financial Group, Inc.
(Variable, CME Term SOFR 3M + 1.09%), 2.23%, 05/25/26Δ ^	1,600,000	1,484,502
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.05%), 5.41%, 09/13/28Δ ^	1,700,000	1,687,748
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 5.67%, 05/27/29^	400,000	399,409
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.25%), 3.26%, 05/22/30^	2,100,000	1,855,010
Nissan Motor Co., Ltd.
3.04%, 09/15/23 144A	330,000	327,691
3.52%, 09/17/25 144A	3,210,000	2,987,599
4.35%, 09/17/27 144A	770,000	700,867
Nomura Holdings, Inc.
2.61%, 07/14/31	270,000	214,465
Sumitomo Mitsui Financial Group, Inc.
1.90%, 09/17/28	2,300,000	1,934,282
		48,731,010
Jersey — 0.0%
Aptiv PLC
3.10%, 12/01/51Δ	10,000	6,296
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Galaxy Pipeline Assets Bidco, Ltd.
2.94%, 09/30/40	$ 892,859	$ 718,485
		724,781
Kazakhstan — 0.0%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	200,000	186,082
Luxembourg — 0.0%
Altice Financing SA
5.75%, 08/15/29 144A Δ	250,000	193,925
ArcelorMittal SA
6.55%, 11/29/27	600,000	615,774
7.00%, 10/15/39Δ	85,000	88,847
		898,546
Mexico — 1.2%
Mexican Bonos
7.75%, 11/23/34(M)	15,250,000	832,349
7.75%, 11/13/42(M)	259,825,200	13,625,682
8.00%, 11/07/47(M)	43,320,000	2,314,179
Mexico City Airport Trust
3.88%, 04/30/28 144A	360,000	339,791
Mexico Government International Bond
2.66%, 05/24/31	760,000	633,691
4.75%, 04/27/32	2,300,000	2,197,057
3.50%, 02/12/34	2,011,000	1,689,380
6.35%, 02/09/35	430,000	453,130
4.28%, 08/14/41	200,000	165,033
6.34%, 05/04/53	200,000	204,232
3.77%, 05/24/61	702,000	479,059
Orbia Advance Corporation SAB de CV
1.88%, 05/11/26 144A	350,000	313,950
2.88%, 05/11/31 144A	520,000	413,252
Petroleos Mexicanos
6.88%, 08/04/26	200,000	186,950
6.38%, 01/23/45Δ	370,000	227,623
6.75%, 09/21/47	19,000	11,949
		24,087,307
Netherlands — 0.8%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	193,076
Cooperatieve Rabobank UA
4.38%, 08/04/25	670,000	647,007
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.34%, 06/24/26 144A ^	810,000	741,110
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.22%), 3.65%, 04/06/28 144A ^	280,000	259,524
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.75%), 4.66%, 08/22/28 144A ^	2,300,000	2,203,130
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.42%), 3.76%, 04/06/33 144A ^	$ 270,000	$ 234,795
Deutsche Telekom International Finance BV
8.75%, 06/15/30	35,000	41,940
Enel Finance International NV
1.88%, 07/12/28 144A	1,150,000	965,531
5.00%, 06/15/32 144A	1,200,000	1,135,305
ING Groep NV
4.63%, 01/06/26 144A	1,600,000	1,561,136
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.40%, 07/01/26 144A ^	1,000,000	910,994
JDE Peet's NV
1.38%, 01/15/27 144A	475,000	412,374
MEGlobal BV
4.25%, 11/03/26 144A	520,000	499,757
NXP BV
2.70%, 05/01/25	1,870,000	1,773,146
3.88%, 06/18/26	1,500,000	1,441,524
3.40%, 05/01/30	250,000	221,365
2.50%, 05/11/31	200,000	163,101
Petrobras Global Finance BV
6.00%, 01/27/28	600,000	599,457
6.85%, 06/05/15π	550,000	479,022
Prosus NV
3.68%, 01/21/30 144A	200,000	169,898
3.06%, 07/13/31 144A Δ	1,120,000	876,112
4.03%, 08/03/50 144A	220,000	138,395
3.83%, 02/08/51 144A	420,000	258,293
Shell International Finance BV
2.88%, 05/10/26	245,000	233,440
4.13%, 05/11/35	10,000	9,296
4.55%, 08/12/43	120,000	111,072
4.38%, 05/11/45	660,000	595,771
4.00%, 05/10/46	330,000	280,727
3.25%, 04/06/50Δ	310,000	230,995
		17,387,293
New Zealand — 0.0%
ASB Bank, Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.25%), 5.28%, 06/17/32 144A ^	600,000	576,320
Norway — 0.0%
Aker BP ASA
2.00%, 07/15/26 144A	438,000	393,543
Panama — 0.1%
Panama Government International Bond
2.25%, 09/29/32	890,000	682,333
6.40%, 02/14/35	600,000	627,198

See Notes to Financial Statements.

	Par	Value
4.50%, 04/16/50	$ 250,000	$ 194,370
		1,503,901
Paraguay — 0.0%
Paraguay Government International Bond
3.85%, 06/28/33 144A Δ	240,000	208,900
Peru — 0.0%
Peruvian Government International Bond
2.78%, 01/23/31	320,000	274,355
5.63%, 11/18/50Δ	330,000	341,520
2.78%, 12/01/60	10,000	6,141
3.23%, 07/28/21~	50,000	30,388
		652,404
Qatar — 0.1%
Qatar Government International Bond
3.38%, 03/14/24 144A	560,000	552,022
5.10%, 04/23/48Δ	1,000,000	998,366
QatarEnergy
3.13%, 07/12/41 144A	200,000	153,450
3.30%, 07/12/51 144A	200,000	147,217
		1,851,055
Romania — 0.2%
Romanian Government International Bond
3.00%, 02/27/27 144A	2,320,000	2,105,806
3.62%, 05/26/30(E) 144A	250,000	239,718
3.00%, 02/14/31 144A	130,000	108,075
2.00%, 01/28/32(E) 144A	70,000	56,272
2.00%, 04/14/33(E)	2,400,000	1,854,586
3.38%, 01/28/50(E) 144A	60,000	41,153
3.38%, 01/28/50(E)	70,000	48,012
		4,453,622
Russia — 0.1%
Russian Federal Bond - OFZ
7.75%, 09/16/26(Q)	9,710,000	56,795
8.15%, 02/03/27(Q)	87,410,000	511,275
7.05%, 01/19/28(Q)	110,471,000	646,163
6.90%, 05/23/29(Q)	265,037,000	177,679
7.25%, 05/10/34(Q)	48,570,000	195,365
7.70%, 03/16/39(Q)	135,260,000	544,063
		2,131,340
Saudi Arabia — 0.1%
Greensaif Pipelines Bidco S.a.r.l.
6.13%, 02/23/38 144A	200,000	204,569
Saudi Arabian Oil Co.
3.50%, 04/16/29	1,130,000	1,042,854
		1,247,423
Singapore — 0.0%
Flex, Ltd.
4.88%, 06/15/29	40,000	38,281
Greenko Power II, Ltd.
4.30%, 12/13/28 144A Δ	185,500	161,694
		199,975
	Par	Value
South Africa — 0.0%
Republic of South Africa Government International Bond
4.30%, 10/12/28	$ 280,000	$ 248,010
5.88%, 04/20/32	360,000	319,649
7.30%, 04/20/52	370,000	311,976
		879,635
South Korea — 0.0%
Export-Import Bank of Korea
5.00%, 01/11/28	240,000	240,830
5.13%, 01/11/33	200,000	205,181
Korea Hydro & Nuclear Power Co., Ltd.
4.25%, 07/27/27 144A	250,000	242,448
		688,459
Spain — 0.1%
Banco Santander SA
2.75%, 05/28/25	1,400,000	1,315,116
3.31%, 06/27/29	400,000	356,707
2.75%, 12/03/30	200,000	156,939
Telefonica Emisiones SA
5.21%, 03/08/47	400,000	348,202
		2,176,964
Supranational — 0.1%
African Export-Import Bank (The)
3.80%, 05/17/31 144A	250,000	201,524
Asian Development Bank
6.55%, 01/26/25(S)	34,000,000	1,730,810
		1,932,334
Switzerland — 0.8%
Credit Suisse AG
6.50%, 08/08/23 144A	225,000	224,181
7.95%, 01/09/25	740,000	755,388
2.95%, 04/09/25	665,000	625,302
7.50%, 02/15/28	890,000	946,277
Credit Suisse Group AG
(Variable, U.S. SOFR + 1.56%), 2.59%, 09/11/25 144A ^	677,000	645,577
(Variable, U.S. SOFR + 2.04%), 2.19%, 06/05/26 144A ^	610,000	559,673
(Variable, U.S. SOFR Index + 0.98%), 1.31%, 02/02/27 144A ^	400,000	350,467
4.28%, 01/09/28 144A	1,800,000	1,665,001
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	425,000	384,579
(Variable, U.S. SOFR + 3.73%), 4.19%, 04/01/31 144A ^	630,000	561,066
(Variable, U.S. SOFR + 1.73%), 3.09%, 05/14/32 144A ^	755,000	611,055
(Variable, U.S. SOFR + 3.92%), 6.54%, 08/12/33 144A ^	3,900,000	3,997,554
(Variable, U.S. SOFR + 5.02%), 9.02%, 11/15/33 144A ^	700,000	839,569
UBS AG
4.50%, 06/26/48 144A	280,000	254,297
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
UBS Group AG
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	$ 840,000	$ 813,245
4.55%, 04/17/26Δ	1,390,000	1,336,913
4.25%, 03/23/28 144A	760,000	706,008
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.40%), 4.99%, 08/05/33 144A ^	600,000	556,244
		15,832,396
United Arab Emirates — 0.0%
DP World, Ltd.
5.63%, 09/25/48 144A	620,000	580,447
United Kingdom — 1.1%
Anglo American Capital PLC
3.63%, 09/11/24 144A	700,000	680,613
4.00%, 09/11/27 144A	220,000	207,038
Barclays PLC
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	800,000	749,672
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 3.05%), 7.33%, 11/02/26Δ ^	525,000	536,972
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 3.30%), 7.39%, 11/02/28Δ ^	1,000,000	1,042,479
(Variable, ICE LIBOR USD 3M + 1.90%), 4.97%, 05/16/29Δ ^	1,760,000	1,664,847
(Variable, ICE LIBOR USD 3M + 3.05%), 5.09%, 06/20/30^	1,450,000	1,319,858
BP Capital Markets PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.40%), 4.88%, 03/22/30ρ ^	650,000	592,881
British Telecommunications PLC
9.63%, 12/15/30	30,000	36,932
CK Hutchison International 23, Ltd.
4.75%, 04/21/28 144A	200,000	197,876
Hammerson PLC REIT
3.50%, 10/27/25(U)	100,000	110,511
HSBC Holdings PLC
(Variable, CME Term SOFR 3M + 1.47%), 3.80%, 03/11/25^	625,000	612,964
4.25%, 08/18/25	220,000	211,396
(Variable, U.S. SOFR + 1.54%), 1.65%, 04/18/26^	225,000	207,356
(Variable, U.S. SOFR + 1.93%), 2.10%, 06/04/26^	370,000	342,574
(Variable, U.S. SOFR + 1.97%), 6.16%, 03/09/29^	2,650,000	2,675,074
(Variable, CME Term SOFR 3M + 1.80%), 4.58%, 06/19/29^	310,000	292,027
4.95%, 03/31/30	200,000	197,106
(Variable, U.S. SOFR + 1.41%), 2.87%, 11/22/32^	440,000	355,077
(Variable, U.S. SOFR + 2.53%), 4.76%, 03/29/33^	580,000	523,847
	Par	Value
(Variable, U.S. SOFR + 2.39%), 6.25%, 03/09/34^	$ 800,000	$ 820,490
6.50%, 09/15/37	120,000	125,798
6.10%, 01/14/42	25,000	26,503
Lloyds Bank PLC
0.00%, 04/02/32 STEP	2,000,000	1,254,088
Lloyds Banking Group PLC
3.90%, 03/12/24	210,000	206,760
4.38%, 03/22/28Δ	2,400,000	2,278,080
4.55%, 08/16/28Δ	230,000	217,801
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.70%), 5.87%, 03/06/29^	600,000	595,638
Nationwide Building Society
4.85%, 07/27/27 144A	650,000	629,830
NatWest Group PLC
(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 03/22/25^	1,215,000	1,193,766
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.85%), 7.47%, 11/10/26^	600,000	614,009
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.10%), 3.75%, 11/01/29^	200,000	187,828
Royalty Pharma PLC
3.30%, 09/02/40	15,000	10,690
3.55%, 09/02/50Δ	10,000	6,762
Santander UK Group Holdings PLC
(Variable, U.S. SOFR + 2.75%), 6.83%, 11/21/26^	300,000	300,855
(Variable, U.S. SOFR + 1.48%), 2.90%, 03/15/32^	1,200,000	971,248
Society of Lloyd's
4.75%, 10/30/24(U)	100,000	123,115
Virgin Media Secured Finance PLC
5.50%, 05/15/29 144A	210,000	190,154
Vmed O2 UK Financing I PLC
4.75%, 07/15/31 144A	220,000	183,164
		22,493,679
Uruguay — 0.0%
Uruguay Government International Bond
4.38%, 01/23/31	90,000	88,885
Total Foreign Bonds (Cost $242,107,923)		215,539,214
LOAN AGREEMENTS — 0.9%
Acrisure LLC 2021-2 Additional Term Loan
(Floating, ICE LIBOR USD 1M + 4.25%, 0.50% Floor), 9.44%, 02/15/27†	198,990	195,425
Ali Group North America Corporation Initial Tranche B Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.00%), 7.22%, 07/30/29†	126,333	126,475

See Notes to Financial Statements.

	Par	Value
AmWINS Group, Inc. February 2023 Incremental Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.75%, 0.75% Floor), 7.95%, 02/19/28†	$129,350	$129,202
APi Group DE, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.50%), 7.72%, 10/01/26†	196,895	197,401
Apple Bidco LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.75%, 0.50% Floor), 7.97%, 09/22/28†	228,838	227,244
Ascend Performance Materials Operations LLC 2021 Refinancing Term Loan
(Floating, ICE CME Term SOFR USD 6M + 4.75%, 0.75% Floor), 9.71%, 08/27/26†	592,405	581,851
Asurion LLC New B-11 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 4.25%), 9.45%, 08/19/28†	259,103	247,039
Asurion LLC New B-9 Term Loan
(Floating, ICE LIBOR USD 3M + 3.25%), 8.79%, 07/31/27†	234,600	222,394
athenahealth Group, Inc. Initial DDTL
0, 0.00%, 02/15/29† ≈	114,130	110,136
athenahealth Group, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 8.59%, 02/15/29†	926,700	894,266
Avolon TLB Borrower 1 LLC Term B-5 Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 7.40%, 12/01/27†	175,500	175,487
Bombardier Recreational Products, Inc. 2022-2 Incremental Loan
(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 8.60%, 12/13/29†	248,750	249,178
Brown Group Holding LLC Incremental Term B-2 Facility
(Floating, ICE CME Term SOFR USD 3M + 3.75%, 0.50% Floor), 8.80%, 07/02/29†	430,495	430,187
(Floating, ICE CME Term SOFR USD 3M + 3.75%, 0.50% Floor), 8.85%, 07/02/29†	14,879	14,869
(Floating, ICE CME Term SOFR USD 3M + 3.75%, 0.50% Floor), 9.01%, 07/02/29†	150,126	150,019
Brown Group Holding LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.50%, 0.50% Floor), 7.70%, 06/07/28†	314,007	309,656
	Par	Value
Cast & Crew LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.50%), 8.69%, 02/09/26†	$247,416	$243,937
Castlelake Aviation One Designated Activity Co. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.50% Floor), 8.30%, 10/22/26†	136,711	136,299
Charter Communications Operating LLC Term B-1 Loan
(Floating, ICE CME Term SOFR USD 3M + 1.75%), 6.80%, 04/30/25†	897,942	898,503
Charter Communications Operating LLC Term B-2 Loan
(Floating, ICE CME Term SOFR USD 3M + 1.75%), 6.80%, 02/01/27†	126,389	125,783
Citadel Securities LP 2021 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.50%), 7.72%, 02/02/28†	872,768	872,633
Clarios Global LP 2023 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.75%), 8.85%, 05/06/30†	170,000	169,814
Cloudera, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.50% Floor), 8.95%, 10/08/28†	217,250	212,566
Coherent Corporation Initial Term B Loan
0, 0.00%, 07/02/29† Σ	20,313	20,306
(Floating, ICE CME Term SOFR USD 1M + 2.75%, 0.50% Floor), 7.97%, 07/02/29†	456,346	456,205
CP Atlas Buyer, Inc. Term B Loan
(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.50% Floor), 8.95%, 11/23/27†	149,257	140,898
DCert Buyer, Inc. Initial Term Loan
0, 0.00%, 10/16/26† Σ	300,000	297,891
(Floating, ICE CME Term SOFR USD 3M + 4.00%), 9.26%, 10/16/26†	424,927	421,940
Emrld Borrower LP Initial Term B Loan
0, 0.00%, 05/31/30† Σ	370,000	370,462
Energizer Holdings, Inc. 2020 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.25%, 0.50% Floor), 7.44%, 12/22/27†	117,483	117,043
EyeCare Partners LLC Amendment No. 1 Term Loan
(Floating, ICE CME Term SOFR USD 3M + 3.75%, 0.50% Floor), 9.25%, 11/15/28†	592,500	430,798
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
EyeCare Partners LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 3M + 3.75%), 9.25%, 02/18/27†	$ 397,319	$ 295,144
First Brands Group LLC 2021 Term Loan
(Floating, ICE CME Term SOFR USD 6M + 5.00%, 1.00% Floor), 10.25%, 03/30/27†	592,424	581,503
Focus Financial Partners LLC Tranche B-5 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.25%, 0.50% Floor), 8.35%, 06/30/28†	84,321	83,817
Gen Digital, Inc. Initial Tranche B Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.00%, 0.50% Floor), 7.20%, 09/12/29†	677,048	674,513
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 3M + 2.00%), 7.34%, 12/30/26†	706,375	706,558
Global Medical Response, Inc. 2021 Refinancing Term Loan
(Floating, ICE LIBOR USD 1M + 4.25%), 9.44%, 10/02/25†	590,792	335,274
Harbor Freight Tools U.S.A., Inc. Initial Loan
(Floating, ICE CME Term SOFR USD 1M + 2.75%, 0.50% Floor), 7.97%, 10/19/27†	749,258	740,361
Hilton Worldwide Finance LLC Refinanced Series B-2 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 1.75%), 6.94%, 06/22/26†	710,000	710,252
HV Eight LLC Loan
(Floating, ICE USD CHECK + 3.50%, 1.00% Floor), 6.42%, 12/22/25(E) †	700,000	763,840
Medline Borrower LP Initial Dollar Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.25%, 0.50% Floor), 8.35%, 10/23/28†	628,409	621,927
Mileage Plus Holdings LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 5.25%, 1.00% Floor), 10.76%, 06/21/27†	1,206,400	1,255,410
New Trojan Parent, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.25%), 8.46%, 01/06/28†	446,452	252,107
(Floating, ICE CME Term SOFR USD 1M + 3.25%), 8.47%, 01/06/28†	47,251	26,682
Nexstar Media, Inc. Term B-4 Loan
(Floating, ICE CME Term SOFR USD 1M + 2.50%), 7.72%, 09/18/26†	252,471	252,515
	Par	Value
Peraton Corporation Term B Loan
(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.75% Floor), 8.95%, 02/01/28†	$ 708,155	$ 697,154
QUIKRETE Holdings, Inc. B-1 Fourth Amendment Loan
(Floating, ICE CME Term SOFR USD 1M + 3.00%), 8.22%, 03/19/29†	358,186	358,983
Rackspace Technology Global, Inc. 2021 Term B Loan
(Floating, ICE CME Term SOFR USD 1M + 2.75%, 0.75% Floor), 8.00%, 02/15/28†	125,880	58,423
Setanta Aircraft Leasing DAC Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 7.54%, 11/05/28†	680,000	680,911
UFC Holdings LLC Term B-3 Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 8.05%, 04/29/26†	336,389	336,411
USIC Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.50%, 0.75% Floor), 8.69%, 05/12/28†	296,226	281,662
Verscend Holding Corporation Term B-1 Loan
(Floating, ICE CME Term SOFR USD 1M + 4.00%), 9.22%, 08/27/25†	204,732	204,924
VFH Parent LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.00%, 0.50% Floor), 8.19%, 01/13/29†	277,200	276,637
Total Loan Agreements (Cost $20,066,202)		19,370,915
MORTGAGE-BACKED SECURITIES — 43.9%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 6.06%, 09/15/34 144A †	1,510,000	1,465,656
3650R Commercial Mortgage Trust, Series 2021-PF1, Class AS
2.78%, 11/15/54	750,000	586,485
Alba PLC, Series 2007-1, Class A3
(Floating, SONIA Interest Rate + 0.29%), 5.19%, 03/17/39(U) †	426,778	517,682
Alternative Loan Trust, Series 2006-OA11, Class A1B
(Floating, ICE LIBOR USD 1M + 0.38%, 0.38% Floor), 5.53%, 09/25/46†	154,210	144,257
Angel Oak Mortgage Trust, Series 2023-1, Class A1
(Step to 4.83% on 02/25/27), 4.75%, 09/26/67 144A STEP	1,151,475	1,101,723
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5
2.76%, 05/15/53 144A	1,300,000	1,111,723

See Notes to Financial Statements.

	Par	Value
AREIT LLC, Series 2022-CRE7, Class A
(Floating, CME Term SOFR 1M + 2.24%, 2.24% Floor), 7.33%, 06/17/39 144A †	$1,440,000	$1,438,697
AREIT Trust, Series 2021-CRE5, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 6.24%, 11/17/38 144A †	1,860,340	1,823,725
Atlas Funding PLC, Series 2021-1, Class A
(Floating, SONIA Interest Rate + 0.90%), 5.43%, 07/25/58(U) †	1,323,254	1,681,228
BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC, Class A
2.63%, 01/15/32 144A	2,000,000	1,610,215
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 6.24%, 09/15/38 144A †	2,300,000	2,099,525
Banc of America Funding Trust, Series 2005-D, Class A1
4.38%, 05/25/35† γ	182,505	169,838
Banc of America Mortgage Trust, Series 2004-F, Class 1A1
5.27%, 07/25/34† γ	17,926	16,485
BANK, Series 2017-BNK9, Class XA
0.91%, 11/15/54† IO γ	7,901,529	196,745
BANK, Series 2019-BNK19, Class D
3.00%, 08/15/61 144A	100,000	40,425
BANK, Series 2022-BNK40, Class A4
3.51%, 03/15/64† γ	2,100,000	1,831,298
BANK, Series 2022-BNK43, Class A5
4.40%, 08/15/55	1,000,000	939,372
BANK, Series 2022-BNK44, Class A5
5.94%, 11/15/55† γ	290,000	301,156
BANK, Series 2023-5YR2, Class A3
6.66%, 06/15/28	1,400,000	1,445,931
BBCCRE Trust, Series 2015-GTP, Class A
3.97%, 08/10/33 144A	1,600,000	1,481,674
BBCCRE Trust, Series 2015-GTP, Class D
4.71%, 08/10/33 144A † γ	390,000	306,304
BBCMS Mortgage Trust, Series 2018-C2, Class A5
4.31%, 12/15/51	1,700,000	1,602,310
BBCMS Mortgage Trust, Series 2020-C6, Class ASB
2.60%, 02/15/53	1,800,000	1,618,737
	Par	Value
BBCMS Mortgage Trust, Series 2021-C9, Class A5
2.30%, 02/15/54	$ 600,000	$ 487,779
BBCMS Mortgage Trust, Series 2022-C17, Class AS
4.97%, 09/15/55	850,000	801,305
BBCMS Mortgage Trust, Series 2023-C20, Class A5
5.58%, 07/15/56	1,000,000	1,031,297
Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2
4.19%, 05/25/35† γ	68,844	65,110
Bear Stearns ARM Trust, Series 2002-11, Class 1A1
4.48%, 02/25/33† γ	2,013	1,996
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1
4.07%, 01/26/36† γ	183,426	131,821
Bellemeade Re, Ltd., Series 2021-2A, Class M1B
(Floating, U.S. 30-Day Average SOFR + 1.50%, 1.50% Floor), 6.57%, 06/25/31 144A †	310,000	306,465
Benchmark Mortgage Trust, Series 2018-B3, Class A5
4.03%, 04/10/51	420,000	388,509
Benchmark Mortgage Trust, Series 2019-B9, Class A5
4.02%, 03/15/52	1,800,000	1,636,273
Benchmark Mortgage Trust, Series 2020-B20, Class XA
1.73%, 10/15/53† IO γ	3,474,434	249,628
Benchmark Mortgage Trust, Series 2021-B28, Class XA
1.39%, 08/15/54† IO γ	3,842,006	268,287
Benchmark Mortgage Trust, Series 2023-B38, Class A4
5.52%, 04/15/56	300,000	305,600
BMO Mortgage Trust, Series 2023-C4, Class A5
5.12%, 02/15/56	1,250,000	1,237,787
BMO Mortgage Trust, Series 2023-C5, Class A5
5.77%, 06/15/56	1,200,000	1,245,778
BRAVO Residential Funding Trust, Series 2022-NQM3, Class A1
5.11%, 07/25/62 144A † γ	281,631	272,119
BWAY Mortgage Trust, Series 2021-1450, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 6.44%, 09/15/36 144A †	2,300,000	2,222,924
BX Commercial Mortgage Trust, Series 2019-XL, Class F
(Floating, CME Term SOFR 1M + 2.11%, 2.00% Floor), 7.26%, 10/15/36 144A †	1,249,500	1,230,228
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
BX Commercial Mortgage Trust, Series 2021-21M, Class A
(Floating, ICE LIBOR USD 1M + 0.73%, 0.73% Floor), 5.92%, 10/15/36 144A †	$1,713,527	$1,661,442
BX Commercial Mortgage Trust, Series 2021-VOLT, Class D
(Floating, ICE LIBOR USD 1M + 1.65%, 1.65% Floor), 6.84%, 09/15/36 144A †	1,350,000	1,279,452
BX Trust, Series 2023-DELC, Class B
(Floating, CME Term SOFR 1M + 3.34%, 3.34% Floor), 8.34%, 05/15/38 144A †	500,000	500,119
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class A2
3.62%, 05/15/52	630,000	597,573
CFMT LLC Series 2022-HB9, Class A
3.25%, 09/25/37 144A	1,197,407	1,103,506
CFMT LLC, Series 2022-HB8, Class M2
3.75%, 04/25/25 144A	2,500,000	2,293,190
CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2A2
4.28%, 02/19/34† γ	114,342	110,705
CIM Trust, Series 2023-R4, Class A1
5.00%, 05/25/62 144A † γ	656,884	641,079
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class B
4.18%, 07/10/47	370,000	340,924
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class A5
2.87%, 08/10/56	1,450,000	1,246,742
Citigroup Commercial Mortgage Trust, Series 2021-KEYS, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 6.37%, 10/15/36 144A †	2,300,000	2,254,279
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A
6.36%, 07/10/28 144A † γ	900,000	916,513
Citigroup Mortgage Loan Trust, Series 2022-A, Class A1
(Step to 9.17% on 09/25/25), 6.17%, 09/25/62 144A STEP	1,122,451	1,103,810
Cold Storage Trust, Series 2020-ICE5, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 6.09%, 11/15/37 144A †	648,774	638,347
COMM Mortgage Trust, Series 2013-CR12, Class AM
4.30%, 10/10/46	50,000	44,089
COMM Mortgage Trust, Series 2013-CR12, Class B
4.76%, 10/10/46	40,000	30,300
	Par	Value
COMM Mortgage Trust, Series 2013-CR12, Class C
5.20%, 10/10/46† γ	$ 20,000	$ 9,973
COMM Mortgage Trust, Series 2013-CR6, Class B
3.40%, 03/10/46 144A	182,827	162,419
COMM Mortgage Trust, Series 2014-277P, Class A
3.73%, 08/10/49 144A † γ	160,000	150,453
COMM Mortgage Trust, Series 2014-UBS6, Class A5
3.64%, 12/10/47	2,400,000	2,294,869
COMM Mortgage Trust, Series 2015-CR22, Class A4
3.05%, 03/10/48	450,000	429,991
COMM Mortgage Trust, Series 2015-DC1, Class C
4.44%, 02/10/48† γ	80,000	68,841
COMM Mortgage Trust, Series 2020-CX, Class B
2.45%, 11/10/46 144A	1,060,000	831,920
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.40%), 7.55%, 04/25/31 144A †	21,338	21,407
Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.30%), 7.45%, 08/25/31 144A †	5,835	5,835
Connecticut Avenue Securities Trust, Series 2019-R03, Class 1B1
(Floating, ICE LIBOR USD 1M + 4.10%), 9.25%, 09/25/31 144A †	930,000	974,918
Connecticut Avenue Securities Trust, Series 2019-R05, Class 1B1
(Floating, ICE LIBOR USD 1M + 4.10%), 9.25%, 07/25/39 144A †	902,056	927,204
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.55%), 6.62%, 10/25/41 144A †	589,000	577,564
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.65%, 1.65% Floor), 6.72%, 12/25/41 144A †	245,000	237,299
Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2
(Floating, U.S. 30-Day Average SOFR + 3.00%), 8.07%, 01/25/42 144A †	430,000	426,627

See Notes to Financial Statements.

	Par	Value
Connecticut Avenue Securities Trust, Series 2023-R03, Class 2M2
(Floating, U.S. 30-Day Average SOFR + 3.90%), 8.97%, 04/25/43 144A †	$ 99,179	$ 101,330
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 3.10%, 3.10% Floor), 8.17%, 06/25/43 144A †	510,000	511,913
CRSNT Trust, Series 2021-MOON, Class A
(Floating, ICE LIBOR USD 1M + 0.82%, 0.82% Floor), 6.02%, 04/15/36 144A †	2,500,000	2,335,526
CSAIL Commercial Mortgage Trust, Series 2021-C20, Class A3
2.80%, 03/15/54	800,000	661,390
CSMC Trust, Series 2010-16, Class B9
3.84%, 06/25/50 144A † γ	1,955,669	1,597,189
CSMC Trust, Series 2018-J1, Class A2
3.50%, 02/25/48 144A † γ	900,076	798,733
CSMC Trust, Series 2020-RPL5, Class A1
3.02%, 08/25/60 144A † γ	601,247	586,250
CSMC Trust, Series 2021-JR2, Class A1
2.22%, 11/25/61 144A † γ	943,921	900,017
CSMC Trust, Series 2022-RPL4, Class A1
3.90%, 04/25/62 144A † γ	756,390	695,222
CSMC, Series 2017-TIME, Class A
3.65%, 11/13/39 144A	530,000	448,578
CSMC, Series 2020-FACT, Class D
(Floating, ICE LIBOR USD 1M + 3.71%, 3.71% Floor), 8.90%, 10/15/37 144A †	670,000	620,407
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	1,954,638	1,751,062
CSMC, Series 2020-NET, Class B
2.82%, 08/15/37 144A	650,000	576,860
CSMC, Series 2021-ADV, Class A
(Floating, ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 6.59%, 07/15/38 144A †	2,600,000	2,334,445
CSMC, Series 2021-NQM4, Class A1
1.10%, 05/25/66 144A	1,372,452	1,108,491
CSMC, Series 2021-NQM8, Class A1
1.84%, 10/25/66 144A † γ	286,439	236,550
CSWF, Series 2021-SOP2, Class A
(Floating, ICE LIBOR USD 1M + 0.97%, 0.97% Floor), 6.16%, 06/15/34 144A †	1,551,053	1,395,462
DBJPM Mortgage Trust, Series 2016-C3, Class A4
2.63%, 08/10/49	244,091	223,256
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 3A1
3.89%, 02/25/36† γ	486,141	346,711
	Par	Value
DOLP Trust, Series 2021-NYC, Class A
2.96%, 05/10/41 144A	$3,400,000	$2,671,563
EFMT, Series 2023-1, Class A2
(Step to 6.90% on 02/25/27), 6.24%, 02/25/68 144A STEP	1,246,390	1,237,124
Ellington Financial Mortgage Trust, Series 2021-2, Class A3
1.29%, 06/25/66 144A	987,973	778,484
ELP Commercial Mortgage Trust, Series 2021-ELP, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 5.90%, 11/15/38 144A †	840,000	816,266
EQUS Mortgage Trust, Series 2021-EQAZ, Class A
(Floating, ICE LIBOR USD 1M + 0.75%, 0.76% Floor), 5.95%, 10/15/38 144A †	1,099,978	1,069,654
Eurohome UK Mortgages PLC, Series 2007-1, Class A
(Floating, ICE LIBOR GBP 3M + 0.15%), 5.14%, 06/15/44(U) †	739,423	915,253
Extended Stay America Trust, Series 2021-ESH, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 6.27%, 07/15/38 144A †	6,457,044	6,337,173
Federal Home Loan Mortgage Corporation
8.00%, 08/01/24	98	98
5.50%, 02/01/27	5,489	5,473
4.50%, 10/01/29	572	562
7.50%, 11/01/29	1,279	1,318
7.50%, 12/01/29	1,464	1,512
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.23%, 2.23% Floor, 11.36% Cap), 4.23%, 07/01/31†	1,936	1,906
7.50%, 11/01/31	5,963	5,952
(Floating, ICE LIBOR USD 1Y + 1.98%, 1.98% Floor, 10.60% Cap), 5.35%, 04/01/32†	189	185
4.00%, 09/01/32	100,000	95,503
4.65%, 01/01/33	100,000	100,575
3.50%, 08/01/33	275,329	261,040
5.00%, 08/01/33	1,720	1,736
5.00%, 09/01/33	299	302
5.00%, 10/01/33	996	1,002
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.37%, 2.37% Floor, 9.23% Cap), 4.68%, 03/01/34†	536	520
5.00%, 12/01/34	19,577	19,722
5.50%, 05/01/35	32,779	32,697
5.00%, 07/01/35	1,376	1,388
5.00%, 11/01/35	40,087	40,445
5.50%, 11/01/35	7,648	7,690
5.00%, 12/01/35	3,925	3,949
5.00%, 02/01/37	4,537	4,577
5.50%, 07/01/37	9,876	10,163
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.50%, 01/01/38	$ 224,766	$ 212,557
3.00%, 04/01/38	40,622	37,428
5.50%, 04/01/38	2,493	2,565
7.00%, 03/01/39	5,764	6,160
6.50%, 09/01/39	12,153	12,725
1.50%, 11/01/40	984,013	802,514
4.00%, 02/01/41	14,674	14,112
2.50%, 04/01/41	75,689	66,611
1.50%, 05/01/41	1,430,893	1,164,218
5.00%, 06/01/41	894	901
1.50%, 07/01/41	1,111,713	903,479
2.00%, 09/01/41	1,028,612	876,066
1.50%, 10/01/41	70,473	57,178
2.00%, 10/01/41	261,013	222,141
1.50%, 11/01/41	17,809	14,442
2.00%, 12/01/41	442,095	375,981
2.00%, 01/01/42	1,231,702	1,047,418
2.00%, 02/01/42	723,369	614,957
2.50%, 03/01/42	181,960	158,360
2.00%, 04/01/42	1,074,662	916,823
2.00%, 05/01/42	97,490	82,671
3.50%, 10/01/42	45,749	42,638
4.00%, 10/01/42	15,313	14,723
3.50%, 11/01/42	100,183	93,229
3.50%, 12/01/42	6,498	6,054
3.50%, 01/01/43	15,858	14,775
3.50%, 02/01/43	76,592	71,378
4.00%, 04/01/43	45,770	43,901
3.50%, 05/01/43	163,725	153,376
4.00%, 05/01/43	22,451	21,813
4.00%, 06/01/43	25,989	25,211
4.00%, 07/01/43	93,789	90,644
4.00%, 08/01/43	37,088	35,942
4.50%, 12/01/43	301,512	298,631
3.50%, 02/01/44	22,420	20,893
4.50%, 02/01/44	220,889	218,894
4.50%, 03/01/44	64,717	63,636
3.50%, 03/01/45	215,054	200,210
4.00%, 12/01/45	117,646	112,560
3.50%, 06/01/46	23,485	21,881
4.00%, 09/01/46	131,124	125,347
(Floating, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%, 1.29% Floor, 7.19% Cap), 2.11%, 03/01/47†	308,906	290,393
4.50%, 03/01/47	97,397	96,002
3.50%, 04/01/47	3,946,318	3,658,083
4.00%, 07/01/47	122,970	117,451
4.00%, 08/01/47	45,923	43,862
(Floating, ICE LIBOR USD 1Y + 1.62%, 1.62% Floor, 7.87% Cap), 2.87%, 11/01/47†	233,922	221,409
3.50%, 03/01/48	47,620	44,067
4.00%, 03/01/48	28,160	26,865
4.00%, 06/01/48	1,071,926	1,026,359
4.50%, 08/01/48	537,216	527,781
5.00%, 08/01/48	5,549	5,538
	Par	Value
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 8.01% Cap), 3.01%, 11/01/48†	$ 858,067	$ 804,221
3.00%, 02/01/49	888,774	800,732
3.50%, 07/01/49	98,768	91,365
4.00%, 07/01/49	329,492	314,580
3.00%, 09/01/49	1,767,118	1,579,248
4.50%, 09/01/49	261,975	255,548
3.00%, 11/01/49	236,900	211,478
4.50%, 12/01/49	384,869	374,869
(Floating, ICE LIBOR USD 1Y + 1.62%, 1.62% Floor, 8.10% Cap), 3.10%, 02/01/50†	116,596	110,536
4.00%, 03/01/50	3,423,561	3,268,006
4.50%, 03/01/50	8,079,602	7,908,806
4.50%, 05/01/50	189,048	183,607
3.00%, 06/01/50	442,626	391,565
2.50%, 07/01/50	544,771	469,201
4.00%, 07/01/50	97,463	93,068
2.00%, 09/01/50	1,413,015	1,163,362
4.50%, 09/01/50	514,416	502,284
2.00%, 11/01/50	548,299	453,007
2.50%, 11/01/50	487,960	420,107
2.50%, 12/01/50	594,577	509,816
3.00%, 12/01/50	2,562,835	2,287,823
2.00%, 01/01/51	2,414,573	1,987,839
4.50%, 01/01/51	222,774	217,928
1.50%, 02/01/51	256,508	199,054
2.00%, 02/01/51	1,087,174	898,585
2.50%, 02/01/51	1,102,235	941,311
2.00%, 03/01/51	1,384,393	1,142,178
2.00%, 04/01/51	301,406	250,562
2.50%, 04/01/51	810,713	689,138
2.00%, 05/01/51	5,099,856	4,189,598
2.50%, 05/01/51	8,395,001	7,181,664
2.50%, 07/01/51	608,864	518,027
2.50%, 08/01/51	877,637	754,087
2.00%, 09/01/51	175,986	144,694
2.50%, 09/01/51	1,914,532	1,637,523
2.50%, 10/01/51	543,860	463,246
3.00%, 10/01/51	184,193	163,797
2.00%, 11/01/51	2,828,934	2,315,127
2.50%, 11/01/51	2,300,144	1,972,963
3.00%, 11/01/51	168,810	149,169
2.50%, 12/01/51	87,296	74,197
3.00%, 12/01/51	99,990	88,530
2.00%, 01/01/52	5,789,880	4,736,150
2.50%, 01/01/52	2,073,866	1,777,431
3.00%, 01/01/52	90,639	80,557
2.00%, 02/01/52	1,019,357	833,786
2.50%, 02/01/52	276,550	237,583
3.00%, 02/01/52	185,521	163,869
1.50%, 03/01/52	472,315	365,706
2.00%, 03/01/52	15,618,608	12,769,156
2.50%, 03/01/52	181,927	156,161
4.50%, 03/01/52	204,354	196,566

See Notes to Financial Statements.

	Par	Value
2.50%, 04/01/52	$3,426,022	$2,937,972
3.00%, 04/01/52	1,174,466	1,038,318
3.50%, 04/01/52	661,209	603,586
4.00%, 04/01/52	367,677	347,625
2.50%, 05/01/52	93,245	79,262
3.50%, 05/01/52	745,807	680,874
5.00%, 05/01/52	41,762	41,429
3.00%, 06/01/52	958,184	844,256
3.50%, 06/01/52	1,650,105	1,508,281
4.00%, 06/01/52	1,123,228	1,061,504
4.50%, 06/01/52	280,103	270,647
5.00%, 06/01/52	955,756	949,600
3.00%, 07/01/52	1,771,080	1,561,566
4.00%, 07/01/52	192,113	181,713
4.50%, 07/01/52	387,761	374,766
5.00%, 07/01/52	2,254,757	2,234,281
5.00%, 08/01/52	28,943	28,662
4.50%, 10/01/52	392,430	377,940
4.50%, 11/01/52	1,071,794	1,033,450
5.00%, 11/01/52	197,287	193,766
6.00%, 11/01/52	1,874,186	1,917,493
2.50%, 12/01/52	70,479	59,909
4.00%, 12/01/52	500,000	467,164
4.50%, 12/01/52	193,878	186,628
5.00%, 12/01/52	196,334	192,821
6.00%, 12/01/52	893,089	909,178
2.50%, 01/01/53	1,719,280	1,461,455
5.00%, 01/01/53	483,897	475,193
5.50%, 01/01/53	196,041	196,029
6.00%, 01/01/53	2,888,750	2,951,279
6.50%, 01/01/53	281,609	287,939
4.00%, 02/01/53	685,746	651,359
6.50%, 02/01/53	290,354	297,166
5.00%, 03/01/53	1,228,968	1,208,442
5.50%, 03/01/53	298,720	298,383
5.00%, 04/01/53	3,798,372	3,725,411
5.50%, 04/01/53	793,696	791,144
6.50%, 04/01/53	394,639	404,243
5.50%, 05/01/53	705,203	704,151
6.50%, 05/01/53	399,520	412,761
5.00%, 06/01/53	4,624,278	4,533,754
5.50%, 06/01/53	1,478,592	1,472,426
5.00%, 07/01/53	400,000	393,906
5.50%, 08/01/53	400,000	398,442
Federal Home Loan Mortgage Corporation Reference REMIC, Series R007
6.00%, 05/15/36	63,375	65,217
Federal Home Loan Mortgage Corporation REMIC, Series 3325
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.75% Cap), 5.69%, 06/15/37†	39,805	39,093
Federal Home Loan Mortgage Corporation REMIC, Series 3621
(Floating, 6.23% - ICE LIBOR USD 1M, 6.23% Cap), 1.04%, 01/15/40† IO	90,930	7,769
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 3947
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 0.76%, 10/15/41† IO	$ 35,704	$ 2,909
Federal Home Loan Mortgage Corporation REMIC, Series 3973
(Floating, 6.49% - ICE LIBOR USD 1M, 6.49% Cap), 1.30%, 12/15/41† IO	107,547	11,351
Federal Home Loan Mortgage Corporation REMIC, Series 4099
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 0.81%, 08/15/42† IO	73,250	7,414
Federal Home Loan Mortgage Corporation REMIC, Series 4194
3.50%, 04/15/43 IO	106,456	16,937
Federal Home Loan Mortgage Corporation REMIC, Series 4210
3.00%, 05/15/43	107,809	87,817
Federal Home Loan Mortgage Corporation REMIC, Series 4239
3.50%, 06/15/27 IO	51,199	1,848
Federal Home Loan Mortgage Corporation REMIC, Series 4298
4.00%, 04/15/43 IO	17,866	668
Federal Home Loan Mortgage Corporation REMIC, Series 4310
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 0.76%, 02/15/44† IO	36,797	2,997
Federal Home Loan Mortgage Corporation REMIC, Series 4335
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 0.81%, 05/15/44† IO	37,689	3,236
Federal Home Loan Mortgage Corporation REMIC, Series 4391
3.00%, 09/15/44	389,925	335,741
Federal Home Loan Mortgage Corporation REMIC, Series 4415
0.00%, 04/15/41† IO γ	43,349	1,884
Federal Home Loan Mortgage Corporation REMIC, Series 4638
(Floating, ICE LIBOR USD 1M + 0.44%), 4.12%, 07/15/40†	123,015	120,799
Federal Home Loan Mortgage Corporation REMIC, Series 4793
3.00%, 05/15/48	212,343	191,520
3.00%, 06/15/48	144,068	128,915
Federal Home Loan Mortgage Corporation REMIC, Series 4813
3.00%, 08/15/48	108,023	93,761
Federal Home Loan Mortgage Corporation REMIC, Series 4989
(Floating, ICE LIBOR USD 1M + 0.35%), 4.19%, 08/15/40†	511,077	493,678
(Floating, ICE LIBOR USD 1M + 0.35%), 4.30%, 10/15/40†	446,530	429,059
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 5010
2.50%, 09/25/50 IO	$534,950	$ 82,497
Federal Home Loan Mortgage Corporation REMIC, Series 5013
2.50%, 09/25/50 IO	162,359	24,132
Federal Home Loan Mortgage Corporation REMIC, Series 5018
2.00%, 10/25/50 IO	337,595	44,765
Federal Home Loan Mortgage Corporation REMIC, Series 5040
2.50%, 11/25/50 IO	71,817	11,149
Federal Home Loan Mortgage Corporation REMIC, Series 5059
2.50%, 01/25/51 IO	341,552	50,753
Federal Home Loan Mortgage Corporation REMIC, Series 5140
2.50%, 05/25/49 IO	622,232	86,465
Federal Home Loan Mortgage Corporation REMIC, Series 5202
3.00%, 01/25/47	761,641	97,318
Federal Home Loan Mortgage Corporation REMIC, Series 5224
4.00%, 04/25/52	900,000	826,944
Federal Home Loan Mortgage Corporation REMIC, Series 5274
2.50%, 01/25/51 IO	675,958	107,542
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA3, Class B1
(Floating, ICE LIBOR USD 1M + 5.10%), 10.25%, 06/25/50 144A †	855,321	921,271
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA4, Class B1
(Floating, ICE LIBOR USD 1M + 6.00%), 11.15%, 08/25/50 144A †	159,056	176,799
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA5, Class B1
(Floating, U.S. 30-Day Average SOFR + 4.80%), 9.87%, 10/25/50 144A †	540,000	582,372
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA5, Class M2
(Floating, U.S. 30-Day Average SOFR + 2.80%), 7.87%, 10/25/50 144A †	357,835	364,002
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA5, Class M2
(Floating, U.S. 30-Day Average SOFR + 1.65%), 6.72%, 01/25/34 144A †	145,817	145,635
	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA4, Class M1B
(Floating, U.S. 30-Day Average SOFR + 3.35%), 8.42%, 05/25/42 144A †	$ 330,000	$ 334,105
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2023-DNA1 Class M1A
(Floating, U.S. 30-Day Average SOFR + 2.10%), 7.17%, 03/25/43 144A †	1,111,819	1,114,690
Federal Home Loan Mortgage Corporation STACR Trust, Series 2019-DNA4, Class B1
(Floating, ICE LIBOR USD 1M + 2.70%), 7.85%, 10/25/49 144A †	150,000	150,603
Federal Home Loan Mortgage Corporation STRIP, Series 353
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 0.81%, 12/15/46† IO	163,693	15,303
Federal National Mortgage Association
5.50%, 09/01/23	4	4
5.50%, 10/01/23	3	3
2.81%, 04/01/25	50,000	47,763
(Floating, Enterprise 11th District COFI Index + 1.35%, 1.35% Floor, 12.05% Cap), 3.86%, 07/01/27†	2,309	2,264
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 11.79% Cap), 4.77%, 08/01/27†	2,232	2,195
(Floating, Enterprise 11th District COFI Index + 1.23%, 1.23% Floor, 10.43% Cap), 4.44%, 11/01/27 CONV †	2,659	2,599
4.49%, 06/01/28	100,000	99,120
3.16%, 05/01/29	141,740	131,374
3.25%, 05/01/29	19,345	18,109
4.31%, 02/01/30	200,000	196,794
2.93%, 06/01/30	18,843	17,369
3.80%, 06/01/30	100,000	95,398
8.00%, 10/01/30	4,135	4,286
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.51%, 2.51% Floor, 12.62% Cap), 4.63%, 12/01/30 CONV †	1,117	1,090
4.50%, 04/01/31	13,900	13,651
4.50%, 05/01/31	53,664	52,701
4.50%, 06/01/31	16,341	16,048
4.50%, 11/01/31	25,348	24,893
4.50%, 12/01/31	34,921	34,294
6.00%, 01/01/32	39,675	40,075
2.15%, 02/01/32† γ	39,809	33,204
6.00%, 03/01/32	1,393	1,407

See Notes to Financial Statements.

	Par	Value
6.00%, 04/01/32	$ 66,376	$ 67,007
3.35%, 06/01/32	100,000	91,527
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.13%, 1.13% Floor, 10.95% Cap), 4.87%, 06/01/32†	4,810	4,648
3.84%, 07/01/32	100,000	95,113
3.89%, 07/01/32	300,000	280,759
4.06%, 07/01/32	198,765	190,342
(Floating, Enterprise 11th District COFI Index + 1.25%, 1.25% Floor, 12.21% Cap), 3.52%, 08/01/32†	4,841	4,663
3.85%, 08/01/32	100,000	93,264
3.74%, 09/01/32	200,000	188,711
3.98%, 10/01/32	400,000	376,861
4.37%, 11/01/32	200,000	198,356
4.44%, 11/01/32	100,000	99,646
4.41%, 12/01/32	200,000	199,028
4.94%, 12/01/32	99,367	101,922
4.58%, 01/01/33	100,000	100,792
4.69%, 01/01/33	100,000	101,334
4.72%, 01/07/33	100,000	101,672
4.36%, 02/01/33	200,000	198,387
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 9.75% Cap), 4.38%, 02/01/33†	673	656
4.42%, 03/01/33	200,000	199,213
4.70%, 03/01/33	200,000	203,174
(Floating, Enterprise 11th District COFI Index + 1.32%, 1.32% Floor, 11.99% Cap), 3.58%, 05/01/33†	4,733	4,559
4.48%, 05/01/33	100,000	100,232
4.32%, 06/01/33	100,000	98,964
4.51%, 08/01/33	200,000	201,516
3.50%, 05/01/34	64,662	61,231
6.00%, 10/01/34	20,630	20,826
3.50%, 12/01/34	13,806	13,073
(Floating, ICE LIBOR USD 1Y + 1.55%, 1.55% Floor, 9.67% Cap), 3.80%, 12/01/34†	10,233	9,971
3.50%, 01/01/35	14,124	13,374
6.00%, 05/01/35	107,888	109,142
3.00%, 07/01/35	18,555	17,309
6.00%, 07/01/35	22,581	22,822
5.50%, 09/01/35	18,297	18,224
6.00%, 10/01/35	10,510	10,874
(Floating, Enterprise 11th District COFI Index + 1.30%, 1.30% Floor, 10.55% Cap), 3.81%, 11/01/35†	1,876	1,864
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.81%, 1.81% Floor, 8.95% Cap), 5.56%, 11/01/35†	7,593	7,397
6.00%, 11/01/35	68,071	68,940
3.00%, 02/01/36	267,950	248,709
3.00%, 04/01/36	214,929	199,604
5.50%, 04/01/36	1,264	1,254
	Par	Value
(Floating, Enterprise 11th District COFI Index + 1.26%, 3.91% Floor, 12.83% Cap), 4.43%, 05/01/36†	$ 10,343	$ 10,222
3.00%, 07/01/36	419,621	388,790
3.00%, 08/01/36	165,816	153,581
2.50%, 09/01/36	101,166	91,446
3.00%, 10/01/36	843,518	780,481
5.50%, 11/01/36	23,876	24,542
3.00%, 12/01/36	357,048	330,145
3.50%, 02/01/37	64,170	60,761
3.50%, 03/01/37	48,459	45,890
5.50%, 03/01/37	1,353	1,379
6.00%, 07/01/37	275,390	285,791
6.50%, 10/01/37	22,236	22,747
7.00%, 11/01/37	3,069	3,035
3.00%, 12/01/37	48,648	44,822
3.50%, 12/01/37	79,485	75,260
(Floating, Enterprise 11th District COFI Index + 1.26%, 1.26% Floor, 10.71% Cap), 4.13%, 12/01/37†	6,722	6,581
7.00%, 12/01/37	1,158	1,161
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.15%, 1.15% Floor, 10.60% Cap), 4.89%, 01/01/38†	1,522	1,495
2.50%, 03/01/38	356,158	321,934
4.50%, 03/01/38	2,914	2,860
4.50%, 04/01/38	19,581	19,299
3.00%, 06/01/38	203,014	188,108
5.00%, 06/01/38	26,887	27,093
5.50%, 08/01/38	16,779	17,213
7.00%, 11/01/38	4,356	4,515
7.00%, 02/01/39	2,655	2,798
3.50%, 08/01/39	51,185	48,469
3.50%, 02/01/40	140,295	131,784
3.00%, 03/01/40	200,010	184,367
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor, 9.65% Cap), 5.14%, 06/01/40†	9,344	9,398
5.14%, 10/01/40†	22,238	21,673
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.18%, 1.18% Floor, 10.25% Cap), 4.92%, 11/01/40†	3,124	3,034
2.50%, 03/01/41	79,666	70,111
2.50%, 04/01/41	245,649	215,997
4.50%, 04/01/41	48,744	48,167
2.50%, 05/01/41	582,792	511,810
2.00%, 06/01/41	166,470	141,962
6.00%, 07/01/41	190,061	197,472
4.50%, 08/01/41	20,322	20,081
2.00%, 09/01/41	90,081	77,126
2.00%, 10/01/41	878,565	745,556
2.00%, 11/01/41	175,340	149,155
2.50%, 11/01/41	87,355	76,566
4.50%, 11/01/41	67,256	66,458
2.00%, 12/01/41	88,926	75,297
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
1.50%, 01/01/42	$ 181,875	$ 147,411
2.00%, 01/01/42	1,186,455	1,009,021
2.00%, 02/01/42	451,487	383,936
2.00%, 03/01/42	91,044	77,131
2.50%, 03/01/42	180,650	157,219
2.50%, 04/01/42	459,622	399,485
2.00%, 05/01/42	187,260	159,283
2.50%, 05/01/42	91,939	79,910
3.00%, 06/01/42	93,698	84,196
4.00%, 06/01/42	19,025	18,288
2.50%, 09/01/42	98,756	86,396
3.50%, 09/01/42	16,302	15,176
4.00%, 10/01/42	58,602	56,280
2.50%, 11/01/42	9,781	8,427
4.00%, 11/01/42	667,016	641,523
2.50%, 12/01/42	4,918	4,249
3.00%, 12/01/42	7,906	7,143
3.50%, 12/01/42	31,443	29,449
4.00%, 12/01/42	41,568	39,972
2.50%, 01/01/43	7,068	6,107
3.00%, 01/01/43	140,962	127,690
3.50%, 01/01/43	522,528	486,322
2.50%, 02/01/43	7,231	6,249
2.50%, 03/01/43	630,321	544,665
3.00%, 03/01/43	100,521	90,815
3.50%, 03/01/43	255,382	239,985
2.50%, 04/01/43	790,801	678,145
3.00%, 04/01/43	152,862	138,103
4.00%, 04/01/43	24,106	23,185
2.50%, 05/01/43	11,534	9,875
3.00%, 05/01/43	92,057	83,168
2.50%, 06/01/43	13,083	11,272
3.00%, 06/01/43	83,869	75,771
4.00%, 06/01/43	202,790	195,370
3.00%, 07/01/43	390,747	353,133
4.00%, 07/01/43	221,349	212,855
2.50%, 08/01/43	121,933	104,425
4.00%, 08/01/43	69,025	66,235
4.50%, 09/01/43	134,389	131,517
2.50%, 10/01/43	21,566	18,599
3.00%, 10/01/43	127,239	115,096
4.50%, 10/01/43	60,159	59,086
4.50%, 11/01/43	36,730	36,077
4.50%, 12/01/43	60,976	59,897
4.50%, 01/01/44	33,908	33,310
4.50%, 02/01/44	178,876	176,524
4.00%, 04/01/44	505,818	485,486
4.50%, 10/01/44	149,065	146,373
4.00%, 12/01/44	948,279	911,378
3.00%, 01/01/45	170,783	154,309
4.00%, 01/01/45	57,354	54,907
4.50%, 02/01/45	509,650	504,077
4.50%, 04/01/45	239,469	235,295
4.50%, 05/01/45	29,711	29,193
4.50%, 06/01/45	211,053	207,247
3.50%, 07/01/45	5,228,642	4,867,117
4.00%, 08/01/45	2,458,523	2,356,125
3.00%, 11/01/45	478,507	431,419
	Par	Value
3.50%, 01/01/46	$ 149,520	$ 139,148
3.00%, 07/01/46	250,006	224,614
3.00%, 08/01/46	33,292	29,830
3.00%, 09/01/46	59,617	53,471
3.00%, 10/01/46	33,533	30,016
3.00%, 11/01/46	851,802	762,912
3.50%, 11/01/46	20,349	19,013
4.50%, 11/01/46	176,619	173,433
5.00%, 11/01/46	342,583	341,239
3.50%, 12/01/46	127,698	118,385
4.00%, 01/01/47	509,682	487,768
4.50%, 01/01/47	19,948	19,588
4.00%, 02/01/47	47,802	45,692
4.50%, 03/01/47	285,030	277,061
4.00%, 05/01/47	43,783	41,709
4.50%, 06/01/47	332,627	323,980
4.50%, 07/01/47	398,593	391,400
4.00%, 08/01/47	346,053	330,186
3.00%, 09/01/47	597,534	535,412
3.50%, 09/01/47	8,028,979	7,415,130
3.50%, 10/01/47	9,225,362	8,520,019
3.50%, 11/01/47	12,025,067	11,105,674
4.50%, 11/01/47	108,137	105,972
3.50%, 12/01/47	12,584,453	11,623,426
4.00%, 12/01/47	200,294	191,334
5.00%, 12/01/47	97,368	98,123
4.00%, 01/01/48	187,841	179,567
4.00%, 02/01/48	698,418	667,380
4.00%, 03/01/48	488,598	466,762
4.00%, 06/01/48	302,978	289,707
4.00%, 07/01/48	592,610	566,628
4.50%, 07/01/48	139,752	137,468
3.50%, 08/01/48	2,394,267	2,211,180
4.00%, 08/01/48	1,477,006	1,413,366
4.50%, 09/01/48	281,586	276,260
5.00%, 09/01/48	555,757	557,529
4.00%, 10/01/48	382,480	363,954
3.00%, 11/01/48	175,794	158,835
3.50%, 11/01/48	2,156,225	2,006,798
5.00%, 11/01/48	1,278,699	1,274,632
4.00%, 01/01/49	21,504	20,483
4.50%, 01/01/49	228,246	223,280
4.50%, 02/01/49	50,826	49,706
4.50%, 05/01/49	779,165	762,126
4.50%, 06/01/49	500,692	490,637
3.50%, 07/01/49	964,034	891,787
4.50%, 07/01/49	447,625	436,849
3.50%, 08/01/49	681,912	630,804
4.50%, 09/01/49	62,051	60,481
3.00%, 12/01/49	603,500	538,756
4.00%, 12/01/49	112,932	107,530
3.50%, 01/01/50	348,130	321,293
4.50%, 01/01/50	5,699	5,521
3.00%, 02/01/50	1,836,054	1,650,739
4.00%, 03/01/50	226,228	215,152
4.50%, 03/01/50	202,077	198,314
4.50%, 05/01/50	785,744	766,561
2.50%, 06/01/50	913,175	785,086

See Notes to Financial Statements.

	Par	Value
3.50%, 06/01/50	$ 238,708	$ 220,471
4.50%, 06/01/50	65,780	64,297
4.50%, 07/01/50	28,843	28,009
2.00%, 08/01/50	301,419	248,590
3.00%, 08/01/50	141,973	126,409
2.00%, 09/01/50	294,004	242,402
2.50%, 09/01/50	2,878,854	2,478,951
2.00%, 10/01/50	6,511,569	5,366,819
2.50%, 10/01/50	568,357	485,707
3.00%, 10/01/50	226,210	202,198
2.00%, 11/01/50	6,893,471	5,676,014
2.50%, 11/01/50	169,135	145,246
3.00%, 11/01/50	609,316	540,665
2.00%, 12/01/50	459,566	378,353
2.50%, 12/01/50	75,197	64,463
4.50%, 12/01/50	456,285	444,585
1.50%, 01/01/51	84,111	65,057
2.00%, 01/01/51	318,706	262,491
2.50%, 01/01/51	154,890	132,982
2.00%, 02/01/51	2,923,469	2,403,563
2.50%, 02/01/51	140,969	120,719
4.50%, 02/01/51	1,392,785	1,343,283
1.50%, 03/01/51	683,901	529,657
2.00%, 03/01/51	3,117,164	2,573,572
2.50%, 03/01/51	307,008	263,996
2.00%, 04/01/51	1,149,680	948,116
2.50%, 04/01/51	394,220	336,897
2.00%, 05/01/51	594,877	487,631
2.50%, 05/01/51	1,889,331	1,608,252
2.50%, 06/01/51	1,607,939	1,377,922
3.00%, 06/01/51	152,712	136,490
2.50%, 07/01/51	594,447	511,267
2.00%, 08/01/51	265,376	217,633
2.50%, 08/01/51	601,502	514,791
3.00%, 08/01/51	631,984	564,450
2.50%, 09/01/51	516,798	446,327
3.00%, 09/01/51	79,952	70,844
4.50%, 09/01/51	71,786	69,607
2.00%, 10/01/51	784,075	646,627
2.50%, 10/01/51	2,328,520	1,992,154
2.00%, 11/01/51	179,493	146,905
2.50%, 11/01/51	1,156,989	994,939
3.00%, 11/01/51	790,061	702,600
4.00%, 11/01/51	337,579	317,792
2.00%, 12/01/51	5,483,238	4,477,709
2.50%, 12/01/51	546,404	464,464
3.00%, 12/01/51	176,036	157,073
3.50%, 12/01/51	519,476	479,038
4.00%, 12/01/51	197,883	186,260
2.00%, 01/01/52	551,824	453,026
2.50%, 01/01/52	966,494	827,108
3.00%, 01/01/52	3,392,162	3,000,748
3.50%, 01/01/52	267,213	246,412
2.00%, 02/01/52	910,178	748,447
2.50%, 02/01/52	2,905,821	2,479,152
3.00%, 02/01/52	1,405,898	1,241,885
2.00%, 03/01/52	951,900	784,161
2.50%, 03/01/52	1,226,890	1,049,636
	Par	Value
3.00%, 03/01/52	$ 2,990,848	$ 2,660,790
3.50%, 03/01/52	264,209	241,217
2.00%, 04/01/52	9,766,146	7,976,415
2.50%, 04/01/52	3,645,152	3,096,157
3.00%, 04/01/52	1,107,944	977,613
3.50%, 04/01/52	1,111,587	1,014,713
4.00%, 04/01/52	1,099,967	1,037,741
2.00%, 05/01/52	938,153	766,407
2.50%, 05/01/52	53,595	45,475
3.50%, 05/01/52	1,290,350	1,187,848
4.00%, 05/01/52	1,606,291	1,516,988
3.00%, 06/01/52	1,940,175	1,710,260
3.50%, 06/01/52	767,322	700,240
4.00%, 06/01/52	1,614,214	1,529,657
5.00%, 06/01/52	186,354	183,889
3.00%, 07/01/52	1,737,966	1,531,750
4.00%, 07/01/52	2,742,333	2,598,105
4.50%, 07/01/52	96,482	93,308
5.00%, 07/01/52	182,575	179,336
3.00%, 08/01/52	966,642	851,723
3.50%, 08/01/52	26,828	24,560
4.50%, 08/01/52	92,441	88,952
5.00%, 08/01/52	940,801	930,102
5.50%, 08/01/52	85,882	85,823
4.00%, 09/01/52	984,150	924,386
4.50%, 09/01/52	286,836	277,578
5.50%, 09/01/52	1,914,496	1,927,941
2.50%, 10/01/52	69,446	59,031
4.50%, 11/01/52	775,316	746,663
4.00%, 12/01/52	398,785	374,474
6.00%, 12/01/52	2,484,948	2,541,316
3.50%, 01/01/53	599,969	549,218
4.50%, 01/01/53	288,364	277,625
5.00%, 01/01/53	195,053	191,416
6.00%, 01/01/53	93,035	94,398
6.50%, 01/01/53	759,717	783,884
5.00%, 02/01/53	199,058	195,592
5.50%, 02/01/53	591,927	591,988
6.50%, 02/01/53	185,148	189,639
4.50%, 03/01/53	292,301	281,189
4.50%, 04/01/53	298,603	287,252
5.00%, 04/01/53	1,659,984	1,629,649
5.50%, 04/01/53	3,207,879	3,208,026
4.00%, 05/01/53	991,817	931,350
5.00%, 05/01/53	15,203,421	14,922,423
5.50%, 05/01/53	497,381	496,176
6.00%, 05/01/53	394,669	400,436
3.50%, 06/01/53	500,000	457,929
5.00%, 06/01/53	4,343,519	4,258,492
5.00%, 07/01/53	599,990	588,571
4.00%, 02/01/56	270,073	261,330
5.50%, 09/01/56	376,995	388,644
4.00%, 01/01/57	171,090	161,313
4.00%, 06/01/57	255,095	242,889
4.50%, 09/01/57	398,500	385,632
4.50%, 08/01/58	113,765	110,091
2.50%, 07/01/61	3,276,262	2,692,014
2.50%, 09/01/61	91,345	75,055
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.50%, 09/01/62	$4,015,545	$3,639,929
Federal National Mortgage Association ACES, Series 2015-M1
0.60%, 09/25/24† IO γ	2,103,291	9,185
Federal National Mortgage Association ACES, Series 2016-M11
2.94%, 07/25/39	32,264	29,097
Federal National Mortgage Association ACES, Series 2017-M8
3.06%, 05/25/27	83,118	78,134
Federal National Mortgage Association ACES, Series 2019-M23
2.72%, 10/25/31† γ	275,072	241,739
Federal National Mortgage Association ACES, Series 2020-M33
2.35%, 01/25/31† IO γ	6,962,713	601,262
Federal National Mortgage Association ACES, Series 2020-M6
2.50%, 10/25/37	85,667	74,214
Federal National Mortgage Association ACES, Series 2023-M4
3.89%, 08/25/32† γ	200,000	189,853
Federal National Mortgage Association Interest STRIP, Series 409
3.00%, 04/25/27 IO	51,977	1,966
4.50%, 11/25/39 IO	13,603	2,490
3.50%, 11/25/41 IO	48,169	7,347
4.00%, 11/25/41 IO	64,907	11,701
4.00%, 04/25/42 IO	118,641	21,861
Federal National Mortgage Association REMIC, Series 2000-32
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 9.00% Cap), 5.60%, 10/18/30†	3,145	3,141
Federal National Mortgage Association REMIC, Series 2005-29
5.50%, 04/25/35	193,773	198,946
Federal National Mortgage Association REMIC, Series 2007-24
(Floating, 6.75% - ICE LIBOR USD 1M, 6.75% Cap), 1.60%, 03/25/37† IO	191,271	20,199
Federal National Mortgage Association REMIC, Series 2011-52
5.00%, 06/25/41	112,698	111,741
	Par	Value
Federal National Mortgage Association REMIC, Series 2011-59
5.50%, 07/25/41	$381,795	$384,999
Federal National Mortgage Association REMIC, Series 2011-96
(Floating, 6.55% - ICE LIBOR USD 1M, 6.55% Cap), 1.40%, 10/25/41† IO	147,051	10,271
Federal National Mortgage Association REMIC, Series 2012-101
4.00%, 09/25/27 IO	14,138	349
Federal National Mortgage Association REMIC, Series 2012-111
7.00%, 10/25/42	10,089	10,493
Federal National Mortgage Association REMIC, Series 2012-118
3.00%, 11/25/42	135,914	122,681
Federal National Mortgage Association REMIC, Series 2012-133
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 1.00%, 12/25/42† IO	45,083	4,470
Federal National Mortgage Association REMIC, Series 2012-153
7.00%, 07/25/42	34,103	35,839
Federal National Mortgage Association REMIC, Series 2012-28
6.50%, 06/25/39	893	903
Federal National Mortgage Association REMIC, Series 2012-35
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 1.35%, 04/25/42† IO	53,816	5,654
Federal National Mortgage Association REMIC, Series 2012-46
6.00%, 05/25/42	50,153	52,104
Federal National Mortgage Association REMIC, Series 2012-74
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 1.50%, 03/25/42† IO	56,872	3,196
Federal National Mortgage Association REMIC, Series 2012-75
(Floating, 6.60% - ICE LIBOR USD 1M, 6.60% Cap), 1.45%, 07/25/42† IO	12,891	1,362

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2013-124
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 0.80%, 12/25/43† IO	$171,060	$ 16,783
Federal National Mortgage Association REMIC, Series 2013-14
4.00%, 03/25/43 IO	48,400	7,857
Federal National Mortgage Association REMIC, Series 2013-17
3.00%, 03/25/28 IO	236,540	11,295
Federal National Mortgage Association REMIC, Series 2013-29
4.00%, 04/25/43 IO	138,027	23,318
Federal National Mortgage Association REMIC, Series 2013-54
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 1.00%, 06/25/43† IO	71,240	7,772
Federal National Mortgage Association REMIC, Series 2013-9
5.50%, 04/25/42	217,996	219,174
6.50%, 07/25/42	91,031	95,337
Federal National Mortgage Association REMIC, Series 2014-47
0.00%, 08/25/44† IO γ	141,511	6,227
Federal National Mortgage Association REMIC, Series 2014-6
2.50%, 02/25/44	506,050	422,468
Federal National Mortgage Association REMIC, Series 2015-55
0.00%, 08/25/55† IO γ	48,339	1,805
Federal National Mortgage Association REMIC, Series 2015-56
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 1.00%, 08/25/45† IO	29,651	3,125
Federal National Mortgage Association REMIC, Series 2017-76
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 0.95%, 10/25/57† IO	358,787	37,970
Federal National Mortgage Association REMIC, Series 2017-85
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 1.05%, 11/25/47† IO	117,309	9,876
Federal National Mortgage Association REMIC, Series 2020-47
2.00%, 07/25/50	318,535	191,940
	Par	Value
Federal National Mortgage Association REMIC, Series 2020-56
2.50%, 08/25/50 IO	$ 312,136	$ 49,407
Federal National Mortgage Association REMIC, Series 2020-57
2.00%, 04/25/50	51,519	44,295
Federal National Mortgage Association REMIC, Series 2020-73
3.00%, 10/25/50	622,634	104,793
Federal National Mortgage Association REMIC, Series 2020-74
2.50%, 10/25/50 IO	152,173	24,275
Federal National Mortgage Association REMIC, Series 2020-89
2.50%, 12/25/50 IO	759,430	112,092
Federal National Mortgage Association REMIC, Series 2021-1
2.50%, 02/25/51 IO	599,357	98,692
Federal National Mortgage Association REMIC, Series 2021-28
2.00%, 04/25/51	388,651	320,675
Federal National Mortgage Association REMIC, Series 2021-3
2.50%, 02/25/51 IO	719,484	107,256
Federal National Mortgage Association REMIC, Series 2021-43
2.50%, 06/25/51	1,512,561	226,270
Federal National Mortgage Association REMIC, Series 2022-86
2.50%, 05/25/50	771,131	104,448
FHLMC Multifamily Structured Pass-Through Certificates, Series K068
0.42%, 08/25/27† IO γ	2,321,442	34,821
FHLMC Multifamily Structured Pass-Through Certificates, Series K091
0.56%, 03/25/29† IO γ	1,391,685	38,404
FHLMC Multifamily Structured Pass-Through Certificates, Series K093
0.95%, 05/25/29† IO γ	1,980,118	87,458
FHLMC Multifamily Structured Pass-Through Certificates, Series K094
1.01%, 06/25/29† IO γ	992,458	42,264
FHLMC Multifamily Structured Pass-Through Certificates, Series K104
1.12%, 01/25/30† IO γ	3,437,161	197,114
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series K109
1.56%, 04/25/30	$ 100,000	$ 82,824
FHLMC Multifamily Structured Pass-Through Certificates, Series K128
0.52%, 03/25/31† IO γ	8,436,002	262,936
FHLMC Multifamily Structured Pass-Through Certificates, Series K130
1.04%, 06/25/31† IO γ	6,989,225	449,681
FHLMC Multifamily Structured Pass-Through Certificates, Series K131
0.83%, 07/25/31† IO γ	4,492,277	209,617
FHLMC Multifamily Structured Pass-Through Certificates, Series K143
2.35%, 03/25/32	100,000	85,111
FHLMC Multifamily Structured Pass-Through Certificates, Series K148
0.25%, 07/25/32† IO γ	19,190,064	411,168
FHLMC Multifamily Structured Pass-Through Certificates, Series K-1519
0.60%, 12/25/35† IO γ	5,919,670	278,861
FHLMC Multifamily Structured Pass-Through Certificates, Series K-152
3.78%, 11/25/32	1,000,000	948,061
FHLMC Multifamily Structured Pass-Through Certificates, Series K-157
0.25%, 05/25/33† IO γ	9,000,000	217,679
4.20%, 05/25/33	100,000	98,020
FHLMC Multifamily Structured Pass-Through Certificates, Series K723
0.96%, 08/25/23† IO γ	1,437,343	779
FHLMC Multifamily Structured Pass-Through Certificates, Series K736
1.29%, 07/25/26† IO γ	962,881	29,958
FHLMC Multifamily Structured Pass-Through Certificates, Series K741
0.57%, 12/25/27† IO γ	2,988,710	61,952
FHLMC Multifamily Structured Pass-Through Certificates, Series K751
4.41%, 03/25/30	200,000	198,470
FHLMC Multifamily Structured Pass-Through Certificates, Series KF153
(Floating, U.S. 30-Day Average SOFR + 0.68%, 0.68% Floor), 5.72%, 02/25/33†	700,000	699,419
FHLMC Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2
(Floating, ICE LIBOR USD 1M + 4.25%), 9.40%, 11/25/23†	348,656	352,743
	Par	Value
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M3
(Floating, ICE LIBOR USD 1M + 3.80%), 8.95%, 03/25/29†	$ 118,611	$ 123,441
FHLMC Structured Agency Credit Risk Debt Notes, Series 2023-DNA2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 2.10%), 7.17%, 04/25/43 144A †	1,148,253	1,152,242
FHLMC Structured Agency Credit Risk Debt Notes, Series 2023-HQA2, Class M1B
(Floating, U.S. 30-Day Average SOFR + 3.35%), 8.42%, 06/25/43 144A †	374,000	378,675
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 5.38%, 07/25/44†	236,008	219,379
Finance of America HECM Buyout, Series 2022-HB2, Class M2
6.00%, 04/25/26 144A	600,000	548,702
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
6.23%, 06/25/34† γ	100,358	94,320
FS Rialto Issuer LLC, Series 2022-FL7, Class B
(Floating, CME Term SOFR 1M + 3.91%, 3.91% Floor), 9.00%, 10/19/39 144A †	650,000	646,706
GCAT Trust, Series 2022-NQM3, Class A3
4.35%, 04/25/67 144A † γ	2,312,909	2,120,622
GCAT Trust, Series 2022-NQM4, Class A1
(Step to 5.75% on 09/25/26), 5.27%, 08/25/67 144A STEP	126,217	123,406
GCAT Trust, Series 2022-NQM4, Class A2
(Step to 5.75% on 09/25/26), 5.73%, 08/25/67 144A STEP	560,967	546,868
GCAT Trust, Series 2022-NQM4, Class A3
(Step to 5.75% on 09/25/26), 5.73%, 08/25/67 144A STEP	1,682,902	1,634,444
Government National Mortgage Association
7.00%, 01/15/26	983	982
7.00%, 07/15/27	5,773	5,762
7.00%, 01/15/28	6,899	6,846
7.00%, 03/15/28	10,159	10,152
7.00%, 07/15/28	945	941
6.50%, 08/15/28	823	840
7.00%, 08/15/28	1,202	1,202
7.50%, 08/15/28	4,044	4,089
6.50%, 09/15/28	1,414	1,443
7.00%, 10/15/28	7,400	7,339
7.50%, 03/15/29	4,202	4,204

See Notes to Financial Statements.

	Par	Value
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.75%, 11/20/29†	$ 8,142	$ 7,770
8.50%, 11/20/30	3,349	3,472
6.50%, 08/15/31	10,188	10,409
7.50%, 08/15/31	4,075	4,079
6.50%, 10/15/31	15,987	16,322
6.00%, 11/15/31	47,402	48,254
6.00%, 12/15/31	5,349	5,457
6.00%, 01/15/32	39,347	39,883
6.00%, 02/15/32	27,804	28,128
6.50%, 02/15/32	5,010	5,112
6.00%, 04/15/32	25,661	25,959
6.50%, 06/15/32	23,111	23,580
6.50%, 08/15/32	20,152	20,561
6.50%, 09/15/32	25,644	26,262
6.00%, 10/15/32	39,625	41,185
5.50%, 11/15/32	4,418	4,442
6.00%, 11/15/32	23,373	23,731
6.00%, 12/15/32	12,649	12,806
5.50%, 01/15/33	1,756	1,764
6.00%, 01/15/33	10,051	10,179
5.50%, 02/15/33	5,055	5,102
6.00%, 02/15/33	11,229	11,740
5.50%, 03/15/33	5,614	5,662
6.50%, 04/15/33	59,259	60,959
6.00%, 06/15/33	14,429	14,598
5.50%, 07/15/33	7,571	7,633
5.50%, 08/15/33	2,437	2,449
5.50%, 09/15/33	1,121	1,126
6.00%, 10/15/33	13,511	13,668
6.50%, 10/15/33	39,961	40,783
5.50%, 04/15/34	2,703	2,715
5.50%, 05/15/34	2,097	2,107
6.50%, 08/15/34	30,748	31,935
5.50%, 09/15/34	26,758	27,292
5.50%, 12/15/34	29,339	29,958
5.50%, 01/15/35	21,664	22,121
6.00%, 09/20/38	56,955	59,620
5.00%, 07/20/40	4,247	4,318
5.00%, 09/20/40	20,336	20,677
4.00%, 10/20/40	2,314	2,249
6.00%, 10/20/40	7,002	7,331
6.00%, 01/20/41	6,037	6,230
4.50%, 04/20/41	79,293	78,791
3.00%, 09/15/42	189,494	172,768
3.00%, 10/15/42	88,142	79,811
3.00%, 11/15/42	38,422	34,563
4.00%, 08/20/43	135,674	131,817
3.50%, 06/20/44	46,819	44,137
3.00%, 01/15/45	707,827	638,203
3.50%, 03/20/45	20,131	18,881
3.50%, 04/15/45	188,473	177,874
4.00%, 05/20/45	11,483	11,077
4.00%, 10/20/45	82,735	79,616
3.50%, 01/20/46	53,095	49,878
3.50%, 04/20/46	113,302	106,187
	Par	Value
3.50%, 05/20/46	$ 57,560	$ 54,003
3.50%, 06/20/46	117,358	110,145
3.50%, 07/20/46	59,074	55,364
3.00%, 08/20/46	152,731	138,856
3.50%, 09/20/46	526,234	485,983
3.00%, 11/20/46	37,026	33,629
3.50%, 04/20/47	1,247,700	1,169,344
3.50%, 05/20/47	69,427	65,264
4.00%, 06/20/47	494,063	474,534
4.50%, 08/20/47	22,779	22,361
3.00%, 09/20/47	10,196	9,234
4.00%, 09/20/47	310,644	299,125
3.50%, 10/20/47	317,754	297,462
4.00%, 11/20/47	189,802	182,294
3.50%, 12/20/47	1,163,529	1,090,543
4.00%, 12/20/47	86,068	82,663
3.00%, 02/20/48	48,102	43,467
4.00%, 02/20/48	53,611	51,489
4.00%, 03/20/48	628,282	603,521
4.00%, 04/20/48	53,787	51,579
4.50%, 04/20/48	141,558	138,696
4.50%, 05/20/48	554,280	542,911
5.00%, 05/20/48	49,011	48,924
3.50%, 06/15/48	95,584	90,326
4.50%, 06/20/48	310,340	303,775
4.50%, 07/20/48	9,601	9,370
5.00%, 07/20/48	110,697	110,535
4.50%, 08/20/48	1,381,734	1,351,433
5.00%, 08/20/48	128,671	128,205
4.50%, 09/20/48	829,793	811,582
4.50%, 10/20/48	131,522	128,603
5.00%, 10/20/48	608,742	607,197
5.00%, 11/20/48	1,063,722	1,062,060
4.50%, 12/20/48	611,675	597,874
5.00%, 12/20/48	700,199	697,666
4.50%, 01/20/49	2,269,166	2,217,670
5.00%, 01/20/49	1,792,568	1,783,921
4.00%, 02/20/49	1,297,940	1,242,340
4.50%, 02/20/49	386,447	377,562
5.00%, 02/20/49	38,932	38,708
4.00%, 03/20/49	933,911	893,556
4.50%, 03/20/49	615,701	601,544
5.00%, 03/20/49	174,347	173,503
4.00%, 04/20/49	105,327	100,722
5.00%, 04/20/49	69,168	68,811
3.50%, 07/20/49	178,229	166,225
3.00%, 08/20/49	1,345,492	1,214,994
5.00%, 08/20/49	2,774,983	2,764,974
3.50%, 10/20/49	33,525	30,911
4.00%, 10/20/49	32,077	30,852
4.50%, 10/20/49	169,483	165,702
4.00%, 11/20/49	38,281	36,389
5.00%, 11/20/49	223,398	223,003
3.00%, 01/20/50	182,844	164,532
4.00%, 01/20/50	39,858	38,752
3.50%, 02/20/50	664,024	618,632
4.00%, 02/20/50	31,451	30,508
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.00%, 03/20/50	$ 7,681,316	$ 6,925,478
4.00%, 03/20/50	29,817	28,982
4.00%, 04/20/50	130,445	124,524
3.50%, 05/15/50	82,215	76,984
4.50%, 05/20/50	394,903	385,253
3.50%, 06/20/50	780,858	728,046
3.50%, 07/20/50	71,436	66,669
3.50%, 11/20/50	880,787	813,660
2.50%, 12/20/50	145,434	123,481
4.50%, 12/20/50	250,367	244,712
2.00%, 01/20/51	146,424	123,546
2.50%, 01/20/51	126,649	110,272
2.00%, 02/20/51	2,752,977	2,323,054
2.50%, 02/20/51	260,472	226,797
3.00%, 02/20/51	106,528	96,197
2.50%, 03/20/51	69,474	60,450
2.50%, 04/20/51	585,813	509,613
2.50%, 06/20/51	954,438	818,067
2.00%, 07/20/51	414,917	350,247
3.00%, 07/20/51	135,368	121,597
2.50%, 08/20/51	676,979	580,533
2.50%, 09/20/51	2,396,781	2,048,657
3.00%, 09/20/51	722,070	648,183
2.00%, 10/20/51	263,370	221,933
2.50%, 10/20/51	7,161,147	6,141,484
2.00%, 11/20/51	177,596	149,575
2.50%, 11/20/51	1,645,380	1,418,074
3.00%, 11/20/51	3,626,764	3,253,465
2.50%, 12/20/51	6,351,534	5,450,085
3.00%, 12/20/51	877,771	786,559
2.00%, 01/20/52	363,800	306,111
2.50%, 01/20/52	1,430,721	1,219,835
3.00%, 02/20/52	3,231,327	2,895,574
3.50%, 02/20/52	548,738	506,785
3.00%, 03/20/52	265,628	238,097
3.50%, 03/20/52	191,376	174,834
3.00%, 04/20/52	988,941	867,429
3.50%, 04/20/52	376,639	347,818
4.00%, 05/20/52	475,551	450,240
4.50%, 05/20/52	474,220	458,279
3.50%, 06/20/52	188,270	170,134
4.00%, 06/20/52	574,899	545,770
2.50%, 08/20/52	279,014	241,932
4.50%, 08/20/52	483,842	467,602
2.50%, 09/20/52	281,991	244,489
4.50%, 09/20/52	11,695,159	11,301,401
5.00%, 09/20/52	193,937	193,422
5.00%, 10/20/52	781,641	770,680
5.00%, 11/20/52	1,078,024	1,060,786
5.50%, 11/20/52	687,145	684,863
2.50%, 12/20/52	671,807	582,469
3.50%, 12/20/52	588,981	543,903
5.00%, 12/20/52	98,326	96,763
5.00%, 01/20/53	392,078	390,961
2.50%, 02/20/53	680,573	590,865
3.50%, 02/20/53	1,960,460	1,815,299
	Par	Value
5.00%, 02/20/53	$ 297,657	$ 294,788
5.50%, 02/20/53	298,356	299,291
4.00%, 04/20/53	99,333	94,046
2.00%, 07/01/53 TBA	4,500,000	3,783,340
2.50%, 07/01/53 TBA	2,500,000	2,165,234
3.50%, 07/01/53 TBA	1,500,000	1,384,629
4.00%, 07/01/53 TBA	2,800,000	2,649,828
4.50%, 07/01/53 TBA	1,200,000	1,158,281
5.00%, 07/01/53 TBA	9,500,000	9,335,977
5.50%, 07/01/53 TBA	14,100,000	14,035,008
6.00%, 07/01/53 TBA	100,000	100,672
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 5.45%, 05/20/37†	47,655	47,337
Government National Mortgage Association, Series 2007-51
(Floating, 6.58% - ICE LIBOR USD 1M, 6.58% Cap), 1.43%, 08/20/37† IO	442,225	12,528
Government National Mortgage Association, Series 2010-85
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 1.50%, 01/20/40† IO	2,329	15
Government National Mortgage Association, Series 2010-H28
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 5.49%, 12/20/60†	87,939	87,381
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.48%, 0.48% Floor, 10.50% Cap), 5.57%, 03/20/61†	109,473	108,895
Government National Mortgage Association, Series 2011-H09
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 10.50% Cap), 5.59%, 03/20/61†	62,778	62,468
Government National Mortgage Association, Series 2012-144
0.33%, 01/16/53† IO γ	2,539,814	16,938
Government National Mortgage Association, Series 2012-34
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 0.90%, 03/20/42† IO	17,158	1,732
Government National Mortgage Association, Series 2012-H27
1.73%, 10/20/62† IO γ	223,923	5,567
Government National Mortgage Association, Series 2012-H30
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor, 10.50% Cap), 5.44%, 12/20/62†	249,718	247,980
Government National Mortgage Association, Series 2013-107
2.84%, 11/16/47† γ	113,335	101,842

See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association, Series 2013-53
3.50%, 04/20/43 IO	$ 33,560	$ 3,186
Government National Mortgage Association, Series 2014-118
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 1.05%, 08/20/44† IO	91,083	9,801
Government National Mortgage Association, Series 2014-17
3.54%, 06/16/48† γ	3,903	3,675
Government National Mortgage Association, Series 2014-93
0.67%, 11/16/55† IO γ	638,446	15,293
Government National Mortgage Association, Series 2015-167
4.00%, 04/16/45 IO	44,572	7,802
Government National Mortgage Association, Series 2015-H11
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.50% Cap), 5.64%, 05/20/65†	1,245,248	1,230,703
Government National Mortgage Association, Series 2015-H14
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 11.00% Cap), 5.52%, 05/20/65†	658,888	655,363
(Floating, ICE LIBOR USD 1M + 0.57%, 0.57% Floor, 7.50% Cap), 5.66%, 06/20/65†	2,305,567	2,287,259
Government National Mortgage Association, Series 2015-H15
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 7.50% Cap), 4.97%, 06/20/65†	892,362	883,988
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 5.39%, 06/20/65†	2,156,805	2,139,514
Government National Mortgage Association, Series 2015-H16
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 5.69%, 07/20/65†	2,148,538	2,127,234
Government National Mortgage Association, Series 2015-H17
(Floating, ICE LIBOR USD 1M + 0.46%, 0.46% Floor), 5.32%, 06/20/65†	198,724	197,683
Government National Mortgage Association, Series 2015-H18
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 5.13%, 07/20/65†	289,290	286,804
Government National Mortgage Association, Series 2015-H19
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 5.69%, 08/20/65†	308,626	305,623
Government National Mortgage Association, Series 2015-H22
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 4.58%, 09/20/65†	346,609	343,051
	Par	Value
Government National Mortgage Association, Series 2015-H23
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 7.50% Cap), 4.50%, 09/20/65†	$ 374,088	$ 369,849
Government National Mortgage Association, Series 2015-H26
(Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor, 11.00% Cap), 5.61%, 10/20/65†	833,690	828,035
Government National Mortgage Association, Series 2015-H30
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 4.81%, 08/20/61†	1,738	1,707
Government National Mortgage Association, Series 2016-152
0.73%, 08/15/58† IO γ	2,795,263	94,961
Government National Mortgage Association, Series 2017-190
0.62%, 03/16/60† IO γ	1,438,145	50,580
Government National Mortgage Association, Series 2017-H15
1.76%, 07/20/67† IO γ	313,543	15,543
(Floating, ICE LIBOR USD 1Y + 0.80%, 0.80% Floor, 7.50% Cap), 3.58%, 07/20/67†	1,030,368	1,030,654
Government National Mortgage Association, Series 2017-H18
0.16%, 09/20/67† IO γ	2,409,042	72,658
Government National Mortgage Association, Series 2017-H20
0.15%, 10/20/67† IO γ	105,897	4,059
Government National Mortgage Association, Series 2017-H22
0.04%, 11/20/67† IO γ	857,112	27,960
Government National Mortgage Association, Series 2018-H07
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 11.00% Cap), 5.39%, 05/20/68†	386,629	385,426
Government National Mortgage Association, Series 2020-123
2.50%, 08/20/50 IO	540,987	74,681
Government National Mortgage Association, Series 2020-127
2.50%, 08/20/50 IO	154,041	20,947
Government National Mortgage Association, Series 2020-129
2.50%, 09/20/50 IO	158,945	21,573
Government National Mortgage Association, Series 2020-160
2.50%, 10/20/50 IO	719,332	96,545
Government National Mortgage Association, Series 2020-173
2.50%, 11/20/50 IO	2,206,685	289,019
Government National Mortgage Association, Series 2020-179
1.01%, 09/16/62† IO γ	6,819,987	466,900
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2020-181
2.00%, 12/20/50 IO	$1,214,022	$ 129,161
Government National Mortgage Association, Series 2020-47
3.50%, 04/20/50 IO	330,969	54,979
Government National Mortgage Association, Series 2020-H09
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor, 11.00% Cap), 6.34%, 04/20/70†	110,498	111,401
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 4.86%, 05/20/70†	311,423	308,457
Government National Mortgage Association, Series 2020-H13
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 7.50% Cap), 4.42%, 07/20/70†	129,593	125,069
Government National Mortgage Association, Series 2021-135
2.00%, 08/20/51	4,057,136	3,379,749
Government National Mortgage Association, Series 2021-14
1.34%, 06/16/63	363,991	278,677
Government National Mortgage Association, Series 2021-188
2.00%, 10/20/51	1,110,664	929,711
Government National Mortgage Association, Series 2021-191
3.00%, 10/20/51 IO	645,788	107,926
Government National Mortgage Association, Series 2021-21
1.40%, 06/16/63	701,285	540,981
Government National Mortgage Association, Series 2021-223
2.00%, 06/20/51	902,137	771,200
Government National Mortgage Association, Series 2021-29
2.50%, 02/20/51 IO	464,256	79,794
Government National Mortgage Association, Series 2021-77
1.25%, 07/20/50	377,226	298,377
Government National Mortgage Association, Series 2022-102
2.25%, 06/16/64	1,500,000	938,068
Government National Mortgage Association, Series 2022-139
4.00%, 07/20/51	300,000	278,236
Government National Mortgage Association, Series 2022-189
2.50%, 10/20/51	580,071	484,872
Government National Mortgage Association, Series 2022-196
3.00%, 10/16/64† γ	300,000	223,242
Government National Mortgage Association, Series 2022-210
0.69%, 07/16/64† IO γ	1,491,675	96,907
Government National Mortgage Association, Series 2022-216
0.75%, 07/16/65† IO γ	1,494,588	91,960
	Par	Value
Government National Mortgage Association, Series 2022-220
3.00%, 10/16/64	$ 300,000	$ 227,030
Government National Mortgage Association, Series 2022-3
0.64%, 02/16/61† IO γ	97,399	5,092
Government National Mortgage Association, Series 2023-92
0.61%, 06/16/64†	2,000,000	118,179
2.00%, 06/16/64	1,700,000	1,279,920
GPMT, Ltd., Series 2021-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 6.41%, 07/16/35 144A †	1,189,076	1,180,415
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.36%, 0.36% Floor), 5.51%, 01/25/37†	277,756	241,219
GS Mortgage Securities Corporation Trust, Series 2018-SRP5, Class A
(Floating, ICE LIBOR USD 1M + 1.80%, 1.30% Floor), 6.99%, 09/15/31 144A †	1,373,213	1,132,736
GS Mortgage Securities Corporation Trust, Series 2021-DM, Class A
(Floating, ICE LIBOR USD 1M + 0.89%, 0.89% Floor), 6.08%, 11/15/36 144A †	1,570,000	1,534,028
GS Mortgage Securities Corporation Trust, Series 2021-DM, Class AS
(Floating, ICE LIBOR USD 1M + 1.39%, 1.39% Floor), 6.58%, 11/15/36 144A †	1,370,000	1,336,566
GS Mortgage Securities Corporation Trust, Series 2021-RENT, Class B
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 6.26%, 11/21/35 144A †	663,129	634,249
GS Mortgage Securities Corporation Trust, Series 2022-SHIP, Class C
(Floating, CME Term SOFR 1M + 1.92%, 1.92% Floor), 7.07%, 08/15/24 144A †	1,250,000	1,241,606
GS Mortgage Securities Trust, Series 2013-GC16, Class B
5.16%, 11/10/46	130,000	127,208
GS Mortgage Securities Trust, Series 2015-GC30, Class AS
3.78%, 05/10/50	370,000	347,022
GS Mortgage Securities Trust, Series 2017-GS6, Class A2
3.16%, 05/10/50	295,302	271,172
GS Mortgage-Backed Securities Trust, Series 2022-GR2, Class A2
3.00%, 08/26/52 144A † γ	2,389,847	2,017,813
GS Mortgage-Backed Securities Trust, Series 2022-PJ3, Class A4
2.50%, 08/25/52 144A † γ	2,027,853	1,642,578

See Notes to Financial Statements.

	Par	Value
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.06%, 09/25/35† γ	$ 147,757	$ 139,814
HIT Trust, Series 2022-HI32, Class C
(Floating, CME Term SOFR 1M + 3.74%, 3.74% Floor), 8.88%, 07/15/24 144A †	1,231,374	1,221,563
Impac CMB Trust, Series 2004-8, Class 1A
(Floating, ICE LIBOR USD 1M + 0.72%, 0.72% Floor, 11.00% Cap), 5.87%, 10/25/34†	10,507	9,892
IndyMac ARM Trust, Series 2001-H2, Class A1
3.69%, 01/25/32† γ	2,823	2,659
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D
5.13%, 05/15/45† γ	228,792	209,287
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A
2.29%, 03/05/42 144A	1,900,000	1,485,243
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
3.75%, 02/25/35† γ	9,667	8,917
JP Morgan Mortgage Trust, Series 2018-4, Class A1
3.50%, 10/25/48 144A † γ	112,878	100,352
JP Morgan Mortgage Trust, Series 2021-14, Class A11
(Floating, U.S. 30-Day Average SOFR + 0.95%, 5.00% Cap), 5.00%, 05/25/52 144A †	2,002,027	1,851,536
JP Morgan Mortgage Trust, Series 2021-6, Class A3
2.50%, 10/25/51 144A † γ	1,860,815	1,509,592
JP Morgan Mortgage Trust, Series 2021-LTV2, Class A1
2.52%, 05/25/52 144A	973,063	787,044
JP Morgan Mortgage Trust, Series 2022-INV1, Class A3
3.00%, 03/25/52 144A † γ	1,979,667	1,671,487
JP Morgan Mortgage Trust, Series 2022-LTV2, Class A3
3.50%, 09/25/52 144A † γ	1,972,812	1,712,370
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B
5.05%, 01/15/47† γ	50,000	45,172
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB
3.41%, 11/15/47	231,672	226,191
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class ASB
3.36%, 11/15/48	325,474	312,496
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class B
4.01%, 03/15/50	630,000	493,284
	Par	Value
KREST Commercial Mortgage Securities Trust, Series 2021-CHIP, Class A
2.56%, 11/05/44 144A	$2,300,000	$1,710,516
LSTAR Securities Investment, Ltd., Series 2023-1, Class A1
(Floating, U.S. SOFR + 3.50%), 8.56%, 01/01/28 144A †	571,176	568,615
Ludgate Funding PLC, Series 2007-1, Class A2A
(Floating, ICE LIBOR GBP 3M + 0.16%), 4.59%, 01/01/61(U) †	450,995	545,279
Ludgate Funding PLC, Series 2008-W1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.60%), 5.03%, 01/01/61(U) †	379,207	458,886
Manhattan West Mortgage Trust, Series 2020-OMW, Class A
2.13%, 09/10/39 144A	1,700,000	1,452,927
Mansard Mortgages PLC, Series 2007-1X, Class A2
(Floating, SONIA Interest Rate + 0.30%), 4.77%, 04/15/47(U) †	443,558	542,248
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
4.56%, 11/21/34† γ	75,132	71,057
MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 4A1
3.88%, 05/25/34† γ	42,538	39,860
MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class A
(Floating, CME Term SOFR 1M + 0.96%, 0.96% Floor), 6.11%, 07/15/36 144A †	651,449	640,919
Mill City Mortgage Loan Trust, Series 2017-2, Class A3
3.18%, 07/25/59 144A † γ	117,813	110,034
Mill City Mortgage Loan Trust, Series 2019-GS2, Class M1
3.00%, 08/25/59 144A	870,000	753,541
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS
3.46%, 05/15/46	27,448	26,848
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class B
4.00%, 12/15/47	370,000	343,170
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS
3.56%, 05/15/46	480,000	448,626
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A4
3.37%, 10/15/48	1,400,000	1,332,171
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB
3.56%, 12/15/47	342,856	332,383
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A
(Floating, ICE LIBOR USD 1M + 1.90%, 1.40% Floor), 7.09%, 05/15/36 144A †	$ 825,498	$ 801,572
Morgan Stanley Capital I Trust, Series 2020-CNP, Class A
2.51%, 04/05/42 144A † γ	1,600,000	1,212,443
MortgageIT Trust, Series 2005-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor, 11.50% Cap), 5.71%, 10/25/35†	66,669	65,111
MSCG Trust, Series 2015-ALDR, Class A2
3.58%, 06/07/35 144A † γ	580,000	530,580
NADG NNN Operating LP, Series 2019-1, Class A
3.37%, 12/28/49 144A	866,548	808,383
New Residential Mortgage Loan Trust, Series 2022-NQM4, Class A1
(Step to 4.99% on 07/25/25), 5.00%, 06/25/62 144A STEP	262,974	254,596
New Residential Mortgage Loan Trust, Series 2022-NQM5, Class A2
(Step to 6.50% on 02/25/25), 6.50%, 11/25/52 144A STEP	432,967	428,165
NYMT Loan Trust, Series 2022-SP1, Class A1
(Step to 8.25% on 08/25/25), 5.25%, 07/25/62 144A STEP	3,363,184	3,308,069
NYO Commercial Mortgage Trust, Series 2021-1290, Class A
(Floating, CME Term SOFR 1M + 1.21%, 1.10% Floor), 6.36%, 11/15/38 144A †	2,300,000	2,094,643
OBX Trust, Series 2018-1, Class A2
(Floating, ICE LIBOR USD 1M + 0.65%), 5.80%, 06/25/57 144A †	799,953	758,794
OBX Trust, Series 2022-NQM6, Class A1
(Step to 4.73% on 07/25/26), 4.70%, 07/25/62 144A STEP	1,307,182	1,265,855
OBX Trust, Series 2022-NQM7, Class A1
(Step to 5.81% on 09/25/26), 5.11%, 08/25/62 144A STEP	1,324,891	1,292,100
OBX Trust, Series 2022-NQM7, Class A3
(Step to 5.81% on 09/25/26), 5.70%, 08/25/62 144A STEP	1,827,436	1,758,932
OBX Trust, Series 2022-NQM8, Class A2
(Step to 5.93% on 08/25/23), 6.10%, 09/25/62 144A STEP	455,541	448,297
OBX Trust, Series 2022-NQM9, Class A1A
(Step to 6.25% on 12/25/23), 6.45%, 09/25/62 144A STEP	140,809	140,756
	Par	Value
OBX Trust, Series 2022-NQM9, Class A2
(Step to 6.25% on 12/25/23), 6.45%, 09/25/62 144A STEP	$1,267,284	$1,253,587
OBX Trust, Series 2023-NQM1, Class A3
6.50%, 11/25/62 144A † γ	424,756	419,136
OBX Trust, Series 2023-NQM3, Class A1
(Step to 6.95% on 05/25/27), 5.95%, 01/25/63 144A STEP	1,163,769	1,154,098
OSAT Trust, Series 2021-RPL1, Class A1
(Step to 3.65% on 07/25/24), 2.12%, 05/25/65 144A STEP	1,122,713	1,051,499
PFP, Ltd., Series 2021-8, Class A
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 6.16%, 08/09/37 144A †	1,323,801	1,289,253
PRKCM Trust, Series 2022-AFC1, Class A1A
4.10%, 04/25/57 144A † γ	1,080,533	1,008,936
PRPM LLC, Series 2022-1, Class A1
(Step to 6.72% on 03/25/25), 3.72%, 02/25/27 144A STEP	1,227,984	1,168,815
PRPM LLC, Series 2023-1, Class A1
6.88%, 02/25/28 144A † γ	239,466	238,188
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 6.10%, 07/25/36 144A †	1,732,577	1,678,016
Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class A
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 6.35%, 11/25/36 144A †	2,068,922	2,014,389
Resloc UK PLC, Series 2007-1X, Class A3A
(Floating, Euribor 3M + 0.16%), 3.69%, 12/15/43(E) †	632,160	658,150
Resloc UK PLC, Series 2007-1X, Class A3B
(Floating, SONIA Interest Rate + 0.28%), 5.16%, 12/15/43(U) †	158,040	192,201
Ripon Mortgages PLC, Series 1RA, Class A
(Floating, SONIA Interest Rate + 0.70%), 5.49%, 08/28/56(U) 144A †	3,442,189	4,352,706
Ripon Mortgages PLC, Series 1RA, Class C
(Floating, SONIA Interest Rate + 1.15%), 5.94%, 08/28/56(U) 144A †	3,100,000	3,848,022
Sequoia Mortgage Trust, Series 6, Class A
(Floating, ICE LIBOR USD 1M + 0.64%, 0.64% Floor, 11.00% Cap), 5.79%, 04/19/27†	61,110	58,373

See Notes to Financial Statements.

	Par	Value
SFO Commercial Mortgage Trust, Series 2021-555, Class D
(Floating, CME Term SOFR 1M + 2.51%, 2.40% Floor), 7.59%, 05/15/38 144A †	$ 970,000	$ 746,439
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.13%, 07/05/36 144A	340,000	305,656
SLG Office Trust, Series 2021-OVA, Class A
2.59%, 07/15/41 144A	430,000	345,705
SMRT, Series 2022-MINI, Class D
(Floating, CME Term SOFR 1M + 1.95%, 1.95% Floor), 7.10%, 01/15/39 144A †	1,290,000	1,220,630
SREIT Trust, Series 2021-IND, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 5.89%, 10/15/38 144A †	2,300,000	2,237,090
SREIT Trust, Series 2021-MFP2, Class A
(Floating, ICE LIBOR USD 1M + 0.82%, 0.82% Floor), 6.01%, 11/15/36 144A †	450,000	438,979
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 11.00% Cap), 5.65%, 07/19/35†	27,337	24,740
STWD Mortgage Trust, Series 2021-HTS, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 6.24%, 04/15/34 144A †	1,959,000	1,922,514
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A
(Floating, CME Term SOFR 1M + 2.19%, 2.19% Floor), 7.33%, 05/15/37 144A †	850,000	827,614
Thornburg Mortgage Securities Trust, Series 2003-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.64%, 0.64% Floor, 11.50% Cap), 5.79%, 09/25/43†	2,713	2,565
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3
3.87%, 04/25/45† γ	16,572	15,723
Towd Point Mortgage Funding PLC, Series 2019-A13X, Class A1
(Floating, SONIA Interest Rate + 1.35%), 5.84%, 07/20/45(U) †	1,175,320	1,492,648
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, SONIA Interest Rate + 1.14%), 5.64%, 10/20/51(U) 144A †	695,587	884,102
Towd Point Mortgage Funding PLC, Series 2020-A14X, Class A
(Floating, SONIA Interest Rate + 1.35%), 6.10%, 05/20/45(U) †	2,702,560	3,418,753
	Par	Value
Towd Point Mortgage Funding, Series 2019-A13A, Class A1
(Floating, SONIA Interest Rate + 1.35%), 5.84%, 07/20/45(U) 144A †	$ 1,175,320	$ 1,492,648
Towd Point Mortgage Trust, Series 2020-1, Class A1
2.71%, 01/25/60 144A † γ	497,461	459,471
Towd Point Mortgage Trust, Series 2020-2, Class A1A
1.64%, 04/25/60 144A	337,223	292,126
Uniform Mortgage Backed Securities
2.50%, 07/01/52 TBA	7,200,000	6,106,500
4.00%, 07/01/52 TBA	800,000	750,844
4.00%, 08/01/52 TBA	62,500,000	58,708,496
3.00%, 07/01/53 TBA	75,808,964	66,732,617
3.50%, 07/01/53 TBA	5,400,000	4,921,383
5.00%, 07/01/53 TBA	42,800,000	41,940,656
5.50%, 07/01/53 TBA	200,000	199,047
6.00%, 07/01/53 TBA	700,000	706,232
4.50%, 08/01/53 TBA	18,300,000	17,603,742
5.00%, 09/01/53 TBA	15,400,000	15,100,422
UWM Mortgage Trust, Series 2021-INV2, Class A9
(Floating, U.S. 30-Day Average SOFR + 1.00%, 5.00% Cap), 5.00%, 09/25/51 144A †	2,003,844	1,858,818
UWM Mortgage Trust, Series 2021-INV3, Class A3
2.50%, 11/25/51 144A † γ	2,846,940	2,298,955
UWM Mortgage Trust, Series 2021-INV3, Class A9
(Floating, U.S. 30-Day Average SOFR + 0.95%, 5.00% Cap), 5.00%, 11/25/51 144A †	2,046,237	1,892,537
UWM Mortgage Trust, Series 2021-INV4, Class A3
2.50%, 12/25/51 144A † γ	1,976,743	1,596,256
VASA Trust, Series 2021-VASA, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 6.09%, 07/15/39 144A †	390,000	343,905
Verus Securitization Trust, Series 2022-6, Class A3
(Step to 4.94% on 07/25/26), 4.91%, 06/25/67 144A STEP	2,238,111	2,115,374
Verus Securitization Trust, Series 2022-8, Class A2
(Step to 6.18% on 11/25/26), 6.13%, 09/25/67 144A STEP	948,251	936,359
Verus Securitization Trust, Series 2022-INV1, Class A1
(Step to 5.87% on 09/25/26), 5.04%, 08/25/67 144A STEP	91,216	88,768
Verus Securitization Trust, Series 2023-3, Class A3
(Step to 7.74% on 05/25/27), 6.74%, 03/25/68 144A STEP	1,164,969	1,157,397
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Verus Securitization Trust, Series 2023-4, Class A1
(Step to 6.81% on 06/25/27), 5.81%, 05/25/27 144A STEP	$ 969,070	$ 961,365
VLS Commercial Mortgage Trust, Series 2020-LAB, Class B
2.45%, 10/10/42 144A	1,610,000	1,247,430
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR19, Class A7
4.20%, 02/25/33† γ	1,513	1,456
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 5.38%, 06/25/42†	2,781	2,562
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR1, Class A1B
(Floating, ICE LIBOR USD 1M + 0.78%, 0.78% Floor, 10.50% Cap), 5.93%, 01/25/45†	482,337	450,278
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 10.50% Cap), 5.73%, 10/25/45†	296,545	280,160
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
3.65%, 02/25/37† γ	108,487	94,247
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3
3.67%, 02/25/37† γ	67,282	60,859
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Class 2A1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.76%, 0.76% Floor), 4.74%, 04/25/47†	241,197	212,833
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 10.50% Cap), 5.69%, 07/25/45†	221,605	210,597
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 10.50% Cap), 5.73%, 07/25/45†	61,303	57,091
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A
4.10%, 01/14/26 144A	23,277	22,060
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1
4.39%, 12/28/37† γ	136,834	125,840
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class D
3.25%, 01/15/60 144A	150,000	103,735
	Par	Value
Wells Fargo Commercial Mortgage Trust, Series 2019-C51, Class ASB
3.16%, 06/15/52	$ 300,000	$ 276,576
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A1
3.50%, 07/25/49 144A † γ	29,015	25,950
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA
1.11%, 03/15/47† IO γ	556,513	1,948
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA
1.15%, 08/15/47† IO γ	2,295,119	21,038
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS
3.93%, 11/15/47	290,000	275,057
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C
4.29%, 11/15/47	300,000	241,275
Worldwide Plaza Trust, Series 2017-WWP, Class A
3.53%, 11/10/36 144A	1,900,000	1,603,729
Total Mortgage-Backed Securities (Cost $965,794,781)		925,030,976
MUNICIPAL BONDS — 0.6%
Alameda Corridor Transportation Authority, Revenue Bond (AGM Insured)
5.40%, 10/01/46	1,250,000	1,250,670
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	813,567
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	225,000	247,306
California Statewide Communities Development Authority, Revenue Bond
1.81%, 02/01/30	25,000	20,112
1.88%, 02/01/31	150,000	117,674
California Statewide Communities Development Authority, Revenue Bond (AGM Insured)
7.14%, 08/15/47	1,200,000	1,293,591
Central Texas Regional Mobility Authority, Revenue Bond, Series E
3.17%, 01/01/41	1,000,000	774,846
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series A
6.90%, 12/01/40	680,000	771,929
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series B
6.90%, 12/01/40	290,000	329,205
City of Houston Texas Airport System Revenue, Revenue Bond, Subseries C
2.24%, 07/01/29	110,000	95,364

See Notes to Financial Statements.

	Par	Value
City of New Orleans Louisiana Sewerage Service Revenue, Revenue Bond (AGM Insured)
0.96%, 06/01/26	$ 25,000	$ 22,033
1.41%, 06/01/28	65,000	54,591
City of New Orleans Louisiana Water System Revenue, Revenue Bond (AGM Insured)
1.01%, 12/01/26	30,000	26,061
1.46%, 12/01/28	65,000	53,960
Commonwealth Financing Authority, Revenue Bond, Series C
2.76%, 06/01/30	50,000	44,093
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bond
4.28%, 02/01/36	1,300,000	1,224,595
Louisiana State Transportation Authority, Revenue Bond, Series A
2.00%, 02/15/30	50,000	41,892
Metropolitan Transportation Authority, Revenue Bond, Series A-2
5.99%, 11/15/30	115,000	121,074
Metropolitan Transportation Authority, Revenue Bond, Series C-2
5.18%, 11/15/49	825,000	754,483
Municipal Improvement Corporation of Los Angeles, Revenue Bond, Series A
2.07%, 11/01/30	670,000	551,436
Municipal Improvement Corporation of Los Angeles, Revenue Bond, Series C
1.83%, 11/01/29	70,000	58,173
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	292,683
Port of Oakland, Senior Lien Revenue Bond, Series R
1.95%, 05/01/28	90,000	79,247
2.10%, 05/01/30	25,000	21,180
2.20%, 05/01/31	135,000	112,710
San Francisco Municipal Transportation Agency, Revenue Bond, Series A
1.30%, 03/01/28	155,000	130,633
San Jose Financing Authority, Revenue Bond
1.81%, 06/01/29	100,000	84,891
1.86%, 06/01/30	55,000	45,663
State Board of Administration Finance Corporation, Revenue Bond, Series A
2.15%, 07/01/30	235,000	196,122
State of California, General Obligation
7.55%, 04/01/39	410,000	517,548
	Par	Value
State of Illinois, General Obligation
5.10%, 06/01/33	$ 405,000	$ 398,415
6.63%, 02/01/35	456,923	477,314
7.35%, 07/01/35	431,786	465,801
State of Louisiana, Revenue Bond, I-49 North Project
1.06%, 09/01/26	15,000	13,246
State of Louisiana, Revenue Bond, I-49 South Project
1.54%, 09/01/28	70,000	59,435
Tarrant County Cultural Education Facilities Finance Corporation, Revenue Bond (AGM Insured)
2.78%, 09/01/34	1,000,000	785,936
University of North Carolina at Charlotte (The), Revenue Bond
1.71%, 04/01/28	5,000	4,351
Total Municipal Bonds (Cost $13,032,258)		12,351,830

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.1%
Call Swaption — 0.0%
Pay 1-Day SOFR (Annually); Receive 2.697% (Annually); Interest Rate Swap Maturing 04/04/2025 USD, Strike Price $2.70, Expires 04/02/24 (GSC)	1	$ 100	43,667
Call Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 08/2023, Strike Price $113.00, Expires 07/21/23 (GSC)	36	4,041,562	14,625
10-Year U.S. Treasury Note Future expiration date 08/2023, Strike Price $113.50, Expires 07/21/23 (GSC)	26	2,918,906	6,906
10-Year U.S. Treasury Note Future expiration date 08/2023, Strike Price $114.00, Expires 07/21/23 (GSC)	117	13,135,078	20,110
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
3-Month SOFR Interest Rate Swap expiration 09/2023, Strike Price $96.00, Expires 09/15/23 (GSC)	37	$8,750,500	$ 2,544
5-Year U.S. Treasury Note Future expiration date 08/2023, Strike Price $107.20, Expires 07/21/23 (GSC)	72	7,710,754	32,625
5-Year U.S. Treasury Note Future expiration date 08/2023, Strike Price $107.70, Expires 07/21/23 (GSC)	72	7,710,754	19,687
5-Year U.S. Treasury Note Future expiration date 08/2023, Strike Price $108.00, Expires 07/21/23 (GSC)	61	6,532,722	12,391
5-Year U.S. Treasury Note Future expiration date 08/2023, Strike Price $108.70, Expires 07/21/23 (GSC)	4	428,375	344
Bank of America, N.A. 2Y-10 ISDA CAP Expiring on December 2023, Strike Price $0.41, Expires 12/19/23 (BOA)	1	3,350,000	2,498
Bank of America, N.A. 2Y-10 SOFR CAP Expiring on June 2024, Strike Price $0.47, Expires 06/20/24 (BOA)	1	3,400,000	5,689
Barclays, N.A. 2Y-10 ISDA CAP Expiring on December 2023, Strike Price $0.40, Expires 12/19/23 (BAR)	1	3,400,000	2,535
Barclays, N.A. 2Y-10 ISDA CAP Expiring on June 2024, Strike Price $0.46, Expires 06/20/24 (BAR)	1	3,400,000	5,506
Barclays, N.A. 2Y-10 SOFR CAP Expiring on December 2023, Strike Price $0.42, Expires 12/19/23 (BAR)	1	3,400,000	2,698
	Number of Contracts	Notional Amount	Value
Barclays, N.A. 2Y-10 SOFR CAP Expiring on June 2024, Strike Price $0.46, Expires 06/20/24 (BAR)	1	$ 3,350,000	$ 5,606
Long U.S. Treasury Bond Future expiration date 05/2023, Strike Price $127.00, Expires 07/21/23 (GSC)	18	2,284,313	21,375
Long U.S. Treasury Bond Future expiration date 05/2023, Strike Price $128.00, Expires 07/21/23 (GSC)	14	1,776,688	10,719
Morgan Stanley, N.A. 2Y-10 ISDA CAP Expiring on December 2023, Strike Price $0.39, Expires 12/19/23 (MSCS)	1	3,400,000	2,535
Morgan Stanley, N.A. 2Y-10 ISDA CAP Expiring on December 2023, Strike Price $0.39, Expires 12/19/23 (MSCS)	1	3,400,000	2,535
Morgan Stanley, N.A. 2Y-10 ISDA CAP Expiring on June 2024, Strike Price $0.44, Expires 06/20/24 (MSCS)	1	3,400,000	5,506
Morgan Stanley, N.A. 2Y-10 ISDA CAP Expiring on June 2024, Strike Price $0.45, Expires 06/20/24 (MSCS)	1	3,400,000	5,506
			181,940
Put Options — 0.1%
3-Month SOFR Interest Rate Swap expiration 10/2023, Strike Price $97.00, Expires 10/13/23 (GSC)	123	29,101,800	339,787
3-Month SOFR Interest Rate Swap expiration 12/2023, Strike Price $95.87, Expires 12/15/23 (GSC)	102	24,133,200	106,462

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
3-Month SOFR Interest Rate Swap expiration 12/2023, Strike Price $96.00, Expires 12/15/23 (GSC)	237	$56,074,200	$ 284,400
5-Year U.S. Treasury Note Future expiration date 08/2023, Strike Price $108.20, Expires 07/21/23 (GSC)	40	4,283,752	52,188
			782,837
Put Swaption — 0.0%
Pay 2.697% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 04/04/2025 USD, Strike Price $2.70, Expires 04/02/24 (GSC)	1	100	43,667
Total Purchased Options (Premiums paid $975,733)			1,052,111

	Par
U.S. TREASURY OBLIGATIONS — 11.6%
U.S. Treasury Bills
5.00%, 09/07/23Ω ‡‡	$ 1,504,000	1,489,855
5.09%, 09/14/23Ω ‡‡	284,000	281,031
5.07%, 10/03/23Ω	6,200,000	6,118,203
		7,889,089
U.S. Treasury Bonds
4.38%, 02/15/38	10,000	10,653
4.25%, 05/15/39	4,300,000	4,500,387
4.38%, 11/15/39	200,000	211,977
1.13%, 08/15/40	3,830,000	2,465,712
1.38%, 11/15/40	35,860,000	24,020,597
1.88%, 02/15/41	9,190,000	6,681,058
2.25%, 05/15/41	8,910,000	6,869,227
1.75%, 08/15/41	1,350,000	949,430
3.13%, 11/15/41‡‡	3,580,000	3,154,595
2.38%, 02/15/42	2,800,000	2,181,266
3.25%, 05/15/42	7,050,000	6,294,603
2.75%, 08/15/42‡‡	10,430,000	8,599,657
2.75%, 11/15/42‡‡	7,050,000	5,803,307
3.88%, 02/15/43	1,450,000	1,414,203
2.88%, 05/15/43Δ	3,200,000	2,678,625
3.88%, 05/15/43Δ	3,470,000	3,386,503
3.63%, 08/15/43‡‡ Δ	280,000	262,959
3.63%, 02/15/44‡‡	6,460,000	6,055,998
3.38%, 05/15/44‡‡	3,200,000	2,886,750
3.13%, 08/15/44	5,260,000	4,554,420
3.00%, 11/15/44	3,100,000	2,625,131
	Par	Value
2.50%, 02/15/45Δ	$ 950,000	$ 736,009
2.88%, 08/15/45	4,550,000	3,757,482
3.00%, 02/15/48	6,170,000	5,205,937
3.38%, 11/15/48	1,370,000	1,238,726
3.00%, 02/15/49	3,730,000	3,156,877
2.88%, 05/15/49Δ	6,720,000	5,559,225
2.25%, 08/15/49	400,000	290,875
2.00%, 02/15/50	8,500,000	5,831,631
1.25%, 05/15/50Δ	10,740,000	6,045,235
1.38%, 08/15/50Δ	16,640,000	9,678,825
1.63%, 11/15/50	15,020,000	9,336,162
1.88%, 02/15/51	1,630,000	1,080,130
2.38%, 05/15/51Δ	5,720,000	4,255,591
2.00%, 08/15/51	3,830,000	2,612,180
1.88%, 11/15/51	651,000	430,016
2.25%, 02/15/52	10,552,000	7,630,003
4.00%, 11/15/52	750,000	770,625
3.63%, 05/15/53‡‡	260,000	249,925
		163,472,512
U.S. Treasury Inflationary Index Notes
0.63%, 07/15/32	8,144,058	7,490,983
1.13%, 01/15/33	7,016,914	6,728,396
		14,219,379
U.S. Treasury Notes
0.25%, 09/30/23Δ	160,000	158,057
0.25%, 11/15/23Δ	60,000	58,897
3.00%, 06/30/24	650,000	634,695
0.38%, 11/30/25	20,000	18,057
0.75%, 05/31/26	2,720,000	2,443,803
1.38%, 08/31/26	2,680,000	2,439,166
2.63%, 05/31/27	170,000	159,764
0.75%, 01/31/28	7,640,000	6,555,031
2.75%, 02/15/28‡‡ Δ	1,400,000	1,316,082
1.25%, 03/31/28‡‡	510,000	446,459
3.63%, 03/31/28	3,300,000	3,223,559
2.63%, 02/15/29‡‡	5,260,000	4,875,157
2.75%, 05/31/29‡‡	5,300,000	4,935,418
3.50%, 04/30/30	2,300,000	2,233,516
3.75%, 05/31/30	1,990,000	1,962,482
3.88%, 06/30/30	910,000	898,056
2.75%, 08/15/32	2,570,000	2,356,519
		34,714,718
U.S. Treasury Strips
2.22%, 02/15/40Ω ‡‡	2,790,000	1,421,040
2.18%, 08/15/41Ω	1,080,000	509,140
2.42%, 05/15/44Ω ‡‡	3,405,000	1,469,867
2.48%, 11/15/44Ω	820,000	345,923
2.33%, 02/15/46Ω	4,115,000	1,662,244
1.97%, 05/15/52Ω	44,750,000	15,335,818
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.23%, 05/15/53Ω Δ	$7,050,000	$ 2,371,583
		23,115,615
Total U.S. Treasury Obligations (Cost $294,439,625)		243,411,313

	Shares
PREFERRED STOCK — 0.0%
Jackson Financial, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.73%), 8.00% † (Cost $150,000)	6,000	149,640
MONEY MARKET FUNDS — 4.3%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø ∞	54,511,843	54,511,843
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø §	28,258,812	28,258,812
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	8,564,033	8,564,033
Total Money Market Funds (Cost $91,334,688)		91,334,688

	Par
REPURCHASE AGREEMENTS — 11.3%
Citigroup Global Markets, Inc.
5.18% (dated 06/30/23, due 07/03/23, repurchase price $119,468,721, collateralized by U.S. Treasury Bonds, 3.875%, due 08/15/40 total market value $121,378,825)	$119,400,000	119,400,000
Deutsche Bank Securities Inc.
5.14% (dated 06/30/23, due 07/05/23, repurchase price $118,784,739, collateralized by U.S. Treasury Inflation Index Bonds, 0.625%, due 01/15/24, total market value $121,345,786)	118,700,000	118,700,000
Total Repurchase Agreements (Cost $238,100,000)		238,100,000
TOTAL INVESTMENTS —118.9% (Cost $2,689,351,735)		2,502,899,623

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 08/2023, Strike Price $114.50, Expires 07/21/23 (GSC)	(45)	$(5,051,953)	(4,922)
	Number of Contracts	Notional Amount	Value
10-Year U.S. Treasury Note Future expiration date 08/2023, Strike Price $116.00, Expires 07/21/23 (GSC)	(17)	$ (1,908,516)	$ (532)
3-Month SOFR Interest Rate Swap expiration 09/2023, Strike Price $96.75, Expires 09/15/23 (GSC)	(74)	(17,501,000)	(2,775)
5-Year U.S. Treasury Note Future expiration date 08/2023, Strike Price $110.00, Expires 07/21/23 (GSC)	(53)	(5,675,971)	(1,242)
			(9,471)
Call Swaptions — (0.0)%
Pay 0.4% (Annually); Receive 1-Month IBOR (Annually); Interest Rate Swap Maturing 01/10/2029 JPY, Strike Price $0.40, Expires 01/05/24 (JPM)	(1)	(464,000,000)	(31,189)
Pay 2.15% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 11/22/2024 USD, Strike Price $2.15, Expires 11/20/23 (GSC)	(1)	(7,900,000)	(825)
Pay 2.697% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 04/04/2025 USD, Strike Price $2.70, Expires 04/02/24 (GSC)	(1)	(5,800,000)	(5,760)
Pay 2.908% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 05/15/2025 USD, Strike Price $2.91, Expires 05/13/24 (BOA)	(1)	(11,450,000)	(18,221)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Pay 2.935% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 05/15/2025 USD, Strike Price $2.94, Expires 05/13/24 (BOA)	(1)	$(11,450,000)	$ (18,633)
Pay 3.025% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 05/14/2025 USD, Strike Price $3.03, Expires 05/10/24 (BOA)	(1)	(22,650,000)	(39,180)
Pay 3.25% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 07/24/2033 USD, Strike Price $3.25, Expires 07/20/23 (JPM)	(1)	(1,400,000)	(1,504)
			(115,312)
Put Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 08/2023, Strike Price $111.00, Expires 07/21/23 (GSC)	(45)	(5,051,953)	(11,250)
3-Month SOFR Interest Rate Swap expiration 10/2023, Strike Price $96.25, Expires 10/13/23 (GSC)	(123)	(29,101,800)	(166,050)
3-Month SOFR Interest Rate Swap expiration 10/2023, Strike Price $96.50, Expires 10/13/23 (GSC)	(123)	(29,101,800)	(218,325)
3-Month SOFR Interest Rate Swap expiration 12/2023, Strike Price $95.25, Expires 12/15/23 (GSC)	(204)	(48,266,400)	(91,800)
	Number of Contracts	Notional Amount	Value
3-Month SOFR Interest Rate Swap expiration 12/2023, Strike Price $95.37, Expires 12/15/23 (GSC)	(474)	$(112,148,400)	$(257,737)
5-Year U.S. Treasury Note Future expiration date 08/2023, Strike Price $107.20, Expires 07/21/23 (GSC)	(80)	(8,567,504)	(48,750)
			(793,912)
Put Swaptions — (0.1)%
Pay 1-Day SOFR (Annually); Receive 2.697% (Annually); Interest Rate Swap Maturing 04/04/2025 USD, Strike Price $2.70, Expires 04/02/24 (GSC)	(1)	(5,800,000)	(106,039)
Pay 1-Day SOFR (Annually); Receive 2.908% (Annually); Interest Rate Swap Maturing 05/15/2025 USD, Strike Price $2.91, Expires 05/13/24 (BOA)	(1)	(11,450,000)	(175,573)
Pay 1-Day SOFR (Annually); Receive 2.935% (Annually); Interest Rate Swap Maturing 05/15/2025 USD, Strike Price $2.94, Expires 05/13/24 (BOA)	(1)	(11,450,000)	(173,119)
Pay 1-Day SOFR (Annually); Receive 3.025% (Annually); Interest Rate Swap Maturing 05/14/2025 USD, Strike Price $3.03, Expires 05/10/24 (BOA)	(1)	(22,650,000)	(326,763)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Pay 1-Day SOFR (Annually); Receive 3.353% (Semiannually); Interest Rate Swap Maturing 07/11/2028 USD, Strike Price $3.35, Expires 07/07/23 (BNP)	(1)	$(4,200,000)	$ (106,258)
Pay 1-Day SOFR (Annually); Receive 3.5075% (Semiannually); Interest Rate Swap Maturing 07/18/2028 USD, Strike Price $3.51, Expires 07/14/23 (BNP)	(1)	(4,240,000)	(77,793)
Pay 1-Day SOFR (Annually); Receive 3.65% (Annually); Interest Rate Swap Maturing 07/24/2033 USD, Strike Price $3.65, Expires 07/20/23 (JPM)	(1)	(1,400,000)	(5,641)
Pay 1-Day SOFR (Annually); Receive 3.65% (Annually); Interest Rate Swap Maturing 11/22/2024 USD, Strike Price $3.65, Expires 11/20/23 (GSC)	(1)	(7,900,000)	(110,369)
Pay 1-Day SOFR (Annually); Receive 4.715% (Annually); Interest Rate Swap Maturing 09/13/2024 USD, Strike Price $4.72, Expires 09/11/23 (MSCS)	(1)	(6,900,000)	(41,127)
			(1,122,682)
Total Written Options (Premiums received $ (1,223,577))			(2,041,377)

Par
TBA SALE COMMITMENTS — (1.9)%
Uniform Mortgage Backed Securities 3.50%, 07/01/53 TBA	$(100,000)	(91,137)
	Par	Value
Uniform Mortgage Backed Securities 4.00%, 07/01/52 TBA	$ (2,000,000)	$ (1,877,109)
Uniform Mortgage Backed Securities 2.00%, 07/01/52 TBA	(24,000,000)	(19,577,813)
Uniform Mortgage Backed Securities 5.50%, 07/01/53 TBA	(1,000,000)	(995,234)
Uniform Mortgage Backed Securities 6.00%, 07/01/53 TBA	(7,000,000)	(7,062,344)
Government National Mortgage Association 3.00%, 07/01/53 TBA	(8,000,000)	(7,149,687)
Government National Mortgage Association 4.50%, 07/01/53 TBA	(3,000,000)	(2,895,703)
Total TBA Sale Commitments (Proceeds $(39,831,457))		(39,649,027)
Liabilities in Excess of Other Assets — (16.9)%		(355,166,661)
NET ASSETS — 100.0%		$2,106,042,558
PORTFOLIO SUMMARY (based on net assets)
%
Mortgage-Backed Securities	43.9
Corporate Bonds	24.8
U.S. Treasury Obligations	11.6
Repurchase Agreements	11.3
Foreign Bonds	10.2
Asset-Backed Securities	9.5
Money Market Funds	4.3
Agency Obligations	1.6
Loan Agreements	0.9
Municipal Bonds	0.6
Purchased Options	0.1
Commercial Paper	0.1
Preferred Stock	—**
Written Options	(0.1)
TBA Sale Commitments	(1.9)
116.9
**Rounds to less than 0.05%

See Notes to Financial Statements.

Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro-Buxl	09/2023	(12)	$ (1,827,978)	$ (18,647)
Euro-Bobl	09/2023	(37)	(4,671,722)	16,200
Euro-Bund	09/2023	(185)	(26,998,364)	254,742
Euro-OAT	09/2023	32	4,483,523	(11,014)
10-Year Japanese Treasury Bond	09/2023	(31)	(31,914,134)	(113,818)
10-Year Commonwealth Treasury Bond	09/2023	73	5,649,337	(70,495)
3-Month Euribor	09/2023	(9)	(2,359,202)	3,652
3-Month CME SOFR	09/2023	1	236,950	(4,450)
10-Year U.S. Treasury Note	09/2023	(449)	(50,407,266)	450,947
U.S. Treasury Long Bond	09/2023	(523)	(66,371,969)	(144,086)
Ultra 10-Year U.S. Treasury Note	09/2023	124	14,686,250	(116,842)
Ultra Long U.S. Treasury Bond	09/2023	476	64,840,125	318,896
Long GILT	09/2023	30	3,630,930	(71,291)
2-Year U.S. Treasury Note	09/2023	458	93,131,438	(1,043,625)
5-Year U.S. Treasury Note	09/2023	1,207	129,262,156	(1,817,430)
3-Month SONIA Index	12/2023	(173)	(51,659,319)	332,243
3-Month CME SOFR	03/2024	(150)	(35,490,000)	474,380
3-Month SONIA Index	09/2024	23	6,856,683	(19,728)
3-Month SONIA Index	12/2024	196	58,561,547	(578,333)
3-Month CME SOFR	03/2025	409	98,134,438	(214,957)
3-Month CME SOFR	03/2026	58	13,997,575	21,791
Total Futures Contracts outstanding at June 30, 2023			$221,770,998	$(2,351,865)
Forward Foreign Currency Contracts outstanding at June 30, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/31/23	U.S. Dollars	34,177,438	Japanese Yen	4,510,000,000	RBS	$2,761,305
07/05/23	Brazilian Reals	16,093,734	U.S. Dollars	2,970,255	DEUT	387,635
07/18/23	U.S. Dollars	4,179,121	Chinese Offshore Yuan	28,601,065	GSC	238,885
08/28/23	U.S. Dollars	2,022,692	Japanese Yen	279,000,000	JPM	70,951
09/12/23	U.S. Dollars	747,898	South African Rand	13,112,368	UBS	56,522
08/02/23	U.S. Dollars	14,277,274	Euro	13,012,000	BNP	53,561
09/20/23	Euro	2,330,319	U.S. Dollars	2,506,121	MSCS	47,353
08/16/23	U.S. Dollars	612,182	Japanese Yen	81,353,429	MSCS	44,107
08/16/23	Mexican Pesos	14,375,712	U.S. Dollars	790,017	DEUT	41,989
09/20/23	Swiss Francs	3,437,544	U.S. Dollars	3,836,793	UBS	37,797
10/17/23	U.S. Dollars	827,328	South African Rand	15,066,222	DEUT	35,708
07/18/23	Canadian Dollars	2,434,002	U.S. Dollars	1,809,374	GSC	28,498
09/20/23	Swiss Francs	2,341,536	U.S. Dollars	2,614,203	SS	25,034
09/05/23	Brazilian Reals	16,323,778	U.S. Dollars	3,343,666	GSC	23,496
07/05/23	Australian Dollars	1,315,085	U.S. Dollars	853,259	BNP	22,926
08/16/23	U.S. Dollars	286,067	Japanese Yen	37,858,993	BAR	21,705
07/05/23	British Pounds	653,000	U.S. Dollars	807,730	RBS	21,613
07/18/23	Mexican Pesos	17,000,000	U.S. Dollars	974,961	GSC	14,454
07/05/23	Australian Dollars	838,346	U.S. Dollars	548,823	UBS	9,731
08/02/23	Australian Dollars	1,247,706	U.S. Dollars	826,109	UBS	5,923
09/19/23	U.S. Dollars	1,003,990	Euro	911,317	MSCS	5,454
10/17/23	U.S. Dollars	259,564	South African Rand	4,837,289	GSC	5,399
09/20/23	U.S. Dollars	835,209	Australian Dollars	1,244,638	MSCS	4,152
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
08/02/23	Australian Dollars	905,725	U.S. Dollars	600,396	BNP	$ 3,585
07/05/23	Euro	381,000	U.S. Dollars	413,392	UBS	2,467
07/18/23	U.S. Dollars	166,271	Euro	150,000	GSC	2,432
09/13/23	Peruvian Nuevo Soles	1,858,245	U.S. Dollars	507,343	BAR	1,804
09/20/23	Peruvian Nuevo Soles	7,716,576	U.S. Dollars	2,112,000	GSC	1,366
09/13/23	Peruvian Nuevo Soles	1,221,162	U.S. Dollars	333,742	BNP	848
09/13/23	Peruvian Nuevo Soles	779,941	U.S. Dollars	212,866	DEUT	833
08/16/23	U.S. Dollars	12,963	Chinese Offshore Yuan	89,000	HSBC	672
08/16/23	U.S. Dollars	10,754	Chinese Offshore Yuan	75,000	BAR	397
09/20/23	U.S. Dollars	44,813	Australian Dollars	67,067	SS	32
Subtotal Appreciation						$ 3,978,634
08/02/23	U.S. Dollars	359,219	Danish Kroner	2,446,265	MSCS	$ (48)
07/14/23	U.S. Dollars	28,391	Mexican Pesos	489,000	GSC	(93)
09/20/23	U.S. Dollars	90,409	Canadian Dollars	120,283	UBS	(506)
07/18/23	Australian Dollars	150,776	U.S. Dollars	101,258	CITI	(760)
08/02/23	U.S. Dollars	112,065	Danish Kroner	768,526	UBS	(804)
09/20/23	U.S. Dollars	871,312	Swedish Kronor	9,386,657	UBS	(2,500)
09/20/23	U.S. Dollars	833,096	New Zealand Dollars	1,363,094	DEUT	(3,142)
07/05/23	British Pounds	593,000	U.S. Dollars	757,499	BNP	(4,359)
09/20/23	Euro	1,219,000	Swiss Francs	1,189,559	MSCS	(5,065)
09/20/23	U.S. Dollars	1,205,050	Canadian Dollars	1,604,051	MSCS	(7,363)
07/14/23	U.S. Dollars	738,835	Euro	684,000	FASC	(8,109)
07/05/23	U.S. Dollars	463,656	Danish Kroner	3,220,000	MSCS	(8,395)
07/18/23	Indonesian Rupiahs	29,921,033,357	U.S. Dollars	2,001,447	CITI	(10,262)
09/20/23	U.S. Dollars	2,461,014	Swedish Kronor	26,556,674	SS	(11,170)
09/20/23	U.S. Dollars	3,748,460	New Zealand Dollars	6,128,900	MSCS	(11,528)
09/20/23	U.S. Dollars	1,080,204	British Pounds	861,578	MSCS	(14,215)
09/20/23	U.S. Dollars	581,170	Norwegian Kroner	6,385,085	BNP	(15,417)
07/18/23	Euro	2,576,395	U.S. Dollars	2,830,994	CITI	(16,903)
09/20/23	U.S. Dollars	777,919	Norwegian Kroner	8,518,835	JPM	(18,034)
09/20/23	U.S. Dollars	1,176,708	Euro	1,091,201	MSCS	(18,987)
07/18/23	U.S. Dollars	1,043,425	British Pounds	838,429	GSC	(21,532)
07/05/23	U.S. Dollars	3,343,666	Brazilian Reals	16,144,892	GSC	(24,898)
09/20/23	U.S. Dollars	3,649,304	Peruvian Nuevo Soles	13,436,738	JPM	(30,662)
09/20/23	U.S. Dollars	2,612,715	British Pounds	2,085,027	BNP	(35,788)
09/20/23	Japanese Yen	161,988,668	U.S. Dollars	1,181,840	CITI	(44,480)
07/18/23	Norwegian Kroner	26,657,844	Euro	2,336,693	GSC	(66,899)
09/20/23	Japanese Yen	289,729,061	U.S. Dollars	2,111,837	UBS	(77,580)
08/02/23	U.S. Dollars	20,357,361	British Pounds	16,097,000	JPM	(90,732)
07/05/23	U.S. Dollars	14,397,578	Euro	13,393,000	BNP	(220,805)
07/18/23	U.S. Dollars	5,085,750	Mexican Pesos	94,271,504	GSC	(400,932)
07/05/23	U.S. Dollars	21,468,241	British Pounds	17,343,000	HSBC	(558,247)
07/18/23	Japanese Yen	1,575,752,510	U.S. Dollars	11,950,968	GSC	(997,922)
Subtotal Depreciation						$(2,728,137)
Total Forward Foreign Currency Contracts outstanding at June 30, 2023						$ 1,250,497

See Notes to Financial Statements.

Swap Agreements outstanding at June 30, 2023:
Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Corporate Issuers—Sell Protection
Devon Energy Corporation 7.95% due 4/15/32 (Receive Quarterly)	0.80%	1.00%	6/20/2026	USD	2,800,000	$ 15,903	$ (26,054)	$ 41,957
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.58%	1.00%	6/20/2026	USD	2,100,000	25,227	11,126	14,101
The Boeing Company, 2.6% due 10/30/25 (Receive Quarterly)	0.68%	1.00%	6/20/2026	USD	2,400,000	21,884	(17,161)	39,045
General Electric Co, 2.7% due 10/9/22 (Receive Quarterly)	0.65%	1.00%	12/20/2026	USD	2,600,000	30,021	29,130	891
British Telecommunications 5.75% due 12/7/28 (Receive Quarterly)	1.08%	1.00%	6/20/2028	EUR	2,000,000	(6,718)	(11,393)	4,675
General Motors Co., 4.2% due 10/1/27 (Receive Quarterly)	1.72%	5.00%	6/20/2028	USD	995,000	141,520	119,736	21,784
Republic of Chile, 3.24% due 2/6/28 (Receive Quarterly)	0.73%	1.00%	6/20/2028	USD	1,470,000	18,137	(3,126)	21,263
Republic of Indonesia, 4.125% due 1/15/25 (Receive Quarterly)	0.87%	1.00%	6/20/2028	USD	1,470,000	9,025	(1,139)	10,164
Republic of Peru, 8.75% due 11/21/33 (Receive Quarterly)	0.77%	1.00%	6/20/2028	USD	290,000	3,114	(3,573)	6,687
Verizon Communications, 4.125% due 3/16/27 (Receive Quarterly)	0.95%	1.00%	6/20/2028	USD	1,700,000	3,937	(4,477)	8,414
British Telecommunications 5.75% due 12/7/28 (Receive Quarterly)	1.22%	1.00%	12/20/2028	EUR	2,000,000	(22,472)	(23,988)	1,516
Subtotal Appreciation						$239,578	$ 69,081	$170,497
The Boeing Company, 8.75% due 8/15/21 (Receive Quarterly)	0.43%	1.00%	6/20/2024	USD	475,000	$ 2,723	$ 11,965	$ (9,242)
General Electric Co, 2.7% due 10/9/22 (Receive Quarterly)	0.58%	1.00%	6/20/2026	USD	1,100,000	13,214	17,601	(4,387)
General Motors Co., 4.88% due 10/2/23 (Receive Quarterly)	1.30%	5.00%	12/20/2026	USD	870,000	102,662	175,392	(72,730)
Subtotal Depreciation						$118,599	$204,958	$ (86,359)
Net Centrally Cleared Credit Default Swaps on Corporate Issuers—Sell Protection outstanding at June 30, 2023						$358,177	$274,039	$ 84,138

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.NA.IG.38 Index (Pay Quarterly)	(5.00)%	6/20/2027	USD	14,700,000	$ (621,037)	$ 127,251	$ (748,288)
iTraxx Europe & Crossover Series 38 (Pay Quarterly)	(1.00)%	12/20/2027	EUR	2,900,000	(42,435)	(26,751)	(15,684)
Markit CDX.NA.HY.38 Index (Pay Quarterly)	(1.00)%	12/20/2027	USD	3,600,000	(53,619)	(21,575)	(32,044)
Markit CDX.NA.HY.40 Index (Pay Quarterly)	(5.00)%	6/20/2028	USD	3,430,000	(103,538)	14,151	(117,689)
Markit CDX.NA.IG.40 Index (Pay Quarterly)	(1.00)%	6/20/2028	USD	41,300,000	(636,448)	(329,692)	(306,756)
					$(1,457,077)	$(236,616)	$(1,220,461)

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Markit CDX.NA.IG.34 Index (Receive Quarterly)	0.41%	1.00%	6/20/2025	USD	22,475,000	$ 256,936	$232,086	$ 24,850
iTraxx Europe & Crossover Series 39 (Receive Quarterly)	4.00%	5.00%	6/20/2028	EUR	4,800,000	215,433	50,331	165,102
Markit CDX.NA.IG.40 Index (Receive Quarterly)	0.66%	1.00%	6/20/2028	USD	40,662,000	626,615	371,085	255,530
Subtotal Appreciation						$1,098,984	$653,502	$445,482
Markit CDX.NA.IG.36 Index (Receive Quarterly)	0.46%	1.00%	6/20/2026	USD	1,800,000	$ 27,453	$ 41,673	$ (14,220)
Subtotal Depreciation						$ 27,453	$ 41,673	$ (14,220)
Net Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection outstanding at June 30, 2023						$1,126,437	$695,175	$431,262

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
0.00% (Quarterly)	1-Day SOFR (Quarterly)	8/4/2023	USD	19,300,000	$ 263,499	$ 54,216	$ 209,283
12.80% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	6,874,848	9,129	—	9,129
13.95% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	2,795,216	4,066	(457)	4,523
4.27% (Annually)	1-Day SOFR (Annually)	9/13/2024	USD	1,500,000	14,249	—	14,249
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.23% (Upon termination)	1/2/2025	BRL	72,980,941	135,995	—	135,995
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.06% (Upon termination)	1/2/2025	BRL	10,122,091	21,519	(10,009)	31,528
3.27% (Annually)	1-Day SOFR (Annually)	5/14/2025	USD	28,710,000	300,792	181,204	119,588
9.25% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	9/17/2025	MXN	31,700,000	926	(270)	1,196
3.50% (Quarterly)	3-Month ASX BBSW (Quarterly)	9/20/2025	AUD	12,640,000	151,421	133,703	17,718
3-Month JIBAR (Quarterly)	9.25% (Quarterly)	9/20/2025	ZAR	28,700,000	(21,234)	(22,334)	1,100
5.00% (Semiannually)	3-Month New Zealand BBR FRA (Quarterly)	9/20/2025	NZD	13,750,000	54,648	32,856	21,792
7-Day CFETS Repo Rate (Quarterly)	2.25% (Quarterly)	9/20/2025	CNY	36,480,000	12,198	1,182	11,016
Bank Of Canada Overnight Repo Rate (Semiannually)	4.25% (Semiannually)	9/20/2025	CAD	24,800,000	(123,106)	(135,332)	12,226
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	10.85% (Upon termination)	1/2/2026	BRL	2,445,345	8,314	112	8,202
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	11.98% (Upon termination)	1/4/2027	BRL	44,823,382	528,087	—	528,087
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	13.03% (Upon termination)	1/4/2027	BRL	1,495,928	32,448	2,345	30,103
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	8.50% (Upon termination)	1/4/2027	BRL	773,155	(17,072)	(28,983)	11,911
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	11.23% (Upon termination)	1/4/2027	BRL	471,954	2,861	(6,627)	9,488
3.19% (Semiannually)	Bank Of Canada Overnight Repo Rate (Semiannually)	3/24/2028	CAD	6,580,000	(6,353)	(13,853)	7,500
2.85% (Annually)	3-Month EURIBOR (Quarterly)	4/22/2028	EUR	24,510,000	(29,551)	(66,238)	36,687

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
28-Day Mexico Interbank TIIE (Lunar)	8.25% (Lunar)	9/13/2028	MXN	31,260,000	$ 8,419	$ 776	$ 7,643
3.00% (Semiannually)	Singapore Domestic Interbank Overnight Rate (Semiannually)	9/20/2028	SGD	1,850,000	16,914	6,090	10,824
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	9/20/2028	CNY	15,230,000	7,002	(3,277)	10,279
2.85% (Annually)	1-Day SOFR (Annually)	2/15/2029	USD	6,630,000	376,152	(15,305)	391,457
2.35% (Annually)	6-Month EURIBOR (Semiannually)	7/4/2029	EUR	950,000	28,390	17,189	11,201
3.25% (Annually)	1-Day SOFR (Annually)	9/30/2029	USD	6,502,000	211,989	3,858	208,131
2.68% (Annually)	1-Day SOFR (Annually)	7/28/2032	USD	13,880,000	245,287	192,123	53,164
1-Day SOFR (Annually)	2.00% (Annually)	12/21/2032	USD	10,100,000	1,407,314	1,040,439	366,875
3.32% (Semiannually)	Bank Of Canada Overnight Repo Rate (Semiannually)	3/23/2033	CAD	4,300,000	29,560	21,793	7,767
3.06% (Annually)	1-Day SOFR (Annually)	3/27/2033	USD	3,340,000	9,726	(3,095)	12,821
3.00% (Annually)	1-Day SOFR (Annually)	6/21/2033	USD	8,300,000	388,121	367,635	20,486
3.00% (Annually)	3-Month STIBOR (Quarterly)	9/20/2033	SEK	57,970,000	22,532	(56,652)	79,184
3.25% (Annually)	1-Day SONIA (Annually)	9/20/2033	GBP	680,000	71,853	65,354	6,499
3.50% (Annually)	6-Month NIBOR (Semiannually)	9/20/2033	NOK	31,870,000	80,500	34,296	46,204
3-Month JIBAR (Quarterly)	10.50% (Quarterly)	9/20/2033	ZAR	5,175,000	14,647	4,916	9,731
6-Month ASX BBSW (Semiannually)	4.00% (Semiannually)	9/20/2033	AUD	10,130,000	(218,723)	(243,539)	24,816
6-Month EURIBOR (Semiannually)	3.00% (Annually)	9/20/2033	EUR	21,400,000	13,784	(152,668)	166,452
6-Month EURIBOR (Semiannually)	3.25% (Annually)	9/20/2033	EUR	310,000	7,372	6,036	1,336
6-Month WIBOR (Semiannually)	5.50% (Annually)	9/20/2033	PLN	4,275,000	40,893	16,604	24,289
Swiss Average Overnight Rate (Annually)	2.00% (Annually)	9/20/2033	CHF	8,350,000	193,079	41,226	151,853
6-Month EURIBOR (Semiannually)	3.00% (Annually)	5/15/2035	EUR	11,260,000	89,291	36,698	52,593
3.24% (Annually)	1-Day SOFR (Annually)	10/6/2035	USD	16,190,000	(57,181)	(113,056)	55,875
6-Month EURIBOR (Semiannually)	2.86% (Annually)	7/4/2037	EUR	7,250,000	29,429	(16,576)	46,005
1-Day SOFR (Annually)	2.91% (Annually)	7/28/2037	USD	33,960,000	(436,872)	(465,725)	28,853
6-Month EURIBOR (Semiannually)	2.15% (Annually)	8/9/2037	EUR	11,710,000	(311,042)	(332,687)	21,645
1-Day SOFR (Annually)	2.72% (Annually)	8/11/2037	USD	21,260,000	(409,163)	(422,847)	13,684
0.75% (Semiannually)	Bank of Japan Unsecured Overnight Call Rate (Semiannually)	3/20/2038	JPY	489,200,000	42,783	39,965	2,818
1-Day SOFR (Annually)	3.39% (Annually)	5/10/2038	USD	17,150,000	39,162	(15,223)	54,385
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	3/15/2042	JPY	1,080,000,000	565,147	300,339	264,808
1.45% (Annually)	6-Month EURIBOR (Semiannually)	8/10/2042	EUR	29,950,000	969,518	678,306	291,212
1.52% (Annually)	1-Day SOFR (Annually)	2/15/2047	USD	3,222,000	980,828	(44,743)	1,025,571
2.08% (Annually)	1-Day SOFR (Annually)	7/28/2047	USD	28,930,000	414,963	390,554	24,409
2.60% (Annually)	1-Day SOFR (Annually)	2/15/2048	USD	5,978,000	754,534	410,915	343,619
3.05% (Annually)	1-Day SOFR (Annually)	2/15/2048	USD	7,810,000	392,373	377,396	14,977
3.15% (Annually)	1-Day SOFR (Annually)	5/15/2048	USD	7,023,000	199,279	(1,059,341)	1,258,620
2.50% (Annually)	1-Day SOFR (Annually)	4/21/2052	USD	2,560,000	345,989	2,386	343,603
0.80% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	6/15/2052	JPY	250,000,000	109,119	11,645	97,474
1.56% (Annually)	6-Month EURIBOR (Semiannually)	7/6/2052	EUR	5,560,000	235,271	131,931	103,340
2.17% (Annually)	1-Day SOFR (Annually)	8/11/2052	USD	10,900,000	493,630	458,025	35,605
Subtotal Appreciation					$ 8,744,705	$ 1,833,276	$ 6,911,429
3-Month LIBOR (Quarterly)	0.00% (Quarterly)	8/4/2023	USD	19,300,000	$ (264,754)	$ (54,356)	$ (210,398)
1-Day SOFR (Quarterly)	1.27% (Semiannually)	11/4/2023	USD	19,300,000	(418,957)	(396,268)	(22,689)
1-Day SOFR (Annually)	3.30% (Annually)	12/21/2023	USD	18,400,000	(329,037)	(3,373)	(325,664)
12.30% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	1,293,456	(1,114)	1,647	(2,761)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	9.20% (Upon termination)	1/2/2024	BRL	6,468,748	$ (92,511)	$ (28,018)	$ (64,493)
Bank of Japan Unsecured Overnight Call Rate (Annually)	0.00% (Annually)	3/17/2024	JPY	750,000,000	1,608	11,605	(9,997)
1-Day SOFR (Annually)	2.20% (Annually)	6/15/2024	USD	14,700,000	(453,607)	—	(453,607)
1-Day SOFR (Annually)	3.50% (Annually)	9/30/2024	USD	6,446,000	(176,490)	(45,455)	(131,035)
13.30% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	3,355,039	(25,439)	(36)	(25,403)
1-Day SOFR (Annually)	3.50% (Annually)	4/19/2025	USD	230,000	(2,144)	723	(2,867)
3.50% (Annually)	1-Day ESTR (Annually)	9/20/2025	EUR	9,140,000	10,260	10,260	—
3-Month STIBOR (Quarterly)	3.50% (Annually)	9/20/2025	SEK	98,560,000	(85,456)	(70,208)	(15,248)
6-Month EURIBOR (Semiannually)	1.00% (Annually)	5/18/2027	EUR	3,600,000	(351,081)	(163,593)	(187,488)
1-Day SOFR (Annually)	2.15% (Annually)	6/15/2027	USD	14,700,000	(1,053,306)	—	(1,053,306)
1-Day SOFR (Annually)	2.87% (Annually)	7/22/2027	USD	1,700,000	(93,835)	—	(93,835)
1-Day SOFR (Annually)	2.85% (Annually)	8/29/2027	USD	3,200,000	(183,534)	—	(183,534)
1-Day SOFR (Annually)	3.35% (Annually)	10/6/2027	USD	71,520,000	122,034	417,164	(295,130)
1-Day SOFR (Annually)	3.45% (Annually)	11/30/2027	USD	47,552,000	(898,623)	(6,634)	(891,989)
1-Day SOFR (Annually)	2.98% (Annually)	11/30/2027	USD	31,946,000	(1,178,541)	6,200	(1,184,741)
1-Day SOFR (Annually)	2.92% (Annually)	3/27/2028	USD	5,030,000	(52,203)	8,197	(60,400)
1-Day SOFR (Annually)	3.40% (Annually)	4/4/2028	USD	6,000,000	(164,300)	—	(164,300)
1-Day ESTR (Annually)	3.00% (Annually)	4/13/2028	EUR	6,600,000	(2,240)	91,435	(93,675)
1-Day ESTR (Annually)	2.67% (Annually)	4/22/2028	EUR	24,510,000	37,448	77,922	(40,474)
1-Day SOFR (Annually)	3.56% (Annually)	5/25/2028	USD	4,200,000	(74,828)	—	(74,828)
1-Day SOFR (Annually)	3.70% (Annually)	6/9/2028	USD	5,700,000	(61,421)	—	(61,421)
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	9/20/2028	JPY	3,912,000,000	(333,385)	(319,365)	(14,020)
1-Day SOFR (Annually)	3.60% (Annually)	9/20/2028	USD	1,400,000	(13,212)	4,037	(17,249)
1-Day SONIA (Annually)	3.50% (Annually)	9/20/2028	GBP	90,000	(7,397)	(6,434)	(963)
3-Month KWCDC (Quarterly)	3.25% (Quarterly)	9/20/2028	KRW	2,893,100,000	(23,371)	(3,319)	(20,052)
5.00% (Annually)	6-Month WIBOR (Semiannually)	9/20/2028	PLN	3,090,000	(4,183)	(2,748)	(1,435)
3.85% (Annually)	1-Day SOFR (Annually)	6/30/2029	USD	3,936,000	(12,594)	1,067	(13,661)
28-Day Mexico Interbank TIIE (Lunar)	7.45% (Lunar)	7/18/2029	MXN	165,770,000	(352,210)	68,837	(421,047)
1-Day SOFR (Annually)	3.08% (Annually)	3/28/2030	USD	4,500,000	(194,175)	—	(194,175)
1-Day SOFR (Annually)	3.42% (Annually)	3/31/2030	USD	20,480,000	(293,175)	(3,093)	(290,082)
1-Day SOFR (Annually)	3.52% (Annually)	6/9/2033	USD	14,000,000	(55,823)	—	(55,823)
0.75% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	9/20/2033	JPY	2,299,000,000	(243,666)	(200,572)	(43,094)
1-Day SONIA (Annually)	3.50% (Annually)	9/20/2033	GBP	7,200,000	(583,846)	(503,229)	(80,617)
3.50% (Annually)	1-Day SOFR (Annually)	9/20/2033	USD	4,410,000	(1,402)	19,204	(20,606)
3.75% (Semiannually)	Bank Of Canada Overnight Repo Rate (Semiannually)	9/20/2033	CAD	3,830,000	(82,238)	(53,384)	(28,854)
3-Month KWCDC (Quarterly)	3.25% (Quarterly)	9/20/2033	KRW	880,610,000	(9,295)	(2,122)	(7,173)
3-Month New Zealand BBR FRA (Quarterly)	4.50% (Semiannually)	9/20/2033	NZD	2,950,000	4,010	9,840	(5,830)
6-Month EURIBOR (Semiannually)	1.05% (Annually)	8/11/2047	EUR	17,530,000	(459,678)	(290,831)	(168,847)
2.56% (Annually)	1-Day SOFR (Annually)	5/11/2053	USD	13,740,000	(79,790)	14,307	(94,097)
2.00% (Annually)	6-Month EURIBOR (Semiannually)	5/17/2053	EUR	5,730,000	(28,203)	7,744	(35,947)
2.50% (Annually)	6-Month EURIBOR (Semiannually)	9/20/2053	EUR	2,000,000	8,638	55,965	(47,327)
Subtotal Depreciation					$(8,557,066)	$(1,346,884)	$(7,210,182)
Net Centrally Cleared Interest Rate Swaps outstanding at June 30, 2023					$ 187,639	$ 486,392	$ (298,753)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 33,230,196	$ —	$ 33,230,196	$ —
Asset-Backed Securities	199,306,801	—	199,306,801	—
Commercial Paper	934,415	—	934,415	—
Corporate Bonds	523,087,524	—	522,837,751	249,773
Foreign Bonds	215,539,214	—	215,539,214	—**
Loan Agreements	19,370,915	—	19,370,915	—
Money Market Funds	91,334,688	91,334,688	—	—
Mortgage-Backed Securities	925,030,976	—	925,030,976	—
Municipal Bonds	12,351,830	—	12,351,830	—
Preferred Stock	149,640	149,640	—	—
Purchased Options:
Call Options	181,940	181,940	—	—
Call Swaption	43,667	43,667	—	—
Put Options	782,837	782,837	—	—
Put Swaption	43,667	43,667	—	—
Total Purchased Options	1,052,111	1,052,111	—	—
Repurchase Agreements	238,100,000	—	238,100,000	—
U.S. Treasury Obligations	243,411,313	—	243,411,313	—
Total Assets - Investments in Securities	$2,502,899,623	$92,536,439	$2,410,113,411	$249,773
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 3,978,634	$ —	$ 3,978,634	$ —
Futures Contracts	1,872,851	1,872,851	—	—
Swap Agreements	7,527,408	—	7,527,408	—
Total Assets - Other Financial Instruments	$ 13,378,893	$ 1,872,851	$ 11,506,042	$ —
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
TBA Sale Commitments	$(39,649,027)	$ —	$(39,649,027)	$ —
Written Options:
Call Options	(9,471)	(9,471)	—	—
Call Swaptions	(115,312)	(115,312)	—	—
Put Options	(793,912)	(793,912)	—	—
Put Swaptions	(1,122,682)	(1,122,682)	—	—
Total Written Options	(2,041,377)	(2,041,377)	—	—
Total Liabilities - Investments in Securities	$(41,690,404)	$(2,041,377)	$(39,649,027)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (2,728,137)	$ —	$ (2,728,137)	$ —
Futures Contracts	(4,224,716)	(4,224,716)	—	—
Swap Agreements	(8,531,222)	—	(8,531,222)	—
Total Liabilities - Other Financial Instruments	$(15,484,075)	$(4,224,716)	$(11,259,359)	$ —

**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2023.
There were no transfers to or from Level 3 during the period ended June 30, 2023.

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Par	Value
ASSET-BACKED SECURITIES — 1.5%
510 Asset Backed Trust, Series 2021-NPL1, Class A1
(Step to 5.24% on 07/25/24), 2.24%, 06/25/61 144A STEP	$ 66,281	$ 61,239
Aaset Trust, Series 2021-2A, Class A
2.80%, 01/15/47 144A	210,050	178,669
Air Canada Pass-Through Trust, Series 2020-2, Class A
5.25%, 04/01/29 144A	360,014	349,473
American Airlines Pass-Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	154,167	141,021
American Airlines Pass-Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	59,336	55,803
American Credit Acceptance Receivables Trust, Series 2021-3, Class D
1.34%, 11/15/27 144A	80,000	74,864
American Credit Acceptance Receivables Trust, Series 2021-4, Class D
1.82%, 02/14/28 144A	105,000	102,491
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D
1.21%, 12/18/26	55,000	50,205
Applebee's Funding LLC, Series 2023-1A, Class A2
7.82%, 03/05/53 144A	100,000	98,608
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A
2.36%, 03/20/26 144A	145,000	137,020
Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class A
1.38%, 08/20/27 144A	770,000	677,443
BHG Securitization Trust, Series 2022-A, Class B
2.70%, 02/20/35 144A	110,000	98,422
Bravo Mortgage Asset Trust, Series 2006-1A, Class M1
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 5.75%, 07/25/36 144A †	588,751	500,683
Carvana Auto Receivables Trust, Series 2021-N3, Class C
1.02%, 06/12/28	21,505	20,316
Carvana Auto Receivables Trust, Series 2021-N4, Class C
1.72%, 09/11/28	12,677	12,167
Carvana Auto Receivables Trust, Series 2021-N4, Class D
2.30%, 09/11/28	50,000	47,011
Carvana Auto Receivables Trust, Series 2021-P3, Class C
1.93%, 10/12/27	50,000	42,758
Carvana Auto Receivables Trust, Series 2021-P4, Class C
2.33%, 02/10/28	25,000	21,253
	Par	Value
CLI Funding VIII LLC, Series 2021-1A, Class A
1.64%, 02/18/46 144A	$ 94,931	$ 81,038
DB Master Finance LLC, Series 2021-1A, Class A2II
2.49%, 11/20/51 144A	88,650	75,202
Domino's Pizza Master Issuer LLC, Series 2019-1A, Class A2
3.67%, 10/25/49 144A	130,612	114,471
Domino's Pizza Master Issuer LLC, Series 2021-1A, Class A2I
2.66%, 04/25/51 144A	137,200	116,663
DT Auto Owner Trust, Series 2020-3A, Class C
1.47%, 06/15/26 144A	144,061	140,931
DT Auto Owner Trust, Series 2021-2A, Class D
1.50%, 02/16/27 144A	25,000	23,293
DT Auto Owner Trust, Series 2021-3A, Class D
1.31%, 05/17/27 144A	165,000	148,836
DT Auto Owner Trust, Series 2021-4A, Class D
1.99%, 09/15/27 144A	65,000	59,335
DT Auto Owner Trust, Series 2022-1A, Class D
3.40%, 12/15/27 144A	95,000	88,797
Exeter Automobile Receivables Trust, Series 2021-3A, Class D
1.55%, 06/15/27	120,000	110,081
Exeter Automobile Receivables Trust, Series 2022-6A, Class C
6.32%, 05/15/28	20,000	20,004
Exeter Automobile Receivables Trust, Series 2023-2A, Class D
6.32%, 08/15/29	40,000	39,321
Exeter Automobile Receivables Trust, Series 2023-3A, Class D
6.68%, 04/16/29	20,000	19,961
Flagship Credit Auto Trust, Series 2021-2, Class D
1.59%, 06/15/27 144A	40,000	35,859
Flagship Credit Auto Trust, Series 2021-3, Class D
1.65%, 09/15/27 144A	50,000	44,163
Ford Credit Auto Owner Trust, Series 2021-A, Class A3
0.30%, 08/15/25	125,217	122,109
GITSIT Mortgage Loan Trust, Series 2023-NPL1, Class A1
8.35%, 05/25/53 144A	90,165	89,902
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class D
1.68%, 01/15/27 144A	175,000	164,953
GLS Auto Receivables Issuer Trust, Series 2021-2A, Class D
1.42%, 04/15/27 144A	65,000	60,331
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class D
1.48%, 07/15/27 144A	80,000	73,120

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D
2.48%, 10/15/27 144A	$ 135,000	$124,269
GLS Auto Receivables Issuer Trust, Series 2023-2A, Class D
6.31%, 03/15/29 144A	30,000	29,478
Honda Auto Receivables Owner Trust, Series 2021-1, Class A3
0.27%, 04/21/25	62,670	61,207
MVW LLC, Series 2021-2A, Class C
2.23%, 05/20/39 144A	79,303	70,116
Navient Private Education Refinancing Loan Trust, Series 2021-FA, Class B
2.12%, 02/18/70 144A	100,000	64,431
Navient Student Loan Trust, Series 2018-EA, Class B
4.44%, 12/15/59 144A	560,000	507,341
Nelnet Student Loan Trust, Series 2021-CA, Class D
4.44%, 04/20/62 144A	1,040,000	844,941
New Century Home Equity Loan Trust, Series 2003-6, Class M1
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor, 12.50% Cap), 6.23%, 01/25/34†	169,663	167,012
Prestige Auto Receivables Trust, Series 2022-1A, Class D
8.08%, 08/15/28 144A	80,000	80,746
Progress Residential, Series 2021-SFR3, Class E1
2.54%, 05/17/26 144A	20,000	17,372
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C
3.12%, 05/20/36 144A	15,360	14,756
SLM Student Loan Trust, Series 2003-10A, Class A4
(Floating, ICE LIBOR USD 3M + 0.67%), 6.22%, 12/17/68 144A †	490,920	472,276
SLM Student Loan Trust, Series 2003-4, Class A5E
(Floating, ICE LIBOR USD 3M + 0.75%), 6.30%, 03/15/33 144A †	92,167	87,883
SLM Student Loan Trust, Series 2006-10, Class A6
(Floating, ICE LIBOR USD 3M + 0.15%), 5.41%, 03/25/44†	89,892	86,499
SMB Private Education Loan Trust, Seres 2021-A, Class A2A2
(Floating, ICE LIBOR USD 1M + 0.73%), 5.92%, 01/15/53 144A †	75,385	73,608
SMB Private Education Loan Trust, Series 2021-A, Class A2B
1.59%, 01/15/53 144A	180,923	157,095
SMB Private Education Loan Trust, Series 2021-E, Class B
2.49%, 02/15/51 144A	100,000	79,694
Sunnova Helios X Issuer LLC, Series 2022-C, Class C
6.00%, 11/22/49 144A	95,842	81,859
	Par	Value
Taco Bell Funding LLC, Series 2021-1A, Class A2II
2.29%, 08/25/51 144A	$108,350	$ 89,253
Textainer Marine Containers VII, Ltd., Series 2021-1A, Class A
1.68%, 02/20/46 144A	81,333	68,700
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%, 10/01/24	60,631	60,153
U.S. Airways Pass-Through Trust, Series 2012-2, Class A
4.63%, 06/03/25	55,058	51,660
United Airlines Pass-Through Trust, Series 2014-1, Class A
4.00%, 04/11/26Δ	70,226	66,122
United Airlines Pass-Through Trust, Series 2016-2, Class B
3.65%, 04/07/27	52,894	49,097
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	100,616	99,876
United Airlines Pass-Through Trust, Series 2023-1, Class A
5.80%, 07/15/36	140,000	142,757
VCAT LLC, Series 2021-NPL5, Class A1
(Step to 4.87% on 09/25/24), 1.87%, 08/25/51 144A STEP	68,651	62,297
VCAT LLC, Series 2021-NPL6, Class A1
(Step to 4.92% on 10/25/24), 1.92%, 09/25/51 144A STEP	110,179	100,373
VOLT XCVII LLC, Series 2021-NPL6, Class A1
(Step to 5.24% on 04/25/24), 2.24%, 04/25/51 144A STEP	70,589	64,635
Wendy's Funding LLC, Series 2021-1A, Class A2I
2.37%, 06/15/51 144A	58,800	48,808
Westlake Automobile Receivables Trust, Series 2021-1A, Class D
1.23%, 04/15/26 144A	140,000	131,778
Westlake Automobile Receivables Trust, Series 2021-2A, Class D
1.23%, 12/15/26 144A	65,000	60,251
Total Asset-Backed Securities (Cost $9,151,724)		8,414,159
CORPORATE BONDS — 19.1%
Air Lease Corporation
0.70%, 02/15/24	300,000	290,646
2.30%, 02/01/25	280,000	263,453
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.08%), 4.65%, 06/15/26ρ ^	120,000	100,447
4.63%, 10/01/28Δ	50,000	47,033
3.00%, 02/01/30	30,000	25,121
3.13%, 12/01/30	25,000	20,852
Allied Universal Holdco LLC
6.00%, 06/01/29 144A Δ	270,000	199,584

See Notes to Financial Statements.

	Par	Value
Ally Financial, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.87%), 4.70%, 05/15/26ρ ^	$ 140,000	$ 99,138
(Variable, U.S. Treasury Yield Curve Rate CMT 7Y + 3.48%), 4.70%, 05/15/28ρ ^	125,000	80,938
2.20%, 11/02/28	50,000	39,956
8.00%, 11/01/31	175,000	181,818
6.70%, 02/14/33	65,000	57,571
Amazon.com, Inc.
0.45%, 05/12/24	595,000	570,606
3.88%, 08/22/37	620,000	566,652
4.25%, 08/22/57	190,000	171,185
American Airlines, Inc.
5.50%, 04/20/26 144A	780,000	773,440
5.75%, 04/20/29 144A	750,000	728,909
American Express Co.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.85%), 3.55%, 09/15/26ρ ^	1,000,000	832,500
(Variable, U.S. SOFR + 1.76%), 4.42%, 08/03/33^	25,000	23,602
American Homes 4 Rent LP REIT
2.38%, 07/15/31	20,000	15,910
American Tower Corporation REIT
0.50%, 01/15/28(E)	400,000	367,314
5.50%, 03/15/28	85,000	84,508
Amgen, Inc.
5.25%, 03/02/33	25,000	25,044
5.65%, 03/02/53	25,000	25,336
5.75%, 03/02/63Δ	30,000	30,457
Antares Holdings LP
3.75%, 07/15/27 144A	250,000	209,401
Apple, Inc.
0.50%, 11/15/31(E)	180,000	158,594
4.65%, 02/23/46	120,000	118,467
Aramark International Finance S.a.r.l.
3.13%, 04/01/25(E)	184,000	193,934
Ardagh Metal Packaging Finance U.S.A. LLC
3.00%, 09/01/29(E)	100,000	81,503
Ares Capital Corporation
2.88%, 06/15/28	280,000	231,891
3.20%, 11/15/31Δ	135,000	103,632
Arrow Electronics, Inc.
6.13%, 03/01/26	90,000	89,829
2.95%, 02/15/32Δ	30,000	24,784
AT&T, Inc.
0.25%, 03/04/26(E)	650,000	642,557
2.90%, 12/04/26(U)	1,650,000	1,866,410
2.25%, 02/01/32	30,000	23,838
3.65%, 06/01/51	510,000	374,691
Athene Global Funding
1.72%, 01/07/25 144A	245,000	226,861
1.61%, 06/29/26 144A	110,000	94,183
	Par	Value
AutoNation, Inc.
3.85%, 03/01/32	$ 25,000	$ 21,227
Avantor Funding, Inc.
3.88%, 07/15/28(E)	137,000	137,380
Aviation Capital Group LLC
1.95%, 01/30/26 144A	80,000	71,309
6.25%, 04/15/28 144A	55,000	54,924
6.38%, 07/15/30 144A	105,000	104,216
Avnet, Inc.
5.50%, 06/01/32	130,000	123,544
Avon Products, Inc.
8.45%, 03/15/43	50,000	54,305
Bank of America Corporation
1.38%, 03/26/25(E)	595,000	621,876
(Variable, CME Term SOFR 3M + 3.19%), 5.88%, 03/15/28ρ ^	900,000	825,750
(Variable, CME Term SOFR 3M + 1.77%), 3.71%, 04/24/28^	215,000	201,668
(Variable, CME Term SOFR 3M + 1.30%), 3.42%, 12/20/28^	435,000	399,290
(Variable, CME Term SOFR 3M + 1.25%), 2.50%, 02/13/31^	120,000	100,528
(Variable, U.S. SOFR + 1.37%), 1.92%, 10/24/31^	360,000	285,084
(Variable, U.S. SOFR + 1.33%), 2.97%, 02/04/33^	115,000	95,908
(Variable, U.S. SOFR + 2.16%), 5.02%, 07/22/33Δ ^	25,000	24,470
(Variable, U.S. SOFR + 1.91%), 5.29%, 04/25/34^	290,000	287,435
(Variable, U.S. SOFR + 1.58%), 3.31%, 04/22/42^	1,860,000	1,418,717
(Variable, CME Term SOFR 3M + 3.41%), 4.08%, 03/20/51^	170,000	141,092
Barings BDC, Inc.
3.30%, 11/23/26	75,000	65,413
Belden, Inc.
3.38%, 07/15/27(E)	100,000	102,061
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONV	80,000	78,781
1.25%, 05/15/27 CONV Δ	235,000	237,422
Blackstone Secured Lending Fund
2.13%, 02/15/27Δ	190,000	160,601
Block, Inc.
3.50%, 06/01/31Δ	65,000	53,920
Boeing Co. (The)
4.88%, 05/01/25	690,000	680,425
5.15%, 05/01/30	5,000	4,955
3.75%, 02/01/50	350,000	263,070
5.81%, 05/01/50	480,000	478,655
Booking Holdings, Inc.
0.50%, 03/08/28(E)	275,000	257,795
Braskem America Finance Co.
7.13%, 07/22/41	2,440,000	2,358,326
Brighthouse Financial, Inc.
5.63%, 05/15/30Δ	375,000	362,019
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Brixmor Operating Partnership LP REIT
2.25%, 04/01/28	$ 15,000	$ 12,622
Broadcom, Inc.
4.15%, 11/15/30	60,000	55,232
2.60%, 02/15/33 144A	140,000	109,509
3.14%, 11/15/35 144A	80,000	61,393
Carnival Corporation
5.75%, 03/01/27 144A	80,000	73,721
9.88%, 08/01/27 144A	50,000	52,127
6.00%, 05/01/29 144A	45,000	40,220
Caterpillar Financial Services Corporation
0.95%, 01/10/24	225,000	219,741
0.45%, 05/17/24	595,000	569,739
CCO Holdings LLC
4.50%, 08/15/30 144A	650,000	541,834
4.50%, 06/01/33 144A	1,170,000	920,030
4.25%, 01/15/34 144A	295,000	223,255
CDW LLC
2.67%, 12/01/26	25,000	22,476
4.25%, 04/01/28	20,000	18,361
3.28%, 12/01/28	20,000	17,386
3.25%, 02/15/29	25,000	21,443
3.57%, 12/01/31Δ	255,000	215,541
Celanese U.S. Holdings LLC
4.78%, 07/19/26(E)	200,000	213,217
6.33%, 07/15/29Δ	35,000	34,789
6.38%, 07/15/32Δ	25,000	25,231
Centene Corporation
2.45%, 07/15/28	5,000	4,279
4.63%, 12/15/29	1,380,000	1,271,445
3.00%, 10/15/30	25,000	20,856
2.50%, 03/01/31	245,000	195,624
2.63%, 08/01/31Δ	100,000	79,820
Charles Schwab Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 3.08%), 4.00%, 12/01/30ρ ^	490,000	358,190
Charter Communications Operating LLC
2.80%, 04/01/31	255,000	205,283
2.30%, 02/01/32	235,000	178,030
4.40%, 04/01/33Δ	55,000	48,295
3.50%, 06/01/41	370,000	250,574
6.48%, 10/23/45	210,000	197,565
5.75%, 04/01/48	890,000	762,599
4.80%, 03/01/50	285,000	215,267
3.70%, 04/01/51	65,000	41,122
3.85%, 04/01/61	30,000	18,171
4.40%, 12/01/61Δ	245,000	165,591
3.95%, 06/30/62	245,000	150,947
Cheniere Energy Partners LP
4.50%, 10/01/29	20,000	18,373
4.00%, 03/01/31	185,000	163,094
3.25%, 01/31/32Δ	35,000	28,842
5.95%, 06/30/33 144A	70,000	70,291
Cigna Group (The)
4.80%, 08/15/38	280,000	264,608
	Par	Value
3.20%, 03/15/40	$ 125,000	$ 96,216
3.40%, 03/15/50	260,000	190,186
Citigroup, Inc.
(Variable, CME Term SOFR 3M + 3.68%), 6.30%, 05/15/24ρ Δ ^	690,000	673,612
(Variable, CME Term SOFR 3M + 1.16%), 3.35%, 04/24/25^	275,000	268,917
(Variable, CME Term SOFR 3M + 4.17%), 5.95%, 05/15/25ρ ^	100,000	96,028
(Variable, CME Term SOFR 3M + 1.82%), 3.89%, 01/10/28^	150,000	142,239
(Variable, CME Term SOFR 3M + 1.41%), 3.52%, 10/27/28^	155,000	144,082
(Variable, U.S. SOFR + 1.42%), 2.98%, 11/05/30^	165,000	143,120
(Variable, U.S. SOFR + 1.94%), 3.79%, 03/17/33^	155,000	137,024
CME Group, Inc.
5.30%, 09/15/43	620,000	644,927
Comcast Corporation
2.94%, 11/01/56	1,026,000	668,880
2.99%, 11/01/63	307,000	194,864
CommScope, Inc.
4.75%, 09/01/29 144A Δ	240,000	189,447
ConocoPhillips
6.50%, 02/01/39Δ	10,000	11,542
Continental Resources, Inc.
5.75%, 01/15/31 144A	440,000	418,456
2.88%, 04/01/32 144A	160,000	123,038
4.90%, 06/01/44Δ	270,000	210,056
Corebridge Financial, Inc.
4.35%, 04/05/42Δ	45,000	36,378
Corporate Office Properties LP REIT
2.75%, 04/15/31	20,000	15,220
Coty, Inc.
3.88%, 04/15/26(E)	100,000	106,037
Crown Castle, Inc. REIT
1.05%, 07/15/26Δ	325,000	284,770
2.50%, 07/15/31	215,000	176,796
5.10%, 05/01/33	105,000	103,261
CSC Holdings LLC
4.13%, 12/01/30 144A Δ	200,000	140,098
4.63%, 12/01/30 144A	400,000	178,391
CVS Health Corporation
1.75%, 08/21/30	30,000	23,955
4.13%, 04/01/40	80,000	67,484
5.05%, 03/25/48	255,000	235,226
4.25%, 04/01/50Δ	210,000	174,128
DCP Midstream Operating LP
5.13%, 05/15/29	20,000	19,583
3.25%, 02/15/32	135,000	114,462
6.75%, 09/15/37 144A	500,000	531,735
Dell International LLC
5.30%, 10/01/29	310,000	307,931
5.75%, 02/01/33Δ	25,000	25,249
8.10%, 07/15/36	122,000	142,829
8.35%, 07/15/46	31,000	38,053
Delta Air Lines, Inc.
2.90%, 10/28/24	30,000	28,826

See Notes to Financial Statements.

	Par	Value
7.00%, 05/01/25 144A	$ 50,000	$ 51,102
4.50%, 10/20/25 144A	291,644	285,409
7.38%, 01/15/26Δ	330,000	344,316
4.75%, 10/20/28 144A	1,300,000	1,262,943
Devon Energy Corporation
5.88%, 06/15/28	384,000	382,966
DH Europe Finance II S.a.r.l.
0.45%, 03/18/28(E)	275,000	258,885
Diamondback Energy, Inc.
3.13%, 03/24/31	45,000	38,567
6.25%, 03/15/33Δ	20,000	20,698
Digital Euro Finco LLC REIT
1.13%, 04/09/28(E)	305,000	274,858
Dillard's, Inc.
7.75%, 07/15/26	450,000	458,454
Directv Financing LLC
5.88%, 08/15/27 144A Δ	1,370,000	1,242,330
Discovery Communications LLC
3.63%, 05/15/30Δ	100,000	87,779
DISH DBS Corporation
7.75%, 07/01/26Δ	1,545,000	949,209
5.75%, 12/01/28 144A Δ	885,000	659,908
5.13%, 06/01/29	90,000	41,881
DISH Network Corporation
2.38%, 03/15/24 CONV	830,000	738,700
3.38%, 08/15/26 CONV Δ	565,000	289,562
Dollar Tree, Inc.
2.65%, 12/01/31	30,000	24,550
DTE Energy Co.
3.40%, 06/15/29	117,000	104,735
Duke Energy Corporation
2.55%, 06/15/31	250,000	206,169
El Paso Natural Gas Co. LLC
8.38%, 06/15/32	50,000	57,396
Electronic Arts, Inc.
1.85%, 02/15/31Δ	30,000	24,313
Elevance Health, Inc.
4.10%, 05/15/32	25,000	23,315
Encore Capital Group, Inc.
4.88%, 10/15/25(E)	100,000	102,353
Endeavor Energy Resources LP
5.75%, 01/30/28 144A Δ	230,000	225,191
Energy Transfer LP
4.50%, 11/01/23Δ	500,000	498,018
7.60%, 02/01/24	220,000	221,310
5.75%, 02/15/33	155,000	156,228
EnLink Midstream LLC
6.50%, 09/01/30 144A Δ	10,000	9,999
Entegris Escrow Corporation
4.75%, 04/15/29 144A	185,000	171,912
Enterprise Products Operating LLC
5.35%, 01/31/33	20,000	20,347
5.10%, 02/15/45	600,000	573,478
4.80%, 02/01/49	290,000	265,735
EOG Resources, Inc.
4.38%, 04/15/30Δ	100,000	97,892
EPR Properties REIT
3.60%, 11/15/31	295,000	230,435
	Par	Value
EQT Corporation
6.13%, 02/01/25	$ 12,000	$ 11,943
3.13%, 05/15/26 144A	25,000	23,009
3.90%, 10/01/27	105,000	97,169
5.70%, 04/01/28	20,000	19,760
5.00%, 01/15/29	900,000	848,169
7.00%, 02/01/30Δ	105,000	110,033
3.63%, 05/15/31 144A Δ	105,000	90,459
ERAC U.S.A. Finance LLC
7.00%, 10/15/37 144A	535,000	611,907
Expedia Group, Inc.
3.25%, 02/15/30Δ	15,000	13,067
2.95%, 03/15/31Δ	490,000	413,434
Exxon Mobil Corporation
4.33%, 03/19/50	300,000	272,234
3.45%, 04/15/51	310,000	241,085
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 05/01/25 144A	430,000	418,419
Fidelity National Information Services, Inc.
1.00%, 12/03/28(E)	300,000	279,344
Fiserv, Inc.
1.63%, 07/01/30(E)	290,000	269,687
Ford Motor Credit Co. LLC
3.02%, 03/06/24(E)	200,000	215,628
2.75%, 06/14/24(U)	1,360,000	1,653,060
3.82%, 11/02/27	400,000	357,881
2.90%, 02/10/29	875,000	724,939
4.00%, 11/13/30	850,000	727,161
Fox Corporation
5.58%, 01/25/49	185,000	173,372
Freeport-McMoRan, Inc.
4.25%, 03/01/30	10,000	9,224
4.63%, 08/01/30	5,000	4,716
FS KKR Capital Corporation
3.13%, 10/12/28	30,000	24,452
Gartner, Inc.
3.63%, 06/15/29 144A	10,000	8,812
GATX Corporation
5.45%, 09/15/33	140,000	137,854
General Dynamics Corporation
4.25%, 04/01/40	190,000	175,001
4.25%, 04/01/50	460,000	422,490
General Motors Co.
5.60%, 10/15/32Δ	25,000	24,199
General Motors Financial Co., Inc.
5.25%, 03/01/26	315,000	310,353
(Variable, ICE LIBOR USD 3M + 3.60%), 5.75%, 09/30/27ρ ^	5,000	4,081
5.85%, 04/06/30Δ	5,000	4,961
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.00%), 5.70%, 09/30/30ρ Δ ^	10,000	8,816
3.10%, 01/12/32	50,000	40,466
6.40%, 01/09/33	110,000	111,883
GEO Group, Inc. (The)
10.50%, 06/30/28	217,000	217,737
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Georgia-Pacific LLC
8.88%, 05/15/31Δ	$305,000	$375,759
Gilead Sciences, Inc.
4.00%, 09/01/36	670,000	604,712
Glencore Funding LLC
2.50%, 09/01/30 144A Δ	30,000	24,587
2.85%, 04/27/31 144A Δ	420,000	346,985
5.70%, 05/08/33 144A Δ	35,000	34,747
Global Payments, Inc.
5.30%, 08/15/29	30,000	29,254
2.90%, 05/15/30	65,000	55,153
2.90%, 11/15/31Δ	65,000	52,931
5.40%, 08/15/32Δ	65,000	63,375
Go Daddy Operating Co. LLC
3.50%, 03/01/29 144A	105,000	90,063
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 6.26%, 08/03/23† ρ	40,000	31,300
Goldman Sachs Group, Inc. (The)
(Variable, CME Term SOFR 3M + 1.46%), 3.27%, 09/29/25^	355,000	343,149
(Variable, U.S. SOFR + 0.79%), 1.09%, 12/09/26^	360,000	320,995
(Variable, U.S. SOFR + 0.82%), 1.54%, 09/10/27^	65,000	57,171
0.25%, 01/26/28(E) Δ	428,000	391,158
(Variable, CME Term SOFR 3M + 1.77%), 3.69%, 06/05/28^	175,000	164,534
(Variable, U.S. SOFR + 1.73%), 4.48%, 08/23/28Δ ^	275,000	266,054
(Variable, CME Term SOFR 3M + 1.42%), 3.81%, 04/23/29^	240,000	222,988
(Variable, U.S. SOFR + 1.28%), 2.62%, 04/22/32^	190,000	155,876
(Variable, U.S. SOFR + 1.41%), 3.10%, 02/24/33Δ ^	25,000	21,130
6.75%, 10/01/37	180,000	193,753
(Variable, CME Term SOFR 3M + 1.63%), 4.02%, 10/31/38^	135,000	114,408
5.15%, 05/22/45	580,000	541,906
Hanesbrands, Inc.
4.88%, 05/15/26 144A Δ	560,000	523,508
HCA, Inc.
5.38%, 02/01/25	20,000	19,835
5.38%, 09/01/26	18,000	17,866
4.13%, 06/15/29	70,000	64,813
3.50%, 09/01/30	50,000	43,853
2.38%, 07/15/31	30,000	24,011
3.63%, 03/15/32 144A	170,000	147,636
5.50%, 06/01/33	290,000	289,666
5.25%, 06/15/49	140,000	126,458
Hercules LLC
6.50%, 06/30/29	130,000	121,246
Hess Midstream Operations LP
4.25%, 02/15/30 144A	30,000	26,205
Hilton Domestic Operating Co., Inc.
3.63%, 02/15/32 144A	75,000	62,602
Hilton Grand Vacations Borrower Escrow LLC
5.00%, 06/01/29 144A	60,000	53,304
	Par	Value
4.88%, 07/01/31 144A	$ 20,000	$ 16,800
Hilton Worldwide Finance LLC
4.88%, 04/01/27	520,000	504,911
HUB International, Ltd.
7.25%, 06/15/30 144A Δ	95,000	98,183
Icahn Enterprises LP
4.75%, 09/15/24	5,000	4,782
5.25%, 05/15/27	15,000	12,951
4.38%, 02/01/29	280,000	220,284
iHeartCommunications, Inc.
5.25%, 08/15/27 144A Δ	35,000	26,812
Jabil, Inc.
1.70%, 04/15/26	85,000	76,091
JBS U.S.A. LUX SA
3.00%, 02/02/29 144A	45,000	38,272
3.75%, 12/01/31 144A Δ	50,000	41,085
Jefferies Financial Group, Inc.
6.25%, 01/15/36	350,000	357,221
6.50%, 01/20/43	260,000	260,741
JELD-WEN, Inc.
4.88%, 12/15/27 144A Δ	150,000	133,038
JetBlue Airways Corporation
0.50%, 04/01/26 CONV	40,000	33,050
John Deere Capital Corporation
0.90%, 01/10/24Δ	55,000	53,681
1.25%, 01/10/25	85,000	80,149
JPMorgan Chase & Co.
(Variable, CME Term SOFR 3M + 3.59%), 6.13%, 04/30/24ρ ^	190,000	189,621
(Variable, U.S. SOFR + 1.56%), 4.32%, 04/26/28^	135,000	130,387
(Variable, Euribor 3M + 0.84%), 1.64%, 05/18/28(E) ^	250,000	246,999
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	510,000	431,660
(Variable, CME Term SOFR 3M + 2.52%), 2.96%, 05/13/31^	445,000	381,776
(Variable, U.S. SOFR + 2.08%), 4.91%, 07/25/33^	25,000	24,439
(Variable, CME Term SOFR 3M + 2.46%), 3.11%, 04/22/41^	215,000	163,387
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	460,000	321,928
(Variable, U.S. SOFR + 1.58%), 3.33%, 04/22/52^	1,880,000	1,371,682
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	40,000	41,276
6.95%, 01/15/38	50,000	53,764
Kinder Morgan, Inc.
7.75%, 01/15/32Δ	560,000	632,571
5.55%, 06/01/45	265,000	244,452
Kronos International, Inc.
3.75%, 09/15/25(E)	100,000	99,840
Legacy LifePoint Health LLC
4.38%, 02/15/27 144A Δ	230,000	178,250
Leidos, Inc.
5.75%, 03/15/33	105,000	104,364
Lennar Corporation
4.75%, 11/29/27	975,000	946,822

See Notes to Financial Statements.

	Par	Value
Lithia Motors, Inc.
3.88%, 06/01/29 144A	$165,000	$143,545
Livongo Health, Inc.
0.88%, 06/01/25 CONV	35,000	31,802
Marathon Oil Corporation
6.80%, 03/15/32	20,000	20,700
Marathon Petroleum Corporation
4.70%, 05/01/25	320,000	314,092
Marriott International, Inc.
2.85%, 04/15/31	75,000	63,107
Marriott Ownership Resorts, Inc.
4.50%, 06/15/29 144A	45,000	38,878
Marvell Technology, Inc.
2.45%, 04/15/28	70,000	61,165
2.95%, 04/15/31	60,000	50,323
Masco Corporation
7.75%, 08/01/29	62,000	67,811
6.50%, 08/15/32	27,000	27,896
Matador Resources Co.
6.88%, 04/15/28 144A Δ	20,000	19,818
MBIA Insurance Corporation
16.52%, 01/15/33 144A #	215,000	7,525
McDonald’s Corporation
1.60%, 03/15/31(E)	400,000	376,835
4.20%, 04/01/50	300,000	259,905
Meta Platforms, Inc.
4.95%, 05/15/33	175,000	174,936
Micron Technology, Inc.
6.75%, 11/01/29	185,000	192,424
2.70%, 04/15/32	215,000	169,742
5.88%, 02/09/33	165,000	164,250
5.88%, 09/15/33	440,000	436,243
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	300,000	301,019
MMS U.S.A. Holdings, Inc.
1.75%, 06/13/31(E)	500,000	464,257
Molina Healthcare, Inc.
3.88%, 05/15/32 144A	60,000	50,379
Morgan Stanley
(Variable, U.S. SOFR + 0.51%), 0.79%, 01/22/25^	430,000	416,786
4.35%, 09/08/26	120,000	115,966
3.63%, 01/20/27	215,000	204,313
3.95%, 04/23/27	35,000	33,156
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	485,000	412,692
(Variable, U.S. SOFR + 2.56%), 6.34%, 10/18/33^	20,000	21,285
(Variable, SONIA Interest Rate + 2.25%), 5.79%, 11/18/33(U) ^	820,000	999,702
(Variable, U.S. SOFR + 1.87%), 5.25%, 04/21/34^	105,000	103,731
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.43%), 5.95%, 01/19/38^	175,000	172,831
(Variable, U.S. SOFR + 4.84%), 5.60%, 03/24/51^	230,000	240,320
Motorola Solutions, Inc.
5.60%, 06/01/32	25,000	24,783
	Par	Value
MPLX LP
5.00%, 03/01/33	$ 25,000	$ 23,957
4.70%, 04/15/48	85,000	69,883
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	605,000	629,748
Mylan, Inc.
4.55%, 04/15/28	190,000	179,118
Navient Corporation
6.75%, 06/15/26Δ	125,000	120,638
NCL Corporation, Ltd.
5.88%, 03/15/26 144A	65,000	60,870
1.13%, 02/15/27 CONV	95,000	88,023
5.88%, 02/15/27 144A	65,000	63,335
NCL Finance, Ltd.
6.13%, 03/15/28 144A	25,000	22,523
Netflix, Inc.
3.63%, 05/15/27(E)	100,000	106,709
5.88%, 11/15/28	90,000	93,177
6.38%, 05/15/29Δ	1,215,000	1,286,563
5.38%, 11/15/29 144A	10,000	10,047
3.63%, 06/15/30(E)	100,000	104,025
4.88%, 06/15/30 144A Δ	145,000	142,824
NGPL PipeCo LLC
7.77%, 12/15/37 144A	200,000	213,836
NVIDIA Corporation
3.70%, 04/01/60	280,000	231,177
Occidental Petroleum Corporation
3.50%, 08/15/29Δ	280,000	240,769
8.88%, 07/15/30Δ	10,000	11,503
6.13%, 01/01/31	5,000	5,082
7.88%, 09/15/31	10,000	11,162
OneMain Finance Corporation
6.88%, 03/15/25Δ	125,000	123,881
3.50%, 01/15/27	10,000	8,590
5.38%, 11/15/29	20,000	17,022
4.00%, 09/15/30	10,000	7,709
Open Text Holdings, Inc.
4.13%, 02/15/30 144A	300,000	254,311
Oracle Corporation
6.15%, 11/09/29	65,000	67,745
2.95%, 04/01/30	25,000	21,835
4.00%, 07/15/46	175,000	134,620
3.95%, 03/25/51	150,000	113,503
5.55%, 02/06/53Δ	80,000	77,525
Organon & Co.
2.88%, 04/30/28(E) Δ	150,000	142,470
Ovintiv, Inc.
8.13%, 09/15/30	15,000	16,495
7.20%, 11/01/31	5,000	5,260
7.38%, 11/01/31	10,000	10,731
6.50%, 08/15/34Δ	120,000	120,363
6.63%, 08/15/37	30,000	29,641
6.50%, 02/01/38	5,000	4,909
Owens Corning
7.00%, 12/01/36	523,000	573,027
Owl Rock Capital Corporation
4.25%, 01/15/26	265,000	245,325
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.88%, 06/11/28	$ 105,000	$ 85,671
Owl Rock Technology Finance Corporation
4.75%, 12/15/25 144A	265,000	240,138
Pacific Gas and Electric Co.
4.55%, 07/01/30	25,000	22,644
3.25%, 06/01/31	160,000	130,243
3.30%, 08/01/40Δ	95,000	64,130
4.30%, 03/15/45	245,000	175,203
Peloton Interactive, Inc.
0.00%, 02/15/26 CONV »	10,000	7,627
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	345,000	374,846
Pilgrim's Pride Corporation
4.25%, 04/15/31	35,000	30,047
3.50%, 03/01/32	145,000	114,767
Plains All American Pipeline LP
4.65%, 10/15/25	195,000	190,039
PLT VII Finance S.a.r.l.
4.63%, 01/05/26(E)	100,000	106,297
PPL Capital Funding, Inc.
2.88%, 03/15/28 144A CONV	130,000	124,800
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	538,000	534,047
Primo Water Holdings, Inc.
3.88%, 10/31/28(E)	100,000	95,188
Radiology Partners, Inc.
9.25%, 02/01/28 144A Δ	440,000	160,814
Rand Parent LLC
8.50%, 02/15/30 144A	10,000	9,063
Range Resources Corporation
4.75%, 02/15/30 144A Δ	840,000	753,703
Rocket Mortgage LLC
2.88%, 10/15/26 144A	370,000	327,840
3.63%, 03/01/29 144A	15,000	12,622
3.63%, 03/01/29	130,000	109,390
3.88%, 03/01/31 144A Δ	325,000	263,821
4.00%, 10/15/33 144A Δ	165,000	129,226
Royal Caribbean Cruises, Ltd.
4.25%, 07/01/26 144A	10,000	9,189
5.50%, 04/01/28 144A Δ	130,000	121,360
Sasol Financing U.S.A. LLC
5.50%, 03/18/31	1,470,000	1,158,914
SBA Communications Corporation REIT
3.13%, 02/01/29Δ	155,000	131,526
Seagate HDD Cayman
4.09%, 06/01/29	5,000	4,404
9.63%, 12/01/32 144A	7,650	8,450
Sensata Technologies, Inc.
4.38%, 02/15/30 144A	720,000	644,506
Snap, Inc.
0.00%, 05/01/27 CONV »	70,000	52,150
Southern Co. (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.73%), 4.00%, 01/15/51^	120,000	111,278
	Par	Value
(Variable, 2.11% - EUR Swap Rate 5Y), 1.88%, 09/15/81(E) ^	$250,000	$214,128
Southern Copper Corporation
5.25%, 11/08/42Δ	870,000	832,973
Southwest Airlines Co.
1.25%, 05/01/25 CONV	145,000	166,786
Southwestern Energy Co.
4.75%, 02/01/32	765,000	675,313
Spectrum Brands, Inc.
5.75%, 07/15/25	35,000	35,000
5.00%, 10/01/29 144A	90,000	80,423
Splunk, Inc.
1.13%, 06/15/27 CONV	60,000	52,050
Spotify U.S.A., Inc.
0.00%, 03/15/26 CONV »	65,000	55,543
Sprint Capital Corporation
8.75%, 03/15/32	715,000	864,951
Sprint LLC
7.88%, 09/15/23	490,000	491,624
Starbucks Corporation
3.00%, 02/14/32	25,000	21,719
Steel Dynamics, Inc.
3.25%, 01/15/31Δ	25,000	21,683
Stewart Information Services Corporation
3.60%, 11/15/31	135,000	103,920
Synchrony Financial
2.88%, 10/28/31Δ	185,000	134,687
Sysco Corporation
6.60%, 04/01/50	117,000	133,461
Tapestry, Inc.
3.05%, 03/15/32	30,000	23,977
Targa Resources Corporation
5.20%, 07/01/27	5,000	4,912
6.13%, 03/15/33	65,000	66,450
Targa Resources Partners LP
5.50%, 03/01/30	285,000	274,550
4.88%, 02/01/31	10,000	9,253
4.00%, 01/15/32	60,000	51,947
TD SYNNEX Corporation
1.75%, 08/09/26	135,000	117,746
Teladoc Health, Inc.
1.25%, 06/01/27 CONV	275,000	220,000
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A Δ	340,000	290,596
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36Δ	75,000	66,759
Textron, Inc.
2.45%, 03/15/31Δ	25,000	20,634
Time Warner Cable LLC
5.50%, 09/01/41	35,000	29,146
4.50%, 09/15/42	55,000	41,182
T-Mobile U.S.A., Inc.
2.40%, 03/15/29	25,000	21,501
3.88%, 04/15/30	675,000	622,259
2.70%, 03/15/32	515,000	425,735

See Notes to Financial Statements.

	Par	Value
4.50%, 04/15/50	$ 235,000	$ 201,787
Toyota Motor Credit Corporation
0.50%, 06/18/24	595,000	567,155
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30	320,000	284,741
4.45%, 08/01/42	750,000	642,599
TransDigm, Inc.
6.25%, 03/15/26 144A	50,000	49,801
6.75%, 08/15/28 144A Δ	35,000	35,176
Travel + Leisure Co.
6.63%, 07/31/26 144A	10,000	9,933
6.00%, 04/01/27	10,000	9,716
4.50%, 12/01/29 144A Δ	110,000	93,696
4.63%, 03/01/30 144A	70,000	59,301
Travelers Cos., Inc. (The)
5.45%, 05/25/53	35,000	36,662
Trimble, Inc.
6.10%, 03/15/33	130,000	131,767
TriNet Group, Inc.
3.50%, 03/01/29 144A	95,000	82,694
Truist Financial Corporation
(Variable, U.S. SOFR + 2.36%), 5.87%, 06/08/34^	245,000	245,212
Uber Technologies, Inc.
0.00%, 12/15/25 CONV »	155,000	142,139
8.00%, 11/01/26 144A	15,000	15,304
7.50%, 09/15/27 144A	305,000	312,333
6.25%, 01/15/28 144A	120,000	119,554
4.50%, 08/15/29 144A Δ	345,000	318,184
UGI International LLC
2.50%, 12/01/29(E)	100,000	85,989
United Rentals North America, Inc.
5.25%, 01/15/30Δ	410,000	391,745
3.88%, 02/15/31Δ	1,290,000	1,118,041
Unity Software, Inc.
0.00%, 11/15/26 CONV »	105,000	84,368
Utah Acquisition Sub, Inc.
3.13%, 11/22/28(E)	410,000	413,572
Verisk Analytics, Inc.
5.75%, 04/01/33	90,000	94,311
Verizon Communications, Inc.
1.13%, 11/03/28(U)	290,000	286,376
1.88%, 10/26/29(E)	410,000	395,337
2.36%, 03/15/32	830,000	667,840
0.75%, 03/22/32(E) Δ	185,000	154,587
Viking Cruises, Ltd.
5.88%, 09/15/27 144A Δ	90,000	82,824
Viking Ocean Cruises Ship VII, Ltd.
5.63%, 02/15/29 144A	900,000	824,310
VMware, Inc.
2.20%, 08/15/31	95,000	74,688
VOC Escrow, Ltd.
5.00%, 02/15/28 144A	280,000	257,155
Warnermedia Holdings, Inc.
4.05%, 03/15/29Δ	40,000	36,583
4.28%, 03/15/32	410,000	363,809
5.05%, 03/15/42	360,000	303,632
	Par	Value
5.14%, 03/15/52	$ 905,000	$ 737,495
Wells Fargo & Co.
5.88%, 06/15/25† ρ Δ	170,000	167,008
(Variable, CME Term SOFR 3M + 1.26%), 2.57%, 02/11/31^	190,000	160,984
(Variable, U.S. SOFR + 2.02%), 5.39%, 04/24/34^	1,380,000	1,371,828
(Variable, U.S. SOFR + 2.53%), 3.07%, 04/30/41^	220,000	161,998
(Variable, CME Term SOFR 3M + 4.50%), 5.01%, 04/04/51^	840,000	783,037
Western Digital Corporation
4.75%, 02/15/26	95,000	90,575
2.85%, 02/01/29	65,000	51,997
Western Midstream Operating LP
3.35%, 02/01/25	850,000	813,263
4.30%, 02/01/30	20,000	17,975
6.15%, 04/01/33Δ	15,000	15,139
5.45%, 04/01/44	10,000	8,463
5.30%, 03/01/48	50,000	41,815
5.50%, 08/15/48	835,000	700,387
5.50%, 02/01/50	25,000	20,515
Westlake Corporation
3.13%, 08/15/51Δ	175,000	109,733
WestRock MWV LLC
8.20%, 01/15/30	75,000	86,139
7.95%, 02/15/31	25,000	28,368
Weyerhaeuser Co. REIT
6.95%, 10/01/27	30,000	31,831
6.88%, 12/15/33	250,000	272,383
Williams Cos., Inc. (The)
7.50%, 01/15/31	40,000	44,012
4.65%, 08/15/32Δ	25,000	23,690
5.75%, 06/24/44	320,000	312,239
WMG Acquisition Corporation
2.25%, 08/15/31(E)	100,000	86,902
Yum! Brands, Inc.
4.63%, 01/31/32	195,000	176,408
ZF North America Capital, Inc.
6.88%, 04/14/28 144A	150,000	152,053
Total Corporate Bonds (Cost $121,693,603)		108,222,705
FOREIGN BONDS — 44.9%
Andorra — 0.0%
Andorra International Bond
1.25%, 02/23/27(E)	100,000	98,347
Angola — 0.0%
Angolan Government International Bond
9.38%, 05/08/48	200,000	158,848
Argentina — 0.3%
Argentine Republic Government International Bond
1.00%, 07/09/29	136,957	44,676
(Step to 0.75% on 07/09/23), 0.50%, 07/09/30 STEP	828,157	277,073
(Step to 3.63% on 07/09/23), 1.50%, 07/09/35 STEP	1,625,941	489,095
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Provincia de Buenos Aires
(Step to 6.38% on 09/01/23), 5.25%, 09/01/37 144A STEP	$ 623,391	$ 239,226
YPF SA
8.50%, 07/28/25 144A	780,000	718,178
		1,768,248
Australia — 0.4%
Australia Government Bond
1.75%, 06/21/51(A)	2,000,000	776,051
FMG Resources August 2006 Pty, Ltd.
4.38%, 04/01/31 144A	100,000	85,523
Queensland Treasury Corporation
4.50%, 03/09/33(A) 144A	1,842,000	1,221,318
4.50%, 08/22/35(A) 144A	414,000	269,065
		2,351,957
Austria — 0.5%
Benteler International AG
9.38%, 05/15/28(E)	100,000	110,484
Republic of Austria Government Bond
0.90%, 02/20/32(E) 144A	50,000	46,010
Sappi Papier Holding GmbH
3.63%, 03/15/28(E)	130,000	124,926
Suzano Austria GmbH
5.75%, 07/14/26 144A	370,000	370,277
5.00%, 01/15/30	730,000	691,127
3.75%, 01/15/31	1,450,000	1,238,553
		2,581,377
Azerbaijan — 0.0%
State Oil Co. of the Azerbaijan Republic
6.95%, 03/18/30Δ	200,000	206,801
Belgium — 0.1%
Elia Transmission Belgium SA
0.88%, 04/28/30(E)	500,000	451,864
Kingdom of Belgium Government Bond
3.00%, 06/22/33(E) 144A	27,000	29,323
1.45%, 06/22/37(E) 144A	33,774	29,711
0.40%, 06/22/40(E) 144A	40,594	27,750
3.75%, 06/22/45(E)	18,000	20,913
3.30%, 06/22/54(E) 144A	36,000	38,462
		598,023
Brazil — 1.1%
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28	100,000	98,224
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/25(B) †††	17,030,000	3,511,114
10.00%, 01/01/27(B) †††	8,227,000	1,706,611
Brazilian Government International Bond
5.63%, 01/07/41	100,000	88,717
Vale Overseas, Ltd.
6.88%, 11/21/36	900,000	941,947
		6,346,613
	Par	Value
Canada — 1.3%
1011778 BC ULC
3.88%, 01/15/28 144A	$ 720,000	$ 658,878
Bausch Health Cos., Inc.
7.00%, 01/15/28 144A	5,000	2,186
5.00%, 01/30/28 144A	50,000	21,502
4.88%, 06/01/28 144A	65,000	38,769
5.00%, 02/15/29 144A	5,000	2,094
6.25%, 02/15/29 144A	5,000	2,157
5.25%, 01/30/30 144A	25,000	10,408
5.25%, 02/15/31 144A	60,000	25,136
Canadian Government Bond
1.00%, 06/01/27(C)	2,315,000	1,578,176
2.50%, 12/01/32(C)	3,033,000	2,145,308
Clarios Global LP
4.38%, 05/15/26(E)	151,000	157,540
Enbridge, Inc.
5.70%, 03/08/33	170,000	172,412
First Quantum Minerals, Ltd.
7.50%, 04/01/25 144A	550,000	550,088
6.88%, 10/15/27 144A	200,000	195,403
Glencore Finance Canada, Ltd.
6.00%, 11/15/41	340,000	338,412
MEG Energy Corporation
7.13%, 02/01/27 144A Δ	1,310,000	1,332,248
Open Text Corporation
6.90%, 12/01/27 144A	40,000	40,766
3.88%, 02/15/28 144A Δ	190,000	167,515
Rogers Communications, Inc.
3.80%, 03/15/32 144A	136,000	118,934
		7,557,932
Chile — 0.1%
Corporation Nacional del Cobre de Chile
3.63%, 08/01/27 144A	220,000	207,867
Empresa de los Ferrocarriles del Estado
3.83%, 09/14/61	200,000	136,463
		344,330
China — 3.7%
Avolon Holdings Funding, Ltd.
4.25%, 04/15/26 144A	680,000	633,967
China Government Bond
2.20%, 07/27/25(Y)	29,500,000	4,055,814
3.85%, 12/12/26(Y)	18,000,000	2,587,788
3.48%, 06/29/27(Y)	33,000,000	4,704,739
4.15%, 12/04/27(Y)	13,000,000	1,904,025
4.29%, 05/22/29(Y)	16,500,000	2,464,083
3.60%, 05/21/30(Y)	7,000,000	1,013,208
2.88%, 02/25/33(Y)	13,620,000	1,906,062
3.95%, 06/29/43(Y)	4,000,000	604,154
4.10%, 05/21/45(Y)	1,000,000	152,904
NXP BV
4.40%, 06/01/27	15,000	14,509
Park Aerospace Holdings, Ltd.
5.50%, 02/15/24 144A	830,000	820,759

See Notes to Financial Statements.

	Par	Value
Times China Holdings, Ltd.
6.75%, 07/08/25	$ 200,000	$ 15,199
Yuzhou Group Holdings Co., Ltd.
7.70%, 02/20/25#	495,000	24,346
		20,901,557
Colombia — 0.7%
Colombia Government International Bond
3.88%, 04/25/27	200,000	181,784
3.00%, 01/30/30	315,000	245,632
6.13%, 01/18/41	100,000	81,722
5.63%, 02/26/44	3,170,000	2,368,411
Ecopetrol SA
5.88%, 09/18/23	140,000	139,722
8.88%, 01/13/33	690,000	683,855
		3,701,126
Croatia — 0.0%
Croatia Government International Bond
4.00%, 06/14/35(E)	100,000	109,018
Czech Republic — 0.2%
Czech Republic Government Bond
0.95%, 05/15/30(ZE)	26,810,000	982,914
Dominican Republic — 0.2%
Dominican Republic International Bond
5.95%, 01/25/27	100,000	98,260
4.88%, 09/23/32 144A	990,000	845,108
6.00%, 02/22/33Δ	150,000	138,702
6.85%, 01/27/45	100,000	91,020
		1,173,090
Ecuador — 0.0%
Ecuador Government International Bond
0.00%, 07/31/30»	16,866	4,940
(Step to 3.50% on 07/31/23), 2.50%, 07/31/35 STEP	278,778	97,441
(Step to 2.50% on 07/31/23), 1.50%, 07/31/40 STEP	59,020	18,444
		120,825
Egypt — 0.2%
Egypt Government International Bond
6.38%, 04/11/31(E)	1,200,000	728,620
7.90%, 02/21/48	200,000	103,258
		831,878
El Salvador — 0.0%
El Salvador Government International Bond
7.12%, 01/20/50	150,000	83,847
Estonia — 0.0%
Estonia Government International Bond
4.00%, 10/12/32(E)	20,000	22,451
	Par	Value
Finland — 0.0%
Ahlstrom Holding 3 OY
3.63%, 02/04/28(E)	$ 100,000	$ 90,667
France — 2.1%
Accor SA
(Variable, 3.25% - EUR Swap Rate 5Y), 2.63%, 01/30/25(E) ρ ^	100,000	103,026
Altice France SA
2.13%, 02/15/25(E)	1,220,000	1,225,595
3.38%, 01/15/28(E)	200,000	159,827
4.13%, 01/15/29(E)	100,000	79,442
Banijay Group SAS
6.50%, 03/01/26(E)	100,000	108,751
Banque Federative du Credit Mutuel SA
1.25%, 06/03/30(E)	400,000	355,243
BNP Paribas SA
(Variable, USD Swap 5Y + 5.15%), 7.38%, 08/19/25 144A ρ Δ ^	740,000	719,334
(Variable, Euribor 3M + 1.80%), 2.13%, 01/23/27(E) ^	300,000	306,890
(Variable, USD Swap 5Y + 3.98%), 7.00%, 08/16/28 144A ρ ^	300,000	269,300
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.90%), 7.75%, 08/16/29 144A ρ ^	860,000	834,544
(Variable, 0.83% - Euribor 3M), 0.50%, 01/19/30(E) ^	300,000	262,894
BPCE SA
0.25%, 01/14/31(E)	500,000	411,432
CAB SELAS
3.38%, 02/01/28(E) 144A	600,000	535,166
Constellium SE
4.25%, 02/15/26(E)	185,000	197,424
Credit Agricole SA
(Variable, ICE SWAP Rate GBP SONIA 5Y + 4.81%), 7.50%, 06/23/26(U) ρ ^	1,590,000	1,908,844
Electricite de France SA
(Variable, GBP Swap Rate 13Y + 4.23%), 6.00%, 01/29/26(U) ρ Δ ^	600,000	695,371
Emeria SASU
3.38%, 03/31/28(E)	252,000	221,677
Forvia
2.38%, 06/15/27(E) Δ	165,000	159,048
French Republic Government Bond OAT
2.10%, 07/25/23(E) 144A	215,809	301,126
1.50%, 05/25/31(E)	22,499	22,299
0.00%, 11/25/31(E) »	52,000	44,810
0.10%, 03/01/36(E) 144A	31,300	36,142
1.25%, 05/25/38(E)	47,650	40,349
0.75%, 05/25/52(E)	9,396	5,586
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
1.75%, 05/25/66(E) 144A	$ 12,350	$ 9,203
Goldstory SASU
5.38%, 03/01/26(E) Δ	820,000	866,174
Iliad Holding SASU
5.63%, 10/15/28(E) Δ	200,000	202,620
Kapla Holding SAS
3.38%, 12/15/26(E)	100,000	99,380
(Floating, Euribor 3M + 5.50%), 9.09%, 07/15/27(E) 144A †	330,000	364,639
Loxam SAS
5.75%, 07/15/27(E)	200,000	200,344
Matterhorn Telecom SA
4.00%, 11/15/27(E)	140,000	143,916
Orange SA
0.50%, 09/04/32(E)	400,000	331,885
Picard Groupe SAS
3.88%, 07/01/26(E)	100,000	100,459
SPCM SA
2.63%, 02/01/29(E)	100,000	95,711
Suez SACA
2.88%, 05/24/34(E)	200,000	192,940
Valeo
5.38%, 05/28/27(E) Δ	100,000	109,286
Veolia Environnement SA
(Variable, 2.71% - EUR Swap Rate 5Y), 2.25%, 01/20/26(E) ρ ^	200,000	197,777
		11,918,454
Gabon — 0.2%
Gabo Government International Bond
7.00%, 11/24/31 144A	1,020,000	812,124
Germany — 8.6%
Allianz SE
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.17%), 3.20%, 10/30/27 144A ρ ^	3,200,000	2,368,320
APCOA Parking Holdings GmbH
4.63%, 01/15/27(E) 144A	100,000	95,524
4.63%, 01/15/27(E)	710,000	678,218
Aroundtown SA
(Variable, GBP Swap Rate 5Y + 4.38%), 4.75%, 06/25/24(U) ρ ^	100,000	45,826
0.38%, 04/15/27(E)	200,000	157,042
Bundesobligation
1.30%, 10/15/27(E)	368,000	380,057
2.20%, 04/13/28(E)	127,459	136,663
2.40%, 10/19/28(E) Δ	478,000	517,511
Bundesrepublik Deutschland Bundesanleihe
1.00%, 08/15/24(E)	3,140,000	3,339,311
0.50%, 02/15/26(E)	76,324	78,210
0.50%, 02/15/28(E)	183,500	182,436
0.00%, 02/15/31(E) Δ »	17,140,000	15,634,919
0.00%, 08/15/31(E) »	66,000	59,668
1.70%, 08/15/32(E)	13,363,706	13,790,197
	Par	Value
1.00%, 05/15/38(E)	$ 661,000	$ 588,486
3.25%, 07/04/42(E)	162,000	196,915
0.00%, 08/15/52(E) »	31,700	17,734
Bundesschatzanweisungen
2.50%, 03/13/25(E)	4,693,000	5,057,886
2.80%, 06/12/25(E)	1,334,000	1,444,957
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28(E)	100,000	100,169
Deutsche Bank AG
(Variable, U.S. SOFR + 2.76%), 3.73%, 01/14/32^	201,000	152,118
Deutsche Lufthansa AG
3.00%, 05/29/26(E)	100,000	103,942
Gruenenthal GmbH
4.13%, 05/15/28(E)	160,000	162,480
IHO Verwaltungs GmbH
3.88%, 05/15/27(E) 1	215,000	212,423
Infineon Technologies AG
(Variable, 4.00% - EUR Swap Rate 5Y), 3.63%, 01/01/28(E) ρ ^	100,000	99,889
Kreditanstalt fuer Wiederaufbau
0.38%, 03/09/26(E)	21,000	21,199
0.00%, 06/15/26(E) »	77,000	76,308
0.01%, 05/05/27(E)	22,000	21,271
1.25%, 06/30/27(E)	29,000	29,361
0.75%, 06/28/28(E)	61,000	59,508
0.75%, 01/15/29(E)	43,000	41,451
0.00%, 09/15/31(E) »	33,000	28,389
Renk AG
5.75%, 07/15/25(E) 144A	860,000	925,481
Schaeffler AG
3.38%, 10/12/28(E) Δ	200,000	199,541
SGL Carbon SE
4.63%, 09/30/24(E)	100,000	109,259
State of North Rhine-Westphalia Germany
1.65%, 02/22/38(E)	11,000	9,896
Techem Verwaltungsgesellschaft 675 mbH
2.00%, 07/15/25(E)	300,000	312,006
thyssenkrupp AG
2.88%, 02/22/24(E)	122,000	131,706
TK Elevator Midco GmbH
4.38%, 07/15/27(E) 144A	350,000	342,724
(Floating, Euribor 3M + 4.75%), 7.93%, 07/15/27(E) †	165,000	179,442
TUI Cruises GmbH
6.50%, 05/15/26(E) 144A	120,000	121,451
Vonovia SE
0.25%, 09/01/28(E)	400,000	339,842
WEPA Hygieneprodukte GmbH
2.88%, 12/15/27(E)	108,000	102,351
		48,652,087

See Notes to Financial Statements.

	Par	Value
Ghana — 0.0%
Ghana Government International Bond
7.63%, 05/16/29	$ 200,000	$ 86,171
7.88%, 02/11/35	200,000	87,504
		173,675
Guatemala — 0.1%
Millicom International Cellular SA
5.13%, 01/15/28 144A	540,000	472,011
Hong Kong — 0.0%
Shimao Group Holdings, Ltd.
6.13%, 02/21/24	200,000	15,524
Hungary — 0.1%
Hungary Government Bond
4.75%, 11/24/32	242,600,000	603,888
Hungary Government International Bond
1.75%, 06/05/35(E)	19,000	14,580
		618,468
Indonesia — 2.9%
Indonesia Government International Bond
1.40%, 10/30/31(E)	220,000	190,695
8.50%, 10/12/35	100,000	130,403
5.25%, 01/17/42 144A	1,940,000	1,940,434
5.25%, 01/17/42	370,000	370,083
4.20%, 10/15/50Δ	3,480,000	2,976,239
Indonesia Treasury Bond
7.00%, 05/15/27(I)	51,272,000,000	3,543,650
6.38%, 08/15/28(I)	2,062,000,000	140,386
8.25%, 05/15/29(I)	76,029,000,000	5,596,781
6.38%, 04/15/32(I)	8,635,000,000	578,836
7.00%, 02/15/33(I)	8,096,000,000	568,572
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.45%, 05/21/28	200,000	200,720
		16,236,799
Ireland — 0.3%
AerCap Ireland Capital DAC
4.45%, 10/01/25	250,000	240,617
1.75%, 01/30/26	390,000	350,345
5.75%, 06/06/28Δ	150,000	148,927
3.30%, 01/30/32	660,000	540,263
Ardagh Packaging Finance PLC
5.25%, 08/15/27 144A	300,000	254,516
eircom Finance DAC
3.50%, 05/15/26(E)	150,000	153,265
Ireland Government Bond
0.20%, 10/18/30(E)	20,000	18,130
0.55%, 04/22/41(E)	36,000	25,595
3.00%, 10/18/43(E)	12,000	12,881
	Par	Value
Motion Bondco DAC
4.50%, 11/15/27(E)	$ 100,000	$ 95,808
		1,840,347
Israel — 0.1%
Energean Israel Finance, Ltd.
5.38%, 03/30/28 144A	65,000	58,777
5.88%, 03/30/31 144A	90,000	78,850
Summit Properties, Ltd.
2.00%, 01/31/25(E)	165,000	165,193
		302,820
Italy — 1.7%
Autostrade per l'Italia SpA
1.88%, 09/26/29(E)	102,000	93,573
2.00%, 01/15/30(E)	100,000	91,746
Fiber Bidco SpA
(Floating, Euribor 3M + 6.00%), 9.60%, 10/25/27(E) †	100,000	109,737
Guala Closures SpA
3.25%, 06/15/28(E)	100,000	97,525
International Design Group SpA
(Floating, Euribor 3M + 4.25%), 7.57%, 05/15/26(E) 144A †	250,000	270,166
Italy Buoni Poliennali Del Tesoro
1.75%, 05/30/24(E)	80,000	85,678
3.40%, 03/28/25(E)	113,000	122,366
1.40%, 05/26/25(E) 144A	54,000	58,500
1.20%, 08/15/25(E)	142,000	146,837
0.00%, 04/01/26(E) »	163,000	160,548
1.60%, 06/01/26(E)	86,000	88,361
0.00%, 08/01/26(E) »	26,000	25,315
2.05%, 08/01/27(E)	4,240,000	4,341,240
1.35%, 04/01/30(E)	290,000	270,887
0.90%, 04/01/31(E)	14,000	12,306
0.60%, 08/01/31(E) 144A	1,301,000	1,102,564
2.50%, 12/01/32(E) Δ	399,000	387,253
Mooney Group SpA
(Floating, Euribor 3M + 3.88%), 7.42%, 12/17/26(E) †	100,000	108,206
Multiversity SRL
(Floating, Euribor 3M + 4.25%), 7.50%, 10/30/28(E) †	100,000	108,050
Telecom Italia Capital SA
6.38%, 11/15/33	105,000	89,181
Telecom Italia SpA
3.00%, 09/30/25(E)	139,000	143,448
3.63%, 05/25/26(E)	155,000	159,762
2.38%, 10/12/27(E)	1,400,000	1,305,963
UniCredit SpA
(Variable, 2.55% - Euribor 3M), 2.20%, 07/22/27(E) ^	300,000	302,535
		9,681,747
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Ivory Coast — 0.2%
Ivory Coast Government International Bond
5.25%, 03/22/30(E)	$ 510,000	$ 471,894
5.88%, 10/17/31(E)	200,000	183,309
4.88%, 01/30/32(E) 144A	340,000	289,731
5.75%, 12/31/32 144A STEP	277,803	259,845
		1,204,779
Japan — 0.4%
Japan Government Ten Year Bond
0.10%, 12/20/28(J)	140,000,000	970,635
0.50%, 03/20/33(J)	60,150,000	421,022
Japan Government Thirty Year Bond
0.70%, 12/20/48(J)	30,000,000	186,401
Mitsubishi UFJ Financial Group, Inc.
3.85%, 03/01/26	280,000	268,410
SoftBank Group Corporation
4.63%, 07/06/28	200,000	173,470
Sumitomo Mitsui Financial Group, Inc.
5.46%, 01/13/26	200,000	199,436
		2,219,374
Jersey — 0.1%
AA Bond Co., Ltd.
6.50%, 01/31/26(U)	100,000	110,100
Adient Global Holdings, Ltd.
3.50%, 08/15/24(E)	29,891	32,048
Aptiv PLC
3.25%, 03/01/32Δ	25,000	21,413
CPUK Finance, Ltd.
6.50%, 08/28/26(U)	100,000	121,291
Rossini S.a.r.l.
(Floating, Euribor 3M + 3.88%), 7.13%, 10/30/25(E) †	100,000	109,104
TVL Finance PLC
10.25%, 04/28/28(U)	100,000	124,364
		518,320
Kazakhstan — 0.2%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	500,000	465,205
5.38%, 04/24/30Δ	300,000	279,123
QazaqGaz NC JSC
4.38%, 09/26/27 144A	630,000	588,127
		1,332,455
Lithuania — 0.0%
Lithuania Government International Bond
3.88%, 06/14/33(E)	40,000	43,979
Luxembourg — 0.4%
Altice Financing SA
2.25%, 01/15/25(E)	1,180,000	1,203,741
Altice Finco SA
4.75%, 01/15/28(E)	199,000	145,082
	Par	Value
ArcelorMittal SA
6.80%, 11/29/32	$ 180,000	$ 184,891
Cidron Aida Finco S.a.r.l.
6.25%, 04/01/28(U) 144A	580,000	645,438
		2,179,152
Mexico — 3.5%
Banco Mercantil del Norte SA
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.47%), 7.50%, 06/27/29 144A ρ ^	1,125,000	977,818
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/25 144A	580,000	574,238
BBVA Bancomer SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.65%), 5.13%, 01/18/33 144A ^	630,000	547,239
Cemex SAB de CV
3.88%, 07/11/31 144A Δ	400,000	337,062
Mexican Bonos
7.50%, 06/03/27(M)	151,900,000	8,447,369
7.75%, 05/29/31(M)	46,100,000	2,548,845
7.75%, 11/13/42(M)	76,750,000	4,024,902
Mexico Government International Bond
3.63%, 04/09/29(E)	100,000	106,601
2.88%, 04/08/39(E)	700,000	576,993
5.75%, 10/12/10λ	130,000	116,339
Orbia Advance Corporation SAB de CV
2.88%, 05/11/31 144A	200,000	158,943
5.88%, 09/17/44 144A	1,100,000	963,118
Petroleos Mexicanos
4.75%, 02/26/29(E)	100,000	85,809
5.95%, 01/28/31	140,000	102,382
7.69%, 01/23/50	240,000	162,874
		19,730,532
Mongolia — 0.0%
Mongolia Government International Bond
8.75%, 03/09/24	200,000	201,600
Morocco — 0.1%
OCP SA
5.63%, 04/25/24 144A	350,000	348,934
4.50%, 10/22/25 144A	320,000	310,859
		659,793
Netherlands — 2.4%
Abertis Infraestructuras Finance BV
(Variable, 3.69% - EUR Swap Rate 5Y), 3.25%, 11/24/25(E) ρ Δ ^	200,000	196,600

See Notes to Financial Statements.

	Par	Value
Ashland Services BV
2.00%, 01/30/28(E)	$ 100,000	$ 92,966
Cooperatieve Rabobank UA
(Variable, 3.70% - EUR Swap Rate 5Y), 3.25%, 12/29/26(E) ρ Δ ^	1,000,000	907,903
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.22%), 3.65%, 04/06/28 144A ^	250,000	231,718
5.75%, 12/01/43	630,000	633,862
Dufry One BV
2.00%, 02/15/27(E) Δ	200,000	190,937
E.ON International Finance BV
6.38%, 06/07/32(U)	155,000	200,906
EnBW International Finance BV
0.13%, 03/01/28(E)	410,000	388,301
Enel Finance International NV
6.80%, 10/14/25 144A	1,630,000	1,661,004
Heimstaden Bostad Treasury BV
1.38%, 07/24/28(E)	250,000	184,206
ING Groep NV
(Variable, Euribor 3M + 1.15%), 1.75%, 02/16/31(E) ^	300,000	278,738
IPD 3 BV
8.00%, 06/15/28(E) 144A	500,000	557,871
Koninklijke KPN NV
(Variable, EUR Swap Rate 5Y + 3.77%), 6.00%, 09/21/27(E) ρ ^	131,000	145,023
MEGlobal BV
4.25%, 11/03/26 144A	380,000	365,207
Netherlands Government Bond
0.25%, 07/15/25(E) 144A	1,167,000	1,201,511
NXP BV
2.65%, 02/15/32	30,000	24,305
Petrobras Global Finance BV
6.25%, 03/17/24	780,000	781,755
6.88%, 01/20/40	80,000	77,743
6.90%, 03/19/49Δ	880,000	812,887
Prosus NV
3.83%, 02/08/51	1,020,000	627,282
Telefonica Europe BV
(Variable, EUR Swap Rate 8Y + 2.97%), 3.88%, 06/22/26(E) ρ ^	400,000	404,166
Teva Pharmaceutical Finance Netherlands II BV
1.88%, 03/31/27(E)	100,000	93,151
4.38%, 05/09/30(E)	100,000	93,337
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	45,000	40,379
4.75%, 05/09/27	200,000	185,264
4.10%, 10/01/46	200,000	131,751
TMNL Holding BV
3.75%, 01/15/29(E) 144A	480,000	458,584
3.75%, 01/15/29(E)	100,000	95,538
Trivium Packaging Finance BV
3.75%, 08/15/26(E)	100,000	101,009
	Par	Value
United Group BV
3.13%, 02/15/26(E)	$ 100,000	$ 95,527
5.25%, 02/01/30(E) 144A	500,000	433,048
UPC Holding BV
5.50%, 01/15/28 144A	310,000	271,029
UPCB Finance VII, Ltd.
3.63%, 06/15/29(E)	100,000	93,951
Volkswagen International Finance NV
(Variable, 3.96% - EUR Swap Rate 9Y), 3.88%, 06/17/29(E) ρ ^	200,000	183,275
VZ Secured Financing BV
5.00%, 01/15/32 144A	1,370,000	1,104,845
ZF Europe Finance BV
3.00%, 10/23/29(E)	300,000	276,996
Ziggo Bond Co. BV
3.38%, 02/28/30(E)	150,000	120,988
		13,743,563
New Zealand — 1.1%
New Zealand Government Bond
3.50%, 04/14/33(Z)	11,171,000	6,253,934
Nigeria — 0.2%
Nigeria Government International Bond
7.14%, 02/23/30 144A	440,000	369,948
7.63%, 11/28/47 144A	940,000	670,949
		1,040,897
Norway — 0.2%
Adevinta ASA
3.00%, 11/15/27(E) 144A	540,000	549,200
Aker BP ASA
3.75%, 01/15/30 144A	150,000	133,448
4.00%, 01/15/31 144A	150,000	133,465
		816,113
Oman — 0.0%
Oman Government International Bond
6.75%, 01/17/48	200,000	192,652
Panama — 0.3%
Panama Government International Bond
3.75%, 03/16/25	860,000	834,110
6.40%, 02/14/35	200,000	209,066
6.70%, 01/26/36	2,000	2,146
4.50%, 04/01/56	1,140,000	858,960
		1,904,282
Paraguay — 0.0%
Paraguay Government International Bond
6.10%, 08/11/44	200,000	189,871
Peru — 0.7%
Peruvian Government International Bond
2.39%, 01/23/26	1,370,000	1,278,237
1.95%, 11/17/36(E)	100,000	79,148
6.55%, 03/14/37Δ	640,000	719,549
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Petroleos del Peru SA
5.63%, 06/19/47 144A	$ 750,000	$ 484,450
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	1,670,000	1,610,774
Volcan Cia Minera SAA, Class B
4.38%, 02/11/26 144A	20,000	14,890
		4,187,048
Philippines — 0.0%
Philippine Government International Bond
1.75%, 04/28/41(E)	100,000	71,393
Poland — 1.4%
Canpack SA
2.38%, 11/01/27(E)	100,000	91,082
Republic of Poland Government Bond
2.75%, 04/25/28(P)	5,370,000	1,162,885
1.75%, 04/25/32(P)	27,420,000	4,924,331
6.00%, 10/25/33(P) Δ	5,671,000	1,424,672
		7,602,970
Portugal — 0.3%
EDP - Energias de Portugal SA
(Variable, EUR Swap Rate 5Y + 3.18%), 5.94%, 04/23/83(E) ^	100,000	108,313
Portugal Obrigacoes do Tesouro OT
1.65%, 07/16/32(E) 144A	1,432,500	1,384,486
		1,492,799
Qatar — 0.0%
Qatar Government International Bond
4.82%, 03/14/49	200,000	192,623
Romania — 0.3%
RCS & RDS SA
3.25%, 02/05/28(E)	100,000	92,479
Romanian Government International Bond
2.88%, 05/26/28(E)	150,000	147,258
6.63%, 09/27/29(E)	70,000	79,415
3.62%, 05/26/30(E)	84,000	80,545
1.75%, 07/13/30(E)	41,000	34,204
2.00%, 04/14/33(E) 144A	560,000	432,737
2.00%, 04/14/33(E)	780,000	602,740
3.75%, 02/07/34(E)	100,000	88,438
3.88%, 10/29/35(E)	200,000	173,465
		1,731,281
Russia — 0.6%
Russian Federal Bond - OFZ
7.05%, 01/19/28(Q)	423,153,000	2,475,090
7.25%, 05/10/34(Q)	262,547,000	1,056,055
		3,531,145
Serbia — 0.0%
Serbia International Bond
1.50%, 06/26/29(E)	190,000	160,730
Slovakia — 0.0%
Slovakia Government Bond
0.38%, 04/21/36(E)	18,400	13,089
	Par	Value
Slovenia — 0.0%
Slovenia Government Bond
3.63%, 03/11/33(E)	$ 30,000	$ 33,827
1.50%, 03/25/35(E)	23,000	20,244
		54,071
South Africa — 1.2%
Republic of South Africa Government Bond
8.88%, 02/28/35(S)	2,920,000	127,187
6.25%, 03/31/36(S)	2,140,000	72,593
6.50%, 02/28/41(S)	75,016,000	2,362,528
Republic of South Africa Government International Bond
4.85%, 09/30/29	2,190,000	1,930,700
5.75%, 09/30/49	2,420,000	1,719,047
7.30%, 04/20/52Δ	330,000	278,249
		6,490,304
South Korea — 0.1%
Korea Treasury Bond
4.25%, 12/10/32(KW)	830,110,000	657,388
Spain — 0.5%
Cellnex Finance Co. SA
1.50%, 06/08/28(E) Δ	100,000	93,406
Cellnex Telecom SA
1.75%, 10/23/30(E) Δ	100,000	88,259
Iberdrola Finanzas SA
7.38%, 01/29/24(U)	100,000	127,720
Lorca Telecom Bondco SA
4.00%, 09/18/27(E)	780,000	778,365
4.00%, 09/18/27(E) 144A	300,000	299,371
Spain Government Bond
0.80%, 07/30/27(E) 144A	26,000	25,744
1.40%, 07/30/28(E) 144A	73,000	72,943
0.80%, 07/30/29(E) 144A	39,000	36,872
3.55%, 10/31/33(E) 144A	29,000	31,934
Via Celere Desarrollos Inmobiliarios SA
5.25%, 04/01/26(E)	1,170,000	1,187,316
		2,741,930
Sri Lanka — 0.1%
Sri Lanka Government International Bond
6.85%, 11/03/25	200,000	95,305
6.75%, 04/18/28	500,000	230,255
		325,560
Supranational — 0.1%
European Union
0.00%, 07/06/26(E) »	118,000	116,914
2.00%, 10/04/27(E)	91,000	94,709
1.63%, 12/04/29(E)	129,825	129,892
2.75%, 12/04/37(E)	41,000	42,610
3.38%, 10/04/38(E)	47,000	51,942
3.38%, 11/04/42(E)	50,000	55,303
1.25%, 02/04/43(E)	18,229	14,328

See Notes to Financial Statements.

	Par	Value
0.70%, 07/06/51(E)	$ 12,000	$ 7,295
		512,993
Sweden — 0.4%
Apollo Swedish Bidco AB
(Floating, Euribor 3M + 5.00%), 8.59%, 07/05/29(E) 144A †	460,000	486,929
Assemblin Group AB
(Floating, 5.00% - Euribor 3M), 0.00%, 05/15/25(E) †	100,000	109,279
Intrum AB
3.50%, 07/15/26(E)	100,000	81,545
Verisure Holding AB
3.25%, 02/15/27(E)	200,000	194,429
7.13%, 02/01/28(E) 144A	970,000	1,064,549
Verisure Midholding AB
5.25%, 02/15/29(E) 144A	240,000	227,679
		2,164,410
Switzerland — 0.7%
Credit Suisse Group AG
(Variable, U.S. SOFR + 2.04%), 2.19%, 06/05/26 144A ^	250,000	229,374
(Variable, U.S. SOFR + 3.34%), 6.37%, 07/15/26 144A ^	1,730,000	1,719,509
UBS Group AG
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	1,420,000	1,374,771
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 04/17/25(E) ^	400,000	422,597
(Variable, 1.05% - EURIBOR ICE SWAP RATE), 1.00%, 06/24/27(E) ^	400,000	387,130
		4,133,381
Thailand — 0.1%
Thailand Government Bond
2.00%, 12/17/31(ZF)	14,795,000	403,481
Turkey — 0.3%
Turkey Government International Bond
6.00%, 03/25/27	1,570,000	1,434,110
4.88%, 04/16/43	500,000	322,200
		1,756,310
Ukraine — 0.0%
Ukraine Government International Bond
7.75%, 09/01/25	100,000	24,350
9.75%, 11/01/30	250,000	62,596
7.75%, 05/31/40Ξ »	100,000	39,515
		126,461
United Arab Emirates — 0.3%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/47Δ	200,000	186,043
DP World Crescent, Ltd.
3.88%, 07/18/29	200,000	189,739
	Par	Value
DP World, Ltd.
5.63%, 09/25/48 144A	$ 970,000	$ 908,119
5.63%, 09/25/48Δ	600,000	561,723
		1,845,624
United Kingdom — 3.8%
Anglo American Capital PLC
4.75%, 04/10/27 144A Δ	200,000	193,444
3.38%, 03/11/29(U)	250,000	268,907
2.88%, 03/17/31 144A Δ	200,000	165,275
5.50%, 05/02/33 144A	200,000	195,504
Antofagasta PLC
2.38%, 10/14/30 144A	300,000	244,748
B&M European Value Retail SA
4.00%, 11/15/28(U)	100,000	109,139
Barclays PLC
(Variable, EUR Swap Rate 1Y + 0.78%), 1.38%, 01/24/26(E) Δ ^	300,000	310,131
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	380,000	356,094
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.05%), 2.28%, 11/24/27Δ ^	235,000	206,894
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.41%), 4.38%, 03/15/28ρ ^	200,000	136,380
(Variable, 1.26% - EUR Swap Rate 1Y), 0.58%, 08/09/29(E) ^	410,000	358,645
BCP V Modular Services Finance II PLC
4.75%, 11/30/28(E)	100,000	93,284
Bellis Acquisition Co. PLC
4.50%, 02/16/26(U) 144A	840,000	917,224
Bellis Finco PLC
4.00%, 02/16/27(U)	103,000	97,622
Centrica PLC
(Variable, GBP Swap Rate 5Y + 3.61%), 5.25%, 04/10/75(U) ^	100,000	120,465
eG Global Finance PLC
4.38%, 02/07/25(E)	100,000	103,581
Energia Group NI FinanceCo PLC
4.00%, 09/15/25(E)	100,000	106,916
Gatwick Airport Finance PLC
4.38%, 04/07/26(U)	1,480,000	1,714,177
HSBC Holdings PLC
(Variable, USD ICE Swap Rate 5Y + 4.37%), 6.38%, 03/30/25ρ ^	400,000	383,610
(Variable, U.S. SOFR + 2.61%), 5.21%, 08/11/28^	680,000	665,480
(Variable, U.S. SOFR + 1.97%), 6.16%, 03/09/29^	200,000	201,892
(Variable, U.S. SOFR + 2.53%), 4.76%, 03/29/33^	200,000	180,637
INEOS Finance PLC
2.88%, 05/01/26(E) Δ	250,000	250,804
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
INEOS Quattro Finance 1 PLC
3.75%, 07/15/26(E) 144A	$ 110,000	$ 106,012
3.75%, 07/15/26(E)	100,000	96,375
Lloyds Banking Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.60%), 3.51%, 03/18/26^	390,000	371,461
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.75%), 4.72%, 08/11/26^	2,070,000	2,012,263
(Variable, EUR Swap Rate 1Y + 1.50%), 3.13%, 08/24/30(E) ^	425,000	425,626
Mobico Group PLC
(Variable, UK Gilts 5Y + 4.14%), 4.25%, 11/26/25(U) ρ ^	100,000	111,310
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	154,000	158,127
NatWest Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.90%), 1.64%, 06/14/27^	200,000	176,152
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.55%), 3.07%, 05/22/28^	345,000	310,633
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.35%), 3.03%, 11/28/35^	200,000	153,597
NGG Finance PLC
(Variable, GBP Swap Rate 12Y + 3.48%), 5.63%, 06/18/73(U) ^	296,000	357,876
PEU Fin PLC
7.25%, 07/01/28(E) 144A	390,000	426,520
Pinewood Finance Co., Ltd.
3.25%, 09/30/25(U)	840,000	982,790
Premier Foods Finance PLC
3.50%, 10/15/26(U)	1,020,000	1,135,706
RAC Bond Co. PLC
5.25%, 11/04/27(U)	100,000	101,603
SSE PLC
1.75%, 04/16/30(E)	350,000	335,171
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	371,343	421,409
TI Automotive Finance PLC
3.75%, 04/15/29(E)	100,000	87,389
Travis Perkins PLC
4.50%, 09/07/23(U)	100,000	125,952
United Kingdom Gilt
4.25%, 06/07/32(U)	796,000	1,005,936
3.25%, 01/31/33(U)	1,321,000	1,529,918
4.50%, 09/07/34(U)	1,387,000	1,776,111
1.25%, 07/31/51(U)	1,226,000	772,593
3.75%, 10/22/53(U)	350,000	395,427
Vedanta Resources Finance II PLC
8.95%, 03/11/25	200,000	151,206
	Par	Value
Victoria PLC
3.63%, 08/24/26(E) Δ	$410,000	$ 369,937
Virgin Media Secured Finance PLC
4.25%, 01/15/30(U)	450,000	451,130
		21,729,083
Total Foreign Bonds (Cost $290,575,924)		254,909,275
LOAN AGREEMENTS — 1.6%
Allied Universal Holdco LLC Initial U.S. Dollar Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.50% Floor), 8.95%, 05/12/28†	485,109	472,443
Apollo Commercial Real Estate Finance, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.75%), 7.97%, 05/15/26†	487,309	460,507
Asurion LLC New B-11 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 4.25%), 9.45%, 08/19/28†	511,276	487,471
Asurion LLC New B-9 Term Loan
(Floating, ICE LIBOR USD 3M + 3.25%), 8.79%, 07/31/27†	785,930	745,038
Bach Finance Limited Seventh Amendment Dollar Term Loan
(Floating, ICE CME Term SOFR USD 3M + 4.50%, 0.50% Floor), 9.76%, 01/31/28†	608,475	607,930
Charter Communications Operating LLC Term B-2 Loan
(Floating, ICE CME Term SOFR USD 3M + 1.75%), 6.80%, 02/01/27†	487,342	485,005
Energizer Holdings, Inc. 2020 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.25%, 0.50% Floor), 7.44%, 12/22/27†	755,250	752,422
Focus Financial Partners LLC Tranche B-5 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.25%, 0.50% Floor), 8.35%, 06/30/28†	269,457	267,848
Froneri International Limited Facility B1
(Floating, ICE EURIBOR USD 6M + 2.13%), 5.07%, 01/29/27†	380,000	404,847
Garda World Security Corporation Term B-2 Loan
(Floating, ICE CME Term SOFR USD 1M + 4.25%), 9.43%, 10/30/26†	405,369	403,848

See Notes to Financial Statements.

	Par	Value
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 3M + 2.00%), 7.34%, 12/30/26†	$174,150	$ 174,195
Global Medical Response, Inc. 2021 Refinancing Term Loan
(Floating, ICE LIBOR USD 1M + 4.25%), 9.44%, 10/02/25†	349,116	198,123
Ineos Quattro Holdings UK Limited 2026 Tranche B Euro Term Loan
(Floating, ICE EURIBOR USD 1M + 2.75%), 6.17%, 01/29/26†	450,000	475,327
IU Finance Management GmbH Facility B
(Floating, ICE EURIBOR USD 3M + 4.75%), 8.23%, 12/08/28†	690,000	741,258
Lakeshore Learning Materials LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 8.72%, 09/29/28†	788,000	784,060
Mister Car Wash Holdings, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 3M + 3.00%), 8.33%, 05/14/26†	119,989	120,055
Nexstar Media, Inc. Term B-4 Loan
(Floating, ICE CME Term SOFR USD 1M + 2.50%), 7.72%, 09/18/26†	61,128	61,138
Prime Security Services Borrower LLC 2021 Refinancing Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 7.94%, 09/23/26†	397,738	398,122
Sedgwick Claims Management Services, Inc. 2023 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.75%), 8.85%, 02/24/28†	250,857	249,741
TransDigm, Inc. Tranche I Term Loan
(Floating, ICE CME Term SOFR USD 3M + 3.25%), 8.49%, 08/24/28†	666,975	667,362
U.S. Renal Care, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 5.00%), 10.19%, 06/26/26†	292,404	137,187
UFC Holdings LLC Term B-3 Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 8.05%, 04/29/26†	104,859	104,866
Total Loan Agreements (Cost $9,714,403)		9,198,793
MORTGAGE-BACKED SECURITIES — 8.5%
BANK, Series 2018-BNK15, Class B
4.81%, 11/15/61† γ	260,000	229,756
	Par	Value
BANK, Series 2021-BN35, Class AS
2.46%, 06/15/64	$ 85,000	$ 65,906
BINOM Securitization Trust, Series 2022-RPL1, Class M1
3.00%, 02/25/61 144A † γ	100,000	73,924
BPR Trust, Series 2021-NRD, Class B
(Floating, CME Term SOFR 1M + 2.12%, 2.12% Floor), 7.23%, 12/15/23 144A †	25,000	23,324
BPR Trust, Series 2021-NRD, Class C
(Floating, CME Term SOFR 1M + 2.42%, 2.42% Floor), 7.53%, 12/15/23 144A †	25,000	23,233
BPR Trust, Series 2021-NRD, Class D
(Floating, CME Term SOFR 1M + 3.72%, 3.72% Floor), 8.83%, 12/15/23 144A †	20,000	18,495
BPR Trust, Series 2022-STAR, Class A
(Floating, CME Term SOFR 1M + 3.23%, 3.23% Floor), 8.38%, 08/15/24 144A †	65,000	64,492
CAFL Issuer LLC, Series 2021-RTL1, Class A1
(Step to 4.24% on 04/30/25), 2.24%, 03/28/29 144A STEP	105,000	96,190
COMM Mortgage Trust, Series 2012-CR3, Class AM
3.42%, 10/15/45 144A	10,217	9,321
COMM Mortgage Trust, Series 2012-LC4, Class B
4.93%, 12/10/44	14,776	13,678
Connecticut Avenue Securities Trust, Series 2019-R03, Class 1B1
(Floating, ICE LIBOR USD 1M + 4.10%), 9.25%, 09/25/31 144A †	530,000	555,599
Connecticut Avenue Securities Trust, Series 2019-R05, Class 1B1
(Floating, ICE LIBOR USD 1M + 4.10%), 9.25%, 07/25/39 144A †	558,796	574,374
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.10%), 7.25%, 10/25/39 144A †	23,458	23,497
Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.05%), 7.20%, 01/25/40 144A †	147,378	148,014
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B1
(Floating, U.S. 30-Day Average SOFR + 3.10%), 8.17%, 10/25/41 144A †	790,000	780,537
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.65%, 1.65% Floor), 6.72%, 12/25/41 144A †	$1,062,000	$1,028,620
Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.90%), 6.97%, 12/25/41 144A †	706,000	688,612
Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 3.50%), 8.57%, 03/25/42 144A †	365,000	372,940
Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 3.10%), 8.17%, 03/25/42 144A †	406,000	410,476
Connecticut Avenue Securities Trust, Series 2022-R07, Class 1M1
(Floating, U.S. 30-Day Average SOFR + 2.95%), 8.02%, 06/25/42 144A †	183,513	187,946
Connecticut Avenue Securities Trust, Series 2022-R08, Class 1M1
(Floating, U.S. 30-Day Average SOFR + 2.55%, 2.55% Floor), 7.62%, 07/25/42 144A †	455,210	461,949
Connecticut Avenue Securities Trust, Series 2022-R08, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 3.60%, 3.60% Floor), 8.67%, 07/25/42 144A †	329,000	336,414
CSMC OA LLC, Series 2014-USA, Class F
4.37%, 09/15/37 144A	1,610,000	654,766
CSMC Trust, Series 2021-RPL1, Class A1
1.67%, 09/27/60 144A † γ	63,346	58,489
CSMC Trust, Series 2021-RPL3, Class M2
3.75%, 01/25/60 144A	100,000	75,911
Fannie Mae Connecticut Avenue Securities, Series 2017-C02, Class 2B1
(Floating, ICE LIBOR USD 1M + 5.50%), 10.65%, 09/25/29†	413,000	457,366
Fannie Mae Connecticut Avenue Securities, Series 2018-C04, Class 2M2
(Floating, ICE LIBOR USD 1M + 2.55%, 2.55% Floor), 7.70%, 12/25/30†	899,552	919,003
Federal Home Loan Mortgage Corporation
3.00%, 03/01/50	68,776	61,465
3.50%, 04/01/50	44,053	40,614
3.00%, 07/01/50	75,314	66,939
2.50%, 08/01/51	138,761	118,113
	Par	Value
2.50%, 01/01/52	$ 301,211	$ 256,056
2.50%, 02/01/52	945,230	803,429
2.50%, 03/01/52	734,768	624,723
2.50%, 04/01/52	810,470	688,212
3.00%, 04/01/52	47,124	41,544
3.50%, 05/01/52	1,263,044	1,152,341
3.50%, 06/01/52	639,852	583,754
3.00%, 08/01/52	417,183	368,452
4.00%, 08/01/52	287,142	269,771
4.50%, 08/01/52	463,611	446,090
3.50%, 09/01/52	149,728	136,562
4.00%, 09/01/52	696,870	654,494
4.50%, 09/01/52	606,701	584,035
5.50%, 09/01/52	437,701	437,399
4.00%, 10/01/52	323,538	303,864
4.50%, 10/01/52	513,205	493,805
5.00%, 10/01/52	377,330	370,274
5.50%, 10/01/52	378,516	377,321
3.50%, 11/01/52	432,062	394,070
5.00%, 11/01/52	310,967	305,073
5.00%, 01/01/53	315,547	309,377
5.50%, 02/01/53	289,952	288,723
6.00%, 03/01/53	253,238	255,575
6.00%, 04/01/53	631,044	636,868
5.50%, 05/01/53	507,018	504,868
6.00%, 05/01/53	696,613	703,176
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA1, Class B1
(Floating, ICE LIBOR USD 1M + 2.30%), 7.45%, 01/25/50 144A †	770,000	770,858
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 1.85%), 7.00%, 02/25/50 144A †	275,074	276,077
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA6, Class M2
(Floating, U.S. 30-Day Average SOFR + 2.00%), 7.07%, 12/25/50 144A †	243,441	244,251
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA3, Class B1
(Floating, U.S. 30-Day Average SOFR + 3.50%), 8.57%, 10/25/33 144A †	610,000	611,992

See Notes to Financial Statements.

	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA6, Class B1
(Floating, U.S. 30-Day Average SOFR + 3.40%), 8.47%, 10/25/41 144A †	$ 180,000	$ 179,587
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA2, Class M1B
(Floating, U.S. 30-Day Average SOFR + 2.40%), 7.47%, 02/25/42 144A †	1,169,000	1,156,369
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3, Class M1A
(Floating, U.S. 30-Day Average SOFR + 2.00%), 7.07%, 04/25/42 144A †	33,655	33,764
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3, Class M1B
(Floating, U.S. 30-Day Average SOFR + 2.90%), 7.97%, 04/25/42 144A †	179,000	178,928
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-HQA1, Class M1B
(Floating, U.S. 30-Day Average SOFR + 3.50%), 8.57%, 03/25/42 144A †	106,000	108,092
Federal National Mortgage Association
3.00%, 08/01/46	79,133	70,884
3.00%, 12/01/47	240,231	216,108
3.50%, 08/01/49	105,457	97,826
4.00%, 08/01/49	94,565	90,018
3.50%, 09/01/49	182,282	168,175
4.00%, 10/01/49	139,477	132,834
3.00%, 03/01/50	104,816	93,134
3.00%, 05/01/50	130,086	115,426
3.50%, 06/01/50	34,414	31,693
3.00%, 07/01/50	35,888	31,799
3.00%, 07/01/51	368,295	324,945
2.50%, 09/01/51	429,163	364,562
2.50%, 10/01/51	278,888	237,093
2.50%, 01/01/52	331,949	281,746
3.00%, 02/01/52	66,639	58,773
2.50%, 03/01/52	1,014,246	861,707
2.50%, 04/01/52	369,520	313,967
4.00%, 04/01/52	316,235	297,423
4.00%, 05/01/52	578,551	543,752
3.00%, 06/01/52	214,240	188,896
3.50%, 06/01/52	432,613	394,743
4.00%, 06/01/52	746,775	701,591
4.00%, 07/01/52	649,956	611,323
3.50%, 08/01/52	275,918	251,765
	Par	Value
4.00%, 08/01/52	$ 476,497	$ 447,744
5.00%, 08/01/52	236,421	232,034
4.00%, 09/01/52	671,777	631,275
4.50%, 09/01/52	861,284	828,735
4.00%, 10/01/52	140,192	131,681
4.50%, 10/01/52	957,162	920,939
4.50%, 11/01/52	628,156	604,400
5.00%, 11/01/52	193,826	190,066
5.00%, 01/01/53	559,732	548,786
5.50%, 01/01/53	652,956	650,143
5.50%, 02/01/53	529,809	527,526
5.00%, 04/01/53	492,021	482,306
GCAT Trust, Series 2019-RPL1, Class A1
2.65%, 10/25/68 144A	38,631	36,230
Government National Mortgage Association
4.50%, 08/20/48	62,984	61,603
2.50%, 05/20/52	396,257	343,481
4.50%, 09/20/52	257,427	248,711
5.00%, 11/20/52	122,503	120,544
5.00%, 03/20/53	198,358	195,063
5.50%, 03/20/53	322,203	320,974
5.00%, 07/01/53 TBA	735,000	722,310
5.50%, 07/01/53 TBA	1,105,000	1,099,907
GS Mortgage Securities Corporation Trust, Series 2018-SRP5, Class C
(Floating, ICE LIBOR USD 1M + 4.25%, 3.75% Floor), 9.44%, 09/15/31 144A †	1,427,064	532,510
GS Mortgage Securities Trust, Series 2014-GC18, Class AS
4.38%, 01/10/47	45,000	42,049
GS Mortgage Securities Trust, Series 2014-GC18, Class B
4.89%, 01/10/47	25,000	20,762
Hawaii Hotel Trust, Series 2019-MAUI, Class F
(Floating, ICE LIBOR USD 1M + 2.75%, 2.75% Floor), 7.94%, 05/15/38 144A †	780,000	758,363
Hilton U.S.A. Trust, Series 2016-HHV, Class D
4.33%, 11/05/38 144A † γ	540,000	495,588
Impac Secured Assets Trust, Series 2006-2, Class 2M3
(Floating, ICE LIBOR USD 1M + 1.65%, 1.65% Floor, 11.50% Cap), 6.80%, 08/25/36†	29,633	29,631
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ
6.74%, 02/15/51† γ	2,351	2,077
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M
(Floating, ICE LIBOR USD 1M + 8.51%, 8.21% Floor), 13.70%, 06/15/35 144A †	1,500,000	15
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Legacy Mortgage Asset Trust, Series 2020-RPL1, Class A2
3.25%, 09/25/59 144A	$ 120,000	$ 103,337
PMT Credit Risk Transfer Trust, Series 2021-1R, Class A
(Floating, ICE LIBOR USD 1M + 2.90%, 2.90% Floor), 8.08%, 02/27/24 144A †	95,117	93,093
PRPM LLC, Series 2021-1, Class A1
2.12%, 01/25/26 144A † γ	73,612	68,939
PRPM LLC, Series 2021-5, Class A1
(Step to 4.79% on 07/25/24), 1.79%, 06/25/26 144A STEP	77,338	70,559
PRPM LLC, Series 2022-5, Class A1
(Step to 0.28% on 04/25/25), 6.90%, 09/27/27 144A STEP	119,317	117,568
Radnor RE, Ltd., Series 2021-1, Class M1C
(Floating, U.S. 30-Day Average SOFR + 2.70%, 2.70% Floor), 7.77%, 12/27/33 144A †	790,000	802,827
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A
3.96%, 01/15/32 144A † γ	100,000	96,612
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1
4.00%, 08/25/56 144A	323,103	315,287
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M2
4.00%, 08/25/56 144A	570,000	503,542
Seasoned Credit Risk Transfer Trust, Series 2020-2, Class M
4.25%, 11/25/59 144A	1,170,000	1,003,006
SFO Commercial Mortgage Trust, Series 2021-555, Class D
(Floating, CME Term SOFR 1M + 2.51%, 2.40% Floor), 7.59%, 05/15/38 144A †	760,000	584,839
Toorak Mortgage Corporation, Ltd., Series 2021-1, Class A1
(Step to 3.24% on 01/25/24), 2.24%, 06/25/24 144A STEP	100,000	97,457
Towd Point Mortgage Trust, Series 2019-4, Class A1
2.90%, 10/25/59 144A	57,386	52,787
UBS Commercial Mortgage Trust, Series 2017-C3, Class C
4.54%, 08/15/50† γ	410,000	317,469
UBS Commercial Mortgage Trust, Series 2018-C13, Class B
4.79%, 10/15/51	270,000	235,939
Uniform Mortgage Backed Securities
5.00%, 07/01/53 TBA	1,090,000	1,068,115
5.50%, 07/01/53 TBA	895,000	890,735
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.44%, 07/15/46† γ	25,000	19,067
Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B
3.67%, 11/15/59	25,000	20,878
	Par	Value
WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B
4.58%, 08/15/46	$35,000	$ 29,371
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B
4.38%, 05/15/47	35,000	25,712
Total Mortgage-Backed Securities (Cost $53,013,060)		48,412,512

	Number of Contracts	Notional Amount
PURCHASED OPTION — 0.0%
Call Option — 0.0%
Euro-Bund expiration date 07/2023, Strike Price $162.50, Expires 07/21/23 (CITI)	2	$267,480	753
Total Purchased Options (Premiums paid $853)			753

	Par
U.S. TREASURY OBLIGATIONS — 15.7%
U.S. Treasury Bills
5.10%, 10/17/23Ω	$ 850,000	836,973
5.05%, 11/24/23Ω	2,235,000	2,188,719
5.15%, 12/07/23Ω	565,000	552,179
5.09%, 12/14/23Ω	845,000	824,913
		4,402,784
U.S. Treasury Bonds
3.50%, 02/15/39	3,300,000	3,165,100
4.25%, 05/15/39	30,000	31,398
3.88%, 08/15/40	20,000	19,860
1.75%, 08/15/41	650,000	457,133
2.00%, 11/15/41	40,000	29,308
3.25%, 05/15/42	185,000	165,177
2.75%, 08/15/42	90,000	74,206
3.38%, 08/15/42	1,335,000	1,212,399
4.00%, 11/15/42	460,000	457,269
3.88%, 02/15/43	96,000	93,630
2.88%, 05/15/43Δ	2,045,000	1,711,809
3.00%, 05/15/45	30,000	25,358
3.00%, 11/15/45	660,000	557,004
2.50%, 05/15/46Δ	590,000	454,116
2.25%, 08/15/46Δ	690,000	504,495
2.88%, 11/15/46	1,520,000	1,253,614
3.00%, 05/15/47	60,000	50,568
2.75%, 08/15/47	90,000	72,452
3.13%, 05/15/48	40,000	34,532
3.38%, 11/15/48	770,000	696,218
1.25%, 05/15/50Δ	50,000	28,143
1.38%, 08/15/50	3,730,000	2,169,592
2.38%, 05/15/51Δ	870,000	647,266
2.88%, 05/15/52Δ	360,000	298,505

See Notes to Financial Statements.

	Par	Value
3.00%, 08/15/52	$ 960,000	$ 816,600
		15,025,752
U.S. Treasury Notes
2.88%, 10/31/23Δ	2,540,000	2,519,899
0.50%, 11/30/23Δ	610,000	598,003
2.75%, 02/15/24	4,760,000	4,682,047
1.50%, 02/29/24Δ	555,000	540,752
2.38%, 02/29/24	10,000	9,803
0.25%, 06/15/24	1,050,000	999,802
1.50%, 10/31/24	410,000	390,205
2.25%, 11/15/24	20,520,000	19,710,021
2.00%, 02/15/25	70,000	66,644
0.38%, 11/30/25	21,280,000	19,213,097
1.63%, 02/15/26	6,290,000	5,830,535
1.63%, 05/15/26	340,000	313,783
2.00%, 11/15/26	870,000	804,920
1.25%, 11/30/26	200,000	180,238
2.75%, 07/31/27	163,000	153,704
2.38%, 05/15/29	217,000	197,898
3.63%, 03/31/30	109,000	106,639
3.75%, 05/31/30	1,376,000	1,356,973
0.88%, 11/15/30Δ	8,550,000	6,921,158
1.25%, 08/15/31	730,000	599,270
1.38%, 11/15/31Δ	550,000	453,653
2.88%, 05/15/32	4,100,000	3,802,189
		69,451,233
Total U.S. Treasury Obligations (Cost $98,276,623)		88,879,769

	Shares
COMMON STOCKS — 0.0%
Communication Services — 0.0%
Altice U.S.A., Inc. Class A*	16,976	51,268
Energy — 0.0%
Berry Corporation	2,492	17,145
Diamondback Energy, Inc.	711	93,397
EOG Resources, Inc.Δ	430	49,209
Pioneer Natural Resources Co.	122	25,276
		185,027
Total Common Stocks (Cost $456,303)		236,295
FOREIGN COMMON STOCKS — 0.0%
Canada — 0.0%
Canadian Natural Resources, Ltd.	1,332	74,939
Jersey — 0.0%
Clarivate PLCΔ *	59	562
Total Foreign Common Stocks (Cost $80,703)		75,501
PREFERRED STOCKS — 0.1%
Bank of America Corporation
7.25% CONV	387	453,494
El Paso Energy Capital Trust I
4.75% CONV	2,799	130,014
	Shares	Value
Wells Fargo & Co.
7.50% CONV	69	$ 79,488
Total Preferred Stocks (Cost $592,008)		662,996
FOREIGN PREFERRED STOCK — 0.0%
Jersey — 0.0%
Clarivate PLC
5.25%, CONV (Cost $128,000)	1,280	52,544
MUTUAL FUNDS — 0.2%
VanEck JP Morgan EM Local Currency Bond ETFΔ (Cost $1,328,443)	54,000	1,380,240
MONEY MARKET FUNDS — 12.1%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø ∞	40,260,491	40,260,491
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø §	23,771,502	23,771,502
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	4,708,434	4,708,434
Total Money Market Funds (Cost $68,740,427)		68,740,427
TOTAL INVESTMENTS —103.7% (Cost $653,752,074)		589,185,969
Liabilities in Excess of Other Assets — (3.7)%		(21,167,308)
NET ASSETS — 100.0%		$568,018,661
PORTFOLIO SUMMARY (based on net assets)
%
Foreign Bonds	44.9
Corporate Bonds	19.1
U.S. Treasury Obligations	15.7
Money Market Funds	12.1
Mortgage-Backed Securities	8.5
Loan Agreements	1.6
Asset-Backed Securities	1.5
Mutual Funds	0.2
Financials	0.1
Purchased Option	—**
Energy	—**
Industrials	—**
Communication Services	—**
103.7
**Rounds to less than 0.05%
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro-Buxl	09/2023	16	$ 2,437,305	$ 21,071
Euro-Bobl	09/2023	(10)	(1,262,628)	19,352
Euro-BTP	09/2023	(5)	(633,496)	(2,692)
Euro-Bund	09/2023	50	7,296,855	(8,105)
Euro-Schatz	09/2023	69	7,894,451	(42,195)
10-Year Japanese E-Mini	09/2023	88	9,055,227	34,518
10-Year Commonwealth Treasury Bond	09/2023	(7)	(541,717)	2,153
10-Year Bond	09/2023	6	554,958	(2,014)
10-Year U.S. Treasury Note	09/2023	66	7,409,531	(51,472)
U.S. Treasury Long Bond	09/2023	84	10,660,125	18,671
Ultra 10-Year U.S. Treasury Note	09/2023	(138)	(16,344,375)	127,790
Ultra Long U.S. Treasury Bond	09/2023	38	5,176,312	62,386
Long GILT	09/2023	63	7,624,954	(78,596)
2-Year U.S. Treasury Note	09/2023	195	39,652,031	(478,050)
5-Year U.S. Treasury Note	09/2023	610	65,327,187	(1,184,603)
Total Futures Contracts outstanding at June 30, 2023			$144,306,720	$(1,561,786)
Forward Foreign Currency Contracts outstanding at June 30, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/20/23	U.S. Dollars	238,852,611	Euro	217,609,367	SS	$1,141,195
07/20/23	U.S. Dollars	10,963,804	Japanese Yen	1,423,770,506	SS	1,063,901
07/20/23	U.S. Dollars	5,141,302	Japanese Yen	672,634,992	BNP	464,270
07/20/23	British Pounds	13,395,806	U.S. Dollars	16,690,343	SC	325,038
07/20/23	U.S. Dollars	3,722,898	Japanese Yen	489,376,781	GSC	320,114
07/20/23	U.S. Dollars	4,094,577	Japanese Yen	546,832,459	CITI	292,287
07/20/23	U.S. Dollars	11,296,339	New Zealand Dollars	18,090,554	SC	195,167
07/20/23	U.S. Dollars	5,042,320	Swedish Kronor	52,491,028	BNP	170,613
07/20/23	Canadian Dollars	12,356,492	U.S. Dollars	9,186,498	SC	143,974
07/20/23	U.S. Dollars	8,065,200	New Zealand Dollars	12,913,777	CITI	140,729
07/18/23	U.S. Dollars	3,656,303	Taiwan Dollars	110,204,629	GSC	118,422
07/20/23	Mexican Pesos	26,358,733	U.S. Dollars	1,417,201	SC	116,254
07/18/23	Canadian Dollars	9,608,964	U.S. Dollars	7,143,054	GSC	112,503
07/20/23	Mexican Pesos	25,002,643	U.S. Dollars	1,345,292	RBC	109,271
07/20/23	Mexican Pesos	26,804,053	U.S. Dollars	1,459,280	BNP	100,082
07/20/23	U.S. Dollars	18,006,673	Euro	16,393,748	CITI	98,523
07/20/23	Canadian Dollars	8,429,551	U.S. Dollars	6,269,118	GSC	96,093
07/20/23	U.S. Dollars	7,761,895	Australian Dollars	11,506,256	GSC	92,047
07/20/23	U.S. Dollars	2,979,860	Norwegian Kroner	30,979,517	SS	91,334
07/20/23	Polish Zloty	6,076,046	U.S. Dollars	1,406,732	BNP	85,944
07/18/23	U.S. Dollars	12,208,446	Euro	11,100,000	GSC	84,370
07/20/23	Polish Zloty	5,175,369	U.S. Dollars	1,198,501	SC	72,909
07/20/23	U.S. Dollars	9,834,356	Euro	8,937,671	BNP	71,052
07/20/23	U.S. Dollars	1,990,976	Chinese Yuans	13,900,000	SC	70,885
07/20/23	U.S. Dollars	2,269,248	Norwegian Kroner	23,580,018	UBS	70,650
07/18/23	Hungarian Forint	629,506,000	Euro	1,615,683	GSC	69,407
07/20/23	U.S. Dollars	14,168,391	Euro	12,909,978	UBS	65,831
07/20/23	Brazilian Reals	4,494,124	U.S. Dollars	870,701	SS	64,270
07/18/23	Polish Zloty	10,165,000	U.S. Dollars	2,433,405	GSC	64,071

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/20/23	Brazilian Reals	4,316,429	U.S. Dollars	837,995	BNP	$60,008
07/20/23	U.S. Dollars	3,515,611	New Zealand Dollars	5,632,069	UBS	59,521
07/20/23	U.S. Dollars	2,354,089	Swedish Kronor	24,735,420	SS	58,387
07/20/23	British Pounds	4,638,282	U.S. Dollars	5,836,046	GSC	55,509
07/20/23	U.S. Dollars	3,893,285	New Zealand Dollars	6,254,719	GSC	55,110
07/20/23	Canadian Dollars	4,408,109	U.S. Dollars	3,273,505	BNP	55,089
07/20/23	U.S. Dollars	9,394,260	Euro	8,549,857	GSC	54,595
07/20/23	Polish Zloty	3,706,189	U.S. Dollars	857,795	SS	52,688
07/20/23	Polish Zloty	3,706,086	U.S. Dollars	858,348	RBC	52,110
07/20/23	U.S. Dollars	508,105	Turkish Lira	11,970,755	RBC	50,263
07/20/23	Mexican Pesos	10,831,766	U.S. Dollars	582,762	GSC	47,391
07/20/23	U.S. Dollars	3,713,796	Czech Republic Koruna	79,959,523	BNP	47,045
07/20/23	U.S. Dollars	12,075,437	Australian Dollars	18,047,391	SC	45,395
07/20/23	Euro	5,024,482	U.S. Dollars	5,447,050	GSC	41,578
07/20/23	British Pounds	2,010,356	U.S. Dollars	2,512,045	RBC	41,514
07/20/23	British Pounds	1,949,867	U.S. Dollars	2,435,372	CITI	41,353
07/20/23	U.S. Dollars	5,319,922	Swiss Francs	4,714,779	CITI	40,493
07/20/23	Swiss Francs	6,548,432	U.S. Dollars	7,295,551	GSC	37,133
07/20/23	U.S. Dollars	950,902	Swedish Kronor	9,871,049	SC	34,767
07/20/23	Hungarian Forint	373,386,382	U.S. Dollars	1,053,065	SS	34,202
07/20/23	New Zealand Dollars	3,670,027	U.S. Dollars	2,220,763	CITI	31,329
07/20/23	U.S. Dollars	821,542	Swedish Kronor	8,533,160	UBS	29,577
07/20/23	New Zealand Dollars	3,966,006	U.S. Dollars	2,405,774	RBC	27,945
07/20/23	Canadian Dollars	2,535,232	U.S. Dollars	1,889,350	CITI	25,021
07/20/23	U.S. Dollars	5,136,703	Euro	4,680,777	RBC	23,531
07/20/23	U.S. Dollars	1,548,774	Norwegian Kroner	16,365,512	BNP	22,856
07/20/23	British Pounds	2,689,813	U.S. Dollars	3,395,395	BNP	21,211
07/20/23	Euro	5,707,963	U.S. Dollars	6,214,380	BNP	20,866
07/20/23	Brazilian Reals	1,982,750	U.S. Dollars	392,274	GSC	20,223
07/18/23	U.S. Dollars	3,265,058	Euro	2,971,422	CITI	19,495
07/20/23	U.S. Dollars	1,220,301	Swiss Francs	1,074,325	GSC	17,312
07/20/23	British Pounds	913,349	U.S. Dollars	1,143,032	SS	17,106
07/20/23	Swiss Francs	2,370,429	U.S. Dollars	2,637,413	CITI	16,903
07/20/23	Japanese Yen	660,582,120	U.S. Dollars	4,576,754	UBS	16,472
07/20/23	British Pounds	611,493	U.S. Dollars	761,318	UBS	15,402
07/20/23	U.S. Dollars	1,333,498	Australian Dollars	1,978,318	CITI	14,789
07/20/23	Euro	2,017,275	U.S. Dollars	2,189,003	CITI	14,621
07/20/23	U.S. Dollars	404,620	Thai Baht	13,800,000	UBS	14,540
07/20/23	U.S. Dollars	865,968	New Zealand Dollars	1,388,007	RBC	14,225
07/20/23	U.S. Dollars	2,854,067	Euro	2,600,000	SC	13,887
07/20/23	Swiss Francs	4,324,647	U.S. Dollars	4,828,758	BNP	13,817
07/20/23	U.S. Dollars	865,877	Swiss Francs	761,195	SS	13,520
07/20/23	U.S. Dollars	2,816,582	Canadian Dollars	3,712,213	GSC	13,465
07/20/23	U.S. Dollars	363,528	Swedish Kronor	3,774,231	GSC	13,240
07/20/23	U.S. Dollars	1,814,558	Norwegian Kroner	19,338,137	GSC	11,473
07/20/23	U.S. Dollars	428,392	Japanese Yen	60,000,000	SC	11,194
07/20/23	U.S. Dollars	975,545	Indonesian Rupiahs	14,497,578,153	CITI	11,007
07/20/23	Polish Zloty	1,711,339	U.S. Dollars	409,683	GSC	10,735
07/20/23	U.S. Dollars	760,410	Czech Republic Koruna	16,350,581	UBS	10,612
07/20/23	Swiss Francs	3,395,027	U.S. Dollars	3,791,208	SS	10,413
07/20/23	Hungarian Forint	416,684,010	U.S. Dollars	1,202,986	GSC	10,359
07/20/23	Mexican Pesos	2,140,706	U.S. Dollars	115,030	CITI	9,509
07/20/23	U.S. Dollars	602,980	Indonesian Rupiahs	8,920,774,170	SS	9,472
07/20/23	U.S. Dollars	380,593	South African Rand	7,011,349	GSC	8,880
07/20/23	U.S. Dollars	2,255,371	Norwegian Kroner	24,094,784	SC	8,777
07/20/23	New Zealand Dollars	1,225,362	U.S. Dollars	744,012	GSC	7,925
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/20/23	U.S. Dollars	2,564,417	Australian Dollars	3,836,404	RBC	$ 7,145
07/20/23	U.S. Dollars	1,228,664	British Pounds	961,676	GSC	7,141
07/20/23	Swedish Kronor	10,130,691	U.S. Dollars	933,248	BNP	6,984
07/20/23	Swiss Francs	484,962	U.S. Dollars	536,150	RBC	6,891
07/20/23	U.S. Dollars	674,064	Czech Republic Koruna	14,566,182	GSC	6,094
07/20/23	U.S. Dollars	382,201	Hungarian Forint	129,226,052	GSC	5,907
07/20/23	U.S. Dollars	1,344,108	Indonesian Rupiahs	20,117,839,109	BNP	5,648
07/20/23	Swiss Francs	1,641,958	U.S. Dollars	1,833,025	UBS	5,577
07/20/23	U.S. Dollars	233,725	South African Rand	4,308,235	SS	5,320
07/20/23	U.S. Dollars	956,088	South Korean Won	1,252,595,083	UBS	4,544
07/18/23	Japanese Yen	364,020,000	U.S. Dollars	2,525,866	GSC	4,435
07/20/23	U.S. Dollars	828,260	Swiss Francs	735,950	BNP	4,171
07/20/23	U.S. Dollars	2,257,161	Swiss Francs	2,012,146	SC	4,037
07/20/23	Hungarian Forint	36,669,187	U.S. Dollars	103,437	RBC	3,340
07/20/23	Euro	200,000	U.S. Dollars	215,383	SC	3,093
07/20/23	Euro	179,339	U.S. Dollars	192,918	RBC	2,987
07/20/23	U.S. Dollars	1,528,918	Norwegian Kroner	16,367,071	CITI	2,855
07/18/23	Indian Rupees	41,071,535	U.S. Dollars	497,674	GSC	2,528
07/20/23	Swedish Kronor	7,924,591	U.S. Dollars	733,015	SS	2,468
07/20/23	U.S. Dollars	453,880	Indonesian Rupiahs	6,786,866,408	SC	2,343
07/20/23	Canadian Dollars	173,599	U.S. Dollars	128,989	UBS	2,097
07/20/23	Australian Dollars	618,062	U.S. Dollars	410,096	GSC	1,892
07/20/23	U.S. Dollars	534,815	Australian Dollars	799,671	UBS	1,770
07/20/23	Chilean Pesos	56,271,974	U.S. Dollars	68,493	GSC	1,484
07/20/23	Hungarian Forint	15,128,338	U.S. Dollars	42,669	SC	1,384
07/20/23	U.S. Dollars	439,794	Brazilian Reals	2,107,493	GSC	1,345
07/20/23	Australian Dollars	3,690,177	U.S. Dollars	2,458,499	CITI	1,301
07/20/23	New Zealand Dollars	164,260	U.S. Dollars	100,361	UBS	436
07/20/23	South Korean Won	109,085,826	U.S. Dollars	82,576	SC	292
07/20/23	Swedish Kronor	1,446,960	U.S. Dollars	134,083	RBC	210
07/20/23	Canadian Dollars	14,676	U.S. Dollars	10,904	RBC	178
07/20/23	U.S. Dollars	7,478	South African Rand	137,759	BNP	175
07/20/23	U.S. Dollars	74,356	Czech Republic Koruna	1,620,000	QCL	12
07/20/23	U.S. Dollars	91	Chinese Yuans	624	SS	5
Subtotal Appreciation						$7,553,155
07/20/23	South African Rand	1,403	U.S. Dollars	76	RBC	$ (2)
07/20/23	U.S. Dollars	379	Brazilian Reals	1,956	SS	(28)
07/20/23	U.S. Dollars	240,631	Czech Republic Koruna	5,250,000	RBC	(122)
07/20/23	U.S. Dollars	90,507	Polish Zloty	370,000	RBC	(389)
07/20/23	Australian Dollars	477,082	U.S. Dollars	318,429	GSC	(416)
07/20/23	Australian Dollars	315,169	U.S. Dollars	210,783	UBS	(698)
09/20/23	U.S. Dollars	90,978	Euro	84,000	BOA	(1,066)
07/20/23	Euro	237,701	U.S. Dollars	260,811	RBC	(1,152)
07/20/23	U.S. Dollars	841,054	New Zealand Dollars	1,372,549	BNP	(1,203)
07/20/23	Chinese Yuans	149,671	U.S. Dollars	21,897	SS	(1,222)
07/20/23	U.S. Dollars	174,374	Australian Dollars	263,709	RBC	(1,409)
07/20/23	U.S. Dollars	139,631	New Zealand Dollars	230,000	RBC	(1,507)
07/20/23	U.S. Dollars	811,157	Australian Dollars	1,219,209	GSC	(1,544)
07/20/23	U.S. Dollars	529,249	Euro	486,923	CITI	(2,655)
07/20/23	U.S. Dollars	1,498,945	Swiss Francs	1,341,121	BNP	(2,791)
07/20/23	Czech Republic Koruna	4,935,188	U.S. Dollars	229,167	SS	(2,852)
07/20/23	U.S. Dollars	2,000,174	Japanese Yen	288,077,060	SC	(2,912)
07/20/23	Czech Republic Koruna	4,872,994	U.S. Dollars	226,627	UBS	(3,163)
07/18/23	South Korean Won	3,422,044,000	U.S. Dollars	2,602,533	GSC	(3,199)
07/20/23	U.S. Dollars	127,150	Norwegian Kroner	1,401,095	RBC	(3,488)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/20/23	U.S. Dollars	45,197	Mexican Pesos	840,000	RBC	$ (3,671)
07/20/23	U.S. Dollars	364,123	New Zealand Dollars	600,000	GSC	(4,064)
07/20/23	U.S. Dollars	397,244	Czech Republic Koruna	8,761,239	GSC	(4,526)
07/20/23	British Pounds	1,178,326	U.S. Dollars	1,501,575	GSC	(4,862)
07/20/23	U.S. Dollars	572,791	Swedish Kronor	6,228,149	BNP	(5,245)
07/20/23	South Korean Won	468,734,450	U.S. Dollars	361,672	CITI	(5,594)
07/20/23	Indonesian Rupiahs	3,945,091,314	U.S. Dollars	268,428	GSC	(5,957)
07/20/23	Swedish Kronor	8,331,363	U.S. Dollars	779,283	RBC	(6,047)
07/20/23	U.S. Dollars	1,899,953	Swiss Francs	1,702,695	CITI	(6,659)
07/20/23	U.S. Dollars	576,419	Hungarian Forint	200,275,000	SS	(6,763)
07/20/23	U.S. Dollars	1,229,119	Swiss Francs	1,103,773	SS	(6,844)
07/20/23	U.S. Dollars	817,123	Euro	755,276	UBS	(7,923)
07/20/23	U.S. Dollars	1,103,057	Canadian Dollars	1,472,107	BNP	(8,541)
07/20/23	U.S. Dollars	232,147	Brazilian Reals	1,161,875	RBC	(9,573)
07/20/23	Czech Republic Koruna	16,155,598	U.S. Dollars	750,449	GSC	(9,592)
07/20/23	U.S. Dollars	745,034	Euro	691,206	BNP	(10,023)
07/20/23	Czech Republic Koruna	18,171,017	U.S. Dollars	844,049	RBC	(10,770)
07/20/23	Indonesian Rupiahs	29,075,905,406	U.S. Dollars	1,945,671	CITI	(11,222)
07/20/23	U.S. Dollars	819,194	Norwegian Kroner	8,908,077	SS	(11,394)
07/20/23	Swiss Francs	1,071,895	U.S. Dollars	1,211,684	CITI	(11,417)
07/20/23	New Zealand Dollars	7,379,867	U.S. Dollars	4,542,517	GSC	(13,901)
07/20/23	U.S. Dollars	811,401	Norwegian Kroner	8,853,120	GSC	(14,063)
07/20/23	South African Rand	11,560,940	U.S. Dollars	628,092	SC	(15,178)
07/20/23	U.S. Dollars	190,742	Mexican Pesos	3,550,007	SS	(15,784)
07/20/23	U.S. Dollars	5,327,195	Swiss Francs	4,772,900	RBC	(17,316)
07/20/23	Czech Republic Koruna	25,099,939	U.S. Dollars	1,168,650	CITI	(17,627)
07/20/23	U.S. Dollars	1,729,686	Euro	1,600,449	RBC	(18,607)
07/20/23	U.S. Dollars	2,863,294	Canadian Dollars	3,817,372	GSC	(19,229)
07/20/23	Swedish Kronor	4,110,759	U.S. Dollars	400,998	GSC	(19,477)
07/20/23	Australian Dollars	6,866,679	U.S. Dollars	4,596,814	BNP	(19,618)
07/20/23	U.S. Dollars	7,675,297	Swiss Francs	6,872,192	SC	(19,921)
07/20/23	U.S. Dollars	5,481,597	Swiss Francs	4,913,826	GSC	(20,718)
07/20/23	U.S. Dollars	3,517,385	Euro	3,239,550	SC	(21,424)
07/20/23	U.S. Dollars	1,410,242	Canadian Dollars	1,896,875	SC	(22,102)
07/20/23	Czech Republic Koruna	37,556,090	U.S. Dollars	1,745,703	SC	(23,471)
07/20/23	Swiss Francs	4,130,633	U.S. Dollars	4,650,091	GSC	(24,767)
07/20/23	U.S. Dollars	7,659,828	Euro	7,034,951	GSC	(24,989)
07/20/23	New Zealand Dollars	2,391,785	U.S. Dollars	1,492,983	UBS	(25,277)
07/20/23	Swiss Francs	2,528,052	U.S. Dollars	2,857,019	BNP	(26,203)
07/20/23	U.S. Dollars	1,678,816	Canadian Dollars	2,258,199	RBC	(26,365)
07/20/23	U.S. Dollars	2,941,317	Australian Dollars	4,452,123	CITI	(26,382)
07/20/23	Euro	4,387,032	U.S. Dollars	4,818,893	CITI	(26,602)
07/20/23	U.S. Dollars	810,559	Hungarian Forint	287,570,038	BNP	(26,818)
07/20/23	Australian Dollars	12,950,270	U.S. Dollars	8,659,703	SS	(27,303)
07/20/23	Euro	5,601,970	U.S. Dollars	6,148,603	BNP	(29,141)
07/20/23	U.S. Dollars	728,726	Polish Zloty	3,100,000	SC	(32,838)
07/20/23	U.S. Dollars	2,027,490	Canadian Dollars	2,728,681	UBS	(32,956)
07/20/23	New Zealand Dollars	3,115,312	U.S. Dollars	1,944,703	BNP	(33,008)
07/20/23	U.S. Dollars	421,935	Mexican Pesos	7,847,629	SC	(34,612)
07/20/23	U.S. Dollars	3,590,785	Canadian Dollars	4,803,499	CITI	(36,370)
07/20/23	U.S. Dollars	2,123,235	British Pounds	1,701,687	RBC	(38,251)
07/20/23	Norwegian Kroner	20,118,117	U.S. Dollars	1,914,859	BNP	(39,049)
07/20/23	U.S. Dollars	1,198,452	Hungarian Forint	425,145,930	UBS	(39,534)
07/20/23	Australian Dollars	12,737,891	U.S. Dollars	8,530,643	CITI	(39,810)
07/20/23	U.S. Dollars	1,040,916	Polish Zloty	4,419,526	CITI	(44,810)
07/20/23	U.S. Dollars	763,013	Polish Zloty	3,292,053	GSC	(45,731)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/18/23	Australian Dollars	10,188,572	U.S. Dollars	6,842,401	CITI	$ (51,334)
07/18/23	Euro	763,699	Polish Zloty	3,620,000	GSC	(55,254)
07/20/23	Euro	5,397,666	U.S. Dollars	5,952,171	GSC	(55,886)
07/20/23	New Zealand Dollars	5,192,707	U.S. Dollars	3,243,745	CITI	(57,268)
07/18/23	U.S. Dollars	1,775,507	Hungarian Forint	629,506,000	GSC	(58,644)
07/20/23	U.S. Dollars	973,337	Polish Zloty	4,205,397	SS	(59,785)
07/20/23	U.S. Dollars	3,727,761	British Pounds	2,986,633	SC	(65,867)
07/20/23	Norwegian Kroner	39,141,957	U.S. Dollars	3,715,897	CITI	(66,307)
07/20/23	Turkish Lira	11,918,698	U.S. Dollars	526,357	SS	(70,506)
07/18/23	U.S. Dollars	3,542,321	British Pounds	2,849,273	GSC	(76,773)
07/20/23	Swedish Kronor	16,992,373	U.S. Dollars	1,654,535	BNP	(77,467)
07/20/23	New Zealand Dollars	8,381,916	U.S. Dollars	5,231,866	SS	(88,348)
07/20/23	Norwegian Kroner	28,835,517	U.S. Dollars	2,777,996	SC	(89,377)
07/20/23	U.S. Dollars	5,825,905	British Pounds	4,665,707	GSC	(100,485)
07/20/23	Norwegian Kroner	37,135,158	U.S. Dollars	3,575,484	RBC	(113,008)
07/20/23	U.S. Dollars	8,648,117	British Pounds	6,914,455	CITI	(134,639)
07/20/23	Euro	25,948,342	U.S. Dollars	28,481,445	SS	(136,079)
07/20/23	U.S. Dollars	7,450,172	British Pounds	5,984,964	BNP	(151,942)
07/20/23	U.S. Dollars	10,632,642	Canadian Dollars	14,283,533	SS	(152,951)
07/20/23	Japanese Yen	206,355,094	U.S. Dollars	1,589,014	UBS	(154,165)
07/20/23	U.S. Dollars	2,559,481	Polish Zloty	11,053,417	UBS	(155,965)
07/20/23	Swedish Kronor	50,016,453	U.S. Dollars	4,836,432	CITI	(194,390)
07/20/23	Japanese Yen	430,028,147	U.S. Dollars	3,194,575	BNP	(204,460)
07/20/23	Euro	44,160,502	U.S. Dollars	48,464,788	UBS	(224,882)
07/20/23	U.S. Dollars	3,079,161	Mexican Pesos	57,280,243	UBS	(253,195)
07/18/23	U.S. Dollars	4,465,809	Polish Zloty	19,214,000	GSC	(254,949)
07/20/23	U.S. Dollars	4,095,518	Mexican Pesos	75,003,935	GSC	(267,938)
07/18/23	U.S. Dollars	4,012,568	Mexican Pesos	74,378,570	GSC	(316,329)
07/20/23	Japanese Yen	1,226,265,339	U.S. Dollars	8,859,012	GSC	(332,421)
07/20/23	U.S. Dollars	17,124,611	British Pounds	13,745,416	SS	(334,846)
07/20/23	Japanese Yen	598,300,855	U.S. Dollars	4,608,731	RBC	(448,566)
07/20/23	Japanese Yen	804,159,679	U.S. Dollars	6,077,975	CITI	(486,412)
07/20/23	Japanese Yen	918,197,824	U.S. Dollars	7,071,541	SC	(687,036)
07/20/23	Euro	144,851,986	U.S. Dollars	159,008,928	SC	(775,984)
07/18/23	Japanese Yen	5,353,438,465	U.S. Dollars	41,405,108	GSC	(4,193,389)
Subtotal Depreciation						$(12,088,604)
Total Forward Foreign Currency Contracts outstanding at June 30, 2023						$ (4,535,449)
Swap Agreements outstanding at June 30, 2023:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.EM.38 Index (Pay Quarterly)	(1.00)%	12/20/2027	USD	13,587,000	$ 556,986	$1,315,901	$ (758,915)
Markit CDX.NA.IG.38 Index (Pay Quarterly)	(5.00)%	12/20/2027	EUR	10,019,000	(549,466)	(227,564)	(321,902)
					$ 7,520	$1,088,337	$(1,080,817)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
3-Month KWCDC (Quarterly)	2.36% (Quarterly)	2/11/2032	KRW	604,702,000	$ (37,735)	$ —	$ (37,735)
3-Month KWCDC (Quarterly)	2.37% (Quarterly)	2/18/2032	KRW	1,195,630,000	(74,244)	—	(74,244)
3-Month KWCDC (Quarterly)	2.88% (Quarterly)	8/11/2032	KRW	2,048,372,000	(68,413)	—	(68,413)
					$(180,392)	$ —	$(180,392)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 8,414,159	$ —	$ 8,414,159	$ —
Common Stocks	236,295	236,295	—	—
Corporate Bonds	108,222,705	—	108,222,705	—
Foreign Bonds:
Brazil	6,346,613	—	1,128,888	5,217,725
Other ^^	248,562,662	—	248,562,662	—
Total Foreign Bonds	254,909,275	—	249,691,550	5,217,725
Foreign Common Stocks	75,501	75,501	—	—
Foreign Preferred Stock	52,544	52,544	—	—
Loan Agreements	9,198,793	—	9,198,793	—
Money Market Funds	68,740,427	68,740,427	—	—
Mortgage-Backed Securities	48,412,512	—	48,412,512	—
Mutual Funds	1,380,240	1,380,240	—	—
Preferred Stocks	662,996	662,996	—	—
Purchased Option:
Call Option	753	753	—	—
U.S. Treasury Obligations	88,879,769	—	88,879,769	—
Total Assets - Investments in Securities	$589,185,969	$71,148,756	$512,819,488	$5,217,725
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 7,553,155	$ —	$ 7,553,155	$ —
Futures Contracts	285,941	285,941	—	—
Total Assets - Other Financial Instruments	$ 7,839,096	$ 285,941	$ 7,553,155	$ —
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$(12,088,604)	$ —	$(12,088,604)	$ —
Futures Contracts	(1,847,727)	(1,847,727)	—	—
Swap Agreements	(1,261,209)	—	(1,261,209)	—
Total Liabilities - Other Financial Instruments	$(15,197,540)	$(1,847,727)	$(13,349,813)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the period ended June 30, 2023.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2023.

See Notes to Financial Statements.

IMPACT BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 1.4%
United States International Development Finance Corporation
1.44%, 04/15/28	$ 500,000	$436,616
1.65%, 04/15/28	500,000	440,400
Total Agency Obligations (Cost $896,169)		877,016
ASSET-BACKED SECURITIES — 14.8%
Dext ABS LLC, Series 2020-1, Class B
1.92%, 11/15/27 144A	485,000	476,516
Dext ABS LLC, Series 2021-1, Class D
2.81%, 03/15/29 144A	450,000	386,466
Dext ABS LLC, Series 2023-1, Class C
7.13%, 09/15/32 144A	535,000	525,971
Dext ABS LLC, Series 2023-1, Class D
8.82%, 03/15/33 144A	370,000	364,146
GoodLeap Sustainable Home Solutions Trust, Series 2022-1GS, Class B
2.94%, 01/20/49 144A	450,550	341,266
Hertz Vehicle Financing III LLC, Series 2023-1A, Class A
5.49%, 06/25/27 144A	1,000,000	987,554
Loanpal Solar Loan, Ltd., Series 2021-2GS, Class A
2.22%, 03/20/48 144A	420,060	305,542
Luminace ABS-2022 Issuer LLC, Series 2022-1, Class B
5.91%, 07/30/62 144A	779,655	725,616
Mosaic Solar Loan Trust, Series 2023-2A, Class A
5.36%, 09/22/53 144A	287,692	276,341
Sunnova Helios II Issuer LLC, Series 2019-AA, Class A
3.75%, 06/20/46 144A	479,865	425,791
Sunnova Helios II Issuer LLC, Series 2021-B, Class A
1.62%, 07/20/48 144A	295,393	241,304
Sunnova Helios V Issuer LLC, Series 2021-A, Class A
1.80%, 02/20/48 144A	329,356	276,007
Sunnova Helios VII Issuer LLC, Series 2021-C, Class A
2.03%, 10/20/48 144A	442,071	366,710
Sunnova Helios XI Issuer LLC, Series 2023-A, Class B
5.60%, 05/20/50 144A	522,749	491,534
Sunnova Sol IV Issuer LLC, Series 2022-A, Class C
3.53%, 02/22/49 144A	409,937	309,434
Sunrun Iris Issuer LLC, Series 2023-1A, Class A
5.75%, 01/30/59 144A	200,000	191,949
	Par	Value
Tesla Auto Lease Trust, Series 2021-A, Class A3
0.56%, 03/20/25 144A	$ 142,180	$ 141,038
Tesla Auto Lease Trust, Series 2021-A, Class B
1.02%, 03/20/25 144A	200,000	196,017
Tesla Auto Lease Trust, Series 2021-A, Class D
1.34%, 03/20/25 144A	890,000	864,740
Tesla Auto Lease Trust, Series 2021-B, Class C
1.12%, 09/22/25 144A	800,000	755,891
Tesla Auto Lease Trust, Series 2021-B, Class D
1.32%, 09/22/25 144A	500,000	471,192
Total Asset-Backed Securities (Cost $9,265,880)		9,121,025
CORPORATE BONDS — 21.2%
Agilent Technologies, Inc.
2.30%, 03/12/31	1,000,000	818,969
American Water Capital Corporation
4.45%, 06/01/32	850,000	823,704
Amgen, Inc.
5.25%, 03/02/33	835,000	836,464
4.20%, 02/22/52	500,000	414,254
Avangrid, Inc.
3.15%, 12/01/24	850,000	815,720
3.80%, 06/01/29	250,000	228,075
Baxalta, Inc.
4.00%, 06/23/25	500,000	485,320
Becton, Dickinson and Co.
4.69%, 02/13/28	1,100,000	1,085,685
4.67%, 06/06/47	500,000	459,924
BlueHub Loan Fund, Inc.
3.10%, 01/01/30	625,000	531,434
Bridge Housing Corporation
3.25%, 07/15/30	300,000	263,156
DH Europe Finance II S.a.r.l.
2.60%, 11/15/29	300,000	264,215
Essential Utilities, Inc.
5.30%, 05/01/52	500,000	472,109
Gilead Sciences, Inc.
3.65%, 03/01/26	392,000	377,245
5.65%, 12/01/41	238,000	250,530
Haleon U.S. Capital LLC
3.63%, 03/24/32	538,000	482,531
Low Income Investment Fund
3.39%, 07/01/26	600,000	563,961
Mary Free Bed Rehabilitation Hospital
3.79%, 04/01/51	300,000	221,819
National Community Renaissance of California
3.27%, 12/01/32	600,000	500,186
NextEra Energy Capital Holdings, Inc.
3.55%, 05/01/27	500,000	471,385

See Notes to Financial Statements.

IMPACT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.44%, 01/15/32	$ 580,000	$ 470,770
Preservation Of Affordable Housing, Inc.
4.48%, 12/01/32	470,000	448,356
Providence College
3.19%, 11/01/50	600,000	401,445
Reinvestment Fund, Inc. (The)
3.93%, 02/15/28	500,000	460,710
UnitedHealth Group, Inc.
5.05%, 04/15/53	600,000	596,824
Verizon Communications, Inc.
3.88%, 02/08/29	300,000	281,523
Total Corporate Bonds (Cost $13,290,377)		13,026,314
FOREIGN BONDS — 2.0%
United Kingdom — 2.0%
Reckitt Benckiser Treasury Services PLC
3.00%, 06/26/27 144A	650,000	608,597
Vodafone Group PLC
4.38%, 02/19/43	700,000	588,339
Total Foreign Bonds (Cost $1,205,416)		1,196,936
LOAN AGREEMENTS — 0.1%
Ciello Supermarket, Inc. STRIP, SBA Loan
0.23%, 09/15/31 IO †††	1,669,244	6,948
Georgia Act and Healthcare Services, Inc. STRIP, SBA Loan
1.28%, 03/15/46 IO †††	277,786	10,686
Ideal Therapy Rehabilitative Services II LLC STRIP, SBA Loan
0.48%, 01/15/46 IO †††	474,334	6,843
JILS Corporation STRIP, SBA Loan
1.23%, 08/15/31 IO †††	312,291	7,211
MBT Industries LLC STRIP, SBA Loan
0.53%, 08/15/31 IO †††	459,344	4,406
MCJT Phamaceutical Care, Inc. STRIP, SBA Loan
1.28%, 08/15/46 IO †††	354,219	13,626
N&K Market, Inc. STRIP, SBA Loan
0.73%, 02/15/31 IO †††	262,658	4,115
Southwest Technologies, Inc. STRIP, SBA Loan
1.23%, 06/15/31 IO †††	386,150	8,917
Total Loan Agreements (Cost $65,217)		62,752
MORTGAGE-BACKED SECURITIES — 33.7%
BX Commercial Mortgage Trust, Series 2022-AHP, Class C
(Floating, CME Term SOFR 1M + 2.09%, 2.09% Floor), 7.24%, 01/17/39 144A †	685,000	661,022
Federal Home Loan Mortgage Corporation
2.00%, 02/01/51	347,740	285,894
	Par	Value
2.00%, 03/01/51	$ 737,589	$ 605,492
3.00%, 02/01/52	665,421	587,150
3.50%, 03/01/52	1,449,672	1,323,148
4.00%, 06/01/52	513,528	482,461
4.50%, 07/01/52	601,305	578,580
Federal National Mortgage Association
3.15%, 11/01/27	247,658	232,983
1.59%, 03/01/31	500,000	401,241
1.61%, 03/01/31	476,533	392,418
1.62%, 03/01/31	500,000	389,693
2.03%, 04/01/31	250,000	208,198
2.59%, 03/01/32	538,246	463,368
1.65%, 03/01/33	500,000	396,287
2.01%, 03/01/33	100,000	81,505
2.00%, 03/01/51	1,920,153	1,576,129
3.00%, 02/01/52	2,053,471	1,811,218
3.50%, 03/01/52	1,452,087	1,325,544
3.50%, 04/01/52	728,178	664,530
4.00%, 06/01/52	1,407,343	1,322,261
4.50%, 07/01/52	682,665	656,849
5.00%, 09/01/52	487,056	478,032
5.50%, 10/01/52	540,161	539,788
6.00%, 11/01/52	243,195	245,876
6.50%, 11/01/52	198,638	203,173
6.50%, 12/01/52	243,527	249,075
FRESB Mortgage Trust, Series 2021-SB87, Class A5H
0.78%, 04/25/41	445,881	399,760
Small Business Administration
(Floating, Prime Rate U.S. + 1.07%), 9.07%, 06/25/30†	48,027	51,658
(Floating, Prime Rate U.S. + 0.91%), 8.91%, 12/25/30†	124,628	136,376
(Floating, Prime Rate U.S. + 2.33%), 10.33%, 01/25/31†	97,703	106,342
(Floating, Prime Rate U.S. + 1.03%), 9.03%, 02/25/31†	162,106	177,661
(Floating, Prime Rate U.S. + 0.33%), 8.33%, 07/25/31†	278,129	297,804
(Floating, Prime Rate U.S. + 0.84%), 8.84%, 08/25/31†	216,054	238,353
(Floating, Prime Rate U.S. + 0.64%), 8.64%, 07/25/32†	123,507	133,268
(Floating, Prime Rate U.S. - 0.35%), 7.65%, 12/25/45†	172,456	188,965
(Floating, Prime Rate U.S. + 0.54%), 8.54%, 12/25/45†	193,190	211,234
(Floating, Prime Rate U.S. + 0.12%), 8.12%, 01/25/46†	149,862	162,303
(Floating, Prime Rate U.S. + 0.33%), 8.33%, 04/25/46†	208,720	224,184
(Floating, Prime Rate U.S. + 0.38%), 8.38%, 08/25/46†	466,077	513,928
Uniform Mortgage Backed Securities
2.50%, 07/01/52 TBA	2,000,000	1,696,250
Total Mortgage-Backed Securities (Cost $21,249,666)		20,700,001

See Notes to Financial Statements.

	Par	Value
MUNICIPAL BONDS — 15.3%
Arlington Higher Education Finance Corporation, Revenue Bond (PSF-Gtd.)
0.50%, 08/15/23	$175,000	$173,963
California Municipal Finance Authority, Revenue Bond
4.57%, 10/01/52	500,000	439,735
California State Health Facilities Financing Authority, Revenue Bond
1.98%, 06/01/30	600,000	497,515
Carroll County Water Authority, Revenue Bond, Series B
1.96%, 07/01/29	150,000	128,200
City & County of San Francisco, General Obligation, Series A
1.78%, 06/15/29	600,000	500,728
City of Deltona Utility System, Revenue Bond (BAM Insured)
1.54%, 10/01/29	250,000	203,446
City of Phoenix Civic Improvement Corporation, Junior Lien Revenue Bond, Series C
1.84%, 07/01/29	640,000	546,920
Connecticut Green Bank, Revenue Bond
2.15%, 11/15/29	207,000	176,223
Connecticut Housing Finance Authority, Revenue Bond, Series 29
1.20%, 06/15/25	400,000	366,793
District of Columbia Housing Finance Agency, Revenue Bond, Series A-2 (FHA Insured)
1.90%, 03/01/29	140,000	117,854
2.05%, 03/01/30	420,000	348,311
Lancaster Power Authority, Revenue Bond (AGM Insured)
2.56%, 11/01/33	275,000	220,957
2.68%, 11/01/34	275,000	219,255
Metropolitan Water District of Salt Lake & Sandy, Revenue Bond, Series B
1.52%, 07/01/28	200,000	172,506
Monterey Regional Waste Management Authority, Revenue Bond
2.31%, 04/01/32	700,000	581,346
Narragansett Bay Commission, Revenue Bond
2.09%, 09/01/30	500,000	421,653
New York City Housing Development Corporation, Revenue Bond, Series B
0.82%, 05/01/25	150,000	137,172
0.92%, 11/01/25	200,000	179,953
1.02%, 05/01/26	250,000	220,567
New York State Housing Finance Agency, Revenue Bond (SonyMA Insured)
1.13%, 11/01/25	165,000	149,544
	Par	Value
Newark Higher Education Finance Corporation, Revenue Bond, Series A
4.62%, 04/01/50	$ 600,000	$ 498,072
North Carolina Capital Facilities Finance Agency, Revenue Bond, Series B
1.05%, 10/01/23	150,000	148,078
1.43%, 10/01/24	100,000	94,485
Philadelphia Authority for Industrial Development, Revenue Bond, Holy Family University Project
4.30%, 09/01/24	200,000	195,967
Redevelopment Authority of the City of Philadelphia, Revenue Bond, Series A
1.93%, 09/01/27	500,000	440,091
Rowland Water District, Revenue Bond, Series A
2.56%, 12/01/36	590,000	452,959
San Antonio Education Facilities Corporation, Revenue Bond
1.74%, 04/01/25	250,000	230,811
San Diego Public Facilities Financing Authority, Revenue Bond, Series B
2.13%, 08/01/29	290,000	252,762
Santa Clara Valley Water District COPS
1.78%, 06/01/31	440,000	356,576
Somerset County Improvement Authority, Revenue Bond (County Gtd.)
0.97%, 04/15/25	530,000	490,260
Tift County Hospital Authority, Revenue Bond (County Gtd.)
1.05%, 12/01/25	325,000	294,551
United Independent School District, General Obligation (PSF-Gtd.)
5.00%, 08/15/25	160,000	159,436
Total Municipal Bonds (Cost $9,625,098)		9,416,689
PRIVATE INVESTMENT — 1.6%
Calvert Impact Capital, Inc. 2.50%, 01/30/26	1,000,000	1,000,000
FBC ROGERS 6.00% 5/15/50 0.00%, 05/16/50++ †††	—	—
Total Private Investment (Cost $1,000,000)		1,000,000
U.S. TREASURY OBLIGATIONS — 7.6%
U.S. Treasury Bonds
4.00%, 11/15/42	1,500,000	1,491,094
4.00%, 11/15/52	1,700,000	1,746,750
		3,237,844
U.S. Treasury Note
4.13%, 11/15/32	1,400,000	1,430,844
Total U.S. Treasury Obligations (Cost $4,823,209)		4,668,688

See Notes to Financial Statements.

IMPACT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
MONEY MARKET FUNDS — 4.4%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø ∞	1,747,931	$ 1,747,931
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%	934,474	934,474
Total Money Market Funds (Cost $2,682,405)		2,682,405
TOTAL INVESTMENTS —102.1% (Cost $64,103,437)		62,751,826
Liabilities in Excess of Other Assets — (2.1)%		(1,307,390)
NET ASSETS — 100.0%		$61,444,436
PORTFOLIO SUMMARY (based on net assets)
%
Mortgage-Backed Securities	33.7
Corporate Bonds	21.2
Municipal Bonds	15.3
Asset-Backed Securities	14.8
U.S. Treasury Obligations	7.6
Money Market Funds	4.4
Foreign Bonds	2.0
Private Investment	1.6
Agency Obligations	1.4
Loan Agreements	0.1
102.1

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 877,016	$ —	$ 877,016	$ —
Asset-Backed Securities	9,121,025	—	9,121,025	—
Corporate Bonds	13,026,314	—	13,026,314	—
Foreign Bonds	1,196,936	—	1,196,936	—
Loan Agreements	62,752	—	—	62,752
Money Market Funds	2,682,405	2,682,405	—	—
Mortgage-Backed Securities	20,700,001	—	20,700,001	—
Municipal Bonds	9,416,689	—	9,416,689	—
Private Investment	1,000,000	—	1,000,000	—**
U.S. Treasury Obligations	4,668,688	—	4,668,688	—
Total Assets - Investments in Securities	$62,751,826	$2,682,405	$60,006,669	$62,752

**	Level 3 security has zero value.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2023.

See Notes to Financial Statements.

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2023 (Unaudited)
	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 684,839,467	$1,159,300,301
Investments in repurchase agreements, at value	925,000,000	4,200,000
Investments in securities of affiliated issuers, at value	—	21,098,465
Total investments, at value(1), (2)	1,609,839,467	1,184,598,766
Cash	10,086,023	—
Cash collateral for derivatives	—	1,433,197
Deposits with broker for futures contracts	—	2,153,499
Foreign currency(3)	—	451,089
Upfront premiums paid from swap agreements	—	—
Receivables:
Dividends	—	115,830
Reclaims	—	1,039
Interest	3,117,691	7,905,822
Securities lending	—	10,822
Investment securities sold	—	40,389,356
Fund shares sold	14,380,166	197,854
Variation margin on futures contracts	—	—
Unrealized appreciation on foreign currency exchange contracts	—	49,804
Unrealized appreciation on swap agreements	—	23,612
Prepaid expenses and other assets	83,042	40,204
Total Assets	1,637,506,389	1,237,370,894
Liabilities
Cash Overdraft	—	—
TBA sale commitments, at value(4)	—	—
Options written, at value(5)	—	—
Upfront premiums received from swap agreements	—	409,851
Unrealized depreciation on foreign currency exchange contracts	—	528,401
Collateral held for securities on loan, at value	—	9,655,607
Collateral from counterparty	—	298,040
Payables:
Investment securities purchased	9,164,913	88,691,968
Fund shares redeemed	23,737,127	838,727
Variation margin on centrally cleared swaps	—	—
Variation margin on futures contracts	—	163,897
Distributions	2,431,235	—
Accrued expenses:
Investment advisory fees	143,355	261,348
Shareholder servicing fees	110,737	44,702
Trustee fees	6,466	2,708
Other expenses	84,635	102,303
Total Liabilities	35,678,468	100,997,552
Commitments and contingencies	—	—
Net Assets	$1,601,827,921	$1,136,373,342
Net Assets Consist of:
Paid-in-capital	$1,601,811,911	$1,207,049,570
Distributable earnings (loss)	16,010	(70,676,228)
Net Assets	$1,601,827,921	$1,136,373,342
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$1,064,485,566	$ 918,642,920
Institutional shares outstanding	1,064,440,804	72,742,498
Net asset value, offering and redemption price per Institutional share	$ 1.00	$ 12.63
Net assets applicable to the Investor Class	$ 537,342,355	$ 217,730,422
Investor shares outstanding	537,281,307	17,234,608
Net asset value, offering and redemption price per Investor share	$ 1.00	$ 12.63

(1)Investments in securities of unaffiliated issuers, at cost	$ 684,839,467	$1,189,373,611
Investments in repurchase agreements, at cost	925,000,000	4,200,000
Investments in securities of affiliated issuers, at cost	—	21,098,465
Total investments, at cost	$1,609,839,467	$1,214,672,076
(2)Includes securities loaned of:	$ —	$ 106,334,582
(3)Foreign currency, at cost	$ —	$ 452,713
(4)TBA sale commitments, at cost	$ —	$ —
(5)Premiums received on options written	$ —	$ —
(6)The closing of the commitment was held on May 31, 2023. The uncalled capital commitment at June 30, 2023 was $1,200,000.

See Notes to Financial Statements.

Medium-Duration Bond Fund	Global Bond Fund	Impact Bond Fund

$2,210,287,780	$548,925,478	$61,003,895
238,100,000	—	—
54,511,843	40,260,491	1,747,931
2,502,899,623	589,185,969	62,751,826
—	—	—
23,085,902	1,394,504	—
2,971,769	1,866,037	—
3,198,391	5,112,414	—
7,069,796	1,315,901	—

238,877	158,053	10,924
247,967	52,209	—
13,315,912	5,089,068	347,340
25,512	10,393	141
262,438,686	1,415,961	3,006,203
649,046	343,720	100
32,187	60,867	—
3,978,634	7,553,155	—
—	—	—
66,476	31,218	66,907
2,820,218,778	613,589,469	66,183,441

1,710,870	—	—
39,649,027	—	—
2,041,377	—	—
5,850,806	227,564	—
2,728,137	12,088,604	—
28,258,812	23,771,502	—
13,153,504	2,992,943	—

616,479,636	5,853,000	4,711,991
3,445,719	309,233	31
2,501	9,751	—
—	—	—
14,039	—	—

569,188	217,702	2,467
76,198	21,714	2,014
3,290	1,522	82
193,116	77,273	22,420
714,176,220	45,570,808	4,739,005
—	—	— (6)
$2,106,042,558	$568,018,661	$61,444,436

$2,471,641,514	$664,635,585	$62,696,202
(365,598,956)	(96,616,924)	(1,251,766)
$2,106,042,558	$568,018,661	$61,444,436

$1,735,554,298	$461,814,353	$51,677,796
137,218,533	54,894,397	5,277,856
$ 12.65	$ 8.41	$ 9.79
$ 370,488,260	$106,204,308	$ 9,766,640
29,287,725	12,687,340	997,557
$ 12.65	$ 8.37	$ 9.79

$2,396,739,892	$613,491,583	$62,355,506
238,100,000	—	—
54,511,843	40,260,491	1,747,931
$2,689,351,735	$653,752,074	$64,103,437
$ 89,660,524	$ 40,473,772	$ —
$ 3,273,137	$ 5,126,437	$ —
$ 39,831,457	$ —	$ —
$ 1,223,577	$ —	$ —

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2023 (Unaudited)
	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$ —	$ 22,370
Income distributions received from affiliated funds	—	732,860
Interest	36,672,632	21,351,450
Securities lending, net	—	93,965
Less foreign taxes withheld	—	(16,148)
Total Investment Income	36,672,632	22,184,497
Expenses
Investment advisory fees	853,316	1,549,464
Transfer agent fees:
Institutional shares	2,343	2,647
Investor shares	22,136	9,806
Custodian fees	8,358	66,079
Shareholder servicing fees:
Investor shares	652,179	266,405
Accounting and administration fees	110,288	78,037
Professional fees	51,313	70,518
Blue sky fees:
Institutional shares	27,660	9,228
Investor shares	13,935	10,598
Trustees expenses	7,880	3,072
Line of credit facility fees	3,215	2,100
Other expenses	48,396	27,035
Total Expenses	1,801,019	2,094,989
Expenses waived/reimbursed(2)	—	—
Net Expenses	1,801,019	2,094,989
Net Investment Income	34,871,613	20,089,508
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	11,397	(9,543,201)
TBA sale commitments	—	—
Futures transactions	—	(990,054)
Swap agreements	—	(2,564,762)
Option contracts written	—	—
Option contracts purchased	—	—
Forward foreign currency contracts	—	(928,687)
Foreign currency	—	(470,726)
Net realized gain (loss)	11,397	(14,497,430)
Net change in unrealized appreciation (depreciation) on:
Investment securities	—	8,648,850
TBA sale commitments	—	(7,930)
Futures	—	(3,645,289)
Swap agreements	—	2,014,325
Option contracts written	—	—
Option contracts purchased	—	—
Forward foreign currency contracts	—	729,225
Foreign currency	—	19,999
Net change in unrealized appreciation (depreciation)	—	7,759,180
Net Realized and Unrealized Gain (Loss)	11,397	(6,738,250)
Net Increase (Decrease) in Net Assets Resulting from Operations	$34,883,010	$ 13,351,258

(2)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Medium-Duration Bond Fund	Global Bond Fund	Impact Bond Fund(1)

$ 115,900	$ 66,066	$ 766
1,420,410	783,494	92,687
41,139,065	10,929,718	1,138,074
159,528	74,377	215
148,071	(58,605)	—
42,982,974	11,795,050	1,231,742

3,355,609	1,282,605	97,611

2,695	2,441	685
23,240	13,339	2,986
211,637	94,089	5,625

446,062	126,434	10,361
150,171	37,089	8,057
62,939	70,370	59,894

—	8,227	10,347
—	8,599	10,361
3,715	1,753	82
4,039	1,073	121
73,689	37,907	14,196
4,333,796	1,683,926	220,326
—	—	(78,931)
4,333,796	1,683,926	141,395
38,649,178	10,111,124	1,090,347

(26,694,710)	(10,867,088)	(91,991)
(519,651)	—	—
908,664	(1,734,397)	—
2,552,963	(396,437)	—
1,831,322	—	—
(2,856,277)	(48,271)	—
494,294	(4,517,533)	—
(27,435)	211,960	—
(24,310,830)	(17,351,766)	(91,991)

41,767,815	18,778,600	(1,351,611)
(532,805)	—	—
(4,079,116)	(323,523)	—
(2,961,685)	(542,675)	—
(702,904)	—	—
269,089	32,225	—
1,865,821	(2,244,751)	—
(108,118)	(97,424)	—
35,518,097	15,602,452	(1,351,611)
11,207,267	(1,749,314)	(1,443,602)
$ 49,856,445	$ 8,361,810	$ (353,255)

(1)	For the period January 27, 2023 (commencement of operations) through June 30, 2023.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Money Market Fund
	For the Six Months Ended	For the Year Ended
	06/30/23	12/31/22
	(Unaudited)
Operations:
Net investment income	$ 34,871,613	$ 23,559,141
Net realized gain on investment securities, foreign currency and derivatives	11,397	29,636
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—
Net increase in net assets resulting from operations	34,883,010	23,588,777
Distributions to Shareholders:
Distributions paid
Institutional shares	(23,581,352)	(17,026,225)
Investor shares	(11,290,261)	(6,565,132)
Return of capital
Institutional shares	—	—
Investor shares	—	—
Total distributions	(34,871,613)	(23,591,357)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	2,965,017,062	6,874,995,603
Investor shares	92,812,441	464,431,470
Reinvestment of dividends and distributions
Institutional shares	8,305,493	4,659,638
Investor shares	11,379,976	6,450,251
Total proceeds from shares sold and reinvested	3,077,514,972	7,350,536,962
Value of shares redeemed
Institutional shares	(2,958,448,306)	(6,984,269,683)
Investor shares	(84,592,676)	(402,783,948)
Total value of shares redeemed	(3,043,040,982)	(7,387,053,631)
Net increase (decrease) from capital share transactions(1)	34,473,990	(36,516,669)
Total increase (decrease) in net assets	34,485,387	(36,519,249)
Net Assets:
Beginning of Period	1,567,342,534	1,603,861,783
End of Period	$ 1,601,827,921	$ 1,567,342,534

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/23	12/31/22	06/30/23	12/31/22
(Unaudited)		(Unaudited)

$ 20,089,508	$ 17,715,749	$ 38,649,178	$ 53,833,894
(14,497,430)	(25,896,741)	(24,310,830)	(151,055,541)
7,759,180	(37,690,801)	35,518,097	(249,811,226)
13,351,258	(45,871,793)	49,856,445	(347,032,873)

(10,370,517)	(15,626,094)	(28,934,143)	(37,521,331)
(2,218,644)	(3,878,106)	(5,707,381)	(6,572,146)

—	—	—	—
—	—	—	—
(12,589,161)	(19,504,200)	(34,641,524)	(44,093,477)

197,646,165	231,724,581	169,949,029	360,156,796
41,315,703	98,385,818	63,341,166	104,393,941

10,365,451	15,177,576	28,657,564	37,198,933
2,210,692	3,842,898	5,525,710	6,308,115
251,538,011	349,130,873	267,473,469	508,057,785

(68,596,987)	(252,952,555)	(148,146,659)	(351,920,454)
(32,786,223)	(118,245,155)	(38,762,940)	(163,714,524)
(101,383,210)	(371,197,710)	(186,909,599)	(515,634,978)
150,154,801	(22,066,837)	80,563,870	(7,577,193)
150,916,898	(87,442,830)	95,778,791	(398,703,543)

985,456,444	1,072,899,274	2,010,263,767	2,408,967,310
$1,136,373,342	$ 985,456,444	$2,106,042,558	$2,010,263,767
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Bond Fund		Impact Bond Fund
	For the Six Months Ended	For the Year Ended	For the Period Ended
	06/30/23	12/31/22	06/30/23 (2)
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 10,111,124	$ 16,403,985	$ 1,090,347
Net realized loss on investment securities, foreign currency and derivatives	(17,351,766)	(16,576,368)	(91,991)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	15,602,452	(83,356,007)	(1,351,611)
Net increase (decrease) in net assets resulting from operations	8,361,810	(83,528,390)	(353,255)
Distributions to Shareholders:
Distributions paid
Institutional shares	(3,557,250)	(5,395,149)	(762,909)
Investor shares	(685,097)	(1,012,319)	(135,602)
Return of capital
Institutional shares	—	(525,427)	—
Investor shares	—	(119,981)	—
Total distributions	(4,242,347)	(7,052,876)	(898,511)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	42,042,927	67,742,082	54,908,880
Investor shares	15,550,878	20,775,064	10,397,942
Reinvestment of dividends and distributions
Institutional shares	3,553,990	5,915,236	762,909
Investor shares	673,272	1,116,198	135,602
Total proceeds from shares sold and reinvested	61,821,067	95,548,580	66,205,333
Value of shares redeemed
Institutional shares	(21,070,799)	(68,473,196)	(2,943,190)
Investor shares	(8,878,434)	(27,460,526)	(565,941)
Total value of shares redeemed	(29,949,233)	(95,933,722)	(3,509,131)
Net increase (decrease) from capital share transactions(1)	31,871,834	(385,142)	62,696,202
Total increase (decrease) in net assets	35,991,297	(90,966,408)	61,444,436
Net Assets:
Beginning of Period	532,027,364	622,993,772	—
End of Period	$568,018,661	$532,027,364	$61,444,436

(1)	See Note 6 in Notes to Financial Statements.
(2)	For the period January 27, 2023 (commencement of operations) through June 30, 2023.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2023(1)	$ 1.00	$0.02	$ —†	$ 0.02	$(0.02)	$ —	$(0.02)	$ 1.00	2.30%	$1,064,486	0.14%	0.14%	4.58%	N/A
2022	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	1.50	1,049,604	0.13	0.14	1.49	N/A
2021	1.00	—	—†	—†	—	—	—	1.00	—	1,154,219	0.07	0.14	—	N/A
2020	1.00	—†	—†	—†	—†	—	—†	1.00	0.43	1,168,144	0.14	0.15	0.39	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	2.13	904,202	0.14	0.14	2.10	N/A
2018	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.74	841,532	0.15	0.15	1.74	N/A
Investor Class
2023(1)	$ 1.00	$0.02	$ —†	$ 0.02	$(0.02)	$ —	$(0.02)	$ 1.00	2.16%	$ 537,342	0.41%	0.41%	4.33%	N/A
2022	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	1.29	517,739	0.34	0.41	1.31	N/A
2021	1.00	—	—†	—†	—	—	—	1.00	—	449,643	0.08	0.41	—	N/A
2020	1.00	—†	—†	—†	—†	—	—†	1.00	0.28	475,081	0.29	0.42	0.25	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.85	391,966	0.42	0.42	1.83	N/A
2018	1.00	0.01	—†	0.01	(0.01)	—	(0.01)	1.00	1.48	408,231	0.40	0.40	1.47	N/A

Low-Duration Bond Fund
Institutional Class
2023(1)	$12.61	$0.23	$(0.07)	$ 0.16	$(0.14)	$ —	$(0.14)	$12.63	1.31%	$ 918,643	0.33%	0.33%	3.71%	88%
2022	13.42	0.23	(0.78)	(0.55)	(0.26)	—	(0.26)	12.61	(4.13)	778,792	0.34	0.34	1.79	233
2021	13.62	0.12	(0.17)	(0.05)	(0.14)	(0.01)	(0.15)	13.42	(0.40)	835,297	0.34	0.34	0.85	304
2020	13.40	0.19	0.26	0.45	(0.23)	—	(0.23)	13.62	3.42	822,079	0.35	0.35	1.44	220
2019	13.21	0.32	0.20	0.52	(0.33)	—	(0.33)	13.40	3.99	761,737	0.35	0.35	2.39	525
2018	13.35	0.30	(0.12)	0.18	(0.32)	—	(0.32)	13.21	1.36	602,968	0.35	0.35	2.30	513
Investor Class
2023(1)	$12.61	$0.22	$(0.07)	$ 0.15	$(0.13)	$ —	$(0.13)	$12.63	1.18%	$ 217,730	0.60%	0.60%	3.44%	88%
2022	13.43	0.19	(0.78)	(0.59)	(0.23)	—	(0.23)	12.61	(4.43)	206,664	0.61	0.61	1.48	233
2021	13.62	0.08	(0.17)	(0.09)	(0.09)	(0.01)	(0.10)	13.43	(0.65)	237,602	0.61	0.61	0.58	304
2020	13.40	0.16	0.26	0.42	(0.20)	—	(0.20)	13.62	3.16	240,682	0.62	0.62	1.17	220
2019	13.21	0.29	0.20	0.49	(0.30)	—	(0.30)	13.40	3.71	232,967	0.62	0.62	2.16	525
2018	13.35	0.27	(0.13)	0.14	(0.28)	—	(0.28)	13.21	1.10	305,475	0.61	0.61	2.03	513

Medium-Duration Bond Fund
Institutional Class
2023(1)	$12.55	$0.24	$ 0.08	$ 0.32	$(0.22)	$ —	$(0.22)	$12.65	2.53%	$1,735,555	0.38%	0.38%	3.85%	189%
2022	15.04	0.35	(2.55)	(2.20)	(0.29)	—	(0.29)	12.55	(14.68)	1,672,089	0.38	0.38	2.63	366
2021	15.65	0.24	(0.56)	(0.32)	(0.27)	(0.02)	(0.29)	15.04	(2.01)	1,950,666	0.36	0.36	1.60	347
2020	15.05	0.33	1.03	1.36	(0.37)	(0.39)	(0.76)	15.65	9.13	1,694,858	0.38	0.38	2.12	444
2019	14.28	0.43	0.96	1.39	(0.42)	(0.20)	(0.62)	15.05	9.81	1,476,286	0.39	0.39	2.90	433
2018	14.75	0.40	(0.47)	(0.07)	(0.40)	—	(0.40)	14.28	(0.46)	1,240,967	0.37	0.38	2.76	431
Investor Class
2023(1)	$12.56	$0.23	$ 0.06	$ 0.29	$(0.20)	$ —	$(0.20)	$12.65	2.32%	$ 370,488	0.65%	0.65%	3.58%	189%
2022	15.05	0.31	(2.55)	(2.24)	(0.25)	—	(0.25)	12.56	(14.89)	338,175	0.65	0.65	2.35	366
2021	15.66	0.20	(0.56)	(0.36)	(0.23)	(0.02)	(0.25)	15.05	(2.27)	458,302	0.62	0.62	1.33	347
2020	15.06	0.29	1.02	1.31	(0.32)	(0.39)	(0.71)	15.66	8.84	421,106	0.65	0.65	1.84	444
2019	14.28	0.39	0.97	1.36	(0.38)	(0.20)	(0.58)	15.06	9.58	307,912	0.65	0.65	2.63	433
2018	14.75	0.36	(0.47)	(0.11)	(0.36)	—	(0.36)	14.28	(0.72)	270,107	0.64	0.65	2.49	431

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the six months ended June 30, 2023, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of capital	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Global Bond Fund
Institutional Class
2023(1)	$ 8.35	$0.16	$(0.03)	$ 0.13	$(0.07)	$ —	$ —	$(0.07)	$ 8.41	1.52%	$461,815	0.56%	0.56%	3.77%	27%
2022	9.77	0.26	(1.56)	(1.30)	(0.10)	(0.01)	(0.01)	(0.12)	8.35	(13.37)	433,956	0.57	0.57	3.04	59
2021	10.38	0.27	(0.51)	(0.24)	(0.21)	(0.16)	—	(0.37)	9.77	(2.31)	502,292	0.56	0.56	2.69	57
2020	10.01	0.29	0.23	0.52	(0.07)	(0.08)	—	(0.15)	10.38	5.28	460,852	0.56	0.56	2.91	95
2019	9.32	0.42	0.62	1.04	(0.35)	—	—	(0.35)	10.01	11.31	486,865	0.54	0.54	4.30	59
2018	10.08	0.43	(0.88)	(0.45)	(0.31)	—	—	(0.31)	9.32	(4.51)	409,257	0.53	0.55	4.50	23
Investor Class
2023(1)	$ 8.31	$0.15	$(0.03)	$ 0.12	$(0.06)	$ —	$ —	$(0.06)	$ 8.37	1.39%	$106,204	0.86%	0.86%	3.48%	27%
2022	9.73	0.24	(1.56)	(1.32)	(0.08)	(0.01)	(0.01)	(0.10)	8.31	(13.62)	98,071	0.86	0.86	2.74	59
2021	10.34	0.24	(0.50)	(0.26)	(0.19)	(0.16)	—	(0.35)	9.73	(2.53)	120,702	0.85	0.85	2.40	57
2020	10.00	0.26	0.22	0.48	(0.06)	(0.08)	—	(0.14)	10.34	4.93	117,947	0.85	0.85	2.64	95
2019	9.31	0.40	0.62	1.02	(0.33)	—	—	(0.33)	10.00	11.03	123,225	0.82	0.82	4.02	59
2018	10.07	0.41	(0.88)	(0.47)	(0.29)	—	—	(0.29)	9.31	(4.73)	114,418	0.80	0.82	4.22	23

Impact Bond Fund
Institutional Class
2023(2)	$10.00	$0.18	$(0.24)	$(0.06)	$(0.15)	$ —	$ —	$(0.15)	$ 9.79	(0.65)%	$ 51,678	0.50%	0.76%	4.26%	29%
Investor Class
2023(2)	$10.00	$0.17	$(0.24)	$(0.07)	$(0.14)	$ —	$ —	$(0.14)	$ 9.79	(0.75)%	$ 9,766	0.79%	1.35%	3.96%	29%

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2023, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	For the period January 27, 2023 (commencement of operations) through June 30, 2023. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 13.2%
Communication Services — 0.7%
Activision Blizzard, Inc.*	4,099	$ 345,546
Alphabet, Inc. Class A*	3,408	407,938
Alphabet, Inc. Class C*	2,986	361,216
AT&T, Inc.	6,550	104,473
Charter Communications, Inc. Class A*	367	134,825
Comcast Corporation Class A	7,975	331,361
Electronic Arts, Inc.	1,596	207,001
Fox Corporation Class A	923	31,382
Fox Corporation Class B	1,973	62,919
Liberty Broadband Corporation*	659	52,792
Meta Platforms, Inc. Class A*	1,573	451,420
Netflix, Inc.*	254	111,884
Omnicom Group, Inc.	11,632	1,106,785
Sirius XM Holdings, Inc.Δ	11,365	51,483
Snap, Inc. Class A*	3,721	44,057
Take-Two Interactive Software, Inc.*	561	82,557
T-Mobile US, Inc.*	2,905	403,504
Verizon Communications, Inc.	130,046	4,836,411
Walt Disney Co. (The)*	4,736	422,830
		9,550,384
Consumer Discretionary — 0.3%
Amazon.com, Inc.*	7,019	914,997
Booking Holdings, Inc.*	20	54,007
Domino’s Pizza, Inc.	154	51,896
Genuine Parts Co.	860	145,538
Home Depot, Inc. (The)	1,575	489,258
Lear Corporation	410	58,855
Lowe’s Cos., Inc.	374	84,412
McDonald’s Corporation	4,274	1,275,404
NIKE, Inc. Class B	798	88,075
O’Reilly Automotive, Inc.*	279	266,529
Pool Corporation	125	46,830
Service Corporation International	636	41,079
Starbucks Corporation	622	61,615
Tesla, Inc.*	2,415	632,175
TJX Cos., Inc. (The)	911	77,244
Tractor Supply Co.Δ	270	59,697
Yum! Brands, Inc.	1,244	172,356
		4,519,967
Consumer Staples — 2.3%
Church & Dwight Co., Inc.	720	72,166
Clorox Co. (The)	702	111,646
Coca-Cola Co. (The)	3,432	206,675
Colgate-Palmolive Co.	58,474	4,504,837
Costco Wholesale Corporation	318	171,205
Dollar General Corporation	1,234	209,508
Dollar Tree, Inc.*	592	84,952
General Mills, Inc.	3,601	276,197
Hershey Co. (The)	9,102	2,272,769
Hormel Foods Corporation	1,816	73,040
J.M. Smucker Co. (The)	523	77,231
Kellogg Co.	1,622	109,323
Kenvue, Inc.Δ*	75,061	1,983,112
Kimberly-Clark Corporation	27,550	3,803,553
	Shares	Value
Kroger Co. (The)	1,071	$ 50,337
McCormick & Co., Inc. (Non-Voting Shares)	621	54,170
Mondelez International, Inc. Class A	60,126	4,385,590
PepsiCo, Inc.	25,007	4,631,797
Procter & Gamble Co. (The)	26,753	4,059,500
Tyson Foods, Inc. Class A	1,026	52,367
Walmart, Inc.	25,252	3,969,109
		31,159,084
Energy — 1.0%
Baker Hughes Co.	43,831	1,385,498
Chevron Corporation	28,506	4,485,419
ConocoPhillips	1,534	158,938
Coterra Energy, Inc.	4,220	106,766
EOG Resources, Inc.	1,317	150,717
EQT Corporation	881	36,236
Exxon Mobil Corporation	64,680	6,936,930
Pioneer Natural Resources Co.	827	171,338
		13,431,842
Financials — 2.3%
Aflac, Inc.Δ	14,626	1,020,895
Allstate Corporation (The)	20,505	2,235,865
American Express Co.	301	52,434
Arch Capital Group, Ltd.*	1,019	76,272
Arthur J. Gallagher & Co.	1,249	274,243
Bank of America Corporation	5,176	148,499
Bank of New York Mellon Corporation (The)	22,605	1,006,375
Berkshire Hathaway, Inc. Class B*	9,025	3,077,525
BlackRock, Inc.	2,919	2,017,438
Capitol Federal Financial, Inc.Δ	218,814	1,350,082
Cboe Global Markets, Inc.	900	124,209
Charles Schwab Corporation (The)	28,976	1,642,360
CME Group, Inc.	2,442	452,478
Commerce Bancshares, Inc.	17,729	863,402
Everest Re Group, Ltd.	173	59,142
First Citizens BancShares, Inc. Class A	51	65,456
First Horizon Corporation	6,944	78,259
Fiserv, Inc.*	2,616	330,008
Intercontinental Exchange, Inc.	2,714	306,899
JPMorgan Chase & Co.	21,858	3,179,028
M&T Bank Corporation	961	118,933
MarketAxess Holdings, Inc.	136	35,553
Marsh & McLennan Cos., Inc.	19,366	3,642,357
Mastercard, Inc. Class A	661	259,971
Morgan Stanley	798	68,149
Nasdaq, Inc.	694	34,596
Northern Trust Corporation	12,589	933,349
PayPal Holdings, Inc.*	604	40,305
PNC Financial Services Group, Inc. (The)	7,835	986,818
Progressive Corporation (The)	3,002	397,375
Reinsurance Group of America, Inc.	6,906	957,793
S&P Global, Inc.	185	74,165
T. Rowe Price Group, Inc.Δ	20,268	2,270,421
Travelers Cos., Inc. (The)	1,927	334,643

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Truist Financial Corporation	18,062	$ 548,182
U.S. Bancorp	19,695	650,723
Visa, Inc. Class AΔ	4,913	1,166,739
W.R. Berkley Corporation	1,276	75,999
Wells Fargo & Co.	2,067	88,220
		31,045,160
Health Care — 1.5%
Abbott Laboratories	3,385	369,033
Amgen, Inc.	2,115	469,572
Becton, Dickinson and Co.	18,449	4,870,721
Bio-Rad Laboratories, Inc. Class A*	211	79,994
Bristol-Myers Squibb Co.	36,436	2,330,082
CVS Health Corporation	4,364	301,683
Danaher Corporation	2,617	628,080
Eli Lilly and Co.	3,638	1,706,149
Gilead Sciences, Inc.	3,980	306,739
Henry Schein, Inc.*	3,783	306,801
Hologic, Inc.*	4,218	341,532
Incyte Corporation*	4,838	301,166
Laboratory Corporation of America Holdings	1,409	340,034
Neurocrine Biosciences, Inc.*	1,488	140,318
Quest Diagnostics, Inc.Δ	13,534	1,902,339
Regeneron Pharmaceuticals, Inc.*	668	479,985
Revvity, Inc.	976	115,939
Seagen, Inc.*	1,866	359,130
Thermo Fisher Scientific, Inc.	1,923	1,003,325
UnitedHealth Group, Inc.	6,339	3,046,777
Vertex Pharmaceuticals, Inc.*	1,667	586,634
		19,986,033
Industrials — 1.8%
3M Co.	5,486	549,094
AGCO Corporation	423	55,591
Automatic Data Processing, Inc.	22,545	4,955,166
Booz Allen Hamilton Holding Corporation	470	52,452
Caterpillar, Inc.	290	71,354
Cummins, Inc.	680	166,709
Emerson Electric Co.	13,569	1,226,502
Expeditors International of Washington, Inc.	566	68,560
Fastenal Co.	1,797	106,005
General Dynamics Corporation	1,393	299,704
General Electric Co.	2,861	314,281
Hubbell, Inc.	3,021	1,001,643
J.B. Hunt Transport Services, Inc.	355	64,266
L3Harris Technologies, Inc.	714	139,780
Leidos Holdings, Inc.	365	32,295
Lockheed Martin Corporation	1,583	728,782
Norfolk Southern Corporation	15,752	3,571,923
Northrop Grumman Corporation	609	277,582
Old Dominion Freight Line, Inc.	330	122,017
Paychex, Inc.	1,213	135,698
Raytheon Technologies Corporation	59,710	5,849,192
Republic Services, Inc.	15,344	2,350,240
	Shares	Value
Rollins, Inc.	1,374	$ 58,848
Southwest Airlines Co.	3,672	132,963
Union Pacific Corporation	784	160,422
United Parcel Service, Inc. Class B	8,978	1,609,306
W.W. Grainger, Inc.	87	68,607
Waste Management, Inc.	2,133	369,905
Watsco, Inc.Δ	164	62,561
		24,601,448
Information Technology — 1.7%
Adobe, Inc.*	197	96,331
Advanced Micro Devices, Inc.*	707	80,534
Amdocs, Ltd.	776	76,708
Amphenol Corporation Class A	1,142	97,013
ANSYS, Inc.*	190	62,751
Apple, Inc.	14,538	2,819,936
Broadcom, Inc.	310	268,903
CDW Corporation	395	72,483
Cisco Systems, Inc.	88,907	4,600,048
Cognizant Technology Solutions Corporation Class A	955	62,342
Corning, Inc.	91,022	3,189,411
Fair Isaac Corporation*	61	49,362
First Solar, Inc.*	316	60,068
Intel Corporation	19,172	641,112
International Business Machines Corporation	1,446	193,489
Keysight Technologies, Inc.*	471	78,869
Micron Technology, Inc.	3,907	246,571
Microsoft Corporation	15,029	5,117,976
Motorola Solutions, Inc.	695	203,830
NVIDIA Corporation	1,496	632,838
Oracle Corporation	9,062	1,079,194
QUALCOMM, Inc.	1,315	156,538
Roper Technologies, Inc.	430	206,744
Salesforce, Inc.*	652	137,742
Texas Instruments, Inc.	13,973	2,515,419
Twilio, Inc. Class A*	828	52,677
VeriSign, Inc.*	257	58,074
VMware, Inc. Class A*	1,150	165,243
Workday, Inc. Class A*	710	160,382
		23,182,588
Materials — 0.2%
Ball CorporationΔ	826	48,081
Corteva, Inc.	2,501	143,307
Dow, Inc.	1,501	79,943
Newmont Corporation	4,081	174,096
Packaging Corporation of America	16,467	2,176,279
		2,621,706
Real Estate — 0.3%
American Tower Corporation REIT	7,697	1,492,756
Equinix, Inc. REIT	290	227,343
Prologis, Inc. REIT	646	79,219
Public Storage REIT	5,322	1,553,385

See Notes to Financial Statements.

	Shares	Value
SBA Communications Corporation REIT	264	$ 61,185
		3,413,888
Utilities — 1.1%
American Water Works Co., Inc.	502	71,660
Atmos Energy CorporationΔ	28,740	3,343,612
Consolidated Edison, Inc.	2,120	191,648
Dominion Energy, Inc.	4,129	213,841
Duke Energy Corporation	24,898	2,234,346
Essential Utilities, Inc.	1,601	63,896
Eversource Energy	19,595	1,389,677
NextEra Energy, Inc.	1,790	132,818
ONE Gas, Inc.Δ	44,496	3,417,738
Southern Co. (The)	1,359	95,470
Spire, Inc.Δ	55,363	3,512,229
WEC Energy Group, Inc.	2,076	183,186
		14,850,121
Total Common Stocks (Cost $172,896,805)		178,362,221

FOREIGN COMMON STOCKS — 3.0%
France — 0.3%
Legrand SA	9,910	983,110
SanofiΔ	18,355	1,976,022
TotalEnergies SE	29,615	1,700,039
		4,659,171
Ireland — 1.1%
Accenture PLC Class A	3,487	1,076,018
Aon PLC Class A	1,074	370,745
Linde PLC	12,265	4,673,946
Medtronic PLC	95,120	8,380,072
Willis Towers Watson PLC	309	72,770
		14,573,551
Jersey — 0.1%
Amcor PLC	97,263	970,685
Netherlands — 0.3%
Akzo Nobel NV	22,738	1,858,904
Koninklijke Ahold Delhaize NV	56,514	1,926,733
		3,785,637
Sweden — 0.1%
Assa Abloy AB, B Shares	39,873	958,426
Switzerland — 0.8%
Chubb, Ltd.	8,624	1,660,637
Nestle SA	15,545	1,869,933
Novartis AG	21,025	2,119,729
Roche Holding AG	13,568	4,144,618
TE Connectivity, Ltd.	12,142	1,701,823
		11,496,740
United Kingdom — 0.3%
Bunzl PLC	16,755	638,501
	Shares	Value
Unilever PLC	66,487	$ 3,465,427
		4,103,928
Total Foreign Common Stocks (Cost $40,274,422)		40,548,138

PREFERRED STOCKS — 0.2%
Bank of America Corporation
7.25% CONVρΔ	881	1,032,373
NextEra Energy, Inc.
6.93% CONV	36,785	1,665,993
Total Preferred Stocks (Cost $2,940,157)		2,698,366
FOREIGN PREFERRED STOCK — 0.0%
Germany — 0.0%
Henkel AG & Co. KGaA 2.53% ◊ (Cost $666,221)	8,617	689,155
MASTER LIMITED PARTNERSHIP — 0.1%
AllianceBernstein Holding LP (Cost $2,184,064)	61,435	1,975,750

	Par
CORPORATE BONDS — 20.3%
Akamai Technologies, Inc.
0.13%, 05/01/25 CONV	$1,231,000	1,319,477
0.38%, 09/01/27 CONV	4,156,000	4,034,396
Alnylam Pharmaceuticals, Inc.
1.00%, 09/15/27 144A CONV	1,940,000	1,860,211
Altair Engineering, Inc.
1.75%, 06/15/27 144A CONV	2,335,000	2,840,527
Alteryx, Inc.
1.00%, 08/01/26 CONV	649,000	548,405
Axon Enterprise, Inc.
0.50%, 12/15/27 144A CONV	3,125,000	3,342,187
Bank of America Corporation
(Variable, CME Term SOFR 3M + 4.81%), 6.30%, 03/10/26ρΔ^	2,527,000	2,532,686
Bank of New York Mellon Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.36%), 4.70%, 09/20/25ρΔ^	2,346,000	2,284,417
Bentley Systems, Inc.
0.13%, 01/15/26 CONV	1,349,000	1,394,251
0.38%, 07/01/27 CONV	908,000	824,464
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONV	4,365,000	4,298,512
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Blackline, Inc.
0.13%, 08/01/24 CONV	$1,540,000	$1,540,924
0.00%, 03/15/26 CONV»	2,589,000	2,203,886
Blackstone Mortgage Trust, Inc.
5.50%, 03/15/27 CONV	1,828,000	1,570,938
Block, Inc.
0.13%, 03/01/25 CONV	4,275,000	4,050,562
Booking Holdings, Inc.
0.75%, 05/01/25 CONV	1,803,000	2,711,351
Box, Inc.
0.00%, 01/15/26 CONV»	2,167,000	2,702,249
Burlington Stores, Inc.
2.25%, 04/15/25 CONVΔ	2,538,000	2,650,624
Ceridian HCM Holding, Inc.
0.25%, 03/15/26 CONV	1,933,000	1,710,320
Charles Schwab Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.97%), 5.38%, 06/01/25ρ^	2,741,000	2,633,334
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.17%), 4.00%, 06/01/26ρ^	1,601,000	1,303,214
Cheesecake Factory, Inc. (The)
0.38%, 06/15/26 CONV	2,183,000	1,841,906
Chefs' Warehouse, Inc. (The)
2.38%, 12/15/28 144A CONV	2,179,000	2,296,810
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 9.34%, 10/30/23†ρΔ	2,740,000	2,756,440
CMS Energy Corporation
3.38%, 05/01/28 144A CONV	1,281,000	1,266,269
CONMED Corporation
2.25%, 06/15/27 CONV	2,668,000	2,990,828
Cracker Barrel Old Country Store, Inc.
0.63%, 06/15/26 CONV	2,288,000	1,950,520
Datadog, Inc.
0.13%, 06/15/25 CONV	3,728,000	4,645,088
Dexcom, Inc.
0.25%, 11/15/25 CONVΔ	2,718,000	2,914,997
0.38%, 05/15/28 144A CONV	868,000	889,266
DigitalOcean Holdings, Inc.
0.00%, 12/01/26 CONVΔ»	1,737,000	1,365,433
DISH Network Corporation
3.38%, 08/15/26 CONV	3,110,000	1,593,875
Dropbox, Inc.
0.00%, 03/01/26 CONV»	2,186,000	2,071,235
0.00%, 03/01/28 CONV»	2,740,000	2,634,510
Enphase Energy, Inc.
0.00%, 03/01/26 CONV»	2,738,000	2,586,041
	Par	Value
0.00%, 03/01/28 CONV»	$ 577,000	$ 545,310
Envestnet, Inc.
0.75%, 08/15/25 CONV	2,360,000	2,177,100
2.63%, 12/01/27 144A CONV	1,119,000	1,179,426
Etsy, Inc.
0.13%, 10/01/26 CONV	1,203,000	1,429,164
0.13%, 09/01/27 CONV	1,462,000	1,225,929
0.25%, 06/15/28 CONV	2,689,000	2,090,698
Exact Sciences Corporation
0.38%, 03/15/27 CONV	3,886,000	4,194,451
2.00%, 03/01/30 144A CONV	972,000	1,346,706
FirstEnergy Corporation
4.00%, 05/01/26 144A CONV	2,391,000	2,391,000
Five9, Inc.
0.50%, 06/01/25 CONV	2,547,000	2,461,675
Ford Motor Co.
0.00%, 03/15/26 CONV»	2,995,000	3,295,997
Freshpet, Inc.
3.00%, 04/01/28 144A CONV	963,000	1,139,470
Greenbrier Cos., Inc. (The)
2.88%, 04/15/28 CONV	2,440,000	2,414,380
Halozyme Therapeutics, Inc.
0.25%, 03/01/27 CONV	1,778,000	1,485,637
1.00%, 08/15/28 144A CONV	1,103,000	1,009,245
Herbalife, Ltd.
2.63%, 03/15/24 CONV	2,260,000	2,194,460
Insulet Corporation
0.38%, 09/01/26 CONV	1,131,000	1,559,084
Integer Holdings Corporation
2.13%, 02/15/28 144A CONV	1,560,000	1,845,480
Integra LifeSciences Holdings Corporation
0.50%, 08/15/25 CONV	1,549,000	1,421,982
InterDigital, Inc.
3.50%, 06/01/27 CONV	1,698,000	2,297,540
Ionis Pharmaceuticals, Inc.
0.00%, 04/01/26 CONV»	1,144,000	1,084,655
Ironwood Pharmaceuticals, Inc.
0.75%, 06/15/24 CONV	3,226,000	3,259,473
1.50%, 06/15/26 CONV	746,000	765,322
Itron, Inc.
0.00%, 03/15/26 CONV»	2,219,000	1,979,071
Jamf Holding Corporation
0.13%, 09/01/26 CONV	1,286,000	1,108,475
Jazz Investments I, Ltd.
1.50%, 08/15/24 CONV	2,282,000	2,178,478
2.00%, 06/15/26 CONV	1,465,000	1,496,131

See Notes to Financial Statements.

	Par	Value
JetBlue Airways Corporation
0.50%, 04/01/26 CONVΔ	$2,722,000	$2,249,064
John Bean Technologies Corporation
0.25%, 05/15/26 CONV	3,139,000	2,993,036
JPMorgan Chase & Co.
(Variable, CME Term SOFR 3M + 3.38%), 5.00%, 08/01/24ρ^	2,655,000	2,595,262
LCI Industries
1.13%, 05/15/26 CONV	3,324,000	3,215,970
Liberty Media Corporation
3.75%, 03/15/28 144A CONV	2,840,000	3,109,800
2.75%, 12/01/49 144A CONV	2,153,000	2,006,596
Liberty Media Corporation-Liberty Formula One
2.25%, 08/15/27 144A CONV	2,821,000	3,043,859
Live Nation Entertainment, Inc.
2.00%, 02/15/25 CONV	2,871,000	3,061,921
Livongo Health, Inc.
0.88%, 06/01/25 CONV	1,508,000	1,370,203
Lumentum Holdings, Inc.
0.25%, 03/15/24 CONV	1,160,000	1,231,920
0.50%, 12/15/26 CONV	513,000	455,224
0.50%, 06/15/28 CONV	2,050,000	1,622,277
MACOM Technology Solutions Holdings, Inc.
0.25%, 03/15/26 CONV	2,683,000	2,723,245
Marriott Vacations Worldwide Corporation
0.00%, 01/15/26 CONV»	1,881,000	1,752,152
3.25%, 12/15/27 144A CONVΔ	1,195,000	1,134,055
Microchip Technology, Inc.
0.13%, 11/15/24 CONVΔ	5,927,000	6,734,554
NCL Corporation, Ltd.
1.13%, 02/15/27 CONVΔ	4,808,000	4,454,902
NextEra Energy Partners LP
0.00%, 11/15/25 144A CONV»	3,039,000	2,818,672
2.50%, 06/15/26 144A CONV	1,574,000	1,417,379
NextGen Healthcare, Inc.
3.75%, 11/15/27 144A CONV	4,130,000	4,024,685
NRG Energy, Inc.
2.75%, 06/01/48 CONVΔ	3,285,000	3,483,742
NuVasive, Inc.
0.38%, 03/15/25 CONV	1,502,000	1,359,310
Okta, Inc.
0.13%, 09/01/25 CONV	230,000	209,070
0.38%, 06/15/26 CONV	1,482,000	1,272,297
ON Semiconductor Corporation
0.50%, 03/01/29 144A CONV	3,067,000	3,479,019
	Par	Value
Palo Alto Networks, Inc.
0.38%, 06/01/25 CONV	$ 485,000	$1,250,573
Parsons Corporation
0.25%, 08/15/25 CONV	3,824,000	4,395,688
Patrick Industries, Inc.
1.75%, 12/01/28 CONV	2,156,000	2,104,256
Peloton Interactive, Inc.
0.00%, 02/15/26 CONV»	2,677,000	2,041,766
Perficient, Inc.
0.13%, 11/15/26 CONV	3,123,000	2,576,749
Post Holdings, Inc.
2.50%, 08/15/27 144A CONV	4,364,000	4,421,605
Rapid7, Inc.
0.25%, 03/15/27 CONV	1,756,000	1,533,208
Redfin Corporation
0.00%, 10/15/25 CONV»	839,000	687,141
0.50%, 04/01/27 CONV	1,747,000	1,204,215
Royal Caribbean Cruises, Ltd.
2.88%, 11/15/23 CONV	530,000	681,315
Sabre GLBL, Inc.
4.00%, 04/15/25 CONV	2,059,000	1,628,401
Shift4 Payments, Inc.
0.50%, 08/01/27 CONVΔ	1,129,000	1,001,423
Snap, Inc.
0.13%, 03/01/28 CONVΔ	2,379,000	1,697,417
Southwest Airlines Co.
1.25%, 05/01/25 CONVΔ	3,082,000	3,545,070
Spirit Airlines, Inc.
1.00%, 05/15/26 CONV	3,195,000	2,597,535
Splunk, Inc.
1.13%, 09/15/25 CONV	3,852,000	3,861,630
1.13%, 06/15/27 CONV	1,754,000	1,521,595
Stride, Inc.
1.13%, 09/01/27 CONV	2,798,000	2,689,527
TripAdvisor, Inc.
0.25%, 04/01/26 CONV	2,463,000	2,072,615
Truist Financial Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.61%), 4.95%, 09/01/25ρΔ^	3,454,000	3,203,585
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.35%), 5.10%, 03/01/30ρ^	725,000	630,750
Uber Technologies, Inc.
0.00%, 12/15/25 CONV»	1,729,000	1,585,539
Varonis Systems, Inc.
1.25%, 08/15/25 CONV	1,561,000	1,735,052
Veeco Instruments, Inc.
2.88%, 06/01/29 144A CONV	1,640,000	1,829,420
Ventas Realty LP REIT
3.75%, 06/01/26 144A CONV	2,287,000	2,338,457
Veradigm, Inc.
0.88%, 01/01/27 CONV	1,335,000	1,486,856
Verint Systems, Inc.
0.25%, 04/15/26 CONV	3,817,000	3,382,816
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Wayfair, Inc.
0.63%, 10/01/25 CONV	$ 857,000	$ 733,672
1.00%, 08/15/26 CONV	2,837,000	2,347,798
3.25%, 09/15/27 144A CONVΔ	1,647,000	2,048,045
Western Digital Corporation
1.50%, 02/01/24 CONV	199,000	193,926
Winnebago Industries, Inc.
1.50%, 04/01/25 CONV	2,058,000	2,469,600
Wolfspeed, Inc.
1.88%, 12/01/29 144A CONV	3,511,000	2,724,536
Workiva, Inc.
1.13%, 08/15/26 CONV	1,706,000	2,405,193
Ziff Davis, Inc.
1.75%, 11/01/26 144A CONV	3,799,000	3,561,562
Zillow Group, Inc.
2.75%, 05/15/25 CONV	3,352,000	3,533,008
1.38%, 09/01/26 CONV	1,658,000	2,101,515
Zscaler, Inc.
0.13%, 07/01/25 CONV	2,950,000	3,452,975
Total Corporate Bonds (Cost $278,174,584)		274,830,740
FOREIGN BONDS — 1.3%
Canada — 0.1%
IMAX Corporation
0.50%, 04/01/26 CONV	2,007,000	1,844,031
Israel — 0.4%
CyberArk Software, Ltd.
0.00%, 11/15/24 CONV»	2,602,000	2,959,775
Nice, Ltd.
0.00%, 09/15/25 CONVΔ»	2,828,000	2,753,922
		5,713,697
Jersey — 0.1%
Novocure, Ltd.
0.00%, 11/01/25 CONV»	2,306,000	2,006,283
Netherlands — 0.5%
QIAGEN NV
0.00%, 12/17/27 CONVΔ»	2,600,000	2,322,797
STMicroelectronics NV
0.00%, 08/04/25 CONV»	3,200,000	3,844,102
		6,166,899
United Kingdom — 0.2%
Barclays Bank PLC
0.00%, 02/04/25 CONV†††»	1,174,000	2,027,598
Total Foreign Bonds (Cost $17,519,382)		17,758,508

Shares
EQUITY-LINKED SECURITIES — 0.6%
Advance Auto Parts, Inc., Issued by Citigroup Global Markets Holdings Inc., Maturity Date 09/07/2023 144A†††	3,597	257,078
	Shares	Value
Applied Materials, Inc. Class B, Issued by Issued by JPMorgan Chase Bank, National Association, Maturity Date 08/22/2023†††	4,479	$ 554,455
Berkshire Hathaway, Inc. Class B, Issued by BofA Finance LLC, Maturity Date 11/06/2023†††	1,591	534,990
Berkshire Hathaway, Inc. Class B, Issued by Goldman Sachs International, Maturity Date 07/27/2023†††	2,100	671,496
Berkshire Hathaway, Inc. Class B, Issued by Goldman Sachs International, Maturity Date 09/06/2023†††	2,183	678,848
Berkshire Hathaway, Inc. Class B, Issued by Goldman Sachs International, Maturity Date 09/13/2023†††	2,050	635,889
Berkshire Hathaway, Inc. Class B, Issued by JPMorgan Chase Bank, National Association, Maturity Date 09/19/2023†††	2,150	689,333
Berkshire Hathaway, Inc. Class B, Issued by JPMorgan Chase Bank, National Association, Maturity Date 09/19/2023†††	2,034	617,868
Berkshire Hathaway, Inc. Class B, Issued by Merrill Lynch International & Co. CV., Maturity Date 08/17/2023†††	1,699	539,195
Dollar Tree, Inc., Issued by Citigroup Global Markets Holdings Inc., Maturity Date 07/24/2023 144A†††	3,800	556,586
Emerson Electric Co., Issued by UBS AG, Maturity Date 10/19/2023 144A†††	5,266	468,358
Hershey Co., Issued by UBS AG, Maturity Date 10/24/2023 144A†††	1,502	386,314
Linde PLC, Issued by Merrill Lynch International & Co. CV., Maturity Date 01/03/2024†††	1,045	390,255
Target Corporation, Issued by Merrill Lynch International & Co. CV., Maturity Date 01/03/2024†††	2,816	367,657
Teradyne, Inc., Issued by Royal Bank of Canada, Maturity Date 11/08/2023 144A†††	4,577	443,603
The Walt Disney Company, Issued by Citigroup Global Markets Holdings Inc., Maturity Date 07/10/2023 144A†††	8,100	769,176
Total Equity-Linked Securities (Cost $8,635,650)		8,561,101
MONEY MARKET FUNDS — 6.5%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	30,258,494	30,258,494
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø§	12,393,585	12,393,585

See Notes to Financial Statements.

	Shares	Value
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	44,983,554	$44,983,554
Total Money Market Funds (Cost $87,635,633)		87,635,633

	Par
U.S. TREASURY OBLIGATIONS — 51.0%
U.S. Treasury Bills
4.89%, 08/22/23Ω	$81,400,000	80,816,634
4.77%, 10/26/23Ω‡‡	79,000,000	77,688,984
U.S. Treasury Notes
0.13%, 09/15/23‡‡Δ	86,400,000	85,519,426
0.13%, 12/15/23Δ	91,900,000	89,812,688
0.25%, 03/15/24	95,300,000	91,937,856
0.25%, 06/15/24‡‡	84,100,000	80,079,387
0.38%, 09/15/24‡‡	32,500,000	30,639,502
1.00%, 12/15/24	10,800,000	10,166,344
1.13%, 02/28/27	81,000,000	72,297,246
0.75%, 01/31/28	84,000,000	72,071,015
Total U.S. Treasury Obligations (Cost $712,319,679)		691,029,082

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 4.6%
Call Options — 4.6%
S&P 500®, Strike Price $465.00, Expires 11/30/27 (MSCS)	390	$173,564,820	34,558,272
S&P 500®, Strike Price $694.00, Expires 11/30/26 (MSCS)	370	164,664,060	28,485,563
Total Purchased Options (Premiums paid $67,425,202)			63,043,835
TOTAL INVESTMENTS — 100.8% (Cost $1,390,671,799)			1,367,132,529

WRITTEN OPTIONS — (0.1)%
Put Options — (0.1)%
S&P 500®, Strike Price $4,285.00, Expires 07/07/23 (MSCS)	(23)	(10,235,874)	(3,450)
S&P 500®, Strike Price $4,305.00, Expires 07/07/23 (MSCS)	(65)	(28,927,470)	(11,375)
S&P 500®, Strike Price $4,315.00, Expires 07/14/23 (MSCS)	(30)	(13,351,140)	(19,200)
S&P 500®, Strike Price $4,340.00, Expires 07/28/23 (MSCS)	(4)	(1,780,152)	(8,240)
S&P 500®, Strike Price $4,365.00, Expires 07/07/23 (MSCS)	(34)	(15,131,292)	(13,260)
S&P 500®, Strike Price $4,365.00, Expires 07/21/23 (MSCS)	(222)	(98,798,436)	(364,080)
S&P 500®, Strike Price $4,365.00, Expires 07/28/23 (MSCS)	(3)	(1,335,114)	(7,425)
	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $4,370.00, Expires 07/14/23 (MSCS)	(41)	$(18,246,558)	$ (47,355)
S&P 500®, Strike Price $4,370.00, Expires 07/21/23 (MSCS)	(5)	(2,225,190)	(8,575)
S&P 500®, Strike Price $4,375.00, Expires 07/28/23 (MSCS)	(21)	(9,345,798)	(55,965)
S&P 500®, Strike Price $4,380.00, Expires 07/14/23 (MSCS)	(74)	(32,932,812)	(96,940)
S&P 500®, Strike Price $4,380.00, Expires 07/28/23 (MSCS)	(43)	(19,136,634)	(119,110)
S&P 500®, Strike Price $4,385.00, Expires 07/28/23 (MSCS)	(12)	(5,340,456)	(34,560)
S&P 500®, Strike Price $4,395.00, Expires 07/21/23 (MSCS)	(8)	(3,560,304)	(17,640)
S&P 500®, Strike Price $4,415.00, Expires 07/14/23 (MSCS)	(36)	(16,021,368)	(74,520)
S&P 500®, Strike Price $4,420.00, Expires 07/14/23 (MSCS)	(30)	(13,351,140)	(66,450)
S&P 500®, Strike Price $4,420.00, Expires 07/21/23 (MSCS)	(7)	(3,115,266)	(20,055)
S&P 500®, Strike Price $4,430.00, Expires 07/07/23 (MSCS)	(118)	(52,514,484)	(144,606)
S&P 500®, Strike Price $4,430.00, Expires 07/14/23 (MSCS)	(30)	(13,351,140)	(65,927)
S&P 500®, Strike Price $4,455.00, Expires 07/28/23 (MSCS)	(157)	(69,870,966)	(727,141)
S&P 500®, Strike Price $4,455.00, Expires 08/04/23 (MSCS)	(4)	(1,780,152)	(20,714)
Total Written Options (Premiums received $(4,093,061))			(1,926,588)
Liabilities in Excess of Other Assets — (0.7)%			(10,074,962)
NET ASSETS — 100.0%			$1,355,130,979
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Treasury Obligations	51.0
Corporate Bonds	20.3
Money Market Funds	6.5
Purchased Options	4.6
Consumer Staples	2.9
Health Care	2.7
Financials	2.5
Industrials	2.0
Information Technology	1.9
Foreign Bonds	1.3
Utilities	1.2
Energy	1.1
Materials	0.8
Communication Services	0.7
Equity-Linked Securities	0.6
Consumer Discretionary	0.3
Real Estate	0.3
Master Limited Partnership	0.1
Written Options	(0.1)
100.7
Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2023	5	$ 1,122,062	$ 34,658
10-Year U.S. Treasury Note	09/2023	94	10,552,969	(183,831)
U.S. Treasury Long Bond	09/2023	45	5,710,781	(14,785)
2-Year U.S. Treasury Note	09/2023	42	8,540,438	(97,452)
5-Year U.S. Treasury Note	09/2023	335	35,876,406	(646,197)
Total Futures Contracts outstanding at June 30, 2023			$61,802,656	$(907,607)
Forward Foreign Currency Contracts outstanding at June 30, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/29/23	U.S. Dollars	781,477	Swedish Kronor	8,337,444	UBS	$ 4,986
09/29/23	U.S. Dollars	2,670,383	Euro	2,433,687	MSCS	2,409
09/29/23	U.S. Dollars	2,670,186	Euro	2,433,688	BOA	2,212
09/29/23	U.S. Dollars	7,083,672	Swiss Francs	6,277,373	MSCS	1,256
09/29/23	Swiss Francs	144,774	U.S. Dollars	163,045	MSCS	296
09/29/23	U.S. Dollars	548,700	British Pounds	431,810	BOA	210
Subtotal Appreciation						$11,369
09/29/23	British Pounds	10,112	U.S. Dollars	12,896	BOA	$ (52)
09/29/23	U.S. Dollars	30,064	Swedish Kronor	325,364	UBS	(238)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/29/23	U.S. Dollars	5,178,771	Euro	4,724,466	JPM	$ (510)
Subtotal Depreciation						$ (800)
Total Forward Foreign Currency Contracts outstanding at June 30, 2023						$10,569
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 178,362,221	$178,362,221	$ —	$ —
Corporate Bonds	274,830,740	—	274,830,740	—
Equity-Linked Securities	8,561,101	—	—	8,561,101
Foreign Bonds:
United Kingdom	2,027,598	—	—	2,027,598
Other ^^	15,730,910	—	15,730,910	—
Total Foreign Bonds	17,758,508	—	15,730,910	2,027,598
Foreign Common Stocks:
Ireland	14,573,551	14,573,551	—	—
Jersey	970,685	970,685	—	—
Switzerland	11,496,740	3,362,460	8,134,280	—
Other ^^	13,507,162	—	13,507,162	—
Total Foreign Common Stocks	40,548,138	18,906,696	21,641,442	—
Foreign Preferred Stock	689,155	—	689,155	—
Master Limited Partnership	1,975,750	1,975,750	—	—
Money Market Funds	87,635,633	87,635,633	—	—
Preferred Stocks	2,698,366	2,698,366	—	—
Purchased Options:
Call Options	63,043,835	—	63,043,835	—
U.S. Treasury Obligations	691,029,082	—	691,029,082	—
Total Assets - Investments in Securities	$1,367,132,529	$289,578,666	$1,066,965,164	$10,588,699
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 11,369	$ —	$ 11,369	$ —
Futures Contracts	34,658	34,658	—	—
Total Assets - Other Financial Instruments	$ 46,027	$ 34,658	$ 11,369	$ —
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options:
Put Options	$(1,926,588)	$(1,926,588)	$ —	$ —
Total Liabilities - Investments in Securities	$(1,926,588)	$(1,926,588)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (800)	$ —	$ (800)	$ —
Futures Contracts	(942,265)	(942,265)	—	—
Total Liabilities - Other Financial Instruments	$ (943,065)	$ (942,265)	$ (800)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2023.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2023.

See Notes to Financial Statements.

IMPACT EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 52.9%
Communication Services — 2.1%
Alphabet, Inc. Class A*	989	$ 118,383
Alphabet, Inc. Class C*	588	71,130
Electronic Arts, Inc.	75	9,728
Netflix, Inc.*	206	90,741
T-Mobile US, Inc.*	15,723	2,183,925
		2,473,907
Consumer Discretionary — 2.2%
Best Buy Co., Inc.	111	9,097
Chipotle Mexican Grill, Inc.*	6	12,834
Domino’s Pizza, Inc.	41	13,817
Genuine Parts Co.	132	22,338
Home Depot, Inc. (The)	4,065	1,262,752
LKQ Corporation	171	9,964
Lowe’s Cos., Inc.	319	71,998
NIKE, Inc. Class B	9,481	1,046,418
O’Reilly Automotive, Inc.*	36	34,391
Tractor Supply Co.	71	15,698
Ulta Beauty, Inc.*	39	18,353
		2,517,660
Consumer Staples — 0.7%
Clorox Co. (The)	32	5,089
Colgate-Palmolive Co.	305	23,497
Costco Wholesale Corporation	182	97,985
Estee Lauder Cos., Inc. (The) Class A	140	27,493
General Mills, Inc.	381	29,223
Kimberly-Clark Corporation	38	5,246
Kroger Co. (The)	249	11,703
McCormick & Co., Inc. (Non-Voting Shares)	5,960	519,891
Sysco Corporation	67	4,972
Target Corporation	230	30,337
Walmart, Inc.	602	94,622
		850,058
Financials — 8.5%
American Express Co.	119	20,730
Arthur J. Gallagher & Co.	27	5,928
BlackRock, Inc.	14	9,676
Brown & Brown, Inc.	90	6,196
CME Group, Inc.	145	26,867
LPL Financial Holdings, Inc.	67	14,568
MarketAxess Holdings, Inc.	31	8,104
Marsh & McLennan Cos., Inc.	14,023	2,637,446
Mastercard, Inc. Class A	6,874	2,703,544
Moody’s Corporation	76	26,427
Progressive Corporation (The)	20,283	2,684,861
S&P Global, Inc.	131	52,516
T. Rowe Price Group, Inc.	80	8,961
Travelers Cos., Inc. (The)	151	26,223
Walker & Dunlop, Inc.	21,023	1,662,709
		9,894,756
Health Care — 4.9%
Abbott Laboratories	449	48,950
Align Technology, Inc.*	35	12,377
	Shares	Value
Bristol-Myers Squibb Co.	420	$ 26,859
Cardinal Health, Inc.	199	18,819
Cigna Group (The)	120	33,672
CVS Health Corporation	504	34,842
Edwards Lifesciences Corporation*	257	24,243
Elevance Health, Inc.	99	43,985
Encompass Health Corporation	34,711	2,350,282
HCA Healthcare, Inc.	76	23,065
Humana, Inc.	6,516	2,913,499
Mettler-Toledo International, Inc.*	21	27,544
UnitedHealth Group, Inc.	352	169,185
		5,727,322
Industrials — 7.7%
3M Co.	218	21,820
Advanced Drainage Systems, Inc.Δ	11,693	1,330,430
Booz Allen Hamilton Holding Corporation	156	17,410
Cintas Corporation	59	29,328
Expeditors International of Washington, Inc.	46	5,572
Fastenal Co.	266	15,691
FedEx Corporation	79	19,584
Honeywell International, Inc.	106	21,995
Hubbell, Inc.	40	13,262
J.B. Hunt Transport Services, Inc.	27	4,888
Old Dominion Freight Line, Inc.	42	15,529
Parker-Hannifin Corporation	51	19,892
Paychex, Inc.	46	5,146
Raytheon Technologies Corporation	582	57,013
Rollins, Inc.	144	6,167
United Parcel Service, Inc. Class B	298	53,416
Waste Management, Inc.	82	14,220
Westinghouse Air Brake Technologies Corporation	34,249	3,756,088
Xylem, Inc.	31,669	3,566,563
		8,974,014
Information Technology — 23.8%
Adobe, Inc.*	185	90,463
Advanced Micro Devices, Inc.*	674	76,775
ANSYS, Inc.*	20	6,606
Apple, Inc.	325	63,040
Atlassian Corporation Class A*	2,983	500,577
Autodesk, Inc.*	9,172	1,876,683
Cadence Design Systems, Inc.*	6,441	1,510,543
Cisco Systems, Inc.	1,686	87,234
Cognizant Technology Solutions Corporation Class A	101	6,593
Fortinet, Inc.*	199	15,043
Intel Corporation	1,396	46,682
Intuit, Inc.	117	53,608
IPG Photonics Corporation	15,437	2,096,653
Keysight Technologies, Inc.*	12,355	2,068,845
Lam Research Corporation	3,582	2,302,725
Microchip Technology, Inc.	25,438	2,278,991
Microsoft Corporation	19,185	6,533,260
Motorola Solutions, Inc.	18	5,279

See Notes to Financial Statements.

IMPACT EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
NVIDIA Corporation	10,005	$ 4,232,315
Oracle Corporation	55	6,550
Palo Alto Networks, Inc.Δ *	34	8,687
Roper Technologies, Inc.	12	5,770
ServiceNow, Inc.*	82	46,082
Synopsys, Inc.*	52	22,641
Texas Instruments, Inc.	14,756	2,656,375
Trimble, Inc.*	149	7,888
VeriSign, Inc.*	103	23,275
Workday, Inc. Class A*	5,228	1,180,953
Zebra Technologies Corporation Class A*	81	23,962
		27,834,098
Materials — 0.0%
Air Products and Chemicals, Inc.	90	26,958
Ecolab, Inc.	31	5,787
		32,745
Real Estate — 3.0%
Crown Castle, Inc. REIT	8,889	1,012,812
Equinix, Inc. REIT	1,514	1,186,885
Prologis, Inc. REIT	10,468	1,283,691
Public Storage REIT	77	22,475
Welltower, Inc. REIT	218	17,634
		3,523,497
Utilities — 0.0%
Xcel Energy, Inc.	228	14,175
Total Common Stocks (Cost $55,842,332)		61,842,232
FOREIGN COMMON STOCKS — 43.0%
Australia — 0.5%
BHP Group, Ltd.	1,663	49,993
carsales.com, Ltd.	887	14,185
CSL, Ltd.	209	38,702
Fortescue Metals Group, Ltd.	1,291	19,157
Nanosonics, Ltd.*	106,723	339,439
QBE Insurance Group, Ltd.	515	5,377
REA Group, Ltd.Δ	174	16,715
Rio Tinto, Ltd.	197	15,086
Wesfarmers, Ltd.	889	29,310
Woolworths Group, Ltd.	204	5,405
		533,369
Austria — 0.0%
ANDRITZ AG	129	7,195
EVN AG	168	3,717
		10,912
Belgium — 0.0%
UCB SA	194	17,200
Canada — 5.5%
Alimentation Couche-Tard, Inc.	203	10,409
Bank of Nova Scotia (The)	516	25,817
BCE, Inc.	107	4,879
Boralex, Inc. Class A	77,127	2,099,997
Brookfield Corporation	256	8,619
BRP, Inc.	136	11,497
	Shares	Value
Canadian Imperial Bank of Commerce	277	$ 11,826
Canadian National Railway Co.	221	26,762
CGI, Inc.*	145	15,291
Element Fleet Management Corporation	384	5,849
Franco-Nevada Corporation	73	10,404
Gildan Activewear, Inc.	257	8,286
Innergex Renewable Energy, Inc.	123,954	1,154,627
Intact Financial Corporation	18,849	2,910,266
Loblaw Cos., Ltd.	255	23,345
Magna International, Inc.	281	15,864
Manulife Financial Corporation	1,854	35,044
Metro, Inc.	132	7,455
Suncor Energy, Inc.	528	15,488
Tourmaline Oil Corporation	339	15,973
West Fraser Timber Co., Ltd.	101	8,677
WSP Global, Inc.	129	17,043
		6,443,418
China — 0.2%
Linklogis, Inc. Class B 144A	508,887	181,818
Denmark — 0.0%
Coloplast A/S Class B	285	35,664
Finland — 0.0%
Neste OYJ	166	6,392
Orion OYJ Class B	274	11,371
		17,763
France — 5.3%
Cie Generale des Etablissements Michelin SCA	811	23,991
Hermes International	26	56,517
L’Oreal SA	156	72,770
Legrand SA	28,222	2,799,731
Schneider Electric SE	17,536	3,185,883
		6,138,892
Germany — 3.1%
adidas AG	5,778	1,121,672
Deutsche Post AG	381	18,617
Deutsche Telekom AG	515	11,237
HeidelbergCement AG	140	11,513
Knorr-Bremse AG	31,159	2,381,907
Muenchener Rueckversicherungs-Gesellschaft AG	52	19,522
Puma SE	78	4,700
SAP SE	432	59,014
Zalando SE 144A *	415	11,968
		3,640,150
Hong Kong — 2.1%
AIA Group, Ltd.	234,400	2,380,684
CK Asset Holdings, Ltd.	1,500	8,335
Henderson Land Development Co., Ltd.	1,000	2,978
Sun Hung Kai Properties, Ltd. (Hong Kong Exchange)	2,000	25,269
Techtronic Industries Co., Ltd.	1,000	10,936

See Notes to Financial Statements.

	Shares	Value
Wharf Real Estate Investment Co., Ltd.	1,000	$ 5,017
		2,433,219
Ireland — 5.6%
Accenture PLC Class A	276	85,168
Aon PLC Class A	10,044	3,467,189
ICON PLC*	11,554	2,890,811
James Hardie Industries PLC CDI*	225	6,002
Linde PLC	185	70,500
Willis Towers Watson PLC	24	5,652
		6,525,322
Israel — 0.0%
Bank Leumi Le-Israel BM	2,139	16,029
Check Point Software Technologies, Ltd.*	41	5,150
		21,179
Italy — 0.0%
Assicurazioni Generali SpA	1,071	21,780
Recordati Industria Chimica e Farmaceutica SpA	409	19,539
		41,319
Japan — 8.8%
Asahi Kasei Corporation	600	4,063
Bandai Namco Holdings, Inc.	300	6,947
Bridgestone Corporation	300	12,325
Canon, Inc.	900	23,658
Chugai Pharmaceutical Co., Ltd.	1,100	31,327
Eisai Co., Ltd.	400	27,110
Fujitsu, Ltd.	100	12,948
Goldwin, Inc.	100	8,514
Hoya Corporation	100	11,967
Kakaku.com, Inc.	200	2,881
Keyence Corporation	4,500	2,138,205
Kyowa Kirin Co., Ltd.	1,000	18,535
MatsukiyoCocokara & Co.	100	5,617
Mitsubishi Electric Corporation	2,100	29,687
Murata Manufacturing Co., Ltd.	31,400	1,803,645
Nidec Corporation	10,600	584,118
Nintendo Co., Ltd.	27,600	1,258,238
Nippon Shinyaku Co., Ltd.	100	4,091
Nippon Telegraph & Telephone Corporation	25,000	29,583
Nitori Holdings Co., Ltd.	200	22,459
Ono Pharmaceutical Co., Ltd.	1,100	19,848
Otsuka Holdings Co., Ltd.	900	33,013
Panasonic Holdings Corporation	1,000	12,262
Recruit Holdings Co., Ltd.	1,000	31,915
Shimadzu Corporation	73,300	2,265,601
Shimano, Inc.	10,400	1,741,036
Shionogi & Co., Ltd.	500	21,090
Shiseido Co., Ltd.	100	4,533
Sumitomo Dainippon Pharma Co., Ltd.	1,200	5,334
Taisho Pharmaceutical Holdings Co., Ltd.	300	11,285
	Shares	Value
Tokyo Electron, Ltd.	300	$ 43,209
Yamaha Motor Co., Ltd.	500	14,374
		10,239,418
Jersey — 1.7%
Aptiv PLC*	18,793	1,918,577
Experian PLC	416	15,967
		1,934,544
Netherlands — 3.8%
AerCap Holdings NV*	275	17,468
ASML Holding NV	3,206	2,325,403
Ferrari NV	22	7,193
Koninklijke Ahold Delhaize NV	274	9,342
Koninklijke Philips NV*	195	4,225
STMicroelectronics NV	231	11,523
Wolters Kluwer NV	16,661	2,115,505
		4,490,659
New Zealand — 0.0%
Fisher & Paykel Healthcare Corporation, Ltd.	483	7,273
Norway — 0.0%
Orkla ASA	1,197	8,607
Salmar ASA	116	4,674
Telenor ASA	429	4,350
		17,631
Singapore — 0.0%
Jardine Cycle & Carriage, Ltd.	300	7,736
Oversea-Chinese Banking Corporation, Ltd.	1,500	13,645
United Overseas Bank, Ltd.	500	10,376
Wilmar International, Ltd.	6,900	19,439
		51,196
Spain — 0.0%
Banco Santander SA	1,470	5,442
Industria de Diseno Textil SA	704	27,307
		32,749
Sweden — 0.1%
Atlas Copco AB, A Shares	1,468	21,193
Atlas Copco AB, B Shares	1,106	13,790
H & M Hennes & Mauritz AB, B Shares	641	11,024
Investor AB, A Shares	538	10,767
Investor AB, B Shares	1,267	25,346
Sandvik AB	249	4,862
		86,982
Switzerland — 2.6%
EMS-Chemie Holding AG	7	5,305
Geberit AG	12	6,289
Roche Holding AG	156	47,653
Roche Holding AG (Swiss Exchange)	63	20,688
SGS SA	125	11,825
Swisscom AG	14	8,738
See Notes to Financial Statements.

IMPACT EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
TE Connectivity, Ltd.	20,772	$ 2,911,403
		3,011,901
United Kingdom — 3.7%
3i Group PLC	346	8,576
Associated British Foods PLC	388	9,825
Auto Trader Group PLC 144A	3,116	24,194
BT Group PLC	6,123	9,528
Burberry Group PLC	833	22,477
CK Hutchison Holdings, Ltd.	1,000	6,103
DS Smith PLC	498,618	1,725,407
Kingfisher PLC	2,966	8,742
London Stock Exchange Group PLC	90	9,579
Pearson PLC	751	7,873
RELX PLC	708	23,620
Rightmove PLC	1,395	9,267
Rio Tinto PLC	551	35,016
SSE PLC	100,188	2,349,419
Vodafone Group PLC	14,905	14,053
		4,263,679
Total Foreign Common Stocks (Cost $48,814,270)		50,176,257
MONEY MARKET FUNDS — 3.7%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø ∞ (Cost $4,287,158)	4,287,158	4,287,158
TOTAL INVESTMENTS —99.6% (Cost $108,943,760)		116,305,647
Other Assets in Excess of Liabilities — 0.4%		441,180
NET ASSETS — 100.0%		$116,746,827
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	34.3
Industrials	17.2
Financials	16.3
Health Care	8.0
Consumer Discretionary	6.5
Utilities	4.8
Money Market Funds	3.7
Communication Services	3.3
Real Estate	3.0
Materials	1.7
Consumer Staples	0.8
Energy	—**
99.6
**Rounds to less than 0.05%

Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P/TSX 60 Index	09/2023	1	$ 183,974	$ 2,934
MSCI EAFE Index	09/2023	6	646,650	7,431
MSCI Emerging Markets	09/2023	5	249,475	1,113
S&P 500® E-Mini	09/2023	6	1,346,475	21,461
Canadian Dollars/U.S. Dollars	09/2023	2	151,260	1,453
Total Futures Contracts outstanding at June 30, 2023			$2,577,834	$34,392

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 61,842,232	$61,842,232	$ —	$ —
Foreign Common Stocks:
Canada	6,443,418	6,443,418	—	—
Ireland	6,525,322	6,519,320	6,002	—
Israel	21,179	5,150	16,029	—
Jersey	1,934,544	1,918,577	15,967	—
Netherlands	4,490,659	17,468	4,473,191	—
Switzerland	3,011,901	2,911,403	100,498	—
Other ^^	27,749,234	—	27,749,234	—
Total Foreign Common Stocks	50,176,257	17,815,336	32,360,921	—
Money Market Funds	4,287,158	4,287,158	—	—
Total Assets - Investments in Securities	$116,305,647	$83,944,726	$32,360,921	$ —
Other Financial Instruments***
Futures Contracts	$ 34,392	$ 34,392	$ —	$ —
Total Assets - Other Financial Instruments	$ 34,392	$ 34,392	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 95.1%
Communication Services — 8.5%
Activision Blizzard, Inc.*	81,020	$ 6,829,986
Alphabet, Inc. Class A*	525,153	62,860,814
Alphabet, Inc. Class C*	489,808	59,252,074
AT&T, Inc.	695,409	11,091,774
Charter Communications, Inc. Class A*	8,432	3,097,664
Comcast Corporation Class A	404,032	16,787,530
Electronic Arts, Inc.	29,821	3,867,784
Fox Corporation Class A	31,129	1,058,386
Fox Corporation Class B	9,099	290,167
Interpublic Group of Cos., Inc. (The)	47,139	1,818,623
Live Nation Entertainment, Inc.Δ*	10,940	996,743
Meta Platforms, Inc. Class A*	203,028	58,264,975
Netflix, Inc.*	39,413	17,361,032
News Corporation Class A	13,865	270,368
News Corporation Class BΔ	13,984	275,764
Omnicom Group, Inc.	24,095	2,292,639
Paramount Global Class BΔ	52,671	837,996
Take-Two Interactive Software, Inc.*	14,065	2,069,805
T-Mobile US, Inc.*	61,775	8,580,547
Verizon Communications, Inc.	402,790	14,979,760
Walt Disney Co. (The)*	161,795	14,445,058
Warner Bros Discovery, Inc.*	173,969	2,181,571
		289,511,060
Consumer Discretionary — 10.2%
Advance Auto Parts, Inc.	6,948	488,444
Amazon.com, Inc.*	810,221	105,620,410
AutoZone, Inc.*	1,895	4,724,917
Bath & Body Works, Inc.	13,836	518,850
Best Buy Co., Inc.	15,833	1,297,514
Booking Holdings, Inc.*	3,547	9,578,070
BorgWarner, Inc.	6,279	307,106
CarMax, Inc.Δ*	12,596	1,054,285
Carnival CorporationΔ*	59,898	1,127,879
Chipotle Mexican Grill, Inc.*	2,537	5,426,643
D.R. Horton, Inc.	16,760	2,039,524
Darden Restaurants, Inc.	14,447	2,413,805
Domino’s Pizza, Inc.	3,030	1,021,080
eBay, Inc.	52,085	2,327,679
Etsy, Inc.*	6,963	589,139
Expedia Group, Inc.*	10,462	1,144,438
Ford Motor Co.	308,985	4,674,943
General Motors Co.	115,117	4,438,912
Genuine Parts Co.	16,089	2,722,741
Hasbro, Inc.	10,784	698,480
Hilton Worldwide Holdings, Inc.	27,117	3,946,879
Home Depot, Inc. (The)	91,072	28,290,606
Lennar Corporation Class A	16,158	2,024,759
LKQ Corporation	18,658	1,087,202
Lowe’s Cos., Inc.	55,086	12,432,910
Marriott International, Inc. Class A	27,839	5,113,746
McDonald’s Corporation	75,356	22,486,984
Mohawk Industries, Inc.*	2,387	246,243
Newell Brands, Inc.	39,118	340,327
	Shares	Value
NIKE, Inc. Class B	119,062	$ 13,140,873
Norwegian Cruise Line Holdings, Ltd.*	18,047	392,883
NVR, Inc.*	171	1,085,956
O’Reilly Automotive, Inc.*	6,551	6,258,170
Pool Corporation	3,147	1,178,992
PulteGroup, Inc.	5,415	420,637
Ralph Lauren Corporation	2,058	253,751
Ross Stores, Inc.	29,803	3,341,810
Royal Caribbean Cruises, Ltd.Δ*	22,682	2,353,031
Starbucks Corporation	108,959	10,793,479
Tapestry, Inc.Δ	11,906	509,577
Tesla, Inc.*	244,880	64,102,238
TJX Cos., Inc. (The)	112,934	9,575,674
Tractor Supply Co.	10,039	2,219,623
Ulta Beauty, Inc.*	3,993	1,879,086
VF Corporation	27,573	526,369
Whirlpool Corporation	1,099	163,520
Yum! Brands, Inc.	32,785	4,542,362
		350,922,546
Consumer Staples — 6.7%
Archer-Daniels-Midland Co.	53,884	4,071,475
Bunge, Ltd.	7,541	711,493
Campbell Soup Co.	28,952	1,323,396
Church & Dwight Co., Inc.	27,416	2,747,906
Clorox Co. (The)	12,213	1,942,356
Coca-Cola Co. (The)	419,531	25,264,157
Colgate-Palmolive Co.	95,309	7,342,605
Conagra Brands, Inc.	80,687	2,720,766
Costco Wholesale Corporation	40,815	21,973,980
Dollar General Corporation	21,189	3,597,468
Dollar Tree, Inc.*	18,243	2,617,870
Estee Lauder Cos., Inc. (The) Class A	24,032	4,719,404
General Mills, Inc.	81,538	6,253,965
Hershey Co. (The)	17,543	4,380,487
Hormel Foods Corporation	54,805	2,204,257
J.M. Smucker Co. (The)	15,075	2,226,125
Kellogg Co.	47,724	3,216,598
Keurig Dr. Pepper, Inc.	116,575	3,645,300
Kimberly-Clark Corporation	41,146	5,680,617
Kraft Heinz Co. (The)	103,030	3,657,565
Kroger Co. (The)	65,482	3,077,654
Lamb Weston Holdings, Inc.	10,228	1,175,709
McCormick & Co., Inc. (Non-Voting Shares)	25,400	2,215,642
Mondelez International, Inc. Class A	149,208	10,883,231
Monster Beverage Corporation*	86,214	4,952,132
PepsiCo, Inc.	149,304	27,654,087
Procter & Gamble Co. (The)	241,747	36,682,690
Sysco Corporation	42,504	3,153,797
Target Corporation	40,435	5,333,376
Tyson Foods, Inc. Class A	27,409	1,398,955
Walgreens Boots Alliance, Inc.Δ	68,939	1,964,072
Walmart, Inc.	137,288	21,578,928
		230,368,063

See Notes to Financial Statements.

	Shares	Value
Energy — 3.9%
APA Corporation	16,020	$ 547,403
Archrock, Inc.	13	133
Baker Hughes Co.	101,928	3,221,944
Chevron Corporation	165,801	26,088,787
ConocoPhillips	119,384	12,369,376
Coterra Energy, Inc.	73,032	1,847,710
Devon Energy Corporation	56,709	2,741,313
Diamondback Energy, Inc.	10,890	1,430,510
EOG Resources, Inc.	52,844	6,047,467
EQT Corporation	19,299	793,768
Exxon Mobil Corporation	375,873	40,312,379
Halliburton Co.	68,091	2,246,322
Hess Corporation	22,208	3,019,178
Kinder Morgan, Inc.	206,299	3,552,469
Marathon Oil Corporation	36,685	844,489
Marathon Petroleum Corporation	38,290	4,464,614
Occidental Petroleum CorporationΔ	64,318	3,781,898
ONEOK, Inc.	35,809	2,210,132
Phillips 66Δ	36,783	3,508,363
Pioneer Natural Resources Co.	21,443	4,442,561
Targa Resources Corporation	19,483	1,482,656
Valero Energy Corporation	31,345	3,676,769
Williams Cos., Inc. (The)	127,227	4,151,417
		132,781,658
Financials — 11.9%
Aflac, Inc.	55,516	3,875,017
Allstate Corporation (The)	28,840	3,144,714
American Express Co.	56,945	9,919,819
American International Group, Inc.	65,815	3,786,995
Ameriprise Financial, Inc.	10,345	3,436,195
Arch Capital Group, Ltd.*	33,000	2,470,050
Arthur J. Gallagher & Co.	18,366	4,032,623
Assurant, Inc.	6,335	796,436
Bank of America Corporation	636,853	18,271,313
Bank of New York Mellon Corporation (The)	72,967	3,248,491
Berkshire Hathaway, Inc. Class B*	169,553	57,817,573
BlackRock, Inc.	13,016	8,995,878
Brown & Brown, Inc.	18,702	1,287,446
Capital One Financial Corporation	34,907	3,817,779
Cboe Global Markets, Inc.	13,221	1,824,630
Charles Schwab Corporation (The)	139,112	7,884,868
Cincinnati Financial Corporation	10,988	1,069,352
Citigroup, Inc.	159,253	7,332,008
Citizens Financial Group, Inc.	34,788	907,271
CME Group, Inc.	34,101	6,318,574
Comerica, Inc.	10,547	446,771
Discover Financial Services	22,685	2,650,742
Everest Re Group, Ltd.	3,173	1,084,722
FactSet Research Systems, Inc.	4,700	1,883,055
Fidelity National Information Services, Inc.	56,930	3,114,071
Fifth Third Bancorp	52,084	1,365,122
Fiserv, Inc.*	61,102	7,708,017
FleetCor Technologies, Inc.*	6,254	1,570,254
Franklin Resources, Inc.Δ	23,495	627,551
	Shares	Value
Global Payments, Inc.	22,769	$ 2,243,202
Globe Life, Inc.	4,186	458,869
Goldman Sachs Group, Inc. (The)	28,733	9,267,542
Hartford Financial Services Group, Inc. (The)	28,747	2,070,359
Huntington Bancshares, Inc.	118,830	1,280,987
Intercontinental Exchange, Inc.	50,280	5,685,662
Invesco, Ltd.	17,740	298,209
Jack Henry & Associates, Inc.Δ	7,793	1,304,003
JPMorgan Chase & Co.	268,381	39,033,333
KeyCorp	64,549	596,433
Lincoln National Corporation	2,879	74,163
Loews Corporation	28,928	1,717,745
M&T Bank Corporation	18,081	2,237,705
MarketAxess Holdings, Inc.	2,840	742,433
Marsh & McLennan Cos., Inc.	46,486	8,743,087
Mastercard, Inc. Class A	75,486	29,688,644
MetLife, Inc.	64,005	3,618,203
Moody’s Corporation	11,483	3,992,869
Morgan Stanley	122,245	10,439,723
MSCI, Inc.	5,628	2,641,164
Nasdaq, Inc.	27,420	1,366,887
Northern Trust Corporation	16,617	1,231,984
PayPal Holdings, Inc.*	97,844	6,529,130
PNC Financial Services Group, Inc. (The)	36,729	4,626,018
Principal Financial Group, Inc.	19,881	1,507,775
Progressive Corporation (The)	59,795	7,915,064
Prudential Financial, Inc.	36,128	3,187,212
Raymond James Financial, Inc.	13,842	1,436,384
Regions Financial Corporation	64,510	1,149,568
S&P Global, Inc.	31,215	12,513,781
State Street Corporation	30,870	2,259,067
Synchrony Financial	32,331	1,096,667
T. Rowe Price Group, Inc.	22,044	2,469,369
Travelers Cos., Inc. (The)	30,201	5,244,706
Truist Financial Corporation	110,967	3,367,848
U.S. Bancorp	125,414	4,143,679
Visa, Inc. Class AΔ	149,598	35,526,533
W.R. Berkley Corporation	31,137	1,854,520
Wells Fargo & Co.	346,762	14,799,802
Zions Bancorp NAΔ	4,475	120,198
		409,167,864
Health Care — 12.3%
Abbott Laboratories	163,407	17,814,631
Agilent Technologies, Inc.	47,128	5,667,142
Align Technology, Inc.*	3,830	1,354,441
AmerisourceBergen Corporation	17,971	3,458,160
Amgen, Inc.	75,403	16,740,974
Baxter International, Inc.	49,046	2,234,536
Becton, Dickinson and Co.	32,351	8,540,987
Biogen, Inc.*	28,095	8,002,861
Bio-Rad Laboratories, Inc. Class A*	3,770	1,429,282
Boston Scientific Corporation*	137,673	7,446,733
Bristol-Myers Squibb Co.	357,877	22,886,234
Cardinal Health, Inc.	27,527	2,603,228
Catalent, Inc.Δ*	30,315	1,314,458
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Centene Corporation*	55,255	$ 3,726,950
Charles River Laboratories International, Inc.*	8,090	1,700,922
Cigna Group (The)	31,811	8,926,167
CVS Health Corporation	128,942	8,913,760
Danaher Corporation	69,244	16,618,560
DaVita, Inc.*	9,259	930,252
DENTSPLY SIRONA, Inc.	16,089	643,882
Dexcom, Inc.*	34,256	4,402,239
Edwards Lifesciences Corporation*	57,327	5,407,656
Elevance Health, Inc.	24,139	10,724,716
Eli Lilly and Co.	91,353	42,842,730
GE HealthCare Technologies, Inc.	36,757	2,986,139
Gilead Sciences, Inc.	197,743	15,240,053
HCA Healthcare, Inc.	21,308	6,466,552
Henry Schein, Inc.*	19,612	1,590,533
Hologic, Inc.*	29,305	2,372,826
Humana, Inc.	13,229	5,915,083
IDEXX Laboratories, Inc.*	6,155	3,091,226
Illumina, Inc.*	14,975	2,807,663
Incyte Corporation*	76,092	4,736,727
Insulet Corporation*	4,630	1,335,014
Intuitive Surgical, Inc.*	28,775	9,839,323
IQVIA Holdings, Inc.*	25,005	5,620,374
Laboratory Corporation of America Holdings	9,830	2,372,274
McKesson Corporation	16,333	6,979,254
Mettler-Toledo International, Inc.*	3,103	4,070,019
Moderna, Inc.*	33,300	4,045,950
Molina Healthcare, Inc.*	6,429	1,936,672
Organon & Co.	158,566	3,299,758
Quest Diagnostics, Inc.	16,017	2,251,350
Regeneron Pharmaceuticals, Inc.*	13,410	9,635,621
ResMed, Inc.	11,820	2,582,670
Revvity, Inc.	21,618	2,568,002
Stryker Corporation	29,912	9,125,852
Teleflex, Inc.	4,060	982,642
Thermo Fisher Scientific, Inc.	31,334	16,348,514
UnitedHealth Group, Inc.	89,562	43,047,080
Universal Health Services, Inc. Class B	6,340	1,000,262
Vertex Pharmaceuticals, Inc.*	35,976	12,660,314
Viatris, Inc.	630,351	6,290,903
Waters Corporation*	10,349	2,758,422
West Pharmaceutical Services, Inc.	10,746	4,110,023
Zimmer Biomet Holdings, Inc.	18,826	2,741,066
Zoetis, Inc.	90,363	15,561,412
		420,701,074
Industrials — 7.8%
3M Co.	52,910	5,295,762
A.O. Smith Corporation	16,217	1,180,273
Alaska Air Group, Inc.*	19,824	1,054,240
American Airlines Group, Inc.Δ*	39,524	709,061
AMETEK, Inc.	20,180	3,266,738
Automatic Data Processing, Inc.	42,820	9,411,408
Axon Enterprise, Inc.*	6,195	1,208,768
Boeing Co. (The)*	48,242	10,186,781
Broadridge Financial Solutions, Inc.	10,733	1,777,707
	Shares	Value
C.H. Robinson Worldwide, Inc.	12,459	$ 1,175,507
Carrier Global Corporation	63,362	3,149,725
Caterpillar, Inc.	46,694	11,489,059
Cintas Corporation	7,570	3,762,896
Copart, Inc.*	30,074	2,743,050
CoStar Group, Inc.*	32,094	2,856,366
CSX Corporation	215,904	7,362,326
Cummins, Inc.	12,679	3,108,384
Deere & Co.	25,133	10,183,640
Delta Air Lines, Inc.Δ*	58,547	2,783,324
Dover Corporation	11,833	1,747,142
Emerson Electric Co.	55,944	5,056,778
Equifax, Inc.	9,414	2,215,114
Expeditors International of Washington, Inc.	6,818	825,864
Fastenal Co.	46,855	2,763,976
FedEx Corporation	15,791	3,914,589
Fortive Corporation	28,087	2,100,065
Generac Holdings, Inc.*	4,876	727,158
General Dynamics Corporation	28,367	6,103,160
General Electric Co.	87,424	9,603,526
Honeywell International, Inc.	58,926	12,227,145
Howmet Aerospace, Inc.	32,372	1,604,356
Huntington Ingalls Industries, Inc.	2,805	638,418
IDEX Corporation	5,716	1,230,426
Illinois ToolWorks, Inc.	28,151	7,042,254
Ingersoll-Rand, Inc.	25,879	1,691,451
J.B. Hunt Transport Services, Inc.	9,677	1,751,827
Jacobs Solutions, Inc.	12,155	1,445,108
L3Harris Technologies, Inc.	20,606	4,034,037
Leidos Holdings, Inc.	16,258	1,438,508
Lockheed Martin Corporation	24,060	11,076,743
Masco Corporation	23,878	1,370,120
Nordson Corporation	5,292	1,313,369
Norfolk Southern Corporation	24,732	5,608,228
Northrop Grumman Corporation	14,300	6,517,940
Old Dominion Freight Line, Inc.	7,428	2,746,503
Otis Worldwide Corporation	31,681	2,819,926
PACCAR, Inc.	45,897	3,839,284
Parker-Hannifin Corporation	8,815	3,438,203
Paychex, Inc.	34,804	3,893,524
Quanta Services, Inc.	8,814	1,731,510
Raytheon Technologies Corporation	143,659	14,072,836
Republic Services, Inc.	27,745	4,249,702
Robert Half International, Inc.	4,920	370,082
Rockwell Automation, Inc.	10,107	3,329,751
Rollins, Inc.	21,375	915,491
Snap-on, Inc.	5,899	1,700,033
Southwest Airlines Co.	75,882	2,747,687
Stanley Black & Decker, Inc.	10,352	970,086
Textron, Inc.	15,886	1,074,370
TransDigm Group, Inc.	3,326	2,974,009
Union Pacific Corporation	60,280	12,334,494
United Airlines Holdings, Inc.*	14,679	805,437
United Parcel Service, Inc. Class B	67,186	12,043,091
United Rentals, Inc.	1,903	847,539
Verisk Analytics, Inc.	12,729	2,877,136
W.W. Grainger, Inc.	2,817	2,221,458

See Notes to Financial Statements.

	Shares	Value
Waste Management, Inc.	42,596	$ 7,386,998
Westinghouse Air Brake Technologies Corporation	11,295	1,238,723
Xylem, Inc.	9,669	1,088,923
		268,469,113
Information Technology — 27.0%
Adobe, Inc.*	41,557	20,320,957
Advanced Micro Devices, Inc.*	138,010	15,720,719
Akamai Technologies, Inc.*	12,022	1,080,417
Amphenol Corporation Class A	67,536	5,737,183
Analog Devices, Inc.	48,666	9,480,623
ANSYS, Inc.*	6,671	2,203,231
Apple, Inc.	1,344,488	260,790,337
Applied Materials, Inc.	71,724	10,366,987
Arista Networks, Inc.*	18,932	3,068,120
Autodesk, Inc.*	18,555	3,796,539
Broadcom, Inc.	38,489	33,386,513
Cadence Design Systems, Inc.*	23,784	5,577,824
CDW Corporation	11,000	2,018,500
Ceridian HCM Holding, Inc.*	10,792	722,740
Cisco Systems, Inc.	386,291	19,986,696
Cognizant Technology Solutions Corporation Class A	50,859	3,320,076
Corning, Inc.	81,585	2,858,738
DXC Technology Co.*	18,725	500,332
Enphase Energy, Inc.*	12,624	2,114,268
EPAM Systems, Inc.*	4,578	1,028,906
F5, Inc.*	3,179	464,961
Fair Isaac Corporation*	1,045	845,624
First Solar, Inc.*	9,794	1,861,741
Fortinet, Inc.*	57,750	4,365,323
Gartner, Inc.*	5,374	1,882,566
Gen Digital, Inc.	62,969	1,168,075
Hewlett Packard Enterprise Co.	153,179	2,573,407
HP, Inc.	103,716	3,185,118
Intel Corporation	388,769	13,000,435
International Business Machines Corporation	90,371	12,092,544
Intuit, Inc.	23,429	10,734,934
Juniper Networks, Inc.	33,556	1,051,310
Keysight Technologies, Inc.*	13,420	2,247,179
KLA Corporation	11,211	5,437,559
Lam Research Corporation	10,705	6,881,816
Microchip Technology, Inc.	41,030	3,675,878
Micron Technology, Inc.	101,205	6,387,048
Microsoft Corporation	679,060	231,247,092
Monolithic Power Systems, Inc.	3,300	1,782,759
Motorola Solutions, Inc.	13,943	4,089,203
NetApp, Inc.	26,509	2,025,288
NVIDIA Corporation	223,493	94,542,009
ON Semiconductor Corporation*	33,696	3,186,968
Oracle Corporation	145,192	17,290,915
Palo Alto Networks, Inc.Δ*	27,463	7,017,071
Paycom Software, Inc.	3,850	1,236,774
PTC, Inc.*	10,548	1,500,980
Qorvo, Inc.*	3,926	400,570
QUALCOMM, Inc.	101,161	12,042,205
Roper Technologies, Inc.	12,111	5,822,969
	Shares	Value
Salesforce, Inc.*	90,121	$ 19,038,962
ServiceNow, Inc.*	16,681	9,374,222
Skyworks Solutions, Inc.	15,419	1,706,729
SolarEdge Technologies, Inc.*	4,244	1,141,848
Synopsys, Inc.*	14,009	6,099,659
Teledyne Technologies, Inc.*	4,739	1,948,250
Teradyne, Inc.Δ	9,806	1,091,702
Texas Instruments, Inc.	86,482	15,568,490
Trimble, Inc.*	19,275	1,020,419
Tyler Technologies, Inc.*	3,141	1,308,132
VeriSign, Inc.*	4,350	982,970
Western Digital Corporation*	22,012	834,915
Zebra Technologies Corporation Class A*	4,187	1,238,640
		925,474,965
Materials — 2.0%
Air Products and Chemicals, Inc.	20,651	6,185,594
Albemarle CorporationΔ	8,321	1,856,332
Avery Dennison Corporation	5,863	1,007,263
Ball CorporationΔ	26,240	1,527,430
Celanese Corporation	7,902	915,052
CF Industries Holdings, Inc.	17,573	1,219,918
Corteva, Inc.	79,424	4,550,995
Dow, Inc.	79,059	4,210,682
DuPont de Nemours, Inc.	47,302	3,379,255
Eastman Chemical Co.	14,389	1,204,647
Ecolab, Inc.	20,111	3,754,523
FMC Corporation	14,783	1,542,458
Freeport-McMoRan, Inc.	123,949	4,957,960
International Flavors & Fragrances, Inc.	23,797	1,894,003
International Paper Co.	43,581	1,386,312
Martin Marietta Materials, Inc.	5,969	2,755,828
Mosaic Co. (The)	35,598	1,245,930
Newmont Corporation	75,968	3,240,795
Nucor Corporation	23,742	3,893,213
Packaging Corporation of America	13,571	1,793,543
PPG Industries, Inc.	18,443	2,735,097
Sealed Air Corporation	10,710	428,400
Sherwin-Williams Co. (The)	21,527	5,715,849
Steel Dynamics, Inc.	14,925	1,625,780
Vulcan Materials Co.	17,870	4,028,613
Westrock Co.	21,818	634,249
		67,689,721
Real Estate — 2.3%
Alexandria Real Estate Equities, Inc. REIT	11,494	1,304,454
American Tower Corporation REIT	41,821	8,110,765
AvalonBay Communities, Inc. REIT	14,896	2,819,366
Boston Properties, Inc. REIT	11,272	649,154
Camden Property Trust REIT	8,401	914,617
CBRE Group, Inc. Class A*	35,708	2,881,993
Crown Castle, Inc. REIT	38,898	4,432,038
Digital Realty Trust, Inc. REIT	25,560	2,910,517
Equinix, Inc. REIT	8,002	6,273,088
Equity Residential REIT	36,341	2,397,416
Essex Property Trust, Inc. REIT	8,395	1,966,948
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Extra Space Storage, Inc. REITΔ	8,534	$ 1,270,286
Federal Realty Investment Trust REIT	2,600	251,602
Healthpeak Properties, Inc. REIT	68,876	1,384,408
Host Hotels & Resorts, Inc. REIT	47,716	803,060
Invitation Homes, Inc. REIT	34,795	1,196,948
Iron Mountain, Inc. REIT	32,755	1,861,139
Kimco Realty Corporation REIT	56,971	1,123,468
Mid-America Apartment Communities, Inc. REIT	12,145	1,844,340
Prologis, Inc. REIT	81,752	10,025,248
Public Storage REIT	14,785	4,315,446
Realty Income Corporation REIT	76,588	4,579,197
Regency Centers Corporation REIT	15,104	932,974
SBA Communications Corporation REIT	9,082	2,104,844
Simon Property Group, Inc. REIT	25,427	2,936,310
UDR, Inc. REIT	34,368	1,476,449
Ventas, Inc. REIT	33,547	1,585,767
Welltower, Inc. REIT	51,201	4,141,649
Weyerhaeuser Co. REIT	57,740	1,934,867
		78,428,358
Utilities — 2.5%
AES Corporation (The)	56,201	1,165,047
Alliant Energy Corporation	22,632	1,187,727
Ameren Corporation	19,884	1,623,926
American Electric Power Co., Inc.	43,060	3,625,652
American Water Works Co., Inc.	16,760	2,392,490
Atmos Energy CorporationΔ	14,912	1,734,862
CenterPoint Energy, Inc.	50,231	1,464,234
CMS Energy CorporationΔ	24,417	1,434,499
Consolidated Edison, Inc.	54,284	4,907,274
Constellation Energy Corporation	27,905	2,554,703
Dominion Energy, Inc.	84,336	4,367,761
DTE Energy Co.	16,224	1,784,964
Duke Energy Corporation	84,950	7,623,413
Edison International	35,412	2,459,363
Entergy Corporation	16,902	1,645,748
Evergy, Inc.	17,247	1,007,570
Eversource Energy	27,044	1,917,960
Exelon Corporation	90,545	3,688,803
FirstEnergy Corporation	45,258	1,759,631
NextEra Energy, Inc.	174,443	12,943,671
NiSource, Inc.	23,079	631,211
NRG Energy, Inc.	19,377	724,506
PG&E Corporation*	133,703	2,310,388
Pinnacle West Capital Corporation	4,108	334,638
PPL Corporation	38,698	1,023,949
Public Service Enterprise Group, Inc.	46,751	2,927,080
Sempra Energy	30,276	4,407,883
Southern Co. (The)	109,049	7,660,692
WEC Energy Group, Inc.	33,758	2,978,806
	Shares	Value
Xcel Energy, Inc.	36,082	$ 2,243,218
		86,531,669
Total Common Stocks (Cost $1,961,354,623)		3,260,046,091

FOREIGN COMMON STOCKS — 3.2%
Canada — 0.0%
Enerflex, Ltd.	6	41
Curacao — 0.2%
Schlumberger NV	127,652	6,270,266
Ireland — 2.2%
Accenture PLC Class AΔ	58,933	18,185,545
Allegion PLC	8,862	1,063,617
Aon PLC Class A	19,060	6,579,512
Eaton Corporation PLCΔ	34,612	6,960,473
Johnson Controls International PLCΔ	65,453	4,459,967
Linde PLC	48,518	18,489,239
Medtronic PLCΔ	123,226	10,856,211
Pentair PLC	6,692	432,303
Seagate Technology Holdings PLC	20,280	1,254,724
STERIS PLC	7,533	1,694,774
Trane Technologies PLC	16,206	3,099,560
Willis Towers Watson PLCΔ	12,561	2,958,116
		76,034,041
Jersey — 0.1%
Amcor PLC	225,378	2,249,272
Aptiv PLC*	21,684	2,213,720
		4,462,992
Netherlands — 0.2%
LyondellBasell Industries NV Class A	27,312	2,508,061
NXP Semiconductor NV	22,877	4,682,465
		7,190,526
Switzerland — 0.5%
Chubb, Ltd.	48,711	9,379,790
Garmin, Ltd.	14,411	1,502,923
TE Connectivity, Ltd.	28,610	4,009,978
		14,892,691
Total Foreign Common Stocks (Cost $71,487,072)		108,850,557

MONEY MARKET FUNDS — 1.6%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	53,474,911	53,474,911
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø§	135,500	135,500

See Notes to Financial Statements.

	Shares	Value
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	6,255	$ 6,255
Total Money Market Funds (Cost $53,616,666)		53,616,666
TOTAL INVESTMENTS — 99.9% (Cost $2,086,458,361)		3,422,513,314
Other Assets in Excess of Liabilities — 0.1%		3,266,435
NET ASSETS — 100.0%		$3,425,779,749
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	27.7
Health Care	12.7
Financials	12.5
Consumer Discretionary	10.3
Communication Services	8.5
Industrials	8.2
Consumer Staples	6.7
Energy	4.1
Materials	2.8
Utilities	2.5
Real Estate	2.3
Money Market Funds	1.6
99.9
Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2023	247	$55,429,888	$679,264
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$3,260,046,091	$3,260,046,091	$ —	$ —
Foreign Common Stocks	108,850,557	108,850,557	—	—
Money Market Funds	53,616,666	53,616,666	—	—
Total Assets - Investments in Securities	$3,422,513,314	$3,422,513,314	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 679,264	$ 679,264	$ —	$ —
Total Assets - Other Financial Instruments	$ 679,264	$ 679,264	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 90.3%
Communication Services — 5.0%
Activision Blizzard, Inc.*	7,420	$ 625,506
AMC Entertainment Holdings, Inc. Class AΔ*	3,029	13,328
AT&T, Inc.	60,847	970,510
Cable One, Inc.	15	9,856
Comcast Corporation Class A	35,252	1,464,721
Electronic Arts, Inc.	2,288	296,754
Fox Corporation Class A	2,285	77,690
Fox Corporation Class B	1,520	48,473
Frontier Communications Parent, Inc.*	840	15,658
IAC, Inc.*	624	39,187
Interpublic Group of Cos., Inc. (The)	2,902	111,959
Liberty Broadband Corporation*	529	42,378
Liberty Broadband Corporation Class A*	105	8,372
Liberty Media Corporation Class A*	1,775	58,238
Liberty Media Corporation-Liberty Formula One*	1,591	119,770
Liberty Media Corporation-Liberty Formula One Class A*	112	7,573
Liberty Media Corporation-Liberty SiriusXM Class C*	423	13,845
Live Nation Entertainment, Inc.Δ*	711	64,779
New York Times Co. (The) Class A	1,000	39,380
News Corporation Class A	2,285	44,557
News Corporation Class B	446	8,795
Nexstar Media Group, Inc. Class A	191	31,811
Omnicom Group, Inc.	1,654	157,378
Paramount Global Class B	5,200	82,732
Roku, Inc.*	807	51,616
Sirius XM Holdings, Inc.Δ	7,642	34,618
Take-Two Interactive Software, Inc.*	1,336	196,606
T-Mobile US, Inc.*	5,051	701,584
Verizon Communications, Inc.	36,087	1,342,076
Walt Disney Co. (The)*	14,626	1,305,809
Warner Bros Discovery, Inc.*	17,507	219,538
ZoomInfo Technologies, Inc.*	1,250	31,737
		8,236,834
Consumer Discretionary — 4.9%
ADT, Inc.Δ	2,684	16,185
Advance Auto Parts, Inc.	456	32,057
Aramark	2,497	107,496
AutoNation, Inc.Δ*	330	54,321
AutoZone, Inc.*	26	64,827
Bath & Body Works, Inc.	1,381	51,788
Best Buy Co., Inc.	1,245	102,028
BorgWarner, Inc.	1,749	85,543
Bright Horizons Family Solutions, Inc.*	438	40,493
Brunswick Corporation	461	39,941
Capri Holdings, Ltd.*	604	21,678
CarMax, Inc.Δ*	852	71,312
Carnival CorporationΔ*	8,217	154,726
Carter's, Inc.	444	32,234
Columbia Sportswear Co.	538	41,555
	Shares	Value
D.R. Horton, Inc.	2,394	$ 291,326
Darden Restaurants, Inc.	641	107,098
Dick's Sporting Goods, Inc.	459	60,675
DoorDash, Inc. Class A*	525	40,121
eBay, Inc.	3,941	176,123
Etsy, Inc.*	247	20,899
Expedia Group, Inc.*	205	22,425
Ford Motor Co.	32,185	486,959
GameStop Corporation Class AΔ*	1,865	45,226
General Motors Co.	10,962	422,695
Gentex Corporation	2,642	77,305
Genuine Parts Co.	1,658	280,583
Grand Canyon Education, Inc.*	469	48,406
H&R Block, Inc.	786	25,050
Harley-Davidson, Inc.	462	16,267
Hasbro, Inc.	1,505	97,479
Hilton Worldwide Holdings, Inc.	1,124	163,598
Hyatt Hotels Corporation Class A	418	47,895
Kohl’s Corporation	720	16,596
Lear Corporation	354	50,817
Leggett & Platt, Inc.	530	15,699
Lennar Corporation Class A	2,269	284,328
Lithia Motors, Inc.	189	57,477
LKQ Corporation	3,037	176,966
Lowe’s Cos., Inc.	1,223	276,031
Lucid Group, Inc.Δ*	5,070	34,932
Macy’s, Inc.	782	12,551
Marriott Vacations Worldwide Corporation	292	35,834
Mattel, Inc.*	3,422	66,866
McDonald’s Corporation	4,190	1,250,338
Mister Car Wash, Inc.Δ*	754	7,276
Mohawk Industries, Inc.*	337	34,765
Newell Brands, Inc.	2,906	25,282
NIKE, Inc. Class B	4,497	496,334
Norwegian Cruise Line Holdings, Ltd.*	3,153	68,641
NVR, Inc.*	18	114,311
O’Reilly Automotive, Inc.*	183	174,820
Ollie's Bargain Outlet Holdings, Inc.*	324	18,769
Penske Automotive Group, Inc.Δ	192	31,993
Polaris, Inc.Δ	403	48,735
PulteGroup, Inc.	1,309	101,683
PVH Corporation	162	13,765
Ralph Lauren CorporationΔ	379	46,731
RH*	18	5,933
Rivian Automotive, Inc. Class AΔ*	4,214	70,205
Ross Stores, Inc.	556	62,344
Royal Caribbean Cruises, Ltd.Δ*	1,398	145,029
Service Corporation International	1,858	120,008
Skechers U.S.A., Inc. Class A*	658	34,650
Tapestry, Inc.	1,755	75,114
Tempur Sealy International, Inc.	1,204	48,244
Thor Industries, Inc.Δ	326	33,741
Toll Brothers, Inc.	336	26,568
TopBuild Corporation*	119	31,656
Under Armour, Inc. Class C*	968	6,495

See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Vail Resorts, Inc.	282	$ 70,996
Valvoline, Inc.	606	22,731
VF Corporation	3,534	67,464
Wayfair, Inc. Class AΔ*	385	25,029
Whirlpool Corporation	379	56,391
Williams-Sonoma, Inc.	294	36,791
Wyndham Hotels & Resorts, Inc.	505	34,628
Yum! Brands, Inc.	997	138,134
		7,920,005
Consumer Staples — 7.9%
Albertsons Cos., Inc. Class A	1,406	30,679
Archer-Daniels-Midland Co.	4,615	348,709
BJ's Wholesale Club Holdings, Inc.*	631	39,759
Bunge, Ltd.	1,227	115,767
Campbell Soup Co.	2,083	95,214
Casey’s General Stores, Inc.	223	54,385
Church & Dwight Co., Inc.	1,339	134,208
Coca-Cola Co. (The)	20,294	1,222,105
Colgate-Palmolive Co.	6,155	474,181
Conagra Brands, Inc.	5,282	178,109
Coty, Inc. Class A*	5,539	68,074
Darling Ingredients, Inc.*	1,055	67,298
Dollar Tree, Inc.*	1,636	234,766
Estee Lauder Cos., Inc. (The) Class A	1,547	303,800
Flowers Foods, Inc.	2,526	62,847
General Mills, Inc.	6,179	473,929
Grocery Outlet Holding Corporation*	444	13,591
Hershey Co. (The)	526	131,342
Hormel Foods Corporation	4,166	167,557
Ingredion, Inc.	566	59,968
J.M. Smucker Co. (The)	1,526	225,344
Kellogg Co.	2,653	178,812
Keurig Dr. Pepper, Inc.	11,696	365,734
Kimberly-Clark Corporation	1,556	214,821
Kraft Heinz Co. (The)	7,887	279,989
Kroger Co. (The)	5,693	267,571
McCormick & Co., Inc. (Non-Voting Shares)	2,235	194,959
Mondelez International, Inc. Class A	13,576	990,233
PepsiCo, Inc.	5,214	965,737
Performance Food Group Co.*	469	28,253
Pilgrim’s Pride Corporation*	209	4,491
Post Holdings, Inc.*	304	26,342
Procter & Gamble Co. (The)	16,574	2,514,939
Reynolds Consumer Products, Inc.	1,447	40,878
Seaboard Corporation	3	10,682
Tyson Foods, Inc. Class A	2,592	132,296
U.S. Foods Holding Corporation*	1,212	53,328
Walgreens Boots Alliance, Inc.	5,752	163,875
Walmart, Inc.	12,159	1,911,152
		12,845,724
Energy — 7.3%
Antero Midstream Corporation	2,130	24,708
Antero Resources Corporation*	1,429	32,910
Baker Hughes Co.	8,018	253,449
Chesapeake Energy Corporation	923	77,237
Chevron Corporation	14,889	2,342,784
	Shares	Value
ConocoPhillips	10,386	$ 1,076,093
Coterra Energy, Inc.	6,273	158,707
Devon Energy Corporation	4,574	221,107
Diamondback Energy, Inc.	1,155	151,721
DT Midstream, Inc.	459	22,753
EOG Resources, Inc.	4,631	529,972
EQT Corporation	2,588	106,444
Exxon Mobil Corporation	34,120	3,659,370
Halliburton Co.	5,587	184,315
Hess Corporation	744	101,147
HF Sinclair Corporation	1,101	49,116
Kinder Morgan, Inc.	18,154	312,612
Marathon Oil Corporation	4,540	104,511
Marathon Petroleum Corporation	3,782	440,981
NOV, Inc.	2,112	33,876
Occidental Petroleum CorporationΔ	5,238	307,994
ONEOK, Inc.	2,835	174,976
Ovintiv, Inc.Δ	255	9,708
PDC Energy, Inc.	184	13,090
Phillips 66Δ	3,831	365,401
Pioneer Natural Resources Co.	1,919	397,578
Range Resources Corporation	1,131	33,251
Southwestern Energy Co.*	5,749	34,552
Valero Energy Corporation	3,050	357,765
Williams Cos., Inc. (The)	10,769	351,392
		11,929,520
Financials — 18.4%
Affirm Holdings, Inc.Δ*	851	13,046
Aflac, Inc.	5,153	359,679
AGNC Investment Corporation REITΔ	1,368	13,858
Allstate Corporation (The)	2,412	263,004
Ally Financial, Inc.	1,544	41,703
American Express Co.	3,668	638,966
American Financial Group, Inc.	583	69,231
American International Group, Inc.	6,550	376,887
Annaly Capital Management, Inc. REIT	3,135	62,731
Arch Capital Group, Ltd.*	2,291	171,481
Arthur J. Gallagher & Co.	1,606	352,629
Assurant, Inc.	456	57,328
Assured Guaranty, Ltd.	287	16,015
Axis Capital Holdings, Ltd.	655	35,259
Bank of America Corporation	57,598	1,652,487
Bank of New York Mellon Corporation (The)	6,536	290,983
Bank OZKΔ	159	6,385
Berkshire Hathaway, Inc. Class B*	15,003	5,116,023
BlackRock, Inc.	1,237	854,940
Block, Inc.*	2,493	165,959
Brown & Brown, Inc.	2,044	140,709
Capital One Financial Corporation	3,152	344,734
Carlyle Group, Inc. (The)	1,085	34,666
Cboe Global Markets, Inc.	1,007	138,976
Charles Schwab Corporation (The)	11,988	679,480
Cincinnati Financial Corporation	1,398	136,053
Citigroup, Inc.	15,449	711,272
Citizens Financial Group, Inc.	3,357	87,551

See Notes to Financial Statements.

	Shares	Value
CME Group, Inc.	3,124	$ 578,846
CNA Financial Corporation	2,002	77,317
Coinbase Global, Inc. Class AΔ*	1,041	74,484
Columbia Banking System, Inc.	1,700	34,476
Comerica, Inc.	982	41,597
Commerce Bancshares, Inc.	1,248	60,778
Credit Acceptance CorporationΔ*	27	13,714
Cullen/Frost Bankers, Inc.	436	46,883
Discover Financial Services	2,174	254,032
East West Bancorp, Inc.	887	46,825
Evercore, Inc. Class A	54	6,674
Everest Re Group, Ltd.	276	94,353
Fidelity National Financial, Inc.	2,377	85,572
Fidelity National Information Services, Inc.	5,126	280,392
Fifth Third Bancorp	5,109	133,907
First American Financial Corporation	743	42,366
First Citizens BancShares, Inc. Class A	66	84,708
First Hawaiian, Inc.	562	10,122
First Horizon Corporation	4,487	50,568
Fiserv, Inc.*	3,871	488,327
FNB Corporation	3,594	41,115
Franklin Resources, Inc.	2,081	55,583
Global Payments, Inc.	2,019	198,912
Globe Life, Inc.	503	55,139
Goldman Sachs Group, Inc. (The)	2,746	885,695
Hanover Insurance Group, Inc. (The)	343	38,769
Hartford Financial Services Group, Inc. (The)	2,999	215,988
Huntington Bancshares, Inc.	13,265	142,997
Interactive Brokers Group, Inc. Class A	742	61,638
Intercontinental Exchange, Inc.	4,680	529,214
Invesco, Ltd.	1,036	17,415
Jack Henry & Associates, Inc.	274	45,848
Jefferies Financial Group, Inc.	847	28,095
JPMorgan Chase & Co.	23,886	3,473,980
Kemper Corporation	372	17,953
KeyCorp	7,730	71,425
KKR & Co., Inc.	4,369	244,664
Lazard, Ltd. Class A	471	15,072
Lincoln National Corporation	535	13,782
Loews Corporation	2,715	161,217
M&T Bank Corporation	1,439	178,091
Markel Corporation*	73	100,972
Marsh & McLennan Cos., Inc.	660	124,133
MetLife, Inc.	5,568	314,759
MGIC Investment Corporation	1,510	23,843
Moody’s Corporation	99	34,424
Morgan Stanley	10,541	900,201
MSCI, Inc.	164	76,964
Nasdaq, Inc.	2,708	134,994
New York Community Bancorp, Inc.Δ	3,240	36,418
Northern Trust Corporation	1,693	125,519
Old Republic International Corporation	2,745	69,092
OneMain Holdings, Inc.	688	30,059
PayPal Holdings, Inc.*	832	55,519
	Shares	Value
Pinnacle Financial Partners, Inc.	110	$ 6,231
PNC Financial Services Group, Inc. (The)	3,315	417,524
Popular, Inc.	352	21,303
Primerica, Inc.	63	12,459
Principal Financial Group, Inc.	1,733	131,431
Progressive Corporation (The)	1,392	184,259
Prosperity Bancshares, Inc.	992	56,028
Prudential Financial, Inc.	3,074	271,188
Raymond James Financial, Inc.	1,518	157,523
Regions Financial Corporation	7,234	128,910
Reinsurance Group of America, Inc.	566	78,499
RLI Corporation	187	25,520
Robinhood Markets, Inc. Class AΔ*	2,796	27,904
S&P Global, Inc.	2,610	1,046,323
SEI Investments Co.	1,406	83,826
SLM Corporation	959	15,651
SoFi Technologies, Inc.Δ*	6,461	53,885
State Street Corporation	2,876	210,466
Stifel Financial Corporation	466	27,806
Synchrony Financial	3,426	116,210
T. Rowe Price Group, Inc.	1,891	211,830
TFS Financial Corporation	2,703	33,977
Tradeweb Markets, Inc. Class A	580	39,718
Travelers Cos., Inc. (The)	2,377	412,790
Truist Financial Corporation	10,926	331,604
U.S. Bancorp	11,654	385,048
Unum Group	1,632	77,846
Virtu Financial, Inc. Class A	751	12,835
Voya Financial, Inc.	610	43,743
W.R. Berkley Corporation	1,763	105,004
Webster Financial Corporation	1,035	39,071
Wells Fargo & Co.	32,007	1,366,059
Western Alliance Bancorp	621	22,648
Western Union Co. (The)	2,540	29,794
WEX, Inc.*	99	18,025
White Mountains Insurance Group, Ltd.	8	11,111
Wintrust Financial Corporation	428	31,081
Zions Bancorp NAΔ	877	23,556
		30,126,151
Health Care — 12.9%
Abbott Laboratories	14,006	1,526,934
Acadia Healthcare Co., Inc.*	774	61,641
Agilent Technologies, Inc.	704	84,656
agilon health, Inc.*	238	4,127
Alnylam Pharmaceuticals, Inc.*	485	92,121
Amedisys, Inc.*	220	20,117
Amgen, Inc.	2,189	486,002
Avantor, Inc.*	6,026	123,774
Azenta, Inc.*	710	33,143
Baxter International, Inc.	4,662	212,401
Becton, Dickinson and Co.	2,855	753,749
Biogen, Inc.*	1,747	497,633
BioMarin Pharmaceutical, Inc.*	2,584	223,981
Bio-Rad Laboratories, Inc. Class A*	239	90,610
Boston Scientific Corporation*	13,297	719,235
See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Bristol-Myers Squibb Co.	29,549	$1,889,659
Cardinal Health, Inc.	2,018	190,842
Catalent, Inc.*	2,378	103,110
Centene Corporation*	4,897	330,303
Certara, Inc.*	1,253	22,817
Charles River Laboratories International, Inc.*	424	89,146
Chemed Corporation	161	87,209
Cigna Group (The)	2,452	688,031
CVS Health Corporation	11,716	809,927
Danaher Corporation	5,592	1,342,080
DENTSPLY SIRONA, Inc.	1,831	73,277
Doximity, Inc. Class AΔ*	382	12,996
Elanco Animal Health, Inc.*	23,362	235,022
Elevance Health, Inc.	1,820	808,608
Encompass Health Corporation	918	62,158
Enovis Corporation*	373	23,917
Envista Holdings Corporation*	1,454	49,203
Exact Sciences Corporation*	1,307	122,727
Exelixis, Inc.*	5,348	102,200
GE HealthCare Technologies, Inc.	3,198	259,806
Gilead Sciences, Inc.	12,429	957,903
Globus Medical, Inc. Class A*	372	22,149
HCA Healthcare, Inc.	1,540	467,359
Henry Schein, Inc.*	1,447	117,352
Hologic, Inc.*	2,335	189,065
Humana, Inc.	684	305,837
ICU Medical, Inc.*	185	32,965
Illumina, Inc.*	1,033	193,677
Incyte Corporation*	2,328	144,918
Integra LifeSciences Holdings Corporation*	399	16,411
Ionis Pharmaceuticals, Inc.Δ*	1,914	78,531
IQVIA Holdings, Inc.*	128	28,771
Karuna Therapeutics, Inc.*	245	53,128
Laboratory Corporation of America Holdings	797	192,340
McKesson Corporation	997	426,028
Mirati Therapeutics, Inc.*	540	19,510
Moderna, Inc.*	2,953	358,789
Molina Healthcare, Inc.*	304	91,577
Organon & Co.	13,303	276,835
Premier, Inc. Class A	2,254	62,346
Quest Diagnostics, Inc.	1,217	171,062
QuidelOrtho Corporation*	438	36,293
R1 RCM, Inc.*	1,265	23,339
Regeneron Pharmaceuticals, Inc.*	937	673,272
Repligen Corporation*	365	51,633
Revvity, Inc.	961	114,157
Roivant Sciences, Ltd.Δ*	2,207	22,247
Stryker Corporation	2,313	705,673
Syneos Health, Inc.*	989	41,676
Teladoc Health, Inc.Δ*	1,591	40,284
Teleflex, Inc.	413	99,958
Tenet Healthcare Corporation*	811	65,999
Thermo Fisher Scientific, Inc.	1,549	808,191
United Therapeutics Corporation*	758	167,328
UnitedHealth Group, Inc.	1,442	693,083
	Shares	Value
Universal Health Services, Inc. Class B	520	$ 82,040
Vertex Pharmaceuticals, Inc.*	674	237,187
Viatris, Inc.	43,434	433,471
Zimmer Biomet Holdings, Inc.	1,812	263,827
		20,999,373
Industrials — 11.8%
3M Co.	4,620	462,416
A.O. Smith Corporation	1,076	78,311
Acuity Brands, Inc.	224	36,530
AECOM	1,080	91,465
AGCO Corporation	472	62,030
Alaska Air Group, Inc.*	1,150	61,157
Allison Transmission Holdings, Inc.	407	22,979
American Airlines Group, Inc.Δ*	3,333	59,794
AMETEK, Inc.	1,907	308,705
Automatic Data Processing, Inc.	711	156,271
Avis Budget Group, Inc.*	89	20,352
Boeing Co. (The)*	3,886	820,568
Broadridge Financial Solutions, Inc.	207	34,285
Builders FirstSource, Inc.*	1,126	153,136
BWX Technologies, Inc.	488	34,926
C.H. Robinson Worldwide, Inc.	633	59,724
CACI International, Inc. Class A*	218	74,303
Carlisle Cos., Inc.	468	120,056
Carrier Global Corporation	6,892	342,601
Caterpillar, Inc.	1,169	287,632
Cintas Corporation	143	71,082
Clean Harbors, Inc.*	363	59,688
Concentrix Corporation	396	31,977
CoStar Group, Inc.*	2,342	208,438
Crane Co.	265	23,617
Crane Holdings Co.	265	14,957
CSX Corporation	16,453	561,047
Cummins, Inc.	1,199	293,947
Curtiss-Wright Corporation	244	44,813
Deere & Co.	231	93,599
Delta Air Lines, Inc.*	3,501	166,437
Donaldson Co., Inc.	810	50,633
Dover Corporation	958	141,449
Dun & Bradstreet Holdings, Inc.	719	8,319
EMCOR Group, Inc.	124	22,913
Emerson Electric Co.	4,100	370,599
Equifax, Inc.	374	88,002
Esab Corporation	116	7,719
Expeditors International of Washington, Inc.	574	69,529
Fastenal Co.	774	45,658
FedEx Corporation	1,908	472,993
Flowserve Corporation	500	18,575
Fortive Corporation	3,396	253,919
Fortune Brands Innovations, Inc.	689	49,574
FTI Consulting, Inc.*	316	60,103
Generac Holdings, Inc.*	289	43,099
General Dynamics Corporation	2,327	500,654
General Electric Co.	8,384	920,982
Genpact, Ltd.	1,201	45,122

See Notes to Financial Statements.

	Shares	Value
Graco, Inc.	941	$ 81,255
HEICO Corporation	37	6,547
HEICO Corporation Class A	81	11,389
Hertz Global Holdings, Inc.*	1,399	25,728
Hexcel Corporation	328	24,935
Honeywell International, Inc.	4,326	897,645
Howmet Aerospace, Inc.	1,608	79,692
Hubbell, Inc.	319	105,768
Huntington Ingalls Industries, Inc.	331	75,336
IDEX Corporation	634	136,475
Illinois ToolWorks, Inc.	606	151,597
Ingersoll-Rand, Inc.	3,593	234,838
ITT, Inc.	963	89,761
J.B. Hunt Transport Services, Inc.	721	130,523
Jacobs Solutions, Inc.	944	112,232
KBR, Inc.	559	36,369
Kirby Corporation*	943	72,564
Knight-Swift Transportation Holdings, Inc.	1,485	82,507
L3Harris Technologies, Inc.	1,828	357,868
Landstar System, Inc.	266	51,216
Leidos Holdings, Inc.	1,208	106,884
Lennox International, Inc.	173	56,410
Lincoln Electric Holdings, Inc.Δ	114	22,644
ManpowerGroup, Inc.	282	22,391
Masco Corporation	1,466	84,119
MasTec, Inc.Δ*	176	20,763
MDU Resources Group, Inc.	1,489	31,180
Mercury Systems, Inc.*	340	11,761
Middleby Corporation (The)Δ*	190	28,088
MSA Safety, Inc.	222	38,619
MSC Industrial Direct Co., Inc. Class A	564	53,738
Nordson Corporation	498	123,594
Norfolk Southern Corporation	2,132	483,452
Northrop Grumman Corporation	1,189	541,946
Old Dominion Freight Line, Inc.	98	36,235
Oshkosh Corporation	349	30,220
Otis Worldwide Corporation	3,040	270,590
Owens Corning	521	67,990
PACCAR, Inc.	4,751	397,421
Parker-Hannifin Corporation	1,057	412,272
Paycor HCM, Inc.*	463	10,959
Plug Power, Inc.Δ*	1,317	13,684
Quanta Services, Inc.Δ	657	129,068
Raytheon Technologies Corporation	12,815	1,255,357
RBC Bearings, Inc.*	184	40,014
Regal Beloit Corporation	394	60,637
Republic Services, Inc.	2,038	312,160
Robert Half International, Inc.	712	53,557
Ryder System, Inc.	362	30,694
Saia, Inc.*	186	63,688
Schneider National, Inc. Class B	610	17,519
Science Applications International Corporation	391	43,980
Snap-on, Inc.	480	138,331
Southwest Airlines Co.	5,604	202,921
SS&C Technologies Holdings, Inc.	1,978	119,867
	Shares	Value
Stanley Black & Decker, Inc.	1,152	$ 107,954
Stericycle, Inc.*	330	15,325
Sunrun, Inc.*	1,174	20,968
Tetra Tech, Inc.	243	39,789
Textron, Inc.	2,223	150,341
Timken Co. (The)	350	32,035
TransDigm Group, Inc.	259	231,590
TransUnion	1,081	84,675
U-Haul Holding Co.	729	36,938
U-Haul Holding Co. (New York Exchange)	81	4,481
Union Pacific Corporation	3,194	653,556
United Airlines Holdings, Inc.*	2,706	148,478
United Parcel Service, Inc. Class B	4,193	751,595
United Rentals, Inc.	335	149,199
Valmont Industries, Inc.	46	13,388
Vertiv Holdings Co.	1,626	40,276
Waste Management, Inc.	798	138,389
Watsco, Inc.Δ	153	58,365
WESCO International, Inc.	137	24,531
Westinghouse Air Brake Technologies Corporation	1,403	153,867
WillScot Mobile Mini Holdings Corporation*	592	28,292
Woodward, Inc.	253	30,084
XPO Logistics, Inc.*	600	35,400
Xylem, Inc.	1,684	189,652
		19,262,851
Information Technology — 8.7%
Advanced Micro Devices, Inc.*	5,430	618,531
Akamai Technologies, Inc.*	1,184	106,406
Amdocs, Ltd.	1,492	147,484
Amphenol Corporation Class A	2,078	176,526
Analog Devices, Inc.	4,026	784,305
ANSYS, Inc.*	249	82,237
Applied Materials, Inc.	881	127,340
AppLovin Corporation Class A*	1,020	26,245
Arrow Electronics, Inc.*	613	87,800
Aspen Technology, Inc.*	276	46,260
Avnet, Inc.	1,233	62,205
BILL Holdings, Inc.*	694	81,094
Black Knight, Inc.*	1,388	82,905
CCC Intelligent Solutions Holdings, Inc.*	1,695	19,001
Ceridian HCM Holding, Inc.Δ*	758	50,763
Ciena Corporation*	691	29,361
Cirrus Logic, Inc.*	450	36,455
Cisco Systems, Inc.	35,091	1,815,608
Cognex Corporation	1,100	61,622
Cognizant Technology Solutions Corporation Class A	4,269	278,680
Coherent Corporation*	596	30,384
Corning, Inc.	6,687	234,313
Dolby Laboratories, Inc. Class A	1,167	97,655
Dropbox, Inc. Class A*	159	4,241
DXC Technology Co.*	1,336	35,698
Entegris, Inc.	857	94,973
See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
F5, Inc.*	240	$ 35,102
First Solar, Inc.*	891	169,370
Gen Digital, Inc.	3,806	70,601
GoDaddy, Inc. Class A*	98	7,363
Guidewire Software, Inc.*	719	54,702
Hewlett Packard Enterprise Co.	14,467	243,046
HP, Inc.	6,109	187,607
Informatica, Inc. Class A*	265	4,903
Intel Corporation	34,296	1,146,858
International Business Machines Corporation	7,352	983,771
IPG Photonics Corporation	106	14,397
Jabil, Inc.	139	15,002
Juniper Networks, Inc.	2,633	82,492
Keysight Technologies, Inc.*	903	151,207
Kyndryl Holdings, Inc.*	643	8,539
Lam Research Corporation	35	22,500
Littelfuse, Inc.	202	58,845
Lumentum Holdings, Inc.Δ*	375	21,274
Marvell Technology, Inc.	7,185	429,519
Microchip Technology, Inc.	857	76,779
Micron Technology, Inc.	8,884	560,669
MKS Instruments, Inc.	178	19,242
Motorola Solutions, Inc.	166	48,684
National Instruments Corporation	422	24,223
nCino, Inc.Δ*	211	6,355
NCR CorporationΔ*	772	19,454
NetApp, Inc.	1,088	83,123
Nutanix, Inc. Class A*	1,776	49,817
Okta, Inc.*	1,012	70,182
ON Semiconductor Corporation*	3,223	304,831
Oracle Corporation	7,481	890,912
PTC, Inc.*	346	49,236
Pure Storage, Inc. Class A*	615	22,644
Qorvo, Inc.*	625	63,769
QUALCOMM, Inc.	1,106	131,658
Roper Technologies, Inc.	967	464,934
Salesforce, Inc.*	2,108	445,336
SentinelOne, Inc. Class A*	1,444	21,804
Skyworks Solutions, Inc.	1,231	136,259
TD SYNNEX Corporation	548	51,512
Teledyne Technologies, Inc.*	395	162,388
Texas Instruments, Inc.	4,448	800,729
Trimble, Inc.*	1,900	100,586
Twilio, Inc. Class A*	964	61,330
Tyler Technologies, Inc.*	82	34,151
Ubiquiti, Inc.Δ	15	2,636
UiPath, Inc. Class AΔ*	819	13,571
Unity Software, Inc.Δ*	1,102	47,849
VeriSign, Inc.*	606	136,938
Viasat, Inc.*	326	13,451
Western Digital Corporation*	2,375	90,084
Wolfspeed, Inc.Δ*	737	40,970
Zebra Technologies Corporation Class A*	206	60,941
Zoom Video Communications, Inc. Class A*	1,817	123,338
		14,155,575
	Shares	Value
Materials — 3.7%
Air Products and Chemicals, Inc.	1,858	$ 556,527
Albemarle Corporation	891	198,773
Alcoa Corporation	1,294	43,905
AptarGroup, Inc.	791	91,645
Ashland, Inc.	357	31,027
Avery Dennison Corporation	331	56,866
Axalta Coating Systems, Ltd.*	370	12,140
Ball CorporationΔ	2,218	129,110
Berry Global Group, Inc.	252	16,214
Celanese Corporation	700	81,060
CF Industries Holdings, Inc.	1,686	117,042
Chemours Co. (The)	827	30,508
Cleveland-Cliffs, Inc.*	3,198	53,598
Corteva, Inc.	6,123	350,848
Crown Holdings, Inc.	583	50,645
Dow, Inc.	6,893	367,121
DuPont de Nemours, Inc.	3,816	272,615
Eagle Materials, Inc.	91	16,964
Eastman Chemical Co.	1,142	95,608
Ecolab, Inc.	314	58,621
Element Solutions, Inc.	899	17,261
FMC Corporation	830	86,602
Freeport-McMoRan, Inc.	11,301	452,040
Ginkgo Bioworks Holdings, Inc.Δ*	14,819	27,563
Graphic Packaging Holding Co.	445	10,693
Huntsman Corporation	1,831	49,474
International Flavors & Fragrances, Inc.	2,205	175,496
International Paper Co.	4,091	130,135
Louisiana-Pacific Corporation	566	42,439
Martin Marietta Materials, Inc.	575	265,472
Mosaic Co. (The)	2,576	90,160
NewMarket Corporation	72	28,953
Newmont Corporation	6,737	287,400
Nucor Corporation	2,085	341,898
Olin Corporation	1,045	53,703
Packaging Corporation of America	1,086	143,526
PPG Industries, Inc.	1,210	179,443
Reliance Steel & Aluminum Co.	540	146,659
Royal Gold, Inc.	623	71,508
RPM International, Inc.	1,128	101,215
Sherwin-Williams Co. (The)	302	80,187
Silgan Holdings, Inc.	886	41,545
Sonoco Products Co.	1,474	86,995
Steel Dynamics, Inc.	1,434	156,206
United States Steel Corporation	1,233	30,837
Vulcan Materials Co.	1,157	260,834
Westlake Corporation	385	45,996
Westrock Co.	2,759	80,204
		6,115,281
Real Estate — 4.7%
Agree Realty Corporation REIT	530	34,657
Alexandria Real Estate Equities, Inc. REIT	1,625	184,421
American Homes 4 Rent Class A REIT	4,508	159,809

See Notes to Financial Statements.

	Shares	Value
Americold Realty Trust REIT	2,045	$ 66,053
Apartment Income REIT Corporation	1,306	47,134
AvalonBay Communities, Inc. REIT	1,215	229,963
Boston Properties, Inc. REIT	1,492	85,924
Brixmor Property Group, Inc. REIT	1,476	32,472
Camden Property Trust REIT	916	99,725
CBRE Group, Inc. Class A*	3,391	273,688
Cousins Properties, Inc. REIT	1,298	29,594
Crown Castle, Inc. REIT	3,130	356,632
CubeSmart REIT	1,816	81,103
Digital Realty Trust, Inc. REITΔ	2,358	268,505
EastGroup Properties, Inc. REIT	275	47,740
EPR Properties REIT	259	12,121
Equinix, Inc. REIT	365	286,138
Equity LifeStyle Properties, Inc. REIT	843	56,388
Equity Residential REIT	3,615	238,482
Essex Property Trust, Inc. REIT	650	152,295
Extra Space Storage, Inc. REITΔ	903	134,412
Federal Realty Investment Trust REIT	1,099	106,350
First Industrial Realty Trust, Inc. REIT	658	34,637
Healthcare Realty Trust, Inc. REIT	3,831	72,253
Healthpeak Properties, Inc. REIT	5,431	109,163
Highwoods Properties, Inc. REIT	625	14,944
Host Hotels & Resorts, Inc. REIT	5,729	96,419
Howard Hughes Corporation (The)*	597	47,115
Invitation Homes, Inc. REIT	4,692	161,405
Iron Mountain, Inc. REIT	203	11,534
Jones Lang LaSalle, Inc.*	637	99,245
Kilroy Realty Corporation REIT	743	22,357
Kimco Realty Corporation REIT	4,882	96,273
Life Storage, Inc. REIT	677	90,014
Medical Properties Trust, Inc. REITΔ	6,269	58,051
Mid-America Apartment Communities, Inc. REIT	955	145,026
National Storage Affiliates Trust REIT	423	14,733
NNN REIT, Inc.Δ	1,716	73,428
Omega Healthcare Investors, Inc. REIT	2,753	84,490
Prologis, Inc. REIT	7,865	964,485
Public Storage REIT	549	160,242
Rayonier, Inc. REIT	888	27,883
Realty Income Corporation REIT	6,456	386,004
Regency Centers Corporation REIT	1,495	92,346
Rexford Industrial Realty, Inc. REITΔ	2,407	125,693
SBA Communications Corporation REIT	606	140,447
Simon Property Group, Inc. REIT	1,853	213,984
Spirit Realty Capital, Inc. REIT	1,499	59,031
Sun Communities, Inc. REIT	891	116,240
UDR, Inc. REIT	3,059	131,415
Ventas, Inc. REIT	3,176	150,129
Vornado Realty Trust REITΔ	2,039	36,987
Welltower, Inc. REIT	4,124	333,590
Weyerhaeuser Co. REIT	6,055	202,903
WP Carey, Inc. REIT	2,585	174,643
Zillow Group, Inc. Class A*	576	28,339
	Shares	Value
Zillow Group, Inc. Class CΔ*	1,218	$ 61,217
		7,620,271
Utilities — 5.0%
AES Corporation (The)	2,762	57,256
Alliant Energy Corporation	1,125	59,040
Ameren Corporation	1,679	137,124
American Electric Power Co., Inc.	4,147	349,177
American Water Works Co., Inc.	1,776	253,524
Atmos Energy CorporationΔ	1,538	178,931
Avangrid, Inc.	1,393	52,488
CenterPoint Energy, Inc.	4,585	133,653
CMS Energy CorporationΔ	2,613	153,514
Consolidated Edison, Inc.	3,493	315,767
Constellation Energy Corporation	2,403	219,995
Dominion Energy, Inc.	7,552	391,118
DTE Energy Co.	1,700	187,034
Duke Energy Corporation	9,016	809,096
Edison International	2,536	176,125
Entergy Corporation	1,262	122,881
Essential Utilities, Inc.	2,356	94,028
Evergy, Inc.	1,627	95,049
Eversource Energy	2,957	209,711
Exelon Corporation	8,246	335,942
FirstEnergy Corporation	3,450	134,136
National Fuel Gas Co.	469	24,088
NextEra Energy, Inc.	16,371	1,214,728
NiSource, Inc.	3,384	92,552
NRG Energy, Inc.	1,827	68,312
OGE Energy Corporation	248	8,906
PG&E Corporation*	12,987	224,415
Pinnacle West Capital Corporation	616	50,179
PPL CorporationΔ	4,140	109,544
Public Service Enterprise Group, Inc.	4,061	254,259
Sempra Energy	2,681	390,327
Southern Co. (The)	9,661	678,685
UGI Corporation	1,214	32,742
Vistra Corporation	2,406	63,158
WEC Energy Group, Inc.	3,437	303,281
Xcel Energy, Inc.	3,973	247,001
		8,227,766
Total Common Stocks (Cost $143,704,714)		147,439,351

FOREIGN COMMON STOCKS — 5.6%
Bermuda — 0.0%
RenaissanceRe Holdings, Ltd.	298	55,583
Brazil — 0.1%
NU Holdings, Ltd. Class A*	5,100	40,239
XP, Inc. Class A*	2,335	54,779
		95,018
Canada — 0.1%
Brookfield Renewable Corporation Class A	1,679	52,922
RB Global, Inc.	387	23,220
See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
SSR Mining, Inc.	1,640	$ 23,255
		99,397
Curacao — 0.4%
Schlumberger NV	12,039	591,356
Ireland — 3.4%
Aon PLC Class A	1,564	539,893
Eaton Corporation PLC	3,280	659,608
Horizon Therapeutics PLC*	581	59,756
ICON PLC*	553	138,361
Jazz Pharmaceuticals PLC*	3,815	472,945
Johnson Controls International PLC	6,140	418,380
Linde PLC	3,710	1,413,807
Medtronic PLC	12,365	1,089,356
nVent Electric PLC	1,046	54,047
Pentair PLC	1,088	70,285
STERIS PLC	964	216,881
Trane Technologies PLC	1,501	287,081
Willis Towers Watson PLC	897	211,243
		5,631,643
Jersey — 0.4%
Amcor PLC	15,748	157,165
Aptiv PLC*	1,772	180,904
Clarivate PLCΔ*	2,929	27,913
Ferguson PLC	1,391	218,818
Janus Henderson Group PLC	927	25,261
		610,061
Netherlands — 0.3%
CNH Industrial NV	6,828	98,323
LyondellBasell Industries NV Class A	2,645	242,890
QIAGEN NVΔ*	2,450	110,324
		451,537
Switzerland — 0.5%
Chubb, Ltd.	3,811	733,846
Garmin, Ltd.	1,326	138,289
		872,135
United Arab Emirates — 0.0%
GLOBALFOUNDRIES, Inc.*	321	20,730
United Kingdom — 0.4%
Royalty Pharma PLC Class A	18,653	573,393
Sensata Technologies Holding PLC	466	20,965
TechnipFMC PLCΔ*	3,609	59,982
		654,340
Total Foreign Common Stocks (Cost $8,343,425)		9,081,800

MUTUAL FUNDS — 1.6%
iShares Russell 1000 Value ETFΔ (Cost $2,592,379)	17,000	2,683,110
MONEY MARKET FUNDS — 2.6%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	3,917,827	3,917,827
	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø§	382,843	$ 382,843
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	1,552	1,552
Total Money Market Funds (Cost $4,302,222)		4,302,222
TOTAL INVESTMENTS — 100.1% (Cost $158,942,740)		163,506,483
Liabilities in Excess of Other Assets — (0.1)%		(167,121)
NET ASSETS — 100.0%		$163,339,362
PORTFOLIO SUMMARY (based on net assets)
%
Financials	19.3
Health Care	14.6
Industrials	13.0
Information Technology	8.7
Consumer Staples	7.9
Energy	7.7
Utilities	5.1
Consumer Discretionary	5.1
Communication Services	5.0
Materials	4.8
Real Estate	4.7
Money Market Funds	2.6
Mutual Funds	1.6
100.1

See Notes to Financial Statements.

Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2023	17	$3,815,012	$112,679
S&P 500® Micro E-Mini	09/2023	19	426,384	13,160
Total Futures Contracts outstanding at June 30, 2023			$4,241,396	$125,839
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$147,439,351	$147,439,351	$ —	$ —
Foreign Common Stocks	9,081,800	9,081,800	—	—
Money Market Funds	4,302,222	4,302,222	—	—
Mutual Funds	2,683,110	2,683,110	—	—
Total Assets - Investments in Securities	$163,506,483	$163,506,483	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 125,839	$ 125,839	$ —	$ —
Total Assets - Other Financial Instruments	$ 125,839	$ 125,839	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 83.7%
Communication Services — 5.9%
Alphabet, Inc. Class C*	50,852	$ 6,151,566
Comcast Corporation Class A	535,062	22,231,826
Electronic Arts, Inc.	51,535	6,684,090
Fox Corporation Class A	75,770	2,576,180
Paramount Global Class BΔ	64,669	1,028,884
Verizon Communications, Inc.	281,877	10,483,006
Walt Disney Co. (The)*	58,504	5,223,237
Warner Bros Discovery, Inc.*	222,311	2,787,780
		57,166,569
Consumer Discretionary — 4.8%
Aramark	153,538	6,609,811
Darden Restaurants, Inc.	31,655	5,288,917
Dick's Sporting Goods, Inc.	24,539	3,243,810
General Motors Co.	52,699	2,032,074
Lennar Corporation Class A	54,987	6,890,421
Lithia Motors, Inc.Δ	22,418	6,817,538
Lowe’s Cos., Inc.	27,613	6,232,254
Ralph Lauren CorporationΔ	29,087	3,586,427
Starbucks Corporation	54,134	5,362,514
		46,063,766
Consumer Staples — 6.6%
Church & Dwight Co., Inc.	23,303	2,335,660
Colgate-Palmolive Co.	129,519	9,978,144
Conagra Brands, Inc.	213,657	7,204,514
Dollar General Corporation	52,839	8,971,005
Kenvue, Inc.Δ*	116,749	3,084,509
Keurig Dr. Pepper, Inc.	44,793	1,400,677
Kimberly-Clark Corporation	53,898	7,441,158
Lamb Weston Holdings, Inc.	33,111	3,806,109
Mondelez International, Inc. Class A	84,273	6,146,873
PepsiCo, Inc.	22,197	4,111,328
Target Corporation	38,120	5,028,028
Walmart, Inc.	28,005	4,401,826
		63,909,831
Energy — 5.6%
Baker Hughes Co.Δ	113,944	3,601,770
Chevron Corporation	33,431	5,260,368
Exxon Mobil Corporation	155,428	16,669,653
Halliburton Co.	239,398	7,897,740
Hess Corporation	57,765	7,853,151
Phillips 66Δ	73,553	7,015,485
Pioneer Natural Resources Co.	25,599	5,303,601
		53,601,768
Financials — 19.8%
Allstate Corporation (The)	130,512	14,231,028
American Express Co.	20,037	3,490,445
American International Group, Inc.	148,548	8,547,452
Ameriprise Financial, Inc.	13,076	4,343,324
Apollo Global Management, Inc.Δ	54,979	4,222,937
Bank of New York Mellon Corporation (The)	159,431	7,097,868
Berkshire Hathaway, Inc. Class B*	87,767	29,928,547
BlackRock, Inc.	15,262	10,548,179
Charles Schwab Corporation (The)	151,932	8,611,506
Cincinnati Financial Corporation	30,024	2,921,936
Fidelity National Information Services, Inc.	257,701	14,096,245
Fiserv, Inc.*	42,729	5,390,263
Intercontinental Exchange, Inc.	37,015	4,185,656
	Shares	Value
JPMorgan Chase & Co.	91,764	$ 13,346,156
M&T Bank Corporation	72,279	8,945,249
Marsh & McLennan Cos., Inc.	29,753	5,595,944
MetLife, Inc.	58,870	3,327,921
Morgan Stanley	35,005	2,989,427
Northern Trust Corporation	57,384	4,254,450
Progressive Corporation (The)	36,484	4,829,387
Reinsurance Group of America, Inc.	53,559	7,428,098
Truist Financial Corporation	145,176	4,406,092
U.S. Bancorp	143,970	4,756,769
Wells Fargo & Co.	314,477	13,421,878
		190,916,757
Health Care — 9.4%
Amgen, Inc.	11,067	2,457,095
Avantor, Inc.*	277,380	5,697,385
Becton, Dickinson and Co.	15,990	4,221,520
Centene Corporation*	68,355	4,610,545
Cigna Group (The)	17,619	4,943,891
CVS Health Corporation	110,092	7,610,660
Elevance Health, Inc.	23,508	10,444,369
GE HealthCare Technologies, Inc.	33,606	2,730,151
Gilead Sciences, Inc.	46,954	3,618,745
Henry Schein, Inc.*	80,421	6,522,143
McKesson Corporation	14,044	6,001,142
Molina Healthcare, Inc.*	8,311	2,503,606
Quest Diagnostics, Inc.	55,229	7,762,988
UnitedHealth Group, Inc.	15,704	7,547,971
Zimmer Biomet Holdings, Inc.	92,044	13,401,607
		90,073,818
Industrials — 9.8%
AECOM	25,832	2,187,712
Fastenal Co.	75,725	4,467,018
General Electric Co.	46,322	5,088,472
J.B. Hunt Transport Services, Inc.	66,673	12,069,813
Norfolk Southern Corporation	19,010	4,310,708
Oshkosh Corporation	52,204	4,520,344
Paychex, Inc.	38,352	4,290,438
Raytheon Technologies Corporation	127,620	12,501,655
Southwest Airlines Co.	324,005	11,732,221
Stanley Black & Decker, Inc.Δ	41,180	3,858,978
Textron, Inc.	55,046	3,722,761
United Parcel Service, Inc. Class B	78,589	14,087,078
Vertiv Holdings Co.	443,143	10,976,652
		93,813,850
Information Technology — 10.7%
Akamai Technologies, Inc.*	7,749	696,403
Apple, Inc.	55,622	10,788,999
Broadcom, Inc.	19,758	17,138,682
Cisco Systems, Inc.	180,183	9,322,668
Cognizant Technology Solutions Corporation Class A	85,238	5,564,337
Corning, Inc.	46,962	1,645,548
F5, Inc.*	42,809	6,261,244
International Business Machines Corporation	27,350	3,659,704
Juniper Networks, Inc.	87,658	2,746,325
Microsoft Corporation	17,925	6,104,179
ON Semiconductor Corporation*	48,745	4,610,302
Oracle Corporation	63,352	7,544,590
QUALCOMM, Inc.	62,969	7,495,830
Salesforce, Inc.*	10,324	2,181,048

See Notes to Financial Statements.

	Shares	Value
Skyworks Solutions, Inc.	47,168	$ 5,221,026
Texas Instruments, Inc.	63,835	11,491,577
		102,472,462
Materials — 4.8%
Air Products and Chemicals, Inc.	56,601	16,953,698
Axalta Coating Systems, Ltd.*	214,693	7,044,077
DuPont de Nemours, Inc.	114,386	8,171,736
Freeport-McMoRan, Inc.	82,804	3,312,160
Packaging Corporation of America	46,264	6,114,250
Sonoco Products Co.	84,499	4,987,131
		46,583,052
Real Estate — 1.7%
Crown Castle, Inc. REIT	33,612	3,829,751
Jones Lang LaSalle, Inc.*	14,108	2,198,027
Public Storage REIT	21,064	6,148,160
Simon Property Group, Inc. REIT	21,196	2,447,714
Weyerhaeuser Co. REIT	63,212	2,118,234
		16,741,886
Utilities — 4.6%
AES Corporation (The)Δ	137,005	2,840,114
Atmos Energy CorporationΔ	87,423	10,170,792
Dominion Energy, Inc.	67,548	3,498,311
Duke Energy Corporation	109,224	9,801,762
Edison InternationalΔ	77,757	5,400,223
Entergy Corporation	31,866	3,102,792
NiSource, Inc.	41,305	1,129,692
Pinnacle West Capital Corporation	101,832	8,295,235
		44,238,921
Total Common Stocks (Cost $718,634,776)		805,582,680

FOREIGN COMMON STOCKS — 12.9%
Canada — 0.8%
Enbridge, Inc.Δ	215,015	7,987,807
France — 1.1%
TotalEnergies SE ADRΔ	187,618	10,814,302
Germany — 0.4%
Siemens AG	19,693	3,282,840
Ireland — 4.9%
Johnson Controls International PLC	76,464	5,210,257
Medtronic PLC	305,806	26,941,509
nVent Electric PLC	94,316	4,873,308
STERIS PLC	11,824	2,660,163
Willis Towers Watson PLC	31,815	7,492,432
		47,177,669
Japan — 0.3%
Nintendo Co., Ltd. ADR	272,108	3,096,589
Jersey — 1.0%
Aptiv PLC*	89,280	9,114,595
Netherlands — 0.5%
Koninklijke Ahold Delhaize NV	141,732	4,832,073
Singapore — 0.5%
Flex, Ltd.*	182,781	5,052,067
Switzerland — 2.2%
Nestle SA ADR	35,515	4,274,230
	Shares	Value
Novartis AG	29,793	$ 3,003,714
Roche Holding AG	27,650	8,446,247
TE Connectivity, Ltd.	38,398	5,381,864
		21,106,055
United Kingdom — 1.2%
Unilever PLC ADRΔ	225,582	11,759,590
Total Foreign Common Stocks (Cost $116,866,138)		124,223,587

MUTUAL FUNDS — 0.8%
iShares Russell 1000 Value ETFΔ (Cost $7,077,308)	44,466	7,018,069
MONEY MARKET FUNDS — 3.4%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	25,247,022	25,247,022
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø§	6,961,394	6,961,394
Northern Institutional U.S. Government Portfolio (Shares), 4.91%Ø	92,186	92,186
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	578,828	578,828
Total Money Market Funds (Cost $32,879,430)		32,879,430
TOTAL INVESTMENTS — 100.8% (Cost $875,457,652)		969,703,766
Liabilities in Excess of Other Assets — (0.8)%		(7,285,872)
NET ASSETS — 100.0%		$962,417,894
PORTFOLIO SUMMARY (based on net assets)
%
Financials	20.6
Health Care	13.7
Information Technology	11.8
Industrials	11.2
Consumer Staples	8.7
Energy	7.5
Communication Services	6.2
Consumer Discretionary	5.8
Materials	4.8
Utilities	4.6
Money Market Funds	3.4
Real Estate	1.7
Mutual Funds	0.8
100.8
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2023	33	$7,405,613	$210,660
Forward Foreign Currency Contracts outstanding at June 30, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/29/23	U.S. Dollars	11,274,605	British Pounds	8,872,762	MLIB	$ 4,316
09/29/23	U.S. Dollars	4,733,720	Euro	4,314,135	MSCS	4,271
09/29/23	U.S. Dollars	4,733,370	Euro	4,314,136	MLIB	3,922
09/29/23	U.S. Dollars	11,255,426	Swiss Francs	9,974,277	MSCS	1,996
09/29/23	Euro	385,405	U.S. Dollars	420,758	JPM	1,750
Subtotal Appreciation						$16,255
09/29/23	U.S. Dollars	9,180,275	Euro	8,374,940	JPM	$ (904)
Subtotal Depreciation						$ (904)
Total Forward Foreign Currency Contracts outstanding at June 30, 2023						$15,351

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$805,582,680	$805,582,680	$ —	$ —
Foreign Common Stocks:
Germany	3,282,840	—	3,282,840	—
Netherlands	4,832,073	—	4,832,073	—
Switzerland	21,106,055	9,656,094	11,449,961	—
Other ^^	95,002,619	95,002,619	—	—
Total Foreign Common Stocks	124,223,587	104,658,713	19,564,874	—
Money Market Funds	32,879,430	32,879,430	—	—
Mutual Funds	7,018,069	7,018,069	—	—
Total Assets - Investments in Securities	$969,703,766	$950,138,892	$19,564,874	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 16,255	$ —	$ 16,255	$ —
Futures Contracts	210,660	210,660	—	—
Total Assets - Other Financial Instruments	$ 226,915	$ 210,660	$ 16,255	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (904)	$ —	$ (904)	$ —
Total Liabilities - Other Financial Instruments	$ (904)	$ —	$ (904)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
See Notes to Financial Statements.

GROWTH EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 94.4%
Communication Services — 10.3%
Alphabet, Inc. Class A*	47,438	$ 5,678,329
Alphabet, Inc. Class C*	40,907	4,948,520
Charter Communications, Inc. Class A*	854	313,734
Iridium Communications, Inc.	938	58,268
Liberty Broadband Corporation*	137	10,975
Live Nation Entertainment, Inc.Δ*	287	26,149
Meta Platforms, Inc. Class A*	17,601	5,051,135
Netflix, Inc.*	3,464	1,525,857
Nexstar Media Group, Inc. Class A	97	16,155
Pinterest, Inc. Class A*	4,699	128,471
Playtika Holding Corporation*	453	5,255
ROBLOX Corporation Class A*	3,775	152,132
Roku, Inc.*	157	10,042
Spotify Technology SA*	1,103	177,087
Trade Desk, Inc. (The) Class A*	3,458	267,027
World Wrestling Entertainment, Inc. Class A	371	40,242
ZoomInfo Technologies, Inc.*	1,046	26,558
		18,435,936
Consumer Discretionary — 15.2%
Airbnb, Inc. Class A*	3,251	416,648
Amazon.com, Inc.*	71,671	9,343,032
AutoZone, Inc.*	127	316,657
Best Buy Co., Inc.	248	20,324
Booking Holdings, Inc.*	294	793,897
Bright Horizons Family Solutions, Inc.*	70	6,471
Burlington Stores, Inc.*	482	75,862
CarMax, Inc.Δ*	86	7,198
Chipotle Mexican Grill, Inc.*	222	474,858
Choice Hotels International, Inc.Δ	278	32,671
Coupang, Inc.*	8,661	150,701
Crocs, Inc.*	433	48,686
Darden Restaurants, Inc.	585	97,742
Deckers Outdoor Corporation*	198	104,477
Domino’s Pizza, Inc.	270	90,987
DoorDash, Inc. Class A*	1,818	138,932
eBay, Inc.	359	16,044
Etsy, Inc.*	556	47,043
Expedia Group, Inc.*	871	95,279
Five Below, Inc.*	413	81,171
Floor & Decor Holdings, Inc. Class AΔ*	654	67,990
H&R Block, Inc.	1,223	38,977
Hilton Worldwide Holdings, Inc.	1,148	167,091
Home Depot, Inc. (The)	8,165	2,536,376
Lowe’s Cos., Inc.	3,528	796,270
Lululemon Athletica, Inc.*	868	328,538
Marriott International, Inc. Class A	2,080	382,075
McDonald’s Corporation	2,524	753,187
Murphy U.S.A., Inc.	118	36,711
NIKE, Inc. Class B	5,034	555,603
Norwegian Cruise Line Holdings, Ltd.*	1,153	25,101
NVR, Inc.*	2	12,701
	Shares	Value
O’Reilly Automotive, Inc.*	404	$ 385,941
Peloton Interactive, Inc. Class A*	2,924	22,486
Planet Fitness, Inc. Class A*	450	30,348
Polaris, Inc.Δ	24	2,902
Pool Corporation	277	103,775
RH*	18	5,933
Ross Stores, Inc.	2,423	271,691
Royal Caribbean Cruises, Ltd.Δ*	555	57,576
Service Corporation International	468	30,228
Starbucks Corporation	9,137	905,111
Tesla, Inc.*	21,945	5,744,543
Texas Roadhouse, Inc.	486	54,568
TJX Cos., Inc. (The)	9,170	777,524
TopBuild Corporation*	33	8,779
Tractor Supply Co.	849	187,714
Travel + Leisure Co.	386	15,571
Ulta Beauty, Inc.*	399	187,767
Vail Resorts, Inc.	104	26,183
Valvoline, Inc.	360	13,504
Victoria's Secret & Co.*	263	4,584
Wayfair, Inc. Class AΔ*	267	17,358
Wendy's Co. (The)	1,644	35,757
Williams-Sonoma, Inc.	96	12,013
Wingstop, Inc.	228	45,636
Wyndham Hotels & Resorts, Inc.	239	16,388
YETI Holdings, Inc.*	280	10,875
Yum! Brands, Inc.	1,988	275,437
		27,309,492
Consumer Staples — 4.4%
BJ's Wholesale Club Holdings, Inc.*	617	38,877
Celsius Holdings, Inc.*	424	63,257
Church & Dwight Co., Inc.	1,767	177,106
Clorox Co. (The)	1,007	160,153
Coca-Cola Co. (The)	17,063	1,027,534
Costco Wholesale Corporation	3,581	1,927,939
Dollar General Corporation	1,894	321,563
Estee Lauder Cos., Inc. (The) Class A	669	131,378
Hershey Co. (The)	999	249,450
Kimberly-Clark Corporation	2,568	354,538
Lamb Weston Holdings, Inc.	1,075	123,571
Monster Beverage Corporation*	5,958	342,228
PepsiCo, Inc.	8,175	1,514,174
Performance Food Group Co.*	277	16,687
Procter & Gamble Co. (The)	4,340	658,552
Sysco Corporation	4,221	313,198
Target Corporation	3,777	498,186
		7,918,391
Energy — 0.4%
APA Corporation	1,788	61,096
Cheniere Energy, Inc.	1,882	286,741
Halliburton Co.	1,716	56,611
Hess Corporation	1,266	172,113
New Fortress Energy, Inc.	351	9,400
ONEOK, Inc.	280	17,282
Ovintiv, Inc.Δ	653	24,860
Targa Resources Corporation	1,566	119,172

See Notes to Financial Statements.

	Shares	Value
Texas Pacific Land Corporation	44	$ 57,926
		805,201
Financials — 6.1%
American Express Co.	1,438	250,500
Ameriprise Financial, Inc.	804	267,057
Apollo Global Management, Inc.	4,193	322,064
Arch Capital Group, Ltd.*	583	43,637
Ares Management Corporation Class A	1,231	118,607
Arthur J. Gallagher & Co.	277	60,821
Blackstone, Inc.	5,702	530,115
Block, Inc.*	1,555	103,516
Blue Owl Capital, Inc.	717	8,353
Brown & Brown, Inc.	591	40,684
Equitable Holdings, Inc.	2,559	69,502
Euronet Worldwide, Inc.*	182	21,361
Everest Re Group, Ltd.	79	27,007
FactSet Research Systems, Inc.	300	120,195
First Citizens BancShares, Inc. Class A	6	7,701
Fiserv, Inc.*	1,273	160,589
FleetCor Technologies, Inc.*	536	134,579
Jack Henry & Associates, Inc.	233	38,988
Kinsale Capital Group, Inc.	173	64,737
KKR & Co., Inc.	1,272	71,232
Lincoln National Corporation	267	6,878
LPL Financial Holdings, Inc.	610	132,632
MarketAxess Holdings, Inc.	299	78,164
Marsh & McLennan Cos., Inc.	3,404	640,224
Mastercard, Inc. Class A	6,682	2,628,031
Moody’s Corporation	1,185	412,048
Morningstar, Inc.	147	28,822
MSCI, Inc.	323	151,581
PayPal Holdings, Inc.*	8,097	540,313
Primerica, Inc.	153	30,257
Progressive Corporation (The)	3,690	488,445
Ryan Specialty Holdings, Inc.*	638	28,640
S&P Global, Inc.	200	80,178
Shift4 Payments, Inc. Class AΔ*	282	19,151
Toast, Inc. Class AΔ*	2,731	61,639
Tradeweb Markets, Inc. Class A	511	34,993
Visa, Inc. Class AΔ	12,989	3,084,628
Western Union Co. (The)	22	258
WEX, Inc.*	223	40,602
		10,948,729
Health Care — 10.1%
10X Genomics, Inc. Class A*	604	33,727
Abbott Laboratories	1,392	151,756
Agilent Technologies, Inc.	2,403	288,961
agilon health, Inc.Δ*	2,522	43,731
Align Technology, Inc.*	608	215,013
Alnylam Pharmaceuticals, Inc.*	1,131	214,822
AmerisourceBergen Corporation	1,362	262,090
Amgen, Inc.	3,758	834,351
Apellis Pharmaceuticals, Inc.*	1,057	96,293
BioMarin Pharmaceutical, Inc.*	1,126	97,602
Bruker Corporation	1,212	89,591
	Shares	Value
Cardinal Health, Inc.	1,048	$ 99,109
Certara, Inc.*	504	9,178
Chemed Corporation	82	44,417
Cigna Group (The)	299	83,899
DaVita, Inc.*	415	41,695
Dexcom, Inc.*	3,124	401,465
Doximity, Inc. Class AΔ*	274	9,321
Edwards Lifesciences Corporation*	5,045	475,895
Elevance Health, Inc.	324	143,950
Eli Lilly and Co.	6,868	3,220,955
Exact Sciences Corporation*	726	68,171
Exelixis, Inc.*	6,344	121,234
GE HealthCare Technologies, Inc.	294	23,885
HCA Healthcare, Inc.	330	100,148
Humana, Inc.	476	212,834
IDEXX Laboratories, Inc.*	638	320,423
Illumina, Inc.*	411	77,058
Incyte Corporation*	3,125	194,531
Inspire Medical Systems, Inc.*	227	73,693
Insulet CorporationΔ*	553	159,452
Intuitive Surgical, Inc.*	2,826	966,322
Ionis Pharmaceuticals, Inc.Δ*	2,667	109,427
IQVIA Holdings, Inc.*	1,544	347,045
Karuna Therapeutics, Inc.*	434	94,113
Maravai LifeSciences Holdings, Inc. Class A*	994	12,355
Masimo Corporation*	378	62,200
McKesson Corporation	418	178,616
Medpace Holdings, Inc.*	181	43,471
Mettler-Toledo International, Inc.*	201	263,640
Molina Healthcare, Inc.*	304	91,577
Natera, Inc.*	1,411	68,659
Neurocrine Biosciences, Inc.*	1,637	154,369
Penumbra, Inc.*	275	94,616
Regeneron Pharmaceuticals, Inc.*	192	137,960
Repligen Corporation*	187	26,453
ResMed, Inc.	1,236	270,066
Roivant Sciences, Ltd.Δ*	3,198	32,236
Sarepta Therapeutics, Inc.*	994	113,833
Seagen, Inc.*	1,462	281,377
Shockwave Medical, Inc.*	291	83,054
Sotera Health Co.*	125	2,355
Stryker Corporation	839	255,970
Tandem Diabetes Care, Inc.*	305	7,485
Thermo Fisher Scientific, Inc.	1,973	1,029,413
Ultragenyx Pharmaceutical, Inc.*	1,280	59,046
UnitedHealth Group, Inc.	6,287	3,021,784
Veeva Systems, Inc. Class A*	1,215	240,242
Vertex Pharmaceuticals, Inc.*	2,305	811,153
Waters Corporation*	536	142,865
West Pharmaceutical Services, Inc.	629	240,574
Zoetis, Inc.	4,099	705,889
		18,157,415
Industrials — 5.7%
A.O. Smith Corporation	234	17,031
Advanced Drainage Systems, Inc.Δ	436	49,608
Allison Transmission Holdings, Inc.	19	1,073
See Notes to Financial Statements.

GROWTH EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
American Airlines Group, Inc.Δ*	1,345	$ 24,129
Armstrong World Industries, Inc.	72	5,289
Automatic Data Processing, Inc.	2,967	652,117
Axon Enterprise, Inc.*	499	97,365
Boeing Co. (The)*	592	125,007
Booz Allen Hamilton Holding Corporation	1,241	138,496
Broadridge Financial Solutions, Inc.	834	138,135
C.H. Robinson Worldwide, Inc.	593	55,950
Caterpillar, Inc.	3,144	773,581
Ceridian HCM Holding, Inc.Δ*	103	6,898
ChargePoint Holdings, Inc.Δ*	917	8,060
Cintas Corporation	640	318,131
Copart, Inc.*	3,303	301,267
CSX Corporation	2,523	86,034
Deere & Co.	2,074	840,364
Delta Air Lines, Inc.*	491	23,342
Donaldson Co., Inc.	105	6,564
EMCOR Group, Inc.	124	22,913
Equifax, Inc.	616	144,945
Expeditors International of Washington, Inc.	167	20,229
Fastenal Co.	3,555	209,709
FTI Consulting, Inc.*	121	23,014
Genpact, Ltd.	801	30,094
Graco, Inc.	502	43,348
HEICO Corporation	359	63,521
HEICO Corporation Class A	496	69,738
Honeywell International, Inc.	879	182,393
Hubbell, Inc.	153	50,729
IDEX Corporation	18	3,875
Illinois ToolWorks, Inc.	2,058	514,829
J.B. Hunt Transport Services, Inc.	180	32,585
KBR, Inc.	382	24,853
Landstar System, Inc.	234	45,054
Lincoln Electric Holdings, Inc.Δ	469	93,157
Lockheed Martin Corporation	1,842	848,020
Lyft, Inc. Class A*	1,304	12,505
Northrop Grumman Corporation	87	39,655
Old Dominion Freight Line, Inc.	756	279,531
Otis Worldwide Corporation	154	13,708
Paychex, Inc.	2,832	316,816
Paycom Software, Inc.	371	119,180
Paylocity Holding Corporation*	293	54,067
Quanta Services, Inc.Δ	371	72,883
Rockwell Automation, Inc.	850	280,033
Rollins, Inc.	1,806	77,351
SiteOne Landscape Supply, Inc.*	59	9,874
Tetra Tech, Inc.	83	13,590
Toro Co. (The)	733	74,509
TransDigm Group, Inc.	63	56,333
Trex Co., Inc.Δ*	643	42,155
Uber Technologies, Inc.*	15,594	673,193
Union Pacific Corporation	2,254	461,213
United Parcel Service, Inc. Class B	1,761	315,659
United Rentals, Inc.	112	49,881
Valmont Industries, Inc.	28	8,149
Verisk Analytics, Inc.	1,169	264,229
	Shares	Value
W.W. Grainger, Inc.	345	$ 272,064
Waste Management, Inc.	3,110	539,336
Watsco, Inc.Δ	68	25,940
WillScot Mobile Mini Holdings Corporation*	504	24,086
Xylem, Inc.	111	12,501
		10,199,888
Information Technology — 40.6%
Adobe, Inc.*	3,653	1,786,280
Advanced Micro Devices, Inc.*	7,138	813,090
Allegro MicroSystems, Inc.*	447	20,178
Alteryx, Inc. Class A*	387	17,570
Amphenol Corporation Class A	2,470	209,826
ANSYS, Inc.*	559	184,621
Apple, Inc.	118,744	23,032,774
Applied Materials, Inc.	5,595	808,701
AppLovin Corporation Class AΔ*	544	13,997
Arista Networks, Inc.*	2,075	336,274
Atlassian Corporation Class A*	1,113	186,773
Autodesk, Inc.*	1,723	352,543
Bentley Systems, Inc. Class BΔ	1,263	68,492
Broadcom, Inc.	3,250	2,819,147
Cadence Design Systems, Inc.*	2,184	512,192
CDW Corporation	1,079	197,996
Cloudflare, Inc. Class A*	2,339	152,900
Confluent, Inc. Class A*	1,501	53,000
Crowdstrike Holdings, Inc. Class A*	1,791	263,044
Datadog, Inc. Class A*	2,129	209,451
DocuSign, Inc.*	1,770	90,429
DoubleVerify Holdings, Inc.*	867	33,744
Dropbox, Inc. Class A*	1,845	49,206
Dynatrace, Inc.*	1,850	95,220
Enphase Energy, Inc.Δ*	1,031	172,672
Entegris, Inc.	79	8,755
EPAM Systems, Inc.*	399	89,675
Fair Isaac Corporation*	195	157,796
Five9, Inc.*	486	40,071
Fortinet, Inc.*	5,159	389,969
Gartner, Inc.*	603	211,237
Gen Digital, Inc.	1,826	33,872
Gitlab, Inc. Class A*	443	22,642
Globant SA*	384	69,012
GoDaddy, Inc. Class A*	463	34,785
HashiCorp, Inc. Class A*	817	21,389
HP, Inc.	1,973	60,591
HubSpot, Inc.*	340	180,911
Intuit, Inc.	2,191	1,003,894
Jabil, Inc.	521	56,232
Keysight Technologies, Inc.*	338	56,598
KLA Corporation	1,058	513,151
Lam Research Corporation	987	634,503
Lattice Semiconductor Corporation*	936	89,922
Manhattan Associates, Inc.*	442	88,347
Microchip Technology, Inc.	3,086	276,475
Microsoft Corporation	59,231	20,170,525
MongoDB, Inc.Δ*	520	213,715
Monolithic Power Systems, Inc.	362	195,563

See Notes to Financial Statements.

	Shares	Value
Motorola Solutions, Inc.	1,156	$ 339,032
National Instruments Corporation	532	30,537
NetApp, Inc.	830	63,412
New Relic, Inc.*	350	22,904
Nutanix, Inc. Class A*	917	25,722
NVIDIA Corporation	18,885	7,988,733
Okta, Inc.*	52	3,606
Oracle Corporation	5,033	599,380
Palantir Technologies, Inc. Class AΔ*	15,650	239,914
Palo Alto Networks, Inc.Δ*	2,373	606,325
Pegasystems, Inc.	132	6,508
Procore Technologies, Inc.*	635	41,319
PTC, Inc.*	543	77,269
Pure Storage, Inc. Class A*	2,110	77,690
QUALCOMM, Inc.	7,718	918,751
RingCentral, Inc. Class A*	475	15,547
Salesforce, Inc.*	5,762	1,217,280
ServiceNow, Inc.*	1,635	918,821
Smartsheet, Inc. Class A*	711	27,203
Snowflake, Inc. Class A*	2,490	438,190
Splunk, Inc.*	1,177	124,868
Synopsys, Inc.*	1,230	535,554
Teradata Corporation*	688	36,746
Teradyne, Inc.Δ	942	104,873
Texas Instruments, Inc.	2,955	531,959
Twilio, Inc. Class A*	353	22,458
Tyler Technologies, Inc.*	269	112,030
Ubiquiti, Inc.Δ	16	2,812
UiPath, Inc. Class AΔ*	2,306	38,210
Unity Software, Inc.Δ*	906	39,339
Universal Display Corporation	150	21,620
VeriSign, Inc.*	31	7,005
VMware, Inc. Class A*	1,746	250,883
Vontier Corporation	219	7,054
Workday, Inc. Class A*	1,575	355,777
Zebra Technologies Corporation Class A*	28	8,283
Zscaler, Inc.*	735	107,530
		73,064,894
Materials — 0.6%
Avery Dennison Corporation	199	34,188
Eagle Materials, Inc.	216	40,267
Ecolab, Inc.	1,554	290,116
FMC Corporation	132	13,773
Graphic Packaging Holding Co.	1,018	24,463
PPG Industries, Inc.	460	68,218
RPM International, Inc.	160	14,357
Scotts Miracle-Gro Co. (The)	70	4,388
Sealed Air Corporation	435	17,400
Sherwin-Williams Co. (The)	1,615	428,815
Southern Copper Corporation	638	45,770
Vulcan Materials Co.	294	66,279
		1,048,034
Real Estate — 0.9%
American Tower Corporation REIT	3,704	718,354
	Shares	Value
CoStar Group, Inc.*	1,276	$ 113,564
Crown Castle, Inc. REIT	539	61,414
Equinix, Inc. REIT	385	301,817
Equity LifeStyle Properties, Inc. REIT	686	45,886
Extra Space Storage, Inc. REITΔ	124	18,457
Iron Mountain, Inc. REIT	1,257	71,423
Lamar Advertising Co. Class A REIT	504	50,022
Public Storage REIT	759	221,537
SBA Communications Corporation REIT	61	14,137
Simon Property Group, Inc. REIT	718	82,915
		1,699,526
Utilities — 0.1%
AES Corporation (The)	3,421	70,917
Vistra Corporation	1,415	37,144
		108,061
Total Common Stocks (Cost $143,462,126)		169,695,567

FOREIGN COMMON STOCKS — 1.4%
Bermuda — 0.0%
RenaissanceRe Holdings, Ltd.	163	30,403
Brazil — 0.1%
NU Holdings, Ltd. Class A*	12,726	100,408
Canada — 0.1%
RB Global, Inc.	1,039	62,340
Ireland — 1.2%
Accenture PLC Class A	5,032	1,552,775
Allegion PLC	471	56,529
Horizon Therapeutics PLC*	2,329	239,538
ICON PLC*	110	27,522
Jazz Pharmaceuticals PLC*	516	63,968
Linde PLC	409	155,862
Trane Technologies PLC	587	112,270
		2,208,464
Jersey — 0.0%
Novocure, Ltd.*	838	34,777
Netherlands — 0.0%
Elastic NV*	512	32,829
Total Foreign Common Stocks (Cost $2,232,399)		2,469,221

MUTUAL FUNDS — 0.8%
iShares Russell 1000 Growth ETFΔ (Cost $1,386,489)	5,625	1,547,887
MONEY MARKET FUNDS — 3.3%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	5,614,693	5,614,693
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø§	272,781	272,781
See Notes to Financial Statements.

GROWTH EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	6	$ 6
Total Money Market Funds (Cost $5,887,480)		5,887,480
TOTAL INVESTMENTS — 99.9% (Cost $152,968,494)		179,600,155
Other Assets in Excess of Liabilities — 0.1%		136,501
NET ASSETS — 100.0%		$179,736,656
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	41.5
Consumer Discretionary	15.2
Communication Services	10.3
Health Care	10.2
Financials	6.2
Industrials	5.9
Consumer Staples	4.4
Money Market Funds	3.3
Real Estate	0.9
Mutual Funds	0.8
Materials	0.7
Energy	0.4
Utilities	0.1
99.9
Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2023	24	$5,385,900	$71,469
S&P 500® Micro E-Mini	09/2023	17	381,501	11,775
Total Futures Contracts outstanding at June 30, 2023			$5,767,401	$83,244

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$169,695,567	$169,695,567	$ —	$ —
Foreign Common Stocks	2,469,221	2,469,221	—	—
Money Market Funds	5,887,480	5,887,480	—	—
Mutual Funds	1,547,887	1,547,887	—	—
Total Assets - Investments in Securities	$179,600,155	$179,600,155	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 83,244	$ 83,244	$ —	$ —
Total Assets - Other Financial Instruments	$ 83,244	$ 83,244	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 92.1%
Communication Services — 12.8%
Alphabet, Inc. Class A*	461,838	$ 55,282,008
Alphabet, Inc. Class C*	225,404	27,267,122
Live Nation Entertainment, Inc.Δ*	91,592	8,344,947
Meta Platforms, Inc. Class A*	169,348	48,599,489
Netflix, Inc.*	67,726	29,832,626
Trade Desk, Inc. (The) Class A*	44,330	3,423,163
Walt Disney Co. (The)*	94,564	8,442,674
		181,192,029
Consumer Discretionary — 15.0%
Airbnb, Inc. Class A*	21,593	2,767,359
Amazon.com, Inc.*	632,889	82,503,410
AutoZone, Inc.*	1,916	4,777,278
Chipotle Mexican Grill, Inc.*	7,984	17,077,776
DoorDash, Inc. Class A*	22,191	1,695,836
Etsy, Inc.*	3,139	265,591
Floor & Decor Holdings, Inc. Class AΔ*	14,149	1,470,930
Lowe’s Cos., Inc.	33,564	7,575,395
Marriott International, Inc. Class A	53,085	9,751,184
MercadoLibre, Inc.*	5,081	6,018,953
NIKE, Inc. Class B	93,829	10,355,907
O’Reilly Automotive, Inc.*	10,315	9,853,919
Starbucks Corporation	178,588	17,690,927
Tapestry, Inc.Δ	40,284	1,724,155
Tesla, Inc.Δ*	121,165	31,717,362
Yum China Holdings, Inc.	40,225	2,272,712
Yum! Brands, Inc.	34,371	4,762,102
		212,280,796
Consumer Staples — 3.6%
Costco Wholesale Corporation	27,030	14,552,412
Estee Lauder Cos., Inc. (The) Class A	47,698	9,366,933
Monster Beverage Corporation*	452,657	26,000,618
Target Corporation	7,923	1,045,044
		50,965,007
Energy — 0.7%
Cheniere Energy, Inc.	13,447	2,048,785
ConocoPhillips	24,816	2,571,186
Pioneer Natural Resources Co.Δ	23,780	4,926,740
		9,546,711
Financials — 7.2%
Apollo Global Management, Inc.Δ	118,436	9,097,069
Blackstone, Inc.	30,529	2,838,281
Block, Inc.*	125,648	8,364,388
Carlyle Group, Inc. (The)	173,552	5,544,987
Charles Schwab Corporation (The)	10,871	616,168
FactSet Research Systems, Inc.	13,088	5,243,707
Mastercard, Inc. Class A	84,151	33,096,588
Morgan Stanley	30,110	2,571,394
MSCI, Inc.	1,499	703,466
PayPal Holdings, Inc.*	66,558	4,441,415
SEI Investments Co.	74,559	4,445,208
Visa, Inc. Class AΔ	100,698	23,913,761
		100,876,432
	Shares	Value
Health Care — 9.9%
10X Genomics, Inc. Class A*	22,099	$ 1,234,008
Align Technology, Inc.*	17,786	6,289,841
Alnylam Pharmaceuticals, Inc.*	5,429	1,031,184
Dexcom, Inc.*	54,704	7,030,011
Edwards Lifesciences Corporation*	11,865	1,119,225
Eli Lilly and Co.	18,361	8,610,942
Exact Sciences Corporation*	49,030	4,603,917
HCA Healthcare, Inc.	17,911	5,435,630
Illumina, Inc.*	29,781	5,583,640
Intuitive Surgical, Inc.*	58,349	19,951,857
McKesson Corporation	13,050	5,576,395
Moderna, Inc.*	6,456	784,404
Regeneron Pharmaceuticals, Inc.*	20,566	14,777,494
Sarepta Therapeutics, Inc.*	10,790	1,235,671
Seagen, Inc.*	5,725	1,101,834
Thermo Fisher Scientific, Inc.	1,529	797,756
Ultragenyx Pharmaceutical, Inc.*	14,252	657,445
UnitedHealth Group, Inc.	45,920	22,070,989
Veeva Systems, Inc. Class A*	50,829	10,050,418
Vertex Pharmaceuticals, Inc.*	26,352	9,273,532
Zoetis, Inc.	74,690	12,862,365
		140,078,558
Industrials — 5.4%
Boeing Co. (The)*	86,074	18,175,386
Copart, Inc.*	148,963	13,586,915
CoStar Group, Inc.*	179,595	15,983,955
Deere & Co.	15,539	6,296,247
Equifax, Inc.Δ	5,019	1,180,971
Expeditors International of Washington, Inc.	49,675	6,017,133
Rockwell Automation, Inc.	7,752	2,553,896
TransDigm Group, Inc.	3,332	2,979,375
Uber Technologies, Inc.*	217,549	9,391,590
		76,165,468
Information Technology — 36.9%
Adobe, Inc.*	10,811	5,286,471
Advanced Micro Devices, Inc.*	148,204	16,881,918
Amphenol Corporation Class A	44,373	3,769,486
Apple, Inc.	525,780	101,985,547
Atlassian Corporation Class A*	13,406	2,249,661
Autodesk, Inc.*	50,097	10,250,347
Broadcom, Inc.	7,829	6,791,109
Cloudflare, Inc. Class AΔ*	19,420	1,269,485
Cognizant Technology Solutions Corporation Class A	25,330	1,653,542
Datadog, Inc. Class A*	22,266	2,190,529
Entegris, Inc.	18,946	2,099,596
First Solar, Inc.*	28,273	5,374,415
HubSpot, Inc.*	5,565	2,961,081
Intuit, Inc.	38,052	17,435,046
Lam Research Corporation	24,087	15,484,569
Microsoft Corporation	420,056	143,045,870
MongoDB, Inc.Δ*	4,857	1,996,178
NVIDIA Corporation	166,443	70,408,718
Oracle Corporation	219,508	26,141,208

See Notes to Financial Statements.

	Shares	Value
Palo Alto Networks, Inc.Δ*	53,563	$ 13,685,882
QUALCOMM, Inc.	48,093	5,724,991
Salesforce, Inc.*	143,566	30,329,753
ServiceNow, Inc.*	27,250	15,313,682
Snowflake, Inc. Class A*	12,145	2,137,277
Synopsys, Inc.*	9,896	4,308,817
Texas Instruments, Inc.	32,685	5,883,954
Workday, Inc. Class A*	27,330	6,173,574
		520,832,706
Materials — 0.6%
Freeport-McMoRan, Inc.	76,100	3,044,000
Martin Marietta Materials, Inc.	8,102	3,740,612
Sherwin-Williams Co. (The)	5,271	1,399,556
		8,184,168
Total Common Stocks (Cost $986,697,342)		1,300,121,875

FOREIGN COMMON STOCKS — 4.6%
Canada — 1.0%
Shopify, Inc. Class AΔ*	213,944	13,820,782
China — 0.3%
Alibaba Group Holding, Ltd. ADRΔ*	41,144	3,429,352
Ireland — 2.3%
Accenture PLC Class A	56,597	17,464,702
Linde PLC	32,575	12,413,681
Trane Technologies PLC	16,328	3,122,894
		33,001,277
Netherlands — 0.2%
ASML Holding NV (NASDAQ Exchange)	4,467	3,237,458
Singapore — 0.1%
Sea, Ltd. ADR*	22,175	1,287,037
Switzerland — 0.7%
Novartis AG ADR	49,679	5,013,108
Roche Holding AG ADRΔ	113,010	4,316,982
		9,330,090
Total Foreign Common Stocks (Cost $61,894,680)		64,105,996

	Shares	Value
MONEY MARKET FUNDS — 3.5%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	46,126,299	$ 46,126,299
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø§	3,538,384	3,538,384
Northern Institutional U.S. Government Portfolio (Shares), 4.91%Ø	178,408	178,408
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	1,705	1,705
Total Money Market Funds (Cost $49,844,796)		49,844,796
TOTAL INVESTMENTS — 100.2% (Cost $1,098,436,818)		1,414,072,667
Liabilities in Excess of Other Assets — (0.2)%		(2,604,536)
NET ASSETS — 100.0%		$1,411,468,131
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	39.3
Consumer Discretionary	15.3
Communication Services	12.9
Health Care	10.6
Financials	7.2
Industrials	5.6
Consumer Staples	3.6
Money Market Funds	3.5
Materials	1.5
Energy	0.7
100.2
Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2023	66	$14,811,225	$137,440
See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,300,121,875	$1,300,121,875	$ —	$ —
Foreign Common Stocks	64,105,996	64,105,996	—	—
Money Market Funds	49,844,796	49,844,796	—	—
Total Assets - Investments in Securities	$1,414,072,667	$1,414,072,667	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 137,440	$ 137,440	$ —	$ —
Total Assets - Other Financial Instruments	$ 137,440	$ 137,440	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 91.7%
Communication Services — 1.8%
ATN International, Inc.Δ	18,868	$ 690,569
Bandwidth, Inc. Class A*	23,935	327,431
Cable One, Inc.	2,993	1,966,640
Cardlytics, Inc.*	4,400	27,808
DHI Group, Inc.*	3,603	13,799
Entravision Communications Corporation Class AΔ	263,386	1,156,264
IAC, Inc.*	9,900	621,720
Integral Ad Science Holding Corporation*	160,700	2,889,386
Outbrain, Inc.Δ*	3,681	18,110
Playtika Holding CorporationΔ*	32,969	382,440
Sphere Entertainment Co.Δ*	15,375	421,121
Spok Holdings, Inc.	11,371	151,121
Stagwell, Inc.*	46,443	334,854
Townsquare Media, Inc. Class AΔ	22,147	263,771
TrueCar, Inc.*	22,532	50,922
United States Cellular CorporationΔ*	25,554	450,517
Yelp, Inc.*	50,165	1,826,508
Ziff Davis, Inc.Δ*	31,192	2,185,312
		13,778,293
Consumer Discretionary — 11.9%
1-800-Flowers.com, Inc. Class AΔ*	40,831	318,482
1stdibs.com, Inc.*	2,800	10,472
2U, Inc.*	55,089	222,009
Aaron's Co., Inc. (The)	25,671	362,988
American Axle & Manufacturing Holdings, Inc.Δ*	94,806	784,046
American Outdoor Brands, Inc.*	1,453	12,612
American Public Education, Inc.*	1,530	7,252
Atmus Filtration Technologies, Inc.Δ*	57,442	1,261,426
Barnes & Noble Education, Inc.*	12,983	16,359
Bloomin' Brands, Inc.Δ	86,505	2,326,119
Bluegreen Vacations Holding CorporationΔ	4,226	150,657
Boot Barn Holdings, Inc.*	25,700	2,176,533
Bowlero Corporation*	31,021	361,084
Brinker International, Inc.*	25,824	945,158
Brunswick Corporation	43,778	3,792,926
Capri Holdings, Ltd.*	59,106	2,121,314
Cavco Industries, Inc.*	2,307	680,565
Chegg, Inc.*	22,050	195,804
Chuy's Holdings, Inc.*	27,007	1,102,426
Cooper-Standard Holdings, Inc.Δ*	4,876	69,532
Dana, Inc.	165,152	2,807,584
Dave & Buster's Entertainment, Inc.Δ*	102,084	4,548,863
Duluth Holdings, Inc. Class B*	2,200	13,816
European Wax Center, Inc. Class AΔ*	124,500	2,319,435
Genesco, Inc.*	4,381	109,700
G-III Apparel Group, Ltd.*	33,417	643,946
Goodyear Tire & Rubber Co. (The)*	65,723	899,091
GoPro, Inc. Class A*	125,458	519,396
Grand Canyon Education, Inc.*	1,236	127,568
	Shares	Value
Helen of Troy, Ltd.Δ*	11,502	$ 1,242,446
Hibbett, Inc.	15,106	548,197
Hilton Grand Vacations, Inc.Δ*	60,400	2,744,576
Hooker Furnishings CorporationΔ	2,692	50,233
Jack in the Box, Inc.	11,844	1,155,145
KB Home	54,179	2,801,596
Lands' End, Inc.*	16,027	124,370
Laureate Education, Inc.	72,524	876,815
La-Z-Boy, Inc.	44,058	1,261,821
Lear Corporation	2,749	394,619
Leslie's, Inc.Δ*	148,000	1,389,720
Malibu Boats, Inc. Class A*	68,116	3,995,685
MarineMax, Inc.Δ*	55,552	1,897,656
National Vision Holdings, Inc.*	35,938	872,934
OneWater Marine, Inc. Class AΔ*	47,249	1,712,304
Penske Automotive Group, Inc.Δ	8,441	1,406,524
Planet Fitness, Inc. Class A*	30,900	2,083,896
Red Robin Gourmet Burgers, Inc.Δ*	21,136	292,311
Savers Value Village, Inc.*	80,300	1,903,110
SeaWorld Entertainment, Inc.*	15,222	852,584
Skyline Champion Corporation*	63,081	4,128,651
Solo Brands, Inc. Class AΔ*	99,934	565,626
Sonic Automotive, Inc. Class AΔ	15,999	762,672
Steven Madden, Ltd.Δ	87,237	2,851,778
Stitch Fix, Inc. Class AΔ*	30,184	116,208
Stoneridge, Inc.*	10,950	206,407
Tapestry, Inc.Δ	64,738	2,770,786
Taylor Morrison Home Corporation Class A*	115,270	5,621,718
Texas Roadhouse, Inc.	26,034	2,923,098
Tilly's, Inc. Class AΔ*	11,636	81,568
Topgolf Callaway Brands CorporationΔ*	138,900	2,757,165
Tri Pointe Homes, Inc.*	49,208	1,616,975
Unifi, Inc.*	8,699	70,201
Universal Electronics, Inc.Δ*	10,232	98,432
Vera Bradley, Inc.*	24,425	156,076
Visteon Corporation*	19,400	2,786,034
Vizio Holding Corporation Class AΔ*	67,734	457,204
VOXX International CorporationΔ*	487	6,078
Wendy's Co. (The)	45,380	987,015
Wingstop, Inc.	7,800	1,561,248
YETI Holdings, Inc.*	54,701	2,124,587
		89,163,232
Consumer Staples — 2.2%
Andersons, Inc. (The)	8,588	396,336
BJ's Wholesale Club Holdings, Inc.Δ*	49,600	3,125,296
Edgewell Personal Care Co.	101,652	4,199,244
Fresh Del Monte Produce, Inc.	2,884	74,148
Hain Celestial Group, Inc. (The)*	15,053	188,313
Herbalife Nutrition, Ltd.Δ*	7,397	97,936
J&J Snack Foods CorporationΔ	17,963	2,844,621
Nature's Sunshine Products, Inc.Δ*	6,033	82,350
Simply Good Foods Co. (The)*	64,600	2,363,714
SpartanNash Co.	4,764	107,238

See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Spectrum Brands Holdings, Inc.	38,984	$ 3,042,701
		16,521,897
Energy — 5.3%
Atlas Energy Solutions, Inc. Class A	4,250	73,780
Bristow Group, Inc.*	5,719	164,307
Cactus, Inc. Class A	135,504	5,734,529
California Resources Corporation	27,840	1,260,874
Centrus Energy Corporation Class A*	3,846	125,226
ChampionX Corporation	134,562	4,176,804
DHT Holdings, Inc.	31,905	272,150
Dorian LPG, Ltd.	28,399	728,434
Earthstone Energy, Inc. Class AΔ*	141,445	2,021,249
Enviva, Inc.Δ	40,190	436,062
Gulfport Energy Corporation*	2,582	271,291
Magnolia Oil & Gas Corporation Class AΔ	185,899	3,885,289
Matador Resources Co.	81,900	4,285,008
NexTier Oilfield Solutions, Inc.Δ*	225,616	2,017,007
Northern Oil and Gas, Inc.Δ	34,126	1,171,204
Oil States International, Inc.*	4,900	36,603
Patterson-UTI Energy, Inc.Δ	312,380	3,739,189
PDC Energy, Inc.	45,479	3,235,376
Permian Resources CorporationΔ	192,623	2,111,148
ProPetro Holding Corporation*	32,857	270,742
REX American Resources Corporation*	8,931	310,888
SM Energy Co.	11,240	355,521
Southwestern Energy Co.Δ*	382,770	2,300,448
Vital Energy, Inc.Δ*	2,873	129,716
World Fuel Services Corporation	36,730	759,576
		39,872,421
Financials — 17.4%
1st Source Corporation	2,371	99,416
Amalgamated Financial CorporationΔ	5,613	90,313
A-Mark Precious Metals, Inc.Δ	50,133	1,876,729
Amerant Bancorp, Inc.	700	12,033
American Equity Investment Life Holding Co.	30,121	1,569,605
Ameris BancorpΔ	51,057	1,746,660
Associated Banc-CorpΔ	69,979	1,135,759
Atlantic Union Bankshares CorporationΔ	9,044	234,692
AvidXchange Holdings, Inc.*	101,000	1,048,380
Axis Capital Holdings, Ltd.	64,069	3,448,834
Banc of California, Inc.	17,244	199,686
BankUnited, Inc.Δ	75,739	1,632,175
Banner Corporation	4,593	200,576
BCB Bancorp, Inc.	3,597	42,229
Berkshire Hills Bancorp, Inc.	19,328	400,669
Brighthouse Financial, Inc.*	6,350	300,673
BRP Group, Inc. Class A*	49,182	1,218,730
Byline Bancorp, Inc.Δ	5,576	100,870
Capital Bancorp, Inc.Δ	1,785	32,309
Capital City Bank Group, Inc.	2,673	81,901
Capstar Financial Holdings, Inc.	6,280	77,056
Carter Bankshares, Inc.Δ*	3,931	58,140
Central Pacific Financial Corporation	16,956	266,379
	Shares	Value
City Holding Co.Δ	16,061	$1,445,329
CNO Financial Group, Inc.Δ	61,840	1,463,753
Columbia Banking System, Inc.Δ	61,988	1,257,117
Community Trust Bancorp, Inc.	4,089	145,446
Compass Diversified Holdings	151,925	3,295,253
ConnectOne Bancorp, Inc.	19,901	330,158
Customers Bancorp, Inc.Δ*	31,987	967,927
CVB Financial CorporationΔ	72,226	959,161
Donegal Group, Inc. Class AΔ	3,754	54,170
Donnelley Financial Solutions, Inc.*	26,319	1,198,304
Eastern Bankshares, Inc.	10,000	122,700
eHealth, Inc.*	7,141	57,414
Employers Holdings, Inc.	14,312	535,412
Enact Holdings, Inc.	12,666	318,297
Encore Capital Group, Inc.Δ*	4,598	223,555
Enova International, Inc.*	17,609	935,390
Enstar Group, Ltd.*	645	157,535
Enterprise Financial Services Corporation	22,869	894,178
Essent Group, Ltd.	51,444	2,407,579
Euronet Worldwide, Inc.*	18,538	2,175,805
EVERTEC, Inc.	105,570	3,888,143
EZCORP, Inc. Class AΔ*	39,340	329,669
FB Financial Corporation	4,292	120,391
Financial Institutions, Inc.	5,832	91,796
First BanCorpΔ	37,224	1,107,414
First BanCorp (New York Exchange)Δ	345,825	4,225,982
First Financial Bancorp	66,416	1,357,543
First Financial Corporation	6,168	200,275
First Foundation, Inc.	72,388	287,380
First Internet BancorpΔ	6,526	96,911
First Interstate BancSystem, Inc. Class A	115,117	2,744,389
First Merchants Corporation	23,227	655,698
First Mid Bancshares, Inc.	2,751	66,409
First of Long Island Corporation (The)	701	8,426
First Savings Financial Group, Inc.	1,014	13,385
Five Star Bancorp	1,647	36,843
Flywire Corporation*	77,100	2,393,184
FNB CorporationΔ	285,062	3,261,109
Focus Financial Partners, Inc. Class A*	52,215	2,741,810
FS Bancorp, Inc.	1,863	56,020
Great Southern Bancorp, Inc.Δ	2,381	120,788
Green Dot Corporation Class A*	23,374	438,029
Greenlight Capital Re, Ltd. Class AΔ*	4,206	44,310
Guaranty Bancshares, Inc.Δ	812	21,989
Hamilton Lane, Inc. Class A	86,129	6,888,597
Hanmi Financial Corporation	19,040	284,267
Hanover Insurance Group, Inc. (The)	3,148	355,818
HarborOne Bancorp, Inc.	20,668	179,398
HBT Financial, Inc.	4,674	86,189
Heartland Financial U.S.A., Inc.	3,468	96,653
Home Bancorp, Inc.Δ	116	3,852
Home BancShares, Inc.	144,529	3,295,261
HomeStreet, Inc.Δ	21,523	127,416
HomeTrust Bancshares, Inc.Δ	4,892	102,194

See Notes to Financial Statements.

	Shares	Value
Horace Mann Educators Corporation	2,869	$ 85,095
Horizon Bancorp, Inc.	9,805	102,070
Independent Bank Corporation	23,363	1,039,887
Independent Bank Corporation (NASDAQ Exchange)	6,466	109,663
Independent Bank Group, Inc.	46,293	1,598,497
Investar Holding Corporation	1,686	20,417
Jackson Financial, Inc. Class A	32,913	1,007,467
James River Group Holdings, Ltd.	11,932	217,878
LendingClub Corporation*	16,521	161,080
Macatawa Bank Corporation	1,740	16,147
Marqeta, Inc. Class A*	103,300	503,071
Mercantile Bank CorporationΔ	1,975	54,550
Merchants BancorpΔ	6,203	158,673
Mercury General Corporation	11,136	337,087
Metropolitan Bank Holding CorporationΔ*	590	20,491
Midland States Bancorp, Inc.	7,685	153,008
MVB Financial CorporationΔ	62,800	1,323,824
Navient Corporation	71,233	1,323,509
NBT Bancorp, Inc.Δ	3,056	97,334
NMI Holdings, Inc. Class A*	100,866	2,604,360
Northrim BanCorp, Inc.	2,187	86,015
OceanFirst Financial Corporation	4,348	67,916
Ocwen Financial CorporationΔ*	1,128	33,806
OFG Bancorp	24,754	645,584
Old National Bancorp	425,158	5,926,703
Old Second Bancorp, Inc.Δ	6,988	91,263
Origin Bancorp, Inc.	23,926	701,032
Pacific Premier Bancorp, Inc.	138,062	2,855,122
Pathward Financial, Inc.	15,046	697,533
Peapack-Gladstone Financial Corporation	7,342	198,821
PJT Partners, Inc. Class AΔ	26,300	1,831,532
PRA Group, Inc.*	2,660	60,781
Premier Financial Corporation	16,443	263,417
Primis Financial Corporation	6,786	57,138
Priority Technology Holdings, Inc.Δ*	112,600	407,612
ProAssurance CorporationΔ	158,666	2,394,270
PROG Holdings, Inc.*	42,139	1,353,505
Provident Bancorp, Inc.Δ	100	828
Provident Financial Services, Inc.Δ	39,711	648,878
QCR Holdings, Inc.	15,810	648,684
Radian Group, Inc.Δ	9,417	238,062
RBB Bancorp	4,966	59,294
Regional Management Corporation	3,594	109,617
Reinsurance Group of America, Inc.	4,976	690,121
Selective Insurance Group, Inc.Δ	43,860	4,208,367
Selectquote, Inc.*	28,962	56,476
Sierra BancorpΔ	824	13,983
Skyward Specialty Insurance Group, Inc.*	1,280	32,512
SLM CorporationΔ	23,297	380,207
SmartFinancial, Inc.	2,141	46,053
South Plains Financial, Inc.	2,538	57,130
Southern First Bancshares, Inc.Δ*	2,479	61,355
SouthState CorporationΔ	73,593	4,842,419
Stewart Information Services Corporation	3,482	143,249
	Shares	Value
StoneX Group, Inc.*	5,533	$ 459,682
Texas Capital Bancshares, Inc.*	25,924	1,335,086
Third Coast Bancshares, Inc.Δ*	1,876	29,772
Towne Bank/Portsmouth VA	21,620	502,449
Trustmark Corporation	2,912	61,501
UMB Financial CorporationΔ	47,283	2,879,535
United Community Banks, Inc.	56,103	1,402,014
United Fire Group, Inc.	6,708	152,003
Universal Insurance Holdings, Inc.	20,389	314,602
Univest Financial Corporation	4,789	86,585
Valley National BancorpΔ	458,143	3,550,608
Veritex Holdings, Inc.	31,115	557,892
Victory Capital Holdings, Inc. Class A	116,600	3,677,564
Washington Federal, Inc.Δ	6,914	183,359
Waterstone Financial, Inc.	8,432	122,180
WesBanco, Inc.	54,551	1,397,051
Western New England Bancorp, Inc.Δ	1,620	9,461
WSFS Financial CorporationΔ	52,868	1,994,181
Zions Bancorp NAΔ	19,710	529,411
		130,634,164
Health Care — 12.0%
2seventy bio, Inc.*	31,001	313,730
Addus HomeCare Corporation*	14,740	1,366,398
Adicet Bio, Inc.Δ*	3,250	7,898
Agios Pharmaceuticals, Inc.Δ*	55,411	1,569,240
American Well Corporation Class A*	96,775	203,228
Amicus Therapeutics, Inc.*	177,045	2,223,685
AMN Healthcare Services, Inc.*	2,979	325,069
AnaptysBio, Inc.Δ*	15,385	312,931
AngioDynamics, Inc.*	21,429	223,504
ANI Pharmaceuticals, Inc.*	3,568	192,065
Apellis Pharmaceuticals, Inc.Δ*	21,605	1,968,216
Artivion, Inc.Δ*	83,776	1,440,109
Atea Pharmaceuticals, Inc.*	12,349	46,185
Athira Pharma, Inc.*	5,900	17,405
AtriCure, Inc.*	93,001	4,590,529
Avanos Medical, Inc.*	2,226	56,897
Azenta, Inc.Δ*	25,659	1,197,762
BioCryst Pharmaceuticals, Inc.Δ*	12,758	89,816
Bluebird Bio, Inc.Δ*	93,471	307,520
Blueprint Medicines Corporation*	38,698	2,445,714
C4 Therapeutics, Inc.*	46,561	128,043
Cara Therapeutics, Inc.Δ*	55,920	158,254
CareDx, Inc.Δ*	37,661	320,119
Caribou Biosciences, Inc.Δ*	20,518	87,202
Castle Biosciences, Inc.Δ*	11,900	163,268
Century Therapeutics, Inc.Δ*	7,178	22,682
Certara, Inc.Δ*	37,300	679,233
Chimerix, Inc.*	26,700	32,307
Community Health Systems, Inc.*	14,500	63,800
Computer Programs and Systems, Inc.*	9,362	231,148
CONMED CorporationΔ	19,638	2,668,608
Cross Country Healthcare, Inc.*	5,281	148,290
Cue Health, Inc.Δ*	4,600	1,697
Day One Biopharmaceuticals, Inc.*	79,100	944,454
Deciphera Pharmaceuticals, Inc.*	16,423	231,236
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Embecta CorporationΔ	57,200	$1,235,520
Emergent BioSolutions, Inc.Δ*	57,539	422,912
Enanta Pharmaceuticals, Inc.*	14,029	300,221
Enovis Corporation*	21,672	1,389,609
Envista Holdings Corporation*	33,966	1,149,409
EQRx, Inc.Δ*	129,533	240,931
Exelixis, Inc.*	37,384	714,408
Fate Therapeutics, Inc.*	86,832	413,320
FibroGen, Inc.*	5,606	15,136
Halozyme Therapeutics, Inc.*	60,357	2,177,077
Health Catalyst, Inc.*	62,069	775,863
HealthEquity, Inc.*	44,400	2,803,416
HealthStream, Inc.	9,165	225,092
Inogen, Inc.*	23,567	272,199
Insmed, Inc.Δ*	87,859	1,853,825
Inspire Medical Systems, Inc.*	15,866	5,150,738
Intra-Cellular Therapies, Inc.*	60,886	3,855,302
iTeos Therapeutics, Inc.*	15,686	207,683
Kezar Life Sciences, Inc.Δ*	13,200	32,340
Kodiak Sciences, Inc.Δ*	4,275	29,498
Lantheus Holdings, Inc.Δ*	14,710	1,234,463
Ligand Pharmaceuticals, Inc.*	21,128	1,523,329
Lyell Immunopharma, Inc.Δ*	1,928	6,131
MacroGenics, Inc.Δ*	7,692	41,152
Merit Medical Systems, Inc.*	32,886	2,750,585
MoonLake ImmunotherapeuticsΔ*	2,300	117,300
NanoString Technologies, Inc.*	14,600	59,130
Nektar Therapeutics*	200,543	115,352
NeoGenomics, Inc.*	64,489	1,036,338
NGM Biopharmaceuticals, Inc.Δ*	27,800	72,002
Nurix Therapeutics, Inc.Δ*	3,859	38,551
NuVasive, Inc.*	33,495	1,393,057
Nuvation Bio, Inc.Δ*	5,400	9,720
Omnicell, Inc.Δ*	20,694	1,524,527
OraSure Technologies, Inc.*	53,725	269,162
Owens & Minor, Inc.*	4,308	82,024
Pacific Biosciences of California, Inc.Δ*	115,288	1,533,330
Pediatrix Medical Group, Inc.*	23,848	338,880
Phreesia, Inc.*	57,800	1,792,378
Precigen, Inc.Δ*	4,100	4,715
Prestige Consumer Healthcare, Inc.*	57,990	3,446,346
PTC Therapeutics, Inc.*	109,271	4,444,052
Quanterix Corporation*	20,771	468,386
Reata Pharmaceuticals, Inc. Class AΔ*	26,700	2,722,332
REGENXBIO, Inc.*	18,057	360,959
Sangamo Therapeutics, Inc.*	8,443	10,976
Seer, Inc.*	21,900	93,513
Shockwave Medical, Inc.Δ*	14,008	3,998,023
Silk Road Medical, Inc.Δ*	31,300	1,016,937
Supernus Pharmaceuticals, Inc.*	66,838	2,009,150
Sutro Biopharma, Inc.Δ*	52,543	244,325
Tango Therapeutics, Inc.*	25,029	83,096
Tarsus Pharmaceuticals, Inc.Δ*	6,800	122,876
Tenet Healthcare Corporation*	1,896	154,296
Theravance Biopharma, Inc.Δ*	4,924	50,963
TransMedics Group, Inc.*	32,204	2,704,492
	Shares	Value
Travere Therapeutics, Inc.Δ*	130,987	$ 2,011,960
Treace Medical Concepts, Inc.*	87,300	2,233,134
Vanda Pharmaceuticals, Inc.Δ*	42,979	283,232
Veradigm, Inc.Δ*	79,907	1,006,828
ViewRay, Inc.Δ*	103,500	36,453
Y-mAbs Therapeutics, Inc.*	7,000	47,530
Zimvie, Inc.*	27,359	307,242
Zymeworks, Inc.Δ*	2,100	18,144
		89,860,112
Industrials — 19.9%
ABM Industries, Inc.	47,710	2,034,831
ACV Auctions, Inc. Class A*	126,500	2,184,655
AerSale Corporation*	459	6,747
AGCO Corporation	5,104	670,768
Allegiant Travel Co.*	12,698	1,603,503
Ameresco, Inc. Class AΔ*	32,630	1,586,797
Applied Industrial Technologies, Inc.	23,334	3,379,463
ArcBest CorporationΔ	12,589	1,243,793
Argan, Inc.Δ	7,968	314,019
ASGN, Inc.*	43,711	3,305,863
Astec Industries, Inc.	9,474	430,499
AZEK Co., Inc. (The)*	85,100	2,577,679
Babcock & Wilcox Enterprises, Inc.*	5,500	32,450
Barnes Group, Inc.	20,143	849,833
Barrett Business Services, Inc.Δ	10,375	904,700
Beacon Roofing Supply, Inc.Δ*	35,056	2,908,947
Boise Cascade Co.	66,313	5,991,380
BrightView Holdings, Inc.*	103,210	741,048
Brink's Co. (The)	50,464	3,422,973
Casella Waste Systems, Inc. Class A*	101,853	9,212,604
CECO Environmental Corporation*	19,164	256,031
Chart Industries, Inc.Δ*	7,955	1,271,129
Columbus McKinnon Corporation	45,895	1,865,632
Conduent, Inc.*	83,987	285,556
CoreCivic, Inc. REIT*	92,792	873,173
Covenant Logistics Group, Inc.	10,532	461,618
Deluxe Corporation	75,688	1,323,026
Driven Brands Holdings, Inc.*	144,000	3,896,640
DXP Enterprises, Inc.*	25,467	927,253
Dycom Industries, Inc.Δ*	6,955	790,436
EMCOR Group, Inc.	21,700	4,009,726
Encore Wire CorporationΔ	8,724	1,622,053
Enviri Corporation*	52,439	517,573
Esab Corporation	82,438	5,485,424
ESCO Technologies, Inc.Δ	14,209	1,472,479
ExlService Holdings, Inc.*	45,204	6,828,516
Exponent, Inc.	30,900	2,883,588
Federal Signal CorporationΔ	65,091	4,167,777
Global Industrial Co.	6,313	175,312
GMS, Inc.*	37,604	2,602,197
Great Lakes Dredge & Dock Corporation*	4,335	35,374
Hawaiian Holdings, Inc.Δ*	38,300	412,491
Hayward Holdings, Inc.*	68,940	885,879
Heidrick & Struggles International, Inc.	6,306	166,920
Hexcel Corporation	40,800	3,101,616

See Notes to Financial Statements.

	Shares	Value
Hillman Solutions Corporation*	213,347	$ 1,922,256
Hub Group, Inc. Class A*	33,053	2,654,817
IBEX Holdings, Ltd.*	26,942	571,979
Insteel Industries, Inc.	500	15,560
ITT, Inc.	35,800	3,336,918
Kadant, Inc.	11,946	2,653,207
Kaman Corporation	7,675	186,733
Karat Packaging, Inc.	11,399	208,032
KBR, Inc.Δ	20,806	1,353,638
Kelly Services, Inc. Class A	6,696	117,917
Korn FerryΔ	47,875	2,371,727
Leonardo DRS, Inc.Δ*	14,669	254,360
Manitowoc Co., Inc. (The)*	35,776	673,662
Marten Transport, Ltd.	59,000	1,268,500
Matrix Service Co.*	12,165	71,652
Mistras Group, Inc.*	2,181	16,837
MYR Group, Inc.*	18,740	2,592,492
NOW, Inc.*	48,496	502,419
NV5 Global, Inc.*	4,897	542,441
OPENLANE, Inc.*	46,768	711,809
Oshkosh Corporation	4,470	387,057
Parsons CorporationΔ*	10,324	496,997
Paycor HCM, Inc.Δ*	122,100	2,890,107
Powell Industries, Inc.	6,430	389,594
Primoris Services Corporation	14,893	453,790
Proterra, Inc.Δ*	63,281	75,937
Proto Labs, Inc.*	15,778	551,599
Quanex Building Products CorporationΔ	4,202	112,824
Radiant Logistics, Inc.*	11,050	74,256
RBC Bearings, Inc.*	9,400	2,044,218
Regal Beloit Corporation	25,353	3,901,827
Resideo Technologies, Inc.Δ*	39,030	689,270
Resources Connection, Inc.	9,534	149,779
REV Group, Inc.	14,072	186,595
Saia, Inc.Δ*	7,850	2,687,918
Steelcase, Inc. Class A	58,428	450,480
Sun Country Airlines Holdings, Inc.Δ*	81,819	1,839,291
Tetra Tech, Inc.	24,327	3,983,303
Timken Co. (The)	44,915	4,111,070
Titan Machinery, Inc.*	4,911	144,874
Trinity Industries, Inc.Δ	23,623	607,347
TrueBlue, Inc.Δ*	19,573	346,638
TuSimple Holdings, Inc. Class AΔ*	32,819	54,479
Tutor Perini CorporationΔ*	33,610	240,311
Werner Enterprises, Inc.	58,565	2,587,402
WESCO International, Inc.	5,413	969,252
WillScot Mobile Mini Holdings Corporation*	72,729	3,475,719
Zurn Water Solutions CorporationΔ	157,124	4,225,064
		149,873,925
Information Technology — 11.2%
Adeia, Inc.	50,114	551,755
Allegro MicroSystems, Inc.Δ*	49,800	2,247,972
Avnet, Inc.	73,317	3,698,843
Belden, Inc.Δ	9,158	875,963
Benchmark Electronics, Inc.Δ	15,467	399,513
	Shares	Value
Box, Inc. Class AΔ*	57,791	$1,697,900
Brightcove, Inc.*	2,000	8,020
Cerence, Inc.Δ*	30,592	894,204
Cirrus Logic, Inc.*	6,604	534,990
Coherent CorporationΔ*	102,888	5,245,230
Cohu, Inc.*	46,248	1,922,067
Comtech Telecommunications Corporation	14,601	133,453
Consensus Cloud Solutions, Inc.Δ*	5,760	178,560
Daktronics, Inc.*	10,921	69,894
Digital Turbine, Inc.Δ*	64,055	594,430
Dropbox, Inc. Class AΔ*	35,810	955,053
EverCommerce, Inc.Δ*	15,069	178,417
FARO Technologies, Inc.*	14,617	236,795
Ichor Holdings, Ltd.Δ*	35,623	1,335,863
Informatica, Inc. Class A*	19,446	359,751
Instructure Holdings, Inc.Δ*	50,087	1,260,189
Kulicke & Soffa Industries, Inc.	101,412	6,028,943
KVH Industries, Inc.*	3,865	35,326
Kyndryl Holdings, Inc.*	6,100	81,008
LiveRamp Holdings, Inc.*	34,439	983,578
MACOM Technology Solutions Holdings, Inc.Δ*	57,451	3,764,764
MaxLinear, Inc.*	53,828	1,698,812
MKS Instruments, Inc.Δ	9,862	1,066,082
NETGEAR, Inc.*	12,949	183,358
New Relic, Inc.*	30,400	1,989,376
nLight, Inc.*	14,315	220,737
Nutanix, Inc. Class A*	28,574	801,501
ON24, Inc.	3,486	28,306
Onto Innovation, Inc.Δ*	22,500	2,620,575
PowerSchool Holdings, Inc. Class AΔ*	244,700	4,683,558
Progress Software CorporationΔ	22,089	1,283,371
Q2 Holdings, Inc.*	75,891	2,345,032
Quantum Corporation*	15,067	16,272
Rapid7, Inc.*	37,557	1,700,581
Ribbon Communications, Inc.*	78,529	219,096
ScanSource, Inc.*	9,150	270,474
SecureWorks Corporation Class A*	5,384	38,926
Semtech CorporationΔ*	55,783	1,420,235
Silicon Laboratories, Inc.*	16,841	2,656,499
Smartsheet, Inc. Class A*	56,100	2,146,386
SolarWinds Corporation*	33,690	345,659
Sprout Social, Inc. Class AΔ*	62,186	2,870,506
SPS Commerce, Inc.Δ*	10,711	2,057,155
Squarespace, Inc. Class A*	22,714	716,400
Synaptics, Inc.Δ*	34,300	2,928,534
Teradata Corporation*	57,350	3,063,064
Turtle Beach Corporation*	4,100	47,765
Unisys Corporation*	35,329	140,609
Upland Software, Inc.*	27,068	97,445
Varonis Systems, Inc.*	67,279	1,792,985
Verint Systems, Inc.Δ*	42,404	1,486,684
Vertex, Inc. Class AΔ*	133,700	2,607,150
Vontier Corporation	32,999	1,062,898
Workiva, Inc.Δ*	40,854	4,153,218
Xerox Holdings CorporationΔ	76,752	1,142,837
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Xperi, Inc.Δ*	25,412	$ 334,168
		84,508,735
Materials — 3.8%
Alpha Metallurgical Resources, Inc.Δ	1,463	240,459
Avient Corporation	43,200	1,766,880
Balchem Corporation	3,628	489,091
Clearwater Paper Corporation*	12,232	383,106
Ecovyst, Inc.*	48,471	555,478
Element Solutions, Inc.	35,566	682,867
Graphic Packaging Holding Co.Δ	163,499	3,928,881
Huntsman Corporation	38,995	1,053,645
Ingevity Corporation*	10,889	633,304
Kaiser Aluminum CorporationΔ	18,703	1,339,883
Koppers Holdings, Inc.	5,291	180,423
Minerals Technologies, Inc.	79,443	4,583,067
MP Materials CorporationΔ*	2,930	67,038
Olympic Steel, Inc.	10,100	494,900
Pactiv Evergreen, Inc.Δ	134,514	1,018,271
Quaker Chemical CorporationΔ	9,088	1,771,251
Rayonier Advanced Materials, Inc.Δ*	44,455	190,268
Ryerson Holding CorporationΔ	18,551	804,742
Schnitzer Steel Industries, Inc. Class A	17,570	526,924
Summit Materials, Inc. Class A*	98,144	3,714,751
SunCoke Energy, Inc.	69,369	545,934
Valhi, Inc.Δ	1,339	17,206
Warrior Met Coal, Inc.	30,657	1,194,090
Worthington Industries, Inc.	38,330	2,662,785
		28,845,244
Real Estate — 4.8%
Apple Hospitality REIT, Inc.	76,222	1,151,714
Armada Hoffler Properties, Inc. REITΔ	111,011	1,296,609
CareTrust REIT, Inc.Δ	40,535	805,025
Chatham Lodging Trust REIT	13,446	125,855
CTO Realty Growth, Inc. REITΔ	9,981	171,074
DiamondRock Hospitality Co. REITΔ	183,038	1,466,134
Douglas Elliman, Inc.Δ	34,044	75,578
Easterly Government Properties, Inc. REITΔ	41,817	606,347
Equity Commonwealth REIT	58,946	1,194,246
Forestar Group, Inc.*	10,845	244,555
Four Corners Property Trust, Inc. REIT	116,570	2,960,878
Hersha Hospitality Trust REIT	34,888	212,468
Highwoods Properties, Inc. REITΔ	56,201	1,343,766
Independence Realty Trust, Inc. REIT	128,424	2,339,885
Kennedy-Wilson Holdings, Inc.Δ	52,425	856,100
Kite Realty Group Trust REIT	189,082	4,224,092
LXP Industrial Trust REIT	172,506	1,681,934
National Health Investors, Inc. REIT	15,886	832,744
National Storage Affiliates Trust REIT	65,200	2,270,916
NETSTREIT CorporationΔ	34,868	623,091
Opendoor Technologies, Inc.Δ*	72,891	293,022
Pebblebrook Hotel Trust REITΔ	123,211	1,717,561
	Shares	Value
Phillips Edison & Co., Inc. REITΔ	42,528	$ 1,449,354
Physicians Realty Trust REITΔ	227,798	3,186,894
RLJ Lodging Trust REIT	101,884	1,046,349
RPT Realty REIT	117,601	1,228,930
Summit Hotel Properties, Inc. REITΔ	46,738	304,264
Sunstone Hotel Investors, Inc. REIT	104,018	1,052,662
UMH Properties, Inc. REITΔ	53,664	857,551
Xenia Hotels & Resorts, Inc. REIT	42,968	528,936
Zillow Group, Inc. Class A*	3,448	169,642
		36,318,176
Utilities — 1.4%
ALLETE, Inc.	11,417	661,843
Black Hills Corporation	24,228	1,459,979
Northwest Natural Holding Co.	21,708	934,529
NorthWestern Corporation	31,392	1,781,810
NRG Energy, Inc.	17,014	636,153
ONE Gas, Inc.Δ	17,781	1,365,759
Southwest Gas Holdings, Inc.	25,610	1,630,077
Spire, Inc.Δ	27,255	1,729,057
Vistra Corporation	19,194	503,843
		10,703,050
Total Common Stocks (Cost $648,011,470)		690,079,249

FOREIGN COMMON STOCKS — 4.0%
Bermuda — 0.1%
Fidelis Insurance Holdings, Ltd.*	54,853	748,743
SiriusPoint, Ltd.*	10,121	91,393
		840,136
Canada — 0.5%
DIRTT Environmental SolutionsΔ*	96,127	25,108
IMAX Corporation*	76,208	1,294,774
Teekay Tankers, Ltd. Class AΔ	21,646	827,527
Xenon Pharmaceuticals, Inc.*	42,000	1,617,000
		3,764,409
Cayman Islands — 0.1%
Patria Investments, Ltd. Class A	42,026	600,972
Colombia — 0.2%
Tecnoglass, Inc.Δ	30,577	1,579,608
Denmark — 0.3%
Ascendis Pharma A/S ADRΔ*	25,600	2,284,800
Ireland — 0.2%
Adient PLCΔ*	25,298	969,419
Trinseo PLCΔ	22,164	280,818
		1,250,237
Israel — 1.0%
CyberArk Software, Ltd.Δ*	14,600	2,282,418
Global-e Online, Ltd.Δ*	52,600	2,153,444
JFrog, Ltd.*	119,900	3,321,230
		7,757,092

See Notes to Financial Statements.

	Shares	Value
Jersey — 1.0%
WNS Holdings, Ltd. ADR*	100,436	$ 7,404,142
Monaco — 0.1%
Scorpio Tankers, Inc.	18,589	877,958
Sweden — 0.1%
Loomis AB	33,056	965,321
United Kingdom — 0.4%
Gates Industrial Corporation PLC*	189,235	2,550,888
Luxfer Holdings PLC	23,172	329,737
		2,880,625
Total Foreign Common Stocks (Cost $29,921,496)		30,205,300

RIGHTS — 0.0%
Aduro Biotech, Inc.†††*	2,713	—
Omniab, Inc.†††*	7,376	1
Omniab, Inc. (NASDAQ Exchange)†††*	7,376	1
Total Rights (Cost $—)		2
MONEY MARKET FUNDS — 6.3%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	31,717,938	31,717,938
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø§	15,569,897	15,569,897
Northern Institutional U.S. Government Portfolio (Shares), 4.91%Ø	66,177	66,177
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	51,188	51,188
Total Money Market Funds (Cost $47,405,200)		47,405,200
TOTAL INVESTMENTS — 102.0% (Cost $725,338,166)		767,689,751
Liabilities in Excess of Other Assets — (2.0)%		(15,070,471)
NET ASSETS — 100.0%		$752,619,280
PORTFOLIO SUMMARY (based on net assets)
%
Industrials	21.6
Financials	17.6
Health Care	12.5
Consumer Discretionary	12.3
Information Technology	11.9
Money Market Funds	6.3
Energy	5.5
Real Estate	4.8
Materials	3.9
Consumer Staples	2.2
Communication Services	2.0
Utilities	1.4
Rights	—**
102.0
**Rounds to less than 0.05%
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Index	09/2023	186	$17,704,410	$109,807
Forward Foreign Currency Contracts outstanding at June 30, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/29/23	U.S. Dollars	873,977	Swedish Kronor	9,324,304	UBS	$5,576
Subtotal Appreciation						$5,576
09/29/23	U.S. Dollars	67,187	Swedish Kronor	724,654	UBS	$ (303)
Subtotal Depreciation						$ (303)
Total Forward Foreign Currency Contracts outstanding at June 30, 2023						$5,273
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$690,079,249	$690,079,249	$ —	$ —
Foreign Common Stocks:
Sweden	965,321	—	965,321	—
Other ^^	29,239,979	29,239,979	—	—
Total Foreign Common Stocks	30,205,300	29,239,979	965,321	—
Money Market Funds	47,405,200	47,405,200	—	—
Rights	2	—	—	2
Total Assets - Investments in Securities	$767,689,751	$766,724,428	$965,321	$ 2
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 5,576	$ —	$ 5,576	$ —
Futures Contracts	109,807	109,807	—	—
Total Assets - Other Financial Instruments	$ 115,383	$ 109,807	$ 5,576	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (303)	$ —	$ (303)	$ —
Total Liabilities - Other Financial Instruments	$ (303)	$ —	$ (303)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2023.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2023.

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
FOREIGN COMMON STOCKS — 95.2%
Australia — 6.8%
Ampol, Ltd.	9,256	$ 184,902
ANZ Group Holdings, Ltd.	155,132	2,455,707
APA Group	56,822	367,636
ASX, Ltd.	9,397	395,454
Aurizon Holdings, Ltd.	144,275	377,453
BHP Group, Ltd.	275,010	8,267,340
BlueScope Steel, Ltd.	21,263	292,639
Brambles, Ltd.	107,348	1,032,212
Cochlear, Ltd.	5,986	917,104
Coles Group, Ltd.	97,380	1,195,718
Commonwealth Bank of Australia	93,381	6,251,559
Computershare, Ltd.	31,223	487,267
CSL, Ltd.	32,664	6,048,680
Dexus REIT	65,896	343,174
Fortescue Metals Group, Ltd.	86,232	1,279,573
Goodman Group REIT	96,925	1,302,948
GPT Group (The) REIT	15,364	42,514
IDP Education, Ltd.Δ	17,951	265,833
Insurance Australia Group, Ltd.	115,449	439,039
Macquarie Group, Ltd.	19,625	2,335,137
Medibank Pvt., Ltd.	179,765	422,264
Mineral Resources, Ltd.	7,000	335,249
Mirvac Group REIT	260,355	393,162
National Australia Bank, Ltd.	154,242	2,712,787
Newcrest Mining, Ltd.	40,166	716,498
Northern Star Resources, Ltd.	45,766	372,850
Orica, Ltd.	17,805	176,390
Origin Energy, Ltd.	81,077	455,698
Pilbara Minerals, Ltd.Δ	120,000	394,400
Qantas Airways, Ltd.*	66,392	275,136
QBE Insurance Group, Ltd.	75,406	787,302
REA Group, Ltd.	4,130	396,741
Rio Tinto, Ltd.	16,350	1,252,078
Santos, Ltd.	155,840	779,744
Scentre Group REIT	265,947	470,331
SEEK, Ltd.	16,462	240,486
Sonic Healthcare, Ltd.	45,006	1,070,317
South32, Ltd.	212,814	535,780
Stockland REIT	133,688	359,391
Suncorp Group, Ltd.	68,156	612,397
Telstra Corporation, Ltd.	341,734	980,332
Transurban Group	182,153	1,734,345
Vicinity Centres REIT	216,299	266,376
Wesfarmers, Ltd.	62,996	2,076,934
Westpac Banking Corporation	173,355	2,468,335
WiseTech Global, Ltd.	6,300	337,921
Woodside Energy Group, Ltd.	102,306	2,366,499
Woolworths Group, Ltd.	69,504	1,841,594
		59,113,226
Austria — 0.2%
Erste Group Bank AG	21,419	751,333
OMV AG	10,806	458,847
Verbund AG	5,255	421,586
voestalpine AG	4,506	161,929
		1,793,695
Belgium — 0.6%
Ageas SA/NV	10,480	424,851
	Shares	Value
D'ieteren Group	2,641	$ 467,418
Elia Group SA/NVΔ	2,782	353,464
Groupe Bruxelles Lambert NV	5,725	451,323
KBC Group NV	13,105	914,740
Sofina SAΔ	865	179,331
Solvay SA	4,910	549,036
UCB SA	19,739	1,750,030
Umicore SA	9,507	265,808
Warehouses De Pauw CVA REIT	12,473	342,542
		5,698,543
Denmark — 2.6%
AP Moeller - Maersk A/S Class A	649	1,131,662
AP Moeller - Maersk A/S Class B	610	1,072,531
Chr. Hansen Holding A/S	13,414	932,522
Coloplast A/S Class B	13,701	1,714,491
Danske Bank A/S*	97,273	2,369,222
Demant A/SΔ*	18,113	766,668
DSV A/S	18,994	3,989,530
Genmab A/S*	7,330	2,777,760
Novozymes A/S, B SharesΔ	27,803	1,297,263
Orsted A/S 144AΔ	20,730	1,965,252
Pandora A/S	15,325	1,369,774
ROCKWOOL International A/S, B SharesΔ	1,073	277,485
Tryg A/S	43,880	950,266
Vestas Wind Systems A/SΔ*	96,690	2,570,729
		23,185,155
Finland — 1.2%
Elisa OYJ	7,229	385,916
Fortum OYJΔ	22,487	300,932
Kesko OYJ, B Shares	12,949	243,859
Kone OYJ Class B	19,989	1,044,317
Neste OYJ	21,037	809,993
Nokia OYJ	358,262	1,501,067
Nordea Bank Abp (NASDAQ Exchange)	1,819	19,814
Nordea Bank Abp (Stockholm Exchange)	182,960	1,992,924
Orion OYJ Class B	17,254	716,059
Sampo OYJ, A Shares	35,114	1,577,056
Stora Enso OYJ, R Shares	34,560	400,963
UPM-Kymmene OYJΔ	41,906	1,248,666
		10,241,566
France — 10.6%
Accor SA	16,778	624,333
Aeroports de Paris	2,268	325,894
Air Liquide SA	35,542	6,373,928
Alstom SAΔ	13,681	408,388
Arkema SA	2,715	256,015
AXA SA	97,306	2,875,521
BioMerieux	2,876	301,973
BNP Paribas SA	59,911	3,780,741
Bollore SE	40,000	249,451
Bouygues SA	11,283	379,035
Bureau Veritas SA	15,449	423,844
Capgemini SE	9,756	1,847,226
Carrefour SA	43,085	816,492
Cie de St-Gobain	26,241	1,597,720

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Cie Generale des Etablissements Michelin SCA	65,523	$ 1,938,258
Credit Agricole SA	30,092	357,308
Danone SA	50,297	3,082,374
Dassault Aviation SA	2,825	565,992
Dassault Systemes SE	37,571	1,664,808
Edenred	19,978	1,338,213
Eiffage SA	8,654	903,552
Engie SA	92,715	1,543,975
EssilorLuxottica SA	22,374	4,219,073
Eurazeo SE	3,083	217,061
Gecina SA REIT	2,894	308,728
Getlink SE	33,090	563,121
Hermes International	2,518	5,473,426
Ipsen SA	7,320	881,154
Kering SA	5,668	3,129,864
Klepierre REITΔ	14,221	353,309
L’Oreal SA	15,003	6,998,541
Legrand SA	16,102	1,597,381
Orange SA	150,729	1,761,486
Publicis Groupe SA	12,484	1,001,919
Renault SA	22,966	969,018
Safran SA	18,996	2,976,858
Sanofi	74,351	8,004,316
Sartorius Stedim Biotech	3,225	805,456
Schneider Electric SE	28,838	5,239,194
Societe Generale SA	28,734	747,263
Sodexo SA	8,568	943,486
Teleperformance	3,388	568,351
Thales SA	6,325	947,668
TotalEnergies SE	138,911	7,974,136
Unibail-Rodamco-Westfield CDI*	10,140	26,143
Unibail-Rodamco-Westfield REITΔ*	6,095	321,477
Valeo	12,169	261,503
Veolia Environnement SA	31,981	1,012,373
Vinci SA	27,022	3,139,832
Vivendi SE	35,000	321,317
Wendel SE	525	53,921
Worldline SA 144A*	13,200	483,385
		92,955,801
Germany — 7.7%
adidas AG	11,209	2,175,982
Allianz SE	23,578	5,491,876
BASF SE	49,106	2,385,728
Bayerische Motoren Werke AG	18,094	2,225,690
Bechtle AG	3,882	154,164
Beiersdorf AG	11,389	1,508,172
Brenntag SE	7,869	613,924
Carl Zeiss Meditec AG	4,095	442,851
Commerzbank AG	49,702	550,989
Continental AG	4,960	374,730
Covestro AG 144A*	8,920	464,132
Daimler Truck Holding AG	22,258	802,226
Delivery Hero SE 144A*	7,927	349,740
Deutsche Bank AG	104,927	1,103,073
Deutsche Boerse AG	11,154	2,059,191
Deutsche Lufthansa AG*	49,931	511,970
Deutsche Post AG	54,831	2,679,167
Deutsche Telekom AG	204,528	4,462,498
	Shares	Value
E.ON SE	94,768	$ 1,210,605
Evonik Industries AG	13,302	253,467
Fresenius Medical Care AG & Co. KGaA	15,717	751,133
Fresenius SE & Co. KGaA	37,197	1,031,725
GEA Group AG	7,555	316,298
Hannover Rueck SE	3,483	739,436
HeidelbergCement AG	9,249	760,625
HelloFresh SE*	7,006	173,277
Henkel AG & Co. KGaA	17,407	1,225,352
Infineon Technologies AG	67,044	2,761,023
LEG Immobilien SE*	1,506	86,894
Mercedes-Benz Group AG	52,967	4,263,382
MTU Aero Engines AG	2,932	760,470
Muenchener Rueckversicherungs-Gesellschaft AG	8,326	3,125,686
Nemetschek SE	785	58,606
Puma SE	13,626	821,105
Rheinmetall AG	2,384	653,102
RWE AG	27,660	1,205,321
SAP SE	59,183	8,084,837
Siemens AG	41,317	6,887,580
Siemens Energy AG*	18,963	335,300
Siemens Healthineers AG 144A	25,788	1,461,544
Symrise AG	6,729	705,553
Telefonica Deutschland Holding AG	56,298	158,451
Volkswagen AG	1,304	217,962
Vonovia SE	23,337	455,763
Zalando SE 144A*	10,454	301,485
		67,162,085
Hong Kong — 2.3%
AIA Group, Ltd.	652,000	6,622,038
BOC Hong Kong Holdings, Ltd.	214,500	657,084
CK Asset Holdings, Ltd.	161,057	894,955
CLP Holdings, Ltd.	56,000	436,162
ESR Cayman, Ltd. 144AΔ	132,400	228,026
Futu Holdings, Ltd. ADRΔ*	2,522	100,224
Hang Lung Properties, Ltd.	117,000	181,053
Hang Seng Bank, Ltd.	34,300	488,968
Henderson Land Development Co., Ltd.	71,275	212,258
HKT Trust & HKT, Ltd.	289,000	336,503
Hong Kong & China Gas Co., Ltd.	562,138	486,806
Hong Kong Exchanges and Clearing, Ltd.	64,997	2,462,672
Hongkong Land Holdings, Ltd.	52,200	204,115
Jardine Matheson Holdings, Ltd.	13,200	669,375
Link REIT	154,304	859,029
MTR Corporation, Ltd.	183,463	844,585
Power Assets Holdings, Ltd.	86,500	454,080
Sino Land Co., Ltd.	357,163	439,706
SITC International Holdings Co., Ltd.	59,000	108,039
Sun Hung Kai Properties, Ltd. (Hong Kong Exchange)	109,500	1,383,490
Swire Pacific, Ltd. Class A	22,500	172,860
Swire Properties, Ltd.	63,800	157,195
Techtronic Industries Co., Ltd.	71,500	781,896
WH Group, Ltd. 144A	585,591	311,871

See Notes to Financial Statements.

	Shares	Value
Wharf Real Estate Investment Co., Ltd.	115,000	$ 576,996
Xinyi Glass Holdings, Ltd.Δ	96,000	150,079
		20,220,065
Ireland — 0.7%
Bank of Ireland Group PLC	60,000	572,846
CRH PLC	42,988	2,371,533
DCC PLC	5,616	314,168
James Hardie Industries PLC CDIΔ*	25,315	675,302
Kerry Group PLC Class A	15,874	1,549,351
Kingspan Group PLC	7,807	519,664
Smurfit Kappa Group PLC	17,166	572,917
		6,575,781
Israel — 0.6%
Azrieli Group, Ltd.	1,239	69,998
Bank Hapoalim BM	76,213	628,498
Bank Leumi Le-Israel BM	72,431	542,769
Check Point Software Technologies, Ltd.*	6,172	775,327
CyberArk Software, Ltd.*	2,381	372,222
Elbit Systems, Ltd.	1,618	338,668
ICL Group, Ltd.	5,905	32,411
Israel Discount Bank, Ltd. Class A	52,953	264,544
Mizrahi Tefahot Bank, Ltd.	11,154	372,987
Nice, Ltd.*	3,728	767,287
Teva Pharmaceutical Industries, Ltd. ADR*	91,181	686,593
Tower Semiconductor, Ltd.*	8,803	325,175
Wix.com, Ltd.*	2,346	183,551
		5,360,030
Italy — 1.9%
Amplifon SpAΔ	15,067	552,655
Assicurazioni Generali SpA	54,358	1,105,423
DiaSorin SpA	692	72,085
Enel SpA	380,480	2,565,358
Eni SpA	160,136	2,305,381
FinecoBank Banca Fineco SpA	27,715	373,061
Infrastrutture Wireless Italiane SpA 144AΔ	26,318	347,405
Intesa Sanpaolo SpA	830,817	2,178,195
Mediobanca Banca di Credito Finanziario SpA	21,353	255,649
Moncler SpA	13,822	956,313
Nexi SpA 144A*	24,702	193,806
Poste Italiane SpA 144A	25,999	281,645
Prysmian SpA	12,256	512,591
Recordati Industria Chimica e Farmaceutica SpA	16,364	781,754
Snam SpA	116,668	609,748
Terna - Rete Elettrica NazionaleΔ	90,920	775,472
UniCredit SpA	106,639	2,479,738
		16,346,279
Japan — 21.5%
Advantest Corporation	8,900	1,198,688
Aeon Co., Ltd.Δ	32,800	671,629
AGC, Inc.Δ	9,300	334,576
Aisin Corporation	3,600	111,171
Ajinomoto Co., Inc.	33,800	1,346,486
	Shares	Value
Asahi Intecc Co., Ltd.	7,400	$ 145,691
Asahi Kasei Corporation	28,600	193,653
Bandai Namco Holdings, Inc.	35,400	819,769
Bridgestone Corporation	41,300	1,696,674
Brother Industries, Ltd.	21,000	307,368
Canon, Inc.Δ	66,900	1,758,576
Capcom Co., Ltd.	17,600	697,672
Central Japan Railway Co.	7,300	914,627
Chugai Pharmaceutical Co., Ltd.	68,800	1,959,357
Dai Nippon Printing Co., Ltd.	11,500	326,665
Daifuku Co., Ltd.	14,100	290,401
Dai-ichi Life Holdings, Inc.	49,600	943,387
Daiichi Sankyo Co., Ltd.	117,500	3,733,478
Daikin Industries, Ltd.	15,200	3,114,560
Daito Trust Construction Co., Ltd.	3,500	354,570
Daiwa House Industry Co., Ltd.	21,900	578,641
Daiwa House REIT Investment Corporation	101	193,652
Denso Corporation	29,500	1,989,838
Dentsu Group, Inc.	11,700	384,780
Disco Corporation	5,700	903,712
East Japan Railway Co.	17,300	959,345
Eisai Co., Ltd.	22,700	1,538,472
ENEOS Holdings, Inc.	55,150	189,563
FANUC Corporation	49,000	1,720,177
Fast Retailing Co., Ltd.	11,000	2,821,223
Fuji Electric Co., Ltd.	5,000	220,125
FUJIFILM Holdings Corporation	21,500	1,281,038
Fujitsu, Ltd.	9,900	1,281,881
GLP J-REITΔ	17	16,768
GMO Payment Gateway, Inc.Δ	1,900	149,035
Hamamatsu Photonics KK	6,400	314,198
Hankyu Hanshin Holdings, Inc.	14,100	466,204
Hikari Tsushin, Inc.	1,200	172,238
Hirose Electric Co., Ltd.	1,805	240,308
Hitachi, Ltd.	50,200	3,121,261
Honda Motor Co., Ltd.	100,600	3,047,563
Hoya Corporation	25,600	3,063,456
Ibiden Co., Ltd.	4,100	233,280
Inpex CorporationΔ	52,800	580,085
Isuzu Motors, Ltd.	25,100	304,494
ITOCHU Corporation	61,300	2,434,931
Japan Exchange Group, Inc.	25,800	451,461
Japan Metropolitan Fund Invest REIT	469	313,801
Japan Post Holdings Co., Ltd.	105,100	755,380
Japan Real Estate Investment Corporation REIT	83	315,863
JFE Holdings, Inc.	24,900	355,984
JSR Corporation	6,200	178,164
Kansai Electric Power Co., Inc. (The)	4,800	60,223
Kao Corporation	34,100	1,237,486
KDDI Corporation	95,000	2,933,896
Keisei Electric Railway Co., Ltd.	5,400	223,826
Keyence Corporation	10,900	5,179,208
Kikkoman Corporation	9,000	513,978
Kintetsu Group Holdings Co., Ltd.	18,100	626,844
Kobayashi Pharmaceutical Co., Ltd.	2,300	125,059
Kobe Bussan Co., Ltd.	8,600	223,214
Koito Manufacturing Co., Ltd.	8,600	156,065
Komatsu, Ltd.	54,200	1,466,002
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Konami Holdings Corporation	5,500	$ 288,426
Kose Corporation	1,400	134,581
Kubota Corporation	52,500	768,541
Kyocera Corporation	18,900	1,027,444
Kyowa Kirin Co., Ltd.	53,600	993,490
Lasertec CorporationΔ	4,200	634,689
Lixil Corporation	12,900	164,193
M3, Inc.	36,000	784,966
Marubeni Corporation	83,500	1,423,175
MatsukiyoCocokara & Co.	9,000	505,541
Mazda Motor Corporation	20,700	200,049
McDonald’s Holdings Co. Japan, Ltd.Δ	18,000	699,816
MEIJI Holdings Co., Ltd.	16,000	357,294
MINEBEA MITSUMI, Inc.	14,700	278,810
MISUMI Group, Inc.	13,600	273,810
Mitsubishi Chemical Group Corporation	63,200	380,125
Mitsubishi Corporation	67,300	3,253,747
Mitsubishi Electric Corporation	95,700	1,352,896
Mitsubishi Estate Co., Ltd.	66,800	793,606
Mitsubishi Heavy Industries, Ltd.	14,700	686,567
Mitsubishi UFJ Financial Group, Inc.	590,700	4,354,093
Mitsui & Co., Ltd.	81,600	3,088,383
Mitsui Chemicals, Inc.	9,400	277,072
Mitsui Fudosan Co., Ltd.	52,400	1,044,406
Mitsui OSK Lines, Ltd.Δ	4,400	105,860
Mizuho Financial Group, Inc.	122,590	1,873,846
MonotaRO Co., Ltd.Δ	11,900	151,968
MS&AD Insurance Group Holdings, Inc.	24,200	856,978
Murata Manufacturing Co., Ltd.	30,300	1,740,460
NEC Corporation	11,400	553,043
Nexon Co., Ltd.	24,400	467,911
Nidec Corporation	22,800	1,256,404
Nintendo Co., Ltd.	61,000	2,780,888
Nippon Building Fund, Inc. REIT	69	271,321
NIPPON EXPRESS HOLDINGS, INC.	4,000	225,633
Nippon Paint Holdings Co., Ltd.	41,100	340,144
Nippon Prologis REIT, Inc.	121	243,186
Nippon Sanso Holdings Corporation	8,800	191,188
Nippon Shinyaku Co., Ltd.	9,600	392,772
Nippon Steel Corporation	37,900	793,220
Nippon Telegraph & Telephone Corporation	1,725,000	2,041,203
Nippon Yusen KK	25,500	566,321
Nissan Chemical Corporation	5,900	254,406
Nissan Motor Co., Ltd.Δ	112,800	462,946
Nisshin Seifun Group, Inc.	16,300	201,482
Nissin Foods Holdings Co., Ltd.	7,700	636,675
Nitori Holdings Co., Ltd.	4,000	449,177
Nitto Denko Corporation	7,100	527,003
Nomura Holdings, Inc.	29,400	112,088
Nomura Real Estate Master Fund, Inc. REIT	184	212,223
Nomura Research Institute, Ltd.	18,157	501,631
NTT Data Corporation	31,300	438,854
Obic Co., Ltd.	3,600	577,830
Oji Holdings Corporation	23,900	89,364
Olympus Corporation	79,900	1,264,446
	Shares	Value
Omron Corporation	8,300	$ 509,635
Ono Pharmaceutical Co., Ltd.	52,300	943,671
Oracle Corporation	700	52,062
Oriental Land Co., Ltd.	60,500	2,358,652
ORIX Corporation	63,200	1,152,528
Osaka Gas Co., Ltd.	15,000	229,917
Otsuka Corporation	6,900	268,766
Otsuka Holdings Co., Ltd.	66,000	2,420,990
Pan Pacific International Holdings Corporation	18,800	336,702
Panasonic Holdings Corporation	118,600	1,454,265
Recruit Holdings Co., Ltd.	75,000	2,393,651
Renesas Electronics Corporation*	63,600	1,200,279
Resona Holdings, Inc.	94,500	452,464
Ricoh Co., Ltd.	26,200	223,273
Rohm Co., Ltd.	4,100	388,369
SBI Holdings, Inc.	9,400	181,288
Secom Co., Ltd.	12,500	845,981
Seiko Epson Corporation	18,200	284,142
Sekisui House, Ltd.	33,600	678,707
Seven & i Holdings Co., Ltd.	46,700	2,017,541
SG Holdings Co., Ltd.	13,100	186,862
Shimadzu Corporation	12,300	380,176
Shimano, Inc.	3,600	602,666
Shin-Etsu Chemical Co., Ltd.	100,500	3,358,504
Shionogi & Co., Ltd.	27,200	1,147,281
Shiseido Co., Ltd.	21,800	988,188
SMC Corporation	2,900	1,611,710
SoftBank Corporation	155,200	1,658,359
SoftBank Group Corporation	62,600	2,952,192
Sompo Holdings, Inc.	14,400	646,117
Sony Group CorporationΔ	70,400	6,355,023
Square Enix Holdings Co., Ltd.	1,300	60,486
Subaru Corporation	32,200	606,448
SUMCO CorporationΔ	15,200	215,645
Sumitomo Corporation	54,900	1,164,702
Sumitomo Electric Industries, Ltd.	65,100	797,617
Sumitomo Metal Mining Co., Ltd.	10,900	351,876
Sumitomo Mitsui Financial Group, Inc.	64,500	2,764,434
Sumitomo Mitsui Trust Holdings, Inc.	7,000	248,329
Sumitomo Realty & Development Co., Ltd.	9,600	237,897
Suntory Beverage & Food, Ltd.	38,700	1,402,942
Suzuki Motor Corporation	17,300	627,346
Sysmex Corporation	14,500	993,206
T&D Holdings, Inc.	22,500	329,982
Taisei Corporation	13,300	464,680
Takeda Pharmaceutical Co., Ltd.	128,236	4,029,503
TDK Corporation	19,900	776,196
Terumo Corporation	55,100	1,754,916
TIS, Inc.	14,800	370,819
Tobu Railway Co., Ltd.	11,900	319,077
Tokio Marine Holdings, Inc.	104,700	2,413,709
Tokyo Electric Power Co. Holdings, Inc.*	56,100	205,765
Tokyo Electron, Ltd.	22,500	3,240,641
Tokyo Gas Co., Ltd.	23,400	510,532
Tokyu CorporationΔ	27,000	325,643
TOPPAN, Inc.	15,000	324,175

See Notes to Financial Statements.

	Shares	Value
Toray Industries, Inc.	89,700	$ 500,115
Toshiba Corporation	22,800	715,449
Toyota Industries Corporation	6,500	465,687
Toyota Motor Corporation	578,480	9,297,382
Toyota Tsusho Corporation	10,000	499,761
Trend Micro, Inc.	8,500	411,455
Unicharm Corporation	26,300	977,963
USS Co., Ltd.	22,100	365,881
West Japan Railway Co.	9,300	386,806
Yakult Honsha Co., Ltd.	11,500	727,330
Yamaha Corporation	5,400	208,012
Yamaha Motor Co., Ltd.	14,300	411,099
Yamato Holdings Co., Ltd.	11,600	210,259
Yaskawa Electric Corporation	11,200	516,355
Yokogawa Electric Corporation	22,800	422,054
Z Holdings CorporationΔ	129,000	310,902
ZOZO, Inc.	5,700	118,244
		187,949,192
Jersey — 0.8%
Experian PLC	66,013	2,533,645
Glencore PLC	577,393	3,273,753
WPP PLC	75,700	793,472
		6,600,870
Luxembourg — 0.2%
ArcelorMittal SA	34,529	942,094
Eurofins Scientific SEΔ	12,824	814,938
		1,757,032
Netherlands — 6.2%
Adyen NV 144A*	1,167	2,020,857
Aegon NVΔ	116,084	589,287
AerCap Holdings NV*	6,500	412,880
Airbus SE	31,375	4,536,253
Akzo Nobel NV	10,566	863,804
Argenx SE*	4,146	1,616,922
ASM International NV	2,234	948,566
ASML Holding NV	21,877	15,868,014
CNH Industrial NV	30,290	436,861
Euronext NV 144A	4,841	329,260
EXOR NV	6,961	621,440
Ferrari NV	7,866	2,571,772
Ferrovial S.E.	29,456	931,165
IMCD NV	2,480	356,899
ING Groep NV	200,643	2,704,988
JDE Peet's NVΔ	20,956	623,360
Just Eat Takeaway.com NV 144AΔ*	6,526	100,034
Koninklijke Ahold Delhaize NV	69,313	2,363,090
Koninklijke KPN NV	184,467	658,543
Koninklijke Philips NVΔ*	98,766	2,140,028
NN Group NVΔ	15,646	579,178
OCI NV*	10,264	246,531
Prosus NV*	44,785	3,279,792
QIAGEN NV*	25,509	1,146,629
Stellantis NV	165,970	2,917,885
STMicroelectronics NV	37,246	1,857,585
Tenaris SA	20,000	299,181
Universal Music Group NVΔ	34,973	776,918
Wolters Kluwer NV	17,451	2,215,814
		54,013,536
	Shares	Value
New Zealand — 0.3%
Auckland International Airport, Ltd.*	81,891	$ 430,376
EBOS Group, Ltd.	10,882	245,875
Fisher & Paykel Healthcare Corporation, Ltd.	48,659	732,695
Spark New Zealand, Ltd.	145,344	454,825
Xero, Ltd.Δ*	5,756	461,170
		2,324,941
Norway — 0.6%
Aker BP ASAΔ	14,477	339,651
DNB Bank ASA	51,370	960,655
Equinor ASA	59,657	1,737,145
Gjensidige Forsikring ASA	8,027	128,591
Kongsberg Gruppen ASA	2,955	134,317
Mowi ASA	26,051	413,326
Norsk Hydro ASA	67,659	403,333
Orkla ASA	106,700	767,219
Salmar ASA	6,863	276,565
Telenor ASA	8,257	83,722
Yara International ASA	10,434	368,653
		5,613,177
Portugal — 0.2%
EDP - Energias de Portugal SA	154,225	753,801
Galp Energia SGPS SAΔ	27,004	315,566
Jeronimo Martins SGPS SA	19,382	533,946
		1,603,313
Singapore — 1.2%
CapitaLand Ascendas REIT	157,957	318,816
CapitaLand Integrated Commercial Trust REIT	425,903	603,563
Capitaland Investment, Ltd.	174,460	428,639
DBS Group Holdings, Ltd.	90,460	2,112,493
Grab Holdings, Ltd. Class AΔ*	55,000	188,650
Keppel Corporation, Ltd.	84,500	420,535
Mapletree Logistics Trust REIT	7,947	9,558
Oversea-Chinese Banking Corporation, Ltd.	165,140	1,502,277
Sea, Ltd. ADR*	18,281	1,061,029
Seatrium, Ltd.*	1,612,685	149,577
Singapore Airlines, Ltd.	190,850	1,011,129
Singapore Telecommunications, Ltd.	454,500	841,812
United Overseas Bank, Ltd.	56,959	1,181,971
UOL Group, Ltd.	7,561	36,038
Wilmar International, Ltd.	258,000	726,841
		10,592,928
Spain — 2.6%
Acciona SA	827	140,416
ACS Actividades de Construccion y Servicios SAΔ	9,489	333,670
Aena SME SA 144A	3,930	636,058
Amadeus IT Group SA*	23,463	1,786,717
Banco Bilbao Vizcaya Argentaria SA	326,478	2,508,234
Banco Santander SA	896,523	3,319,052
CaixaBank SA	262,455	1,087,172
Cellnex Telecom SA 144A*	30,895	1,248,275
EDP Renovaveis SAΔ	18,830	376,289
Enagas SAΔ	227	4,461
Endesa SAΔ	13,556	291,286
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Grifols SAΔ*	31,106	$ 399,054
Iberdrola SA	340,036	4,440,463
Industria de Diseno Textil SA	68,714	2,665,265
Naturgy Energy Group SA	15,059	448,916
Redeia Corporation SAΔ	23,715	398,816
Repsol SAΔ	75,615	1,099,744
Telefonica SA	305,885	1,241,881
		22,425,769
Sweden — 2.8%
Alfa Laval AB	14,717	536,841
Assa Abloy AB, B Shares	57,054	1,371,405
Atlas Copco AB, A Shares	166,397	2,402,254
Atlas Copco AB, B Shares	76,912	958,976
Boliden AB	12,271	355,591
Embracer Group AB*	27,006	67,536
Epiroc AB, A Shares	31,158	590,190
Epiroc AB, B Shares	20,075	324,923
EQT AB	12,795	246,326
Essity AB, B Shares	63,277	1,685,172
Fastighets AB Balder, B SharesΔ*	28,806	105,475
Getinge AB, B SharesΔ	12,152	213,190
H & M Hennes & Mauritz AB, B Shares	42,435	729,768
Hexagon AB, B Shares	134,111	1,649,609
Industrivarden AB, A SharesΔ	1,009	27,984
Industrivarden AB, C SharesΔ	18,571	512,460
Investment AB Latour, B SharesΔ	9,171	182,072
Investor AB, A SharesΔ	26,426	528,872
Investor AB, B Shares	96,085	1,922,189
Kinnevik AB, B Shares*	10,870	150,783
L E Lundbergforetagen AB, B Shares	5,888	250,738
Nibe Industrier AB, B Shares	74,413	707,545
Sagax AB, B SharesΔ	11,741	232,181
Sandvik AB	51,379	1,003,134
Securitas AB, B SharesΔ	23,710	194,748
Skandinaviska Enskilda Banken AB, A Shares	79,780	882,388
Skanska AB, B Shares	13,311	186,760
SKF AB, B Shares	17,959	312,945
Svenska Cellulosa AB SCA, B SharesΔ	49,432	630,999
Svenska Handelsbanken AB, A SharesΔ	86,629	725,280
Swedbank AB, A Shares	41,659	703,042
Swedish Orphan Biovitrum AB*	13,475	263,373
Tele2 AB, B Shares	37,286	308,366
Telefonaktiebolaget LM Ericsson, B Shares	166,228	903,166
Telia Co. ABΔ	126,527	277,582
Volvo AB, B Shares	95,875	1,984,136
		24,127,999
Switzerland — 10.2%
ABB, Ltd.	52,933	2,082,429
Alcon, Inc.	39,578	3,283,485
Bachem Holding AG Class BΔ	3,310	289,015
Baloise Holding AG	2,546	374,497
Barry Callebaut AG	404	780,560
Chocoladefabriken Lindt & Spruengli AG	65	817,244
	Shares	Value
Chocoladefabriken Lindt & Spruengli AG (Swiss Exchange)	8	$ 992,952
Cie Financiere Richemont SA	30,877	5,245,015
Clariant AG*	4,630	66,980
Coca-Cola HBC AG CDI*	53,299	1,589,903
DSM-Firmenich AG	9,526	1,025,132
EMS-Chemie Holding AGΔ	227	172,023
Geberit AG	1,229	644,099
Givaudan SA	396	1,313,509
Holcim, Ltd. (Swiss Exchange)*	30,626	2,064,414
Julius Baer Group, Ltd.	11,052	697,464
Kuehne + Nagel International AG	2,099	621,780
Logitech International SA	9,124	544,567
Lonza Group AG	4,846	2,896,516
Nestle SA	149,472	17,980,227
Novartis AG	121,422	12,241,698
Partners Group Holding AG	1,137	1,072,010
Roche Holding AG	42,356	12,938,490
Roche Holding AG (Swiss Exchange)Δ	2,216	727,687
SGS SA	4,725	446,990
SIG Group AG*	6,984	192,945
Sika AG	8,090	2,316,981
Sonova Holding AG	3,089	824,261
Straumann Holding AG	10,370	1,686,225
Swatch Group AG (The)	13,947	767,016
Swiss Life Holding AG	1,832	1,072,979
Swiss Prime Site AG	4,457	387,162
Swiss Re AG	16,099	1,622,181
Swisscom AG	1,391	868,180
Temenos AG	3,832	305,126
UBS Group AG	172,874	3,503,926
VAT Group AG 144A	1,112	460,606
Zurich Insurance Group AG	8,111	3,858,310
		88,774,584
United Kingdom — 13.4%
3i Group PLC	66,813	1,656,091
abrdn PLCΔ	114,480	317,910
Admiral Group PLC	8,048	213,141
Anglo American PLC	72,180	2,055,218
Antofagasta PLC	23,559	438,132
Ashtead Group PLC	24,479	1,697,151
Associated British Foods PLC	48,376	1,225,020
Auto Trader Group PLC 144AΔ	54,162	420,542
Aviva PLC	188,579	948,789
BAE Systems PLC	197,243	2,325,741
Barclays PLC	1,098,843	2,146,691
Barratt Developments PLC	90,118	473,635
Berkeley Group Holdings PLC	15,143	754,878
BP PLC	1,037,542	6,040,962
British Land Co. PLC (The) REIT	54,570	210,442
BT Group PLC	453,308	705,408
Bunzl PLC	26,142	996,221
Burberry Group PLC	55,860	1,507,298
CK Hutchison Holdings, Ltd.	212,500	1,296,961
CK Infrastructure Holdings, Ltd.	35,000	185,643
Coca-Cola Europacific Partners PLC	33,569	2,162,851
Compass Group PLC	143,434	4,016,604
Croda International PLC	8,431	602,686

See Notes to Financial Statements.

	Shares	Value
Haleon PLC	361,639	$ 1,484,336
Halma PLC	38,546	1,115,728
Hargreaves Lansdown PLCΔ	23,678	245,452
Hikma Pharmaceuticals PLC	41,006	986,800
HSBC Holdings PLC	1,171,835	9,278,406
Informa PLC	87,112	804,320
InterContinental Hotels Group PLCΔ	22,571	1,560,256
Intertek Group PLC	16,272	882,072
J Sainsbury PLCΔ	118,172	403,969
JD Sports Fashion PLC	259,615	482,260
Johnson Matthey PLCΔ	13,222	293,525
Kingfisher PLC	252,818	745,115
Land Securities Group PLC REIT	93,472	683,455
Legal & General Group PLC	335,080	970,158
Lloyds Banking Group PLC	4,085,048	2,264,541
London Stock Exchange Group PLC	27,951	2,974,920
M&G PLCΔ	174,268	424,110
Mondi PLC	49,454	754,491
National Grid PLC	236,940	3,141,439
NatWest Group PLC	356,433	1,089,435
Next PLC	11,694	1,025,402
Ocado Group PLCΔ*	22,804	165,019
Pearson PLC	41,042	430,278
Persimmon PLC	15,563	202,781
Phoenix Group Holdings PLCΔ	52,209	353,244
Prudential PLC	159,227	2,248,826
Reckitt Benckiser Group PLC	51,635	3,880,415
RELX PLC	123,017	4,103,937
Rentokil Initial PLC	164,319	1,284,763
Rio Tinto PLC	66,199	4,206,927
Rolls-Royce Holdings PLC*	419,124	805,977
Sage Group PLC (The)	115,730	1,359,471
Schroders PLC	111,805	622,042
Segro PLC REIT	80,953	738,277
Severn Trent PLC	25,238	822,766
Shell PLC	393,541	11,739,993
Smith & Nephew PLC	86,838	1,400,986
Smiths Group PLC	48,466	1,013,994
Spirax-Sarco Engineering PLC	6,430	847,501
SSE PLC	62,340	1,461,879
St. James’s Place PLC	37,454	517,972
Standard Chartered PLC (London Exchange)	147,424	1,282,603
Taylor Wimpey PLC	203,676	266,081
Tesco PLC	610,319	1,925,280
Unilever PLC	159,554	8,308,654
United Utilities Group PLC	72,451	885,895
Vodafone Group PLC	1,511,364	1,424,959
Whitbread PLC	28,617	1,231,865
		117,540,590
Total Foreign Common Stocks (Cost $757,467,534)		831,976,157

FOREIGN PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische MotorenWerke AG 8.52% ◊	7,785	887,139
	Shares	Value
Dr. Ing hc F Porsche AG 1.01% 144A	6,210	$ 771,460
Henkel AG & Co. KGaA 2.53% ◊	8,912	712,749
Porsche Automobil Holding SE 4.63% ◊	2,334	140,669
Sartorius AG 1.44% ◊	2,399	831,155
Volkswagen AG 7.13% ◊	11,005	1,479,872
Total Foreign Preferred Stocks (Cost $4,785,729)		4,823,044
MONEY MARKET FUNDS — 5.2%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	27,631,066	27,631,066
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø§	17,473,666	17,473,666
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	1,484	1,484
Total Money Market Funds (Cost $45,106,216)		45,106,216
TOTAL INVESTMENTS — 100.9% (Cost $807,359,479)		881,905,417
Liabilities in Excess of Other Assets — (0.9)%		(8,275,911)
NET ASSETS — 100.0%		$873,629,506
PORTFOLIO SUMMARY (based on net assets)
%
Financials	17.6
Industrials	16.1
Health Care	12.4
Consumer Discretionary	11.9
Consumer Staples	9.3
Information Technology	8.1
Materials	7.3
Money Market Funds	5.2
Energy	4.2
Communication Services	3.9
Utilities	3.3
Real Estate	1.6
100.9
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2023	336	$36,212,400	$150,729
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Hong Kong	$ 20,220,065	$ 100,224	$ 20,119,841	$ —
Israel	5,360,030	2,017,693	3,342,337	—
Japan	187,949,192	699,816	187,249,376	—
Netherlands	54,013,536	1,967,405	52,046,131	—
Singapore	10,592,928	1,249,679	9,343,249	—
Switzerland	88,774,584	1,025,132	87,749,452	—
United Kingdom	117,540,590	2,162,851	115,377,739	—
Other ^^	347,525,232	—	347,525,232	—
Total Foreign Common Stocks	831,976,157	9,222,800	822,753,357	—
Foreign Preferred Stocks	4,823,044	—	4,823,044	—
Money Market Funds	45,106,216	45,106,216	—	—
Total Assets - Investments in Securities	$881,905,417	$54,329,016	$827,576,401	$ —
Other Financial Instruments***
Futures Contracts	$ 150,729	$ 150,729	$ —	$ —
Total Assets - Other Financial Instruments	$ 150,729	$ 150,729	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 3.2%
Financials — 1.9%
Arch Capital Group, Ltd.*	60,451	$ 4,524,757
Axis Capital Holdings, Ltd.	68,664	3,696,183
Everest Re Group, Ltd.	34,403	11,761,010
		19,981,950
Health Care — 0.6%
Mettler-Toledo International, Inc.*	2,740	3,593,894
ResMed, Inc.	14,920	3,260,020
		6,853,914
Information Technology — 0.7%
Atlassian Corporation Class A*	32,410	5,438,722
EPAM Systems, Inc.*	11,340	2,548,665
		7,987,387
Total Common Stocks (Cost $35,933,971)		34,823,251

FOREIGN COMMON STOCKS — 85.4%
Australia — 2.4%
ASX, Ltd.‡‡	2,477	104,240
BHP Group, Ltd.‡‡	158,283	4,758,297
BlueScope Steel, Ltd.‡‡	220,156	3,029,968
CSL, Ltd.	25,144	4,656,136
Dexus REIT‡‡	60,007	312,506
Goodman Group REIT‡‡	53,845	723,830
GPT Group (The) REIT	112,950	312,543
Incitec Pivot, Ltd.	1,177,194	2,154,096
JB Hi-Fi, Ltd.	95,824	2,804,454
Mirvac Group REIT‡‡	382,582	577,737
Newcrest Mining, Ltd.	10,210	182,130
Pilbara Minerals, Ltd.	100,412	330,020
Qantas Airways, Ltd.*	275,415	1,141,352
Rio Tinto, Ltd.‡‡	5,159	395,075
Scentre Group REIT‡‡	200,985	355,444
Sonic Healthcare, Ltd.	42,185	1,003,229
Stockland REIT‡‡	222,407	597,893
Vicinity Centres REIT‡‡	362,344	446,234
Wesfarmers, Ltd.	8,410	277,272
Whitehaven Coal, Ltd.	336,243	1,507,325
		25,669,781
Belgium — 0.2%
Groupe Bruxelles Lambert NV‡‡	446	35,160
KBC Group NV	4,274	298,329
Proximus SADP	231,407	1,725,662
		2,059,151
Brazil — 0.4%
Lojas Renner SA*	1,159,377	4,857,170
Canada — 3.5%
Agnico Eagle Mines, Ltd.	50,375	2,517,743
Canadian National Railway Co.Δ	58,459	7,077,631
Canadian Pacific Kansas City, Ltd.	109,890	8,875,815
	Shares	Value
Kinross Gold Corporation	687,281	$ 3,278,819
Thomson Reuters CorporationΔ	37,360	5,044,129
Toronto-Dominion Bank (The)	121,715	7,544,079
Waste Connections, Inc.	26,781	3,827,808
		38,166,024
China — 0.7%
Baidu, Inc. Class A*	343,278	5,854,874
Meituan Class B 144A*	17,180	269,398
PICC Property & Casualty Co., Ltd. Class H	1,460,195	1,625,865
		7,750,137
Denmark — 1.0%
AP Moeller - Maersk A/S Class B	1,835	3,226,384
Danske Bank A/S*	13,012	316,926
DSV A/S	25,490	5,353,960
ISS A/S	76,044	1,608,677
		10,505,947
Finland — 0.3%
Nokia OYJ	689,265	2,887,923
Nordea Bank Abp (Stockholm Exchange)	15,380	167,529
		3,055,452
France — 11.0%
Air Liquide SA	48,280	8,658,298
AXA SA	129,801	3,835,791
Bureau Veritas SA	170,803	4,685,987
Capgemini SEΔ	48,944	9,267,183
Cie Generale des Etablissements Michelin SCA	167,489	4,954,548
Danone SA	134,756	8,258,313
Engie SA	333,813	5,558,961
Hermes International	5,764	12,529,320
L’Oreal SA	24,809	11,572,807
SanofiΔ	125,860	13,549,559
Schneider Electric SE	115,844	21,046,160
SCOR SE	158,079	4,647,119
TotalEnergies SE	188,050	10,794,942
		119,358,988
Germany — 7.6%
adidas AG	21,386	4,151,623
Bayerische Motoren Werke AG	30,232	3,718,750
Beiersdorf AG	65,619	8,689,501
BioNTech SE ADR*	35,610	3,843,387
Daimler Truck Holding AG	179,027	6,452,518
Deutsche Bank AG	315,996	3,321,993
Deutsche Boerse AG	70,165	12,953,480
Deutsche Lufthansa AG*	253,604	2,600,342
Deutsche Post AG	118,614	5,795,748
E.ON SE‡‡	144,479	1,845,633
Fresenius SE & Co. KGaA‡‡	5,845	162,121
HOCHTIEF AG	616	53,296
Infineon Technologies AG‡‡	22,642	932,449

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Mercedes-Benz Group AG	21,409	$ 1,723,238
Muenchener Rueckversicherungs-Gesellschaft AG	1,049	393,808
SAP SE	133,776	18,274,794
Siemens AG	34,725	5,788,688
Siemens Energy AG*	3,521	62,258
TeamViewer AG 144A*	52,505	843,933
thyssenkrupp AG	151,421	1,185,997
Vonovia SE	8,772	171,314
		82,964,871
Guatemala — 0.1%
Millicom International Cellular SA SDR*	66,541	1,018,193
Hong Kong — 2.3%
AIA Group, Ltd.	1,327,526	13,483,017
Alibaba Group Holding, Ltd.*	417,459	4,345,678
Tencent Holdings, Ltd.	167,100	7,085,237
		24,913,932
India — 1.9%
HDFC Bank, Ltd.	344,910	7,157,854
HDFC Bank, Ltd. ADRΔ	120,438	8,394,529
ICICI Bank, Ltd. ADR	220,060	5,078,985
		20,631,368
Ireland — 5.9%
Accenture PLC Class A	14,050	4,335,549
Aon PLC Class A	21,540	7,435,608
CRH PLC	102,097	5,632,418
ICON PLC*	24,450	6,117,390
Linde PLC	10,560	4,024,205
Medtronic PLC	122,566	10,798,065
Ryanair Holdings PLC ADR*	72,552	8,024,251
STERIS PLC	23,080	5,192,538
Willis Towers Watson PLC	54,954	12,941,667
		64,501,691
Israel — 0.9%
Check Point Software Technologies, Ltd.*	73,538	9,237,844
Italy — 0.6%
Eni SpA‡‡	35,232	507,214
Leonardo SpA	136,408	1,548,897
UniCredit SpA	118,081	2,745,805
Unipol Gruppo SpA	338,003	1,806,290
		6,608,206
Japan — 19.3%
Advantest Corporation	14,300	1,925,981
Aeon Co., Ltd.Δ	11,500	235,480
Ajinomoto Co., Inc.	15,800	629,422
Bandai Namco Holdings, Inc.	19,600	453,883
Bridgestone Corporation	16,500	677,848
Brother Industries, Ltd.	23,400	342,496
Canon, Inc.	19,100	502,075
Central Japan Railway Co.	2,800	350,816
Chugai Pharmaceutical Co., Ltd.	15,400	438,577
Concordia Financial Group, Ltd.	96,400	376,911
	Shares	Value
Dai-ichi Life Holdings, Inc.	24,300	$ 462,184
Daiichi Sankyo Co., Ltd.	35,800	1,137,519
Daikin Industries, Ltd.	43,100	8,831,418
Daito Trust Construction Co., Ltd.‡‡	94,308	9,553,935
Daiwa House Industry Co., Ltd.‡‡	32,090	847,881
Denso Corporation	10,000	674,521
Disco Corporation	3,300	523,202
East Japan Railway Co.	9,000	499,081
Eisai Co., Ltd.Δ	79,650	5,398,205
ENEOS Holdings, Inc.	93,300	320,693
FANUC Corporation	17,700	621,370
Fast Retailing Co., Ltd.	2,900	743,777
Fuji Electric Co., Ltd.	21,736	956,929
FUJIFILM Holdings Corporation	7,700	458,790
Fujitsu, Ltd.	15,400	1,994,037
Hakuhodo DY Holdings, Inc.	31,600	333,566
Hankyu Hanshin Holdings, Inc.	13,400	443,059
Haseko Corporation‡‡	4,900	60,380
Hitachi Construction Machinery Co., Ltd.	49,401	1,389,033
Hitachi, Ltd.‡‡	15,800	982,389
Honda Motor Co., Ltd.	32,800	993,639
Hoya Corporation	56,000	6,701,310
Ibiden Co., Ltd.	5,100	290,177
IHI Corporation	25,795	699,622
Iida Group Holdings Co., Ltd.	134,782	2,277,659
Inpex Corporation	23,800	261,478
Isetan Mitsukoshi Holdings, Ltd.	16,500	167,741
ITOCHU Corporation	25,300	1,004,955
Japan Airlines Co., Ltd.	7,100	153,953
Japan Exchange Group, Inc.	257,665	4,508,749
Japan Metropolitan Fund Invest REIT	178	119,097
Japan Post Holdings Co., Ltd.	66,600	478,671
Japan Post Insurance Co., Ltd.	151,392	2,275,259
Japan Real Estate Investment Corporation REIT	123	468,086
JFE Holdings, Inc.	227,962	3,259,072
JSR Corporation	11,200	321,845
Kajima Corporation	6,406	96,722
Kao Corporation	23,500	852,813
Kawasaki Kisen Kaisha, Ltd.	48,435	1,187,626
KDDI Corporation	27,700	855,462
Keyence Corporation	14,900	7,079,835
Kikkoman Corporation	7,500	428,315
Kintetsu Group Holdings Co., Ltd.	11,800	408,661
Kobayashi Pharmaceutical Co., Ltd.	12,200	663,359
Komatsu, Ltd.	28,500	770,868
Kubota Corporation	480,019	7,026,940
Kuraray Co., Ltd.	60,519	589,200
Kurita Water Industries, Ltd.	9,000	345,531
Kyocera Corporation	7,900	429,461
Lasertec CorporationΔ	2,200	332,456
Lawson, Inc.	5,500	243,869
Lion Corporation	65,000	606,016
Lixil Corporation	23,800	302,929
M3, Inc.	8,300	180,978
Makita Corporation	170,773	4,827,118
MatsukiyoCocokara & Co.	6,500	365,113

See Notes to Financial Statements.

	Shares	Value
Mazda Motor Corporation	12,435	$ 120,174
McDonald’s Holdings Co. Japan, Ltd.	15,200	590,956
MINEBEA MITSUMI, Inc.	221,371	4,198,665
MISUMI Group, Inc.	16,200	326,156
Mitsubishi Chemical Group Corporation	69,700	419,220
Mitsubishi Corporation	98,734	4,773,483
Mitsubishi Electric Corporation	45,300	640,399
Mitsubishi Estate Co., Ltd.‡‡	52,869	628,101
Mitsubishi Gas Chemical Co., Inc.	14,639	213,250
Mitsubishi Heavy Industries, Ltd.	8,600	401,665
Mitsubishi Motors Corporation	788,548	2,757,341
Mitsubishi UFJ Financial Group, Inc.	215,300	1,586,992
Mitsui & Co., Ltd.	78,127	2,956,937
Mitsui Chemicals, Inc.	13,800	406,766
Mitsui Fudosan Co., Ltd.‡‡	41,614	829,426
Mizuho Financial Group, Inc.	59,000	901,843
Murata Manufacturing Co., Ltd.	8,300	476,760
NEC Corporation	9,200	446,315
Nexon Co., Ltd.	11,900	228,203
NGK Insulators, Ltd.	14,909	178,126
Nidec Corporation	6,300	347,164
Nikon Corporation	58,271	756,526
Nintendo Co., Ltd.	20,200	920,884
Nippon Building Fund, Inc. REIT	20	78,644
NIPPON EXPRESS HOLDINGS, INC.	11,494	648,356
Nippon Shinyaku Co., Ltd.	11,100	454,143
Nippon Steel Corporation	173,646	3,634,286
Nippon Telegraph & Telephone Corporation	560,000	662,652
Nisshin Seifun Group, Inc.	26,700	330,034
Nitori Holdings Co., Ltd.	2,500	280,736
Nomura Holdings, Inc.	134,300	512,021
NSK, Ltd.	62,400	399,376
Obayashi Corporation	128,964	1,115,324
Obic Co., Ltd.	2,600	417,322
Olympus Corporation	23,300	368,731
Omron Corporation	6,700	411,392
Ono Pharmaceutical Co., Ltd.	19,900	359,064
Oracle Corporation	700	52,062
Oriental Land Co., Ltd.	36,300	1,415,192
ORIX Corporation	33,700	614,560
Osaka Gas Co., Ltd.	21,900	335,679
Otsuka Corporation	2,300	89,589
Otsuka Holdings Co., Ltd.	14,700	539,220
Panasonic Holdings Corporation	267,000	3,273,936
Persol Holdings Co., Ltd.	18,400	333,000
Pola Orbis Holdings, Inc.	27,800	405,357
Recruit Holdings Co., Ltd.	23,500	750,011
Renesas Electronics Corporation*	56,700	1,070,060
Ricoh Co., Ltd.	82,403	702,228
SCSK Corporation	3,400	53,506
Secom Co., Ltd.	6,700	453,446
Sekisui Chemical Co., Ltd.	41,900	605,337
Sekisui House, Ltd.	228,597	4,617,568
	Shares	Value
Seven & i Holdings Co., Ltd.	11,100	$ 479,544
Shimamura Co., Ltd.	26,936	2,546,888
Shimano, Inc.	4,800	803,555
Shin-Etsu Chemical Co., Ltd.	31,800	1,062,691
Shionogi & Co., Ltd.	10,500	442,884
Shiseido Co., Ltd.	11,300	512,226
SMC Corporation	16,100	8,947,767
SoftBank Corporation	63,300	676,380
SoftBank Group Corporation	15,400	726,258
Sohgo Security Services Co., Ltd.	39,945	226,186
Sojitz Corporation‡‡	78,460	1,736,343
Sony Group Corporation	22,100	1,994,972
Subaru Corporation	68,444	1,289,059
SUMCO Corporation	19,900	282,325
Sumitomo Corporation	95,779	2,031,949
Sumitomo Electric Industries, Ltd.	37,400	458,232
Sumitomo Forestry Co., Ltd.	75,836	1,842,017
Sumitomo Heavy Industries, Ltd.	40,701	974,845
Sumitomo Metal Mining Co., Ltd.	6,600	213,062
Sumitomo Mitsui Financial Group, Inc.	27,600	1,182,921
Sumitomo Mitsui Trust Holdings, Inc.	241,700	8,574,449
Sumitomo Realty & Development Co., Ltd.‡‡	6,455	159,961
Suzuki Motor Corporation	11,800	427,901
Sysmex Corporation	4,400	301,387
T&D Holdings, Inc.	23,900	350,514
Takeda Pharmaceutical Co., Ltd.	32,600	1,024,375
TDK Corporation	10,600	413,451
Terumo Corporation	191,600	6,102,395
THK Co., Ltd.	42,823	881,417
Tokio Marine Holdings, Inc.	323,697	7,462,371
Tokyo Electron, Ltd.‡‡	9,100	1,310,659
Tokyo Gas Co., Ltd.	17,800	388,354
Tokyu CorporationΔ	33,900	408,864
TOPPAN, Inc.	25,900	559,742
Toshiba Corporation	12,400	389,104
Tosoh Corporation	29,600	350,113
Toyota Motor Corporation	190,900	3,068,162
Toyota Tsusho Corporation	14,177	708,511
Trend Micro, Inc.	7,800	377,570
Unicharm Corporation	7,400	275,168
USS Co., Ltd.	24,600	407,270
Welcia Holdings Co., Ltd.	2,700	56,239
Yakult Honsha Co., Ltd.	6,900	436,398
Yamada Holdings Co., Ltd.	684,188	2,014,008
Z Holdings CorporationΔ	41,500	100,019
Zensho Holdings Co., Ltd.	2,900	128,931
ZOZO, Inc.	7,400	153,510
		209,089,174
Jersey — 1.8%
Experian PLC	370,458	14,218,551
Ferguson PLC	32,960	5,206,085
		19,424,636
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Luxembourg — 0.2%
ArcelorMittal SA	68,709	$ 1,874,666
Mexico — 0.5%
Fomento Economico Mexicano SAB de CV ADR	49,639	5,501,987
Netherlands — 4.8%
Adyen NV 144A*	4,570	7,913,722
Akzo Nobel NV	114,330	9,346,843
ASM International NVΔ	12,310	5,226,878
ASML Holding NV	2,390	1,733,535
ASML Holding NV (NASDAQ Exchange)	7,900	5,725,525
ASR Nederland NV‡‡	16,543	746,147
Euronext NV 144A	60,938	4,144,694
Ferrari NVΔ	27,370	8,948,563
ING Groep NV‡‡	52,396	706,382
Koninklijke Ahold Delhaize NV	8,491	289,484
NN Group NV	80,658	2,985,771
OCI NV*	53,925	1,295,225
Signify NV 144A	1,973	55,311
Stellantis NV	187,457	3,295,644
		52,413,724
Norway — 0.3%
DNB Bank ASA	16,606	310,544
Equinor ASA	119,332	3,474,813
		3,785,357
Peru — 0.2%
Credicorp, Ltd.	14,399	2,125,868
Portugal — 0.4%
Galp Energia SGPS SAΔ	355,197	4,150,794
Singapore — 0.8%
CapitaLand Integrated Commercial Trust REIT‡‡	204,670	290,046
City Developments, Ltd.	49,908	248,940
Singapore Airlines, Ltd.	104,000	550,995
Singapore Exchange, Ltd.‡‡	770,676	5,488,142
Wilmar International, Ltd.	668,844	1,884,276
		8,462,399
South Korea — 1.8%
Hana Financial Group, Inc.	135,333	4,040,030
KB Financial Group, Inc.	204,459	7,420,778
Samsung Electronics Co., Ltd. GDR	6,223	8,626,458
		20,087,266
Spain — 1.0%
Amadeus IT Group SA*	94,549	7,199,944
Banco Bilbao Vizcaya Argentaria SA	535,786	4,116,285
		11,316,229
Sweden — 0.9%
Assa Abloy AB, B Shares	107,564	2,585,512
Atlas Copco AB, A Shares	224,920	3,247,144
Atlas Copco AB, B Shares	29,823	371,847
Billerud AB	15,711	119,570
	Shares	Value
H & M Hennes & Mauritz AB, B Shares	18,254	$ 313,920
Investor AB, B Shares‡‡	24,240	484,923
Skanska AB, B Shares	3,845	53,947
Svenska Handelsbanken AB, A Shares	75,387	631,159
Swedbank AB, A Shares	84,591	1,427,568
Volvo AB, B Shares	12,355	255,687
		9,491,277
Switzerland — 10.0%
ABB, Ltd.	93,946	3,695,916
Barry Callebaut AG	257	496,545
Chubb, Ltd.	66,911	12,884,382
Nestle SA‡‡	187,963	22,610,371
Novartis AG‡‡	166,460	16,782,404
Roche Holding AG‡‡	64,943	19,838,142
Sika AG	40,667	11,647,054
Swatch Group AG (The)	9,358	2,736,207
Swiss Re AG	17,588	1,772,216
UBS Group AG	354,052	7,176,163
Zurich Insurance Group AG	19,600	9,323,497
		108,962,897
Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	100,606	10,153,158
Turkey — 0.0%
Yapi ve Kredi Bankasi AS	1	—
United Kingdom — 3.7%
BAE Systems PLC	328,830	3,877,316
BP PLC ADR	204,162	7,204,877
Compass Group PLC	492,285	13,785,532
Haleon PLC	1,151,590	4,726,667
Liberty Global PLC Class A*	283,125	4,773,487
Lloyds Banking Group PLC‡‡	3,874,416	2,147,778
Schroders PLC	1	6
Vodafone Group PLC ADRΔ	346,208	3,271,666
		39,787,329
Total Foreign Common Stocks (Cost $853,028,987)		927,925,516

FOREIGN PREFERRED STOCKS — 1.3%
Brazil — 0.5%
Itau Unibanco Holding SA *	958,562	5,685,469
Germany — 0.8%
Henkel AG & Co. KGaA 2.53% ◊	73,142	5,849,624
Porsche Automobil Holding SE 4.63% ‡‡◊	2,838	171,045

See Notes to Financial Statements.

	Shares	Value
Volkswagen AG 7.13% ◊	17,044	$ 2,291,953
		8,312,622
Total Foreign Preferred Stocks (Cost $14,354,743)		13,998,091
MONEY MARKET FUNDS — 6.1%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	39,553,007	39,553,007
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø§	2,260,250	2,260,250
Northern Institutional U.S. Government Portfolio (Shares), 4.91%Ø	50	50
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	24,277,728	24,277,728
Total Money Market Funds (Cost $66,091,035)		66,091,035
TOTAL INVESTMENTS — 96.0% (Cost $969,408,736)		1,042,837,893
FOREIGN COMMON STOCKS SOLD SHORT — (0.0)%
United Kingdom — (0.0)%
Ocado Group PLC*	(47,886)	(346,524)
TOTAL SECURITIES SOLD SHORT — (0.0)% (Proceeds $(803,636))		(346,524)
Other Assets in Excess of Liabilities — 4.0%		43,574,489
NET ASSETS — 100.0%		$1,086,065,858
PORTFOLIO SUMMARY (based on net assets)
%
Financials	21.1
Industrials	17.5
Consumer Discretionary	10.5
Health Care	10.0
Information Technology	9.7
Consumer Staples	7.1
Materials	6.3
Money Market Funds	6.1
Communication Services	2.7
Energy	2.6
Real Estate	1.7
Utilities	0.7
Foreign Common Stocks Sold Short	—**
96.0
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
CAC40 10 Euro	07/2023	(217)	$(17,547,354)	$ (183,023)
IBEX 35 Index	07/2023	(12)	(1,250,515)	(20,843)
OMXS30 Index	07/2023	(612)	(13,143,245)	(142,514)
Hang Seng Index	07/2023	(7)	(840,027)	9,596
MSCI Singapore Index	07/2023	3	64,086	170
Topix Index®	09/2023	251	39,799,577	1,214,966
S&P/TSX 60 Index	09/2023	(83)	(15,269,870)	(238,515)
DAX Index	09/2023	(26)	(11,541,405)	(174,747)
FTSE 100 Index	09/2023	247	23,656,933	(195,567)
FTSE/MIB Index	09/2023	227	35,127,919	862,294
MSCI EAFE Index	09/2023	294	31,685,850	(97,301)
Total Futures Contracts outstanding at June 30, 2023			$ 70,741,949	$1,034,516
Forward Foreign Currency Contracts outstanding at June 30, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/23	Euro	78,264,000	U.S. Dollars	84,312,106	CITI	$1,446,558
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/23	U.S. Dollars	41,719,368	Japanese Yen	5,766,701,000	CITI	$ 1,229,988
09/20/23	British Pounds	34,176,000	U.S. Dollars	42,467,652	CITI	944,358
09/20/23	Australian Dollars	33,053,000	U.S. Dollars	21,761,777	CITI	308,049
09/20/23	Norwegian Kroner	74,199,291	U.S. Dollars	6,875,890	CITI	56,886
09/20/23	U.S. Dollars	7,229,743	Euro	6,557,000	CITI	44,836
09/20/23	Danish Kroner	10,951,000	U.S. Dollars	1,590,646	CITI	22,533
09/20/23	Swedish Kronor	21,367,833	U.S. Dollars	1,967,750	CITI	21,400
09/20/23	Israeli Shekels	3,561,250	U.S. Dollars	961,582	CITI	2,260
09/20/23	U.S. Dollars	457,054	Singapore Dollars	614,000	CITI	1,603
09/20/23	U.S. Dollars	40,484	Israeli Shekels	147,000	CITI	699
09/20/23	U.S. Dollars	174,783	Danish Kroner	1,183,000	CITI	517
09/20/23	U.S. Dollars	290,164	Hong Kong Dollars	2,267,000	CITI	304
09/20/23	Singapore Dollars	20,000	U.S. Dollars	14,793	CITI	43
Subtotal Appreciation						$ 4,080,034
09/20/23	U.S. Dollars	15,213	Hong Kong Dollars	119,000	CITI	$ (2)
09/20/23	Singapore Dollars	350,000	U.S. Dollars	260,719	CITI	(1,097)
09/20/23	Danish Kroner	2,236,000	U.S. Dollars	331,455	CITI	(2,073)
09/20/23	British Pounds	2,865,000	U.S. Dollars	3,641,949	CITI	(2,687)
09/20/23	Israeli Shekels	1,362,750	U.S. Dollars	374,521	CITI	(5,697)
09/20/23	U.S. Dollars	551,372	Danish Kroner	3,794,000	CITI	(7,517)
09/20/23	Hong Kong Dollars	43,616,987	U.S. Dollars	5,584,702	CITI	(7,815)
09/20/23	Swiss Francs	3,020,000	U.S. Dollars	3,413,069	CITI	(9,109)
09/20/23	Swedish Kronor	28,034,500	U.S. Dollars	2,618,886	CITI	(9,130)
09/20/23	U.S. Dollars	3,498,946	Japanese Yen	500,000,000	CITI	(11,673)
09/20/23	U.S. Dollars	4,565,980	Swedish Kronor	49,264,333	CITI	(20,080)
09/20/23	U.S. Dollars	7,868,703	Euro	7,208,000	CITI	(29,545)
09/20/23	Japanese Yen	440,000,000	U.S. Dollars	3,195,155	CITI	(105,810)
09/20/23	Norwegian Kroner	93,800,709	U.S. Dollars	8,901,662	CITI	(137,437)
09/20/23	U.S. Dollars	29,182,560	New Zealand Dollars	48,112,000	CITI	(333,429)
09/20/23	Australian Dollars	30,024,000	U.S. Dollars	20,434,163	CITI	(386,831)
09/20/23	U.S. Dollars	13,172,726	Norwegian Kroner	145,379,000	CITI	(410,692)
09/20/23	U.S. Dollars	36,276,695	Swiss Francs	32,556,000	CITI	(418,439)
Subtotal Depreciation						$(1,899,063)
Total Forward Foreign Currency Contracts outstanding at June 30, 2023						$ 2,180,971
Swap Agreements outstanding at June 30, 2023:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Increase in total return of Swiss Market Index (At Termination)	Decrease in total return of Swiss Market Index (At Termination)	9/15/2023	JPM	CHF	1,245,970	$ 5,235	$ —	$ 5,235
Increase in total return of Swiss Market Index (At Termination)	Decrease in total return of Swiss Market Index (At Termination)	9/15/2023	GSM	CHF	339,810	1,828	—	1,828
Financing Index: Bank of Japan Unsecured Overnight Call Rate + 0%	MSCI Japan Net Return JPY Index (Monthly)	9/20/2023	GSC	JPY	417,246,384	29,566	—	29,566
Financing Index: Euro Short Term Rate + 0.12%	MSCI Italy Net Return EUR Index (Monthly)	9/20/2023	GSC	EUR	3,245,509	98,059	—	98,059

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
MSCI Switzerland Net Return CHF Index (Monthly)	Financing Index: Swiss Average Rate Overnight - 0.54%	9/20/2023	GSC	CHF	2,286,916	$ 12,339	$ —	$ 12,339
Subtotal Appreciation						$ 147,027	$ —	$ 147,027
Increase in total return of AEX Index (At Termination)	Decrease in total return of AEX Index (At Termination)	7/21/2023	CITI	EUR	14,728,990	$(103,948)	$ —	$(103,948)
Financing Index: 1-Day SONIA + 0.42%	MSCI United Kingdom Net Return GBP Index (Monthly)	9/20/2023	GSC	GBP	666,864	(9,218)	—	(9,218)
Financing Index: 1-Month TELBOR - 0.1%	Tel Aviv Interbank Offered Rate (Monthly)	9/20/2023	GSC	ILS	4,910,061	(49,871)	—	(49,871)
MSCI Australia Net Return AUD Index (Monthly)	Financing Index: 1-Month ASX BBSW - 0.1%	9/20/2023	GSC	AUD	2,174,037	(55)	—	(55)
Subtotal Depreciation						$(163,092)	$ —	$(163,092)
Net Total Return Swaps outstanding at June 30, 2023						$ (16,065)	$ —	$ (16,065)
Total Return Basket Swap Agreements outstanding at June 30, 2023:
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the RBA minus a specified spread (-0.40%), which is denominated in AUD based on the local currencies of the positions within the swap (Monthly).*	39-56 months maturity ranging from 09/04/2026 - 02/14/2028	GSC	$11,145,883	$ 44,038	$ —	$ 44,038
The Fund receives the total return on a portfolio of short equity positions and receives the SSARON minus a specified spread (-0.35%), which is denominated in CHF based on the local currencies of the positions within the swap (Monthly).	43-59 months maturity ranging from 01/06/2027 - 05/26/2028	GSC	2,077,212	192,599	—	192,599
The Fund receives the total return on a portfolio of short equity positions and receives the DETNT/N minus a specified spread (-1.25 to -0.35%), which is denominated in DKK based on the local currencies of the positions within the swap (Monthly).	26-59 months maturity ranging from 08/08/2025 - 05/26/2028	GSC	6,634,862	34,261	—	34,261
The Fund receives the total return on a portfolio of short equity positions and receives the STIBOR minus a specified spread ( -0.35%), which is denominated in SEK based on the local currencies of the positions within the swap (Monthly).	57 months to maturity 03/03/2028	GSC	3,324,888	22,106	—	22,106
Subtotal Appreciation				$293,004	$ —	$293,004

* The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Mineral Resources, Ltd.	(50,951)	$ 3,663,115	$ (54,220)	(123.12)%
Lynas Rare Earths, Ltd.	(260,721)	1,798,469	134,607	305.66
James Hardie Industries PLC CDI	(42,478)	1,701,030	(59,713)	(135.59)
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Alumina, Ltd.	(966,000)	$ 1,344,985	$ 9,702	22.03%
Domino’s Pizza Enterprises, Ltd.	(20,672)	964,691	(4,509)	(10.24)
Cleanaway Waste Management, Ltd.	(289,541)	751,936	9,166	20.81
Reece, Ltd.	(38,794)	725,473	(226)	(0.51)
IDP Education, Ltd.	(8,825)	196,184	9,231	20.96
		$11,145,883	$ 44,038	100.00%

Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the NOWA minus a specified spread (-0.35%), which is denominated in NOK based on the local currencies of the positions within the swap (Monthly).	53-58 months maturity ranging from 11/03/2027 - 04/21/2028	GSC	$ 13,728,771	$ (7,342)	$ —	$ (7,342)
The Fund receives the total return on a portfolio of long equity positions and pays 1-Month SORA plus a specified spread (0.40%), which is denominated in HKD based on the local currencies of the positions within the swap (Monthly).	57 months to maturity 03/23/2028	GSC	333,017	(14,325)	—	(14,325)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA plus or minus a specified spread(-0.35% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swap (Monthly).*	26-60 months maturity ranging from 08/08/2025 - 06/27/2028	GSC	49,285,352	(107,266)	—	(107,266)
The Fund receives the total return on a portfolio of long equity positions and pays HIBOR plus a specified spread (0.33%), which is denominated in HKD based on the local currencies of the positions within the swap (Monthly).	26-59 months maturity ranging from 08/08/2025 - 05/25/2028	GSC	50,011,723	(122,394)	—	(122,394)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the SONIA plus or minus a specified spread(-0.25% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swap (Monthly).**	26-60 months maturity ranging from 08/08/2025 - 06/12/2028	GSC	33,225,556	(628,343)	—	(628,343)
The Fund receives the total return on a portfolio of short equity positions and receives the MUTSCALM minus a specified spread(-0.30%), which is denominated in JPY based on the local currencies of the positions within the swap (Monthly).***	26-60 months maturity ranging from 08/08/2025 - 06/27/2028	GSC	1,847,924,935	(681,880)	—	(681,880)
Subtotal Depreciation				$(1,561,550)	$ —	$(1,561,550)
Net Total Return Basket Swaps				$(1,268,546)	$ —	$(1,268,546)

See Notes to Financial Statements.

* The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Sanofi	32,119	$ 3,168,801	$ 108,644	(101.28)%
Repsol SA	233,274	3,109,179	(43,460)	40.52
Sodexo SA	29,111	2,937,708	(36,696)	34.21
Ferrari NV	(8,672)	2,598,324	(216,150)	201.51
adidas AG	(14,078)	2,504,522	(271,588)	253.19
Cellnex Telecom SA	(65,773)	2,435,372	1,301	(1.21)
Rexel SA	107,026	2,423,967	187,271	(174.59)
Dassault Aviation SA	11,753	2,157,924	219,695	(204.81)
Eiffage SA	22,265	2,130,368	(78,755)	73.42
Renault SA	53,511	2,069,117	322,741	(300.88)
TotalEnergies SE	39,211	2,062,769	(76,611)	71.42
Delivery Hero SE	(42,124)	1,703,183	(212,939)	198.51
Covestro AG	(33,276)	1,586,730	(311,519)	290.42
STMicroelectronics NV	31,140	1,423,257	62,160	(57.95)
Unibail-Rodamco-Westfield REIT	(28,391)	1,372,309	(43,100)	40.18
Banco de Sabadell SA	1,158,304	1,223,851	70,440	(65.67)
Orange SA	112,772	1,207,756	20,211	(18.84)
Mapfre SA	627,080	1,142,459	(30,259)	28.21
Industria de Diseno Textil SA	31,453	1,118,029	76,909	(71.70)
Faurecia SE (Euronext Paris Exchange)	(50,373)	1,089,496	24,311	(22.66)
Nexi SpA	(150,224)	1,080,116	4,168	(3.89)
Rubis	35,551	791,457	(104,599)	97.51
BNP Paribas SA	12,414	717,923	22,604	(21.07)
Compagnie De Saint Gobain	12,597	702,883	31,648	(29.50)
Telefonica	188,738	702,226	(8,508)	7.93
Valeo	(33,104)	651,925	36,690	(34.20)
Ipsen SA	5,289	583,459	(4,436)	4.14
Axa SA	19,718	533,993	15,573	(14.52)
Eurofins Scientific	(7,494)	436,426	13,632	(12.71)
Reply SPA	(4,180)	435,516	(1,130)	1.05
Sartorius Stedim Biotech	(1,837)	420,453	63,065	(58.79)
Hera SpA	(136,164)	371,361	7,335	(6.84)
Brembo SpA	(26,838)	365,010	15,627	(14.57)
Adyen NV	(215)	341,192	(10,283)	9.59
DiaSorin SpA	(3,340)	318,845	5,068	(4.72)
Societe Generale SA	13,133	312,995	6,721	(6.27)
Iberdrola SA	23,131	276,817	11,442	(10.67)
Credit Agricole SA	19,529	212,504	671	(0.63)
Brunello Cucinelli SpA	(2,031)	163,874	4,493	(4.19)
EDP - Energias de Portugal SA	21,496	96,284	(4,071)	3.79
Zalando SE	(2,715)	71,754	778	(0.73)
Banco Santander SA	21,091	71,556	4,279	(3.99)
Engie SA	3,926	59,915	4,325	(4.03)
Safran SA	362	51,988	2,665	(2.48)
Danone SA	886	49,759	2,371	(2.21)
		$49,285,352	$(107,266)	100.00%

** The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
HSBC Holdings PLC	623,491	$ 3,887,168	$ 176,614	(28.11)%
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Shell PLC	154,808	$ 3,636,365	$ 146,752	(23.36)%
Carnival PLC	(190,106)	2,501,174	(976,401)	155.39
BP PLC	491,859	2,254,952	(30,537)	4.86
Barclays PLC	1,427,118	2,195,280	(52,008)	8.28
Centrica PLC	1,642,441	2,039,140	198,157	(31.54)
Unilever PLC	48,806	2,001,209	98,637	(15.70)
Marks & Spencer Group PLC	1,035,708	1,999,019	56,977	(9.07)
Antofagasta PLC	(126,544)	1,852,969	9,977	(1.59)
Vodafone Group PLC	2,194,504	1,629,167	(7,950)	1.27
Compass Group PLC	73,137	1,612,651	28,915	(4.60)
Whitbread PLC	38,098	1,291,330	32,879	(5.23)
InterContinental Hotels Group PLC	20,705	1,126,981	(2,983)	0.48
Barratt Developments PLC	262,815	1,087,624	(167,277)	26.62
Associated British Foods PLC	43,827	873,879	84,735	(13.49)
Reckitt Benckiser Group PLC	11,937	706,359	(19,759)	3.15
Ocado Group PLC	(86,491)	492,823	(200,363)	31.89
Pearson PLC	57,610	475,570	3,309	(0.53)
London Stock Exchange Group PLC	3,917	328,267	(14,381)	2.29
3i Group PLC	16,377	319,635	(3,026)	0.48
Haleon PLC	77,158	249,364	1,574	(0.25)
Rentokil Initial PLC	(36,222)	222,999	13,371	(2.13)
Harbour Energy PLC	(70,948)	162,389	20,389	(3.24)
Croda International PLC	(2,218)	124,845	(9,688)	1.54
Airtel Africa PLC	81,716	88,090	(16,453)	2.62
Coca-Cola HBC AG CDI	2,823	66,307	197	(0.03)
		$33,225,556	$(628,343)	100.00%

*** The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
JSR Corporation	(74,595)	$ 309,307,224	$(454,460)	66.65%
INPEX Corporation	(123,200)	195,307,963	5,702	(0.84)
Tokio Marine Holdings, Inc.	(56,100)	186,617,472	(14,297)	2.10
Baycurrent Consulting, Inc.	(30,030)	162,935,998	(46,773)	6.86
Sysmex Corporation	(13,600)	134,419,315	(10,196)	1.50
Eneos Holdings, Inc.	(257,800)	127,862,026	(24,431)	3.58
T&D Holdings, Inc.	(57,300)	121,258,739	(25,257)	3.70
Japan Airport Terminal Co., Ltd.	(16,962)	110,705,103	(5,331)	0.78
Denso Corporation	(10,700)	104,143,162	(43,210)	6.34
Asahi Intecc Co., Ltd.	(31,100)	88,351,187	(28,193)	4.13
Kansai Electric Power Co., Inc. (The)	(43,200)	78,208,591	(18,926)	2.78
Idemitsu Kosan Co., Ltd.	(25,300)	73,250,706	(3,640)	0.53
Tohoku Electric Power Co., Inc.	(50,600)	45,148,983	1,392	(0.20)
Capcom Co., Ltd.	(7,508)	42,945,148	(29,626)	4.35
Rakuten, Inc.	(44,600)	22,424,882	12,796	(1.88)
Osaka Gas Co., Ltd.	(9,000)	19,905,538	2,226	(0.33)
KDDI Corporation	(3,100)	13,814,468	99	(0.01)
GMO Payment Gateway, Inc.	(1,000)	11,318,430	245	(0.04)
		$1,847,924,935	$(681,880)	100.00%

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 34,823,251	$ 34,823,251	$ —	$ —
Foreign Common Stocks:
Brazil	4,857,170	4,857,170	—	—
Canada	38,166,024	38,166,024	—	—
Germany	82,964,871	3,843,387	79,121,484	—
India	20,631,368	13,473,514	7,157,854	—
Ireland	64,501,691	58,869,273	5,632,418	—
Israel	9,237,844	9,237,844	—	—
Japan	209,089,174	590,956	208,498,218	—
Mexico	5,501,987	5,501,987	—	—
Netherlands	52,413,724	5,725,525	46,688,199	—
Peru	2,125,868	2,125,868	—	—
Switzerland	108,962,897	12,884,382	96,078,515	—
Taiwan	10,153,158	10,153,158	—	—
United Kingdom	39,787,329	15,250,030	24,537,299	—
Other ^^	279,532,411	—	279,532,411	—
Total Foreign Common Stocks	927,925,516	180,679,118	747,246,398	—
Foreign Preferred Stocks:
Brazil	5,685,469	5,685,469	—	—
Germany	8,312,622	—	8,312,622	—
Total Foreign Preferred Stocks	13,998,091	5,685,469	8,312,622	—
Money Market Funds	66,091,035	66,091,035	—	—
Total Assets - Investments in Securities	$1,042,837,893	$287,278,873	$755,559,020	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 4,080,034	$ —	$ 4,080,034	$ —
Futures Contracts	2,087,026	2,087,026	—	—
Swap Agreements	440,031	—	440,031	—
Total Assets - Other Financial Instruments	$ 6,607,091	$ 2,087,026	$ 4,520,065	$ —
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short	$ (346,524)	$ —	$ (346,524)	$ —
Total Liabilities - Investments in Securities	$ (346,524)	$ —	$ (346,524)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$(1,899,063)	$ —	$(1,899,063)	$ —
Futures Contracts	(1,052,510)	(1,052,510)	—	—
Swap Agreements	(1,724,642)	—	(1,724,642)	—
Total Liabilities - Other Financial Instruments	$(4,676,215)	$(1,052,510)	$(3,623,705)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.

See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 2.1%
Consumer Discretionary — 2.1%
Coupang, Inc.Δ*	180,848	$ 3,146,755
MercadoLibre, Inc.*	3,786	4,484,896
Samsonite International SA 144A*	220,200	622,680
Yum China Holdings, Inc.	134,220	7,583,430
		15,837,761
Materials — 0.0%
Southern Copper Corporation	2,441	175,117
Total Common Stocks (Cost $15,447,094)		16,012,878

FOREIGN COMMON STOCKS — 89.3%
Brazil — 5.2%
Atacadao SA	511,600	1,197,744
B3 SA - Brasil Bolsa Balcao	1,923,600	5,869,386
Banco Bradesco SA*	824,300	2,525,475
Banco BTG Pactual SA*	332,732	2,193,104
Banco do Brasil SA	267,600	2,766,426
BB Seguridade Participacoes SA	188,300	1,209,270
Caixa Seguridade Participacoes S/A	287,924	619,360
Cyrela Brazil Realty SA Empreendimentos e Participacoes	402,000	1,694,240
JBS SA	51,700	189,062
Klabin SA	466,100	2,125,008
Localiza Rent a Car SA*	186,587	2,668,924
Magazine Luiza SA*	2,466,618	1,741,191
Odontoprev SA	157,600	408,466
Raia Drogasil SA	1,137,020	7,012,280
Rede D'Or Sao Luiz SA 144A*	224,489	1,548,103
Sendas Distribuidora SA	119,500	343,910
TIM SA	84,400	258,054
Ultrapar Participacoes SA	107,900	427,255
Vale SA	200,000	2,687,858
Vibra Energia SA*	506,423	1,924,919
		39,410,035
Canada — 0.3%
Parex Resources, Inc.Δ	106,171	2,128,629
Cayman Islands — 0.3%
Patria Investments, Ltd. Class A	147,339	2,106,948
Chile — 0.8%
Banco de Chile ADRΔ	7,668	160,721
Banco Santander Chile ADRΔ	3,609	68,030
Cencosud SA	903,455	1,751,007
Empresas CMPC SA	221,413	423,630
Enel Chile SA	1,635,893	106,304
Falabella SA	1,619,094	3,887,417
		6,397,109
China — 17.1%
360 Security Technology, Inc. Class A*	26,600	45,974
3SBio, Inc. 144A*	325,500	327,543
Agricultural Bank of China, Ltd. Class A	82,800	40,229
	Shares	Value
Aier Eye Hospital Group Co., Ltd. Class A	32,269	$ 82,521
Alibaba Group Holding, Ltd. ADRΔ*	133,261	11,107,304
Aluminum Corporation of China, Ltd. Class H	434,000	187,847
Angel Yeast Co., Ltd. Class A	1,700	8,478
Anhui Conch Cement Co., Ltd. Class A	14,200	46,437
ANTA Sports Products, Ltd.	37,400	384,320
Avary Holding Shenzhen Co., Ltd. Class A	23,400	78,295
Baidu, Inc. Class A*	76,350	1,302,209
Bank of China, Ltd. Class A	41,100	22,110
Bank of Communications Co., Ltd. Class A	110,200	88,010
Beijing Kingsoft Office Software, Inc. Class A*	835	54,364
Beijing New Building Materials PLC Class A	15,300	51,610
Beijing United Information Technology Co., Ltd. Class A	6,380	32,455
Bilibili, Inc. ADRΔ*	45,621	688,877
Bloomage Biotechnology Corporation, Ltd. Class A	560	6,879
BYD Co., Ltd. Class A	1,100	39,199
BYD Co., Ltd. Class H	25,000	801,616
By-health Co., Ltd. Class A	1,500	4,953
Changchun High & New Technology Industry Group, Inc. Class A	3,300	62,021
China Avionics Systems Co., Ltd. Class A*	4,453	—
China Cinda Asset Management Co., Ltd. Class H	6,747,000	674,415
China CITIC Bank Corporation, Ltd. Class H	3,108,000	1,461,250
China Communications Services Corporation, Ltd. Class H	3,322,000	1,640,162
China Construction Bank Corporation Class H	6,507,000	4,212,786
China Everbright Bank Co., Ltd. Class A	22,800	9,634
China Feihe, Ltd. 144A	591,000	329,879
China Gas Holdings, Ltd.	53,400	61,244
China Hongqiao Group, Ltd.	1,290,000	1,053,654
China Lesso Group Holdings, Ltd.	740,000	487,673
China Literature, Ltd. 144A*	157,000	662,161
China Medical System Holdings, Ltd.	420,000	685,297
China Mengniu Dairy Co., Ltd.*	167,000	631,141
China Merchants Bank Co., Ltd. Class A	45,156	203,982
China Merchants Bank Co., Ltd. Class H	216,000	985,196
China National Building Material Co., Ltd. Class H	2,052,000	1,268,016
China National Chemical Engineering Co., Ltd. Class A	39,700	45,287
China National Nuclear Power Co., Ltd. Class A	64,100	62,241
China National Software & Service Co., Ltd. Class A	12,610	81,455
China Oilfield Services, Ltd. Class H	266,000	275,447

See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
China Pacific Insurance Group Co., Ltd. Class A	53,600	$ 191,864
China Pacific Insurance Group Co., Ltd. Class H	546,867	1,419,756
China Petroleum & Chemical Corporation Class A	88,300	77,316
China Railway Group, Ltd. Class A	155,300	162,245
China Railway Signal & Communication Corporation, Ltd. Class A	13,568	10,837
China Resources Land, Ltd.Δ	1,505,987	6,408,975
China Resources Microelectronics, Ltd. Class A	1,964	14,190
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. Class A	1,400	11,682
China Shenhua Energy Co., Ltd. Class A	28,200	119,383
China State Construction Engineering Corporation, Ltd. Class A	346,700	273,912
China State Construction International Holdings, Ltd.	650,000	742,970
China Yangtze Power Co., Ltd. Class A	38,100	115,637
China Zheshang Bank Co., Ltd. Class A	29,640	10,775
Chongqing Fuling Zhacai Group Co., Ltd. Class A	65,130	164,361
Chongqing Zhifei Biological Products Co., Ltd. Class A	20,850	127,076
CMOC Group, Ltd. Class A	11,300	8,308
Contemporary Amperex Technology Co., Ltd. Class A	29,618	935,084
COSCO SHIPPING Holdings Co., Ltd. Class A	109,900	142,447
CSC Financial Co., Ltd. Class H 144A	661,024	683,859
Daqin Railway Co., Ltd. Class A	73,300	74,979
DaShenLin Pharmaceutical Group Co., Ltd. Class A	27,384	105,675
Dongfeng Motor Group Co., Ltd. Class H	2,206,000	1,011,178
Dongyue Group, Ltd.	483,000	362,783
East Buy Holding, Ltd. 144AΔ*	232,000	758,114
East Money Information Co., Ltd. Class A	30,960	60,689
ENN Energy Holdings, Ltd.	45,100	564,115
ENN Natural Gas Co., Ltd. Class A	18,100	47,255
Focus Media Information Technology Co., Ltd. Class A	75,800	71,027
Foshan Haitian Flavouring & Food Co., Ltd. Class A	29,677	191,592
Foxconn Industrial Internet Co., Ltd. Class A	72,500	251,285
Fuyao Glass Industry Group Co., Ltd. Class A	333,000	1,644,456
G-bits Network Technology Xiamen Co., Ltd. Class A	300	20,266
GCL Technology Holdings, Ltd.	5,956,000	1,382,717
GF Securities Co., Ltd. Class A	21,000	42,613
Gree Electric Appliances, Inc. of Zhuhai Class A	49,400	248,457
Guangdong Haid Group Co., Ltd. Class A	2,100	13,543
	Shares	Value
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class A	30,800	$ 135,122
Guangzhou Shiyuan Electronic Technology Co., Ltd. Class A	2,100	19,337
Guangzhou Tinci Materials Technology Co., Ltd. Class A	191,800	1,090,560
Guotai Junan Securities Co., Ltd. Class A	9,600	18,512
H World Group, Ltd. ADR*	3,029	117,465
Haidilao International Holding, Ltd. 144A	484,000	1,070,323
Haier Smart Home Co., Ltd. Class A	30,800	99,603
Haitian International Holdings, Ltd.	100,000	234,532
Hangzhou Tigermed Consulting Co., Ltd. Class A*	72,700	646,512
Heilongjiang Agriculture Co., Ltd. Class A	7,600	13,954
Henan Shenhuo Coal & Power Co., Ltd. Class A	69,800	125,023
Henan Shuanghui Investment & Development Co., Ltd. Class A	66,100	222,945
Hengdian Group DMEGC Magnetics Co., Ltd. Class A	63,400	159,074
Hithink RoyalFlush Information Network Co., Ltd. Class A	900	21,754
Hoyuan Green Energy Co., Ltd. Class A	1,300	13,362
Huadong Medicine Co., Ltd. Class A	6,500	38,824
Huaibei Mining Holdings Co., Ltd. Class A	53,200	84,405
Huatai Securities Co., Ltd. Class A	66,900	127,025
Huaxia Bank Co., Ltd. Class A	210,907	157,122
Hubei Jumpcan Pharmaceutical Co., Ltd. Class A	25,400	101,609
Hubei Xingfa Chemicals Group Co., Ltd. Class A	1,900	5,822
Hunan Valin Steel Co., Ltd. Class A	118,700	78,014
Hundsun Technologies, Inc. Class A	42,700	260,644
Imeik Technology Development Co., Ltd. Class A	3,000	183,881
Industrial Bank Co., Ltd. Class A	58,400	125,999
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	503,661	1,963,759
Inner Mongolia Yuan Xing Energy Co., Ltd. Class A	13,200	13,068
Inspur Electronic Information Industry Co., Ltd. Class A	2,500	16,679
JA Solar Technology Co., Ltd. Class A	7,700	44,200
Jason Furniture Hangzhou Co., Ltd. Class A	12,400	65,121
JD.com, Inc. ADR	86,904	2,966,034
JD.com, Inc. Class A	76,300	1,301,264
Jiangsu Hengli Hydraulic Co., Ltd. Class A	1,200	10,633
Jiangsu Pacific Quartz Co., Ltd. Class A	2,500	39,172
Jiangsu Yuyue Medical Equipment & Supply Co., Ltd. Class A	1,800	8,916
Jiangxi Copper Co., Ltd. Class A	6,600	17,300
Jizhong Energy Resources Co., Ltd. Class A	13,700	12,035

See Notes to Financial Statements.

	Shares	Value
Joincare Pharmaceutical Group Industry Co., Ltd. Class A	29,300	$ 51,294
Jointown Pharmaceutical Group Co., Ltd. Class A	121,584	173,664
Kanzhun, Ltd. ADR*	85,789	1,291,124
KE Holdings, Inc. ADR*	51,786	769,022
Kingboard Holdings, Ltd.	160,000	437,627
Kingdee International Software Group Co., Ltd.*	83,000	111,456
Kunlun Energy Co., Ltd.	1,074,000	846,053
Lepu Medical Technology Beijing Co., Ltd. Class A	3,100	9,646
Lingyi iTech Guangdong Co. Class A*	11,100	10,565
Livzon Pharmaceutical Group, Inc. Class A*	2,000	10,720
Longfor Group Holdings, Ltd. 144A	93,384	228,038
Mango Excellent Media Co., Ltd. Class A	5,900	27,852
Meihua Holdings Group Co., Ltd. Class A	118,200	145,433
Meituan Class B 144A*	593,850	9,312,113
Metallurgical Corporation of China, Ltd. Class A	364,700	199,445
Midea Group Co., Ltd. Class A	619,693	5,033,316
Minth Group, Ltd.	98,000	269,454
Montage Technology Co., Ltd. Class A	1,970	15,610
NARI Technology Co., Ltd. Class A	1,348,966	4,292,160
NetEase, Inc.	62,100	1,202,810
NetEase, Inc. ADRΔ	20,093	1,942,792
New China Life Insurance Co., Ltd. Class A	11,300	57,270
New Oriental Education & Technology Group, Inc.*	153,000	603,089
Ningbo Ronbay New Energy Technology Co., Ltd. Class A	800	5,967
NIO, Inc. ADRΔ*	36,022	349,053
Offshore Oil Engineering Co., Ltd. Class A	23,100	18,614
Orient Securities Co., Ltd. Class A	41,900	56,058
PDD Holdings, Inc. ADR*	15,227	1,052,795
PetroChina Co., Ltd. Class A	180,100	185,330
PICC Property & Casualty Co., Ltd. Class H	292,000	325,129
Ping An Bank Co., Ltd. Class A	63,600	98,502
Ping An Insurance Group Co. of China, Ltd. Class A	45,100	288,137
Ping An Insurance Group Co. of China, Ltd. Class H	1,372,996	8,769,212
Pingdingshan Tianan Coal Mining Co., Ltd. Class A	35,500	36,847
Power Construction Corporation of China, Ltd. Class A	25,500	20,159
SF Holding Co., Ltd. Class A	10,000	62,105
Shaanxi Coal Industry Co., Ltd. Class A	29,200	73,137
Shan Xi Hua Yang Group New Energy Co., Ltd. Class A	56,400	61,429
Shandong Nanshan Aluminum Co., Ltd. Class A	117,900	49,094
	Shares	Value
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	1,129,600	$1,482,208
Shanghai Aiko Solar Energy Co., Ltd. Class A	20,160	85,427
Shanghai Baosight Software Co., Ltd. Class A	1,920	13,447
Shanghai International Airport Co., Ltd. Class A*	157,000	982,858
Shanghai International Port Group Co., Ltd. Class A	51,400	37,179
Shanghai Junshi Biosciences Co., Ltd. Class A*	1,216	6,454
Shanghai RAAS Blood Products Co., Ltd. Class A	29,500	30,504
Shanxi Lu'an Environmental Energy Development Co., Ltd. Class A	5,200	11,687
Shanxi Taigang Stainless Steel Co., Ltd. Class A	72,300	38,563
Shenzhen Energy Group Co., Ltd. Class A	6,900	6,261
Shenzhen Inovance Technology Co., Ltd. Class A	313,726	2,778,554
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	103,400	4,275,504
Shenzhen Transsion Holdings Co., Ltd. Class A	1,226	24,832
Shenzhou International Group Holdings, Ltd.	235,200	2,258,972
Shijiazhuang Yiling Pharmaceutical Co., Ltd. Class A	5,300	18,768
Sichuan Kelun Pharmaceutical Co., Ltd. Class A	22,500	91,970
Sichuan Road and Bridge Group Co., Ltd. Class A	21,560	29,107
Silergy Corporation	26,000	323,887
Sinopharm Group Co., Ltd. Class H	1,119,600	3,504,901
Sungrow Power Supply Co., Ltd. Class A	32,499	523,087
Sunny Optical Technology Group Co., Ltd.	231,700	2,323,167
Sunresin New Materials Co., Ltd. Class A	34,050	292,690
Suzhou Dongshan Precision Manufacturing Co., Ltd. Class A	43,300	154,663
TBEA Co., Ltd. Class A	37,700	115,833
Tencent Music Entertainment Group ADR*	22,026	162,552
Thunder Software Technology Co., Ltd. Class A	2,200	29,247
Toly Bread Co., Ltd. Class A	120,120	167,426
Tongcheng Travel Holdings, Ltd.*	27,600	57,973
Tongling Nonferrous Metals Group Co., Ltd. Class A	66,500	26,536
Tongwei Co., Ltd. Class A	14,500	68,583
TravelSky Technology, Ltd. Class H	147,000	250,421
Trina Solar Co., Ltd. Class A	3,900	22,902
Trip.com Group, Ltd.*	27,850	972,227
Unisplendour Corporation, Ltd. Class A	1,600	7,028
Vipshop Holdings, Ltd. ADR*	13,960	230,340
Western Mining Co., Ltd. Class A	18,300	26,526
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Western Superconducting Technologies Co., Ltd. Class A	1,152	$ 8,846
Will Semiconductor Co., Ltd. Class A	94,703	1,282,317
Wuchan Zhongda Group Co., Ltd. Class A	4,800	3,266
WuXi AppTec Co., Ltd. Class A	11,900	102,258
WuXi AppTec Co., Ltd. Class H 144A	48,300	387,098
Xiamen C&D, Inc. Class A	84,100	126,358
Yealink Network Technology Corporation, Ltd. Class A	24,580	118,708
Yifeng Pharmacy Chain Co., Ltd. Class A	26,880	137,064
YongXing Special Materials Technology Co., Ltd. Class A	2,180	18,842
YTO Express Group Co., Ltd. Class A	1,255,100	2,516,599
Yunnan Aluminium Co., Ltd. Class A	314,848	553,902
Yunnan Tin Co., Ltd. Class A	15,800	33,911
Yunnan Yuntianhua Co., Ltd. Class A	7,200	16,951
Zangge Mining Co., Ltd. Class A	6,300	19,599
Zhejiang China Commodities City Group Co., Ltd. Class A	10,300	12,102
Zhejiang Jiuzhou Pharmaceutical Co., Ltd. Class A	8,600	32,418
Zhejiang NHU Co., Ltd. Class A	7,700	16,330
Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	135,830	566,837
Zhejiang Supor Co., Ltd. Class A	4,500	30,999
Zhejiang Weixing New Building Materials Co., Ltd. Class A	10,300	29,105
Zhongsheng Group Holdings, Ltd.	106,500	408,843
Zhuzhou CRRC Times Electric Co., Ltd. Class A	1,033	5,963
ZTE Corporation Class A	40,900	256,576
ZTO Express Cayman, Inc.	40,974	1,028,367
ZTO Express Cayman, Inc. ADR	44,247	1,109,715
		129,122,575
Egypt — 0.0%
Commercial International Bank Egypt SAE	194,400	322,419
Greece — 0.5%
JUMBO SA	21,226	583,678
National Bank of Greece SA*	106,479	692,157
Piraeus Financial Holdings SA*	747,902	2,455,285
Sarantis SA	22,681	185,135
		3,916,255
Hong Kong — 7.7%
AIA Group, Ltd.	699,200	7,101,425
Alibaba Group Holding, Ltd.*	659,196	6,862,119
China Merchants Port Holdings Co., Ltd.	810,000	1,145,888
China Overseas Land & Investment, Ltd.	161,000	352,211
China Resources Power Holdings Co., Ltd.	116,000	262,736
China Taiping Insurance Holdings Co., Ltd.	1,294,000	1,348,050
CITIC, Ltd.	1,432,000	1,714,592
CSPC Pharmaceutical Group, Ltd.	892,000	776,289
	Shares	Value
Hong Kong Exchanges and Clearing, Ltd.	153,362	$ 5,810,734
Lenovo Group, Ltd.	1,218,000	1,276,314
Li Ning Co., Ltd.	88,500	477,916
Sino Biopharmaceutical, Ltd.	939,000	410,273
Techtronic Industries Co., Ltd.	38,000	415,553
Tencent Holdings, Ltd.	707,230	29,987,386
		57,941,486
Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	229,950	2,013,304
OTP Bank Nyrt PLC	6,212	220,840
		2,234,144
India — 14.2%
Amber Enterprises India, Ltd.*	8,524	234,858
Apollo Hospitals Enterprise, Ltd.	7,328	456,148
Axis Bank, Ltd.	367,515	4,434,566
Bank of Baroda	312,063	726,720
Bharat Petroleum Corporation, Ltd.	200,344	891,512
Bharti Airtel, Ltd.	320,889	3,442,077
Cartrade Tech, Ltd.*	13,549	79,872
CG Power & Industrial Solutions, Ltd.	35,537	164,313
Coal India, Ltd.	891,835	2,515,935
Coforge, Ltd.	5,287	304,802
Computer Age Management Services, Ltd.	17,468	469,070
Craftsman Automation, Ltd.	2,860	140,650
Crompton Greaves Consumer Electricals, Ltd.	82,328	291,055
DLF, Ltd.	33,609	201,479
Dr. Reddy's Laboratories, Ltd.	9,855	620,668
GAIL India, Ltd.	426,039	546,460
Godrej Properties, Ltd.*	26,084	499,981
HDFC Bank, Ltd.	34,137	708,439
HDFC Life Insurance Co., Ltd. 144A	219,245	1,741,714
Hindustan Aeronautics, Ltd.	9,955	461,066
Hindustan Petroleum Corporation, Ltd.	80,606	269,473
Housing Development Finance Corporation, Ltd.	516,590	17,822,502
ICICI Bank, Ltd.	340,516	3,898,563
ICICI Lombard General Insurance Co., Ltd. 144A	18,674	306,322
Indian Hotels Co., Ltd.	97,610	468,015
Indian Oil Corporation, Ltd.	946,743	1,055,138
Info Edge India, Ltd.	5,732	314,326
Infosys, Ltd.	58,460	952,190
Jindal Steel & Power, Ltd.	29,703	211,098
Kotak Mahindra Bank, Ltd.	87,142	1,965,355
Larsen & Toubro, Ltd.	217,185	6,567,131
Macrotech Developers, Ltd. 144A*	107,050	889,214
Mahindra & Mahindra, Ltd.	646,362	11,484,159
Marico, Ltd.	1,167,155	7,565,007
Navin Fluorine International, Ltd.	9,481	521,156
NTPC, Ltd.	1,251,503	2,890,457
Oil & Natural Gas Corporation, Ltd.	1,301,726	2,547,963
Petronet LNG, Ltd.	767,359	2,087,117

See Notes to Financial Statements.

	Shares	Value
Power Grid Corporation of India, Ltd.	609,604	$ 1,900,404
Reliance Industries, Ltd.	198,864	6,198,807
Route Mobile, Ltd.	19,136	372,448
SBI Life Insurance Co., Ltd. 144A	231,436	3,692,317
Sona Blw Precision Forgings, Ltd. 144A	63,628	401,190
Tata Consultancy Services, Ltd.	227,853	9,206,935
Tata Consumer Products, Ltd.	75,469	793,502
Tata Steel, Ltd.	627,980	860,407
TeamLease Services, Ltd.*	7,951	241,878
Vedanta, Ltd.	720,845	2,455,203
Zomato, Ltd.*	684,439	627,991
		107,497,653
Indonesia — 2.9%
PT Adaro Energy Indonesia Tbk	13,913,300	2,070,681
PT Astra International Tbk	1,956,600	887,472
PT Bank BTPN Syariah Tbk	1,688,400	232,660
PT Bank Central Asia Tbk	17,471,402	10,715,184
PT Bank Mandiri Persero Tbk	3,576,428	1,244,623
PT Bank Negara Indonesia Persero Tbk	348,800	214,007
PT BFI Finance Indonesia Tbk	4,490,900	428,837
PT Indofood Sukses Makmur Tbk	368,500	180,693
PT Map Aktif Adiperkasa*	757,700	343,662
PT Pakuwon Jati Tbk	7,248,500	235,790
PT Semen Indonesia Persero Tbk	1,965,625	800,495
PT Telkom Indonesia Persero Tbk	6,820,900	1,824,745
PT United Tractors Tbk	1,525,660	2,366,143
		21,544,992
Kazakhstan — 0.1%
Kaspi.KZ JSC GDR 144A	3,113	247,795
Kaspi.KZ JSC GDR (London Exchange)	6,428	512,771
		760,566
Kuwait — 0.2%
Kuwait Finance House KSCP	231,601	564,599
National Bank of Kuwait SAKP	214,155	653,117
		1,217,716
Malaysia — 0.6%
AMMB Holdings Bhd	229,300	178,150
Malayan Banking Bhd	1,522,633	2,816,911
Malaysia Airports Holdings Bhd	147,100	217,012
RHB Bank Bhd	567,400	660,765
Sime Darby Plantation Bhd	537,800	478,987
		4,351,825
Mexico — 3.0%
Alfa SAB de CV Series A	1,813,400	1,121,920
Alpek SAB de CV	670,600	666,408
Alsea SAB de CV*	80,700	262,840
Arca Continental SAB de CV	104,021	1,067,617
Banco del Bajio SA 144A	173,600	530,323
Cemex SAB de CV ADR*	140,447	994,365
Coca-Cola Femsa SAB de CV ADR	8,571	714,050
	Shares	Value
Controladora AXTEL SAB de CV*	1,327,242	$ 17,059
Fibra Uno Administracion SA de CV REIT	223,800	326,737
Fomento Economico Mexicano SAB de CV ADR	91,700	10,164,028
Gentera SAB de CV	210,950	225,653
Grupo Aeroportuario del Sureste SAB de CV ADR	6,059	1,682,524
Grupo Financiero Banorte SAB de CV Series O	250,749	2,062,889
Orbia Advance Corporation SAB de CV	593,500	1,270,770
Prologis Property Mexico SA de CV REIT	209,129	774,108
Promotora y Operadora de Infraestructura SAB de CV	23,230	233,128
Wal-Mart de Mexico SAB de CV	198,100	785,711
		22,900,130
Peru — 0.7%
Credicorp, Ltd.	34,957	5,161,051
Philippines — 0.2%
BDO Unibank, Inc.	202,524	507,137
Jollibee Foods Corporation	74,760	324,350
Monde Nissin Corporation 144A	2,833,900	411,979
SM Prime Holdings, Inc.	473,200	282,399
		1,525,865
Poland — 0.6%
Bank Polska Kasa Opieki SA	99,444	2,712,501
Dino Polska SA 144A*	6,420	750,071
PGE Polska Grupa Energetyczna SA*	389,596	695,646
Powszechna Kasa Oszczednosci Bank Polski SA	7,535	67,062
		4,225,280
Qatar — 0.1%
Commercial Bank PSQC (The)	60,247	96,710
Industries Qatar QSC	17,530	54,542
Masraf Al Rayan QSC	156,817	111,095
Qatar Islamic Bank SAQ	47,247	231,199
Qatar National Bank QPSC	150,622	640,659
		1,134,205
Russia — 0.0%
Gazprom PJSC ADR (London Exchange)†††*	170,565	—
LUKOIL PJSC ADR†††*	11,047	—
Magnit PJSC GDR†††*	20,820	—
MMC Norilsk Nickel PJSC ADR†††*	19,198	—
Mobile TeleSystems PJSC ADR†††*	34,508	—
Novatek PJSC GDR†††*	1,991	—
Novolipetsk Steel PJSC GDR†††*	13,631	—
Rosneft Oil Co. PJSC GDR†††*	16,843	—
Sberbank of Russia PJSC ADR†††*	75,573	—
Severstal PAO GDR†††*	18,988	—
Surgutneftegas PJSC ADR†††*	17,904	—
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Tatneft PJSC ADR†††*	15,224	$ —
		—
Saudi Arabia — 2.2%
Alinma Bank	35,079	315,287
Arab National Bank	28,366	200,022
Arabian Drilling Co.*	22,799	936,104
Arabian Internet & Communications Services Co.	6,385	550,660
Bank Al-Jazira	118,393	579,663
Banque Saudi Fransi	97,498	1,089,158
Bupa Arabia for Cooperative Insurance Co.	1,858	91,941
Co for Cooperative Insurance (The)	5,362	200,144
Elm Co.	2,004	312,052
Jarir Marketing Co.	14,910	65,902
National Industrialization Co.*	199,411	798,164
Sahara International Petrochemical Co.	70,077	699,847
Saudi Airlines Catering Co.	63,861	1,687,817
Saudi Arabian Oil Co. 144A	85,430	739,999
Saudi Basic Industries Corporation	106,419	2,519,128
Saudi British Bank (The)	202,698	2,063,826
Saudi Electricity Co.	66,286	401,073
Saudi National Bank (The)	321,358	3,169,466
Savola Group (The)	5,627	62,587
		16,482,840
Singapore — 0.0%
Del Monte Pacific, Ltd.	48,287	7,012
Nanofilm Technologies International, Ltd.	182,806	183,603
TDCX, Inc. ADR*	16,109	127,422
		318,037
Slovenia — 0.1%
Nova Ljubljanska Banka dd GDR	29,163	467,457
South Africa — 2.2%
Absa Group, Ltd.	176,957	1,579,398
African Rainbow Minerals, Ltd.	43,385	457,722
Anglo American Platinum, Ltd.	10,751	485,983
AngloGold Ashanti, Ltd. ADR	50,395	1,062,831
Clicks Group, Ltd.Δ	35,048	486,561
Exxaro Resources, Ltd.	224,945	1,963,298
JSE, Ltd.	37,593	181,761
Mr Price Group, Ltd.	23,772	181,333
Naspers, Ltd. N Shares	33,208	5,999,399
Nedbank Group, Ltd.	48,185	585,196
Northam Platinum Holdings, Ltd.*	41,667	277,791
Old Mutual, Ltd.	4,404,784	2,836,474
Sanlam, Ltd.	54,266	168,236
Sibanye Stillwater, Ltd.	34,206	52,757
Standard Bank Group, Ltd.	8,836	83,425
		16,402,165
South Korea — 11.0%
BGF retail Co., Ltd.	7,734	1,027,354
DB Insurance Co., Ltd.	6,170	350,441
Doosan Bobcat, Inc.	38,860	1,737,044
GS Holdings Corporation	36,291	1,011,521
	Shares	Value
Hana Financial Group, Inc.	17,586	$ 524,986
Hankook Tire & Technology Co., Ltd.	2,254	59,136
Hanmi Pharm Co., Ltd.	1,013	238,009
Hanon Systems	195,481	1,363,013
Hanwha Aerospace Co., Ltd.	8,755	847,917
HD Hyundai Co., Ltd.	14,164	646,459
HD Korea Shipbuilding & Offshore Engineering Co., Ltd.*	6,201	551,238
Hyundai Engineering & Construction Co., Ltd.	49,127	1,428,069
Hyundai Glovis Co., Ltd.	1,517	228,392
Hyundai Steel Co.	83,362	2,148,124
Industrial Bank of Korea	190,223	1,496,379
JYP Entertainment Corporation	3,186	317,979
Kia Corporation	54,355	3,661,409
Korea Aerospace Industries, Ltd.	25,496	1,035,474
Korea Investment Holdings Co., Ltd.	24,270	957,205
Korean Air Lines Co., Ltd.	69,588	1,290,937
LG Chem, Ltd.	1,502	764,611
LG Corporation	64,568	4,329,954
LG Electronic, Inc.	16,096	1,557,907
LG Uplus Corporation	13,101	106,897
NAVER Corporation	2,652	371,240
NCSoft Corporation	870	195,919
NHN KCP Corporation	2,502	19,164
Orion Corporation	4,324	394,346
Pan Ocean Co., Ltd.	190,613	753,490
Samsung Electronics Co., Ltd.	419,259	23,085,777
Samsung Engineering Co., Ltd.*	48,476	1,045,398
Samsung Fire & Marine Insurance Co., Ltd.	42,765	7,462,727
Samsung Securities Co., Ltd.	4,027	110,529
SD Biosensor, Inc.	6,236	58,062
SK Hynix, Inc.	196,513	17,266,498
SK Telecom Co., Ltd.	45,147	1,597,560
S-Oil Corporation	4,400	223,568
Woori Financial Group, Inc.	287,170	2,579,611
		82,844,344
Taiwan — 14.2%
Accton Technology Corporation	53,000	596,155
Advantech Co., Ltd.	180,087	2,370,972
ASE Technology Holding Co., Ltd.	663,000	2,357,726
ASPEED Technology, Inc.	19,220	1,770,254
AUO Corporation	1,001,800	601,211
Catcher Technology Co., Ltd.	417,000	2,352,770
Chailease Holding Co., Ltd.	81,956	538,844
Chang Hwa Commercial Bank, Ltd.	837,000	501,738
China Development Financial Holding Corporation	3,098,000	1,234,832
CTBC Financial Holding Co., Ltd.	2,407,000	1,924,804
Delta Electronics, Inc.	610,982	6,771,105
eMemory Technology, Inc.	2,000	143,149
Eva Airways Corporation	198,000	254,019
Feng TAY Enterprise Co., Ltd.	16,000	101,218
Globalwafers Co., Ltd.	13,000	208,632
Hon Hai Precision Industry Co., Ltd.	512,000	1,861,499
Innolux Corporation	165,000	81,213
Largan Precision Co., Ltd.	2,000	137,195

See Notes to Financial Statements.

	Shares	Value
Lite-On Technology Corporation	56,000	$ 186,477
MediaTek, Inc.	191,396	4,236,714
Micro-Star International Co., Ltd.	99,000	562,936
momo.com, Inc.	7,840	173,745
Nien Made Enterprise Co., Ltd.	46,000	507,049
Pou Chen Corporation	1,454,000	1,473,789
President Chain Store Corporation	659,000	5,984,407
Quanta Computer, Inc.	559,000	2,730,080
Shanghai Commercial & Savings Bank, Ltd. (The)	60,000	87,543
Taiwan Semiconductor Manufacturing Co., Ltd.	2,013,986	37,205,035
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	192,444	19,421,449
Tong Hsing Electronic Industries, Ltd.	45,748	269,992
Unimicron Technology Corporation	394,734	2,244,719
United Microelectronics Corporation	395,000	620,629
Voltronic Power Technology Corporation	63,817	4,035,915
Winbond Electronics Corporation	464,000	410,403
Wistron Corporation	273,000	796,550
Wiwynn Corporation	30,000	1,371,074
Zhen Ding Technology Holding, Ltd.	188,000	635,728
		106,761,570
Thailand — 1.3%
Airports of Thailand PCL*	957,900	1,945,249
Bangkok Dusit Medical Services PCL NVDR	176,800	138,642
Central Pattana PCL	895,200	1,653,803
Central Pattana PCL NVDR	92,600	171,450
Electricity Generating PCL NVDR	88,400	325,729
Indorama Ventures PCL NVDR	872,000	844,157
Kasikornbank PCL	224,000	820,270
Minor International PCL NVDR	343,800	332,914
PTT Exploration & Production PCL	648,500	2,744,074
PTT Exploration & Production PCL NVDR	102,300	433,463
Thai Oil PCL NVDR	578,700	724,071
		10,133,822
Turkey — 0.3%
Akbank TAS	619,193	481,206
KOC Holding AS	258,767	1,036,246
Turk Hava Yollari AO*	82,417	613,918
		2,131,370
United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	294,791	650,899
Americana Restaurants International PLC	1,335,991	1,538,590
	Shares	Value
Salik Co. PJSC	842,385	$ 724,816
		2,914,305
United Kingdom — 2.8%
Anglo American PLC	82,483	2,348,581
Antofagasta PLC	450,585	8,379,287
Standard Chartered PLC (London Exchange)	305,970	2,661,968
Unilever PLC	147,999	7,706,936
		21,096,772
Total Foreign Common Stocks (Cost $683,662,458)		673,451,565

FOREIGN PREFERRED STOCKS — 0.8%
Brazil — 0.4%
Itau Unibanco Holding SA *	93,000	551,606
Petroleo Brasileiro SA 12.82% ◊	372,900	2,300,544
		2,852,150
Chile — 0.4%
Embotelladora Andina SA Class B 7.85% ◊	707,068	1,852,873
Sociedad Quimica y Minera de Chile SA ADR 1.08% ◊Δ	10,574	767,884
		2,620,757
Total Foreign Preferred Stocks (Cost $4,884,469)		5,472,907
MONEY MARKET FUNDS — 6.7%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	22,167,567	22,167,567
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø§	7,123,365	7,123,365
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	21,353,542	$ 21,353,542
Total Money Market Funds (Cost $50,644,474)		50,644,474
TOTAL INVESTMENTS — 98.9% (Cost $754,638,495)		745,581,824
Other Assets in Excess of Liabilities — 1.1%		8,434,193
NET ASSETS — 100.0%		$754,016,017
PORTFOLIO SUMMARY (based on net assets)
%
Financials	21.5
Information Technology	19.9
Consumer Discretionary	14.2
Industrials	7.8
Consumer Staples	7.3
Money Market Funds	6.7
Communication Services	6.3
Materials	5.5
Energy	4.7
Health Care	2.3
Real Estate	1.5
Utilities	1.2
98.9
Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
SGX Nifty 50 Index	07/2023	(18)	$ (694,044)	$ (12,344)
FTSE Taiwan Index	07/2023	39	2,253,420	(7,354)
MSCI Singapore Index	07/2023	(501)	(10,702,374)	(14,023)
FTSE KLCI	07/2023	110	1,620,836	(16,287)
KOSPI2 Index	09/2023	65	4,199,237	(82,598)
Mexican Bolsa Index	09/2023	6	191,862	(5,160)
MSCI Emerging Markets	09/2023	773	38,568,835	(389,538)
FTSE/JSE Top 40 Index	09/2023	79	2,981,275	37,280
Thai SET50 Index	09/2023	(1,668)	(8,605,572)	(114,065)
Total Futures Contracts outstanding at June 30, 2023			$ 29,813,475	$(604,089)
Forward Foreign Currency Contracts outstanding at June 30, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/23	Mexican Pesos	292,653,479	U.S. Dollars	16,231,623	CITI	$596,843

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/23	Colombian Pesos	51,700,000,000	U.S. Dollars	11,538,433	CITI	$ 576,687
09/20/23	U.S. Dollars	16,617,592	Chinese Offshore Yuan	117,077,521	CITI	398,533
09/20/23	Brazilian Reals	58,937,000	U.S. Dollars	11,814,139	CITI	311,615
09/20/23	Indian Rupees	2,142,532,000	U.S. Dollars	25,826,114	CITI	207,400
09/20/23	U.S. Dollars	8,787,847	Israeli Shekels	32,244,101	CITI	61,073
09/20/23	U.S. Dollars	13,029,754	Singapore Dollars	17,485,000	CITI	59,789
09/20/23	Hungarian Forint	739,656,000	U.S. Dollars	2,067,676	CITI	55,327
09/20/23	Polish Zloty	7,302,000	U.S. Dollars	1,737,584	CITI	50,980
09/20/23	U.S. Dollars	5,198,155	South Korean Won	6,765,741,287	CITI	40,069
09/20/23	U.S. Dollars	5,098,815	Chilean Pesos	4,105,281,221	CITI	29,035
09/20/23	Euro	1,064,000	U.S. Dollars	1,146,859	CITI	19,031
09/20/23	U.S. Dollars	4,036,171	Mexican Pesos	70,000,000	CITI	10,957
09/20/23	U.S. Dollars	522,405	Thai Baht	18,000,000	CITI	10,556
09/20/23	U.S. Dollars	1,785,726	Hungarian Forint	620,000,000	CITI	6,166
09/20/23	Peruvian Nuevo Soles	1,095,874	U.S. Dollars	294,416	CITI	5,715
09/20/23	U.S. Dollars	4,399,442	Hong Kong Dollars	34,376,142	CITI	4,093
09/20/23	South African Rand	25,000,000	U.S. Dollars	1,313,137	CITI	3,962
09/20/23	Saudi Riyals	15,129,939	U.S. Dollars	4,028,359	CITI	2,465
09/20/23	Chilean Pesos	80,692,722	U.S. Dollars	98,756	CITI	895
09/20/23	Chinese Offshore Yuan	2,275,000	U.S. Dollars	315,011	CITI	151
09/20/23	U.S. Dollars	34,058	Euro	31,000	CITI	90
09/20/23	U.S. Dollars	6,849	Peruvian Nuevo Soles	25,000	CITI	2
Subtotal Appreciation						$2,451,434
09/20/23	Euro	2,000	U.S. Dollars	2,192	CITI	$ (1)
09/20/23	U.S. Dollars	133,075	Hong Kong Dollars	1,040,930	CITI	(19)
09/20/23	U.S. Dollars	7,640	Euro	7,000	CITI	(30)
09/20/23	Chilean Pesos	47,359,389	U.S. Dollars	58,635	CITI	(149)
09/20/23	U.S. Dollars	28,242	Thai Baht	1,000,000	CITI	(194)
09/20/23	U.S. Dollars	2,654,250	Singapore Dollars	3,579,000	CITI	(569)
09/20/23	U.S. Dollars	52,515	Peruvian Nuevo Soles	194,000	CITI	(616)
09/20/23	Singapore Dollars	628,000	U.S. Dollars	466,519	CITI	(683)
09/20/23	Colombian Pesos	1,500,000,000	U.S. Dollars	352,271	CITI	(769)
09/20/23	U.S. Dollars	4,025,544	Saudi Riyals	15,118,997	CITI	(2,364)
09/20/23	Indian Rupees	250,000,000	U.S. Dollars	3,040,190	CITI	(2,486)
10/10/23	U.S. Dollars	1,196,266	Chinese Offshore Yuan	8,649,000	SC	(4,065)
09/20/23	U.S. Dollars	1,477,761	Chilean Pesos	1,200,000,000	CITI	(4,168)
09/20/23	U.S. Dollars	3,731,443	Israeli Shekels	13,843,899	CITI	(15,369)
09/20/23	Hong Kong Dollars	106,109,562	U.S. Dollars	13,586,426	CITI	(19,210)
09/20/23	Brazilian Reals	32,140,000	U.S. Dollars	6,635,818	CITI	(23,305)
09/20/23	U.S. Dollars	737,467	South African Rand	14,538,000	CITI	(28,453)
09/20/23	U.S. Dollars	8,242,741	Mexican Pesos	144,000,000	CITI	(37,698)
09/20/23	U.S. Dollars	14,564,605	South Korean Won	19,154,312,713	CITI	(38,317)
09/20/23	Thai Baht	85,269,624	U.S. Dollars	2,483,045	CITI	(58,312)
09/20/23	Indonesian Rupiahs	166,578,875,790	U.S. Dollars	11,144,247	CITI	(83,742)
09/20/23	South African Rand	178,000,000	U.S. Dollars	9,485,588	CITI	(107,842)
09/20/23	U.S. Dollars	6,878,608	Philippine Pesos	387,287,000	CITI	(113,032)
09/20/23	U.S. Dollars	7,655,728	Hungarian Forint	2,710,000,000	CITI	(122,669)
09/20/23	U.S. Dollars	5,321,099	Brazilian Reals	26,751,000	CITI	(182,677)
09/20/23	South Korean Won	8,100,000,000	U.S. Dollars	6,358,773	CITI	(183,470)
09/20/23	U.S. Dollars	20,729,213	Czech Republic Koruna	458,900,000	CITI	(259,264)
09/20/23	Chinese Offshore Yuan	107,168,341	U.S. Dollars	15,147,524	CITI	(301,209)
07/16/25	U.S. Dollars	3,253,457	Chinese Offshore Yuan	24,819,000	MSCS	(330,265)
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/23	Taiwan Dollars	571,477,890	U.S. Dollars	18,786,266	CITI	$ (387,205)
Subtotal Depreciation						$(2,308,152)
Total Forward Foreign Currency Contracts outstanding at June 30, 2023						$ 143,282
Swap Agreements outstanding at June 30, 2023:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Financing Index: Overnight Bank Funding Rate + 0.4%	MSCI Saudi Arabia Index Futures (Monthly)	9/20/2023	GSC	USD	3,557,168	$ 322	$ —	$ 322
MSCI Emerging Markets Thailand Net Total Return USD Index (Monthly)	Financing Index: Overnight Bank Funding Rate - 0.15%	9/20/2023	CITI	USD	108,028	6,152	—	6,152
MSCI Singapore Net Return SGD Index (Monthly)	Financing Index: Singapore Overnight Rate - 0.1%	9/20/2023	CITI	SGD	5,552,824	41,438	—	41,438
Decrease in total return of FTSE/JSE Shareholder Weighted Top 40 Index (At Termination)	Increase in total return of FTSE/JSE Shareholder Weighted Top 40 Index (At Termination)	9/21/2023	CITI	ZAR	657,050	414	—	414
Subtotal Appreciation						$ 48,326	$ —	$ 48,326
Decrease in total return of TAIEX (At Termination)	Increase in total return of TAIEX (At Termination)	7/19/2023	CITI	TWD	204,801,400	$(117,634)	$ —	$(117,634)
Decrease in total return of HSCEI Index (At Termination)	Increase in total return of HSCEI Index (At Termination)	7/28/2023	CITI	HKD	69,883,000	(109,396)	—	(109,396)
Decrease in total return of Bovespa Index (At Termination)	Increase in total return of Bovespa Index (At Termination)	8/16/2023	CITI	BRL	66,697,965	(105,839)	—	(105,839)
Decrease in total return of KOSPI 200 Index (At Termination)	Increase in total return of KOSPI 200 Index (At Termination)	9/14/2023	CITI	KRW	10,470,375,000	(107,474)	—	(107,474)
Financing Index: 1-Month SAFE South Africa JIBAR - 0.35%	MSCI South Africa Net Return ZAR Index (Monthly)	9/20/2023	CITI	ZAR	23,216,996	(25,303)	—	(25,303)
Financing Index: 1-Month TELBOR - 0.1%	Tel Aviv Interbank Offered Rate (Monthly)	9/20/2023	GSC	ILS	1,843,678	(19,800)	—	(19,800)
Financing Index: 28-Day Mexico Interbank TIIE + 0.2%	MSCI Mexico Net MXN Index (Monthly)	9/20/2023	CITI	MXN	33,192,036	(45,642)	—	(45,642)
MSCI Poland Net Return PLN Index (Monthly)	Financing Index: 1-Month WIBOR - 0.7%	9/20/2023	CITI	PLN	7,918,867	(24,458)	—	(24,458)
Subtotal Depreciation						$(555,546)	$ —	$(555,546)
Net Total Return Swaps outstanding at June 30, 2023						$(507,220)	$ —	$(507,220)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$ 15,837,761	$ 15,215,081	$ 622,680	$ —
Materials	175,117	175,117	—	—
Total Common Stocks	16,012,878	15,390,198	622,680	—
Foreign Common Stocks:
Brazil	39,410,035	39,410,035	—	—
Canada	2,128,629	2,128,629	—	—
Cayman Islands	2,106,948	2,106,948	—	—
Chile	6,397,109	6,397,109	—	—
China	129,122,575	21,882,955	107,239,620	—
Greece	3,916,255	583,678	3,332,577	—
Indonesia	21,544,992	343,662	21,201,330	—
Mexico	22,900,130	22,900,130	—	—
Peru	5,161,051	5,161,051	—	—
Saudi Arabia	16,482,840	1,228,189	15,254,651	—
Singapore	318,037	127,422	190,615	—
South Africa	16,402,165	7,562,148	8,840,017	—
Taiwan	106,761,570	19,421,449	87,340,121	—
United Arab Emirates	2,914,305	2,189,489	724,816	—
Other ^^	297,884,924	—	297,884,924	—**
Total Foreign Common Stocks	673,451,565	131,442,894	542,008,671	—
Foreign Preferred Stocks	5,472,907	5,472,907	—	—
Money Market Funds	50,644,474	50,644,474	—	—
Total Assets - Investments in Securities	$745,581,824	$202,950,473	$542,631,351	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 2,451,434	$ —	$ 2,451,434	$ —
Futures Contracts	37,280	37,280	—	—
Swap Agreements	48,326	—	48,326	—
Total Assets - Other Financial Instruments	$ 2,537,040	$ 37,280	$ 2,499,760	$ —
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$(2,308,152)	$ —	$(2,308,152)	$ —
Futures Contracts	(641,369)	(641,369)	—	—
Swap Agreements	(555,546)	—	(555,546)	—
Total Liabilities - Other Financial Instruments	$(3,505,067)	$(641,369)	$(2,863,698)	$ —

^^	Classifications as defined in the Schedule of Investments.
**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the period ended June 30, 2023.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2023.

See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2023 (Unaudited)
	Defensive Market Strategies® Fund	Impact Equity Fund	Equity Index Fund	Value Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,336,874,035	$112,018,489	$3,369,038,403	$159,588,656
Investments in securities of affiliated issuers, at value	30,258,494	4,287,158	53,474,911	3,917,827
Total investments, at value(1), (2)	1,367,132,529	116,305,647	3,422,513,314	163,506,483
Cash	100,862	270,725	1,618,510	235,772
Cash collateral for derivatives	—	—	—	—
Deposits with broker for futures contracts	50,986	—	526,400	21,283
Foreign currency(3)	337	100,249	—	—
Receivables:
Dividends	532,175	84,333	1,915,035	153,638
Reclaims	368,876	37,898	—	1,613
Interest	1,758,255	—	12	2
Securities lending	68,555	133	19,188	1,737
From advisor	—	2,106	—	4,412
Investment securities sold	1,030,810	—	—	—
Fund shares sold	93,873	2	673,190	31
Variation margin on futures contracts	58,782	27,630	502,913	49,613
Unrealized appreciation on foreign currency exchange contracts	11,369	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—
Prepaid expenses and other assets	50,175	78,362	92,568	24,315
Total Assets	1,371,257,584	116,907,085	3,427,861,130	163,998,899
Liabilities
Cash Overdraft	—	—	—	—
Securities sold short, at value(4)	—	—	—	—
Options written, at value(5)	1,926,588	—	—	—
Unrealized depreciation on foreign currency exchange contracts	800	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—
Collateral held for securities on loan, at value	12,393,585	—	135,500	382,843
Collateral from counterparty	—	—	—	—
Due to broker	—	9	—	—
Payables:
Investment securities purchased	517,124	3	—	63,137
Fund shares redeemed	418,954	75,027	1,186,115	136,309
Variation margin on centrally cleared swaps	—	—	—	—
Foreign capital gains taxes	—	—	—	—
Accrued expenses:
Investment advisory fees	671,010	59,601	239,141	12,683
Shareholder servicing fees	76,363	3,093	175,421	2,017
Trustee fees	3,299	90	7,014	344
Other expenses	118,882	22,435	338,190	62,204
Total Liabilities	16,126,605	160,258	2,081,381	659,537
Net Assets	$1,355,130,979	$116,746,827	$3,425,779,749	$163,339,362
Net Assets Consist of:
Paid-in-capital	$1,394,246,584	$108,945,164	$2,053,148,053	$155,002,054
Distributable earnings (loss)	(39,115,605)	7,801,663	1,372,631,696	8,337,308
Net Assets	$1,355,130,979	$116,746,827	$3,425,779,749	$163,339,362
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 978,086,032	$101,301,224	$2,549,801,490	$153,086,698
Institutional shares outstanding	87,613,362	9,452,525	54,872,192	14,489,182
Net asset value, offering and redemption price per Institutional share	$ 11.16	$ 10.72	$ 46.47	$ 10.57
Net assets applicable to the Investor Class	$ 377,044,947	$ 15,445,603	$ 875,978,259	$ 10,252,664
Investor shares outstanding	33,816,808	1,443,156	18,844,136	971,214
Net asset value, offering and redemption price per Investor share	$ 11.15	$ 10.70	$ 46.49	$ 10.56

(1)Investments in securities of unaffiliated issuers, at cost	$1,360,413,305	$104,656,602	$2,032,983,450	$155,024,913
Investments in securities of affiliated issuers, at cost	30,258,494	4,287,158	53,474,911	3,917,827
Total investments, at cost	$1,390,671,799	$108,943,760	$2,086,458,361	$158,942,740
(2)Includes securities loaned of:	$ 164,685,550	$ 1,311,817	$ 110,209,037	$ 6,443,492
(3)Foreign currency, at cost	$ 338	$ 100,297	$ —	$ —
(4)Proceeds from securities sold short	$ —	$ —	$ —	$ —
(5)Premiums received on options written	$ 4,093,061	$ —	$ —	$ —
(6)Net of $(117,005) and $(2,352,500) accrued foreign capital gains taxed on appreciated securities for International Equity Fund and Emerging Markets Equity Fund, respectively.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Index Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$944,456,744	$173,985,462	$1,367,946,368	$735,971,813	$854,274,351	$1,003,284,886	$723,414,257
25,247,022	5,614,693	46,126,299	31,717,938	27,631,066	39,553,007	22,167,567
969,703,766	179,600,155	1,414,072,667	767,689,751	881,905,417	1,042,837,893	745,581,824
377,205	—	—	—	—	—	—
—	—	—	—	—	17,969,978	8,731,003
8	208,016	777,000	1,180,073	1,160,020	12,050,443	2,911,771
—	—	—	—	3,496,290	10,018,083	3,616,033

1,204,411	65,693	300,998	726,978	1,314,767	1,700,099	3,212,404
43,784	—	203,336	—	2,878,948	5,142,555	33,472
2,617	—	829	953	5	58,787	81,951
18,858	830	4,703	12,368	16,719	7,922	3,424
—	4,154	—	—	1,800	—	—
2,125,440	—	1,604,966	2,680,885	974	4,342,897	1,631,466
240,557	142,183	433,325	382,132	265,724	265,657	626,689
86,625	41,813	173,250	52,080	425,728	221,005	199,136
16,255	—	—	5,576	—	4,080,034	2,451,434
—	—	—	—	—	440,031	48,326
50,690	26,181	88,112	51,693	16,352	36,506	31,564
973,870,216	180,089,025	1,417,659,186	772,782,489	891,482,744	1,099,171,890	769,160,497

—	—	—	—	—	1,385,590	—
—	—	—	—	—	346,524	—
—	—	—	—	—	—	—
904	—	—	303	—	1,899,063	2,308,152
—	—	—	—	—	1,724,642	555,546
6,961,394	272,781	3,538,384	15,569,897	17,473,666	2,260,250	7,123,365
—	—	—	—	—	1,987,257	494,416
—	—	—	—	—	—	—

3,426,244	—	811,669	3,719,624	78	1,719,327	752,313
402,646	425	867,245	196,538	147,460	555,023	630,887
—	—	—	—	—	36,138	—
—	—	—	—	—	117,001	2,352,500

478,881	13,987	706,787	522,958	78,649	669,093	522,410
76,252	5,442	143,874	54,184	2,602	65,857	21,340
3,649	347	5,583	3,772	190	3,471	2,215
102,352	59,387	117,513	95,933	150,593	336,796	381,336
11,452,322	352,369	6,191,055	20,163,209	17,853,238	13,106,032	15,144,480
$962,417,894	$179,736,656	$1,411,468,131	$752,619,280	$873,629,506	$1,086,065,858	$754,016,017

$854,384,466	$152,115,625	$1,104,105,541	$713,796,940	$796,718,575	$1,008,656,944	$834,938,412
108,033,428	27,621,031	307,362,590	38,822,340	76,910,931	77,408,914 (6)	(80,922,395) (6)
$962,417,894	$179,736,656	$1,411,468,131	$752,619,280	$873,629,506	$1,086,065,858	$754,016,017

$583,601,604	$150,195,844	$ 693,416,576	$482,368,821	$860,785,547	$ 760,445,374	$650,125,723
32,943,040	12,741,047	30,608,913	29,554,641	77,857,438	55,294,089	73,756,562
$ 17.72	$ 11.79	$ 22.65	$ 16.32	$ 11.06	$ 13.75	$ 8.81
$378,816,290	$ 29,540,812	$ 718,051,555	$270,250,459	$ 12,843,959	$ 325,620,484	$103,890,294
21,406,575	2,504,723	32,395,527	16,754,974	1,160,556	23,728,939	11,847,089
$ 17.70	$ 11.79	$ 22.17	$ 16.13	$ 11.07	$ 13.72	$ 8.77

$850,210,630	$147,353,801	$1,052,310,519	$693,620,228	$780,128,413	$ 929,855,729	$732,470,928
25,247,022	5,614,693	46,126,299	31,717,938	27,231,066	39,553,007	22,167,567
$875,457,652	$152,968,494	$1,098,436,818	$725,338,166	$807,359,479	$ 969,408,736	$754,638,495
$ 64,587,444	$ 5,742,066	$ 85,167,180	$137,014,124	$ 26,570,373	$ 17,560,487	$ 21,140,422
$ —	$ —	$ —	$ —	$ 3,488,686	$ 10,052,747	$ 3,685,986
$ —	$ —	$ —	$ —	$ —	$ 803,636	$ —
$ —	$ —	$ —	$ —	$ —	$ —	$ —

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2023 (Unaudited)
	Defensive Market Strategies® Fund	Impact Equity Fund(1)	Equity Index Fund	Value Equity Index Fund
Investment Income
Dividends	$ 5,174,416	$ 766,205	$ 25,672,270	$1,701,391
Non Cash Dividends	—	—	—	—
Income distributions received from affiliated funds	987,045	119,880	1,428,328	110,886
Interest	11,231,463	1,460	83,620	6,817
Securities lending, net	415,743	260	97,428	10,453
Less foreign taxes withheld	(63,268)	(50,288)	(148,728)	(423)
Total Investment Income	17,745,399	837,517	27,132,918	1,829,124
Expenses
Investment advisory fees	3,981,078	287,246	1,377,028	74,851
Transfer agent fees:
Institutional shares	2,602	1,142	2,802	1,813
Investor shares	17,500	3,461	37,536	6,092
Custodian fees	43,606	11,187	26,955	21,154
Shareholder servicing fees:
Investor shares	453,751	14,934	1,005,735	12,437
Accounting and administration fees	91,885	9,430	221,635	12,958
Professional fees	64,194	59,552	52,112	51,345
Blue sky fees:
Institutional shares	8,148	10,347	8,565	4,813
Investor shares	9,412	10,361	13,873	5,094
Trustees expenses	3,694	90	7,899	252
Line of credit facility fees	2,566	209	6,251	305
S&P license fees	—	—	147,953	—
MSCI license fees	—	—	—	—
Dividends on securities sold short	—	—	—	—
Other expenses	68,628	20,295	99,697	29,641
Total Expenses	4,747,064	428,254	3,008,041	220,755
Expenses waived/reimbursed(2)	—	(9,641)	—	(52,181)
Fees paid indirectly	—	—	—	—
Net Expenses	4,747,064	418,613	3,008,041	168,574
Net Investment Income	12,998,335	418,904	24,124,877	1,660,550
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities (net of capital gains taxes of $(107,998) and $(1,338,290) for International Equity Fund and Emerging Markets Equity Fund, respectively)	8,828,790	(150,494)	28,114,557	2,831,934
Futures transactions	(647,582)	(48,964)	6,128,141	569,104
Swap agreements	—	—	—	—
Option contracts written	32,515,347	—	—	—
Forward foreign currency contracts	(425,425)	(765)	—	—
Foreign currency	(14,926)	186,561	—	—
Net realized gain (loss)	40,256,204	(13,662)	34,242,698	3,401,038
Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(117,005) and $(2,352,500) for International Equity Fund and Emerging Markets Fund, respectively)	10,547,558	7,361,887	438,653,797	2,726,907
Investment securities sold short	—	—	—	—
Futures	1,437,827	34,392	3,041,380	345,145
Swap agreements	—	—	—	—
Option contracts written	1,190,415	—	—	—
Option contracts purchased	21,206,909	—	—	—
Forward foreign currency contracts	175,750	—	—	—
Foreign currency	8,444	142	—	—
Net change in unrealized appreciation (depreciation)	34,566,903	7,396,421	441,695,177	3,072,052
Net Realized and Unrealized Gain	74,823,107	7,382,759	475,937,875	6,473,090
Net Increase in Net Assets Resulting from Operations	$87,821,442	$7,801,663	$500,062,752	$8,133,640

(1)	For the period January 27, 2023 (commencement of operations) through June 30, 2023.
(2)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Index Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$11,117,769	$ 750,360	$ 4,458,726	$ 5,123,977	$18,670,542	$ 19,405,749	$ 12,636,778
—	—	—	—	—	—	1,617,316
757,961	122,912	754,123	685,670	515,799	1,388,700	551,774
17,153	7,599	5,206	20,133	34,848	348,570	41,961
72,133	5,448	40,910	103,469	131,055	74,054	23,649
(191,420)	(19)	(13,529)	(1,176)	(1,517,637)	(1,831,725)	(1,465,220)
11,773,596	886,300	5,245,436	5,932,073	17,834,607	19,385,348	13,406,258

2,895,153	75,755	3,967,530	3,095,854	465,118	3,994,555	3,070,214

2,387	1,813	2,506	2,594	2,093	2,690	2,560
11,629	6,116	24,561	15,991	6,076	18,300	9,124
23,184	19,552	25,775	46,048	94,455	258,527	661,883

476,737	18,314	778,618	332,899	13,568	387,767	125,488
66,014	14,081	88,345	51,622	59,054	74,318	60,851
51,857	51,343	51,896	59,636	59,228	64,173	56,421

8,175	4,842	8,183	8,063	10,150	7,750	7,865
8,825	4,896	9,329	8,632	8,949	8,343	8,821
3,906	279	6,135	4,179	368	3,909	2,508
1,882	306	2,505	1,399	1,655	2,098	1,416
—	—	—	—	—	—	—
—	—	—	—	138,228	—	—
—	—	—	—	—	678	—
53,122	29,167	76,379	58,746	3,504	77,119	76,437
3,602,871	226,464	5,041,762	3,685,663	862,446	4,900,227	4,083,588
—	(49,595)	—	—	(11,381)	—	—
(2,830)	—	(4,788)	(19,644)	—	—	(2,242)
3,600,041	176,869	5,036,974	3,666,019	851,065	4,900,227	4,081,346
8,173,555	709,431	208,462	2,266,054	16,983,542	14,485,121	9,324,912

29,904,114	251,396	46,456,692	3,454,807	(3,359,241)	25,106,644	(11,468,077)
1,220,494	407,931	933,018	475,256	1,749,113	10,125,091	2,017,751
—	—	—	—	—	3,793,270	(459,555)
—	—	—	—	—	—	—
(1,007,513)	—	—	33,955	—	(1,304,808)	3,219,378
51,833	—	—	103	(96,504)	(34,952)	(243,761)
30,168,928	659,327	47,389,710	3,964,121	(1,706,632)	37,685,245	(6,934,264)

4,070,279	38,265,696	281,804,180	41,096,458	78,908,592	74,257,959	49,964,996
—	—	—	—	—	8,935	—
210,660	406,041	137,440	109,807	758,176	2,248,564	(346,720)
—	—	—	—	—	(5,182,482)	(229,122)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
122,200	—	—	597	—	1,283,754	1,062,657
(37)	—	—	—	13,110	(4,133)	(43,478)
4,403,102	38,671,737	281,941,620	41,206,862	79,679,878	72,612,597	50,408,333
34,572,030	39,331,064	329,331,330	45,170,983	77,973,246	110,297,842	43,474,069
$42,745,585	$40,040,495	$329,539,792	$47,437,037	$94,956,788	$124,782,963	$ 52,798,981
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Defensive Market Strategies® Fund		Impact Equity Fund
	For the Six Months Ended	For the Year Ended	For the Period Ended
	06/30/23	12/31/22	06/30/23 (2)
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 12,998,335	$ 8,012,102	$ 418,904
Net realized gain (loss) on investment securities, foreign currency and derivatives	40,256,204	(36,627,183)	(13,662)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	34,566,903	(138,150,724)	7,396,421
Net increase (decrease) in net assets resulting from operations	87,821,442	(166,765,805)	7,801,663
Distributions to Shareholders:
Distributions paid
Institutional shares	(14,976,877)	(147,211,492)	—
Investor shares	(5,345,990)	(58,420,824)	—
Return of capital
Institutional shares	—	—	—
Investor shares	—	—	—
Total distributions	(20,322,867)	(205,632,316)	—
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	41,737,238	99,084,688	98,408,150
Investor shares	26,761,017	56,413,322	14,515,754
Reinvestment of dividends and distributions
Institutional shares	14,962,599	147,097,825	—
Investor shares	5,176,482	57,884,320	—
Total proceeds from shares sold and reinvested	88,637,336	360,480,155	112,923,904
Value of shares redeemed
Institutional shares	(35,309,606)	(123,704,784)	(3,892,529)
Investor shares	(29,816,876)	(104,112,137)	(86,211)
Total value of shares redeemed	(65,126,482)	(227,816,921)	(3,978,740)
Net increase from capital share transactions(1)	23,510,854	132,663,234	108,945,164
Total increase (decrease) in net assets	91,009,429	(239,734,887)	116,746,827
Net Assets:
Beginning of Period	1,264,121,550	1,503,856,437	—
End of Period	$1,355,130,979	$1,264,121,550	$116,746,827

(1)	See Note 6 in Notes to Financial Statements.
(2)	For the period January 27, 2023 (commencement of operations) through June 30, 2023.

See Notes to Financial Statements.

Equity Index Fund		Value Equity Index Fund		Value Equity Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Period Ended	For the Six Months Ended	For the Year Ended
06/30/23	12/31/22	06/30/23	12/31/22 (1)	06/30/23	12/31/22
(Unaudited)		(Unaudited)		(Unaudited)

$ 24,124,877	$ 41,247,579	$ 1,660,550	$ 1,053,732	$ 8,173,555	$ 17,374,682
34,242,698	15,018,959	3,401,038	(59,477)	30,168,928	118,345,855
441,695,177	(678,761,142)	3,072,052	1,617,530	4,403,102	(227,196,774)
500,062,752	(622,494,604)	8,133,640	2,611,785	42,745,585	(91,476,237)

(15,598,122)	(57,947,628)	(1,257,659)	(1,015,078)	(2,897,090)	(92,445,869)
(4,381,906)	(17,631,530)	(96,726)	(45,412)	(1,432,535)	(62,130,910)

—	—	—	—	—	—
—	—	—	—	—	—
(19,980,028)	(75,579,158)	(1,354,385)	(1,060,490)	(4,329,625)	(154,576,779)

103,298,086	540,825,846	11,354,880	142,365,294	32,273,717	58,096,137
57,625,055	156,353,113	6,001,107	10,642,022	16,816,971	78,848,890

15,357,610	56,905,289	1,257,659	1,015,078	2,894,114	92,392,428
4,344,796	17,474,895	96,727	45,395	1,430,288	62,061,046
180,625,547	771,559,143	18,710,373	154,067,789	53,415,090	291,398,501

(153,953,283)	(269,956,517)	(6,860,640)	(4,022,161)	(33,092,329)	(407,906,024)
(68,785,509)	(152,270,340)	(5,242,202)	(1,644,347)	(53,374,921)	(89,038,002)
(222,738,792)	(422,226,857)	(12,102,842)	(5,666,508)	(86,467,250)	(496,944,026)
(42,113,245)	349,332,286	6,607,531	148,401,281	(33,052,160)	(205,545,525)
437,969,479	(348,741,476)	13,386,786	149,952,576	5,363,800	(451,598,541)

2,987,810,270	3,336,551,746	149,952,576	—	957,054,094	1,408,652,635
$3,425,779,749	$2,987,810,270	$163,339,362	$149,952,576	$962,417,894	$ 957,054,094

(1)	For the period August 31, 2022 (commencement of operations) through December 31, 2022.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Growth Equity Index Fund		Growth Equity Fund
	For the Six Months Ended	For the Period Ended	For the Six Months Ended	For the Year Ended
	06/30/23	12/31/22 (1)	06/30/23	12/31/22
	(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ 709,431	$ 449,776	$ 208,462	$ (1,087,693)
Net realized gain on investment securities, foreign currency and derivatives	659,327	114,825	47,389,710	22,155,646
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	38,671,737	(11,956,832)	281,941,620	(729,818,975)
Net increase (decrease) in net assets resulting from operations	40,040,495	(11,392,231)	329,539,792	(708,751,022)
Distributions to Shareholders:
Distributions paid
Institutional shares	(482,155)	(460,655)	(364,137)	(73,820,250)
Investor shares	(95,302)	(3,483)	—	(62,355,365)
Return of capital
Institutional shares	—	—	—	—
Investor shares	—	—	—	—
Total distributions	(577,457)	(464,138)	(364,137)	(136,175,615)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	6,803,179	143,186,598	34,831,070	245,567,662
Investor shares	20,820,645	9,394,844	35,978,390	65,401,542
Reinvestment of dividends and distributions
Institutional shares	482,155	460,656	362,456	73,788,671
Investor shares	95,221	3,213	—	62,246,525
Total proceeds from shares sold and reinvested	28,201,200	153,045,311	71,171,916	447,004,400
Value of shares redeemed
Institutional shares	(24,825,701)	(198,613)	(122,636,562)	(355,477,062)
Investor shares	(2,353,159)	(1,739,051)	(41,365,429)	(159,109,366)
Total value of shares redeemed	(27,178,860)	(1,937,664)	(164,001,991)	(514,586,428)
Net increase (decrease) from capital share transactions(1)	1,022,340	151,107,647	(92,830,075)	(67,582,028)
Total increase (decrease) in net assets	40,485,378	139,251,278	236,345,580	(912,508,665)
Net Assets:
Beginning of Period	139,251,278	—	1,175,122,551	2,087,631,216
End of Period	$179,736,656	$139,251,278	$1,411,468,131	$1,175,122,551

(1)	See Note 6 in Notes to Financial Statements.
(1)	For the period August 31, 2022 (commencement of operations) through December 31, 2022.

See Notes to Financial Statements.

Small Cap Equity Fund		International Equity Index Fund		International Equity Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/23	12/31/22	06/30/23	12/31/22	06/30/23	12/31/22
(Unaudited)		(Unaudited)		(Unaudited)

$ 2,266,054	$ 2,085,413	$ 16,983,542	$ 23,381,739	$ 14,485,121	$ 15,784,424
3,964,121	14,726,983	(1,706,632)	(12,173,169)	37,685,245	(23,714,915)
41,206,862	(169,703,864)	79,679,878	(132,675,908)	72,612,597	(203,916,050)
47,437,037	(152,891,468)	94,956,788	(121,467,338)	124,782,963	(211,846,541)

—	(20,795,442)	—	(23,117,160)	—	(14,335,043)
—	(12,291,323)	—	(206,368) (1)	—	(4,919,095)

—	—	—	—	—	—
—	—	—	—	—	—
—	(33,086,765)	—	(23,323,528)	—	(19,254,138)

50,380,126	61,742,485	37,669,249	188,800,230	32,365,255	75,793,784
20,054,153	28,792,945	7,580,379	9,092,425 (1)	22,831,051	40,647,704

—	20,730,693	—	22,987,331	—	14,062,820
—	12,169,460	—	195,254 (1)	—	4,861,099
70,434,279	123,435,583	45,249,628	221,075,240	55,196,306	135,365,407

(24,117,420)	(64,770,146)	(57,868,758)	(114,075,522)	(93,375,785)	(175,336,358)
(27,088,424)	(56,973,765)	(3,828,201)	(982,850) (1)	(25,080,895)	(50,039,936)
(51,205,844)	(121,743,911)	(61,696,959)	(115,058,372)	(118,456,680)	(225,376,294)
19,228,435	1,691,672	(16,447,331)	106,016,868	(63,260,374)	(90,010,887)
66,665,472	(184,286,561)	78,509,457	(38,773,998)	61,522,589	(321,111,566)

685,953,808	870,240,369	795,120,049	833,894,047	1,024,543,269	1,345,654,835
$752,619,280	$ 685,953,808	$873,629,506	$ 795,120,049	$1,086,065,858	$1,024,543,269

(1)	Investor Class was launched on April 29, 2022.

See Notes to Financial Statements.

	Emerging Markets Equity Fund
	For the Six Months Ended	For the Year Ended
	06/30/23	12/31/22
	(Unaudited)
Operations:
Net investment income	$ 9,324,912	$ 16,349,972
Net realized loss on investment securities, foreign currency and derivatives	(6,934,264)	(61,282,119)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	50,408,333	(132,982,997)
Net increase (decrease) in net assets resulting from operations	52,798,981	(177,915,144)
Distributions to Shareholders:
Distributions paid
Institutional shares	—	(11,508,709)
Investor shares	—	(1,505,227)
Return of capital
Institutional shares	—	(1,481,061)
Investor shares	—	(226,017)
Total distributions	—	(14,721,014)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	31,519,146	108,993,697
Investor shares	14,973,464	29,141,905
Reinvestment of dividends and distributions
Institutional shares	—	12,985,293
Investor shares	—	1,727,625
Total proceeds from shares sold and reinvested	46,492,610	152,848,520
Value of shares redeemed
Institutional shares	(41,177,021)	(55,883,329)
Investor shares	(12,075,111)	(22,595,589)
Total value of shares redeemed	(53,252,132)	(78,478,918)
Net increase (decrease) from capital share transactions(1)	(6,759,522)	74,369,602
Total increase (decrease) in net assets	46,039,459	(118,266,556)
Net Assets:
Beginning of Period	707,976,558	826,243,114
End of Period	$754,016,017	$ 707,976,558

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Defensive Market Strategies® Fund
Institutional Class
2023(1)	$10.60	$0.11	$ 0.62	$ 0.73	$(0.17)	$ —	$(0.17)	$11.16	6.92%	$ 978,086	0.66%	0.66%	2.08%	29%
2022	14.30	0.08	(1.75)	(1.67)	(0.05)	(1.98)	(2.03)	10.60	(11.19)	907,990	0.66	0.66	0.69	36
2021	14.14	0.07	1.62	1.69	(0.11)	(1.42)	(1.53)	14.30	12.15	1,049,002	0.65	0.65	0.48	79
2020	13.27	0.12	1.19	1.31	(0.16)	(0.28)	(0.44)	14.14	10.08	927,539	0.67	0.67	0.90	67
2019	11.73	0.17	2.13	2.30	(0.17)	(0.59)	(0.76)	13.27	19.78	803,696	0.67	0.67	1.29	55
2018	12.68	0.15	(0.32)	(0.17)	(0.17)	(0.61)	(0.78)	11.73	(1.51)	653,481	0.67	0.67	1.17	65
Investor Class
2023(1)	$10.59	$0.10	$ 0.62	$ 0.72	$(0.16)	$ —	$(0.16)	$11.15	6.81%	$ 377,045	0.92%	0.92%	1.81%	29%
2022	14.30	0.05	(1.75)	(1.70)	(0.03)	(1.98)	(2.01)	10.59	(11.40)	356,132	0.93	0.93	0.40	36
2021	14.15	0.03	1.61	1.64	(0.07)	(1.42)	(1.49)	14.30	11.79	454,854	0.92	0.92	0.21	79
2020	13.27	0.08	1.20	1.28	(0.12)	(0.28)	(0.40)	14.15	9.86	409,500	0.94	0.94	0.64	67
2019	11.74	0.13	2.13	2.26	(0.14)	(0.59)	(0.73)	13.27	19.38	458,825	0.93	0.93	1.02	55
2018	12.68	0.12	(0.32)	(0.20)	(0.13)	(0.61)	(0.74)	11.74	(1.69)	358,777	0.93	0.93	0.90	65

Impact Equity Fund
Institutional Class
2023(2)	$10.00	$0.04	$ 0.68	$ 0.72	$ —	$ —	$ —	$10.72	7.20%	$ 101,301	0.87%	0.87%	0.93%	23%
Investor Class
2023(2)	$10.00	$0.03	$ 0.67	$ 0.70	$ —	$ —	$ —	$10.70	7.00%	$ 15,446	1.21%	1.37%	0.59%	23%

Equity Index Fund
Institutional Class
2023(1)	$40.02	$0.34	$ 6.39	$ 6.73	$(0.28)	$ —	$(0.28)	$46.47	16.83%	$2,549,802	0.12%	0.12%	1.58%	2%
2022	50.59	0.62	(10.10)	(9.48)	(0.61)	(0.48)	(1.09)	40.02	(18.70)	2,226,390	0.12	0.12	1.45	4
2021	40.83	0.56	10.86	11.42	(0.54)	(1.12)	(1.66)	50.59	28.28	2,403,001	0.12	0.12	1.21	4
2020	35.45	0.57	5.78	6.35	(0.57)	(0.40)	(0.97)	40.83	18.19	1,772,397	0.13	0.13	1.60	3
2019	27.56	0.59	8.11	8.70	(0.58)	(0.23)	(0.81)	35.45	31.68	1,501,076	0.13	0.13	1.82	2
2018	29.43	0.55	(1.79)	(1.24)	(0.48)	(0.15)	(0.63)	27.56	(4.29)	1,107,944	0.12	0.13	1.81	3
Investor Class
2023(1)	$40.05	$0.28	$ 6.39	$ 6.67	$(0.23)	$ —	$(0.23)	$46.49	16.67%	$ 875,978	0.39%	0.39%	1.32%	2%
2022	50.61	0.51	(10.10)	(9.59)	(0.49)	(0.48)	(0.97)	40.05	(18.91)	761,420	0.39	0.39	1.17	4
2021	40.85	0.44	10.86	11.30	(0.42)	(1.12)	(1.54)	50.61	27.95	933,551	0.39	0.39	0.95	4
2020	35.47	0.47	5.79	6.26	(0.48)	(0.40)	(0.88)	40.85	17.89	716,627	0.40	0.40	1.34	3
2019	27.58	0.50	8.11	8.61	(0.49)	(0.23)	(0.72)	35.47	31.33	634,578	0.39	0.39	1.56	2
2018	29.44	0.47	(1.78)	(1.31)	(0.40)	(0.15)	(0.55)	27.58	(4.55)	490,513	0.37	0.38	1.56	3

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2023, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	For the period January 27, 2023 (commencement of operations) through June 30, 2023. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Value Equity Index Fund
Institutional Class
2023(1)	$10.11	$ 0.11	$ 0.44	$ 0.55	$(0.09)	$ —	$(0.09)	$10.57	5.42%	$ 153,087	0.20%	0.25%	2.16%	13%
2022(2)	10.00	0.07	0.11	0.18	(0.07)	—	(0.07)	10.11	1.84	140,881	0.20	0.44	2.18	3
Investor Class
2023(1)	$10.13	$ 0.10	$ 0.43	$ 0.53	$(0.10)	$ —	$(0.10)	$10.56	5.26%	$ 10,252	0.47%	0.74%	1.90%	13%
2022(2)	10.00	0.07	0.11	0.18	(0.05)	—	(0.05)	10.13	1.77	9,072	0.47	2.00	1.95	3

Value Equity Fund
Institutional Class
2023(1)	$17.02	$ 0.16	$ 0.63	$ 0.79	$(0.09)	$ —	$(0.09)	$17.72	4.63%	$ 583,602	0.66%(3)	0.66%	1.84%	23%
2022	21.37	0.32	(1.64)	(1.32)	(0.48)	(2.55)	(3.03)	17.02	(5.96)	558,078	0.64(3)	0.64	1.60	34
2021	19.35	0.30	4.38	4.68	(0.40)	(2.26)	(2.66)	21.37	24.61	971,586	0.64(3)	0.64	1.35	38
2020	19.02	0.30	0.42	0.72	(0.15)	(0.24)	(0.39)	19.35	4.19	896,523	0.64(3)	0.64	1.80	97
2019	16.79	0.35	4.16	4.51	(0.34)	(1.94)	(2.28)	19.02	27.14	831,854	0.62(3)	0.62	1.81	92
2018	22.76	0.39	(2.75)	(2.36)	(0.40)	(3.21)	(3.61)	16.79	(10.97)	703,135	0.56(3)	0.57	1.75	38
Investor Class
2023(1)	$17.01	$ 0.13	$ 0.63	$ 0.76	$(0.07)	$ —	$(0.07)	$17.70	4.45%	$ 378,816	0.92%(3)	0.92%	1.58%	23%
2022	21.35	0.27	(1.63)	(1.36)	(0.43)	(2.55)	(2.98)	17.01	(6.16)	398,976	0.91(3)	0.91	1.36	34
2021	19.34	0.24	4.37	4.61	(0.34)	(2.26)	(2.60)	21.35	24.27	437,067	0.90(3)	0.90	1.09	38
2020	19.04	0.26	0.40	0.66	(0.12)	(0.24)	(0.36)	19.34	3.89	342,014	0.90(3)	0.90	1.54	97
2019	16.81	0.30	4.16	4.46	(0.29)	(1.94)	(2.23)	19.04	26.80	383,041	0.89(3)	0.89	1.55	92
2018	22.78	0.34	(2.75)	(2.41)	(0.35)	(3.21)	(3.56)	16.81	(11.19)	335,568	0.83(3)	0.84	1.50	38

Growth Equity Index Fund
Institutional Class
2023(1)	$ 9.20	$ 0.05	$ 2.58	$ 2.63	$(0.04)	$ —	$(0.04)	$11.79	28.56%	$ 150,196	0.20%	0.25%	0.93%	15%
2022(2)	10.00	0.03	(0.80)	(0.77)	(0.03)	(—)†	(0.03)	9.20	(7.68)	132,092	0.20	0.45	0.97	2
Investor Class
2023(1)	$ 9.22	$ 0.04	$ 2.57	$ 2.61	$(0.04)	$ —	$(0.04)	$11.79	28.32%	$ 29,541	0.47%	0.66%	0.66%	15%
2022(2)	10.00	0.02	(0.80)	(0.78)	(—)†	(—)†	—	9.22	(7.76)	7,159	0.47	2.23	0.74	2

Growth Equity Fund
Institutional Class
2023(1)	$17.56	$ 0.02	$ 5.08	$ 5.10	$(0.01)	$ —	$(0.01)	$22.65	29.06%	$ 693,417	0.66%(4)	0.66%	0.16%	27%
2022	29.92	0.01	(10.32)	(10.31)	—	(2.05)	(2.05)	17.56	(34.50)	611,961	0.66(4)	0.66	0.05	66
2021	30.63	(0.06)	5.44	5.38	—	(6.09)	(6.09)	29.92	17.68	1,108,031	0.68(4)	0.68	(0.17)	25
2020	26.23	0.02	9.11	9.13	(0.05)	(4.68)	(4.73)	30.63	35.75	1,064,559	0.69(4)	0.69	0.08	40
2019	21.47	0.03	7.36	7.39	(0.03)	(2.60)	(2.63)	26.23	34.79	934,297	0.71(4)	0.71	0.13	21
2018	25.18	0.05	0.41	0.46	(0.01)	(4.16)	(4.17)	21.47	1.22	765,738	0.70(4)	0.71	0.18	19
Investor Class
2023(1)	$17.20	$(0.01)	$ 4.98	$ 4.97	$ —	$ —	$ —	$22.17	28.90%	$ 718,051	0.92%(4)	0.92%	(0.10)%	27%
2022	29.44	(0.04)	(10.15)	(10.19)	—	(2.05)	(2.05)	17.20	(34.66)	563,162	0.92(4)	0.92	(0.21)	66
2021	30.29	(0.14)	5.38	5.24	—	(6.09)	(6.09)	29.44	17.41	979,600	0.94(4)	0.94	(0.43)	25
2020	26.02	(0.05)	9.02	8.97	(0.02)	(4.68)	(4.70)	30.29	35.39	957,853	0.95(4)	0.95	(0.19)	40
2019	21.35	(0.03)	7.30	7.27	—	(2.60)	(2.60)	26.02	34.42	763,853	0.96(4)	0.96	(0.13)	21
2018	25.11	(0.02)	0.42	0.40	—	(4.16)	(4.16)	21.35	0.99	622,379	0.96(4)	0.97	(0.06)	19

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the six months ended June 30, 2023, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	For the period August 31, 2022 (commencement of operations) through December 31, 2022. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(3)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2018, 2019, 2020, 2021, 2022 and for the six months ended June 30, 2023.
(4)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2018, 2019, 2020, 2021, 2022 and for the six months ended June 30, 2023.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2023(1)	$15.29	$ 0.06	$ 0.97	$ 1.03	$ —	$ —	$ —	$16.32	6.74%	$482,369	0.92%(2)	0.93%	0.73%	23%
2022	19.54	0.07	(3.54)	(3.47)	(0.06)	(0.72)	(0.78)	15.29	(17.80)	424,994	0.92(2)	0.93	0.39	54
2021	18.67	0.02	4.03	4.05	(0.02)	(3.16)	(3.18)	19.54	22.09	519,549	0.90(2)	0.91	0.08	54
2020	15.72	0.02	3.13	3.15	(—)†	(0.20)	(0.20)	18.67	20.07	428,451	0.98(2)	0.99	0.12	90
2019	13.04	0.03	3.26	3.29	(0.02)	(0.59)	(0.61)	15.72	25.29	338,440	1.00(2)	1.01	0.20	84
2018	18.36	0.04	(2.13)	(2.09)	—	(3.23)	(3.23)	13.04	(12.01)	256,242	0.98(2)	0.99	0.20	172
Investor Class
2023(1)	$15.13	$ 0.04	$ 0.96	$ 1.00	$ —	$ —	$ —	$16.13	6.61%	$270,250	1.19%(2)	1.20%	0.46%	23%
2022	19.35	0.03	(3.51)	(3.48)	(0.02)	(0.72)	(0.74)	15.13	(18.05)	260,960	1.19(2)	1.20	0.12	54
2021	18.54	(0.04)	4.01	3.97	—	(3.16)	(3.16)	19.35	21.79	350,691	1.16(2)	1.17	(0.18)	54
2020	15.66	(0.02)	3.11	3.09	(0.01)	(0.20)	(0.21)	18.54	19.75	268,364	1.24(2)	1.25	(0.15)	90
2019	13.01	(0.01)	3.25	3.24	—	(0.59)	(0.59)	15.66	24.97	258,018	1.26(2)	1.27	(0.06)	84
2018	18.37	(0.01)	(2.12)	(2.13)	—	(3.23)	(3.23)	13.01	(12.22)	231,456	1.24(2)	1.25	(0.06)	172

International Equity Index Fund
Institutional Class
2023(1)	$ 9.87	$ 0.22	$ 0.97	$ 1.19	$ —	$ —	$ —	$11.06	12.06%	$860,786	0.20%	0.20%	4.07%	3%
2022	12.06	0.32	(2.21)	(1.89)	(0.26)	(0.04)	(0.30)	9.87	(15.69)	787,046	0.21	0.21	3.05	14
2021	11.53	0.31	0.88	1.19	(0.35)	(0.31)	(0.66)	12.06	10.43	833,894	0.22	0.22	2.52	18
2020	10.87	0.22	0.67	0.89	(0.23)	—	(0.23)	11.53	8.17	779,329	0.22	0.22	2.16	12
2019	9.24	0.31	1.65	1.96	(0.33)	—	(0.33)	10.87	21.21	713,864	0.22	0.23	3.05	5
2018	10.76	0.27	(1.66)	(1.39)	(0.13)	—	(0.13)	9.24	(12.86)	545,427	0.27	0.27	2.64	4
Investor Class
2023(1)	$ 9.89	$ 0.21	$ 0.97	$ 1.18	$ —	$ —	$ —	$11.07	11.93%	$ 12,844	0.50%	0.71%	3.97%	3%
2022(3)	10.43	0.15	(0.43)	(0.28)	(0.22)	(0.04)	(0.26)	9.89	(2.73)	8,074	0.50	1.45	2.36	14

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the six months ended June 30, 2023, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% and 0.01% for the Institutional and Investor Class, respectively, for the year 2018. For the years 2019, 2020, 2021, and 2022 and for the six months ended June 30, 2023, the effect of fees paid indirectly decreased the ratio by 0.01%.
(3)	Inception date was April 29, 2022. All ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of capital	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2023(1)	$12.23	$0.19	$ 1.33	$ 1.52	$ —	$ —	$ —	$ —	$13.75	12.43%	$760,445	0.85%(2)	0.85%(2)	2.83%	36%
2022	14.85	0.19	(2.57)	(2.38)	(0.19)	(0.05)	—	(0.24)	12.23	(16.01)	732,342	0.85(2)	0.85(2)	1.52	58
2021	14.70	0.14	1.25	1.39	(0.18)	(1.06)	—	(1.24)	14.85	9.61	987,439	0.87(2)	0.87(2)	0.90	37
2020	13.78	0.14	0.93	1.07	(0.13)	(0.02)	—	(0.15)	14.70	7.81(3)	973,352	0.93(2)	0.93(2)	1.10	90
2019	11.74	0.31(4)	2.44	2.75	(0.31)	(0.40)	—	(0.71)	13.78	23.45	963,046	1.07(2)	1.07(2)	2.31(4)	54
2018	15.72	0.32	(2.65)	(2.33)	(0.32)	(1.33)	—	(1.65)	11.74	(14.90)	795,484	1.07(2)	1.08(2)	2.08	73
Investor Class
2023(1)	$12.22	$0.17	$ 1.33	$ 1.50	$ —	$ —	$ —	$ —	$13.72	12.27%	$325,621	1.12%(2)	1.12%(2)	2.58%	36%
2022	14.84	0.15	(2.56)	(2.41)	(0.16)	(0.05)	—	(0.21)	12.22	(16.25)	292,201	1.13(2)	1.13(2)	1.22	58
2021	14.69	0.10	1.25	1.35	(0.14)	(1.06)	—	(1.20)	14.84	9.35	358,216	1.14(2)	1.14(2)	0.64	37
2020	13.81	0.11	0.93	1.04	(0.14)	(0.02)	—	(0.16)	14.69	7.52(3)	345,120	1.20(2)	1.20(2)	0.84	90
2019	11.77	0.27(4)	2.45	2.72	(0.28)	(0.40)	—	(0.68)	13.81	23.10	351,124	1.35(2)	1.34(2)	2.05(4)	54
2018	15.74	0.27	(2.63)	(2.36)	(0.28)	(1.33)	—	(1.61)	11.77	(15.06)	285,252	1.33(2)	1.35(2)	1.76	73

Emerging Markets Equity Fund
Institutional Class
2023(1)	$ 8.21	$0.11	$ 0.49	$ 0.60	$ —	$ —	$ —	$ —	$ 8.81	7.31%	$650,126	1.08%(5)	1.08%	2.61%	33%
2022	10.67	0.21	(2.49)	(2.28)	(0.16)	—	(0.02)	(0.18)	8.21	(21.38)	613,701	1.10(5)	1.10	2.31	62
2021	12.33	0.11	(0.34)	(0.23)	(0.08)	(1.35)	—	(1.43)	10.67	(1.85)	714,818	1.04(5)	1.04	0.86	62
2020	10.19	0.07	2.19	2.26	(0.12)	—	—	(0.12)	12.33	22.15	685,246	1.11(5)	1.11	0.70	67
2019	8.71	0.18(6)	1.57	1.75	(0.27)	—	—	(0.27)	10.19	20.06	457,074	1.19(5)	1.19	1.92(6)	92
2018	11.00	0.13	(2.36)	(2.23)	(0.06)	—	—	(0.06)	8.71	(20.26)	359,815	1.30(5)	1.21	1.26	155
Investor Class
2023(1)	$ 8.18	$0.10	$ 0.49	$ 0.59	$ —	$ —	$ —	$ —	$ 8.77	7.21%	$103,890	1.37%(5)	1.37%	2.30%	33%
2022	10.63	0.18	(2.48)	(2.30)	(0.13)	—	(0.02)	(0.15)	8.18	(21.61)	94,276	1.40(5)	1.40	2.00	62
2021	12.29	0.08	(0.34)	(0.26)	(0.05)	(1.35)	—	(1.40)	10.63	(2.12)	111,425	1.33(5)	1.33	0.60	62
2020	10.20	0.03	2.17	2.20	(0.11)	—	—	(0.11)	12.29	21.60	96,362	1.51(5)	1.51	0.30	67
2019	8.72	0.14(6)	1.57	1.71	(0.23)	—	—	(0.23)	10.20	19.64	75,866	1.57(5)	1.57	1.48(6)	92
2018	11.00	0.10	(2.35)	(2.25)	(0.03)	—	—	(0.03)	8.72	(20.49)	65,354	1.56(5)	1.52	0.96	155

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2023, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	For the year ended December 31, 2018, the effect of dividend expense on securities sold short increased the ratio by 0.23% and 0.29% for Institutional Class and Investor Class, respectively. For the years ended December 31, 2019, 2020, 2021 and 2022, the effect of dividend expense on securities sold short increased the ratio by 0.19%, 0.06%, 0.00% and 0.00%. For the six months ended June 30, 2023, the effect of dividend expense on securities sold short increased the ratio by 0.00%.
(3)	Amount includes the effect of the Adviser pay-in for an economic loss. Had the pay-in not been made, the net asset value total return would have been 7.77% and 7.46% for the Institutional Class and Investor Class, respectively. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.
(4)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.09% for the Institutional Class and $0.01 and 0.09% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
(5)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2018, 2019, 2020, 2021, 2022 and for the six months ended June 30, 2023.
(6)	Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.68% for the Institutional Class and $0.06 and 0.62% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 61.7%
Real Estate — 61.7%
Agree Realty Corporation REIT	84,235	$ 5,508,127
Alexandria Real Estate Equities, Inc. REIT	3,007	341,264
American Homes 4 Rent Class A REIT	73,840	2,617,628
Americold Realty Trust REIT	66,581	2,150,566
AvalonBay Communities, Inc. REIT	52,887	10,009,923
Boston Properties, Inc. REIT	24,944	1,436,525
Camden Property Trust REIT	11,623	1,265,396
Centerspace REITΔ	17,659	1,083,556
CTO Realty Growth, Inc. REITΔ	48,092	824,297
Digital Realty Trust, Inc. REITΔ	69,473	7,910,891
EastGroup Properties, Inc. REIT	18,865	3,274,964
EPR Properties REIT	19,848	928,886
Equinix, Inc. REIT	16,829	13,192,926
Equity LifeStyle Properties, Inc. REIT	45,863	3,067,776
Essential Properties Realty Trust, Inc. REIT	126,832	2,985,625
Essex Property Trust, Inc. REIT	11,319	2,652,042
Extra Space Storage, Inc. REITΔ	36,959	5,501,347
Highwoods Properties, Inc. REIT	22,770	544,431
Invitation Homes, Inc. REIT	79,544	2,736,314
Iron Mountain, Inc. REIT	43,423	2,467,295
Kimco Realty Corporation REIT	286,587	5,651,496
Kite Realty Group Trust REIT	183,680	4,103,411
Life Storage, Inc. REIT	15,683	2,085,212
Medical Properties Trust, Inc. REITΔ	165,326	1,530,919
Mid-America Apartment Communities, Inc. REIT	19,894	3,021,103
NETSTREIT Corporation	121,297	2,167,577
NNN REIT, Inc.Δ	78,762	3,370,226
Omega Healthcare Investors, Inc. REITΔ	65,067	1,996,906
Park Hotels & Resorts, Inc. REITΔ	55,990	717,792
Physicians Realty Trust REIT	76,790	1,074,292
Postal Realty Trust, Inc. Class A REITΔ	9,597	141,172
Prologis, Inc. REIT	167,480	20,538,072
Public Storage REIT	24,920	7,273,650
Realty Income Corporation REIT	57,338	3,428,239
Ryman Hospitality Properties, Inc. REIT	44,713	4,154,732
SBA Communications Corporation REIT	2,019	467,923
Simon Property Group, Inc. REIT	45,360	5,238,173
Spirit Realty Capital, Inc. REIT	69,508	2,737,225
Sun Communities, Inc. REIT	18,614	2,428,382
Terreno Realty Corporation REIT	9,956	598,356
UDR, Inc. REITΔ	59,545	2,558,053
Urban Edge Properties REITΔ	91,138	1,406,259
Ventas, Inc. REIT	45,480	2,149,840
Welltower, Inc. REIT	137,276	11,104,256
WP Carey, Inc. REIT	28,590	1,931,540
		162,374,585
Total Common Stocks (Cost $162,671,203)		162,374,585

	Shares	Value
FOREIGN COMMON STOCKS — 34.8%
Australia — 3.7%
Abacus Property Group REIT	143,967	$ 258,498
Centuria Industrial REIT	155,547	322,161
Goodman Group REIT	43,826	589,146
GPT Group (The) REIT	627,235	1,735,614
HomeCo Daily Needs REIT	741,877	582,790
Ingenia Communities Group REITΔ	199,289	530,632
Mirvac Group REIT	690,335	1,042,474
Region RE, Ltd. REIT	1,160,747	1,760,413
Scentre Group REIT	1,156,437	2,045,174
Stockland REIT	311,839	838,312
		9,705,214
Belgium — 0.4%
Aedifica SA REIT	6,521	418,167
VGP NVΔ	7,031	687,887
		1,106,054
Canada — 2.6%
Boardwalk REIT	19,712	925,374
Canadian Apartment Properties REIT	34,309	1,317,196
Chartwell Retirement Residences	281,887	2,015,074
Granite REIT	19,288	1,141,192
RioCan REIT	95,268	1,386,501
		6,785,337
France — 1.3%
Gecina SA REIT	7,281	776,726
ICADE REIT	14,619	610,121
Klepierre REITΔ	76,005	1,888,281
Unibail-Rodamco-Westfield REITΔ*	3,119	164,510
		3,439,638
Germany — 1.7%
Aroundtown SA*	58,636	67,619
LEG Immobilien SE*	5,484	316,420
Sirius Real Estate, Ltd.	432,872	469,209
TAG Immobilien AG*	11,775	111,351
Vonovia SE	175,228	3,422,140
		4,386,739
Hong Kong — 4.8%
CK Asset Holdings, Ltd.	401,456	2,230,795
Hongkong Land Holdings, Ltd.	170,719	667,554
Hysan Development Co., Ltd.	137,000	334,804
Link REIT	706,559	3,933,501
New World Development Co., Ltd.Δ	108,933	269,233
Sun Hung Kai Properties, Ltd.	8,500	107,394
Sun Hung Kai Properties, Ltd. (Hong Kong Exchange)	303,619	3,836,108
SUNeVision Holdings, Ltd.	502,429	256,890
Wharf Holdings, Ltd. (The)	177,000	420,586
Wharf Real Estate Investment Co., Ltd.	145,406	729,554
		12,786,419
Ireland — 0.0%
Irish Residential Properties REIT PLC	10,667	11,140

See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Japan — 9.8%
Activia Properties, Inc. REIT	587	$ 1,641,506
CRE Logistics REIT, Inc.	353	436,818
Hulic Reit, Inc.Δ	542	605,737
Industrial & Infrastructure Fund Investment Corporation REITΔ	1,231	1,295,908
Invincible Investment Corporation REIT	1,933	768,406
Japan Excellent, Inc. REIT	701	610,010
Japan Metropolitan Fund Invest REIT	733	490,439
Japan Real Estate Investment Corporation REIT	36	137,001
Keihanshin Building Co., Ltd.	85,000	682,843
Kenedix Office Investment Corporation REIT	247	594,367
Kenedix Residential Next Investment Corporation REIT	366	595,273
Kenedix Retail REIT Corporation	613	1,235,540
LaSalle Logiport REIT	646	677,788
Mitsubishi Estate Co., Ltd.	359,107	4,266,308
Mitsui Fudosan Co., Ltd.	152,003	3,029,634
Mitsui Fudosan Logistics Park, Inc. REIT	41	142,395
Mori Trust REIT, Inc.	3,603	1,800,492
Nippon Building Fund, Inc. REIT	151	593,759
Nippon Prologis REIT, Inc.	1,023	2,056,027
NIPPON REIT Investment Corporation	422	1,001,155
Orix JREIT, Inc.	782	962,640
Sekisui House REIT, Inc.	1,192	694,200
Sumitomo Realty & Development Co., Ltd.	30,562	757,356
Takara Leben Real Estate Investment Corporation REITΔ	442	296,415
TOC Co., Ltd.	32,200	141,553
Tokyo Tatemono Co., Ltd.	10,472	134,854
Tokyu Fudosan Holdings Corporation	40,700	233,284
		25,881,708
Netherlands — 0.4%
CTP NV 144A	35,244	458,495
Eurocommercial Properties NV REIT	11,156	259,125
NSI NV REIT	11,640	259,747
		977,367
Norway — 0.1%
Entra ASA 144A	23,906	217,106
Singapore — 3.4%
CapitaLand Ascendas REIT	960,645	1,938,941
CapitaLand Ascott Trust	1	1
Capitaland India Trust	33,089	27,949
CapitaLand Integrated Commercial Trust REIT	117,195	166,082
Capitaland Investment, Ltd.	894,815	2,198,511
Digital Core REIT Management Pte, Ltd.Δ	2,194,199	1,045,733
Frasers Logistics & Commercial Trust REIT	1,208,800	1,119,284
	Shares	Value
Mapletree Logistics Trust REIT	1,309,032	$ 1,574,436
Mapletree Pan Asia Commercial Trust REIT	769,567	925,808
		8,996,745
Spain — 0.6%
Arima Real Estate SOCIMI SA REIT*	22,802	213,981
Inmobiliaria Colonial Socimi SA REITΔ	30,320	183,840
Merlin Properties Socimi SA REIT	130,121	1,114,533
		1,512,354
Sweden — 1.4%
Castellum ABΔ	143,901	1,377,499
Catena AB	10,972	402,252
Fabege ABΔ	106,960	770,576
Fastighets AB Balder, B SharesΔ*	238,729	874,126
Sagax AB, B Shares	10,092	199,572
Samhallsbyggnadsbolaget i Norden ABΔ	83,662	32,068
Wihlborgs Fastigheter AB	6,461	46,766
		3,702,859
Switzerland — 0.7%
Mobimo Holding AG	970	261,662
PSP Swiss Property AG	14,164	1,582,644
		1,844,306
United Kingdom — 3.9%
Big Yellow Group PLC REIT	56,331	768,683
British Land Co. PLC (The) REIT	471,001	1,816,351
Derwent London PLC REIT	18,225	474,400
Grainger PLC	487,611	1,406,972
Great Portland Estates PLC REIT	53,526	282,109
Hammerson PLC REIT	980,719	310,133
Life Science Reit PLC REIT	350,659	302,829
PRS REIT PLC (The)	224,217	228,943
Safestore Holdings PLC REIT	41,654	450,867
Segro PLC REIT	213,917	1,950,885
Shaftesbury Capital PLC REIT	332,191	485,587
Tritax Big Box REIT PLC	432,752	688,734
Tritax EuroBox PLC 144A	342,213	222,501
UNITE Group PLC (The) REIT	81,231	899,826
		10,288,820
Total Foreign Common Stocks (Cost $108,296,850)		91,641,806

RIGHTS — 0.0%
Capitaland India Trust* (Cost $—)	3,937	233
MONEY MARKET FUNDS — 3.7%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø∞	7,563,999	7,563,999

See Notes to Financial Statements.

	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 5.13%Ø§	2,233,818	$ 2,233,818
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	33,677	33,677
Total Money Market Funds (Cost $9,831,494)		9,831,494
TOTAL INVESTMENTS — 100.2% (Cost $280,799,547)		263,848,118
Liabilities in Excess of Other Assets — (0.2)%		(414,073)
NET ASSETS — 100.0%		$263,434,045
PORTFOLIO SUMMARY (based on net assets)
%
Real Estate	95.6
Money Market Funds	3.7
Health Care	0.8
Information Technology	0.1
Rights	—**
100.2
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
E-Mini S&P MidCap 400	09/2023	20	$5,288,200	$80,585
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$162,374,585	$162,374,585	$ —	$ —
Foreign Common Stocks:
Canada	6,785,337	6,785,337	—	—
Germany	4,386,739	469,209	3,917,530	—
Netherlands	977,367	259,747	717,620	—
Spain	1,512,354	213,981	1,298,373	—
United Kingdom	10,288,820	3,016,573	7,272,247	—
Other ^^	67,691,189	—	67,691,189	—
Total Foreign Common Stocks	91,641,806	10,744,847	80,896,959	—
Money Market Funds	9,831,494	9,831,494	—	—
Rights	233	233	—	—
Total Assets - Investments in Securities	$263,848,118	$182,951,159	$80,896,959	$ —
Other Financial Instruments***
Futures Contracts	$ 80,585	$ 80,585	$ —	$ —
Total Assets - Other Financial Instruments	$ 80,585	$ 80,585	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2023 (Unaudited)
Global Real Estate Securities Fund
Assets
Investments in securities of unaffiliated issuers, at value	$256,284,119
Investments in securities of affiliated issuers, at value	7,563,999
Total investments, at value(1), (2)	263,848,118
Deposits with broker for futures contracts	233,413
Foreign currency(3)	748,520
Receivables:
Dividends	1,116,582
Reclaims	112,045
Interest	74
Securities lending	3,870
Investment securities sold	1,007,163
Fund shares sold	22,909
Variation margin on futures contracts	23,330
Prepaid expenses and other assets	31,469
Total Assets	267,147,493
Liabilities
Collateral held for securities on loan, at value	2,233,818
Payables:
Investment securities purchased	1,224,778
Fund shares redeemed	30,923
Accrued expenses:
Investment advisory fees	145,396
Shareholder servicing fees	16,141
Trustee fees	2,245
Other expenses	60,147
Total Liabilities	3,713,448
Net Assets	$263,434,045
Net Assets Consist of:
Paid-in-capital	$303,053,951
Distributable earnings (loss)	(39,619,906)
Net Assets	$263,434,045
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$184,065,844
Institutional shares outstanding	22,106,693
Net asset value, offering and redemption price per Institutional share	$ 8.33
Net assets applicable to the Investor Class	$ 79,368,201
Investor shares outstanding	9,488,611
Net asset value, offering and redemption price per Investor share	$ 8.36

(1)Investments in securities of unaffiliated issuers, at cost	$273,235,548
Investments in securities of affiliated issuers, at cost	7,563,999
Total investments, at cost	$280,799,547
(2)Includes securities loaned of:	$ 18,502,405
(3)Foreign currency, at cost	$ 747,157

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2023 (Unaudited)
Global Real Estate Securities Fund
Investment Income
Dividends	$ 5,430,866
Income distributions received from affiliated funds	187,567
Interest	74
Securities lending, net	24,705
Less foreign taxes withheld	(180,971)
Total Investment Income	5,462,241
Expenses
Investment advisory fees	869,338
Transfer agent fees:
Institutional shares	2,464
Investor shares	9,649
Custodian fees	70,901
Shareholder servicing fees:
Investor shares	101,899
Accounting and administration fees	20,152
Professional fees	59,220
Blue sky fees:
Institutional shares	7,490
Investor shares	7,624
Trustees expenses	2,484
Line of credit facility fees	497
Other expenses	41,181
Total Expenses	1,192,899
Fees paid indirectly	(21,999)
Net Expenses	1,170,900
Net Investment Income	4,291,341
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(8,210,943)
Futures transactions	726,145
Forward foreign currency contracts	4,782
Foreign currency	(82,499)
Net realized loss	(7,562,515)
Net change in unrealized appreciation (depreciation) on:
Investment securities	10,155,444
Futures	80,585
Foreign currency	(4,887)
Net change in unrealized appreciation (depreciation)	10,231,142
Net Realized and Unrealized Gain	2,668,627
Net Increase in Net Assets Resulting from Operations	$ 6,959,968
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Real Estate Securities Fund
	For the Six Months Ended	For the Year Ended
	06/30/23	12/31/22
	(Unaudited)
Operations:
Net investment income	$ 4,291,341	$ 5,969,647
Net realized loss on investment securities, foreign currency and derivatives	(7,562,515)	(6,293,730)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	10,231,142	(83,362,596)
Net increase (decrease) in net assets resulting from operations	6,959,968	(83,686,679)
Distributions to Shareholders:
Distributions paid
Institutional shares	(4,553,390)	(5,350,565)
Investor shares	(1,873,475)	(2,439,747)
Return of capital
Institutional shares	—	—
Investor shares	—	—
Total distributions	(6,426,865)	(7,790,312)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	20,121,743	28,461,267
Investor shares	6,113,828	17,225,372
Reinvestment of dividends and distributions
Institutional shares	4,481,735	5,280,916
Investor shares	1,855,432	2,426,742
Total proceeds from shares sold and reinvested	32,572,738	53,394,297
Value of shares redeemed
Institutional shares	(5,299,662)	(28,603,573)
Investor shares	(9,284,478)	(25,635,960)
Total value of shares redeemed	(14,584,140)	(54,239,533)
Net increase (decrease) from capital share transactions(1)	17,988,598	(845,236)
Total increase (decrease) in net assets	18,521,701	(92,322,227)
Net Assets:
Beginning of Period	244,912,344	337,234,571
End of Period	$263,434,045	$244,912,344

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Global Real Estate Securities Fund
Institutional Class
2023(1)	$ 8.30	$0.15	$ 0.09	$ 0.24	$(0.18)	$(0.03)	$(0.21)	$ 8.33	2.92%	$184,066	0.82%(2)	0.84%	3.47%	68%
2022	11.53	0.22	(3.17)	(2.95)	(0.14)	(0.14)	(0.28)	8.30	(25.66)	164,351	0.83(2)	0.84	2.30	102
2021	9.47	0.17	2.63	2.80	(0.40)	(0.34)	(0.74)	11.53	29.97	218,705	0.79(2)	0.80	1.59	105
2020	10.21	0.18	(0.67)	(0.49)	(0.18)	(0.07)	(0.25)	9.47	(4.54)	175,384	0.86(2)	0.87	1.98	141
2019	8.83	0.22	1.95	2.17	(0.61)	(0.18)	(0.79)	10.21	24.87	159,523	0.82(2)	0.83	2.13	118
2018	9.69	0.21	(0.65)	(0.44)	(0.42)	—	(0.42)	8.83	(4.70)	133,341	0.86(2)	0.87	2.26	128
Investor Class
2023(1)	$ 8.34	$0.13	$ 0.09	$ 0.22	$(0.17)	$(0.03)	$(0.20)	$ 8.36	2.64%	$ 79,368	1.11%(2)	1.13%	3.12%	68%
2022	11.58	0.19	(3.18)	(2.99)	(0.11)	(0.14)	(0.25)	8.34	(25.88)	80,561	1.12(2)	1.13	1.97	102
2021	9.51	0.14	2.64	2.78	(0.37)	(0.34)	(0.71)	11.58	29.61	118,530	1.07(2)	1.08	1.31	105
2020	10.25	0.15	(0.67)	(0.52)	(0.15)	(0.07)	(0.22)	9.51	(4.79)	81,053	1.13(2)	1.14	1.68	141
2019	8.87	0.19	1.95	2.14	(0.58)	(0.18)	(0.76)	10.25	24.42	104,312	1.09(2)	1.10	1.87	118
2018	9.72	0.19	(0.65)	(0.46)	(0.39)	—	(0.39)	8.87	(4.86)	82,133	1.14(2)	1.15	1.97	128

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2023, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2018, 2019, 2020, 2021 and 2022 and 0.02% for the six months ended June 30, 2023.
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)
	Par	Value
CORPORATE BONDS — 15.3%
8x8, Inc.
0.50%, 02/01/24‡‡ CONV	$471,000	$449,777
Affirm Holdings, Inc.
0.00%, 11/15/26 CONV »	225,000	167,198
Air Transport Services Group, Inc.
1.13%, 10/15/24‡‡ CONV	520,000	493,792
Airbnb, Inc.
0.00%, 03/15/26‡‡ CONV »	303,000	264,974
American Airlines Group, Inc.
6.50%, 07/01/25 CONV	670,000	861,620
Apollo Commercial Real Estate Finance, Inc.
5.38%, 10/15/23 CONV	971,000	971,607
Arbor Realty Trust, Inc.
7.50%, 08/01/25 144A CONV	403,000	403,403
Array Technologies, Inc.
1.00%, 12/01/28 CONV	460,000	527,390
Beauty Health Co. (The)
1.25%, 10/01/26 144A ‡‡ CONV	536,000	423,105
Bentley Systems, Inc.
0.38%, 07/01/27‡‡ CONV	406,000	368,648
Bloom Energy Corporation
3.00%, 06/01/28 144A ‡‡ CONV	414,000	472,547
Cable One, Inc.
1.13%, 03/15/28‡‡ CONV	511,000	387,082
Ceridian HCM Holding, Inc.
0.25%, 03/15/26 CONV	231,000	204,389
Cheesecake Factory, Inc. (The)
0.38%, 06/15/26‡‡ CONV	635,000	535,781
Chegg, Inc.
0.13%, 03/15/25‡‡ CONV	477,000	422,622
Coherus Biosciences, Inc.
1.50%, 04/15/26‡‡ CONV	217,000	135,083
Collegium Pharmaceutical, Inc.
2.88%, 02/15/29 144A ‡‡ CONV	445,000	383,429
CONMED Corporation
2.25%, 06/15/27 CONV	510,000	571,710
CryoPort, Inc.
0.75%, 12/01/26 144A ‡‡ CONV	461,000	368,819
Duke Energy Corporation
4.13%, 04/15/26 144A ‡‡ CONV	530,000	518,870
Envestnet, Inc.
0.75%, 08/15/25‡‡ CONV	215,000	198,338
2.63%, 12/01/27 144A CONV	231,000	243,474
EZCORP, Inc.
3.75%, 12/15/29 144A ‡‡ CONV	404,000	399,476
Five9, Inc.
0.50%, 06/01/25‡‡ CONV	163,000	157,540
Granite Point Mortgage Trust, Inc.
6.38%, 10/01/23‡‡ CONV	550,000	539,038
Greenbrier Cos., Inc. (The)
2.88%, 04/15/28‡‡ CONV	504,000	498,708
Haemonetics Corporation
0.00%, 03/01/26‡‡ CONV »	580,000	496,421
Halozyme Therapeutics, Inc.
0.25%, 03/01/27 CONV	582,000	486,300
	Par	Value
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT
0.00%, 08/15/23 CONV »	$510,000	$507,449
Helix Energy Solutions Group, Inc.
6.75%, 02/15/26‡‡ CONV	250,000	331,500
Herbalife, Ltd.
2.63%, 03/15/24‡‡ CONV	472,000	458,312
i3 Verticals LLC
1.00%, 02/15/25‡‡ CONV	433,000	400,254
Illumina, Inc.
0.00%, 08/15/23 CONV »	461,000	460,073
Insmed, Inc.
0.75%, 06/01/28‡‡ CONV	669,000	564,469
Integer Holdings Corporation
2.13%, 02/15/28 144A ‡‡ CONV	240,000	283,920
Jamf Holding Corporation
0.13%, 09/01/26‡‡ CONV	276,000	237,900
Jazz Investments I, Ltd.
1.50%, 08/15/24‡‡ CONV	373,000	356,079
JetBlue Airways Corporation
0.50%, 04/01/26‡‡ CONV	597,000	493,274
Kaman Corporation
3.25%, 05/01/24‡‡ CONV	265,000	256,520
LendingTree, Inc.
0.50%, 07/15/25‡‡ CONV	642,000	500,760
Liberty Media Corporation
3.75%, 03/15/28 144A ‡‡ CONV	593,000	649,335
Liberty TripAdvisor Holdings, Inc.
0.50%, 06/30/51 144A ‡‡ CONV	577,000	455,541
Live Nation Entertainment, Inc.
3.13%, 01/15/29 144A ‡‡ CONV	400,000	441,800
Lumentum Holdings, Inc.
0.50%, 12/15/26‡‡ CONV	507,000	449,900
Lyft, Inc.
1.50%, 05/15/25 CONV	677,000	609,638
Magnite, Inc.
0.25%, 03/15/26‡‡ CONV	544,000	462,944
Marcus Corporation (The)
5.00%, 09/15/25 144A CONV	125,000	187,250
Marriott Vacations Worldwide Corporation
3.25%, 12/15/27 144A ‡‡ CONV	168,000	159,432
Mesa Laboratories, Inc.
1.38%, 08/15/25‡‡ CONV	234,000	209,992
MFA Financial, Inc.
6.25%, 06/15/24‡‡ CONV	956,000	952,417
Mirum Pharmaceuticals, Inc.
4.00%, 05/01/29 144A ‡‡ CONV	405,000	456,232
Mitek Systems, Inc.
0.75%, 02/01/26 CONV	377,000	330,774
New Mountain Finance Corporation
5.75%, 08/15/23 CONV	506,000	504,760
NextGen Healthcare, Inc.
3.75%, 11/15/27 144A ‡‡ CONV	405,000	394,672
NRG Energy, Inc.
2.75%, 06/01/48‡‡ CONV	308,000	326,634

See Notes to Financial Statements.

	Par	Value
Oak Street Health, Inc.
0.00%, 03/15/26 CONV »	$523,000	$ 521,954
Patrick Industries, Inc.
1.75%, 12/01/28‡‡ CONV	356,000	347,456
Pebblebrook Hotel Trust REIT
1.75%, 12/15/26‡‡ CONV	625,000	530,703
PennyMac Corporation
5.50%, 11/01/24‡‡ CONV	915,000	863,531
5.50%, 03/15/26 CONV	250,000	223,125
Perficient, Inc.
0.13%, 11/15/26 CONV	549,000	452,973
Progress Software Corporation
1.00%, 04/15/26 CONV	186,000	204,600
Q2 Holdings, Inc.
0.75%, 06/01/26‡‡ CONV	416,000	361,478
Redwood Trust, Inc.
4.75%, 08/15/23 CONV	240,000	239,708
5.63%, 07/15/24‡‡ CONV	573,000	549,387
Repay Holdings Corporation
0.00%, 02/01/26 144A CONV »	240,000	196,944
RingCentral, Inc.
0.00%, 03/01/25 CONV »	462,000	427,119
Royal Caribbean Cruises, Ltd.
6.00%, 08/15/25 144A ‡‡ CONV	231,000	508,893
RWT Holdings, Inc.
5.75%, 10/01/25‡‡ CONV	390,000	341,240
Sabre GLBL, Inc.
4.00%, 04/15/25‡‡ CONV	346,000	273,641
Snap, Inc.
0.00%, 05/01/27 CONV »	575,000	428,375
SoFi Technologies, Inc.
0.00%, 10/15/26 144A ‡‡ CONV »	807,000	627,039
Spirit Airlines, Inc.
1.00%, 05/15/26‡‡ CONV	705,000	573,165
Splunk, Inc.
0.50%, 09/15/23 CONV	540,000	536,490
Summit Hotel Properties, Inc. REIT
1.50%, 02/15/26‡‡ CONV	624,000	533,168
Sunnova Energy International, Inc.
0.25%, 12/01/26 CONV	380,000	299,630
2.63%, 02/15/28 144A CONV	321,000	263,586
Two Harbors Investment Corporation
6.25%, 01/15/26‡‡ CONV	682,000	610,390
Upstart Holdings, Inc.
0.25%, 08/15/26 CONV	627,000	431,062
Upwork, Inc.
0.25%, 08/15/26 CONV	622,000	506,859
Verint Systems, Inc.
0.25%, 04/15/26 CONV	450,000	398,812
Wayfair, Inc.
1.00%, 08/15/26‡‡ CONV	421,000	348,404
WisdomTree, Inc.
5.75%, 08/15/28 144A ‡‡ CONV	395,000	410,800
Ziff Davis, Inc.
1.75%, 11/01/26 144A ‡‡ CONV	482,000	451,875
Total Corporate Bonds (Cost $36,447,155)		35,855,379
	Par	Value
FOREIGN BONDS — 0.3%
China — 0.2%
PDD Holdings, Inc.
0.00%, 12/01/25 CONV »	$ 506,000	$ 492,565
Jersey — 0.1%
Encore Capital Europe Finance, Ltd.
4.50%, 09/01/23‡‡ CONV	219,000	243,638
Total Foreign Bonds (Cost $704,280)		736,203
MORTGAGE-BACKED SECURITIES — 5.2%
Federal Home Loan Mortgage Corporation
6.00%, 01/01/53	967,158	978,599
Federal Home Loan Mortgage Corporation REMIC, Series 4248
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 0.81%, 09/15/43† IO	212,700	16,831
Federal Home Loan Mortgage Corporation REMIC, Series 4468
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 0.91%, 05/15/45† IO	212,466	18,998
Federal National Mortgage Association REMIC, Series 2017-31
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 0.95%, 05/25/47† IO	303,600	32,720
Federal National Mortgage Association REMIC, Series 2018-17
(Floating, 3.45% - ICE LIBOR USD 1M, 2.50% Cap), 0.00%, 03/25/48† IO	1,647,801	25,969
Federal National Mortgage Association REMIC, Series 2018-8
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 1.00%, 02/25/48† IO	174,140	17,423
Federal National Mortgage Association STRIP, Series 405
(Floating, 5.05% - ICE LIBOR USD 1M, 5.05% Cap), 0.00%, 10/25/40† IO	541,442	32,024
Government National Mortgage Association
4.00%, 05/20/48	992,551	952,691
2.50%, 06/20/51	210,935	180,741
2.50%, 09/20/51	959,562	820,189
2.50%, 10/20/51	413,977	352,625
2.50%, 11/20/51	589,020	505,091
2.50%, 12/20/51	553,466	473,333
2.50%, 01/20/52	165,185	140,704
3.50%, 07/01/53 TBA	1,000,000	923,086
5.00%, 07/01/53 TBA	1,000,000	982,734
5.50%, 07/01/53 TBA	4,000,000	3,981,562
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2015-110
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 0.55%, 08/20/45† IO	$119,857	$11,244
Government National Mortgage Association, Series 2018-124
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 1.04%, 09/20/48† IO	355,855	35,520
Government National Mortgage Association, Series 2018-139
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 0.99%, 10/20/48† IO	137,559	12,815
Government National Mortgage Association, Series 2018-7
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 0.54%, 01/20/48† IO	299,691	24,501
Government National Mortgage Association, Series 2019-1
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 0.89%, 01/20/49† IO	157,866	13,009
Government National Mortgage Association, Series 2019-110
0.94%, 09/20/49† IO	598,297	47,794
Government National Mortgage Association, Series 2019-111
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 0.99%, 01/20/49† IO	447,401	40,180
Government National Mortgage Association, Series 2019-151
3.50%, 10/20/49 IO	667,964	96,604
3.50%, 12/20/49 IO	391,477	62,301
Government National Mortgage Association, Series 2019-20
(Floating, 3.79% - ICE LIBOR USD 1M, 3.79% Cap), 0.00%, 02/20/49† IO	352,120	7,109
Government National Mortgage Association, Series 2019-6
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 0.90%, 01/20/49† IO	132,790	11,053
Government National Mortgage Association, Series 2020-146
2.50%, 10/20/50 IO	307,446	40,225
Government National Mortgage Association, Series 2020-21
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 0.90%, 02/20/50† IO	309,056	32,767
Government National Mortgage Association, Series 2020-55
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 0.90%, 04/20/50† IO	506,897	51,750
3.50%, 04/20/50 IO	285,872	46,390
	Par	Value
Government National Mortgage Association, Series 2020-61
(Floating, 6.44% - ICE LIBOR USD 1M, 6.44% Cap), 1.28%, 07/20/43† IO	$ 476,563	$ 41,423
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 0.89%, 08/20/49† IO	668,651	62,245
Government National Mortgage Association, Series 2020-78
4.00%, 06/20/50 IO	536,946	99,114
Government National Mortgage Association, Series 2020-79
4.00%, 06/20/50 IO	140,844	23,198
Uniform Mortgage Backed Securities
4.50%, 07/01/53 TBA	1,000,000	961,484
Total Mortgage-Backed Securities (Cost $12,971,424)		12,156,046

	Number of Contracts	Notional Amount
PURCHASED OPTION — 0.0%
Call Swaption — 0.0%
Pay 6-Month EURIBOR (Semiannually); Receive 1.977% (Annually); Interest Rate Swap Maturing 12/05/2033 EUR, Strike Price $1.98, Expires 12/01/23 (CITI)	1	$2,220,000	5,386
Total Purchased Options (Premiums paid $50,499)			5,386

	Par
U.S. TREASURY OBLIGATIONS — 19.0%
U.S. Treasury Bills
4.40%, 07/06/23Ω	$4,300,000	4,298,229
4.70%, 07/13/23Ω	7,760,000	7,749,219
4.94%, 07/27/23Ω	3,300,000	3,288,975
4.87%, 08/10/23Ω	5,480,000	5,450,340
5.04%, 08/17/23Ω	5,300,000	5,265,835
5.14%, 08/24/23Ω	4,300,000	4,267,858
5.15%, 08/31/23Ω	4,500,000	4,461,969
5.06%, 09/07/23Ω	9,810,000	9,717,737
Total U.S. Treasury Obligations (Cost $44,487,448)		44,500,162

	Shares
COMMON STOCKS — 7.7%
Communication Services — 0.0%
Escrow NII Holdings, Inc.††† *	76,167	19,803
Consumer Discretionary — 1.7%
AutoZone, Inc.*	64	159,575

See Notes to Financial Statements.

	Shares	Value
Best Buy Co., Inc.	4,150	$ 340,093
Chewy, Inc. Class A*	3,798	149,907
Dick's Sporting Goods, Inc.	2,161	285,663
eBay, Inc.	4,358	194,759
Etsy, Inc.*	1,286	108,808
Genuine Parts Co.	1,041	176,168
Home Depot, Inc. (The)	311	96,609
Lowe’s Cos., Inc.	2,812	634,668
Macy’s, Inc.	10,285	165,074
MercadoLibre, Inc.*	22	26,061
Murphy U.S.A., Inc.	660	205,333
O’Reilly Automotive, Inc.*	295	281,814
Penske Automotive Group, Inc.	694	115,641
Pool Corporation	101	37,839
TJX Cos., Inc. (The)	305	25,861
Tractor Supply Co.	431	95,294
Ulta Beauty, Inc.*	567	266,827
Victoria's Secret & Co.*	5,162	89,974
Williams-Sonoma, Inc.	2,885	361,029
		3,816,997
Consumer Staples — 1.1%
Casey’s General Stores, Inc.	770	187,788
Church & Dwight Co., Inc.	1,011	101,332
Colgate-Palmolive Co.	5,740	442,209
Costco Wholesale Corporation	111	59,760
Energizer Holdings, Inc.	446	14,977
Kimberly-Clark Corporation	1,181	163,049
Kroger Co. (The)	9,124	428,828
Sprouts Farmers Market, Inc.*	6,275	230,481
Sysco Corporation	1,629	120,872
U.S. Foods Holding Corporation*	2,808	123,552
Walmart, Inc.	4,784	751,949
		2,624,797
Financials — 1.4%
Aflac, Inc.	2,924	204,095
American Financial Group, Inc.	1,796	213,275
American International Group, Inc.	1,945	111,915
Arch Capital Group, Ltd.*	1,552	116,167
Axis Capital Holdings, Ltd.	660	35,528
Brighthouse Financial, Inc.*	539	25,522
CNA Financial Corporation	1,688	65,191
CNO Financial Group, Inc.	5,036	119,202
Erie Indemnity Co. Class A	1,002	210,430
Fidelity National Financial, Inc.	4,425	159,300
Hartford Financial Services Group, Inc. (The)	1,867	134,461
Loews Corporation	2,038	121,016
Marsh & McLennan Cos., Inc.	719	135,230
Old Republic International Corporation	7,381	185,780
Primerica, Inc.	1,119	221,294
Principal Financial Group, Inc.	2,404	182,319
Reinsurance Group of America, Inc.	246	34,118
RLI Corporation	2,996	408,864
Selective Insurance Group, Inc.	231	22,165
	Shares	Value
Travelers Cos., Inc. (The)	655	$ 113,747
Unum Group	4,133	197,144
W.R. Berkley Corporation	5,279	314,417
		3,331,180
Information Technology — 1.6%
Amphenol Corporation Class A	1,020	86,649
Apple, Inc.	4,027	781,117
Arista Networks, Inc.*	950	153,957
Arrow Electronics, Inc.*	619	88,659
Belden, Inc.	1,393	133,241
Calix, Inc.*	1,206	60,192
CDW Corporation	749	137,442
Cisco Systems, Inc.	12,919	668,429
Cognex Corporation	745	41,735
F5, Inc.*	1,417	207,250
IPG Photonics Corporation	311	42,240
Keysight Technologies, Inc.*	2,647	443,240
Littelfuse, Inc.	152	44,279
NetApp, Inc.	2,745	209,718
Pure Storage, Inc. Class A*	3,635	133,841
Super Micro Computer, Inc.*	433	107,925
Trimble, Inc.*	2,004	106,092
Vishay Intertechnology, Inc.	7,845	230,643
Vontier Corporation	1,334	42,968
		3,719,617
Materials — 1.8%
Albemarle Corporation	287	64,027
AptarGroup, Inc.	562	65,113
Cabot Corporation	1,413	94,516
CF Industries Holdings, Inc.	1,913	132,800
Commercial Metals Co.	2,595	136,653
Eastman Chemical Co.	962	80,539
Element Solutions, Inc.	8,361	160,531
FMC Corporation‡‡	270	28,172
Graphic Packaging Holding Co.	30,554	734,213
Greif, Inc. Class A	252	17,360
Huntsman Corporation	3,260	88,085
Ingevity Corporation*	1,659	96,487
Louisiana-Pacific Corporation	270	20,245
Mosaic Co. (The)	19,614	686,490
NewMarket Corporation	297	119,430
Nucor Corporation	624	102,324
Packaging Corporation of America	327	43,216
Reliance Steel & Aluminum Co.	1,561	423,952
RPM International, Inc.	1,537	137,915
Sherwin-Williams Co. (The)	698	185,333
Silgan Holdings, Inc.	791	37,090
Steel Dynamics, Inc.	5,464	595,193
Westlake Corporation	1,052	125,682
Westrock Co.	2,009	58,402
		4,233,768
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Real Estate — 0.1%
Jones Lang LaSalle, Inc.*	878	$ 136,792
Total Common Stocks (Cost $15,924,273)		17,882,954
FOREIGN COMMON STOCKS — 0.3%
Ireland — 0.1%
Aon PLC Class A	264	91,133
Willis Towers Watson PLC	207	48,748
		139,881
Jersey — 0.0%
Amcor PLC	2,344	23,393
Netherlands — 0.1%
LyondellBasell Industries NV Class A	1,536	141,051
Switzerland — 0.1%
Chubb, Ltd.	489	94,162
TE Connectivity, Ltd.	1,392	195,103
		289,265
Total Foreign Common Stocks (Cost $545,753)		593,590
PREFERRED STOCKS — 0.7%
Fluor Corporation
6.50% CONV	226	308,637
Lyondellbasell Advanced Polymers, Inc.
6.00% CONV	12	10,140
NCR Corporation
PIK, 5.50% CONV 1	250	276,675
New York Community Capital Trust V
6.00% CONV	10,163	411,093
New York Mortgage Trust, Inc.
(Variable, U.S. SOFR + 6.13%), 6.88% †	1,598	29,419
Ready Capital Corporation
7.00% CONV	19,725	495,492
Total Preferred Stocks (Cost $1,675,720)		1,531,456
MUTUAL FUNDS — 0.1%
ProShares Short 20+ Year Treasury (Cost $191,704)	9,591	208,029
MONEY MARKET FUNDS — 48.6%
GuideStone Money Market Fund, 4.99% (Institutional Class)Ø ∞	9,121,068	9,121,068
Northern Institutional U.S. Government Portfolio (Shares), 4.91%Ø	363	363
Northern Institutional U.S. Treasury Portfolio (Premier), 4.95%Ø	104,342,594	104,342,594
Total Money Market Funds (Cost $113,464,025)		113,464,025
TOTAL INVESTMENTS —97.2% (Cost $226,462,281)		226,933,230
COMMON STOCKS SOLD SHORT — (3.5)%
Communication Services — (0.4)%
Cable One, Inc.	(44)	(28,912)
	Shares	Value
Liberty Media Corporation Class A *	(10,777)	$ (353,594)
Live Nation Entertainment, Inc. *	(2,639)	(240,439)
Magnite, Inc. *	(859)	(11,725)
Marcus Corporation (The)	(10,300)	(152,749)
Snap, Inc. Class A *	(657)	(7,779)
TripAdvisor, Inc. *	(821)	(13,538)
Ziff Davis, Inc. *	(2,272)	(159,176)
		(967,912)
Consumer Discretionary — (0.4)%
Airbnb, Inc. Class A *	(212)	(27,170)
Cheesecake Factory, Inc. (The)	(2,882)	(99,659)
Marriott Vacations Worldwide Corporation	(460)	(56,451)
Patrick Industries, Inc.	(2,444)	(195,520)
Royal Caribbean Cruises, Ltd. *	(4,359)	(452,203)
Sabre Corporation *	(33,798)	(107,816)
Wayfair, Inc. Class A *	(1,240)	(80,612)
		(1,019,431)
Consumer Staples — (0.0)%
Beauty Health Co. (The) *	(3,797)	(31,781)
Energy — (0.1)%
Helix Energy Solutions Group, Inc. *	(23,300)	(171,954)
Financials — (0.3)%
Encore Capital Group, Inc. *	(3,769)	(183,249)
EZCORP, Inc. Class A *	(27,989)	(234,548)
I3 Verticals, Inc. Class A *	(3,065)	(70,066)
New York Community Bancorp, Inc.	(1,473)	(16,556)
SoFi Technologies, Inc. *	(13,187)	(109,980)
WisdomTree, Inc.	(23,035)	(158,020)
		(772,419)
Health Care — (0.7)%
Coherus Biosciences, Inc. *	(3,385)	(14,454)
Collegium Pharmaceutical, Inc. *	(7,890)	(169,556)
CONMED Corporation	(2,474)	(336,192)
CryoPort, Inc. *	(461)	(7,952)
Haemonetics Corporation *	(904)	(76,967)
Halozyme Therapeutics, Inc. *	(3,026)	(109,148)
Insmed, Inc. *	(14,216)	(299,958)
Integer Holdings Corporation *	(2,136)	(189,271)
Mesa Laboratories, Inc.	(172)	(22,102)
Mirum Pharmaceuticals, Inc. *	(9,736)	(251,870)
NextGen Healthcare, Inc. *	(8,869)	(143,855)
		(1,621,325)
Industrials — (0.8)%
Air Transport Services Group, Inc. *	(3,535)	(66,705)
American Airlines Group, Inc. *	(24,809)	(445,073)
Array Technologies, Inc. *	(15,523)	(350,820)
Bloom Energy Corporation Class A *	(16,034)	(262,156)
Fluor Corporation *	(9,145)	(270,692)
Greenbrier Cos., Inc. (The)	(5,443)	(234,593)
JetBlue Airways Corporation *	(5,393)	(47,782)
Spirit Airlines, Inc.	(5,024)	(86,212)
Upwork, Inc. *	(949)	(8,864)
		(1,772,897)

See Notes to Financial Statements.

	Shares	Value
Information Technology — (0.5)%
Bentley Systems, Inc. Class B	(2,716)	$ (147,289)
Ceridian HCM Holding, Inc. *	(585)	(39,177)
Envestnet, Inc. *	(2,689)	(159,592)
Five9, Inc. *	(460)	(37,927)
Jamf Holding Corporation *	(1,940)	(37,869)
Lumentum Holdings, Inc. *	(1,910)	(108,354)
Mitek Systems, Inc. *	(7,238)	(78,460)
NCR Corporation *	(4,580)	(115,416)
Perficient, Inc. *	(878)	(73,164)
Progress Software Corporation	(2,341)	(136,012)
Q2 Holdings, Inc. *	(1,165)	(35,999)
Verint Systems, Inc. *	(2,573)	(90,209)
		(1,059,468)
Real Estate — (0.1)%
Pebblebrook Hotel Trust REIT	(10,903)	(151,988)
Summit Hotel Properties, Inc. REIT	(18,343)	(119,413)
		(271,401)
Utilities — (0.2)%
Duke Energy Corporation	(1,170)	(104,996)
NRG Energy, Inc.	(4,105)	(153,486)
Sunnova Energy International, Inc. *	(12,149)	(222,448)
		(480,930)
Total Common Stocks Sold Short (Proceeds $(7,920,085))		(8,169,518)
FOREIGN COMMON STOCKS SOLD SHORT — (0.0)%
Ireland — (0.0)%
Jazz Pharmaceuticals PLC * (Proceeds $(22,461))	(165)	(20,455)
RIGHTS SOLD SHORT — 0.0%
Ligand Pharmaceuticals, Inc. * (Proceeds $—)	(58)	—
TOTAL SECURITIES SOLD SHORT —(3.5)% (Proceeds $(7,942,546))		(8,189,973)

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.3)%
Call Swaptions — (0.0)%
Pay 1.484% (Annually); Receive 6-Month EURIBOR (Semiannually); Interest Rate Swap Maturing 12/05/2053 EUR, Strike Price $1.48, Expires 12/01/23 (CITI)	(1)	$(900,000)	(3,063)
Number of Contracts	Notional Amount	Value
Pay 3.025% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 05/14/2025 USD, Strike Price $3.03, Expires 05/10/24 (BOA) (1)	$(37,800,000)	$ (65,386)
		(68,449)
Put Swaption — (0.3)%
Pay 1-Day SOFR (Annually); Receive 3.025% (Annually); Interest Rate Swap Maturing 05/14/2025 USD, Strike Price $3.03, Expires 05/10/24 (BOA) (1)	(37,800,000)	(545,326)
Total Written Options (Premiums received $ (520,273))		(613,775)
Other Assets in Excess of Liabilities — 6.6%		15,511,554
NET ASSETS — 100.0%		$233,641,036
PORTFOLIO SUMMARY (based on net assets)
%
Money Market Funds	48.6
U.S. Treasury Obligations	19.0
Corporate Bonds	15.3
Mortgage-Backed Securities	5.2
Financials	1.9
Materials	1.9
Information Technology	1.8
Consumer Discretionary	1.7
Consumer Staples	1.1
Foreign Bonds	0.3
Industrials	0.2
Mutual Funds	0.1
Real Estate	0.1
Foreign Common Stocks Sold Short	—**
Rights Sold Short	—
Purchased Option	—**
Communication Services	—**
Written Options	(0.3)
Common Stocks Sold Short	(3.5)
93.4
**Rounds to less than 0.05%
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Brazilian Reals/U.S. Dollars	07/2023	1	$ 20,750	$ (185)
30-Year Euro-Buxl	09/2023	(1)	(152,332)	758
Euro-Bobl	09/2023	(57)	(7,196,978)	47,600
Euro-BTP	09/2023	(1)	(126,699)	(485)
Euro-Bund	09/2023	(3)	(437,811)	(2,790)
Euro-OAT	09/2023	1	140,110	(976)
3-Month Euribor	09/2023	(7)	(1,834,935)	2,754
Australian Dollars/U.S. Dollars	09/2023	(164)	(10,951,920)	208,354
British Pounds/U.S. Dollars	09/2023	(39)	(3,095,381)	(13,896)
Mexican Pesos/U.S. Dollars	09/2023	(1)	(28,740)	(190)
New Zealand Dollars/U.S. Dollars	09/2023	(4)	(245,460)	925
South African Rand/U.S. Dollars	09/2023	2	52,700	(745)
Swiss Francs/U.S. Dollars	09/2023	(1)	(140,794)	(1,166)
U.S. Dollars/Norwegian Kroner	09/2023	1	99,706	828
U.S. Dollars/Swedish Kronor	09/2023	1	99,665	1,013
10-Year Bond	09/2023	(4)	(369,972)	1,757
10-Year U.S. Treasury Note	09/2023	(40)	(4,490,625)	36,210
Canadian Dollars/U.S. Dollars	09/2023	(8)	(605,040)	(2,556)
Euro/U.S. Dollars	09/2023	(87)	(11,911,387)	(110,644)
Japanese Yen/U.S. Dollars	09/2023	(70)	(6,135,937)	212,005
U.S. Treasury Long Bond	09/2023	(9)	(1,142,156)	(866)
Ultra 10-Year U.S. Treasury Note	09/2023	(11)	(1,302,813)	12,255
Ultra Long U.S. Treasury Bond	09/2023	(67)	(9,126,656)	(25,322)
Long GILT	09/2023	(4)	(484,124)	3,297
2-Year U.S. Treasury Note	09/2023	(8)	(1,626,750)	6,759
5-Year U.S. Treasury Note	09/2023	(29)	(3,105,719)	673
3-Month SONIA Index	12/2023	(144)	(42,999,664)	276,418
3-Month SONIA Index	09/2024	19	5,664,216	(16,283)
3-Month SONIA Index	12/2024	163	48,701,695	(481,923)
Total Futures Contracts outstanding at June 30, 2023			$(52,733,051)	$ 153,579
Forward Foreign Currency Contracts outstanding at June 30, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
08/16/23	Mexican Pesos	56,969,242	U.S. Dollars	3,171,550	MSCS	$125,592
08/29/23	Canadian Dollars	3,970,263	U.S. Dollars	2,946,371	MSCS	53,540
08/08/23	British Pounds	1,914,000	U.S. Dollars	2,389,035	MSCS	42,334
08/17/23	U.S. Dollars	4,597,338	Swedish Kronor	49,132,564	MSCS	31,189
08/30/23	Australian Dollars	6,698,809	U.S. Dollars	4,447,538	MSCS	22,849
09/20/23	U.S. Dollars	739,536	Chinese Offshore Yuan	5,240,529	MSCS	13,552
09/20/23	Euro	709,450	U.S. Dollars	764,358	MSCS	13,030
08/31/23	U.S. Dollars	385,419	Japanese Yen	53,353,313	MSCS	12,011
09/20/23	U.S. Dollars	2,272,918	British Pounds	1,780,563	MSCS	11,160
09/20/23	U.S. Dollars	177,000	Turkish Lira	4,495,582	MSCS	10,732
09/20/23	New Zealand Dollars	2,203,094	U.S. Dollars	1,341,634	MSCS	9,931
09/20/23	Swiss Francs	911,751	U.S. Dollars	1,017,849	MSCS	9,822
09/20/23	U.S. Dollars	375,479	South Korean Won	481,823,741	MSCS	8,145
09/19/23	U.S. Dollars	1,224,622	Euro	1,111,584	MSCS	6,653
08/24/23	Czech Republic Koruna	10,052,115	U.S. Dollars	454,295	MSCS	5,970

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/20/23	Canadian Dollars	891,152	U.S. Dollars	667,605	MSCS	$ 5,967
09/20/23	British Pounds	360,719	U.S. Dollars	453,102	MSCS	5,101
09/20/23	U.S. Dollars	100,723	Israeli Shekels	359,477	MSCS	3,431
07/13/23	U.S. Dollars	235,633	Chilean Pesos	186,538,435	MSCS	3,420
09/05/23	South African Rand	1,974,033	U.S. Dollars	100,909	MSCS	3,250
09/20/23	U.S. Dollars	121,165	South African Rand	2,246,967	MSCS	2,786
09/20/23	U.S. Dollars	252,000	Australian Dollars	373,758	MSCS	2,438
09/20/23	Mexican Pesos	2,247,896	U.S. Dollars	127,000	MSCS	2,261
09/20/23	Japanese Yen	117,602,884	U.S. Dollars	823,692	MSCS	2,026
09/20/23	U.S. Dollars	126,000	Japanese Yen	17,658,508	MSCS	2,015
09/20/23	New Zealand Dollars	204,500	Australian Dollars	185,000	MSCS	1,931
09/20/23	U.S. Dollars	729,326	Euro	664,093	MSCS	1,639
09/20/23	Euro	116,000	Swedish Kronor	1,349,484	MSCS	1,484
09/11/23	Swiss Francs	155,313	U.S. Dollars	173,650	MSCS	1,240
09/20/23	U.S. Dollars	796,830	Swedish Kronor	8,546,471	MSCS	1,232
09/20/23	Norwegian Kroner	1,227,664	U.S. Dollars	113,671	MSCS	1,036
09/20/23	South African Rand	1,681,536	U.S. Dollars	87,674	MSCS	916
09/20/23	Polish Zloty	124,657	U.S. Dollars	29,707	MSCS	827
09/20/23	Swedish Kronor	1,570,752	U.S. Dollars	145,562	MSCS	660
09/20/23	Canadian Dollars	375,886	Euro	258,739	MSCS	595
09/20/23	Euro	115,000	New Zealand Dollars	204,654	MSCS	460
09/20/23	Czech Republic Koruna	813,157	U.S. Dollars	36,735	MSCS	456
09/01/23	Israeli Shekels	422,582	U.S. Dollars	113,903	MSCS	369
09/26/23	Polish Zloty	380,943	U.S. Dollars	92,967	MSCS	315
09/20/23	U.S. Dollars	126,000	Swiss Francs	111,542	MSCS	277
09/20/23	Polish Zloty	516,242	Czech Republic Koruna	2,760,502	MSCS	194
09/20/23	U.S. Dollars	100,650	New Zealand Dollars	164,000	MSCS	39
Subtotal Appreciation						$422,875
08/23/23	U.S. Dollars	82,167	Norwegian Kroner	880,314	MSCS	$ (13)
09/20/23	British Pounds	102,637	Euro	119,000	MSCS	(21)
09/20/23	Euro	116,000	Czech Republic Koruna	2,780,671	MSCS	(70)
07/13/23	U.S. Dollars	237,495	Taiwan Dollars	7,408,181	MSCS	(340)
09/20/23	Swiss Francs	218,979	U.S. Dollars	247,165	MSCS	(345)
09/20/23	Euro	232,983	Swedish Kronor	2,746,267	MSCS	(359)
09/01/23	U.S. Dollars	82,469	Israeli Shekels	306,626	MSCS	(446)
09/13/23	South Korean Won	46,590,617	U.S. Dollars	35,962	MSCS	(457)
09/26/23	U.S. Dollars	154,168	Polish Zloty	631,719	MSCS	(523)
09/11/23	U.S. Dollars	74,034	Swiss Francs	66,216	MSCS	(529)
07/13/23	U.S. Dollars	126,000	Chilean Pesos	101,675,700	MSCS	(571)
08/17/23	U.S. Dollars	76,242	Swedish Kronor	826,690	MSCS	(587)
09/20/23	Polish Zloty	511,321	U.S. Dollars	126,000	MSCS	(756)
09/20/23	New Zealand Dollars	371,350	Euro	208,703	MSCS	(871)
07/13/23	Chilean Pesos	101,690,704	U.S. Dollars	127,608	MSCS	(1,018)
09/20/23	Euro	300,000	British Pounds	259,703	MSCS	(1,159)
09/15/23	New Zealand Dollars	293,088	U.S. Dollars	181,220	MSCS	(1,411)
09/20/23	Israeli Shekels	274,922	U.S. Dollars	76,000	MSCS	(1,593)
09/20/23	Euro	317,612	U.S. Dollars	349,984	MSCS	(1,957)
09/20/23	Singapore Dollars	950,894	U.S. Dollars	707,339	MSCS	(1,988)
09/20/23	South African Rand	3,634,374	U.S. Dollars	193,541	MSCS	(2,067)
09/20/23	U.S. Dollars	203,200	Swiss Francs	182,291	MSCS	(2,267)
09/20/23	Norwegian Kroner	6,199,615	Euro	530,844	MSCS	(2,420)
09/20/23	U.S. Dollars	183,584	South African Rand	3,540,072	MSCS	(2,921)
09/20/23	Turkish Lira	3,321,360	U.S. Dollars	126,000	MSCS	(3,160)
09/20/23	U.S. Dollars	257,624	Mexican Pesos	4,538,323	MSCS	(3,344)
07/17/23	South Korean Won	133,546,147	U.S. Dollars	104,791	MSCS	(3,357)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/19/23	Euro	600,629	U.S. Dollars	661,707	MSCS	$ (3,595)
07/13/23	Taiwan Dollars	7,795,200	U.S. Dollars	254,081	MSCS	(3,821)
09/20/23	Canadian Dollars	748,061	U.S. Dollars	569,416	MSCS	(3,998)
09/20/23	Swedish Kronor	7,789,402	U.S. Dollars	729,932	MSCS	(4,810)
09/20/23	U.S. Dollars	2,024,809	Swedish Kronor	21,814,481	MSCS	(5,920)
08/24/23	U.S. Dollars	454,318	Czech Republic Koruna	10,052,115	MSCS	(5,947)
09/20/23	Swedish Kronor	7,528,752	Euro	646,982	MSCS	(8,080)
09/20/23	U.S. Dollars	1,614,513	Canadian Dollars	2,148,636	MSCS	(9,521)
09/20/23	U.S. Dollars	861,242	British Pounds	687,284	MSCS	(11,779)
09/20/23	Australian Dollars	3,111,892	U.S. Dollars	2,090,199	MSCS	(12,357)
09/20/23	British Pounds	1,331,303	U.S. Dollars	1,703,502	MSCS	(12,417)
09/20/23	U.S. Dollars	2,914,462	New Zealand Dollars	4,771,252	MSCS	(12,629)
09/20/23	Chinese Offshore Yuan	7,111,952	U.S. Dollars	998,158	MSCS	(12,920)
09/20/23	U.S. Dollars	697,292	Norwegian Kroner	7,640,614	MSCS	(16,605)
08/31/23	Japanese Yen	69,671,535	U.S. Dollars	506,169	MSCS	(18,553)
08/30/23	U.S. Dollars	4,453,547	Australian Dollars	6,707,872	MSCS	(22,889)
08/08/23	U.S. Dollars	1,557,711	British Pounds	1,246,091	MSCS	(25,209)
09/20/23	U.S. Dollars	2,131,544	Euro	1,970,820	MSCS	(28,004)
08/17/23	Swedish Kronor	49,247,021	U.S. Dollars	4,607,713	MSCS	(30,927)
09/20/23	Japanese Yen	158,963,344	U.S. Dollars	1,158,749	MSCS	(42,629)
08/29/23	U.S. Dollars	3,179,073	Canadian Dollars	4,285,454	MSCS	(58,996)
08/16/23	U.S. Dollars	3,137,574	Mexican Pesos	56,369,512	MSCS	(124,858)
Subtotal Depreciation						$(511,014)
Total Forward Foreign Currency Contracts outstanding at June 30, 2023						$ (88,139)
Swap Agreements outstanding at June 30, 2023:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	13.95% (Upon termination)	1/2/2024	BRL	12,231,240	$ 17,793	$ (1,614)	$ 19,407
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.06% (Upon termination)	1/2/2025	BRL	22,114,689	51,196	(17,245)	68,441
4.00% (Annually)	1-Day SOFR (Annually)	3/11/2025	USD	24,050,000	148,027	12	148,015
3.27% (Annually)	1-Day SOFR (Annually)	5/14/2025	USD	23,250,000	243,587	152,006	91,581
0.27% (Annually)	1-Day SONIA (Annually)	6/17/2025	GBP	10,000	1,332	(174)	1,506
3.50% (Annually)	1-Day ESTR (Annually)	9/20/2025	EUR	11,520,000	11,830	3,715	8,115
3.50% (Quarterly)	3-Month ASX BBSW (Quarterly)	9/20/2025	AUD	16,260,000	194,787	172,403	22,384
5.00% (Semiannually)	3-Month New Zealand BBR FRA (Quarterly)	9/20/2025	NZD	11,190,000	44,474	26,740	17,734
7-Day CFETS Repo Rate (Quarterly)	2.25% (Quarterly)	9/20/2025	CNY	67,550,000	22,587	2,151	20,436
9.25% (Quarterly)	3-Month JIBAR (Quarterly)	9/20/2025	ZAR	46,675,000	(34,533)	(36,942)	2,409
Bank Of Canada Overnight Repo Rate (Semiannually)	4.25% (Semiannually)	9/20/2025	CAD	20,230,000	(100,420)	(110,435)	10,015
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.92% (Upon termination)	1/2/2026	BRL	5,983,532	85,535	51,575	33,960
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	10.85% (Upon termination)	1/2/2026	BRL	5,876,469	19,980	308	19,672
3.50% (Semiannually)	6-Month ASX BBSW (Semiannually)	5/17/2026	AUD	12,080,000	126,648	28,982	97,666
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	11.23% (Upon termination)	1/4/2027	BRL	2,595,749	15,736	(36,729)	52,465
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	8.50% (Upon termination)	1/4/2027	BRL	1,954,887	43,168	(6,797)	49,965
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	13.03% (Upon termination)	1/4/2027	BRL	1,502,187	32,583	—	32,583

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.53% (Upon termination)	1/4/2027	BRL	1,483,606	$ 26,080	$ —	$ 26,080
Bank Of Canada Overnight Repo Rate (Semiannually)	3.19% (Semiannually)	3/24/2028	CAD	8,060,000	(7,782)	(16,969)	9,187
2.85% (Annually)	3-Month EURIBOR (Quarterly)	4/22/2028	EUR	23,400,000	(28,212)	(100,699)	72,487
28-Day Mexico Interbank TIIE (Lunar)	8.25% (Lunar)	9/13/2028	MXN	80,565,000	21,697	2,151	19,546
2.50% (Quarterly)	Thai Overnight Repurchase Rate (Quarterly)	9/20/2028	THB	40,320,000	(1,448)	(3,814)	2,366
3.00% (Annually)	1-Day ESTR (Annually)	9/20/2028	EUR	2,050,000	(4,171)	(17,089)	12,918
3.00% (Semiannually)	Singapore Domestic Interbank Overnight Rate (Semiannually)	9/20/2028	SGD	4,680,000	42,788	15,407	27,381
3.25% (Annually)	6-Month EURIBOR (Semiannually)	9/20/2028	EUR	5,720,000	(10,908)	(19,806)	8,898
3.75% (Semiannually)	6-Month ASX BBSW (Semiannually)	9/20/2028	AUD	4,060,000	66,409	63,890	2,519
6.00% (Semiannually)	1-Day MIBOR (Semiannually)	9/20/2028	INR	249,020,000	36,354	2,757	33,597
6-Month PRIBOR (Semiannually)	4.50% (Annually)	9/20/2028	CZK	59,775,000	23,610	16,621	6,989
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	9/20/2028	CNY	37,860,000	17,405	(8,880)	26,285
Swiss Average Overnight Rate (Annually)	2.00% (Annually)	9/20/2028	CHF	2,250,000	21,876	14,857	7,019
2.35% (Annually)	6-Month EURIBOR (Semiannually)	7/4/2029	EUR	950,000	28,391	15,439	12,952
2.68% (Annually)	1-Day SOFR (Annually)	7/28/2032	USD	10,300,000	182,021	138,866	43,155
Bank Of Canada Overnight Repo Rate (Semiannually)	3.32% (Semiannually)	3/23/2033	CAD	5,200,000	35,746	26,354	9,392
3.06% (Annually)	1-Day SOFR (Annually)	3/27/2033	USD	4,080,000	11,882	1,636	10,246
2.00% (Annually)	Swiss Average Overnight Rate (Annually)	9/20/2033	CHF	7,400,000	171,112	36,939	134,173
3.00% (Annually)	3-Month STIBOR (Quarterly)	9/20/2033	SEK	53,500,000	20,795	(52,283)	73,078
3.25% (Annually)	1-Day SONIA (Annually)	9/20/2033	GBP	500,000	52,833	48,054	4,779
3.50% (Annually)	6-Month NIBOR (Semiannually)	9/20/2033	NOK	28,900,000	72,999	31,100	41,899
3-Month JIBAR (Quarterly)	10.50% (Quarterly)	9/20/2033	ZAR	30,825,000	87,245	29,282	57,963
6-Month ASX BBSW (Semiannually)	4.00% (Semiannually)	9/20/2033	AUD	10,140,000	(218,938)	(243,780)	24,842
6-Month EURIBOR (Semiannually)	3.25% (Annually)	9/20/2033	EUR	110,000	(2,616)	(2,845)	229
6-Month PRIBOR (Semiannually)	4.25% (Annually)	9/20/2033	CZK	23,795,000	18,263	5,302	12,961
6-Month WIBOR (Semiannually)	5.50% (Annually)	9/20/2033	PLN	7,775,000	74,371	30,197	44,174
7.25% (Annually)	6-Month BUBOR (Semiannually)	9/20/2033	HUF	606,275,000	61,962	3,752	58,210
3.00% (Annually)	1-Day SOFR (Annually)	5/20/2034	USD	1,430,000	38,821	29,393	9,428
6-Month EURIBOR (Semiannually)	3.00% (Annually)	5/15/2035	EUR	9,120,000	72,321	29,320	43,001
6-Month EURIBOR (Semiannually)	2.86% (Annually)	7/4/2037	EUR	7,080,000	28,739	23,827	4,912
1-Day SOFR (Annually)	2.91% (Annually)	7/28/2037	USD	25,550,000	(328,683)	(356,281)	27,598
1-Day SOFR (Annually)	2.72% (Annually)	8/11/2037	USD	17,660,000	(339,879)	(381,379)	41,500
1-Day SOFR (Annually)	3.39% (Annually)	5/10/2038	USD	13,710,000	31,307	(11,050)	42,357
1.45% (Annually)	6-Month EURIBOR (Semiannually)	8/10/2042	EUR	28,550,000	924,198	500,101	424,097
1.56% (Annually)	6-Month EURIBOR (Semiannually)	7/6/2052	EUR	5,440,000	230,193	2,321	227,872
Subtotal Appreciation					$ 2,381,091	$ 80,647	$ 2,300,444
12.30% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	1,496,046	$ (1,289)	$ 1,905	$ (3,194)
12.71% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	1,437,365	(7,447)	(262)	(7,185)
13.30% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	8,356,958	(63,364)	(89)	(63,275)
4.00% (Annually)	1-Day SONIA (Annually)	3/7/2025	GBP	19,520,000	(479,570)	(8,377)	(471,193)
28-Day Mexico Interbank TIIE (Lunar)	9.25% (Lunar)	9/17/2025	MXN	14,400,000	(420)	256	(676)
1-Day CLP-TNA (Semiannually)	6.50% (Semiannually)	9/20/2025	CLP	411,115,000	(6,604)	(6,355)	(249)
3-Month STIBOR (Quarterly)	3.50% (Annually)	9/20/2025	SEK	173,780,000	(150,675)	(102,905)	(47,770)
4.25% (Annually)	3-Month TELBOR (Quarterly)	9/20/2025	ILS	11,175,000	(6,451)	(4,115)	(2,336)
1-Day SOFR (Annually)	3.00% (Annually)	5/20/2026	USD	6,230,000	(107,193)	(30,668)	(76,525)
1-Day SOFR (Annually)	2.92% (Annually)	3/27/2028	USD	6,190,000	(64,246)	5,006	(69,252)
1-Day ESTR (Annually)	3.00% (Annually)	4/13/2028	EUR	6,420,000	(2,178)	88,942	(91,120)
1-Day ESTR (Annually)	2.67% (Annually)	4/22/2028	EUR	23,400,000	35,753	115,926	(80,173)
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	9/20/2028	JPY	3,828,000,000	(326,227)	(312,661)	(13,566)
1-Day SOFR (Annually)	3.75% (Annually)	9/20/2028	USD	8,530,000	(23,670)	48,853	(72,523)
1-Day SOFR (Annually)	3.60% (Annually)	9/20/2028	USD	3,730,000	(35,202)	10,754	(45,956)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month KWCDC (Quarterly)	3.25% (Quarterly)	9/20/2028	KRW	8,368,580,000	$ (67,602)	$ (9,600)	$ (58,002)
3-Month New Zealand BBR FRA (Quarterly)	4.50% (Semiannually)	9/20/2028	NZD	4,170,000	(13,262)	(8,362)	(4,900)
5.00% (Annually)	6-Month WIBOR (Semiannually)	9/20/2028	PLN	8,010,000	(10,842)	(7,146)	(3,696)
1-Day SOFR (Annually)	3.42% (Annually)	3/31/2030	USD	16,800,000	(240,495)	(1,683)	(238,812)
1-Day SONIA (Annually)	0.31% (Annually)	6/17/2030	GBP	10,000	(3,226)	307	(3,533)
8.25% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	9/7/2033	MXN	15,095,000	(15,869)	(2,660)	(13,209)
0.75% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	9/20/2033	JPY	2,025,000,000	(214,625)	(176,667)	(37,958)
1-Day SOFR (Annually)	3.50% (Annually)	9/20/2033	USD	3,890,178	(1,236)	16,829	(18,065)
3.75% (Annually)	3-Month TELBOR (Quarterly)	9/20/2033	ILS	4,575,000	(13,219)	(421)	(12,798)
3.75% (Semiannually)	Bank Of Canada Overnight Repo Rate (Semiannually)	9/20/2033	CAD	3,470,000	(74,508)	(48,366)	(26,142)
3-Month KWCDC (Quarterly)	3.25% (Quarterly)	9/20/2033	KRW	2,285,330,000	(24,124)	(5,508)	(18,616)
3-Month New Zealand BBR FRA (Quarterly)	4.50% (Semiannually)	9/20/2033	NZD	2,360,000	3,208	7,953	(4,745)
5.00% (Semiannually)	1-Day CLP-TNA (Semiannually)	9/20/2033	CLP	904,175,000	(8,910)	—	(8,910)
6-Month ASX BBSW (Semiannually)	4.00% (Semiannually)	5/17/2034	AUD	2,810,000	(56,463)	(25,513)	(30,950)
6-Month EURIBOR (Semiannually)	2.15% (Annually)	8/9/2037	EUR	11,160,000	(296,433)	(266,948)	(29,485)
1-Day SONIA (Annually)	0.40% (Annually)	6/17/2040	GBP	10,000	(5,571)	512	(6,083)
2.08% (Annually)	1-Day SOFR (Annually)	7/28/2047	USD	21,760,000	312,119	340,682	(28,563)
6-Month EURIBOR (Semiannually)	1.05% (Annually)	8/11/2047	EUR	16,710,000	(438,176)	(208,133)	(230,043)
2.17% (Annually)	1-Day SOFR (Annually)	8/11/2052	USD	9,040,000	409,396	463,323	(53,927)
2.56% (Annually)	1-Day SOFR (Annually)	5/11/2053	USD	10,980,000	(63,762)	10,327	(74,089)
2.00% (Annually)	6-Month EURIBOR (Semiannually)	5/17/2053	EUR	4,640,000	(22,838)	6,469	(29,307)
2.50% (Annually)	6-Month EURIBOR (Semiannually)	9/20/2053	EUR	1,760,000	7,602	56,808	(49,206)
Subtotal Depreciation					$(2,077,619)	$ (51,587)	$(2,026,032)
Net Centrally Cleared Interest Rate Swaps outstanding at June 30, 2023					$ 303,472	$ 29,060	$ 274,412
Total Return Basket Swap Agreements outstanding at June 30, 2023:
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the USFFE or 1-Month LIBOR plus or minus a specified spread(-8.06% to 0.15%), which is denominated in USD based on the local currencies of the positions within the swap (Monthly).*	35-60 months maturity ranging from 05/26/2026 - 06/29/2028	GSC	$139,364,802	$(1,036,224)	$—	$(1,036,224)

* The following table represents disclosures associated with the underlying components of the total return basket swap as of period end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Marriott International, Inc. Class A	3,925	$ 720,983	$ 16,636	(1.61)%
Alphabet, Inc. Class A	5,500	658,350	(15,573)	1.50
MGIC Investment Corporation	41,463	654,701	(3,903)	0.38
General Electric Co.	(5,933)	651,740	(20,705)	2.00
Applied Materials, Inc.	4,439	641,613	35,886	(3.46)
Hilton Worldwide Holdings, Inc.	(3,994)	581,327	(14,769)	1.43
Nexstar Media Group, Inc. Class A	3,384	563,605	2,138	(0.21)
Intel Corporation	(16,481)	551,125	(33,434)	3.23
Crane Holdings Co.	(6,162)	549,157	(52,446)	5.06
Ball Corporation	(9,418)	548,222	(51,319)	4.95
New York Times Co. (The) Class A	13,803	543,562	34,082	(3.29)

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Kilroy Realty Corporation REIT	17,377	$ 522,874	$ 1,324	(0.13)%
Welltower, Inc. REIT	(6,230)	503,945	(518)	0.05
Ingersoll-Rand, Inc.	(7,700)	503,272	(21,235)	2.05
NVIDIA Corporation	(1,162)	491,549	(40,016)	3.86
Jabil, Inc.	(4,511)	486,872	(59,160)	5.71
Nordson Corporation	1,947	483,206	29,936	(2.89)
Landstar System, Inc.	2,492	479,810	11,732	(1.13)
Rollins, Inc.	10,980	470,273	21,185	(2.04)
Monolithic Power Systems, Inc.	869	469,460	32,259	(3.11)
Edwards Lifesciences Corporation	4,941	466,085	49,522	(4.78)
Morgan Stanley	(5,451)	465,515	2,533	(0.24)
Carnival Corporation	(24,561)	462,484	(140,248)	13.53
KLA Corporation	952	461,739	17,347	(1.67)
Robert Half International, Inc.	6,125	460,722	14,214	(1.37)
AGCO Corporation	3,464	455,239	28,706	(2.77)
JPMorgan Chase & Co.	(3,126)	454,645	(12,712)	1.23
Cintas Corporation	905	449,857	13,996	(1.35)
Chemed Corporation	826	447,419	5,715	(0.55)
Aramark	(10,277)	442,425	(27,319)	2.64
NNN REIT, Inc.	10,301	440,780	(5,006)	0.48
Adobe, Inc.	901	440,580	31,692	(3.06)
Raymond James Financial, Inc.	4,076	422,967	32,013	(3.09)
Highwoods Properties, Inc. REIT	17,375	415,436	22,490	(2.17)
Prologis, Inc. REIT	(3,354)	411,301	(3,501)	0.34
Neogen Corporation	(18,686)	406,420	(58,631)	5.66
Coterra Energy, Inc.	16,021	405,331	10,087	(0.97)
SL Green Realty Corporation REIT	(13,465)	404,623	(38,343)	3.70
Progressive Corporation (The)	(3,056)	404,523	(3,581)	0.35
Old Dominion Freight Line, Inc.	1,091	403,397	65,783	(6.35)
W.W. Grainger, Inc.	511	402,969	41,761	(4.03)
Dropbox, Inc. Class A	15,013	400,397	40,075	(3.87)
Marathon Petroleum Corporation	3,424	399,238	11,338	(1.09)
Americold Realty Trust REIT	(12,352)	398,970	(30,166)	2.91
Union Pacific Corporation	(1,943)	397,577	(7,937)	0.77
Playtika Holding Corporation	34,227	397,033	13,775	(1.33)
Entegris, Inc.	(3,580)	396,736	(5,340)	0.52
Ventas, Inc. REIT	(8,324)	393,475	(12,026)	1.16
Visa, Inc. Class A	1,654	392,792	21,064	(2.03)
NextEra Energy, Inc.	(5,268)	390,886	204	(0.02)
Other	(863,967)	115,597,595	(985,829)	95.10
		$139,364,802	$(1,036,224)	100.00%
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Communication Services	$ 19,803	$ —	$ —	$ 19,803
Other ^^	17,863,151	17,863,151	—	—
Total Common Stocks	17,882,954	17,863,151	—	19,803
Corporate Bonds	35,855,379	—	35,855,379	—
Foreign Bonds	736,203	—	736,203	—
Foreign Common Stocks	593,590	593,590	—	—
Money Market Funds	113,464,025	113,464,025	—	—
Mortgage-Backed Securities	12,156,046	—	12,156,046	—
Mutual Funds	208,029	208,029	—	—
Preferred Stocks:
Information Technology	276,675	—	276,675	—
Materials	10,140	—	10,140	—
Other ^^	1,244,641	1,244,641	—	—
Total Preferred Stocks	1,531,456	1,244,641	286,815	—
Purchased Option:
Call Swaption	5,386	5,386	—	—
U.S. Treasury Obligations	44,500,162	—	44,500,162	—
Total Assets - Investments in Securities	$226,933,230	$133,378,822	$93,534,605	$ 19,803
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 422,875	$ —	$ 422,875	$ —
Futures Contracts	811,606	811,606	—	—
Swap Agreements	2,300,444	—	2,300,444	—
Total Assets - Other Financial Instruments	$ 3,534,925	$ 811,606	$ 2,723,319	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Common Stocks Sold Short	$(8,169,518)	$(8,169,518)	$ —	$ —
Foreign Common Stocks Sold Short	(20,455)	(20,455)	—	—
Rights Sold Short	—	—	—	—
Written Options:
Call Swaptions	(68,449)	(68,449)	—	—
Put Swaption	(545,326)	(545,326)	—	—
Total Written Options	(613,775)	(613,775)	—	—
Total Liabilities - Investments in Securities	$(8,803,748)	$(8,803,748)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (511,014)	$ —	$ (511,014)	$ —
Futures Contracts	(658,027)	(658,027)	—	—
Swap Agreements	(3,062,256)	—	(3,062,256)	—
Total Liabilities - Other Financial Instruments	$(4,231,297)	$ (658,027)	$(3,573,270)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2023.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2023.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2023 (Unaudited)
Strategic Alternatives Fund
Assets
Investments in securities of unaffiliated issuers, at value	$217,812,162
Investments in securities of affiliated issuers, at value	9,121,068
Total investments, at value(1)	226,933,230
Cash	8,658,729
Cash collateral for derivatives	13,489,693
Deposits with broker for futures contracts	3,625,646
Foreign currency(2)	129,122
Upfront premiums paid from swap agreements	2,680,312
Receivables:
Dividends	63,685
Reclaims	1,717
Interest	618,186
From advisor	45,683
Investment securities sold	2,302,888
Fund shares sold	43,805
Variation margin on centrally cleared swaps	41,704
Unrealized appreciation on foreign currency exchange contracts	422,875
Prepaid expenses and other assets	24,179
Total Assets	259,081,454
Liabilities
Securities sold short, at value(3)	8,189,973
Options written, at value(4)	613,775
Upfront premiums received from swap agreements	2,651,252
Unrealized depreciation on foreign currency exchange contracts	511,014
Unrealized depreciation on swap agreements	1,036,224
Collateral from counterparty	2,077,737
Payables:
Investment securities purchased	9,587,607
Dividends on short sales	109
Fund shares redeemed	49,481
Variation margin on centrally cleared swaps	3,726
Variation margin on futures contracts	378,799
Accrued expenses:
Investment advisory fees	174,097
Shareholder servicing fees	8,081
Trustee fees	1,231
Other expenses	157,312
Total Liabilities	25,440,418
Net Assets	$233,641,036
Net Assets Consist of:
Paid-in-capital	$236,849,891
Distributable earnings (loss)	(3,208,855)
Net Assets	$233,641,036
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$194,458,931
Institutional shares outstanding	19,470,167
Net asset value, offering and redemption price per Institutional share	$ 9.99
Net assets applicable to the Investor Class	$ 39,182,105
Investor shares outstanding	3,951,903
Net asset value, offering and redemption price per Investor share	$ 9.91

(1)Investments in securities of unaffiliated issuers, at cost	$217,341,213
Investments in securities of affiliated issuers, at cost	9,121,068
Total investments, at cost	$226,462,281
(2)Foreign currency, at cost	$ 129,125
(3)Proceeds from securities sold short	$ 7,942,546
(4)Premiums received on options written	$ 520,273

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2023 (Unaudited)
Strategic Alternatives Fund
Investment Income
Dividends	$ 1,973,419
Income distributions received from affiliated funds	252,606
Interest	2,633,243
Total Investment Income	4,859,268
Expenses
Investment advisory fees	1,131,995
Transfer agent fees:
Institutional shares	2,281
Investor shares	7,107
Custodian fees	398,053
Shareholder servicing fees:
Investor shares	50,652
Accounting and administration fees	20,068
Professional fees	72,962
Blue sky fees:
Trustees expenses	1,374
Line of credit facility fees	514
Dividends on securities sold short	54,111
Other expenses	32,836
Total Expenses	1,771,953
Expenses waived/reimbursed	(345,742)
Net Expenses	1,426,211
Net Investment Income	3,433,057
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(1,040,483)
Investment securities sold short	986,886
Futures transactions	(572,041)
Swap agreements	(1,113,793)
Option contracts written	256,069
Option contracts purchased	1,629
Forward foreign currency contracts	22,492
Foreign currency	14,851
Net realized loss	(1,444,390)
Net change in unrealized appreciation (depreciation) on:
Investment securities	4,185,496
Investment securities sold short	(1,678,759)
Futures	505,713
Swap agreements	(1,106,535)
Option contracts written	5,048
Option contracts purchased	14,942
Forward foreign currency contracts	(66,624)
Foreign currency	491
Net change in unrealized appreciation (depreciation)	1,859,772
Net Realized and Unrealized Gain	415,382
Net Increase in Net Assets Resulting from Operations	$ 3,848,439
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Strategic Alternatives Fund
	For the Six Months Ended	For the Year Ended
	06/30/23	12/31/22
	(Unaudited)
Operations:
Net investment income	$ 3,433,057	$ 898,907
Net realized gain (loss) on investment securities, foreign currency and derivatives	(1,444,390)	3,178,134
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	1,859,772	(6,567,047)
Net increase (decrease) in net assets resulting from operations	3,848,439	(2,490,006)
Distributions to Shareholders:
Distributions paid
Institutional shares	—	(9,783,955)
Investor shares	—	(1,902,911)
Return of capital
Institutional shares	—	—
Investor shares	—	—
Total distributions	—	(11,686,866)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	15,424,809	68,880,884
Investor shares	5,597,384	42,431,998
Reinvestment of dividends and distributions
Institutional shares	—	8,379,830
Investor shares	—	1,902,455
Total proceeds from shares sold and reinvested	21,022,193	121,595,167
Value of shares redeemed
Institutional shares	(60,746,141)	(141,393,501)
Investor shares	(17,828,339)	(30,360,422)
Total value of shares redeemed	(78,574,480)	(171,753,923)
Net decrease from capital share transactions(1)	(57,552,287)	(50,158,756)
Total decrease in net assets	(53,703,848)	(64,335,628)
Net Assets:
Beginning of Period	287,344,884	351,680,512
End of Period	$233,641,036	$ 287,344,884

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Strategic Alternatives Fund
Institutional Class
2023(1)	$ 9.82	$ 0.14	$ 0.03	$ 0.17	$ —	$ —	$ —	$ 9.99	1.73%	$194,459	1.15%(2)	1.43%(2)	2.93%	364%
2022	10.29	0.03	(0.09)	(0.06)	(0.04)	(0.37)	(0.41)	9.82	(0.56)	236,559	1.15(2)	1.36(2)	0.31	327
2021	9.96	(0.05)	0.54	0.49	(0.02)	(0.14)	(0.16)	10.29	4.96	312,466	1.09(2)	1.17(2)	(0.46)	377
2020	10.13	0.08	(0.10)	(0.02)	(0.14)	(0.01)	(0.15)	9.96	(0.20)	287,088	1.10(2)	1.10(2)	0.82	483
2019	9.87	0.13	0.36	0.49	(0.19)	(0.04)	(0.23)	10.13	4.93	330,017	1.12(2)	1.12(2)	1.32	364
2018	10.07	0.20	(0.19)	0.01	(0.18)	(0.03)	(0.21)	9.87	0.15	320,404	1.01(2)	1.02(2)	1.96	172
Investor Class
2023(1)	$ 9.76	$ 0.13	$ 0.02	$ 0.15	$ —	$ —	$ —	$ 9.91	1.54%	$ 39,182	1.45%(2)	1.74%(2)	2.63%	364%
2022	10.23	0.01	(0.10)	(0.09)	(0.01)	(0.37)	(0.38)	9.76	(0.91)	50,786	1.46(2)	1.67(2)	0.06	327
2021	9.92	(0.08)	0.53	0.45	—	(0.14)	(0.14)	10.23	4.57	39,214	1.41(2)	1.52(2)	(0.76)	377
2020	10.13	0.06	(0.11)	(0.05)	(0.15)	(0.01)	(0.16)	9.92	(0.51)	45,689	1.36(2)	1.36(2)	0.59	483
2019	9.87	0.10	0.36	0.46	(0.16)	(0.04)	(0.20)	10.13	4.62	56,076	1.46(2)	1.46(2)	0.99	364
2018	10.07	0.17	(0.19)	(0.02)	(0.15)	(0.03)	(0.18)	9.87	(0.17)	66,652	1.36(2)	1.37(2)	1.65	172

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2023, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Strategic Alternatives Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.11%, 0.14%, 0.10%, 0.11%, 0.04%, and 0.05% for the years 2018, 2019, 2020, 2021, 2022 and for the six months ended June 30, 2023.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.  DESCRIPTION OF THE FUNDS
GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established 27 series (each, a “Fund” and together, the “Funds”). Each Fund, except the Growth Equity Fund, is a diversified, open-end management investment company,  registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Equity Index Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund may each become non-diversified solely as a result of a change in relative market capitalization or index weightings of one or more constituents of their respective target indexes.
The MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”
The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as a “Target Risk Fund” and together as the “Target Risk Funds.”
The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund and Impact Bond Fund are together referred to as the “Fixed Income Funds.”
The Defensive Market Strategies® Fund, Impact Equity Fund, Equity Index Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund, are together referred to as the “Equity Funds.”
The Global Real Estate Securities Fund is referred to as the “Real Assets Fund.”
The Strategic Alternatives Fund is referred to as the “Strategic Alternatives Fund.”
The Global Impact Fund was liquidated and terminated on or about January 27, 2023. In connection with the liquidation of the Impact Fund, the Fund made cash pro-rata distributions to all remaining shareholders who had not previously exchanged or redeemed all of their shares on or about the liquidation date.
There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.
Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Target Risk Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date and Target Risk Funds are commonly referred to as “Fund of Funds.”
  2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.
a. Valuation of Securities
Each Fund, except the Money Market Fund, values securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.
Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.
Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value.
Forward foreign currency contracts are valued based upon closing exchange rates from each respective foreign market.
Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.
Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.
Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).
Non-deliverable bond forward contracts are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of non-deliverable bond forward contracts).
To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Valuation Designee, which consists of the voting member of the Adviser's Valuation Committee. Securities for which market quotations are not readily available are valued at fair value according to methods established by the Valuation Designee. Due to the potential excessive volatility at the time valuations are developed, pricing may materially vary from the actual amounts realized upon sale of the securities.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If management becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Funds use Intercontinental Exchange (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign equity securities held by the Funds based on certain factors and methodologies applied by ICE in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with the Board of Trustees. The specific threshold can be set to 0.00% such that the adjustments to fair value for market movements occur daily to strike a more accurate NAV according to the most recently available information. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. This value is called the fair value trigger. The methodologies will only apply to those securities for which a "confidence interval" has been exceeded. ICE has established confidence intervals for each foreign security that determines the level of correlation between the fair value of the foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the valuation procedures is exceeded on a specific day, the Funds will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ICE.
Each Fund values their investments in underlying Funds daily at the closing NAV of each respective Fund.
The Financial Accounting Standards Board’s “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the requirements of U.S. GAAP, the amounts of transfers in and out of level 3, if material, are disclosed in the Note to Schedule of Investments for each respective fund.
b. Fixed Income Securities
The Fixed Income Funds, the Money Market Fund, and the Strategic Alternatives Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and/or other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial

Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities.”
The Fixed Income Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.
U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Funds’ shares. Some U.S. government securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
c. Foreign Currency Translations
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rate.
d. Loan Participations
The Fixed Income Funds, Defensive Market Strategies® Fund and Strategic Alternatives Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
The Fixed Income Funds, Defensive Market Strategies® Fund and Strategic Alternatives Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.

e. Real Estate Investment Securities
Each Select Fund may invest in real estate investment trusts (“REITs”) and other real-estate related securities.  A REIT is a company dedicated to owning, and usually operating, income-producing real estate or to financing real estate and can generally be classified as an equity REIT, mortgage REIT or hybrid REIT.  Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property.  Hybrid REITs combine characteristics of both equity REITs and mortgage REITs.  REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended.  Equity and mortgage REITs are dependent upon management skill and are subject to the risks of financing projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  In addition, adverse economic, business or political developments affecting the real estate sector could have a major effect on the value of a REIT and other real-estate related securities.
Dividend income from REITs is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
f. Repurchase Agreements
Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities, or by other securities sufficiently guaranteed and liquid in accordance with Rule 5b-3 under the 1940 Act. Any repurchase agreement entered into by a Fund will be collateralized by at least 100% of the repurchase price (including accrued interest) for repurchase agreements collateralized by U.S. Government securities or cash, and at least 102% of the repurchase price (including accrued interest) for other types of collateral. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
At June 30, 2023, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:
Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Nova Scotia	$ 100,000,000	$ (100,000,000)	$ —	$ —
BNP Paribas	126,000,000	(126,000,000)	—	—
Citigroup Global Markets, Inc.	100,000,000	(100,000,000)	—	—
Goldman Sachs & Co.	100,000,000	(100,000,000)	—	—
Mitsubishi UFJ Securities USA, Inc.	100,000,000	(100,000,000)	—	—
Mizuho Securities USA, Inc.	99,000,000	(99,000,000)	—	—

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Morgan Stanley	$ 100,000,000	$ (100,000,000)	$ —	$ —
Natixis S.A.	105,000,000	(105,000,000)	—	—
TD Securities USA LLC	95,000,000	(95,000,000)	—	—
Total Repurchase Agreements	$ 925,000,000	$ (925,000,000)	$ —	$ —
Low-Duration Bond
Citigroup Global Markets, Inc.	$ 2,200,000	$ (2,200,000)	$ —	$ —
Deutsche Bank Securities, Inc.	2,000,000	(2,000,000)	—	—
Total Repurchase Agreements	$ 4,200,000	$ (4,200,000)	$ —	$ —
Medium-Duration Bond
Citigroup Global Markets, Inc.	$ 119,400,000	$ (119,400,000)	$ —	$ —
Deutsche Bank Securities Inc.	118,700,000	(118,700,000)	—	—
Total Repurchase Agreements	$ 238,100,000	$ (238,100,000)	$ —	$ —
(1) The value of the related collateral received exceeded the value of the repurchase agreement as of June 30, 2023.
(2) Net amount represents the net amount of receivable due from (payable to) the counterparty in the event of a default.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
g. Short Sales
A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount and transaction costs.
The Fixed Income Funds and Strategic Alternatives Fund may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards to manage risk (e.g., duration, currency, credit, etc.). The Fixed Income Funds may occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund may be involved in dollar roll transactions with U.S. Treasury securities throughout the year. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value of up to 40% of the Fund's assets. The Defensive Market Strategies® Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets.
At June 30, 2023, the values of securities sold short were $346,524 in the International Equity Fund and $8,189,973 in the Strategic Alternatives Fund.
h. Synthetic Convertible Instruments
The Defensive Market Strategies® Fund establishes synthetic convertible instruments. Synthetic convertible instruments combine fixed-income securities (which may be convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a basket of fixed-income securities are pooled with a basket of options or warrants that produce the characteristics similar to a convertible security. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.
i. Derivative Financial Instruments
The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.
FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” requires additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.
Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
Foreign Currency Options and Futures — The Fixed Income Funds, Impact Equity Fund, Real Assets Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Strategic Alternatives Fund and the Defensive Market Strategies® Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.
Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Non-Deliverable Bond Forward Contracts — A non-deliverable bond forward is a short-term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by the Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.
Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.
Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options on the Statements of Assets and Liabilities.
Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap agreement amounts reported in the Statements of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.
Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements, such as total return swaps. The Equity Funds may enter into equity swap agreements, and the International Equity Fund and Emerging Markets Equity Fund may also enter into cross-currency swap agreements. The Fixed Income Funds may enter into interest rate, credit default, and cross-currency swap agreements. The Strategic Alternatives Fund may enter into equity and interest rate swap agreements.

Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement).
Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.
Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Certain Funds’ derivative agreements contain provisions that require a Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the period ended June 30, 2023, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.
Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.
The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement, and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation's default.

CDS agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. A Fund may use CDS on credit indexes to hedge a portfolio of CDS or bonds with a CDS on indexes which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indexes are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of year-end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of year-end for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Centrally cleared swaps require no payments at the beginning of the measurement period, nor are there liquidation payments at the termination of the swap.
Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap agreements may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.
Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined  date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.
Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of an underlying commodity. In return, a Fund receives either a fixed rate of interest or a rate determined by a floating rate index. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indexes involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
Forward Rate Agreements — Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date.  The Funds enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets.
Offsetting of Financial and Derivative Assets and Liabilities
Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.
At June 30, 2023, derivative assets and liabilities (by type) held by the Funds are as follows:
Fund	Assets	Liabilities
MyDestination 2045
Derivative Financial Instruments:
Futures contracts	$ 64,688	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	64,688	—
Derivatives not subject to an ISDA MA or similar agreement	64,688	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2055
Derivative Financial Instruments:
Futures contracts	$ 41,556	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	41,556	—
Derivatives not subject to an ISDA MA or similar agreement	41,556	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Balanced Allocation
Derivative Financial Instruments:
Futures contracts	$ 73,431	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	73,431	—
Derivatives not subject to an ISDA MA or similar agreement	73,431	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Growth Allocation
Derivative Financial Instruments:
Futures contracts	$ 77,535	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	77,535	—
Derivatives not subject to an ISDA MA or similar agreement	77,535	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Aggressive Allocation
Derivative Financial Instruments:
Futures contracts	$ 102,700	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	102,700	—
Derivatives not subject to an ISDA MA or similar agreement	102,700	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Low-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 163,897
Forward foreign currency contracts	49,804	528,401
Swap agreements	23,612	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	73,416	692,298
Derivatives not subject to an ISDA MA or similar agreement	20,661	169,782
Total assets and liabilities subject to an ISDA MA	$ 52,755	$ 522,516
Medium-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ 32,187	$ —
Forward foreign currency contracts	3,978,634	2,728,137
Options	1,052,111	2,041,377
Centrally cleared swaps	—	2,501
Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,062,932	4,772,015
Derivatives not subject to an ISDA MA or similar agreement	956,350	813,995
Total assets and liabilities subject to an ISDA MA	$ 4,106,582	$ 3,958,020
Global Bond
Derivative Financial Instruments:
Futures contracts	$ 60,867	$ —
Forward foreign currency contracts	7,553,155	12,088,604
Options	753	—
Centrally cleared swaps	—	9,751
Total derivative assets and liabilities in the Statements of Assets and Liabilities	7,614,775	12,098,355
Derivatives not subject to an ISDA MA or similar agreement	61,620	9,751
Total assets and liabilities subject to an ISDA MA	$ 7,553,155	$12,088,604

Fund	Assets	Liabilities
Defensive Market Strategies®
Derivative Financial Instruments:
Futures contracts	$ 58,782	$ —
Forward foreign currency contracts	11,369	800
Options	63,043,835	1,926,588
Total derivative assets and liabilities in the Statements of Assets and Liabilities	63,113,986	1,927,388
Derivatives not subject to an ISDA MA or similar agreement	63,113,986	1,927,388
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Impact Equity
Derivative Financial Instruments:
Futures contracts	$ 27,630	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	27,630	—
Derivatives not subject to an ISDA MA or similar agreement	27,630	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Equity Index
Derivative Financial Instruments:
Futures contracts	$ 502,913	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	502,913	—
Derivatives not subject to an ISDA MA or similar agreement	502,913	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Value Equity Index
Derivative Financial Instruments:
Futures contracts	$ 49,613	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	49,613	—
Derivatives not subject to an ISDA MA or similar agreement	49,613	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Value Equity
Derivative Financial Instruments:
Futures contracts	$ 86,625	$ —
Forward foreign currency contracts	16,255	904
Total derivative assets and liabilities in the Statements of Assets and Liabilities	102,880	904
Derivatives not subject to an ISDA MA or similar agreement	102,880	904
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Growth Equity Index
Derivative Financial Instruments:
Futures contracts	$ 41,813	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	41,813	—
Derivatives not subject to an ISDA MA or similar agreement	41,813	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Growth Equity
Derivative Financial Instruments:
Futures contracts	$ 173,250	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	173,250	—
Derivatives not subject to an ISDA MA or similar agreement	173,250	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Small Cap Equity
Derivative Financial Instruments:
Futures contracts	$ 52,080	$ —
Forward foreign currency contracts	5,576	303
Total derivative assets and liabilities in the Statements of Assets and Liabilities	57,656	303
Derivatives not subject to an ISDA MA or similar agreement	57,656	303
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity Index
Derivative Financial Instruments:
Futures contracts	$ 425,728	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	425,728	—
Derivatives not subject to an ISDA MA or similar agreement	425,728	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity
Derivative Financial Instruments:
Futures contracts	$ 221,005	$ —
Forward foreign currency contracts	4,080,034	1,899,063
Centrally cleared swaps	—	36,138
Swap agreements	440,031	1,724,642
Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,741,070	3,659,843
Derivatives not subject to an ISDA MA or similar agreement	221,005	36,138
Total assets and liabilities subject to an ISDA MA	$ 4,520,065	$ 3,623,705
Emerging Markets Equity
Derivative Financial Instruments:
Futures contracts	$ 199,136	$ —
Forward foreign currency contracts	2,451,434	2,308,152
Swap agreements	48,326	555,546
Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,698,896	2,863,698
Derivatives not subject to an ISDA MA or similar agreement	199,136	—
Total assets and liabilities subject to an ISDA MA	$ 2,499,760	$ 2,863,698

Fund	Assets	Liabilities
Global Real Estate Securities
Derivative Financial Instruments:
Futures contracts	$ 23,330	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	23,330	—
Derivatives not subject to an ISDA MA or similar agreement	23,330	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Strategic Alternatives
Derivative Financial Instruments:
Futures contracts	$ —	$ 378,799
Forward foreign currency contracts	422,875	511,014
Options	5,386	613,775
Centrally cleared swaps	41,704	3,726
Swap agreements	—	1,036,224
Total derivative assets and liabilities in the Statements of Assets and Liabilities	469,965	2,543,538
Derivatives not subject to an ISDA MA or similar agreement	41,704	382,525
Total assets and liabilities subject to an ISDA MA	$ 428,261	$ 2,161,013
The futures contracts and centrally cleared swap agreements shown above represent the variation margin shown on the Statements of Assets and Liabilities, which is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements.
At June 30, 2023, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral (received)/pledged by the Trust are as follows:
Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$ 23,612	$ —	$ 23,612	$ (21,000)	$ 2,612
Sub-adviser B
Other Counterparties*	29,143	(522,516)	(493,373)	200,964	(292,409)
Total Derivatives	$ 52,755	$ (522,516)	$ (469,761)	$ 179,964	$(289,797)
Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$ 161,812	$(1,048,452)	$ (886,640)	$ 760,000	$(126,640)
Sub-adviser B
Other Counterparties*	3,619,887	(1,210,308)	2,409,579	(2,153,556)	256,023
Sub-adviser C
Other Counterparties*	284,269	(1,515,210)	(1,230,941)	307,000	(923,941)
Sub-adviser D
Other Counterparties*	40,614	(184,050)	(143,436)	148,860	5,424
Total Derivatives	$4,106,582	$(3,958,020)	$ 148,562	$ (937,696)	$(789,134)

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Global Bond
Sub-adviser A
Other Counterparties*	$ 475,231	$ (5,009,871)	$(4,534,640)	$ 121,783	$(4,412,857)
Sub-adviser B
SC	1,049,408	(1,790,720)	(741,312)	45,000	(696,312)
Other Counterparties*	6,028,516	(5,286,947)	741,569	(999,896)	(258,327)
	7,077,924	(7,077,667)	257	(954,896)	(954,639)
Sub-adviser C
Other Counterparties*	—	(1,066)	(1,066)	—	(1,066)
Total Derivatives	$7,553,155	$(12,088,604)	$(4,535,449)	$ (833,113)	$(5,368,562)
International Equity
Sub-adviser A
Other Counterparties*	$4,520,065	$ (3,623,705)	$ 896,360	$ (896,360)	$ —
Total Derivatives	$4,520,065	$ (3,623,705)	$ 896,360	$ (896,360)	$ —
Emerging Markets Equity
Sub-adviser A
Other Counterparties*	$2,499,760	$ (2,529,368)	$ (29,608)	$ 29,608	$ —
Sub-adviser B
Other Counterparties*	—	(334,330)	(334,330)	—	(334,330)
Total Derivatives	$2,499,760	$ (2,863,698)	$ (363,938)	$ 29,608	$ (334,330)
Strategic Alternatives
Sub-adviser B
Other Counterparties*	$ 428,261	$ (1,124,789)	$ (696,528)	$ 675,815	$ (20,713)
Sub-adviser E
Other Counterparties*	—	(1,036,224)	(1,036,224)	1,036,224	—
Total Derivatives	$ 428,261	$ (2,161,013)	$(1,732,752)	$1,712,039	$ (20,713)
*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
Derivative Holdings Categorized by Risk Exposure
FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until June 30, 2023.
	Asset Derivative Value
Fund	Total Value at 6/30/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2045
Futures	$ 64,456	$ —	$ —	$ —	$ 64,456
MyDestination 2055
Futures	$ 51,141	$ —	$ —	$ —	$ 51,141
Balanced Allocation
Futures	$ 98,643	$ 336	$ —	$ —	$ 98,307
Growth Allocation
Futures	$ 71,291	$ 1,383	$ —	$ —	$ 69,908
Aggressive Allocation
Futures	$ 94,776	$ —	$ —	$ —	$ 94,776
Low-Duration Bond
Forwards	$ 49,804	$ —	$ 49,804	$ —	$ —
Futures	1,558,857	1,558,857	—	—	—
Swaps	23,612	—	—	23,612	—
Totals	$ 1,632,273	$ 1,558,857	$ 49,804	$ 23,612	$ —
Medium-Duration Bond
Forwards	$ 3,978,634	$ —	$ 3,978,634	$ —	$ —
Futures	1,872,851	1,872,851	—	—	—
Purchased Options	1,052,111	1,052,111	—	—	—
Swaps	7,527,408	6,911,429	—	615,979	—
Totals	$ 14,431,004	$ 9,836,391	$ 3,978,634	$ 615,979	$ —

	Asset Derivative Value
Fund	Total Value at 6/30/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Global Bond
Forwards	$ 7,553,155	$ —	$ 7,553,155	$ —	$ —
Futures	285,941	285,941	—	—	—
Purchased Options	753	753	—	—	—
Totals	$ 7,839,849	$ 286,694	$ 7,553,155	$ —	$ —
Defensive Market Strategies®
Forwards	$ 11,369	$ —	$ 11,369	$ —	$ —
Futures	34,658	34,658	—	—	—
Purchased Options	63,043,835	—	—	—	63,043,835
Totals	$ 63,089,862	$ 34,658	$ 11,369	$ —	$ 63,043,835
Impact Equity
Futures	$ 34,392	$ —	$ 1,453	$ —	$ 32,939
Equity Index
Futures	$ 679,264	$ —	$ —	$ —	$ 679,264
Value Equity Index
Futures	$ 125,839	$ —	$ —	$ —	$ 125,839
Value Equity
Forwards	$ 16,255	$ —	$ 16,255	$ —	$ —
Futures	210,660	—	—	—	210,660
Totals	$ 226,915	$ —	$ 16,255	$ —	$ 210,660
Growth Equity Index
Futures	$ 83,244	$ —	$ —	$ —	$ 83,244
Growth Equity
Futures	$ 137,440	$ —	$ —	$ —	$ 137,440
Small Cap Equity
Forwards	$ 5,576	$ —	$ 5,576	$ —	$ —
Futures	109,807	—	—	—	109,807
Totals	$ 115,383	$ —	$ 5,576	$ —	$ 109,807
International Equity Index
Futures	$ 150,729	$ —	$ —	$ —	$ 150,729
International Equity
Forwards	$ 4,080,034	$ —	$ 4,080,034	$ —	$ —
Futures	2,087,026	—	—	—	2,087,026
Swaps	440,031	—	—	—	440,031
Totals	$ 6,607,091	$ —	$ 4,080,034	$ —	$ 2,527,057
Emerging Markets Equity
Forwards	$ 2,451,434	$ —	$ 2,451,434	$ —	$ —
Futures	37,280	—	—	—	37,280
Swaps	48,326	—	—	—	48,326
Totals	$ 2,537,040	$ —	$ 2,451,434	$ —	$ 85,606

	Asset Derivative Value
Fund	Total Value at 6/30/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Global Real Estate Securities
Futures	$ 80,585	$ —	$ —	$ —	$ 80,585
Strategic Alternatives
Forwards	$ 422,875	$ —	$ 422,875	$ —	$ —
Futures	811,606	811,606	—	—	—
Purchased Options	5,386	5,386	—	—	—
Swaps	2,300,444	2,300,444	—	—	—
Totals	$ 3,540,311	$ 3,117,436	$ 422,875	$ —	$ —

	Liabilities Derivative Value
Fund	Total Value at 6/30/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2045
Futures	$ 1,118	$ 1,118	$ —	$ —	$ —
MyDestination 2055
Futures	$ 722	$ 722	$ —	$ —	$ —
Balanced Allocation
Futures	$ 40,436	$ 36,223	$ —	$ —	$ 4,213
Growth Allocation
Futures	$ 7,987	$ 5,350	$ —	$ —	$ 2,637
Aggressive Allocation
Futures	$ 3,396	$ —	$ —	$ —	$ 3,396
Low-Duration Bond
Forwards	$ 528,401	$ —	$ 528,401	$ —	$ —
Futures	4,592,876	4,592,876	—	—	—
Swaps	298,040	—	—	298,040	—
Totals	$ 5,419,317	$ 4,592,876	$ 528,401	$ 298,040	$ —
Medium-Duration Bond
Forwards	$ 2,728,137	$ —	$ 2,728,137	$ —	$ —
Futures	4,224,716	4,224,716	—	—	—
Written Options	2,041,377	2,041,377	—	—	—
Swaps	8,531,222	7,210,182	—	1,321,040	—
Totals	$ 17,525,452	$ 13,476,275	$ 2,728,137	$ 1,321,040	$ —
Global Bond
Forwards	$ 12,088,604	$ —	$ 12,088,604	$ —	$ —
Futures	1,847,727	1,847,727	—	—	—
Swaps	1,261,209	180,392	—	1,080,817	—
Totals	$ 15,197,540	$ 2,028,119	$ 12,088,604	$ 1,080,817	$ —

	Liabilities Derivative Value
Fund	Total Value at 6/30/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Defensive Market Strategies®
Forwards	$ 800	$ —	$ 800	$ —	$ —
Futures	942,265	942,265	—	—	—
Written Options	1,926,588	—	—	—	1,926,588
Totals	$ 2,869,653	$ 942,265	$ 800	$ —	$ 1,926,588
Value Equity
Forwards	$ 904	$ —	$ 904	$ —	$ —
Small Cap Equity
Forwards	$ 303	$ —	$ 303	$ —	$ —
International Equity
Forwards	$ 1,899,063	$ —	$ 1,899,063	$ —	$ —
Futures	1,052,510	—	—	—	1,052,510
Swaps	1,724,642	—	—	—	1,724,642
Totals	$ 4,676,215	$ —	$ 1,899,063	$ —	$ 2,777,152
Emerging Markets Equity
Forwards	$ 2,308,152	$ —	$ 2,308,152	$ —	$ —
Futures	641,369	—	—	—	641,369
Swaps	555,546	—	—	—	555,546
Totals	$ 3,505,067	$ —	$ 2,308,152	$ —	$ 1,196,915
Strategic Alternatives
Forwards	$ 511,014	$ —	$ 511,014	$ —	$ —
Futures	658,027	658,027	—	—	—
Written Options	613,775	613,775	—	—	—
Swaps	3,062,256	2,026,032	—	—	1,036,224
Totals	$ 4,845,072	$ 3,297,834	$ 511,014	$ —	$ 1,036,224

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net unrealized appreciation (depreciation) on: Futures
Net unrealized appreciation (depreciation) on: Option contracts written
Net unrealized appreciation (depreciation) on: Option contracts purchased

Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 6/30/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2035
Futures	$ 38,842	$ 42,639	$ —	$ —	$ (3,797)
MyDestination 2045
Futures	$ 94,678	$ (15,402)	$ —	$ —	$ 110,080
MyDestination 2055
Futures	$ 61,657	$ (302)	$ —	$ —	$ 61,959
Balanced Allocation
Futures	$ 108,547	$ 31,041	$ —	$ —	$ 77,506
Growth Allocation
Futures	$ 71,139	$ (4,770)	$ —	$ —	$ 75,909
Aggressive Allocation
Futures	$ (5,093)	$ —	$ —	$ —	$ (5,093)
Low-Duration Bond
Forwards	$ (928,687)	$ —	$ (928,687)	$ —	$ —
Futures	(990,054)	(990,054)	—	—	—
Swaps	(2,564,762)	(2,682,302)	—	117,540	—
Totals	$ (4,483,503)	$ (3,672,356)	$ (928,687)	$ 117,540	$ —

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 6/30/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Medium-Duration Bond
Forwards	$ 494,294	$ —	$ 494,294	$ —	$ —
Futures	908,664	908,664	—	—	—
Purchased Options	(2,856,277)	(2,856,277)	—	—	—
Swaps	2,552,963	1,878,436	—	674,527	—
Written Options	1,831,322	1,811,747	19,575	—	—
Totals	$ 2,930,966	$ 1,742,570	$ 513,869	$ 674,527	$ —
Global Bond
Forwards	$ (4,517,533)	$ —	$ (4,517,533)	$ —	$ —
Futures	(1,734,397)	(1,734,397)	—	—	—
Purchased Options	(48,271)	(48,271)	—	—	—
Swaps	(396,437)	(16,495)	—	(379,942)	—
Totals	$ (6,696,638)	$ (1,799,163)	$ (4,517,533)	$ (379,942)	$ —
Defensive Market Strategies®
Forwards	$ (425,425)	$ —	$ (425,425)	$ —	$ —
Futures	(647,582)	(1,460,852)	—	—	813,270
Written Options	32,515,347	—	—	—	32,515,347
Totals	$ 31,442,340	$ (1,460,852)	$ (425,425)	$ —	$ 33,328,617
Impact Equity
Forwards	$ (765)	$ —	$ (765)	$ —	$ —
Futures	(48,964)	—	—	—	(48,964)
Totals	$ (49,729)	$ —	$ (765)	$ —	$ (48,964)
Equity Index
Futures	$ 6,128,141	$ —	$ —	$ —	$ 6,128,141
Value Equity Index
Futures	$ 569,104	$ —	$ —	$ —	$ 569,104
Value Equity
Forwards	$ (1,007,513)	$ —	$ (1,007,513)	$ —	$ —
Futures	1,220,494	—	—	—	1,220,494
Totals	$ 212,981	$ —	$ (1,007,513)	$ —	$ 1,220,494
Growth Equity Index
Futures	$ 407,931	$ —	$ —	$ —	$ 407,931
Growth Equity
Futures	$ 933,018	$ —	$ —	$ —	$ 933,018
Small Cap Equity
Forwards	$ 33,955	$ —	$ 33,955	$ —	$ —
Futures	475,256	—	—	—	475,256
Totals	$ 509,211	$ —	$ 33,955	$ —	$ 475,256
International Equity Index
Futures	$ 1,749,113	$ —	$ —	$ —	$ 1,749,113

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 6/30/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$ (1,304,808)	$ —	$ —	$ —	$ (1,304,808)
Futures	10,125,091	—	—	—	10,125,091
Swaps	3,793,270	—	—	—	3,793,270
Totals	$ 12,613,553	$ —	$ —	$ —	$ 12,613,553
Emerging Markets Equity
Forwards	$ 3,219,378	$ —	$ 3,219,378	$ —	$ —
Futures	2,017,751	—	—	—	2,017,751
Swaps	(459,555)	—	—	—	(459,555)
Totals	$ 4,777,574	$ —	$ 3,219,378	$ —	$ 1,558,196
Global Real Estate Securities
Forwards	$ 4,782	$ —	$ 4,782	$ —	$ —
Futures	726,145	—	—	—	726,145
Totals	$ 730,927	$ —	$ 4,782	$ —	$ 726,145
Strategic Alternatives
Forwards	$ 22,492	$ —	$ 22,492	$ —	$ —
Futures	(572,041)	923,165	(531,227)	—	(963,979)
Purchased Options	1,629	1,629	—	—	—
Swaps	(1,113,793)	(100,763)	—	25,968	(1,038,998)
Written Options	256,069	256,069	—	—	—
Totals	$ (1,405,644)	$ 1,080,100	$ (508,735)	$ 25,968	$ (2,002,977)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 6/30/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2045
Futures	$ 63,338	$ —	$ —	$ —	$ 63,338
MyDestination 2055
Futures	$ 50,419	$ (722)	$ —	$ —	$ 51,141
Balanced Allocation
Futures	$ 58,207	$ (35,887)	$ —	$ —	$ 94,094
Growth Allocation
Futures	$ 63,304	$ (3,967)	$ —	$ —	$ 67,271
Aggressive Allocation
Futures	$ 91,380	$ —	$ —	$ —	$ 91,380
Low-Duration Bond
Forwards	$ 729,225	$ —	$ 729,225	$ —	$ —
Futures	(3,645,289)	(3,645,289)	—	—	—
Swaps	2,014,325	2,591,836	—	(577,511)	—
Totals	$ (901,739)	$ (1,053,453)	$ 729,225	$ (577,511)	$ —

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 6/30/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Medium-Duration Bond
Forwards	$ 1,865,821	$ —	$ 1,865,821	$ —	$ —
Futures	(4,079,116)	(4,079,116)	—	—	—
Purchased Options	269,089	269,089	—	—	—
Swaps	(2,961,685)	(3,033,672)	—	71,987	—
Written Options	(702,904)	(702,904)	—	—	—
Totals	$ (5,608,795)	$ (7,546,603)	$ 1,865,821	$ 71,987	$ —
Global Bond
Forwards	$ (2,244,751)	$ —	$ (2,244,751)	$ —	$ —
Futures	(323,523)	(323,523)	—	—	—
Purchased Options	32,225	(8,877)	41,102	—	—
Swaps	(542,675)	36,244	—	(578,919)	—
Totals	$ (3,078,724)	$ (296,156)	$ (2,203,649)	$ (578,919)	$ —
Defensive Market Strategies®
Forwards	$ 175,750	$ —	$ 175,750	$ —	$ —
Futures	1,437,827	(752,515)	—	—	2,190,342
Purchased Options	21,206,909	—	—	—	21,206,909
Written Options	1,190,415	—	—	—	1,190,415
Totals	$ 24,010,901	$ (752,515)	$ 175,750	$ —	$ 24,587,666
Impact Equity
Futures	$ 34,392	$ —	$ —	$ —	$ 34,392
Equity Index
Futures	$ 3,041,380	$ —	$ —	$ —	$ 3,041,380
Value Equity Index
Futures	$ 345,145	$ —	$ —	$ —	$ 345,145
Value Equity
Forwards	$ 122,200	$ —	$ 122,200	$ —	$ —
Futures	210,660	—	—	—	210,660
Totals	$ 332,860	$ —	$ 122,200	$ —	$ 210,660
Growth Equity Index
Futures	$ 406,041	$ —	$ —	$ —	$ 406,041
Growth Equity
Futures	$ 137,440	$ —	$ —	$ —	$ 137,440
Small Cap Equity
Forwards	$ 597	$ —	$ 597	$ —	$ —
Futures	109,807	—	—	—	109,807
Totals	$ 110,404	$ —	$ 597	$ —	$ 109,807
International Equity Index
Futures	$ 758,176	$ —	$ —	$ —	$ 758,176

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 6/30/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$ 1,283,754	$ —	$ —	$ —	$ 1,283,754
Futures	2,248,564	—	—	—	2,248,564
Swaps	(5,182,482)	—	—	—	(5,182,482)
Totals	$ (1,650,164)	$ —	$ —	$ —	$ (1,650,164)
Emerging Markets Equity
Forwards	$ 1,062,657	$ —	$ 1,062,657	$ —	$ —
Futures	(346,720)	—	—	—	(346,720)
Swaps	(229,122)	—	—	—	(229,122)
Totals	$ 486,815	$ —	$ 1,062,657	$ —	$ (575,842)
Global Real Estate Securities
Futures	$ 80,585	$ —	$ —	$ —	$ 80,585
Strategic Alternatives
Forwards	$ (66,624)	$ —	$ (66,624)	$ —	$ —
Futures	505,713	(254,650)	668,361	—	92,002
Purchased Options	14,942	14,942	—	—	—
Swaps	(1,106,535)	(103,593)	—	—	(1,002,942)
Written Options	5,048	5,048	—	—	—
Totals	$ (647,456)	$ (338,253)	$ 601,737	$ —	$ (910,940)

Volume of Derivative Transactions
The tables below summarize the average daily notional derivative transactions by Fund during the six-month period ended June 30, 2023.
Activity for the period is measured by the number of transactions during the fiscal year and the average daily notional amount for open forward foreign currency contract transactions. The amounts were as follows:
Fund	Number of transactions	Average notional market value of contracts
Low-Duration Bond	93	$2,243,856
Medium-Duration Bond	287	2,508,262
Global Bond	1,268	2,988,373
Defensive Market Strategies®	85	947,075
Impact Equity	1	10,056
Value Equity	71	1,727,187
Small Cap Equity	30	95,295
International Equity Index	2	265,728
International Equity	1,282	1,972,524
Emerging Markets Equity	1,949	801,812
Global Real Estate Securities	5	181,034
Strategic Alternatives	1,172	330,824
Activity for the period is measured by the average daily notional amount for long and short open future contracts. The amounts were as follows:
Fund	Long average notional market value of contracts	Short average notional market value of contracts
MyDestination 2035	$ 787,810	$ —
MyDestination 2045	735,076	—
MyDestination 2055	379,008	—
Balanced Allocation	434,256	—
Growth Allocation	434,657	—
Aggressive Allocation	945,880	—
Low-Duration Bond	13,903,979	2,843,249
Medium-Duration Bond	2,752,920	2,181,567
Global Bond	1,992,796	1,241,124
Defensive Market Strategies®	12,224,224	—
Impact Equity	1,102,385	—
Equity Index	5,632,828	—
Value Equity Index	984,716	—
Value Equity	8,425,701	—
Growth Equity Index	731,906	—
Growth Equity	9,124,004	—
Small Cap Equity	4,291,879	—
International Equity Index	1,351,823	—
International Equity	3,744,832	2,883,665
Emerging Markets Equity	1,816,229	1,291,280
Global Real Estate Securities	1,994,804	—
Strategic Alternatives	1,377,926	1,363,518

Activity for the period is measured by the number of transactions during the fiscal year and the average daily premiums paid and received on open options transactions. The amounts were as follows:
Fund	Number of transactions	Average premiums paid and received
Medium-Duration Bond	398	$ 21,061
Defensive Market Strategies®	244	188,894
Strategic Alternatives	16	80,212
Activity for the period is measured by the average daily notional amount for buy and sell protection on credit default swap transactions. The amounts were as follows:
Fund	Buy protection average notional market value	Sell protection average notional market value
Low-Duration Bond	$4,604,375	$ —
Medium-Duration Bond	3,964,937	3,104,772
Global Bond	2,482,533	—
Activity for the period is measured by the average daily notional amount for interest rate swaps based on the payment or receipt of the fixed rate. The amounts were as follows:
Fund	Paid fixed rate average notional market value	Received fixed rate average notional market value
Low-Duration Bond	$12,500,000	$ —
Medium-Duration Bond	3,360,421	3,060,430
Strategic Alternatives	2,811,212	2,473,478
Activity for the period is measured by the average daily notional amount for total return swaps. The amounts were as follows:
Fund	Average notional market value of transactions
International Equity	$1,341,966
Emerging Markets Equity	155,417
j. Dividends and Distributions to Shareholders
The Fixed Income Funds declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. The Defensive Market Strategies® Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Value Equity Index Fund and Growth Equity Index Fund declare and pay dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Target Risk Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.

k. Expenses
Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent and shareholder servicing fees.
l. Security Transactions, Income and Realized Gains and Losses
Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.
3.  FEES AND OTHER TRANSACTIONS
a. Investment Advisory Fees (Affiliate)
Pursuant to a separate investment advisory agreement, GuideStone Capital Management, LLC ("GSCM") acts as the Adviser to the Funds. As the Adviser, it provides an investment program for the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the asset allocation and general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds. GSCM and the Trust have entered into sub-advisory agreements with Parametric Portfolio Associates LLC ("Parametric") with respect to the overlay program of each Fund (except the Money Market Fund) and the completion portfolio program of each Fund (except the Money Market Fund, Global Real Estate Securities Fund, Equity Index Fund, International Equity Index Fund, Value Equity Index Fund and Growth Equity Index Fund). When such services are utilized, Parametric receives a fee from the respective Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the six-month period ended June 30, 2023, based upon average daily net assets, were as follows:
Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2015	0.10%	0.01%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Money Market	0.07%	0.04%
Low-Duration Bond	0.11%	0.17%
Medium-Duration Bond	0.13%	0.20%
Global Bond	0.25%	0.22%
Impact Bond	0.15%	0.23%
Defensive Market Strategies®	0.33%	0.28%
Impact Equity	0.33%	0.30%
Equity Index	0.08%	0.01%
Value Equity Index	0.08%	0.02%
Value Equity	0.33%	0.28%
Growth Equity Index	0.08%	0.02%
Growth Equity	0.33%	0.29%
Small Cap Equity	0.33%	0.53%
International Equity Index	0.10%	0.01%
International Equity	0.33%	0.43%
Emerging Markets Equity	0.33%	0.51%
Global Real Estate Securities	0.30%	0.38%
Strategic Alternatives	0.40%	0.55%
b. Shareholder Servicing Fees (Affiliate)
The Board of Trustees has adopted a Shareholder Service Plan for each Fund with an Investor Class. Under this Plan, the Investor Class is authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.
c. Expense Limitation (Affiliate)
The Impact Bond Fund, Strategic Alternatives Fund, Impact Equity Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund entered into expense cap agreements with GSCM, pursuant to which GSCM has agreed to pay, waive or assume expenses of the Class(es) of the Fund without regard to any expense reductions realized through use of directed brokerage, (and excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2024.
The Target Date Funds have entered into an expense cap agreement with GSCM, pursuant to which GSCM has agreed to pay, waive, or assume expenses of the Class(es) of the Fund (excluding extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2024.

The Expense Caps were as follows:
	For the Period January 1, 2023 to January 26, 2023		For the Period January 27, 2023 to April 30, 2023		For the Period May 1, 2023 to June 30, 2023
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015	0.50%	0.75%	0.50%	0.75%	0.45%	0.75%
MyDestination 2025	0.50%	0.75%	0.50%	0.75%	0.45%	0.75%
MyDestination 2035	0.50%	0.75%	0.50%	0.75%	0.45%	0.75%
MyDestination 2045	0.50%	0.75%	0.50%	0.75%	0.45%	0.75%
MyDestination 2055	0.50%	0.75%	0.50%	0.75%	0.45%	0.75%
Impact Bond	N/A	N/A	0.50%	0.79%	0.50%	0.79%
Impact Equity	N/A	N/A	N/A	1.21%	N/A	1.21%
Value Equity Index	0.20%	0.47%	0.20%	0.47%	0.20%	0.47%
Growth Equity Index	0.20%	0.47%	0.20%	0.47%	0.20%	0.47%
International Equity Index	0.22%	0.50%	0.22%	0.50%	0.22%	0.50%
Strategic Alternatives	1.08%	1.40%	1.08%	1.40%	1.12%	1.44%

Each Fund in turn agreed to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation in place during the year in which (1) GSCM incurred or waived the operating expenses, or (2) during the year in which the reimbursement would be made, whichever is lower, and provided further that no amount will be reimbursed by the respective class of that Fund more than three years after the year in which it was incurred or waived.
For those Funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement and the expiration schedule at June 30, 2023, are as follows:
	Institutional Class				Investor Class
Fund	2023	2024	2025	2026	2023	2024	2025	2026
MyDestination 2015	$109,694	$ 44,635	$ 70,345	$ 36,710	$360,893	$110,648	$161,238	$37,438
MyDestination 2025	130,599	44,948	103,517	88,280	380,688	119,203	228,539	68,720
MyDestination 2035	—	—	—	41,792	—	—	—	—
MyDestination 2045	—	—	—	5,173	—	—	—	—
MyDestination 2055	—	3,246	8,332	13,643	—	—	19,777	12,683
Impact Bond	N/A	N/A	N/A	55,916	N/A	N/A	N/A	23,015
Impact Equity	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9,641
Value Equity Index	N/A	N/A	109,631	38,604	N/A	N/A	30,924	13,577
Growth Equity Index	N/A	N/A	111,101	35,984	N/A	N/A	30,987	13,611
International Equity Index	—	—	—	—	—	—	28,216	11,381
Strategic Alternatives	—	246,313	589,090	286,782	—	42,950	121,475	58,960
The shareholder servicing agent, the Adviser, and/or the sub-adviser may voluntarily waive fees and/or reimburse expenses to the extent necessary to assist the Money Market Fund in attempting to maintain a yield of at least 0.00%.  Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser.  There is no guarantee that the Money Market Fund will maintain a positive yield. These previously waived fees are not subject to recoupment.

d. Brokerage Service Arrangements
Subject to best execution, the Adviser directs the sub-advisers to place a certain percentage of security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statements of Operation under the heading “Fees Paid Indirectly.”
Fund	Expenses Paid Through Brokerage Service Agreements
Value Equity	$ 2,830
Growth Equity	4,788
Small Cap Equity	19,644
Emerging Markets Equity	2,242
Global Real Estate Securities	21,999
e. Administrator, Transfer Agent and Distributor
The Northern Trust Company (“Northern Trust”) provides administrative and accounting services to the Funds. For its services as Administrator, Northern Trust is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.0028% and 0.0225% of average daily net assets. For its services as Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.
Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.
f. Investments in Affiliates
The Target Date and Target Risk Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Target Risk Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At June 30, 2023, the Target Date and Target Risk Funds were the owners of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:
Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund
Money Market	0.72%	1.86%	2.04%	1.55%	0.95%
Low-Duration Bond	11.18	23.25	—	—	—
Medium-Duration Bond	7.22	15.83	15.17	5.14	1.13
Global Bond	6.37	15.98	14.02	4.76	1.04
Defensive Market Strategies®	5.23	16.00	10.34	4.54	1.98
Equity Index	3.50	11.77	16.05	16.49	7.89
Small Cap Equity	1.98	6.75	9.14	9.38	4.48
International Equity Index	5.77	19.17	26.23	27.06	12.87
Emerging Markets Equity	2.87	9.63	13.14	13.36	6.45
Global Real Estate Securities	2.18	7.10	8.39	8.15	3.86
Strategic Alternatives	2.73	7.19	4.32	—	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Money Market	0.44%	2.27%	1.79%	1.75%
Low-Duration Bond	16.88	4.46	1.51	—
Medium-Duration Bond	2.43	16.85	5.78	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Global Bond	2.24%	17.81%	6.11%	—%
Impact Bond	27.34	31.34	24.86	—
Defensive Market Strategies®	2.34	9.53	3.42	—
Impact Equity	6.64	25.82	21.03	33.02
Value Equity Index	3.45	19.57	28.35	37.86
Value Equity	1.76	9.97	14.34	19.39
Growth Equity Index	3.18	17.69	25.63	34.36
Growth Equity	1.19	6.64	9.63	12.93
Small Cap Equity	0.59	3.38	4.84	6.60
International Equity	2.15	11.87	17.32	23.13
Emerging Markets Equity	1.32	7.26	10.62	14.23
Global Real Estate Securities	1.97	10.07	11.92	—
Strategic Alternatives	8.96	20.79	10.27	—
A summary of the Funds' total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the six-month period ended June 30, 2023, is as follows (amounts in thousands):
	Total Value at 12/31/22	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/23	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$ 7,072	$ 33,898	$ 29,463	$ —	$ —	$ 11,507	$ 198	$ —
Low-Duration Bond	102,608	31,252	6,841	(417)	409	127,011	1,437	—
Medium-Duration Bond	158,609	8,607	16,528	(2,441)	3,896	152,143	2,614	—
Global Bond	34,697	3,054	1,800	(333)	583	36,201	284	—
Defensive Market Strategies®	70,293	1,233	4,268	(351)	3,979	70,886	1,083	—
Equity Index	114,186	2,415	14,408	4,750	13,054	119,997	736	—
International Equity Index	49,747	2,124	7,344	(4)	5,897	50,420	—	—
Small Cap Equity	14,231	1,506	1,873	(168)	1,232	14,928	—	—
Emerging Markets Equity	22,064	260	2,294	410	1,215	21,655	—	—
Global Real Estate Securities	5,195	540	—	—	12	5,747	120	23
Strategic Alternatives	19,464	85	13,275	(402)	498	6,370	—	—
	$ 598,166	$ 84,974	$ 98,094	$ 1,044	$ 30,775	$ 616,865	$ 6,472	$ 23
MyDestination 2025
Money Market	$ 22,258	$ 59,523	$ 51,909	$ —	$ —	$ 29,872	$ 539	$ —
Low-Duration Bond	164,871	108,655	9,000	(362)	67	264,231	2,950	—
Medium-Duration Bond	380,718	18,924	70,750	(10,078)	14,538	333,352	5,777	—
Global Bond	89,998	4,970	4,850	(843)	1,548	90,823	699	—
Defensive Market Strategies®	201,112	7,377	2,400	(148)	10,878	216,819	3,336	—
Equity Index	377,965	4,880	38,701	10,329	48,879	403,352	2,480	—
International Equity Index	165,677	1,301	18,900	31	19,449	167,558	—	—
Small Cap Equity	46,218	2,307	800	121	3,162	51,008	—	—
Emerging Markets Equity	71,728	1,500	5,896	868	4,402	72,602	—	—
Global Real Estate Securities	17,454	1,278	100	(24)	87	18,695	392	75
Strategic Alternatives	33,758	100	17,322	(553)	818	16,801	—	—
	$1,571,757	$210,815	$220,628	$ (659)	$103,828	$1,665,113	$16,173	$ 75

	Total Value at 12/31/22	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/23	Dividend Income	Distributions of Realized Gains
MyDestination 2035
Money Market	$ 27,339	$ 53,346	$ 47,939	$ —	$ —	$ 32,746	$ 720	$ —
Medium-Duration Bond	276,623	43,105	2,000	(301)	2,060	319,487	5,101	—
Global Bond	69,066	10,190	—	—	437	79,693	598	—
Defensive Market Strategies®	119,677	13,662	—	—	6,731	140,070	2,124	—
Equity Index	491,626	7,416	27,600	7,702	70,713	549,857	3,366	—
International Equity Index	213,526	5,100	14,650	362	24,903	229,241	—	—
Small Cap Equity	58,664	6,966	1,000	(81)	4,505	69,054	—	—
Emerging Markets Equity	90,960	2,700	1,273	154	6,585	99,126	—	—
Global Real Estate Securities	18,353	3,651	—	—	68	22,072	462	89
Strategic Alternatives	8,051	1,907	—	—	145	10,103	—	—
	$1,373,885	$148,043	$ 94,462	$ 7,836	$116,147	$1,551,449	$12,371	$ 89
MyDestination 2045
Money Market	$ 20,898	$ 45,311	$ 41,345	$ —	$ —	$ 24,864	$ 542	$ —
Medium-Duration Bond	91,289	19,122	2,800	(315)	891	108,187	1,716	—
Global Bond	22,863	4,853	800	(141)	283	27,058	204	—
Defensive Market Strategies®	52,967	5,676	—	—	2,893	61,536	940	—
Equity Index	481,615	19,383	14,833	5,988	72,858	565,011	3,455	—
International Equity Index	207,242	11,925	7,659	131	24,854	236,493	—	—
Small Cap Equity	58,172	9,447	1,251	217	4,328	70,913	—	—
Emerging Markets Equity	90,197	5,912	2,148	317	6,490	100,768	—	—
Global Real Estate Securities	17,716	3,798	100	(20)	65	21,459	437	84
	$1,042,959	$125,427	$ 70,936	$ 6,177	$112,662	$1,216,289	$ 7,294	$ 84
MyDestination 2055
Money Market	$ 10,867	$ 38,307	$ 33,908	$ —	$ —	$ 15,266	$ 250	$ —
Medium-Duration Bond	19,148	4,639	168	(38)	126	23,707	371	—
Global Bond	4,800	1,149	39	(8)	31	5,933	44	—
Defensive Market Strategies®	21,593	4,091	68	(14)	1,228	26,830	410	—
Equity Index	215,446	20,590	2,536	757	36,018	270,275	1,653	—
International Equity Index	92,876	9,024	841	(18)	11,473	112,514	—	—
Small Cap Equity	25,994	6,250	513	21	2,104	33,856	—	—
Emerging Markets Equity	40,400	5,593	446	(24)	3,145	48,668	—	—
Global Real Estate Securities	7,914	2,257	11	(1)	5	10,164	207	40
	$ 439,038	$ 91,900	$ 38,530	$ 675	$ 54,130	$ 547,213	$ 2,935	$ 40

	Total Value at 12/31/22	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/23	Dividend Income	Distributions of Realized Gains
Conservative Allocation
Money Market	$ 5,318	$ 25,248	$ 23,543	$ —	$ —	$ 7,023	$ 126	$ —
Low-Duration Bond	205,332	5,239	19,167	(1,133)	1,524	191,795	2,206	—
Medium-Duration Bond	53,889	1,571	4,877	(852)	1,363	51,094	892	—
Global Bond	13,906	102	1,387	(249)	372	12,744	101	—
Defensive Market Strategies®	32,225	693	2,882	(210)	1,886	31,712	493	—
Global Impact	12,892	54	13,713	(1,290)	2,057	—	54	—
Impact Bond	—	17,604	516	1	(294)	16,795	247	—
Impact Equity	—	8,109	893	14	520	7,750	—	—
Value Equity Index	5,703	275	620	33	243	5,634	48	—
Value Equity	16,984	1,010	1,793	(149)	888	16,940	85	—
Growth Equity Index	5,283	39	1,015	85	1,325	5,717	18	—
Growth Equity	16,352	558	4,267	(2,116)	6,521	17,048	9	—
Small Cap Equity	4,412	377	675	69	265	4,448	—	—
International Equity	23,754	1,250	4,543	393	2,467	23,321	—	—
Emerging Markets Equity	10,210	569	1,639	(266)	1,051	9,925	—	—
Global Real Estate Securities	4,883	524	250	(41)	65	5,181	109	21
Strategic Alternatives	21,911	12	1,335	(12)	382	20,958	—	—
	$ 433,054	$ 63,234	$ 83,115	$ (5,723)	$ 20,635	$ 428,085	$ 4,388	$ 21
Balanced Allocation
Money Market	$ 22,773	$ 49,164	$ 35,548	$ —	$ —	$ 36,389	$ 633	$ —
Low-Duration Bond	50,157	1,946	1,450	(75)	156	50,734	575	—
Medium-Duration Bond	349,728	18,621	16,300	(2,628)	5,464	354,885	6,041	—
Global Bond	101,534	2,672	3,700	(711)	1,458	101,253	795	—
Defensive Market Strategies®	126,481	1,994	5,985	(456)	7,050	129,084	1,994	—
Global Impact	47,748	201	50,790	(5,154)	7,995	—	201	—
Impact Bond	—	21,183	1,500	(22)	(408)	19,253	286	—
Impact Equity	—	30,193	2,111	41	2,031	30,154	—	—
Value Equity Index	30,678	1,364	1,501	54	1,389	31,984	264	—
Value Equity	92,409	4,940	5,327	(502)	4,492	96,012	475	—
Growth Equity Index	29,080	103	5,156	433	7,342	31,802	103	—
Growth Equity	89,386	2,250	21,065	(8,544)	32,746	94,773	50	—
Small Cap Equity	24,078	2,102	2,457	(243)	2,039	25,519	—	—
International Equity	127,384	4,500	18,504	(334)	15,904	128,950	—	—
Emerging Markets Equity	54,779	1,404	5,600	991	3,199	54,773	—	—
Global Real Estate Securities	24,330	2,567	511	(97)	226	26,515	545	104
Strategic Alternatives	48,412	1,023	1,627	(18)	847	48,637	—	—
	$1,218,957	$146,227	$179,132	$(17,265)	$ 91,930	$1,260,717	$11,962	$104

	Total Value at 12/31/22	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/23	Dividend Income	Distributions of Realized Gains
Growth Allocation
Money Market	$ 17,726	$ 39,915	$ 28,938	$ —	$ —	$ 28,703	$ 505	$ —
Low-Duration Bond	16,766	1,154	750	(33)	61	17,198	194	—
Medium-Duration Bond	114,420	14,421	7,950	(1,287)	2,191	121,795	2,030	—
Global Bond	33,505	2,443	1,450	(289)	535	34,744	268	—
Defensive Market Strategies®	44,404	707	1,135	(237)	2,552	46,291	707	—
Global Impact	36,852	155	39,200	(4,062)	6,255	—	155	—
Impact Bond	—	16,507	907	(6)	(323)	15,271	226	—
Impact Equity	—	23,213	304	—	1,649	24,558	—	—
Value Equity Index	43,743	1,564	991	36	1,983	46,334	380	—
Value Equity	130,850	5,963	4,311	(29)	5,642	138,115	691	—
Growth Equity Index	40,343	1,149	6,513	522	10,564	46,064	149	—
Growth Equity	124,614	3,072	24,857	(8,516)	43,063	137,376	72	—
Small Cap Equity	33,591	2,917	2,408	(168)	2,643	36,575	—	—
International Equity	181,603	6,499	21,927	(4,033)	26,041	188,183	—	—
Emerging Markets Equity	77,365	1,866	4,902	198	5,559	80,086	—	—
Global Real Estate Securities	27,213	4,392	300	(72)	149	31,384	647	124
Strategic Alternatives	23,977	305	651	(19)	428	24,040	—	—
	$ 946,972	$126,242	$147,494	$(17,995)	$108,992	$1,016,717	$ 6,024	$124
Aggressive Allocation
Money Market	$ 14,586	$ 42,956	$ 29,435	$ —	$ —	$ 28,107	$ 451	$ —
Impact Equity	—	36,585	564	(2)	2,545	38,564	—	—
Value Equity Index	59,073	2,107	2,077	92	2,667	61,862	507	—
Value Equity	177,598	8,779	7,218	19	7,568	186,746	923	—
Growth Equity Index	55,660	2,200	10,979	581	14,292	61,754	200	—
Growth Equity	175,316	2,347	39,631	(13,302)	59,803	184,533	98	—
Small Cap Equity	45,126	3,895	2,460	(152)	3,488	49,897	—	—
International Equity	245,838	7,450	31,465	(5,642)	35,190	251,371	—	—
Emerging Markets Equity	105,618	4,072	10,350	(739)	8,745	107,346	—	—
	$ 878,815	$110,391	$134,179	$(19,145)	$134,298	$ 970,180	$ 2,179	$ —
Low-Duration Bond
Money Market	$ 21,270	$513,956	$514,128	$ —	$ —	$ 21,098	$ 733	$ —
Medium-Duration Bond
Money Market	$ 71,772	$535,153	$552,413	$ —	$ —	$ 54,512	$ 1,420	$ —
Global Bond
Money Market	$ 33,998	$164,752	$158,490	$ —	$ —	$ 40,260	$ 783	$ —
Impact Bond
Money Market	$ —	$ 24,668	$ 22,920	$ —	$ —	$ 1,748	$ 93	$ —
Defensive Market Strategies®
Money Market	$ 28,530	$199,546	$197,818	$ —	$ —	$ 30,258	$ 987	$ —

	Total Value at 12/31/22	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/23	Dividend Income	Distributions of Realized Gains
Impact Equity
Money Market	$ —	$ 65,235	$ 60,948	$ —	$ —	$ 4,287	$ 120	$ —
Equity Index
Money Market	$ 102,717	$246,859	$296,101	$ —	$ —	$ 53,475	$ 1,428	$ —
Value Equity Index
Money Market	$ 6,950	$ 26,083	$ 29,115	$ —	$ —	$ 3,918	$ 111	$ —
Value Equity
Money Market	$ 37,901	$171,656	$184,310	$ —	$ —	$ 25,247	$ 758	$ —
Growth Equity Index
Money Market	$ 10,051	$ 36,955	$ 41,391	$ —	$ —	$ 5,615	$ 123	$ —
Growth Equity
Money Market	$ 53,072	$271,552	$278,498	$ —	$ —	$ 46,126	$ 754	$ —
Small Cap Equity
Money Market	$ 27,482	$124,135	$119,899	$ —	$ —	$ 31,718	$ 686	$ —
International Equity Index
Money Market	$ 25,347	$105,741	$103,457	$ —	$ —	$ 27,631	$ 516	$ —
International Equity
Money Market	$ 55,955	$480,479	$496,881	$ —	$ —	$ 39,553	$ 1,389	$ —
Emerging Markets Equity
Money Market	$ 21,531	$113,112	$112,475	$ —	$ —	$ 22,168	$ 552	$ —
Global Real Estate Securities
Money Market	$ 9,921	$ 99,478	$101,835	$ —	$ —	$ 7,564	$ 188	$ —
Strategic Alternatives
Money Market	$ 8,616	$122,194	$121,689	$ —	$ —	$ 9,121	$ 253	$ —
4.  SECURITIES LENDING
Pursuant to a Securities Lending Authorization Agreement with Northern Trust, the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. When loaning securities, the Select Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Select Funds also have the ability to terminate the loans at any time and can do so in order to vote proxies or sell the securities. The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The adequacy of the collateral is monitored on a daily basis, and the market value of the securities loaned is determined at the close of each business day. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term government money market fund managed by an affiliate of Northern Trust, which invests 99.5% or more of its total assets in U.S. government securities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral, and as such, this amount is not presented on the Funds’ Schedules of Investments.
The securities lending agreements with borrowers permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Funds. There is a risk that a borrower may default on its obligations to return loaned securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions.
At June 30, 2023, the market values of loaned securities and collateral received were as follows:
Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral *
Low-Duration Bond	$106,334,582	$ 99,631,956	$ 9,655,607	$109,287,563
Medium-Duration Bond	89,660,524	63,830,656	28,258,812	92,089,468
Global Bond	40,473,772	18,139,285	23,771,502	41,910,787
Defensive Market Strategies®	164,685,550	155,832,675	12,393,585	168,226,260
Impact Equity	1,311,817	1,346,141	—	1,346,141
Equity Index	110,209,037	111,306,767	135,500	111,442,267
Value Equity Index	6,443,492	6,143,784	382,843	6,526,627
Value Equity	64,587,444	58,509,359	6,961,394	65,470,753
Growth Equity Index	5,742,066	5,523,556	272,781	5,796,337
Growth Equity	85,167,180	82,519,167	3,538,384	86,057,551
Small Cap Equity	137,014,124	124,413,207	15,569,897	139,983,104
International Equity Index	26,570,373	10,355,535	17,473,666	27,829,201
International Equity	17,560,487	16,521,199	2,260,250	18,781,449
Emerging Markets Equity	21,140,422	14,826,608	7,123,365	21,949,973
Global Real Estate Securities	18,502,405	16,995,922	2,233,818	19,229,740
*As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan in certain Funds resulting in a net amount of $0. Refer to the Fund's Schedule of Investments for details on the securities out on loan. Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.
The Funds’ securities lending transactions are accounted for as secured borrowings and have an overnight and continuous contractual maturity. The gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2023, are disclosed as “Collateral held for securities on loan, at value” on the Statements of Assets and Liabilities, where applicable.

5.  INVESTMENT TRANSACTIONS
For the six-month period ended June 30, 2023, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:
	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2015	$ 51,564,441	$ 68,631,656	$ 6,342,697	$ 2,606,610
MyDestination 2025	152,601,087	168,717,268	16,817,104	3,323,383
MyDestination 2035	94,697,529	46,522,503	—	—
MyDestination 2045	80,117,867	29,604,461	—	—
MyDestination 2055	53,594,327	4,623,879	—	—
Conservative Allocation	24,274,632	45,861,535	—	—
Balanced Allocation	46,274,818	92,795,887	—	—
Growth Allocation	47,128,252	79,357,356	—	—
Aggressive Allocation	67,435,943	104,743,632	—	—
Low-Duration Bond	222,620,567	162,816,890	931,671,419	768,854,529
Medium-Duration Bond	157,244,774	145,077,304	3,755,929,799	3,733,614,562
Global Bond	40,538,661	35,467,256	113,038,625	98,942,581
Impact Bond	12,489,003	3,205,838	17,862,235	13,352,294
Defensive Market Strategies®	201,064,579	223,985,555	79,780,387	91,900,000
Impact Equity	57,854,273	22,967,690	—	—
Equity Index	83,281,768	58,196,059	—	—
Value Equity Index	30,995,867	19,824,857	—	—
Value Equity	213,892,726	227,417,644	—	—
Growth Equity Index	29,910,585	23,298,824	—	—
Growth Equity	342,520,578	428,516,934	—	—
Small Cap Equity	180,322,106	162,681,129	—	—
International Equity Index	25,805,378	27,584,946	—	—
International Equity	344,122,209	389,074,803	—	—
Emerging Markets Equity	221,381,411	219,940,148	—	—
Global Real Estate Securities	186,895,897	169,175,701	—	—
Strategic Alternatives	27,447,663	36,822,174	233,807,238	264,278,819

6.  CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:
	Six Months Ended 6/30/23		Year Ended 12/31/22
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015
Shares sold	1,271,653	1,418,171	8,506,602	3,171,752
Shares reinvested	—	—	1,747,936	3,137,619
Shares redeemed	(1,348,577)	(3,159,241)	(4,010,625)	(8,468,329)
Net increase (decrease)	(76,924)	(1,741,070)	6,243,913	(2,158,958)
MyDestination 2025
Shares sold	4,694,106	2,978,288	20,703,809	6,169,619
Shares reinvested	—	—	4,619,412	7,487,388
Shares redeemed	(2,693,906)	(6,269,645)	(4,903,977)	(12,467,074)
Net increase (decrease)	2,000,200	(3,291,357)	20,419,244	1,189,933
MyDestination 2035
Shares sold	5,449,835	4,022,343	18,708,159	6,971,108
Shares reinvested	—	—	4,189,601	5,645,932
Shares redeemed	(1,009,145)	(4,125,371)	(2,509,370)	(5,399,724)
Net increase (decrease)	4,440,690	(103,028)	20,388,390	7,217,316
MyDestination 2045
Shares sold	5,516,960	3,852,374	10,394,985	6,088,518
Shares reinvested	—	—	3,020,304	4,054,049
Shares redeemed	(619,867)	(3,270,769)	(1,693,624)	(2,699,101)
Net increase (decrease)	4,897,093	581,605	11,721,665	7,443,466
MyDestination 2055
Shares sold	3,201,969	2,132,938	3,191,968	3,617,776
Shares reinvested	—	—	792,656	1,060,564
Shares redeemed	(191,075)	(1,554,582)	(618,920)	(826,922)
Net increase (decrease)	3,010,894	578,356	3,365,704	3,851,418
Conservative Allocation
Shares sold	829,714	666,965	2,819,742	2,778,612
Shares reinvested	—	—	453,854	1,454,123
Shares redeemed	(1,015,463)	(2,608,760)	(5,909,164)	(7,065,981)
Net increase (decrease)	(185,749)	(1,941,795)	(2,635,568)	(2,833,246)
Balanced Allocation
Shares sold	1,633,856	986,067	4,559,693	2,383,404
Shares reinvested	—	—	1,862,057	5,869,878
Shares redeemed	(2,054,469)	(4,496,893)	(15,132,731)	(12,472,479)
Net increase (decrease)	(420,613)	(3,510,826)	(8,710,981)	(4,219,197)
Growth Allocation
Shares sold	1,334,250	889,409	3,443,739	1,767,261
Shares reinvested	—	—	1,973,986	5,873,834
Shares redeemed	(1,113,763)	(3,302,176)	(14,439,226)	(9,264,432)
Net increase (decrease)	220,487	(2,412,767)	(9,021,501)	(1,623,337)

	Six Months Ended 6/30/23		Year Ended 12/31/22
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Aggressive Allocation
Shares sold	1,002,279	736,640	2,111,487	1,315,352
Shares reinvested	—	—	2,500,380	7,760,851
Shares redeemed	(965,143)	(3,080,589)	(6,960,583)	(6,938,216)
Net increase (decrease)	37,136	(2,343,949)	(2,348,716)	2,137,987
Money Market
Shares sold	2,987,904,183	92,910,083	6,874,995,603	464,431,471
Shares reinvested	8,305,391	11,380,041	4,659,638	6,450,251
Shares redeemed	(2,981,335,325)	(84,690,382)	(6,984,269,683)	(402,783,948)
Net increase (decrease)	14,874,249	19,599,742	(104,614,442)	68,097,774
Low-Duration Bond
Shares sold	15,556,161	3,257,112	17,910,281	7,563,125
Shares reinvested	815,560	173,853	1,193,162	302,208
Shares redeemed	(5,393,970)	(2,578,842)	(19,561,367)	(9,168,175)
Net increase (decrease)	10,977,751	852,123	(457,924)	(1,302,842)
Medium-Duration Bond
Shares sold	13,306,259	4,970,234	26,885,387	7,858,108
Shares reinvested	2,248,526	433,337	2,878,012	489,779
Shares redeemed	(11,527,192)	(3,045,066)	(26,243,291)	(11,874,551)
Net increase (decrease)	4,027,593	2,358,505	3,520,108	(3,526,664)
Global Bond
Shares sold	4,966,500	1,856,554	7,715,614	2,396,264
Shares reinvested	422,426	80,448	697,759	131,981
Shares redeemed	(2,479,012)	(1,057,438)	(7,853,978)	(3,131,026)
Net increase (decrease)	2,909,914	879,564	559,395	(602,781)
Impact Bond[1]
Shares sold	5,497,548	1,041,306
Shares reinvested	77,368	13,751
Shares redeemed	(297,060)	(57,500)
Net increase (decrease)	5,277,856	997,557
Defensive Market Strategies®
Shares sold	3,841,159	2,465,784	7,990,961	4,756,059
Shares reinvested	1,346,769	466,350	14,407,231	5,669,375
Shares redeemed	(3,226,381)	(2,745,444)	(10,128,292)	(8,607,452)
Net increase (decrease)	1,961,547	186,690	12,269,900	1,817,982
Impact Equity[1]
Shares sold	9,836,391	1,451,654
Shares reinvested	—	—
Shares redeemed	(383,866)	(8,498)
Net increase (decrease)	9,452,525	1,443,156

	Six Months Ended 6/30/23		Year Ended 12/31/22
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Equity Index
Shares sold	2,428,286	1,342,234	12,752,274	3,590,940
Shares reinvested	333,501	94,288	1,443,049	442,762
Shares redeemed	(3,516,732)	(1,605,066)	(6,066,700)	(3,466,858)
Net increase (decrease)	(754,945)	(168,544)	8,128,623	566,844
Value Equity Index[2]
Shares sold	1,095,253	577,762	14,231,133	1,054,807
Shares reinvested	119,891	9,221	101,406	4,526
Shares redeemed	(660,505)	(511,473)	(397,996)	(163,629)
Net increase (decrease)	554,639	75,510	13,934,543	895,704
Value Equity
Shares sold	1,898,739	975,300	2,882,096	3,949,332
Shares reinvested	164,829	81,545	5,310,194	3,575,910
Shares redeemed	(1,906,307)	(3,111,531)	(20,871,820)	(4,533,432)
Net increase (decrease)	157,261	(2,054,686)	(12,679,530)	2,991,810
Growth Equity Index[2]
Shares sold	672,878	1,965,817	14,325,442	963,241
Shares reinvested	41,316	8,159	49,232	341
Shares redeemed	(2,327,663)	(245,631)	(20,158)	(187,204)
Net increase (decrease)	(1,613,469)	1,728,345	14,354,516	776,378
Growth Equity
Shares sold	1,795,939	1,815,960	10,657,475	3,111,055
Shares reinvested	16,088	—	4,062,386	3,495,032
Shares redeemed	(6,047,111)	(2,167,931)	(16,903,460)	(7,133,911)
Net increase (decrease)	(4,235,084)	(351,971)	(2,183,599)	(527,824)
Small Cap Equity
Shares sold	3,256,392	1,252,979	3,714,047	1,725,397
Shares reinvested	—	—	1,328,169	789,102
Shares redeemed	(1,498,077)	(1,745,427)	(3,830,548)	(3,392,048)
Net increase (decrease)	1,758,315	(492,448)	1,211,668	(877,549)
International Equity Index[3]
Shares sold	3,505,174	706,123	19,059,814	897,958
Shares reinvested	—	—	2,330,387	19,789
Shares redeemed	(5,414,456)	(361,918)	(10,745,667)	(101,396)
Net increase (decrease)	(1,909,282)	344,205	10,644,534	816,351
International Equity
Shares sold	2,500,088	1,733,740	5,998,120	3,253,789
Shares reinvested	—	—	1,148,221	397,094
Shares redeemed	(7,086,527)	(1,918,140)	(13,766,544)	(3,883,732)
Net increase (decrease)	(4,586,439)	(184,400)	(6,620,203)	(232,849)

	Six Months Ended 6/30/23		Year Ended 12/31/22
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Emerging Markets Equity
Shares sold	3,690,343	1,736,088	12,331,251	3,290,389
Shares reinvested	—	—	1,595,286	213,024
Shares redeemed	(4,667,644)	(1,412,016)	(6,197,919)	(2,462,757)
Net increase (decrease)	(977,301)	324,072	7,728,618	1,040,656
Global Real Estate Securities
Shares sold	2,398,887	711,434	3,057,694	1,762,139
Shares reinvested	534,814	220,360	612,383	279,563
Shares redeemed	(616,878)	(1,098,979)	(2,848,041)	(2,623,179)
Net increase (decrease)	2,316,823	(167,185)	822,036	(581,477)
Strategic Alternatives
Shares sold	1,556,633	567,907	6,779,653	4,180,255
Shares reinvested	—	—	848,697	194,330
Shares redeemed	(6,181,092)	(1,817,024)	(13,912,587)	(3,006,927)
Net increase (decrease)	(4,624,459)	(1,249,117)	(6,284,237)	1,367,658

1	For the period January 27, 2023 (commencement of operations) through June 30, 2023.
2	For the period August 31, 2022 (commencement of operations) through June 30, 2023.
3	For the Investor Class only, the period of April 29, 2022 through June 30, 2023.
7.  BANK BORROWINGS
Pursuant to a Line of Credit Agreement, the Funds are permitted to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund is individually, and not jointly, liable for its particular advances, if any, under the line of credit. If the line of credit was utilized, interest would be charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00% or 1.50%. Each Fund also paid a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum. The agreement will expire on November 15, 2023.
There were no draws on the line of credit for the six-month period ended June 30, 2023, and there were no outstanding loans at June 30, 2023.
8.  FEDERAL INCOME TAXES
Each Fund has elected to be treated as and intends to qualify as a regulated investment company each year by complying with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
Management has analyzed the Funds’ tax positions and has concluded that no material provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years and the current year (year ended December 31, 2020, through six-month period ended June 30, 2023), remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.
Distributions during the years ended December 31, 2022, and December 31, 2021, were characterized as follows for tax purposes:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2015	2022	$12,278,432	$ 32,650,498	$ —	$ 44,928,930
	2021	16,366,140	22,651,767	—	39,017,907
MyDestination 2025	2022	27,613,983	86,598,851	—	114,212,834
	2021	40,508,972	44,139,652	—	84,648,624
MyDestination 2035	2022	20,619,529	73,802,651	—	94,422,180
	2021	33,393,700	41,638,226	—	75,031,926
MyDestination 2045	2022	15,565,154	52,402,384	—	67,967,538
	2021	26,310,514	32,873,431	—	59,183,945
MyDestination 2055	2022	6,265,546	18,987,891	—	25,253,437
	2021	10,461,781	12,177,927	—	22,639,708
Conservative Allocation	2022	6,900,535	13,094,388	—	19,994,923
	2021	9,264,362	11,278,760	—	20,543,122
Balanced Allocation	2022	17,907,368	63,772,833	—	81,680,201
	2021	41,868,787	52,429,849	—	94,298,636
Growth Allocation	2022	1,225,298	81,735,314	—	82,960,612
	2021	38,017,659	54,761,306	—	92,778,965
Aggressive Allocation	2022	1,072,963	102,159,639	—	103,232,602
	2021	38,902,102	52,142,935	—	91,045,037
Money Market	2022	23,591,357	—	—	23,591,357
	2021	—	—	—	—
Low-Duration Bond	2022	19,504,200	—	—	19,504,200
	2021	10,274,701	481,506	—	10,756,207
Medium-Duration Bond	2022	44,093,477	—	—	44,093,477
	2021	43,133,548	2,553,507	—	45,687,055
Global Bond	2022	6,084,043	323,287	645,546	7,052,876
	2021	18,993,319	3,532,184	—	22,525,503
Defensive Market Strategies®	2022	18,737,915	186,894,401	—	205,632,316
	2021	61,857,721	84,527,216	—	146,384,937
Equity Index	2022	42,981,741	32,597,417	—	75,579,158
	2021	40,916,918	62,439,120	—	103,356,038
Value Equity Index	2022	1,060,490	—	—	1,060,490
Value Equity	2022	26,459,616	128,117,163	—	154,576,779
	2021	53,580,516	104,857,148	—	158,437,664
Growth Equity Index	2022	464,138	—	—	464,138
Growth Equity	2022	1,198,853	134,976,762	—	136,175,615
	2021	13,290,950	351,980,455	—	365,271,405
Small Cap Equity	2022	2,824,239	30,262,526	—	33,086,765
	2021	63,621,325	58,500,598	—	122,121,923

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
International Equity Index	2022	$20,557,904	$ 2,765,624	$ —	$ 23,323,528
	2021	24,814,894	18,694,988	—	43,509,882
International Equity	2022	18,001,181	1,252,957	—	19,254,138
	2021	49,827,532	54,284,848	—	104,112,380
Emerging Markets Equity	2022	13,013,936	—	1,707,078	14,721,014
	2021	44,331,334	53,668,789	—	98,000,123
Global Real Estate Securities	2022	4,183,549	3,606,763	—	7,790,312
	2021	16,177,915	4,012,374	—	20,190,289
Strategic Alternatives	2022	10,078,085	1,608,781	—	11,686,866
	2021	4,747,893	493,166	—	5,241,059
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Qualified Late Year Losses	Net Unrealized Appreciation (Depreciation)
MyDestination 2015	$ 372,778	$ 2,126,592	$ —	$ (65,891,495)
MyDestination 2025	949,755	5,193,586	—	(133,183,661)
MyDestination 2035	670,071	7,991,276	—	(86,286,614)
MyDestination 2045	455,040	5,030,193	—	(28,301,894)
MyDestination 2055	169,674	2,167,067	—	(20,396,642)
Conservative Allocation	179,140	2,873,497	—	(49,871,824)
Balanced Allocation	642,126	16,749,235	—	(223,678,435)
Growth Allocation	11,858,240	—	—	(182,548,270)
Aggressive Allocation	10,093,709	7,517,721	—	(187,030,834)
Money Market	4,844	—	—	(354)
Low-Duration Bond	—	—	(2,308,322)	(47,739,245)
Medium-Duration Bond	4,734,630	—	—	(243,066,012)
Global Bond	—	—	(315,358)	(84,862,500)
Defensive Market Strategies®	11,665,076	—	—	(38,202,580)
Equity Index	230,515	2	(694,324)	893,012,779
Value Equity Index	—	—	—	1,836,834
Value Equity	—	91,471	(6,255,135)	75,781,132
Growth Equity Index	—	—	—	(11,688,607)
Growth Equity	—	—	(8,268,206)	(13,544,858)
Small Cap Equity	184,282	—	(1,170,779)	(7,628,199)
International Equity Index	3,026,523	—	—	(9,324,923)
International Equity	7,494,131	—	—	(39,308,165)
Emerging Markets Equity	—	—	(1,526,483)	(83,021,793)
Global Real Estate Securities	3,064,551	966,381	—	(44,183,941)
Strategic Alternatives	1,959,883	—	(2,682,573)	(6,334,606)

At June 30, 2023, the aggregate cost of investments for federal income tax purposes (including securities sold short and derivative related items) and the net unrealized appreciation from investments having an excess of value over cost and net unrealized depreciation from investments having an excess of cost over value were as follows:
Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Investments	Depreciated Investments
MyDestination 2015	$ 699,612,660	$ (36,336,866)	$ 13,666,553	$ (50,003,419)
MyDestination 2025	1,764,918,303	(30,834,713)	83,597,733	(114,432,446)
MyDestination 2035	1,521,882,855	29,566,573	120,479,631	(90,913,058)
MyDestination 2045	1,138,487,502	83,956,088	130,627,933	(46,671,845)
MyDestination 2055	513,585,336	33,677,639	50,118,048	(16,440,409)
Conservative Allocation	458,200,045	(30,114,226)	4,190,067	(34,304,293)
Balanced Allocation	1,395,845,131	(135,069,613)	15,297,905	(150,367,518)
Growth Allocation	1,092,989,682	(76,209,399)	15,105,138	(91,314,537)
Aggressive Allocation	1,024,006,206	(53,732,349)	16,354,073	(70,086,422)
Money Market	1,609,839,467	—	—	—
Low-Duration Bond	1,220,044,621	(39,386,130)	1,275,227	(40,661,357)
Medium-Duration Bond	2,665,571,523	(205,181,206)	18,741,954	(223,923,160)
Global Bond	654,349,744	(71,902,027)	12,122,830	(84,024,857)
Impact Bond	64,141,170	(1,389,344)	37,685	(1,427,029)
Defensive Market Strategies®	1,393,322,540	(3,425,360)	21,450,173	(24,875,533)
Impact Equity	109,071,712	7,268,327	10,320,726	(3,052,399)
Equity Index	2,090,420,427	1,332,772,151	1,421,311,063	(88,538,912)
Value Equity Index	158,992,947	4,639,375	12,766,274	(8,126,899)
Value Equity	891,203,989	78,725,788	119,325,233	(40,599,445)
Growth Equity Index	153,081,487	26,601,912	28,684,977	(2,083,065)
Growth Equity	1,147,816,619	266,393,488	297,630,264	(31,236,776)
Small Cap Equity	736,539,814	31,265,017	94,378,615	(63,113,598)
International Equity Index	812,266,130	69,790,016	124,485,883	(54,695,867)
International Equity	1,000,755,450	43,666,795	88,980,716	(45,313,921)
Emerging Markets Equity	777,991,764	(32,827,279)	41,169,170	(73,996,449)
Global Real Estate Securities	297,964,651	(34,035,948)	5,385,084	(39,421,032)
Strategic Alternatives	238,545,892	(21,086,210)	4,650,663	(25,736,873)
The differences between book basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales, premium amortization on convertible bonds, Ukrainian debt restructuring, convertible securities, investments in passive foreign investment companies ("PFIC"), swaps and other securities with book and tax cost differences.
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made for permanent tax differences to reflect income and gains available for distribution under income tax regulations. For the period ended December 31, 2022, the capital accounts have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, reclassifications of dividends paid, equalization, convertible bonds and non-deductible expenses. Net assets were not affected by these reclassifications.

9.  RISKS
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).
Market Risks —  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (e.g., yield) movements. The Federal Reserve Board's decision to increase interest rates from historic lows has increased market volatility and heightened risks associated with rising interest rates.
If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.
A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
Local, regional or global events such as the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Funds and their investments. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds' operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, remains unknown.
On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The continuing political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Funds will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs.
Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.
10. PRIVATE INVESTMENT
The Impact Bond Fund entered into a loan agreement with First Baptist Church – Rogers, Arkansas, on May 31, 2023, with a total uncalled capital commitment of $1,200,000. The note proceeds will be utilized by First Baptist Church – Rogers, Arkansas, to construct a new worship center adjacent to the church’s existing location.
11. RECENT PRONOUNCEMENTS
In March 2020, the FASB issued ASU 2020-04 to provide temporary, optional expedients related to the accounting for contract modifications and hedging transactions as a result of the global markets’ anticipated transition away from the use of LIBOR and other interbank offered rates to alternative reference rates. Preceding the issuance of ASU 2020-04, which established ASC 848, the United Kingdom’s Financial Conduct Authority (FCA) announced that it would no longer need to persuade or compel banks to submit to LIBOR after December 31, 2021. In response, the FASB established a December 31, 2022, expiration date for ASC 848. In March 2021, the FCA announced that the intended cessation date of LIBOR in the United States would be June 30, 2023. In December 2022, the FASB issued ASU 2022-06 which includes amendments to defer the application of the amendments through December 31, 2024. Management is currently evaluating the impact, if any, on the financial statements.

In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (Topic 820). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact  on the Funds’ financial statements.
On October 26, 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports. Tailored Shareholder Reports are concise and visually streamlined annual and semiannual reports that will focus on fund expenses, performance, certain portfolio holdings, and certain other retail-oriented information. The rule became effective in January 2023 and there is an 18-month transition period after the effective date with a compliance date of July 2024. Management is currently evaluating the implications of the changes and the impact on financial statement disclosures and reporting requirements.
12. REGULATORY EXAMINATIONS
Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.

NOTICE TO SHAREHOLDERS (Unaudited)
GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times during the six months ended June 30, 2023, directly or indirectly controlled the vote of at least 60% of the outstanding shares of GuideStone Funds (the “Trust”). This means that GuideStone Financial Resources, which is an affiliate of the Trust’s investment adviser, GuideStone Capital Management, LLC, controls the vote on any matter that requires shareholder approval.
During the six-months ended June 30, 2023, GuideStone Financial Resources approved by written consent in lieu of a shareholder meeting, dated March 1, 2023, the election of Deanna A. Mankins and James D. Caldwell as Independent Trustees of the Trust effective March 31, 2023.

LIQUIDITY RISK MANAGEMENT PROGRAM
Pursuant to Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended, GuideStone Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) whose principal objectives include assessing, managing and periodically reviewing the liquidity risk of each series of the Trust (each, a “Fund” and collectively, the “Funds”), based on factors specific to the circumstances of each Fund.  The Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
The Board of Trustees (the “Board”) of the Trust met at a Board meeting held on May 22-23, 2023 (the “Meeting”) to review the Trust’s Program.  The Board previously approved the Program and designated the Liquidity Risk Management Committee of GuideStone Capital Management, LLC (the “Committee”) as the Administrator of the Program.  At the Meeting, the Committee provided the Board with a written report which addressed the operation of the Program from April 1, 2022 through March 31, 2023 (the “Review Period”) and assessed its adequacy and effectiveness of implementation.  The Committee reported on the following reviews and conclusions:
•	the process for categorizing each Fund’s portfolio holdings into one of four liquidity categories, as defined in the Rule and the role of the Funds’ third-party liquidity classification data provider in the classification process, noting that no operational or compliance issues were detected;
•	a review of the Funds’ liquidity factors, as enumerated in the Rule;
•	each Fund remained primarily highly liquid, as the term is defined in the Rule;
•	due to the highly liquid nature of each of the Funds, a highly liquid investment minimum had not been established for any Fund;
•	there were no liquidity events that materially affected the ability of any Fund to sell portfolio securities without significantly affecting its market value in order to timely meet redemptions without dilution to ongoing shareholders;
•	for one day during the Review Period, the Emerging Markets Equity Fund exceeded the 15% Threshold on illiquid investments, as those terms are defined in the Program, due to the Lunar New Year holiday, and the Committee discussed that this annual recurring event triggers an increase in illiquid securities of the Fund, which return to their normal liquidity categorizations upon the end of the holiday and the reopening of the impacted markets, and that the Fund can plan its liquidity risk management relating to the market closure in advance; the Board was given advance notice of this event;
•	there were no material changes to the Program during the Review Period;
•	the Program is reasonably designed and is operating effectively to assess and manage the liquidity risk for each Fund;
•	the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to developments with the potential to impact the Funds’ liquidity.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

FUND MANAGEMENT (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. This information is current as of July 1, 2023. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
INDEPENDENT TRUSTEES
James D. Caldwell (1955) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2023	Executive Vice President of TRT Holdings, Inc. (holding company of Omni Hotels), 2018 – present; Chief Executive Officer of Origins Behavioral HealthCare, LLC, 2018 – present; Chief Executive Officer and President of Omni Hotels and Resorts, 1996 –2018.	27	None
Thomas G. Evans (1961) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	President and Owner, Encompass Financial Services, Inc., 1985 – present; Trustee, GuideStone Financial Resources, 2010 – 2018.	27	None
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Vice President and Regional Credit Officer, First National Bank, 2017 – present.	27	None
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2015 – present; Certified Public Accountant, 1978 – present.	27	None
Deanna A. Mankins (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2023	Chief Financial Officer, City of Zachary, 2019 – present; Tax Manager, Postlethwaite & Netterville, APAC, 2001 – 2019.	27	None
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Trustee, GuideStone Financial Resources, 2010 – 2018; Trustee, GuideStone Capital Management, LLC, 2011 – 2018; GuideStone Investment Services and GuideStone Resource Management, Inc., 2014 – 2018.	27	None
Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	27	None
INTERESTED TRUSTEE AND OFFICER
David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Executive Vice President	Since 2019[3]	Vice President and Chief Investment Officer GuideStone Financial Resources, 2021 – present; Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2016 – 2021.	N/A	None

FUND MANAGEMENT (Continued)
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
OFFICERS WHO ARE NOT TRUSTEES4
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President – Fund Operations and Secretary	Since 2014[5]	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present.	N/A	N/A
Brandon Pizzurro (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2021	Director of Public Investments, GuideStone
Financial Resources, 2021 – present; Portfolio
Manager, GuideStone Financial Resources,
2019 - 2021; Senior Investment Analyst,
		GuideStone Financial Resources, 2017 – 2019.	N/A	N/A
Brandon Waldeck (1977) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 AML Compliance Officer	Since 2020	Senior Manager – Fraud Risk, GuideStone Financial Resources, 2019 – present; Director of Ethics Office Trade Monitoring, Fidelity Investments, 2001 – 2019.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and Chief Legal Officer	Since 2017[6]	Managing Director, Compliance and Legal, GuideStone Financial Resources, 2020 – present; Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – 2020.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present.	N/A	N/A
1  Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources, if applicable. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last.  Officers serve at the pleasure of the Board of Trustees.
2  Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
3 Effective August 31, 2023, Mr. Spika will join the Board of Trustees as an Interested Trustee of the Trust, which is due to his positions with the Trust, GuideStone Financial Resources, the Adviser and GuideStone Investment Services. Mr. Spika has served as an officer of the Trust since 2019.
4  The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.
5  Ms. Childers has served as Vice President – Fund Operations since 2014.  She has served as Vice President – Fund Operations and Secretary since 2021.
6  Mr. Wolfe has served as Chief Legal Officer since 2017. He has served as CCO and Chief Legal Officer since 2020.

PROXY VOTING
A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.
FORM N-MFP
GuideStone Money Market Fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month. The portfolio holdings information is posted on our website, GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at http://www.sec.gov.
QUARTERLY SCHEDULES OF INVESTMENTS
In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-PORT. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, GuideStoneFunds.com. You may also obtain Form N-PORT filings by accessing the SEC’s website at http://www.sec.gov.

BOARD REVIEW OF NEW INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS FOR THE IMPACT BOND FUND AND IMPACT EQUITY FUND
As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of GuideStone Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act, advised by independent legal counsel (“Independent Counsel”), considered the approval of the investment advisory agreements (the “New Advisory Agreements”) among GuideStone Capital Management, LLC (“GSCM” or the “Adviser”) and the Trust on behalf of each new series of the Trust  – the Impact Bond Fund (the “MBF”) and Impact Equity Fund (the “MEF” and together with the MBF, the “New Funds”), and the following new sub-advisory agreements among the Adviser, the Trust and respectively: (i) RBC Global Asset Management (U.S.) Inc. (“RBC GAM US”) to serve as sub-adviser to the MBF (the “RBC GAM US Agreement”); (ii) Janus Henderson Investors US LLC (“Janus”) to serve as sub-adviser to the MEF (the “Janus Agreement” and together with the RBC GAM US Agreement, the “New Sub-Advisory Agreements”) and (iii) Parametric Portfolio Associates LLC (“Parametric” and together with RBC GAM US and Janus, the “New Funds Sub-Advisers”) to serve as completion portfolio program sub-adviser and overlay program sub-adviser (the “Parametric Agreements”) for both New Funds, each on behalf of each New Fund.  The Board approved the New Advisory Agreements, the New Sub-Advisory Agreements and the Parametric Agreements (collectively, the “New Funds Agreements”) at a meeting of the Board held on November 10, 2022 (the “November Meeting”).
The Board’s decision to approve the New Funds Agreements reflects the exercise of the Board’s business judgment and the Board’s consideration of its fiduciary duties to the New Funds and their prospective shareholders.  Prior to approving the New Funds Agreements, the Board requested and received information from the Adviser and the New Funds Sub-Advisers and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the New Funds Agreements.  The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by the Adviser and each New Funds Sub-Adviser; (ii) the personnel resources of the Adviser and each New Funds Sub-Adviser; (iii) the experience and expertise of the Adviser and each New Funds Sub-Adviser; (iv) the financial capabilities and financial resources of the Adviser and each New Funds Sub-Adviser; (v) the compliance program and compliance history of the Adviser and each New Funds Sub-Adviser; (vi) the composite performance history of the Adviser’s and each New Funds Sub-Adviser’s proposed investment strategy, as applicable, in comparison to relevant benchmarks, as applicable; (vii) the amount of the contractual advisory fee proposed to be paid to the Adviser, and the amount of the contractual sub-advisory fee proposed to be paid to each New Funds Sub-Adviser, in comparison to available fee information for the Adviser’s and such New Funds Sub-Advisers’ other clients and similar funds, if applicable; (viii) the expected profitability of the Adviser and each New Funds Sub-Adviser with respect to the New Funds and their overall business; (ix) the extent of any economies of scale and whether the fee structure in the New Funds Agreements reflects such economies of scale; (x) the existence of any collateral benefits that may be realized by the Adviser and each New Funds Sub-Adviser, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) any collateral benefits that may be realized by the New Funds.  With respect to each New Funds Agreement, the Board also evaluated whether the approval of the New Funds Agreements was in the best interests of each New Fund and their prospective shareholders.  No one factor was determinative in the Board’s consideration of the New Funds Agreements, and each Trustee may have attributed different weights to the factors considered.
The Board undertook a review of the terms of each New Funds Agreement, and the Adviser provided the Board with information in the form of reports about the Adviser and each New Funds Sub-Adviser prior to and during the November Meeting, which addressed the factors listed previously.  During the November Meeting, the Adviser also gave presentations to the Board during which the Adviser provided additional information about the Adviser and the New Funds Sub-Advisers, discussed the comprehensive review process used by the Adviser to recommend the New Funds Sub-Advisers and responded to questions from the Board.
In addition, the Independent Trustees met separately in executive session with Independent Counsel to discuss and consider the information presented in connection with the approval of each New Funds Agreement, as well as the Trustees’ responsibilities and duties in approving the agreements.
BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR THE IMPACT BOND FUND AND IMPACT EQUITY FUND
In considering the approval of the New Advisory Agreements with GSCM on behalf of the New Funds, the Trustees took into account all the materials provided prior to and during the November Meeting, the presentations made and the extensive discussions during the meeting, including the discussion the Independent Trustees had during their executive sessions with Independent Counsel.  The Board also took into account the Investment Management Committee of the Board’s (“IMC”) review of information related to the New Advisory Agreements.  The Board considered its responsibilities with respect to reviewing and approving the terms of the New Advisory Agreements, the investment management team at GSCM, the reasonableness of GSCM’s advisory fees and whether the appointment of GSCM would be in the best interests of each New Fund and their prospective shareholders.  The Board reviewed the factors that it should consider in evaluating whether to approve the New Advisory Agreements and the materials provided to support each factor.
In making its determination to approve GSCM, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors.  Such factors included the nature, extent and quality of the services to be provided by GSCM to each New Fund; the fees charged by GSCM for its services; information regarding GSCM’s ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes.  The Trustees evaluated the Adviser’s experience in serving as an investment adviser, including overseeing the provision of investment advisory and portfolio management services and managing the allocation of existing assets for each of the Select Funds*.  The Trustees noted the experience of key personnel in providing investment management and administrative services, the systems used by such persons and the Adviser’s ability to attract and retain capable personnel.  The Trustees noted the terms of the New Advisory Agreements and the responsibilities that the Adviser will have as an investment adviser to the New Funds, including overseeing the provision of investment advisory and portfolio management services to the New Funds, developing the overall investment strategies for the New Funds, oversight of general fund compliance and compliance with faith-based investment (“FBI”) restrictions and the implementation of Board directives as they may relate to the New Funds.  The Trustees also noted that, except for the identity of the New Funds and their respective management fees, the New Advisory Agreements are identical in all material respects to other advisory agreements entered into by the Trust for the existing portfolios.
With respect to the advisory fees to be paid to the Adviser, the Board considered information provided by the Adviser regarding the appropriateness of the fees based on the nature and extent of advisory services required for each New Fund. The Board further noted that the overall management and advisory fees for each New Fund, based upon information provided in the meeting materials, was comparable to funds with similar investment objectives and policies. The Board considered and reviewed the implementation of expense caps for the Investor Class of each New Fund and the Institutional Class of the MBF, whereby the Adviser has agreed to pay, waive or assume expenses of each class of the New Funds to the extent needed to limit the respective total annual operating expenses of a class (without regard to any expense reductions realized through the use of directed brokerage) excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities, to 0.50% and 0.79% for the Institutional Class and Investor Class of the MBF, respectively, and to 1.21% for the Investor Class of the MEF.  Accordingly, the Trustees observed that the anticipated total annual operating expenses of the applicable classes of each New Fund would be above the expense caps and that the Adviser’s profitability is expected to lessen as a result.  The Trustees further observed that as the New Funds grow in AUM, reductions in expenses covered by the expense caps would inure to the benefit of the Adviser if and when a decrease in, and removal of, the advisory fee waivers occur.
The Board concluded that the New Funds are likely to benefit from the nature, extent and quality of the services to be provided by the Adviser as a result of the Adviser’s experience, personnel, operations and resources.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that GSCM would provide investment management services that are appropriate in scope and that the fees to be paid to GSCM by each New Fund, under the New Advisory Agreements would be fair and reasonable in light of the nature, extent and quality of services to be provided.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE IMPACT BOND FUND AND IMPACT EQUITY FUND
In considering the approval of the New Sub-Advisory Agreements, the Board took into account the materials provided prior to and during the November meeting, the presentations made and the extensive discussions held, including the discussions the Independent Trustees had during executive sessions with Independent Counsel.  The Board also took into account the IMC’s review of information related to the New Sub-Advisory Agreements.  The Board considered its responsibilities with respect to reviewing and approving the terms of each New Sub-Advisory Agreement, the investment management teams at RBC GAM US and Janus, the reasonableness of RBC GAM US’s and Janus’ sub-advisory fees and whether the appointment of RBC GAM US and Janus would be in the best interests of the New Funds and their respective shareholders.  The Board reviewed the factors that it should consider in evaluating whether to approve each New Sub-Advisory Agreement and the materials provided to support each factor.
In making its determination to approve the selection of RBC GAM US and Janus, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors.  Such factors included the nature, extent and quality of the services to be provided by RBC GAM US and Janus; the composite performance history of RBC GAM US’s and Janus’s respective strategies to be used for the New Funds; the fees charged by RBC GAM US and Janus for their services; and information regarding RBC GAM US’s and Janus’ respective ownership structure, investment management experience, personnel, clients, AUM, human resources practices, business continuity and cybersecurity policies and practices, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophy and processes.  The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend RBC GAM US’s and Janus’ services.  The Board considered that the Adviser had been able to retain negotiated fee schedules that were favorable compared to RBC GAM US’s and Janus’s respective stated fee schedules.
Because the engagements with RBC GAM US and Janus for sub-advisory services for the New Funds would be new, there was no relevant historical profitability information for the Board to assess.  The Board noted, however, that RBC GAM US provided an estimate of profitability for providing its services to the MBF, and that RBC GAM US’s profitability was based on a full cost allocation approach combined with management judgment. The Board also noted that Janus provided an estimate of profitability for providing its services to the MEF, and that Janus’ profitability was based on the firm’s standard methodology for estimating profitability by portfolio.  The Trustees considered the Adviser’s assessment of RBC GAM US’s and Janus’ financial condition.

The Trustees noted that the Adviser, after reviewing certain financial information provided by RBC GAM US and Janus, believed that the firms were financially sound.
The Board considered the fees to be paid to RBC GAM US and Janus under their respective New Sub-Advisory Agreements, in light of the nature, extent and quality of the services to be provided.  The Board also considered the fees generally charged by RBC GAM US and Janus to other clients and by other investment advisers that offer similar services.  The Board also noted that the New Funds, and not the Adviser, would pay fees to RBC GAM US and Janus, respectively, directly.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by RBC GAM US and Janus and their respective affiliates as a result of their respective arrangements with the New Funds.  The Board concluded that any potential benefits to be derived by RBC GAM US and Janus included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Board noted the Adviser’s representations that RBC GAM US and Janus would be comfortable managing their respective strategies in accordance with the New Funds’ FBI policy.  The Adviser informed the Board that it has a positive working relationship with RBC GAM US and Janus, noting that both firms served as sub-advisers to the Global Impact Fund.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of RBC GAM US’s strategy (“RBC GAM US Strategy”) and the Janus Global Sustainable Equity Strategy (the “Janus Strategy”) to be used within the MBF and MEF, respectively.  The Board noted that the RBC GAM US Strategy’s performance history versus its benchmark, the Bloomberg US Aggregate Bond Index (“BAG”), had been favorable over historical time periods, generating 0.49% of outperformance (annualized) relative to the BAG since inception (November 2009) over the time periods ended September 30, 2022.  The Board further noted that the Janus Strategy’s performance history versus its benchmark, the MSCI All Country World Index (ACWI) Growth Index, had been favorable over historical time periods, generating 1.30% of outperformance (annualized) relative to the benchmark over the trailing 10-year period ended September 30, 2022.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that RBC GAM US and Janus would provide investment management services that are appropriate in scope and that the fees to be paid to RBC GAM US and Janus by each New Fund under the respective New Sub-Advisory Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE IMPACT BOND FUND’S AND IMPACT EQUITY FUND’S COMPLETION PORTFOLIO AND OVERLAY PROGRAMS
In considering the approval of the Parametric Agreements, the Board took into account the materials provided prior to and during the November Meeting, the presentations made and the extensive discussions during the meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel.  The Board also took into account the IMC’s review of information related to the Parametric Agreements.  The Board reviewed the factors that it should consider in evaluating whether to approve the Parametric Agreements and the materials provided to support each factor.
In making its determination to approve the selection of Parametric as a sub-adviser to each New Fund for completion portfolio services and cash overlay services, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors.  Such factors included the nature, extent and quality of the services to be provided by Parametric under each

Parametric Agreement; the fees charged by Parametric for its completion portfolio services and cash overlay services; and information regarding Parametric’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes.  The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Parametric’s completion portfolio services and cash overlay services on behalf of the New Funds.  The Board considered that the Adviser believed Parametric’s negotiated fee schedules for such services to be competitive and would be the same as the fee charged to the other Select Funds participating in the completion portfolio program and cash overlay program.
The Board considered the profitability information provided by Parametric for its completion portfolio services and cash overlay services currently provided to all series of the Trust (collectively, the “Funds”).  The Trustees also considered the Adviser’s assessment of Parametric’s financial condition.  The Trustees noted that the Adviser, after reviewing certain financial information provided by Parametric, believed that Parametric was financially sound.
The Board considered the fees to be paid to Parametric under each Parametric Agreement, as well as the overall fee structure under each Parametric Agreement, in light of the nature, extent and quality of the services to be provided.  The Board also considered the fees charged by other investment advisers that offer similar services.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Parametric and its affiliates as a result of its arrangements with the New Funds.  The Board concluded that any potential benefits to be derived by Parametric included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Board observed that the purpose of Parametric’s cash overlay services would be to help mitigate a potential drag on returns created by holding cash within the New Funds.  The Board also observed that the purpose of the Parametric completion portfolio engagement is to provide the Adviser with additional flexibility to manage the risk/return profile of each New Fund.  The Adviser informed the Board that it has a positive working relationship with Parametric, noting that Parametric currently serves as sub-adviser to the Trust’s overlay program, as well as provides a completion portfolio program to certain Funds.  The Board considered the Adviser’s representation that Parametric would be comfortable implementing its cash overlay services in accordance with the New Funds’ FBI policy.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Parametric would provide completion portfolio services and cash overlay services that are appropriate in scope and that the fees to be paid to Parametric by each New Fund under the respective Parametric Agreements would be fair and reasonable in light of the nature, extent and quality of services to be provided.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
(*) “Select Funds” refers collectively to the Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies® Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund.

INVESTMENT SUB-ADVISERS (Assets under management as of June 30, 2023) (Unaudited)
GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.
Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$ 9.4Tr
Low-Duration Bond	BlackRock Financial Management, Inc.[1]	1994	$ 9.4Tr
	Pacific Investment Management Company LLC	1971	$ 1.8Tr
	Parametric Portfolio Associates LLC	1987	$439.2B
	Payden & Rygel	1983	$144.4B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$ 2.5Tr
	Guggenheim Partners Investment Management, LLC	2005	$225.3B
	Pacific Investment Management Company LLC	1971	$ 1.8Tr
	Parametric Portfolio Associates LLC	1987	$439.2B
	Western Asset Management Company, LLC	1971	$388.0B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$310.3B
	Neuberger Berman Investment Advisers LLC	2002	$443.0B
	Parametric Portfolio Associates LLC	1987	$439.2B
	Western Asset Management Company, LLC	1971	$388.0B
Defensive Market Strategies ®	American Century Investment Management, Inc.	1958	$214.9B
	Neuberger Berman Investment Advisers LLC	2002	$443.0B
	Parametric Portfolio Associates LLC	1987	$439.2B
	PGIM Quantitative Solutions LLC	1975	$ 95.2B
	Shenkman Capital Management, Inc.	1985	$ 29.4B
Impact Bond	Parametric Portfolio Associates LLC	1987	$439.2B
	RBC Global Asset Management (U.S.) Inc.	1983	$418.0B
Impact Equity	Janus Henderson Investors US LLC	1969	$322.1B
	Parametric Portfolio Associates LLC	1987	$439.2B
Equity Index	Legal & General Investment Management America, Inc.	2006	$221.0B
Value Equity Index	Legal & General Investment Management America, Inc.	2006	$221.0B
Value Equity	American Century Investment Management, Inc.	1958	$214.9B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$ 46.1B
	The London Company of Virginia, LLC	1994	$ 15.4B
	Parametric Portfolio Associates LLC	1987	$439.2B
	TCW Investment Management Company LLC	1971	$210.0B
Growth Equity Index	Legal & General Investment Management America, Inc.	2006	$221.0B
Growth Equity	J.P. Morgan Investment Management Inc.	1984	$ 2.7Tr
	Loomis, Sayles & Company, L.P.	1926	$310.3B
	Parametric Portfolio Associates LLC	1987	$439.2B
	Sands Capital Management, LLC	1992	$ 51.0B
	William Blair Investment Management, LLC	2014	$ 64.3B
Small Cap Equity	American Century Investment Management, Inc.	1958	$214.9B
	Delaware Investments Fund Advisers	1929	$575.6B
	Jacobs Levy Equity Management, Inc.	1986	$ 17.7B
	Parametric Portfolio Associates LLC	1987	$439.2B
	TimesSquare Capital Management, LLC	2000	$ 8.6B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$221.0B
International Equity	Altrinsic Global Advisors, LLC	2000	$ 8.8B
	AQR Capital Management, LLC	1998	$ 96.9B
	MFS Institutional Advisors, Inc.	1924	$589.0B
	Parametric Portfolio Associates LLC	1987	$439.2B
	WCM Investment Management, LLC	1976	$ 80.4B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$ 96.9B
	Goldman Sachs Asset Management, L.P.	1984	$ 2.5Tr
	Parametric Portfolio Associates LLC	1987	$439.2B
	RBC Global Asset Management (U.K.) Limited	2013	$418.0B
	Wellington Management Company LLP	1928	$ 1.2Tr

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Global Real Estate Securities	Heitman Real Estate Securities LLC	1989	$ 52.2B
	RREEF America L.L.C.	1975	$ 52.0B
Strategic Alternatives Fund	AQR Capital Management, LLC	1998	$ 96.9B
	Goldman Sachs Asset Management, L.P.	1984	$ 2.5Tr
	Parametric Portfolio Associates LLC	1987	$439.2B
	P/E Global LLC	2000	$ 15.6B
	SSI Investment Management LLC	1973	$ 2.0B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$ 11.3Tr
All Funds, except the Money Market Fund	Parametric Portfolio Associates LLC	1987	$439.2B
(1) Includes BlackRock International Limited and BlackRock (Singapore) Limited, which serve as sub-subadvisers.

GuideStone Funds

5005 LBJ Freeway, Ste. 2200, Dallas, TX 75244-6152
1-888-GS-FUNDS • *GuideStoneFunds.com*

Funds distributed by Foreside Funds Distributors LLC
Three Canal Plaza Suite 100, Portland, ME 04101

1139002 07/23 2239

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ David S. Spika
David S. Spika, President
(Principal Executive Officer)

Date August 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David S. Spika
David S. Spika, President
(Principal Executive Officer)

Date August 31, 2023

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(Principal Financial Officer)

Date August 31, 2023

*	Print the name and title of each signing officer under his or her signature.